As Filed with the Securities and Exchange Commission on April 30, 2009
REGISTRATION NO. 333-30844
811-05846

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 15

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 91

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
(Exact Name of Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Name of Depositor)

One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number: (781) 237-6030

Sandra M. DaDalt, Assistant Vice President and Senior Counsel
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park, SC 2335
Wellesley Hills, Massachusetts 02481
(Name and Address of Agent for Service)

Copies of Communications to:
Thomas C. Lauerman, Esq.
Jorden Burt LLP
1025 Thomas Jefferson Street, N.W.
Suite 400 East
Washington, D.C. 20007-0805

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485
☑ on May 1, 2009 pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

PART A

PROSPECTUS
MAY 1, 2009
MFS REGATTA CHOICE

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

You may choose among a number of variable investment options and fixed interest options. The variable options are Sub-Accounts in the Variable Account, each of which invests in one of the following fund options of the MFS® Variable Insurance Trust II (the “Funds”):

Large-Cap Equity Funds	Emerging Markets Equity Funds
MFS® Capital Appreciation Portfolio - S Class	MFS® Emerging Markets Equity Portfolio - S Class
MFS® Core Equity Portfolio - S Class	Specialty/Sector Equity Funds
MFS® Growth Portfolio - S Class	MFS® Technology Portfolio - S Class
MFS® Massachusetts Investors Growth	MFS® Utilities Portfolio - S Class
Stock Portfolio - S Class	Asset Allocation Funds
MFS® Blended Research Core Equity Portfolio - S Class	MFS® Total Return Portfolio - S Class
MFS® Global Research Portfolio - S Class[1]	Global Asset Allocation Funds
MFS® Strategic Value Portfolio - S Class	MFS® Global Total Return Portfolio - S Class
MFS® Value Portfolio - S Class	Money Market Funds
Mid-Cap Equity Funds	MFS® Money Market Portfolio - S Class
MFS® Mid Cap Growth Portfolio - S Class	Intermediate-Term Bond Funds
MFS® Mid Cap Value Portfolio - S Class	MFS® Bond Portfolio - S Class
Small-Cap Equity Funds	MFS® Government Securities Portfolio - S Class
MFS® New Discovery Portfolio - S Class	Multi-Sector Bond Funds
International/Global Equity Funds	MFS® Strategic Income Portfolio - S Class
MFS® Global Growth Portfolio - S Class	High Yield Bond Funds
MFS® Research International Portfolio - S Class	MFS® High Yield Portfolio - S Class
MFS® International Growth Portfolio - S Class	World Bond Funds
MFS® International Value Portfolio - S Class	MFS® Global Governments Portfolio - S Class

[1]	Formerly MFS® Research Portfolio - S Class.

Massachusetts Financial Services Company serves as investment adviser to all of the Funds in the MFS® Variable Insurance Trust II.

Please refer to the appendix entitled “Previously Available Investment Options” for information about certain Funds that are no longer available in connection with new Contracts being issued, but that are still available under certain Contracts that are already outstanding.

The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

Please read this Prospectus and the Trust prospectus carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

We have filed a Statement of Additional Information dated May 1, 2009 (the “SAI”) with the Securities and Exchange Commission (the “SEC”), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 47 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our “Annuity Mailing Address”) or by telephoning (800) 752-7215. In addition, you can inspect and copy all of our filings at the SEC's public reference facilities at: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC will provide copies by mail for a fee. The SEC also maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following address: SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

SPECIAL TERMS [INSERT PAGE NUMBER]
PRODUCT HIGHLIGHTS [INSERT PAGE NUMBER]
FEES AND EXPENSES [INSERT PAGE NUMBER]
EXAMPLE [INSERT PAGE NUMBER]
CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]
THE ANNUITY CONTRACT [INSERT PAGE NUMBER]
COMMUNICATING TO US ABOUT YOUR CONTRACT [INSERT PAGE NUMBER]
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) [INSERT PAGE NUMBER]
THE VARIABLE ACCOUNT [INSERT PAGE NUMBER]
VARIABLE ACCOUNT OPTIONS: THE MFS® VARIABLE INSURANCE TRUST II                                                                                                                                                     [INSERT PAGE NUMBER]
THE FIXED ACCOUNT [INSERT PAGE NUMBER]
THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS [INSERT PAGE NUMBER]
THE ACCUMULATION PHASE [INSERT PAGE NUMBER]
Issuing Your Contract [INSERT PAGE NUMBER]
Amount and Frequency of Purchase Payments [INSERT PAGE NUMBER]
Allocation of Net Purchase Payments [INSERT PAGE NUMBER]
Your Account [INSERT PAGE NUMBER]
Your Account Value [INSERT PAGE NUMBER]
Variable Account Value [INSERT PAGE NUMBER]
Fixed Account Value [INSERT PAGE NUMBER]
Transfer Privilege [INSERT PAGE NUMBER]
Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates [INSERT PAGE NUMBER]
Other Programs [INSERT PAGE NUMBER]
WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT                                                                                                                                                                [INSERT PAGE NUMBER]
Cash Withdrawals [INSERT PAGE NUMBER]
Withdrawal Charge [INSERT PAGE NUMBER]
Types of Withdrawals Not Subject to Withdrawal Charge [INSERT PAGE NUMBER]
Market Value Adjustment [INSERT PAGE NUMBER]
CONTRACT CHARGES [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Administrative Expense Charge [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge [INSERT PAGE NUMBER]
Charges for Optional Death Benefit Riders [INSERT PAGE NUMBER]
Premium Taxes [INSERT PAGE NUMBER]
Fund Expenses [INSERT PAGE NUMBER]
Modification in the Case of Group Contracts [INSERT PAGE NUMBER]
DEATH BENEFIT [INSERT PAGE NUMBER]
Amount of Death Benefit [INSERT PAGE NUMBER]
The Basic Death Benefit [INSERT PAGE NUMBER]
Optional Death Benefit Riders [INSERT PAGE NUMBER]
Spousal Continuance [INSERT PAGE NUMBER]
Calculating the Death Benefit [INSERT PAGE NUMBER]
Method of Paying Death Benefit [INSERT PAGE NUMBER]
Non-Qualified Contracts [INSERT PAGE NUMBER]
Selection and Change of Beneficiary [INSERT PAGE NUMBER]
Payment of Death Benefit [INSERT PAGE NUMBER]
Due Proof of Death [INSERT PAGE NUMBER]
THE INCOME PHASE -- ANNUITY PROVISIONS [INSERT PAGE NUMBER]
Selection of the Annuitant or Co-Annuitant [INSERT PAGE NUMBER]
Selection of the Annuity Commencement Date [INSERT PAGE NUMBER]
Annuity Options [INSERT PAGE NUMBER]
Selection of Annuity Option [INSERT PAGE NUMBER]
Amount of Annuity Payments [INSERT PAGE NUMBER]
Exchange of Variable Annuity Units [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Annuity Payment Rates [INSERT PAGE NUMBER]
Annuity Options as Method of Payment for Death Benefit [INSERT PAGE NUMBER]
OTHER CONTRACT PROVISIONS [INSERT PAGE NUMBER]
Exercise of Contract Rights [INSERT PAGE NUMBER]
Change of Ownership [INSERT PAGE NUMBER]
Voting of Fund Shares [INSERT PAGE NUMBER]
Reports to Owners [INSERT PAGE NUMBER]
Substitution of Securities [INSERT PAGE NUMBER]
Change in Operation of Variable Account [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
Modification [INSERT PAGE NUMBER]
Discontinuance of New Participants [INSERT PAGE NUMBER]
Reservation of Rights [INSERT PAGE NUMBER]
Right to Return [INSERT PAGE NUMBER]
TAX CONSIDERATIONS [INSERT PAGE NUMBER]
U.S. Federal Income Tax Considerations [INSERT PAGE NUMBER]
Puerto Rico Tax Considerations [INSERT PAGE NUMBER]
ADMINISTRATION OF THE CONTRACT [INSERT PAGE NUMBER]
DISTRIBUTION OF THE CONTRACT [INSERT PAGE NUMBER]
AVAILABLE INFORMATION [INSERT PAGE NUMBER]
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE [INSERT PAGE NUMBER]
STATE REGULATION [INSERT PAGE NUMBER]
LEGAL PROCEEDINGS [INSERT PAGE NUMBER]
FINANCIAL STATEMENTS [INSERT PAGE NUMBER]
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION [INSERT PAGE NUMBER]
APPENDIX A - GLOSSARY [INSERT PAGE NUMBER]
APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT [INSERT PAGE NUMBER]
APPENDIX C - CALCULATION OF BASIC DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX D - CALCULATION OF EEB OPTIONAL DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX E - CALCULATION OF EEB AND MAV AND 5% ROLL-UP DEATH BENEFIT                                                                                                                                                                [INSERT PAGE NUMBER]
APPENDIX F - CALCULATION OF EEB PLUS OPTIONAL DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX G - CALCULATION OF EEB PLUS WITH MAV OPTIONAL DEATH BENEFIT                                                                                                                                                                [INSERT PAGE NUMBER]
APPENDIX H - CALCULATION OF EEB PLUS WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX I - PREVIOUSLY AVAILABLE INVESTMENT OPTIONS  [INSERT PAGE NUMBER]
APPENDIX J - CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

MFS Regatta Choice provides a number of important benefits for your retirement planning.  During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options.  During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated.  The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase.  You may enhance the basic death benefit by purchasing one or more of the optional death benefit riders.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or more, and you can make additional Purchase Payments at any time during the Accumulation Phase.  Currently, there is no minimum amount required for additional Purchase Payments.  However, we reserve the right to limit additional Purchase Payments to at least $1,000.  We will not normally accept a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million.

Variable Account Options:  The Funds

You can allocate your Purchase Payments among Sub-Accounts, each of which invests in a separate securities portfolio of the MFS® Variable Insurance Trust II, an open-end management investment company registered under the Investment Company Act of 1940. Our affiliate, Massachusetts Financial Services Company (“MFS”), serves as the investment adviser to the Trust. The investment returns on the Funds are not guaranteed.  You can make or lose money.  You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options:  The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time.  Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish.  We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by law.  Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.  We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations or transfers into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

Each year for the first five Account Years, if your Account Value is less than $75,000 on your Account Anniversary, we deduct a $35 Annual Account Fee.  After the fifth Account Year, we may increase the fee, but it will never exceed $50.  We will waive the Account Fee if your Contract was fully invested in the Fixed Account during the entire Account Year.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.00% of the average daily value of the Contract invested in the Variable Account, if your initial Purchase Payment was less than $1,000,000, or 0.85% if your initial Purchase Payment was $1,000,000 or more.  We also deduct an administrative charge at an annual rate of 0.15% of the average daily value of the Contract invested in the Variable Account.  If you annuitize before your eighth Account Anniversary, we will deduct, during the Income Phase, an additional charge equal to an annual rate of 0.25% of your daily Account Value.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn.  For each Purchase Payment, the withdrawal charge (also known as a “contingent deferred sales charge”) starts at 7% and declines to 0% after the Purchase Payment has been in the Contract for seven years.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

If you elect one or more of the optional death benefit riders, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account ranging from an annual rate of 0.15% to 0.40% of the average daily value of your Contract depending upon which optional death benefit rider(s) you elect.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

The Income Phase:  Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options.  If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds.  Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

During the Income Phase, the total insurance charges are deducted on a daily basis at an annual rate of 1.15% of your Account Value invested in the Variable Account (1.00% if your initial Purchase Payment was $1,000,000 or more). If your Annuity Commencement Date is within 7 years of the Contract Date, the annual insurance charges will be increased by 0.25%.

Death Benefit

If you die before the Contract reaches the Income Phase, the beneficiary will receive a death benefit.  The amount of the death benefit depends upon your age on the Contract Date and whether you choose the basic death benefit or, for a fee, you enhance the death benefit by electing one or more of the optional death benefit riders available in your state.  If you are 85 or younger on your Contract Date, the basic death benefit pays the greatest of your Account Value, your total Purchase Payments (adjusted for withdrawals), or your cash Surrender Value, all calculated as of your Death Benefit Date. If you are 86 or older on your Contract Date, the basic death benefit is equal to the Surrender Value. You must make your election before the date on which your Contract becomes effective. The riders are only available if you are younger than 80 on the Contract Date. Any optional death benefit rider election may not be changed after your Contract is issued.

Withdrawals, Withdrawal Charge and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase.  You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge.  This “free withdrawal amount” equals 15% of the amount of all Purchase Payments you have made in the first Account Year. For all other Account Years, the “free withdrawal amount” equals the amount of all Purchase Payments made and not withdrawn prior to the last 7 Account Years plus the greater of (1) your Contract’s earnings, minus any free withdrawals taken during the life of your Contract or (2) 15% of the amount of all Purchase Payments made during the last 7 Account Years (including the current year) minus any free withdrawals taken during the current Account Year. Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment (see prospectus under “Market Value Adjustment”). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a “free look” provision.  If you cancel your Contract within 10 days after receiving it (or later if  required by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request in good order. (This amount may be more or less than the original Purchase Payment).  We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out.  If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income. If you are younger than 59½ when you take money out, you may be charged a 10% federal tax penalty.
_________

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contracts, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at:

          Sun Life Assurance Company of Canada (U.S.)
          P.O. Box 9133
          Wellesley Hills, MA 02481
          Toll Free (800) 752-7215

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of Purchase Payments):		0%

Maximum Withdrawal Charge (as a percentage of Purchase Payments):		7%*

Number of Complete Account Years Since Purchase Payment has been in the Account	Withdrawal Charge
0-1	7%
1-2	7%
2-3	6%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7 or more	0%

Maximum Fee Per Transfer (currently $0):		$15**

Premium Taxes (as a percentage of Certificate Value or total Purchase Payments):		0% - 3.5%***

*
A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 7 Account Years, it may be withdrawn free of the withdrawal charge. (See “Withdrawal Charges.”)

**
Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer. We do impose certain restrictions upon the number and frequency of transfers.  (See “Transfer Privilege.”)

***
The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. (See “Contract Charges -- Premium Taxes.”)

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$ 50*

Variable Account Annual Expenses (as a percentage of average daily net Variable Account assets)

Mortality and Expense Risks Charge:	1.00%**
Administrative Expenses Charge:	0.15%

Total Variable Account Annual Expenses (without optional benefits):	1.15%

Charges for Optional Death Benefit Features

Rider(s) Available	% of Average Daily Net Assets
“EEB”	0.15%
“MAV”	0.15%
“5% Roll-Up”	0.15%
“EEB” and “MAV”	0.25%
“EEB” and “5% Roll-Up”	0.25%
“MAV” and “5% Roll-Up”	0.25%
“EEB Plus”	0.25%
“EEB” and “MAV” and “5% Roll-Up”	0.40%
“EEB Plus MAV”	0.40%
“EEB Plus 5% Roll-Up”	0.40%

Maximum Charge for Optional Death Benefit Rider:	0.40%***

Total Variable Account Annual Expenses with Maximum Charge for Optional Death Benefit Riders:	1.55%

*
The Annual Account Fee is currently $35. After the fifth Account Year, the fee may be changed, but it will never be greater than $50.  The fee is waived if 100% of your Account Value has been allocated only to the Fixed Account during the entire Account Year or if your Account Value is $75,000 or more on your Account Anniversary. (See “Account Fee.”)

**
If your initial Purchase Payment is $1,000,000 or more, the mortality and expense risks charge will be 0.85% of average daily net Variable Account assets. After annuitization, the sum of the mortality and expense risks charge and the administrative expenses charge will never be greater than 1.15% of average daily net Variable Account assets, regardless of the amount of your initial Purchase Payment.  If you annuitize prior to your eighth Account Anniversary, however, we will deduct an additional charge equal to 0.25% of your daily Account Value. (See “Mortality and Expense Risks Charge.”)

***	The optional death benefit riders are defined under “Death Benefit.” The charge varies depending upon the rider selected.

The table below shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract.  More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement*	0.84%	3.11%

*
The expenses shown are for the year ended December 31, 2008, and do not reflect any fee waiver or expense reimbursement. The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds’ expenses in order to keep the Funds’ expenses below specified limits. The expenses of some Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2010. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. If all such contractual or voluntary arrangements are taken into account, the minimum and maximum Total Annual Fund Operating Expenses for all Funds were 0.80% and 1.86%, respectively. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund’s prospectus.

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS.  WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.  These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes the maximum charges for an optional death benefit (EEB and MAV and 5% Roll-Up, EEB Plus MAV, or EEB Plus with 5% Roll-Up).  If these optional benefits were not elected or fewer options were elected, the expense figures shown below would be lower.  The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds.  For purposes of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $35,000.  In addition, this Example assumes no transfers were made and no premium taxes were deducted.  If these arrangements were considered, the expenses shown would be higher.  This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds.  If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$1,073	$1,947	$2,825	$4,837

(2)	If you annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$477	$1,433	$2,394	$4,837

(3)	If you do not surrender your Contract:

1 year	3 years	5 years	10 years

$477	$1,433	$2,394	$4,837

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts.  Your actual expenses may be greater or less than those shown.  The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance.  For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract (“Variable Accumulation Units”) is included in the back of this Prospectus as Appendix F.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F (the “Variable Account”) offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual Participant of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as “Participants” and we address all Participants as “you”; we use the term “Contracts” to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as “your” Account or a “Participant Account.”

Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax deferral without the need for purchasing an annuity contract.

Your Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing one or more optional death benefit riders and paying an additional charge for each optional death benefit rider you elect. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your benefits will change in response to changes in return available from the different types of investments you select under your Contract. With these variable options, you assume all investment risk under your Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals in the Accumulation Phase, where you bear the risk of unfavorable interest rate changes. You may also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that permitted by law.

The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as “Qualified Contracts,” and all other Contracts as “Non-Qualified Contracts.” A qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time. In some cases, receipt of financial transactions by the broker-dealer of record will be deemed to be constructive receipt by us.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. (“Sun Life Financial”). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity product contracts which we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under a Contract, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions will be made from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefit riders, and any applicable taxes. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE MFS® VARIABLE INSURANCE TRUST II

The MFS® Variable Insurance Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. Our affiliate, Massachusetts Financial Services Company (“MFS”), serves as the investment adviser to the Series Fund.

The Trust is composed of a number of independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Trust are issued in a number of investment options (each, a “Fund”), each corresponding to one of the portfolios. Additional portfolios may be added to the Trust which may or may not be available for investment by the Variable Account.

Each Fund pays fees to MFS, as its investment adviser, for services rendered pursuant to investment advisory agreements. MFS also serves as investment adviser to each of the funds in the MFS Family of Funds, and to certain other investment companies established by MFS and/or us. MFS Institutional Advisers, Inc., a wholly-owned subsidiary of MFS, provides investment advice to substantial private clients. MFS and its predecessor organizations have a history of money management dating from 1924. MFS operates as an autonomous organization and the obligation of performance with respect to the investment advisory and underwriting agreements is solely that of MFS. We undertake no obligation in this regard.

MFS may serve as the investment adviser to other mutual funds which have similar investment goals and principal investment policies and risks as the Funds, and which may be managed by a Fund’s portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

The Trust also offers its shares to other separate accounts established by the Company and our New York subsidiary in connection with variable annuity and variable life insurance contracts. Although we do not anticipate any disadvantages to this arrangement, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts investing in the Trust. A conflict may occur due to differences in tax laws affecting the operations of variable life and variable annuity separate accounts, or some other reason. We and the Trust’s Board of Trustees will monitor events for such conflicts, and, in the event of a conflict, we will take steps necessary to remedy the conflict, including withdrawal of the Variable Account from participation in the Fund which is involved in the conflict or substitution of shares of other Funds or other mutual funds.

More comprehensive information about the Trust and the management, investment objectives, policies, restrictions, expenses and potential risks of each Fund may be found in the current Trust prospectus. You should read the Trust prospectus carefully before investing. The statement of additional information of the Trust is available by calling (800) 752-7215.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

You may elect one or more Guarantee Period(s) from those we make available. From time to time, we may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, allocations or transfers into that Guarantee Period will not be permitted.  We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by state law. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer special interest rates for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers and commencement of an annuity option, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See “Withdrawals, Withdrawal Charge and Market Value Adjustment.”

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or the “Covered Person” dies before the Annuity Commencement Date.

Issuing Your Contract

When you purchase a Contract, a completed Application and the initial Purchase Payment are sent to us for acceptance. When we accept an Individual Contract, we issue the Contract to you. When we accept a Group Contract, we issue the Contract to the Owner; we issue a Certificate to you as a Participant.

We will credit your initial Purchase Payment to your Account within 2 Business Days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 Business Days of when the Application is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and, although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000.  In addition, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Payment in advance. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods we offer, but we reserve the right to limit any allocation to a Guarantee Period to at least $1,000.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment. You may, however, change the allocation factors for future Purchase Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see “Contract Charges -- Premium Taxes”). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract (“Variable Account Value”) and the Fixed Account portion of your Contract (“Fixed Account Value”). These 2 components are calculated separately, as described below under “Variable Account Value” and “Fixed Account Value.”

Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a “Business Day.” The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor -- which we call the Net Investment Factor -- which represents the net return on the Sub-Account’s assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account’s Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charges and the administrative expense charge) plus the applicable asset-based charge for certain optional benefit riders.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when all calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates.

     Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

     Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that extends beyond your maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

     Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:

●	written notice electing a different Guarantee Period from among those we then offer, or

●	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract. (See “Transfer Privilege.”)

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the next available Guarantee Period.

     Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to its Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or a decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies. (See “Withdrawals, Withdrawal Charge and Market Value Adjustment.”)

Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

●	you may not make more than 12 transfers in any Account Year;

●	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

●	at least 30 days must elapse between transfers to and from Guarantee Periods;

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

●	we impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any Optional Program. At our discretion, we may waive some or all of these restrictions.

We reserve the right to waive these restrictions and exceptions at any time, as discussed under “Short-Term Trading,” or to change them.  Any change will be applied uniformly.  We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period more than 30 days before its Renewal Date or any time after the Renewal Date will be subject to the Market Value Adjustment described below. Under current law, there is no tax liability for transfers.

     Requests for Transfers

You may request transfers in writing or by telephone. If the request is by telephone, it must be made before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We will require personal identifying information to process a request for a transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

     Short-Term Trading

The Contracts are not designed for short-term trading.  If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity.  Some Participants and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection.  Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Participants or intermediaries or curtail their trading.  A failure to detect and curtail short-term trading could result in adverse consequences to the Participants.  Short-term trading can increase costs for all Participants as a result of excessive portfolio transaction fees.  In addition, short-term trading can adversely affect a Fund’s performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value.  As described under “Transfer Privilege,” such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Participants.  The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Participant or a third party authorized to initiate transfer requests on behalf of Participant(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges (including transfers to and from the Fixed Account) more narrowly than the policies described under “Transfer Privilege,” such as requiring transfer requests to be submitted in writing through regular first-class U.S mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Contract Values on behalf of multiple Participants at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Participant be equal to 100% of that Participant’s value in the Sub-Account.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:

●	when a new broker of record is designated for the Contract;

●	when the Participant changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

●	when necessary in our view to avoid hardship to a Participant; or

●	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Participants to certain risks.  The short-term trading could increase costs for all Participants as a result of excessive portfolio transaction fees.  In addition, the short-term trading could adversely affect a Fund’s performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.  Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Participants may experience a different application of the policy and therefore may experience some of the risks. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Participants could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

     Funds’ Shareholder Trading Policies

In addition to the restrictions that we impose (as described under “Permitted Transfers” and “Short-Term Trading”), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund’s shares. These policies (the “Funds’ Shareholder Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Shareholder Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Shareholder Trading Policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund’s Shareholder Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund’s Shareholder Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund’s Shareholder Trading Policies, which are disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under “Permitted Transfers” and under “Short-Term Trading.” Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund.  For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers.  If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

We may reduce or waive the withdrawal charge, the administrative service fee or the annual Account Fee, credit additional amounts, or grant special Guaranteed Interest Rates in certain situations. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions (“Eligible Employees”) and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see “Withdrawals, Withdrawal Charge and Market Value Adjustment.”

Other Programs

You may participate in any of the following Optional Programs free of charge.  Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 free transfers per year allowed under the section entitled “Transfer Privilege.”

     Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually, over time. You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program.  (We reserve the right to limit minimum investments to at least $1,000.)  Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. At regular time intervals, we will transfer the same amount automatically to one or more Sub-Accounts that you choose. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Fund investment option under the Contract, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any allocation of a new Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the $1,000 minimum investment limit.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods pursuant to the dollar-cost averaging program.

     Asset Allocation

One or more asset allocation programs may be available in connection with the Contract, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

Currently, you may select one of the available asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete programs in the future.

Our asset allocation programs are “static” programs. That is to say, if you elect an asset allocation program, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose, but we do not change your original percentage allocations among the Sub-Accounts in your chosen model, unless you advise us to do so. Nevertheless, we have selected an independent third-party administrator who reviews the existing models annually to determine whether the investment objective of the model is being met in light of changing markets. Based upon this review, the third-party administrator may recommend that new models be substituted for the existing models. If so, the new models will only be offered to Contracts issued on or after the date the new model goes into effect or to Participants who elect an asset allocation program on or after that date. Participants of any existing asset allocation programs may make an independent decision to change their asset allocations at any time. You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you.

     Systematic Withdrawal and Interest Out Programs

You may select our Systematic Withdrawal Program or our Interest Out Program.  Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will process them automatically.  Under the Interest Out Program, we automatically pay you or reinvest interest credited for all Guarantee Periods you have chosen.  The withdrawals under these programs may be subject to surrender charges and a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing these options.  We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000.

You may change or stop either program at any time, by written notice to us or other means approved by us.

     Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

No transfers to or from any Guarantee Period are permitted while this program is in effect.

     Secured Future Program

Under the Secured Future Program, we divide your Purchase Payments between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment, less the amount of any Contract charges that have been deducted from the Fixed Account. The remainder of the original Purchase Payment will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your original Purchase Payment (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen. The Secured Future Program is subject to availability.

WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

     Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see “Withdrawal Charge”), and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see “Market Value Adjustment”). Withdrawals also may have adverse income tax consequences, including a 10% penalty tax (see “Tax Considerations”). You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with your Account Value at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Account Year in which the withdrawal is made; we add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

     Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will pay you the amount specified in your request adjusted by any applicable charges and/or MVA and then reduce the value of your Account by the amount of the withdrawal.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

Withdrawals may significantly reduce the death benefit amount.  In calculating the amount payable under the death benefit, we may reduce the benefit by an amount that is greater than the amount of the withdrawal, depending on the circumstances. Accordingly, you should refer to the more detailed discussions of the optional death benefit riders that appear elsewhere in this Prospectus for information about the effects that withdrawals will have on those benefits.

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal.

     Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

●	when the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

●	when it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; or

●	when an SEC order permits us to defer payment for the protection of Participants.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See “Tax Considerations -- Tax-Sheltered Annuities.”)

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a “contingent deferred sales charge”) on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

     Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value -- which we call the “free withdrawal amount” -- before incurring the withdrawal charge.

For convenience in discussing free withdrawal amounts, we refer to Purchase Payments made during the last 7 Account Years, including the current Account Year, as “New Payments,” and we refer to Purchase Payments made before the last 7 Account Years as “Old Payments.”

For the first Account Year, the free withdrawal amount is equal to 15% of the amount of all Purchase Payments you have made. For all other Account Years, the free withdrawal amount is equal to the greater of:

●	your Contract’s earnings (defined below), minus any free withdrawals taken during the life of your Contract, or

●	15% of the amount of all New Payments minus any free withdrawals taken during the current Account Year.

Your Contract’s earnings are equal to:

●	your Account Value, minus

●	all Purchase Payments made plus

●	all partial withdrawals and charges taken.

For an example of how we calculate the “free withdrawal amount,” see Appendix B.

     Withdrawal Charge on Purchase Payment

If you withdraw more than the free withdrawal amount, we consider the excess amount to be withdrawn first from Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of New Payments withdrawn. Thus, the maximum amount on which we will impose the withdrawal charge will never exceed the total of New Payments that you have not previously withdrawn.

The amount of your withdrawal, if any, that exceeds the total of the free withdrawal amount plus the aggregate amount of all New Payments not previously withdrawn, is not subject to the withdrawal charge.

     Order of Withdrawal

When you take a withdrawal, we liquidate your Contract in the following order:

(1)	the free withdrawal amount, and

(2)	unliquidated payments on a first-in, first-out basis.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the Account Year in which you made the Payment, but not the Account Year in which you withdraw it. Each Payment begins a new 7-year period and moves down the declining surrender charge scale as shown below at each Account Anniversary. Payments received during the current Account Year will be charged 7%, if withdrawn. On your next scheduled Account Anniversary, that Payment, along with any other Payments made during that Account Year, will be considered to be in their second Account Year and will have a 7% withdrawal charge. On the next Account Anniversary, these Payments will move into their third Account Year and will have a withdrawal charge of 6%, if withdrawn. This withdrawal charge decreases according to the number of Account Years the Purchase Payment has been held in your Account.  The Withdrawal Charge scale is as follows:

Number of Account Years
Payment Has Been	Withdrawal
In Your Contract	Charge
0-1	7%
1-2	7%
2-3	6%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7 or more	0%

For example, the percentage applicable to withdrawals of a Payment that has been in an Account for more than 2 Account Years but less than 3 will be 6%, regardless of the issue date of the Contract.

The withdrawal charge will never be greater than 7% of the Purchase Payments you make under your Contract.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Types of Withdrawals Not Subject to Withdrawal Charge

     Nursing Home Waiver

If approved by your state, we will waive the withdrawal charge for a full withdrawal if:

●	at least one year has passed since we issued your Contract,

●	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state, and

●	your confinement to an eligible nursing home began after your Issue Date.

An “eligible nursing home” means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us evidence of confinement in the form we determine.

     Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

     Other Withdrawals

We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts withdrawn from a Non-Qualified Contract as part of our non-qualified stretch program, amounts we pay as a death benefit, except under the Cash Surrender method, or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

Market Value Adjustment

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

(1 + I	)	N/12	- 1
1 + J + b

where:

I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J
is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b
is a factor that currently is 0%, but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase. The “b” factor is the amount that will be used to cover market volatility (i.e., credit risk), basis risk, and/or liquidity costs.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. In Account Years 1 through 5, the annual Account Fee is $35. After Account Year 5, we may change the Account Fee each year, but the Account Fee will never exceed $50. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if:

●	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

●	your Account Value is $75,000 or more on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $35 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% of your average daily Variable Account Value during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

Depending on the amount of expenses that we incur, we expect that we may earn a profit from this charge. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.00%, if your initial Purchase Payment was less than $1,000,000, or 0.85% if your initial Purchase Payment was $1,000,000 or more. However, if you annuitize your Contract prior to your eighth Contract Anniversary, we will deduct an additional 0.25% during the Income Phase to offset the increased mortality risk during this phase. We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to, (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract’s Account Value; (3) the risk that our cost of providing benefits according to the terms of any optional death benefit riders will exceed the amount of the charges we deduct for those riders; and (4) the risk that the annual Account Fee and the administrative expense charge we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

Charges for Optional Death Benefit Riders

If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, a charge from the assets of the Variable Account depending upon which of the optional death benefit rider(s) you elect. The effective annual percentage rates of these charges are set out below.

% of Variable
Rider(s) You Elect*	Account Value
“EEB”	0.15%
“MAV”	0.15%
“5% Roll-Up”	0.15%
“EEB” and “MAV”	0.25%
“EEB” and “5% Roll-Up”	0.25%
“MAV” and “5% Roll-Up”	0.25%
“EEB Plus”	0.25%
“EEB” and “MAV” and “5% Roll-Up”	0.40%
“EEB Plus MAV”	0.40%
“EEB Plus 5% Roll-Up”	0.40%
                                            * As defined under “Optional Death Benefit Riders.”

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund prospectus(es) and related Statements of Additional Information.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Participants. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

DEATH BENEFIT

If the Covered Person dies during the Accumulation Phase, we will pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Covered Person, we will pay the death benefit in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If the Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a “Death Benefit Date.” The Death Benefit Date is the date we receive proof of the death of the Covered Person in an acceptable form (“Due Proof of Death”) if you have elected a death benefit payment method before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary’s election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

In general, if you were 85 or younger on your Contract Date (the date we accepted your first Purchase Payment), the death benefit will be the greatest of the following amounts:

(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

(3)
your total Purchase Payments (adjusted for partial withdrawals) as of the Death Benefit Date. See “Calculating the Death Benefit.” Because of the way that Adjusted Purchase Payments are computed, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

For examples of how to calculate this basic death benefit, see Appendix C.

If you were 86 or older on your Contract Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

Optional Death Benefit Riders

Subject to availability in your state, you may enhance the “Basic Death Benefit” by electing one or more of the following optional death benefit riders. You must make your election before the date on which your Contract becomes effective. You will pay a charge for each optional death benefit rider you elect. (For a description of these charges, see “Charges for Optional Death Benefit Riders.”) The riders are available only if you are younger than 80 on the Contract Date. Any optional death benefit election may not be changed after the Contract is issued. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in this Prospectus under the heading “Calculating the Death Benefit.” For examples of how the death benefit is calculated under the optional death benefit riders, see Appendices D - H.

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of this optional Benefit to you.  Please refer to “Impact of Optional Death Benefit Riders” under “TAX CONSIDERATIONS” for more information regarding tax issues that you should consider before electing this optional Benefit.

     Maximum Anniversary Account Value (“MAV”) Rider

Under this rider, the death benefit will be the greater of:

●	the amount payable under the basic death benefit above, or

●
your highest Account Value on any Account Anniversary before your 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.

     5% Premium Roll-Up (“5% Roll-Up”) Rider

Under this rider, the death benefit will be the greater of:

●	the amount payable under the basic death benefit above, or

●	the sum of your total Purchase Payments plus interest accruals, adjusted for partial withdrawals.

Under this rider, interest accrues at a rate of 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:

●	the first day of the month following your 80th birthday, or

●	the day the death benefit amount under this rider equals twice the total of your Purchase Payments and transferred amounts, adjusted for withdrawals.

     Earnings Enhancement (“EEB”) Rider

If you elect this EEB Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the “EEB amount.” Calculated as of your Death Benefit Date, the “EEB amount” is determined as follows:

●
If you are 69 or younger on your Contract Date, the “EEB amount” will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap. The cap is 40% of the Net Purchase Payments made prior to your death.

●
If you are between the ages of 70 and 79 on your Contract Date, the “EEB amount” will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap. The cap is 25% of the Net Purchase Payments prior to your death.

     Earnings Enhancement Plus (“EEB Plus”) Rider

If you elect this EEB Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the “EEB Plus amount.” Calculated as of the Death Benefit Date, the “EEB Plus amount” is determined as follows:

●
If you are 69 or younger on your Contract Date, the “EEB Plus amount” will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap. The cap is 100% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made within the twelve months prior to your death.

●
If you are between the ages of 70 and 79 on your Contract Date, the “EEB Plus amount” will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap. The cap is 40% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

     Earnings Enhancement Plus with MAV (“EEB Plus MAV”) Rider

If you elect this EEB Plus MAV Rider, your death benefit will be the death benefit payable under the MAV Rider PLUS the “EEB Plus MAV amount.” Calculated as of your Death Benefit Date, the “EEB Plus MAV amount” is as follows:

●
If you are 69 or younger on your Contract Date, the “EEB Plus MAV amount” will be 40% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap. The cap is 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

●
If you are between the ages of 70 and 79 on your Contract Date, the “EEB Plus MAV amount” will be 25% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap. The cap is 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

     Earnings Enhancement Plus with 5% Roll-Up (“EEB Plus 5% Roll-Up”) Rider

If you elect this EEB Plus 5% Roll-Up Rider, your death benefit will be the death benefit payable under the 5% Roll-Up Rider PLUS the “EEB Plus 5% Roll-Up amount.” Calculated as of your Death Benefit Date, the “EEB Plus 5% Roll-Up amount” is determined as follows:

●
If you are 69 or younger on your Contract Date, the “EEB Plus 5% Roll-Up amount” will be 40% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap. The cap is 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

●
If you are between the ages of 70 and 79 on your Contract Date, the “EEB Plus 5% Roll-Up amount” will be 25% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap. The cap is 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

     Selecting Multiple Death Benefit Riders

The MAV Rider, the 5% Roll-Up Rider, and the EEB Rider can be combined. If you elect more than one of these three optional death benefit riders, your death benefit will be calculated as follows:

●	MAV Rider combined with 5% Roll-Up Rider: The death benefit will equal the greater of the death benefit under the MAV Rider and the death benefit under the 5% Roll-Up Rider.

●
MAV Rider combined with EEB Rider: The death benefit will equal the death benefit under the MAV Rider, plus the “EEB amount.” The “EEB amount” is calculated using the Account Value before the application of the MAV Rider.

●
EEB Rider combined with 5% Roll-Up Rider: The death benefit will equal the death benefit under the 5% Roll-Up Rider, plus the “EEB amount.” The “EEB amount” is calculated using the Account Value before the application of the 5% Roll-Up Rider.

●
MAV Rider, the 5% Roll-Up Rider and the EEB Rider: The death benefit will equal the greater of the death benefit under the MAV Rider or the death benefit under the 5% Roll-Up Rider, plus the “EEB amount.” The “EEB amount” is calculated using the Account Value before the application of the 5% Roll-Up Rider and the MAV Rider.

The EEB Plus, EEB Plus MAV, and EEB Plus 5% Roll-Up Riders are designed to be “comprehensive” riders and may not be combined with each other or with any of the other death benefit riders.

Spousal Continuance

If you are the Covered Person and your spouse is the Beneficiary, upon your death, your spouse may elect to continue the Contract as the Participant and Covered Person, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the Contract’s Account Value will be equal to your Contract’s death benefit amount, as defined under the “Basic Death Benefit” or any optional death benefit rider you have selected. All Contract provisions, including any optional death benefit riders you have selected (subject to the optional death benefit rider age restriction), will continue as if your surviving spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your surviving spouse’s age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the surviving spouse will not be treated as premium, but will be treated as income.

Calculating the Death Benefit

In calculating the death benefit amount payable under option (3) of the “Basic Death Benefit” or any of the optional death benefit riders, any partial withdrawals will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. Because of the way these adjustments are computed, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

If the death benefit is the amount payable under options (2) or (3) of the “Basic Death Benefit” or under any of the optional death benefit riders, your Account Value may be increased by the excess, if any, of that amount over option (1) of the “Basic Death Benefit.” Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Such increase will be made only if the Beneficiary elects to annuitize, elects to defer annuitization, or elects to continue the Contract. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the available Money Market Fund investment option (without the application of a Market Value Adjustment). If a surviving spouse, as the named Beneficiary, elects to continue the Contract after the Covered Person’s death, the surviving spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under “The Income Phase -- Annuity Provisions.”

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Annuity Mailing Address an election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the “designated beneficiary” within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the “designated beneficiary.” If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see “Spousal Continuance.”

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

Due Proof of Death

We accept any of the following as proof of any person’s death:

●	an original certified copy of an official death certificate;

●	an original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

●	any other proof we find satisfactory.

THE INCOME PHASE -- ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described under the Annuity Option(s) you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading “Annuity Options,” and you cannot change the Annuity Option selected. (Also, a Beneficiary receiving payments after the Annuitant’s death under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under “Annuity Options.”) You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See “Withdrawals, Withdrawal Charge and Market Value Adjustment.”)

Selection of the Annuitant or Co-Annuitant

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the “Payee.” If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

In a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If both the Annuitant and Co-Annuitant die before the Income Phase, you become the Annuitant. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time. If you have not made that designation on the 30th day before the Annuity Commencement Date, and both the Annuitant and the Co-Annuitant are still living, the Co-Annuitant will become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

●	The earliest possible Annuity Commencement Date is the first day of the second month following your Contract Date.

●
The latest possible Annuity Commencement Date is the first day of the month following the Annuitant’s 95th birthday (“maximum Annuity Commencement Date”) or, if there is a Co-Annuitant, the 95th birthday of the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date by sending us written notice, in a form acceptable to us, with the following additional limitations:

●	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70½ (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70½).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

     Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

     Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant’s estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

     Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

     Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described above for the payments to a Beneficiary under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax. The 5, 6, 7, 8, & 9-year period certain options are not available if your Contract has been issued within the past 7 years unless (a) you or your Beneficiary are selecting this Annuity Option to be used as the method of payment for the death benefit and (b) your Beneficiary’s life expectancy on the date of the first payment exceeds the selected period.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

     Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

●	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

●	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

     Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account’s Variable Annuity Units for Annuitization Units which have annual insurance charges of 1.15% of your average daily net assets (1.00% if your initial Purchase Payment was $1,000,000 or more). If your Annuity Commencement Date is within 7 years of the Contract Date, the annual insurance charges will be increased by 0.25%. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See “Annuity Payment Rates.”

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

     Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 2.5% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See “Annuity Payment Rates.”

     Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. Any such exchanges may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the “Funds’ Shareholder Trading Policies”). The applicability of the Funds’ Shareholder Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this Prospectus under “Funds’ Shareholder Trading Policies.” For the reasons discussed there, you should review and comply with each Fund’s Shareholder Trading Policies, which are disclosed in the Funds’ current prospectuses.

To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the relevant Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee of $35 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

Annuity Payment Rates

The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 2.5% per year, compounded annually). We may change these rates under Group Contracts for Accounts established after the effective date of such change (see “Other Contract Provisions -- Modification”).

The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the covered person’s death before the Income Phase, as described under the “Death Benefit” section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership may affect the availability of optional death benefit riders or the expenses incurred with the optional death benefit riders.

Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee (that is the Annuitant or Beneficiary entitled to receive benefits) is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and under the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights to persons who may have such rights under plans, other than rights afforded under the Investment Company Act of 1940, or any duty to inquire as to the instructions received by Owners, Participants or others, or the authority of any such persons, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges, negative market value adjustments, and federal taxes on withdrawals), minimum distributions, death benefit payments, and transfers (excluding dollar-cost averaging transfers).  Such confirmations will be sent within two business days after the transaction occurs.

In addition, within 5 business days after each Account Quarter, we will send you a statement showing your current Account Value, death benefit value, and investment allocation by asset class.  Each quarterly statement will detail transactions that occurred during the last Account Quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, interest credited on fixed accounts, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see “Change in Operation of Variable Account”); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts or Sub-Accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address, as shown on the cover of this Prospectus, within 10 days, or longer if required by your state, after it was delivered to you. State law may also allow you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. If applicable state law requires, we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity (“IRA”), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a “ten day free-look,” notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see “Puerto Rico Tax Considerations.”

     Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income.  Any such amounts will also be excluded from the “investment in the contract” for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

     Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract.  However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an “immediate annuity”, which the Internal Revenue Code (the “Code”) defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract.  For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

     Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a “full surrender”), the taxable portion will equal the amount you receive less the “investment in the contract” (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee’s expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before Purchase Payments have been fully recovered,the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59½, to distributions pursuant to the death or disability of the Participant, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a Participant are not life insurance benefits and will generally be includible in the income of the recipient to the extent they represent investment earnings under the contract.  For this purpose, the amount of the investment in the contract is not affected by the Participant’s or Annuitant’s death, i.e., the investment in the Contract must still be determined by reference to the Participant’s investment in the contract. Special mandatory distribution rules also apply after the death of the Participant when the beneficiary is not the surviving spouse of the Participant.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract.  If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract.  In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Owner’s spouse), the Owner must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

     Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59½, except in certain circumstances.

If you receive a distribution from a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an individual retirement annuity “IRA” and roll over some or all that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution; or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

     Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your surviving spouse Beneficiary may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

     Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a Participant from being treated as the owner of separate account assets under an “owner control” test.  If a Participant is treated as the owner of separate account assets for tax purposes, the Participant would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable Participant will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets.  In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts’ underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying.  Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract.  In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future.  Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets.  We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account.  You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

     Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

     Qualified Retirement Plans

“Qualified Contracts” are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code.  Annuity contracts also receive tax-deferral treatment.  It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract.  If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral.  Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan’s specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

     Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

     Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities (“TSA”).

Effective October 1, 2008, we stopped issuing any new TSAs, including Texas Optional Retirement Program annuities.  We no longer accept any additional Purchase Payments to any previously issued TSAs.

The Internal Revenue Service’s (“IRS”) comprehensive TSA regulations are generally effective January 1, 2009, and these regulations, subsequent IRS guidance, and/or the terms of an employer’s TSA plan impose new restrictions on TSAs, including restrictions on (1) the availability of hardship distributions and loans, (2) TSA exchanges within the same employer’s TSA plan, and (3) TSA transfers to another employer’s TSA plan.  You should consult with a qualified tax professional about how the regulations affect you and your TSA.

If TSAs are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when you attain age 59½, have a severance from employment with the employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. Financial hardship withdrawals (as well as certain other premature withdrawals) are fully taxable and will be subject to a 10% federal income tax penalty, in addition to any applicable Contract withdrawal charge. Under certain circumstances the 10% federal income tax penalty will not apply if the withdrawal is for medical expenses. A financial hardship withdrawal may not be repaid once it is taken.

The IRS’s TSA regulations provide that TSA financial hardship withdrawals will be subject to the IRS rules applicable to hardship distributions from 401(k) plans.  Specifically, if you have not terminated your employment or reached age 59½, you may be able to withdraw a limited amount of monies if you have an immediate and heavy financial need and the withdrawal amount is necessary to satisfy such financial need.  An immediate and heavy financial need may arise only from:

●	deductible medical expenses incurred by you, your spouse, or your dependents;
●	payments of tuition and related educational fees for the next 12 months of post-secondary education for you, your spouse, or your dependents;
●	costs related to the purchase of your principal residence (not including mortgage payments);
●	payment necessary to prevent eviction from your principal residence or foreclosure of the mortgage on your principal residence;
●	payments for burial or funeral expenses for your parent, spouse, children, or dependents; or
●	expenses for the repair of damage to your principal residence that would qualify for the federal income tax casualty deduction.

You will be required to represent in writing to us (1) that your specified immediate and heavy financial need cannot reasonably be relieved through insurance or otherwise, by liquidation of your assets, by ending any contributions you are making under your TSA plan, by other distributions and nontaxable loans under any of your qualified plans, or by borrowing from commercial sources and (2) that your requested withdrawal amount complies with applicable law, including the federal tax law limit.  And, unless your TSA was issued prior to September 25, 2007 and the only payments you made to such TSA were TSA funds you transferred directly to us from another TSA carrier (a “90-24 Transfer TSA”), your TSA employer also may need to agree in writing to your hardship request.

If your TSA contains a provision that permits loans, you may request a loan but you will be required to represent in writing to us that your requested loan amount complies with applicable law, including the federal tax law limit.  And, unless your TSA is a 90-24 Transfer TSA, your TSA employer also may need to agree in writing to your loan request.

TSAs, like IRAs, are subject to required minimum distributions under the Code.  TSAs are unique, however, in that any account balance accruing before January 1, 1987 (the “pre-1987 balance”) needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code.  This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance.  Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular TSA plan, you may be entitled to transfer or exchange all or a portion of your TSA to one or more alternative funding options within the same or different TSA plan. You should consult the documents governing your TSA plan and your plan administrator for information as to such investment alternatives. If you wish to transfer/exchange your TSA, you will be able to do so only if the issuer of the new TSA certifies to us that the transfer/exchange is permissible under the TSA regulations and the applicable TSA plan.  Your TSA employer also may need to agree in writing to your transfer/exchange request.

     Individual Retirement Arrangements

Sections 219 and 408 of the Code permit eligible individuals to contribute to a so-called “traditional” individual retirement program, including Individual Retirement Accounts and Annuities, Simplified Employee Pension Plans, and SIMPLE Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.” If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

     Roth Individual Retirement Arrangements

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you convert a traditional Individual Retirement Annuity Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract’s account balance.  Thus, you should consult with a qualified tax professional prior to any conversion.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

     Impact of Optional Death Benefit Riders

Qualified Contracts. If your Contract is a traditional IRA annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70½ or, for non-IRAs, the date of retirement instead of age 70½ if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract’s value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account’s RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Contract (such as optional death benefits) will be added to the Contract’s Account Value as of 12/31 in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the Account Value for RMD calculation purposes. First, if the only additional benefit provided under a Contract is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Account Value. Second, if (1) the Contract provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Contract’s additional benefits is no more than 20% of the 12/31 Account Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 Account Value. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, your initial or renewal election of an optional rider could cause your RMD amount to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional rider, you should consult with a qualified tax professional as to the possible effect of that rider on your yearly RMD amounts.

You may take an RMD amount calculated for a particular IRA annuity from that annuity or from another IRA account or IRA annuity of yours.  Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours.  If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you might convert in the future to a Roth IRA (see “Roth Individual Retirement Arrangements”), then your initial or renewal election of an optional rider could cause your taxable income upon conversion to be higher than it would be without such an election.  Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

Non-Qualified Contracts.  We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and you information about your withdrawal.  Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity’s cash value (determined without regard to surrender charges) exceeds the investment in the contract.  There is no definition of “cash value” in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract.  However, there can be no assurance that the IRS will agree that this is the correct cash value.  The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional rider.  If this were to occur, election of an optional rider could cause any withdrawal to have a higher proportion of the withdrawal derived from taxable investment earnings.  Prior to electing to participate in an optional rider, you should consult with a qualified tax professional as to the meaning of “cash value.”

Puerto Rico Tax Considerations

The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the “1994 Code”). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant’s aggregate premiums or other consideration paid.

The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code.  We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code. See the applicable text of this Prospectus under the heading “Federal Tax Status” dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S. source income that is subject to U.S. income tax withholding and reporting.  Under “TAX CONSIDERATIONS”, see “Pre-Distribution Taxation of Contracts”, “Distributions and Withdrawals from Non-Qualified Contracts”, “Withholding” and “Non-Qualified Contracts”.  You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACT

We perform certain administrative functions relating to the Contract, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACT

Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliate, for purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract.  The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Participant or the separate account.  The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 8.50% of Purchase Payments, and 1.25% annually of the Participant’s Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as “override” compensations, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-Dealers’ registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars.  The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Company makes numerous forms of payments and engages in a variety of other activities that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments and other activities may be significantly greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, our payments and other activities described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.”  During 2006, 2007, and 2008, approximately $39,143, $42,345, and $20,403, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC’s public reference facilities at the following locations: Washington, D.C. -- 100 F Street, N.E., Room 1024, Washington, D.C. 20549-0102, telephone (202) 551-8090; Chicago, Illinois -- 500 West Madison Street, Chicago, IL 60661. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC’s website (http://www.sec.gov).

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company’s Annual Report on Form 10-K for the year ended December 31, 2008 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such documents should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management’s judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company’s assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2008 are also included in the SAI.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Sun Life Assurance Company of Canada (U.S.)
Advertising and Sales Literature
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Independent Registered Public Accounting Firm
Financial Strength and Credit Ratings
Financial Statements

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2009, which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley, Massachusetts 02481

Please send me a Statement of Additional Information for
MFS Regatta Choice Variable and Fixed Annuity
Sun Life of Canada (U.S.) Variable Account F.

Name:

Address:

City:	State:	Zip Code:

Telephone:

APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Contract Date is on March 12, the first Account Year is determined from the Contract Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-business day, the previous business day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant during which you make Purchase Payments under the Contract. This is called the “Accumulation Period” in the Contract.

*ANNUITANT: The person or persons to whom the first annuity payment is made. If the Annuitant dies prior to the Annuity Commencement Date, the Co-Annuitant will become the sole Annuitant. If the Co-Annuitant dies or if no Co-Annuitant is named, the Participant becomes the Annuitant upon the Annuitant’s death prior to the Annuity Commencement Date. If you have not named a sole Annuitant on the 30th day before the Annuity Commencement Date and both the Annuitant and Co-Annuitant are living, the Co-Annuitant will be the sole Annuitant/Payee during the Income Phase.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the “designated beneficiary” for purposes of Section 72(s) of the Code in the event of the Participant’s death. Notwithstanding the foregoing, if there are Co-Participants of a Non-Qualified Contract, the surviving Co-Participant will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY (“WE,” “US,” “SUN LIFE (U.S.)”): Sun Life Assurance Company of Canada (U.S.).

CONTRACT: Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.

CONTRACT DATE: The date on which we issue your Contract. This is called the “Date of Coverage” in the Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. The Participant/Owner is the Covered Person unless there is a non-natural Owner, such as a trust, in which case the Annuitant is the Covered Person.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person’s death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary’s election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in one lump sum.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT (NET PAYMENTS): The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant’s interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term “Owner,” as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant, or on the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

RENEWAL DATE: The last day of a Guarantee Period.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B -
WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation:

Full Withdrawal

Assume a Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

					Payment
	Hypothetical		Cumulative	Free	Subject to	Withdrawal	Withdrawal
Account	Account	Annual	Annual	Withdrawal	Withdrawal	Charge	Charge
Year	Value	Earnings	Earnings	Amount	Charge	Percentage	Amount
(a) 1	$41,000	$1,000	$ 1,000	$ 6,000	$35,000	7.00%	$2,450
2	$45,100	$4,100	$ 5,100	$ 6,000	$39,100	7.00%	$2,737
3	$49,600	$4,500	$ 9,600	$ 9,600	$40,000	6.00%	$2,400
(b) 4	$52,100	$2,500	$12,100	$12,100	$40,000	6.00%	$2,400
5	$57,300	$5,200	$17,300	$17,300	$40,000	5.00%	$2,000
6	$63,000	$5,700	$23,000	$23,000	$40,000	4.00%	$1,600
7	$66,200	$3,200	$26,200	$26,200	$40,000	3.00%	$1,200
(c) 8	$72,800	$6,600	$32,800	$32,800	$ 0	0.00%	$ 0

(a)
The free withdrawal amount in any year is equal to the greater of (1) the Contract’s earnings that were not previously withdrawn, and (2) 15% of any Purchase Payments made in the last 7 Account Years (“New Payments”). In Account Year 1, the free withdrawal amount is $6,000, which equals 15% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $35,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $6,000.

(b)
In Account Year 4, the free withdrawal amount is $12,100, which equals the prior Contract’s cumulative earnings to date. On a full withdrawal of $52,100, the amount subject to a withdrawal charge is $40,000.

(c)
In Account Year 8, the free withdrawal amount is $32,800, which equals the Contract’s cumulative earnings to date. On a full withdrawal of $72,800, the amount subject to a withdrawal charge is $0, since the New Payments equal $0.

Partial Withdrawal Calculation

Assume a single Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there are a series of 4 partial withdrawals made during the fourth Account Year of $4,000, $9,000, $12,000, and $20,000.

					Remaining
	Hypothetical				Free	Amount of			Hypothetical
	Account				Withdrawal	Withdrawal			Account
	Value				Amount	Subject to	Withdrawal	Withdrawal	Value
	Before		Cumulative	Amount of	After	Withdrawal	Charge	Charge	After
Year	Withdrawal	Earnings	Earnings	Withdrawal	Withdrawal	Charge	Percentage	Amount	Withdrawal
1	$41,000	$1,000	$ 1,000	$ 0	$6,000	$ 0	7.00%	$ 0	$41,000
2	$45,100	$4,100	$ 5,100	$ 0	$6,000	$ 0	7.00%	$ 0	$45,100
3	$49,600	$4,500	$ 9,600	$ 0	$9,600	$ 0	6.00%	$ 0	$49,600
(a) 4	$50,100	$ 500	$10,100	$ 4,000	$6,100	$ 0	6.00%	$ 0	$46,100
(b) 4	$46,900	$ 800	$10,900	$ 9,000	$ 0	$ 2,100	6.00%	$ 126	$37,900
(c) 4	$38,500	$ 600	$11,500	$12,000	$ 0	$11,400	6.00%	$ 684	$26,500
(d) 4	$26,900	$ 400	$11,900	$20,000	$ 0	$19,600	6.00%	$1,176	$ 6,900

(a)
In Account Year 4, the free withdrawal amount is $10,100, which equals the Contract’s cumulative earnings to date. The partial withdrawal amount of $4,000 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)
Since a partial withdrawal of $4,000 was taken, the remaining free withdrawal amount in Account Year 4 is $10,900 - $4,000 = $6,900. Therefore, $6,900 of the $9,000 withdrawal is not subject to a withdrawal charge, and $2,100 is subject to a withdrawal charge. Of the $13,000 withdrawn to date, $10,900 has been from the free withdrawal amount and $2,100 has been from deposits.

(c)
Since $10,900 of the 2 prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account year 4 is $11,500 - $10,900 = $600. Therefore, $600 of the $12,000 withdrawal is not subject to a withdrawal charge, and $11,400 is subject to a withdrawal charge. Of the $25,000 withdrawn to date, $11,500 has been from the free withdrawal amount and $13,500 has been from deposits.

(d)
Since $11,500 of the 3 prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account Year 4 is $11,900 - $11,500 = $400. Therefore, $400 of the $20,000 withdrawal is not subject to a withdrawal charge, and $19,600 is subject to a withdrawal charge. Of the $45,000 withdrawn to date, $11,900 has been from the free withdrawal amount and $33,100 has been from deposits.

Note that if the $6,900 hypothetical Account Value after withdrawal was withdrawn, it would all be from deposits and subject to a withdrawal charge. The withdrawal charge would be 6% of $6,900, which equals $414. The total Account Year 4 withdrawal charges would then be $2,400, which is the same amount that was assessed for a full liquidation in Account Year 4 in the example on the previous page.

Part 2 - Fixed Account - Examples of the Market Value Adjustment (“MVA”)

The MVA Factor is:

(1 + I	)	N/12	- 1
1 + J + b

These examples assume the following:

●	The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.
●	The date of surrender is 2 years from the Expiration Date (N = 24).
●	The value of the Guarantee Amount on the date of surrender is $11,910.16.
●	The interest earned in the current Account Year is $674.16.
●	No transfers or partial withdrawals affecting this Guarantee Amount have been made.
●	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Negative MVA:

Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.

The MVA factor =	(1 + I )	N/12	- 1
	1 + J + b

=	(1 + .06)	24/12	- 1
	1 + .08

=	(.981) [2]	- 1

=	.963 - 1

=	-.037

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x (-.037) = -$415.73

-$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x (-.037) = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

The MVA factor =	(1 + I )	N/12	- 1
	1 + J + b

=	(1 + .06)	24/12	- 1
	1 + .05

=	(1.010) [2]	- 1

=	1.019 - 1

=	.019

The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C -
CALCULATION OF BASIC DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000.00 is made on the Contract Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts, that no Withdrawals are made and that the Account Value on the Death Benefit Date is $80,000.00. The calculation of the Death Benefit to be paid is as follows:

The Basic Death Benefit is the greatest of:
Account Value	= $ 80,000.00
Cash Surrender Value*	= $ 76,100.00
Purchase Payments	= $100,000.00
The Basic Death Benefit would therefore be:	$100,000.00

Example 2:

Assume a Purchase Payment of $60,000.00 is made on the Contract Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $80,000.00 just prior to a $20,000.00 withdrawal. The Account Value on the Death Benefit Date is $60,000.00.

The Basic Death Benefit is the greatest of:
Account Value	= $ 60,000.00
Cash Surrender Value*	= $ 56,36500
Adjusted Purchase Payments**	= $ 75,000.00
The Basic Death Benefit would therefore be:	= $ 75,000.00

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

**Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal ÷Account Value before withdrawal) = $100,000.00 x ($60,000.00 ÷ $80,000.00).

APPENDIX D -
OPTIONAL DEATH BENEFIT EXAMPLES

CALCULATION OF EEB OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner’s 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	= $135,000
Cash Surrender Value*	= $132,000
Total of Adjusted Purchase Payments	= $100,000
The Death Benefit Amount would therefore	= $135,000
- plus -
The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	= $ 35,000
40% of the above amount	= $ 14,000
Cap of 40% of Adjusted Purchase Payments	= $ 40,000
The lesser of the above two amounts = the EEB amount	= $ 14,000

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB amount = $135,000 + $14,000 = $149,000.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. Assume death occurs in Account Year 7.  In addition, this Contract was issued prior to the owner’s 70th birthday.

The Death Benefit Amount will be the greatest of:
Account Value	= $ 115,000
Cash Surrender Value*	= $ 112,000
Total of Adjusted Purchase Payments**	= $ 85,185
The Death Benefit Amount would therefore be	$ 115,000
- plus -
The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	= $ 29,815
40% of the above amount	= $ 11,926
Cap of 40% of Adjusted Purchase Payments	= $ 34,074
The lesser of the above two amount = the EEB amount	= $ 11,926

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB amount = $115,000 + $11,926 = $126,926.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

**Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal ÷ Account Value before withdrawal) = $100,000 x ($115,000 ÷ $135,000) = $85,185.

CALCULATION OF EEB AND MAV AND 5% ROLL-UP DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in Variable Accounts. No withdrawals are made. The Account Value at the Death Benefit Date is $135,000, the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000, and the Maximum Anniversary Value is $142,000. Assume death occurs in Account Year 7. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	= $135,000
Cash Surrender Value*	= $132,000
Total of Adjusted Purchase Payments	= $100,000
5% Premium Roll-up Value	= $140,000
Maximum Anniversary Value	= $142,000
The Death Benefit Amount would therefore	= $142,000

- plus -

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	= $ 35,000
40% of the above amount	= $ 14,000
Cap of 40% of Adjusted Purchase Payments	= $ 40,000
The lesser of the above two amounts = the EEB amount	= $ 14,000

The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB amount = $142,000 + $14,000 = $156,000.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

CALCULATION OF EEB PLUS OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner’s 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	= $135,000
Cash Surrender Value*	= $132,000
Total of Adjusted Purchase Payments	= $100,000
The Death Benefit Amount would therefore	= $135,000

- plus -

The EEB Plus amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	= $ 35,000
40% of the above amount	= $ 14,000
Cap of 100% of Adjusted Purchase Payments	= $100,000
The lesser of the above two amounts = the EEB Plus amount	= $ 14,000

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Plus amount = $135,000 + $14,000 = $149,000.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

CALCULATION OF EEB PLUS WITH MAV OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the owner’s 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	= $135,000
Cash Surrender Value*	= $132,000
Total of Adjusted Purchase Payments	= $100,000
Maximum Anniversary Value	= $140,000
The Death Benefit Amount would therefore	= $140,000

- plus -

The EEB Plus amount, calculated as follows:
Death Benefit Amount before EEB minus Adjusted Purchase Payments	= $ 40,000
40% of the above amount	= $ 16,000
Cap of 100% of Adjusted Purchase Payments	= $100,000
The lesser of the above two amounts = the EEB Plus MAV
amount	= $ 16,000

The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB Plus MAV amount = $140,000 + $16,000 = $156,000.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

CALCULATION OF EEB PLUS WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the owner’s 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	= $135,000
Cash Surrender Value*	= $132,000
Total of Adjusted Purchase Payments	= $100,000
5% Premium Roll-up Value	= $140,000
The Death Benefit Amount would therefore	= $140,000

- plus -

The EEB Plus amount, calculated as follows:
Death Benefit Amount before EEB minus Adjusted Purchase Payments	= $ 40,000
40% of the above amount	= $ 16,000
Cap of 100% of Adjusted Purchase Payments	= $100,000
The lesser of the above two amounts = the EEB Plus 5% Roll-up amount	= $ 16,000

The total Death Benefit would be the amount paid on the 5% Roll-Up Rider plus the EEB Plus 5% Roll-Up amount = $140,000 + $16,000 = $156,000.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

APPENDIX E -
PREVIOUSLY AVAILABLE INVESTMENT OPTIONS

The variable Fund options shown in this prospectus are the “Service Class” shares of the MFS® Variable Insurance Trust II.  The Service Class was first offered for sale on August 27, 2001.  All Contracts purchased on or after that date are invested in the Service Class.

Each Fund also has an “Initial Class” of shares. All Contracts purchased before August 27, 2001, are invested in the “Initial Class.”  The following Initial Class Funds are available to Owners of such Contracts:

Large-Cap Equity Funds	Specialty/Sector Funds
MFS® Capital Appreciation Portfolio	MFS® Technology Portfolio
MFS® Core Equity Portfolio	MFS® Utilities Portfolio
MFS® Growth Portfolio	Asset Allocation Funds
MFS® Massachusetts Investors Growth	MFS® Total Return Portfolio
Stock Portfolio	Global Asset Allocation Funds
MFS® Blended Research Core Equity Portfolio	MFS® Global Total Return Portfolio
MFS® Global Research Portfolio[1]	Money Market Funds
MFS® Value Portfolio	MFS® Money Market Portfolio
Mid-Cap Equity Funds	Intermediate-Term Bond Funds
MFS® Mid Cap Growth Portfolio	MFS® Bond Portfolio
Small-Cap Equity Funds	MFS® Government Securities Portfolio
MFS® New Discovery Portfolio	Multi-Sector Bond Funds
International/Global Equity Funds	MFS® Strategic Income Portfolio
MFS® Global Growth Portfolio	High Yield Bond Funds
MFS® Research International Portfolio	MFS® High Yield Portfolio
MFS® International Growth Portfolio	World Bond Funds
Emerging Markets Equity Funds	MFS® Global Governments Portfolio
MFS® Emerging Markets Equity Portfolio

[1]	Formerly MFS® Research Portfolio.

The shares of the Initial Class have the same investment objectives, policies, and strategies as the shares of the Service Class. The only differences between the two classes are their expense rations.  The “Total Annual Fund Operating Expenses” under the heading “FEES AND EXPENSES” and accompanying “EXAMPLE” associated with Initial Class expenses are shown below:

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement*	0.59%	1.85%

*
The expenses shown are for the year ended December 31, 2008, and do not reflect any fee waiver or expense reimbursement. The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds’ expenses in order to keep the Funds’ expenses below specified limits. The expenses of some Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2010. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. If all such contractual or voluntary arrangements are taken into account, the minimum and maximum Total Annual Fund Operating Expenses for all Funds were 0.57% and 1.61%, respectively. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund’s prospectus.

EXAMPLE

*  *  *  *  *

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$958	$1,611	$2,280	$3,796

(2)	If you annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$353	$1,074	$1,817	$3,796

(3)	If you do not surrender your Contract:

1 year	3 years	5 years	10 years

$353	$1,074	$1,817	$3,796

APPENDIX F -
CONDENSED FINANCIAL INFORMATION

The following information for REGATTA CHOICE should be read in conjunction with the Variable Account’s Financial Statements appearing in the Statement of Additional Information. The $10 beginning value for each accumulation unit is as of the date the unit commenced, which was generally later than the first day of the year shown. Subsequent values are shown for each period, unless there was no balance or transaction for the last day of the period, in which case no value is shown for the end of that period or the beginning of the next period.

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS Blended Research Core Equity Portfolio I Class	01	2008	10.7060	6.8942	80,355
MFS Blended Research Core Equity Portfolio I Class	01	2007	10.2074	10.7060	148,554
MFS Blended Research Core Equity Portfolio I Class	01	2006	9.0996	10.2074	147,133
MFS Blended Research Core Equity Portfolio I Class	01	2005	8.5338	9.0996	149,573
MFS Blended Research Core Equity Portfolio I Class	01	2004	7.6975	8.5338	151,636
MFS Blended Research Core Equity Portfolio I Class	01	2003	6.3299	7.6975	133,694
MFS Blended Research Core Equity Portfolio I Class	01	2002	8.1167	6.3299	143,884
MFS Blended Research Core Equity Portfolio I Class	01	2001	9.7298	8.1167	169,670
MFS Blended Research Core Equity Portfolio I Class	01	2000	10.0000	9.7298	0

MFS Blended Research Core Equity Portfolio I Class	02	2008	10.5855	6.8063	873,247
MFS Blended Research Core Equity Portfolio I Class	02	2007	10.1080	10.5855	1,382,947
MFS Blended Research Core Equity Portfolio I Class	02	2006	9.0247	10.1080	1,688,612
MFS Blended Research Core Equity Portfolio I Class	02	2005	8.4763	9.0247	1,960,620
MFS Blended Research Core Equity Portfolio I Class	02	2004	7.6573	8.4763	2,272,434
MFS Blended Research Core Equity Portfolio I Class	02	2003	6.3064	7.6573	2,500,230
MFS Blended Research Core Equity Portfolio I Class	02	2002	8.0989	6.3064	2,738,808
MFS Blended Research Core Equity Portfolio I Class	02	2001	9.7233	8.0989	2,859,591
MFS Blended Research Core Equity Portfolio I Class	02	2000	10.0000	9.7233	0

MFS Blended Research Core Equity Portfolio I Class	03	2008	10.5061	6.7483	71,826
MFS Blended Research Core Equity Portfolio I Class	03	2007	10.0423	10.5061	97,676
MFS Blended Research Core Equity Portfolio I Class	03	2006	8.9751	10.0423	130,294
MFS Blended Research Core Equity Portfolio I Class	03	2005	8.4382	8.9751	135,995
MFS Blended Research Core Equity Portfolio I Class	03	2004	7.6306	8.4382	134,418
MFS Blended Research Core Equity Portfolio I Class	03	2003	6.2908	7.6306	196,418
MFS Blended Research Core Equity Portfolio I Class	03	2002	8.0871	6.2908	251,705
MFS Blended Research Core Equity Portfolio I Class	03	2001	9.7190	8.0871	287,352
MFS Blended Research Core Equity Portfolio I Class	03	2000	10.0000	9.7190	0

MFS Blended Research Core Equity Portfolio I Class	04	2008	10.4664	6.7195	1,016,770
MFS Blended Research Core Equity Portfolio I Class	04	2007	10.0095	10.4664	1,489,788
MFS Blended Research Core Equity Portfolio I Class	04	2006	8.9503	10.0095	1,880,173
MFS Blended Research Core Equity Portfolio I Class	04	2005	8.4192	8.9503	2,104,263
MFS Blended Research Core Equity Portfolio I Class	04	2004	7.6173	8.4192	2,472,605
MFS Blended Research Core Equity Portfolio I Class	04	2003	6.2830	7.6173	2,710,295
MFS Blended Research Core Equity Portfolio I Class	04	2002	8.0811	6.2830	2,993,671
MFS Blended Research Core Equity Portfolio I Class	04	2001	9.7168	8.0811	3,238,308
MFS Blended Research Core Equity Portfolio I Class	04	2000	10.0000	9.7168	0

MFS Blended Research Core Equity Portfolio I Class	05	2008	10.3876	6.6621	2,249,846
MFS Blended Research Core Equity Portfolio I Class	05	2007	9.9443	10.3876	3,346,408
MFS Blended Research Core Equity Portfolio I Class	05	2006	8.9010	9.9443	4,177,886
MFS Blended Research Core Equity Portfolio I Class	05	2005	8.3813	8.9010	4,703,546
MFS Blended Research Core Equity Portfolio I Class	05	2004	7.5907	8.3813	5,259,870
MFS Blended Research Core Equity Portfolio I Class	05	2003	6.2674	7.5907	5,757,625
MFS Blended Research Core Equity Portfolio I Class	05	2002	8.0693	6.2674	6,256,339
MFS Blended Research Core Equity Portfolio I Class	05	2001	9.7124	8.0693	7,010,803
MFS Blended Research Core Equity Portfolio I Class	05	2000	10.0000	9.7124	0

MFS Blended Research Core Equity Portfolio I Class	06	2008	10.2705	6.5769	1,032,553
MFS Blended Research Core Equity Portfolio I Class	06	2007	9.8472	10.2705	1,345,897
MFS Blended Research Core Equity Portfolio I Class	06	2006	8.8275	9.8472	1,606,251
MFS Blended Research Core Equity Portfolio I Class	06	2005	8.3247	8.8275	1,847,543
MFS Blended Research Core Equity Portfolio I Class	06	2004	7.5509	8.3247	2,133,775
MFS Blended Research Core Equity Portfolio I Class	06	2003	6.2440	7.5509	2,342,416
MFS Blended Research Core Equity Portfolio I Class	06	2002	8.0515	6.2440	2,414,054
MFS Blended Research Core Equity Portfolio I Class	06	2001	9.7059	8.0515	2,739,233
MFS Blended Research Core Equity Portfolio I Class	06	2000	10.0000	9.7059	0

MFS Blended Research Core Equity Portfolio S Class	01	2008	12.5782	8.0785	28,021
MFS Blended Research Core Equity Portfolio S Class	01	2007	12.0218	12.5782	24,598
MFS Blended Research Core Equity Portfolio S Class	01	2006	10.7421	12.0218	24,185
MFS Blended Research Core Equity Portfolio S Class	01	2005	10.1010	10.7421	25,026
MFS Blended Research Core Equity Portfolio S Class	01	2004	9.1313	10.1010	24,039
MFS Blended Research Core Equity Portfolio S Class	01	2003	7.5324	9.1313	1,350
MFS Blended Research Core Equity Portfolio S Class	01	2002	9.6794	7.5324	1,382
MFS Blended Research Core Equity Portfolio S Class	01	2001	10.0000	9.6794	0

MFS Blended Research Core Equity Portfolio S Class	02	2008	12.4575	7.9888	354,823
MFS Blended Research Core Equity Portfolio S Class	02	2007	11.9247	12.4575	474,817
MFS Blended Research Core Equity Portfolio S Class	02	2006	10.6715	11.9247	560,748
MFS Blended Research Core Equity Portfolio S Class	02	2005	10.0497	10.6715	625,404
MFS Blended Research Core Equity Portfolio S Class	02	2004	9.0988	10.0497	711,492
MFS Blended Research Core Equity Portfolio S Class	02	2003	7.5170	9.0988	746,877
MFS Blended Research Core Equity Portfolio S Class	02	2002	9.6743	7.5170	723,444
MFS Blended Research Core Equity Portfolio S Class	02	2001	10.0000	9.6743	208,906

MFS Blended Research Core Equity Portfolio S Class	03	2008	12.3778	7.9296	0
MFS Blended Research Core Equity Portfolio S Class	03	2007	11.8604	12.3778	0
MFS Blended Research Core Equity Portfolio S Class	03	2006	10.6247	11.8604	0
MFS Blended Research Core Equity Portfolio S Class	03	2005	10.0157	10.6247	0
MFS Blended Research Core Equity Portfolio S Class	03	2004	9.0772	10.0157	0
MFS Blended Research Core Equity Portfolio S Class	03	2003	7.5068	9.0772	0
MFS Blended Research Core Equity Portfolio S Class	03	2002	9.6709	7.5068	0
MFS Blended Research Core Equity Portfolio S Class	03	2001	10.0000	9.6709	0

MFS Blended Research Core Equity Portfolio S Class	04	2008	12.3380	7.9000	315,746
MFS Blended Research Core Equity Portfolio S Class	04	2007	11.8283	12.3380	375,705
MFS Blended Research Core Equity Portfolio S Class	04	2006	10.6013	11.8283	437,794
MFS Blended Research Core Equity Portfolio S Class	04	2005	9.9987	10.6013	529,631
MFS Blended Research Core Equity Portfolio S Class	04	2004	9.0664	9.9987	582,998
MFS Blended Research Core Equity Portfolio S Class	04	2003	7.5016	9.0664	608,075
MFS Blended Research Core Equity Portfolio S Class	04	2002	9.6692	7.5016	600,012
MFS Blended Research Core Equity Portfolio S Class	04	2001	10.0000	9.6692	153,154

MFS Blended Research Core Equity Portfolio S Class	05	2008	12.2587	7.8413	295,261
MFS Blended Research Core Equity Portfolio S Class	05	2007	11.7644	12.2587	387,265
MFS Blended Research Core Equity Portfolio S Class	05	2006	10.5546	11.7644	461,051
MFS Blended Research Core Equity Portfolio S Class	05	2005	9.9648	10.5546	509,479
MFS Blended Research Core Equity Portfolio S Class	05	2004	9.0449	9.9648	568,430
MFS Blended Research Core Equity Portfolio S Class	05	2003	7.4914	9.0449	615,935
MFS Blended Research Core Equity Portfolio S Class	05	2002	9.6658	7.4914	662,683
MFS Blended Research Core Equity Portfolio S Class	05	2001	10.0000	9.6658	209,644

MFS Blended Research Core Equity Portfolio S Class	06	2008	12.1408	7.7540	551,434
MFS Blended Research Core Equity Portfolio S Class	06	2007	11.6691	12.1408	589,008
MFS Blended Research Core Equity Portfolio S Class	06	2006	10.4850	11.6691	686,426
MFS Blended Research Core Equity Portfolio S Class	06	2005	9.9141	10.4850	778,230
MFS Blended Research Core Equity Portfolio S Class	06	2004	9.0126	9.9141	853,474
MFS Blended Research Core Equity Portfolio S Class	06	2003	7.4760	9.0126	928,277
MFS Blended Research Core Equity Portfolio S Class	06	2002	9.6607	7.4760	879,361
MFS Blended Research Core Equity Portfolio S Class	06	2001	10.0000	9.6607	283,243

MFS Bond Portfolio I Class	01	2008	14.9943	13.2805	0
MFS Bond Portfolio I Class	01	2007	14.6302	14.9943	0
MFS Bond Portfolio I Class	01	2006	14.0475	14.6302	0
MFS Bond Portfolio I Class	01	2005	13.9445	14.0475	0
MFS Bond Portfolio I Class	01	2004	13.2571	13.9445	0
MFS Bond Portfolio I Class	01	2003	12.2046	13.2571	0
MFS Bond Portfolio I Class	01	2002	11.2489	12.2046	28,714
MFS Bond Portfolio I Class	01	2001	10.5416	11.2489	53,054
MFS Bond Portfolio I Class	01	2000	10.0000	10.5416	0

MFS Bond Portfolio I Class	02	2008	14.8257	13.1112	175,477
MFS Bond Portfolio I Class	02	2007	14.4878	14.8257	291,027
MFS Bond Portfolio I Class	02	2006	13.9319	14.4878	351,162
MFS Bond Portfolio I Class	02	2005	13.8507	13.9319	410,931
MFS Bond Portfolio I Class	02	2004	13.1879	13.8507	484,328
MFS Bond Portfolio I Class	02	2003	12.1594	13.1879	652,105
MFS Bond Portfolio I Class	02	2002	11.2243	12.1594	675,414
MFS Bond Portfolio I Class	02	2001	10.5346	11.2243	518,393
MFS Bond Portfolio I Class	02	2000	10.0000	10.5346	0

MFS Bond Portfolio I Class	03	2008	14.7145	12.9997	82,445
MFS Bond Portfolio I Class	03	2007	14.3938	14.7145	86,802
MFS Bond Portfolio I Class	03	2006	13.8555	14.3938	58,920
MFS Bond Portfolio I Class	03	2005	13.7886	13.8555	73,556
MFS Bond Portfolio I Class	03	2004	13.1421	13.7886	86,855
MFS Bond Portfolio I Class	03	2003	12.1294	13.1421	92,957
MFS Bond Portfolio I Class	03	2002	11.2079	12.1294	125,086
MFS Bond Portfolio I Class	03	2001	10.5299	11.2079	115,086
MFS Bond Portfolio I Class	03	2000	10.0000	10.5299	0

MFS Bond Portfolio I Class	04	2008	14.6590	12.9441	195,809
MFS Bond Portfolio I Class	04	2007	14.3469	14.6590	363,882
MFS Bond Portfolio I Class	04	2006	13.8172	14.3469	429,780
MFS Bond Portfolio I Class	04	2005	13.7575	13.8172	490,548
MFS Bond Portfolio I Class	04	2004	13.1192	13.7575	517,562
MFS Bond Portfolio I Class	04	2003	12.1144	13.1192	608,044
MFS Bond Portfolio I Class	04	2002	11.1997	12.1144	584,110
MFS Bond Portfolio I Class	04	2001	10.5276	11.1997	568,948
MFS Bond Portfolio I Class	04	2000	10.0000	10.5276	0

MFS Bond Portfolio I Class	05	2008	14.5487	12.8336	382,118
MFS Bond Portfolio I Class	05	2007	14.2534	14.5487	585,271
MFS Bond Portfolio I Class	05	2006	13.7411	14.2534	660,444
MFS Bond Portfolio I Class	05	2005	13.6956	13.7411	700,703
MFS Bond Portfolio I Class	05	2004	13.0734	13.6956	794,564
MFS Bond Portfolio I Class	05	2003	12.0844	13.0734	908,050
MFS Bond Portfolio I Class	05	2002	11.1833	12.0844	1,083,642
MFS Bond Portfolio I Class	05	2001	10.5229	11.1833	977,135
MFS Bond Portfolio I Class	05	2000	10.0000	10.5229	0

MFS Bond Portfolio I Class	06	2008	14.3848	12.6696	222,881
MFS Bond Portfolio I Class	06	2007	14.1144	14.3848	312,135
MFS Bond Portfolio I Class	06	2006	13.6278	14.1144	318,166
MFS Bond Portfolio I Class	06	2005	13.6033	13.6278	332,083
MFS Bond Portfolio I Class	06	2004	13.0051	13.6033	365,273
MFS Bond Portfolio I Class	06	2003	12.0396	13.0051	400,140
MFS Bond Portfolio I Class	06	2002	11.1588	12.0396	411,299
MFS Bond Portfolio I Class	06	2001	10.5159	11.1588	319,639
MFS Bond Portfolio I Class	06	2000	10.0000	10.5159	0

MFS Bond Portfolio S Class	01	2008	13.2333	11.6903	23,266
MFS Bond Portfolio S Class	01	2007	12.9429	13.2333	32,930
MFS Bond Portfolio S Class	01	2006	12.4661	12.9429	36,765
MFS Bond Portfolio S Class	01	2005	12.3942	12.4661	20,720
MFS Bond Portfolio S Class	01	2004	11.8211	12.3942	22,177
MFS Bond Portfolio S Class	01	2003	10.9114	11.8211	25,477
MFS Bond Portfolio S Class	01	2002	10.0862	10.9114	28,207
MFS Bond Portfolio S Class	01	2001	10.0000	10.0862	0

MFS Bond Portfolio S Class	02	2008	13.1064	11.5605	165,913
MFS Bond Portfolio S Class	02	2007	12.8384	13.1064	248,296
MFS Bond Portfolio S Class	02	2006	12.3841	12.8384	262,245
MFS Bond Portfolio S Class	02	2005	12.3314	12.3841	273,657
MFS Bond Portfolio S Class	02	2004	11.7791	12.3314	310,628
MFS Bond Portfolio S Class	02	2003	10.8892	11.7791	364,889
MFS Bond Portfolio S Class	02	2002	10.0810	10.8892	388,976
MFS Bond Portfolio S Class	02	2001	10.0000	10.0810	73,400

MFS Bond Portfolio S Class	03	2008	13.0226	11.4749	0
MFS Bond Portfolio S Class	03	2007	12.7692	13.0226	0
MFS Bond Portfolio S Class	03	2006	12.3298	12.7692	0
MFS Bond Portfolio S Class	03	2005	12.2897	12.3298	0
MFS Bond Portfolio S Class	03	2004	11.7512	12.2897	0
MFS Bond Portfolio S Class	03	2003	10.8744	11.7512	0
MFS Bond Portfolio S Class	03	2002	10.0774	10.8744	0
MFS Bond Portfolio S Class	03	2001	10.0000	10.0774	0

MFS Bond Portfolio S Class	04	2008	12.9807	11.4322	170,608
MFS Bond Portfolio S Class	04	2007	12.7346	12.9807	211,380
MFS Bond Portfolio S Class	04	2006	12.3027	12.7346	178,359
MFS Bond Portfolio S Class	04	2005	12.2689	12.3027	191,178
MFS Bond Portfolio S Class	04	2004	11.7372	12.2689	198,619
MFS Bond Portfolio S Class	04	2003	10.8670	11.7372	282,988
MFS Bond Portfolio S Class	04	2002	10.0757	10.8670	268,843
MFS Bond Portfolio S Class	04	2001	10.0000	10.0757	106,644

MFS Bond Portfolio S Class	05	2008	12.8974	11.3473	125,007
MFS Bond Portfolio S Class	05	2007	12.6658	12.8974	176,593
MFS Bond Portfolio S Class	05	2006	12.2486	12.6658	186,029
MFS Bond Portfolio S Class	05	2005	12.2273	12.2486	214,282
MFS Bond Portfolio S Class	05	2004	11.7093	12.2273	243,159
MFS Bond Portfolio S Class	05	2003	10.8522	11.7093	274,796
MFS Bond Portfolio S Class	05	2002	10.0721	10.8522	251,676
MFS Bond Portfolio S Class	05	2001	10.0000	10.0721	87,054

MFS Bond Portfolio S Class	06	2008	12.7734	11.2211	178,336
MFS Bond Portfolio S Class	06	2007	12.5632	12.7734	243,694
MFS Bond Portfolio S Class	06	2006	12.1678	12.5632	302,540
MFS Bond Portfolio S Class	06	2005	12.1651	12.1678	347,473
MFS Bond Portfolio S Class	06	2004	11.6676	12.1651	405,366
MFS Bond Portfolio S Class	06	2003	10.8300	11.6676	497,051
MFS Bond Portfolio S Class	06	2002	10.0669	10.8300	476,403
MFS Bond Portfolio S Class	06	2001	10.0000	10.0669	92,587

MFS Capital Appreciation Portfolio	01	2008	6.4909	4.0466	195
MFS Capital Appreciation Portfolio	01	2007	5.8997	6.4909	84,784
MFS Capital Appreciation Portfolio	01	2006	5.6022	5.8997	86,461
MFS Capital Appreciation Portfolio	01	2005	5.6072	5.6022	119,902
MFS Capital Appreciation Portfolio	01	2004	5.1017	5.6072	119,307
MFS Capital Appreciation Portfolio	01	2003	4.0037	5.1017	96,564
MFS Capital Appreciation Portfolio	01	2002	5.9813	4.0037	105,939
MFS Capital Appreciation Portfolio	01	2001	8.0902	5.9813	136,566
MFS Capital Appreciation Portfolio	01	2000	10.0000	8.0902	0

MFS Capital Appreciation Portfolio	02	2008	6.4178	3.9950	622,469
MFS Capital Appreciation Portfolio	02	2007	5.8422	6.4178	1,066,700
MFS Capital Appreciation Portfolio	02	2006	5.5560	5.8422	1,284,956
MFS Capital Appreciation Portfolio	02	2005	5.5694	5.5560	1,478,315
MFS Capital Appreciation Portfolio	02	2004	5.0750	5.5694	1,408,425
MFS Capital Appreciation Portfolio	02	2003	3.9888	5.0750	1,508,504
MFS Capital Appreciation Portfolio	02	2002	5.9682	3.9888	1,738,595
MFS Capital Appreciation Portfolio	02	2001	8.0848	5.9682	1,733,021
MFS Capital Appreciation Portfolio	02	2000	10.0000	8.0848	0

MFS Capital Appreciation Portfolio	03	2008	6.3696	3.9609	27,642
MFS Capital Appreciation Portfolio	03	2007	5.8042	6.3696	119,020
MFS Capital Appreciation Portfolio	03	2006	5.5255	5.8042	152,424
MFS Capital Appreciation Portfolio	03	2005	5.5444	5.5255	148,050
MFS Capital Appreciation Portfolio	03	2004	5.0573	5.5444	137,055
MFS Capital Appreciation Portfolio	03	2003	3.9789	5.0573	135,385
MFS Capital Appreciation Portfolio	03	2002	5.9595	3.9789	162,378
MFS Capital Appreciation Portfolio	03	2001	8.0812	5.9595	157,726
MFS Capital Appreciation Portfolio	03	2000	10.0000	8.0812	0

MFS Capital Appreciation Portfolio	04	2008	6.3456	3.9440	743,831
MFS Capital Appreciation Portfolio	04	2007	5.7853	6.3456	1,076,274
MFS Capital Appreciation Portfolio	04	2006	5.5102	5.7853	1,290,208
MFS Capital Appreciation Portfolio	04	2005	5.5319	5.5102	1,476,205
MFS Capital Appreciation Portfolio	04	2004	5.0485	5.5319	1,594,499
MFS Capital Appreciation Portfolio	04	2003	3.9740	5.0485	1,767,146
MFS Capital Appreciation Portfolio	04	2002	5.9551	3.9740	1,664,300
MFS Capital Appreciation Portfolio	04	2001	8.0794	5.9551	2,062,595
MFS Capital Appreciation Portfolio	04	2000	10.0000	8.0794	0

MFS Capital Appreciation Portfolio	05	2008	6.2978	3.9103	1,690,009
MFS Capital Appreciation Portfolio	05	2007	5.7475	6.2978	2,327,218
MFS Capital Appreciation Portfolio	05	2006	5.4798	5.7475	2,861,128
MFS Capital Appreciation Portfolio	05	2005	5.5069	5.4798	3,239,869
MFS Capital Appreciation Portfolio	05	2004	5.0309	5.5069	3,177,883
MFS Capital Appreciation Portfolio	05	2003	3.9641	5.0309	3,475,330
MFS Capital Appreciation Portfolio	05	2002	5.9463	3.9641	3,632,174
MFS Capital Appreciation Portfolio	05	2001	8.0758	5.9463	3,780,048
MFS Capital Appreciation Portfolio	05	2000	10.0000	8.0758	0

MFS Capital Appreciation Portfolio	06	2008	6.2268	3.8603	889,457
MFS Capital Appreciation Portfolio	06	2007	5.6914	6.2268	1,080,968
MFS Capital Appreciation Portfolio	06	2006	5.4346	5.6914	1,324,448
MFS Capital Appreciation Portfolio	06	2005	5.4698	5.4346	1,445,351
MFS Capital Appreciation Portfolio	06	2004	5.0045	5.4698	1,482,362
MFS Capital Appreciation Portfolio	06	2003	3.9494	5.0045	1,554,819
MFS Capital Appreciation Portfolio	06	2002	5.9333	3.9494	1,684,186
MFS Capital Appreciation Portfolio	06	2001	8.0704	5.9333	1,606,016
MFS Capital Appreciation Portfolio	06	2000	10.0000	8.0704	0

MFS Capital Appreciation Portfolio S Class	01	2008	10.3994	6.4630	30,346
MFS Capital Appreciation Portfolio S Class	01	2007	9.4703	10.3994	28,205
MFS Capital Appreciation Portfolio S Class	01	2006	9.0196	9.4703	30,418
MFS Capital Appreciation Portfolio S Class	01	2005	9.0530	9.0196	30,963
MFS Capital Appreciation Portfolio S Class	01	2004	8.2546	9.0530	22,141
MFS Capital Appreciation Portfolio S Class	01	2003	6.4963	8.2546	2,941
MFS Capital Appreciation Portfolio S Class	01	2002	9.7300	6.4963	2,975
MFS Capital Appreciation Portfolio S Class	01	2001	10.0000	9.7300	0

MFS Capital Appreciation Portfolio S Class	02	2008	10.2996	6.3912	230,589
MFS Capital Appreciation Portfolio S Class	02	2007	9.3937	10.2996	271,139
MFS Capital Appreciation Portfolio S Class	02	2006	8.9603	9.3937	327,105
MFS Capital Appreciation Portfolio S Class	02	2005	9.0071	8.9603	362,319
MFS Capital Appreciation Portfolio S Class	02	2004	8.2252	9.0071	412,736
MFS Capital Appreciation Portfolio S Class	02	2003	6.4830	8.2252	455,594
MFS Capital Appreciation Portfolio S Class	02	2002	9.7249	6.4830	418,181
MFS Capital Appreciation Portfolio S Class	02	2001	10.0000	9.7249	102,568

MFS Capital Appreciation Portfolio S Class	03	2008	10.2337	6.3439	0
MFS Capital Appreciation Portfolio S Class	03	2007	9.3431	10.2337	0
MFS Capital Appreciation Portfolio S Class	03	2006	8.9210	9.3431	0
MFS Capital Appreciation Portfolio S Class	03	2005	8.9767	8.9210	0
MFS Capital Appreciation Portfolio S Class	03	2004	8.2058	8.9767	0
MFS Capital Appreciation Portfolio S Class	03	2003	6.4742	8.2058	0
MFS Capital Appreciation Portfolio S Class	03	2002	9.7215	6.4742	0
MFS Capital Appreciation Portfolio S Class	03	2001	10.0000	9.7215	0

MFS Capital Appreciation Portfolio S Class	04	2008	10.2008	6.3203	152,311
MFS Capital Appreciation Portfolio S Class	04	2007	9.3178	10.2008	186,417
MFS Capital Appreciation Portfolio S Class	04	2006	8.9013	9.3178	221,830
MFS Capital Appreciation Portfolio S Class	04	2005	8.9614	8.9013	255,608
MFS Capital Appreciation Portfolio S Class	04	2004	8.1960	8.9614	252,962
MFS Capital Appreciation Portfolio S Class	04	2003	6.4697	8.1960	270,347
MFS Capital Appreciation Portfolio S Class	04	2002	9.7197	6.4697	243,518
MFS Capital Appreciation Portfolio S Class	04	2001	10.0000	9.7197	55,862

MFS Capital Appreciation Portfolio S Class	05	2008	10.1352	6.2733	166,806
MFS Capital Appreciation Portfolio S Class	05	2007	9.2674	10.1352	219,933
MFS Capital Appreciation Portfolio S Class	05	2006	8.8621	9.2674	288,090
MFS Capital Appreciation Portfolio S Class	05	2005	8.9310	8.8621	326,092
MFS Capital Appreciation Portfolio S Class	05	2004	8.1765	8.9310	338,155
MFS Capital Appreciation Portfolio S Class	05	2003	6.4609	8.1765	362,710
MFS Capital Appreciation Portfolio S Class	05	2002	9.7163	6.4609	393,715
MFS Capital Appreciation Portfolio S Class	05	2001	10.0000	9.7163	109,690

MFS Capital Appreciation Portfolio S Class	06	2008	10.0377	6.2034	496,930
MFS Capital Appreciation Portfolio S Class	06	2007	9.1923	10.0377	523,847
MFS Capital Appreciation Portfolio S Class	06	2006	8.8037	9.1923	572,000
MFS Capital Appreciation Portfolio S Class	06	2005	8.8856	8.8037	622,566
MFS Capital Appreciation Portfolio S Class	06	2004	8.1473	8.8856	616,643
MFS Capital Appreciation Portfolio S Class	06	2003	6.4476	8.1473	641,017
MFS Capital Appreciation Portfolio S Class	06	2002	9.7112	6.4476	618,000
MFS Capital Appreciation Portfolio S Class	06	2001	10.0000	9.7112	322,593

MFS Core Equity Portfolio S Class	01	2008	13.9764	8.4687	30,037
MFS Core Equity Portfolio S Class	01	2007	13.0237	13.9764	33,616
MFS Core Equity Portfolio S Class	01	2006	11.5966	13.0237	36,491
MFS Core Equity Portfolio S Class	01	2005	11.0099	11.5966	0
MFS Core Equity Portfolio S Class	01	2004	9.7310	11.0099	0
MFS Core Equity Portfolio S Class	01	2003	7.7095	9.7310	0
MFS Core Equity Portfolio S Class	01	2002	9.9352	7.7095	0
MFS Core Equity Portfolio S Class	01	2001	10.0000	9.9352	0

MFS Core Equity Portfolio S Class	02	2008	13.8423	8.3747	155,594
MFS Core Equity Portfolio S Class	02	2007	12.9185	13.8423	199,072
MFS Core Equity Portfolio S Class	02	2006	11.5203	12.9185	115,795
MFS Core Equity Portfolio S Class	02	2005	10.9541	11.5203	89,896
MFS Core Equity Portfolio S Class	02	2004	9.6964	10.9541	97,130
MFS Core Equity Portfolio S Class	02	2003	7.6937	9.6964	114,439
MFS Core Equity Portfolio S Class	02	2002	9.9299	7.6937	116,189
MFS Core Equity Portfolio S Class	02	2001	10.0000	9.9299	27,659

MFS Core Equity Portfolio S Class	03	2008	13.7538	8.3126	0
MFS Core Equity Portfolio S Class	03	2007	12.8489	13.7538	0
MFS Core Equity Portfolio S Class	03	2006	11.4698	12.8489	0
MFS Core Equity Portfolio S Class	03	2005	10.9171	11.4698	0
MFS Core Equity Portfolio S Class	03	2004	9.6734	10.9171	0
MFS Core Equity Portfolio S Class	03	2003	7.6832	9.6734	0
MFS Core Equity Portfolio S Class	03	2002	9.9265	7.6832	0
MFS Core Equity Portfolio S Class	03	2001	10.0000	9.9265	0

MFS Core Equity Portfolio S Class	04	2008	13.7096	8.2817	130,252
MFS Core Equity Portfolio S Class	04	2007	12.8141	13.7096	166,806
MFS Core Equity Portfolio S Class	04	2006	11.4445	12.8141	89,269
MFS Core Equity Portfolio S Class	04	2005	10.8985	11.4445	73,241
MFS Core Equity Portfolio S Class	04	2004	9.6619	10.8985	68,787
MFS Core Equity Portfolio S Class	04	2003	7.6780	9.6619	72,428
MFS Core Equity Portfolio S Class	04	2002	9.9247	7.6780	61,731
MFS Core Equity Portfolio S Class	04	2001	10.0000	9.9247	18,805

MFS Core Equity Portfolio S Class	05	2008	13.6215	8.2201	132,724
MFS Core Equity Portfolio S Class	05	2007	12.7448	13.6215	156,896
MFS Core Equity Portfolio S Class	05	2006	11.3942	12.7448	95,211
MFS Core Equity Portfolio S Class	05	2005	10.8616	11.3942	87,386
MFS Core Equity Portfolio S Class	05	2004	9.6389	10.8616	88,498
MFS Core Equity Portfolio S Class	05	2003	7.6675	9.6389	77,577
MFS Core Equity Portfolio S Class	05	2002	9.9212	7.6675	78,769
MFS Core Equity Portfolio S Class	05	2001	10.0000	9.9212	10,756

MFS Core Equity Portfolio S Class	06	2008	13.4905	8.1286	243,543
MFS Core Equity Portfolio S Class	06	2007	12.6416	13.4905	293,934
MFS Core Equity Portfolio S Class	06	2006	11.3190	12.6416	80,249
MFS Core Equity Portfolio S Class	06	2005	10.8063	11.3190	66,748
MFS Core Equity Portfolio S Class	06	2004	9.6045	10.8063	79,141
MFS Core Equity Portfolio S Class	06	2003	7.6518	9.6045	84,062
MFS Core Equity Portfolio S Class	06	2002	9.9160	7.6518	86,195
MFS Core Equity Portfolio S Class	06	2001	10.0000	9.9160	14,297

MFS Emerging Markets Equity Portfolio I Class	01	2008	34.6136	15.3884	17,994
MFS Emerging Markets Equity Portfolio I Class	01	2007	25.7744	34.6136	17,988
MFS Emerging Markets Equity Portfolio I Class	01	2006	20.0009	25.7744	17,991
MFS Emerging Markets Equity Portfolio I Class	01	2005	14.7717	20.0009	12,260
MFS Emerging Markets Equity Portfolio I Class	01	2004	11.7323	14.7717	12,265
MFS Emerging Markets Equity Portfolio I Class	01	2003	7.7657	11.7323	12,268
MFS Emerging Markets Equity Portfolio I Class	01	2002	7.9991	7.7657	12,238
MFS Emerging Markets Equity Portfolio I Class	01	2001	8.1649	7.9991	30,597
MFS Emerging Markets Equity Portfolio I Class	01	2000	10.0000	8.1649	0

MFS Emerging Markets Equity Portfolio I Class	02	2008	34.2245	15.1921	43,920
MFS Emerging Markets Equity Portfolio I Class	02	2007	25.5235	34.2245	69,900
MFS Emerging Markets Equity Portfolio I Class	02	2006	19.8362	25.5235	90,011
MFS Emerging Markets Equity Portfolio I Class	02	2005	14.6722	19.8362	113,424
MFS Emerging Markets Equity Portfolio I Class	02	2004	11.6711	14.6722	86,627
MFS Emerging Markets Equity Portfolio I Class	02	2003	7.7369	11.6711	88,849
MFS Emerging Markets Equity Portfolio I Class	02	2002	7.9815	7.7369	97,609
MFS Emerging Markets Equity Portfolio I Class	02	2001	8.1594	7.9815	90,757
MFS Emerging Markets Equity Portfolio I Class	02	2000	10.0000	8.1594	0

MFS Emerging Markets Equity Portfolio I Class	03	2008	33.9678	15.0629	23,006
MFS Emerging Markets Equity Portfolio I Class	03	2007	25.3579	33.9678	30,187
MFS Emerging Markets Equity Portfolio I Class	03	2006	19.7273	25.3579	39,375
MFS Emerging Markets Equity Portfolio I Class	03	2005	14.6064	19.7273	22,395
MFS Emerging Markets Equity Portfolio I Class	03	2004	11.6305	14.6064	27,452
MFS Emerging Markets Equity Portfolio I Class	03	2003	7.7178	11.6305	15,572
MFS Emerging Markets Equity Portfolio I Class	03	2002	7.9699	7.7178	16,684
MFS Emerging Markets Equity Portfolio I Class	03	2001	8.1558	7.9699	25,552
MFS Emerging Markets Equity Portfolio I Class	03	2000	10.0000	8.1558	0

MFS Emerging Markets Equity Portfolio I Class	04	2008	33.8398	14.9984	51,616
MFS Emerging Markets Equity Portfolio I Class	04	2007	25.2752	33.8398	89,566
MFS Emerging Markets Equity Portfolio I Class	04	2006	19.6730	25.2752	116,434
MFS Emerging Markets Equity Portfolio I Class	04	2005	14.5735	19.6730	114,517
MFS Emerging Markets Equity Portfolio I Class	04	2004	11.6102	14.5735	104,732
MFS Emerging Markets Equity Portfolio I Class	04	2003	7.7082	11.6102	100,907
MFS Emerging Markets Equity Portfolio I Class	04	2002	7.9640	7.7082	95,418
MFS Emerging Markets Equity Portfolio I Class	04	2001	8.1540	7.9640	108,814
MFS Emerging Markets Equity Portfolio I Class	04	2000	10.0000	8.1540	0

MFS Emerging Markets Equity Portfolio I Class	05	2008	33.5851	14.8703	147,454
MFS Emerging Markets Equity Portfolio I Class	05	2007	25.1106	33.5851	203,117
MFS Emerging Markets Equity Portfolio I Class	05	2006	19.5646	25.1106	262,274
MFS Emerging Markets Equity Portfolio I Class	05	2005	14.5079	19.5646	294,619
MFS Emerging Markets Equity Portfolio I Class	05	2004	11.5697	14.5079	253,798
MFS Emerging Markets Equity Portfolio I Class	05	2003	7.6891	11.5697	238,617
MFS Emerging Markets Equity Portfolio I Class	05	2002	7.9523	7.6891	236,222
MFS Emerging Markets Equity Portfolio I Class	05	2001	8.1504	7.9523	250,796
MFS Emerging Markets Equity Portfolio I Class	05	2000	10.0000	8.1504	0

MFS Emerging Markets Equity Portfolio I Class	06	2008	33.2067	14.6803	53,515
MFS Emerging Markets Equity Portfolio I Class	06	2007	24.8656	33.2067	70,623
MFS Emerging Markets Equity Portfolio I Class	06	2006	19.4032	24.8656	103,526
MFS Emerging Markets Equity Portfolio I Class	06	2005	14.4100	19.4032	116,894
MFS Emerging Markets Equity Portfolio I Class	06	2004	11.5092	14.4100	98,624
MFS Emerging Markets Equity Portfolio I Class	06	2003	7.6605	11.5092	92,723
MFS Emerging Markets Equity Portfolio I Class	06	2002	7.9348	7.6605	92,558
MFS Emerging Markets Equity Portfolio I Class	06	2001	8.1449	7.9348	110,619
MFS Emerging Markets Equity Portfolio I Class	06	2000	10.0000	8.1449	0

MFS Emerging Markets Equity Portfolio S Class	01	2008	44.0655	19.5458	0
MFS Emerging Markets Equity Portfolio S Class	01	2007	32.9045	44.0655	0
MFS Emerging Markets Equity Portfolio S Class	01	2006	25.5864	32.9045	0
MFS Emerging Markets Equity Portfolio S Class	01	2005	18.9409	25.5864	0
MFS Emerging Markets Equity Portfolio S Class	01	2004	15.0787	18.9409	0
MFS Emerging Markets Equity Portfolio S Class	01	2003	10.0120	15.0787	0
MFS Emerging Markets Equity Portfolio S Class	01	2002	10.3320	10.0120	0
MFS Emerging Markets Equity Portfolio S Class	01	2001	10.0000	10.3320	0

MFS Emerging Markets Equity Portfolio S Class	02	2008	43.6430	19.3288	26,495
MFS Emerging Markets Equity Portfolio S Class	02	2007	32.6388	43.6430	32,568
MFS Emerging Markets Equity Portfolio S Class	02	2006	25.4182	32.6388	37,054
MFS Emerging Markets Equity Portfolio S Class	02	2005	18.8449	25.4182	35,199
MFS Emerging Markets Equity Portfolio S Class	02	2004	15.0251	18.8449	24,632
MFS Emerging Markets Equity Portfolio S Class	02	2003	9.9915	15.0251	40,714
MFS Emerging Markets Equity Portfolio S Class	02	2002	10.3266	9.9915	14,531
MFS Emerging Markets Equity Portfolio S Class	02	2001	10.0000	10.3266	2,008

MFS Emerging Markets Equity Portfolio S Class	03	2008	43.3640	19.1857	0
MFS Emerging Markets Equity Portfolio S Class	03	2007	32.4631	43.3640	0
MFS Emerging Markets Equity Portfolio S Class	03	2006	25.3068	32.4631	0
MFS Emerging Markets Equity Portfolio S Class	03	2005	18.7812	25.3068	0
MFS Emerging Markets Equity Portfolio S Class	03	2004	14.9896	18.7812	0
MFS Emerging Markets Equity Portfolio S Class	03	2003	9.9779	14.9896	0
MFS Emerging Markets Equity Portfolio S Class	03	2002	10.3230	9.9779	0
MFS Emerging Markets Equity Portfolio S Class	03	2001	10.0000	10.3230	0

MFS Emerging Markets Equity Portfolio S Class	04	2008	43.2246	19.1143	14,528
MFS Emerging Markets Equity Portfolio S Class	04	2007	32.3753	43.2246	20,678
MFS Emerging Markets Equity Portfolio S Class	04	2006	25.2511	32.3753	27,638
MFS Emerging Markets Equity Portfolio S Class	04	2005	18.7494	25.2511	24,382
MFS Emerging Markets Equity Portfolio S Class	04	2004	14.9717	18.7494	18,594
MFS Emerging Markets Equity Portfolio S Class	04	2003	9.9711	14.9717	12,843
MFS Emerging Markets Equity Portfolio S Class	04	2002	10.3212	9.9711	8,036
MFS Emerging Markets Equity Portfolio S Class	04	2001	10.0000	10.3212	2,101

MFS Emerging Markets Equity Portfolio S Class	05	2008	42.9473	18.9722	16,283
MFS Emerging Markets Equity Portfolio S Class	05	2007	32.2003	42.9473	24,062
MFS Emerging Markets Equity Portfolio S Class	05	2006	25.1401	32.2003	24,365
MFS Emerging Markets Equity Portfolio S Class	05	2005	18.6858	25.1401	21,350
MFS Emerging Markets Equity Portfolio S Class	05	2004	14.9362	18.6858	16,194
MFS Emerging Markets Equity Portfolio S Class	05	2003	9.9575	14.9362	14,159
MFS Emerging Markets Equity Portfolio S Class	05	2002	10.3175	9.9575	8,678
MFS Emerging Markets Equity Portfolio S Class	05	2001	10.0000	10.3175	1,143

MFS Emerging Markets Equity Portfolio S Class	06	2008	42.5344	18.7611	26,312
MFS Emerging Markets Equity Portfolio S Class	06	2007	31.9396	42.5344	36,028
MFS Emerging Markets Equity Portfolio S Class	06	2006	24.9744	31.9396	39,124
MFS Emerging Markets Equity Portfolio S Class	06	2005	18.5908	24.9744	41,393
MFS Emerging Markets Equity Portfolio S Class	06	2004	14.8829	18.5908	39,325
MFS Emerging Markets Equity Portfolio S Class	06	2003	9.9371	14.8829	50,256
MFS Emerging Markets Equity Portfolio S Class	06	2002	10.3121	9.9371	33,666
MFS Emerging Markets Equity Portfolio S Class	06	2001	10.0000	10.3121	8,851

MFS Global Governments Portfolio I Class	01	2008	15.2347	16.6522	19
MFS Global Governments Portfolio I Class	01	2007	14.1575	15.2347	32
MFS Global Governments Portfolio I Class	01	2006	13.6236	14.1575	31
MFS Global Governments Portfolio I Class	01	2005	14.8293	13.6236	53,573
MFS Global Governments Portfolio I Class	01	2004	13.6104	14.8293	53,570
MFS Global Governments Portfolio I Class	01	2003	11.8928	13.6104	24
MFS Global Governments Portfolio I Class	01	2002	9.9593	11.8928	0
MFS Global Governments Portfolio I Class	01	2001	10.2804	9.9593	0
MFS Global Governments Portfolio I Class	01	2000	10.0000	10.2804	0

MFS Global Governments Portfolio I Class	02	2008	15.0634	16.4399	25,244
MFS Global Governments Portfolio I Class	02	2007	14.0197	15.0634	36,952
MFS Global Governments Portfolio I Class	02	2006	13.5114	14.0197	46,960
MFS Global Governments Portfolio I Class	02	2005	14.7295	13.5114	73,919
MFS Global Governments Portfolio I Class	02	2004	13.5394	14.7295	72,666
MFS Global Governments Portfolio I Class	02	2003	11.8488	13.5394	74,678
MFS Global Governments Portfolio I Class	02	2002	9.9374	11.8488	76,123
MFS Global Governments Portfolio I Class	02	2001	10.2735	9.9374	45,747
MFS Global Governments Portfolio I Class	02	2000	10.0000	10.2735	0

MFS Global Governments Portfolio I Class	03	2008	14.9505	16.3002	71,615
MFS Global Governments Portfolio I Class	03	2007	13.9288	14.9505	69,727
MFS Global Governments Portfolio I Class	03	2006	13.4373	13.9288	15,264
MFS Global Governments Portfolio I Class	03	2005	14.6634	13.4373	13,322
MFS Global Governments Portfolio I Class	03	2004	13.4923	14.6634	19,674
MFS Global Governments Portfolio I Class	03	2003	11.8196	13.4923	19,690
MFS Global Governments Portfolio I Class	03	2002	9.9229	11.8196	31,291
MFS Global Governments Portfolio I Class	03	2001	10.2690	9.9229	51,449
MFS Global Governments Portfolio I Class	03	2000	10.0000	10.2690	0

MFS Global Governments Portfolio I Class	04	2008	14.8941	16.2304	30,405
MFS Global Governments Portfolio I Class	04	2007	13.8833	14.8941	41,130
MFS Global Governments Portfolio I Class	04	2006	13.4003	13.8833	48,328
MFS Global Governments Portfolio I Class	04	2005	14.6304	13.4003	46,556
MFS Global Governments Portfolio I Class	04	2004	13.4688	14.6304	72,104
MFS Global Governments Portfolio I Class	04	2003	11.8049	13.4688	64,758
MFS Global Governments Portfolio I Class	04	2002	9.9157	11.8049	78,782
MFS Global Governments Portfolio I Class	04	2001	10.2667	9.9157	37,376
MFS Global Governments Portfolio I Class	04	2000	10.0000	10.2667	0

MFS Global Governments Portfolio I Class	05	2008	14.7820	16.0919	108,422
MFS Global Governments Portfolio I Class	05	2007	13.7929	14.7820	129,405
MFS Global Governments Portfolio I Class	05	2006	13.3265	13.7929	142,573
MFS Global Governments Portfolio I Class	05	2005	14.5646	13.3265	150,353
MFS Global Governments Portfolio I Class	05	2004	13.4218	14.5646	139,509
MFS Global Governments Portfolio I Class	05	2003	11.7757	13.4218	153,706
MFS Global Governments Portfolio I Class	05	2002	9.9012	11.7757	160,782
MFS Global Governments Portfolio I Class	05	2001	10.2621	9.9012	129,687
MFS Global Governments Portfolio I Class	05	2000	10.0000	10.2621	0

MFS Global Governments Portfolio I Class	06	2008	14.6154	15.8863	35,522
MFS Global Governments Portfolio I Class	06	2007	13.6583	14.6154	60,320
MFS Global Governments Portfolio I Class	06	2006	13.2165	13.6583	73,766
MFS Global Governments Portfolio I Class	06	2005	14.4664	13.2165	69,777
MFS Global Governments Portfolio I Class	06	2004	13.3517	14.4664	70,191
MFS Global Governments Portfolio I Class	06	2003	11.7320	13.3517	66,537
MFS Global Governments Portfolio I Class	06	2002	9.8794	11.7320	71,946
MFS Global Governments Portfolio I Class	06	2001	10.2553	9.8794	63,952
MFS Global Governments Portfolio I Class	06	2000	10.0000	10.2553	0

MFS Global Governments Portfolio S Class	01	2008	14.6501	15.9716	0
MFS Global Governments Portfolio S Class	01	2007	13.6420	14.6501	0
MFS Global Governments Portfolio S Class	01	2006	13.1603	13.6420	0
MFS Global Governments Portfolio S Class	01	2005	14.3699	13.1603	0
MFS Global Governments Portfolio S Class	01	2004	13.2199	14.3699	0
MFS Global Governments Portfolio S Class	01	2003	11.5813	13.2199	0
MFS Global Governments Portfolio S Class	01	2002	9.7251	11.5813	0
MFS Global Governments Portfolio S Class	01	2001	10.0000	9.7251	0

MFS Global Governments Portfolio S Class	02	2008	14.5096	15.7944	87,402
MFS Global Governments Portfolio S Class	02	2007	13.5319	14.5096	26,670
MFS Global Governments Portfolio S Class	02	2006	13.0738	13.5319	27,745
MFS Global Governments Portfolio S Class	02	2005	14.2970	13.0738	36,882
MFS Global Governments Portfolio S Class	02	2004	13.1730	14.2970	41,663
MFS Global Governments Portfolio S Class	02	2003	11.5577	13.1730	39,284
MFS Global Governments Portfolio S Class	02	2002	9.7200	11.5577	43,653
MFS Global Governments Portfolio S Class	02	2001	10.0000	9.7200	2,391

MFS Global Governments Portfolio S Class	03	2008	14.4168	15.6775	0
MFS Global Governments Portfolio S Class	03	2007	13.4589	14.4168	0
MFS Global Governments Portfolio S Class	03	2006	13.0165	13.4589	0
MFS Global Governments Portfolio S Class	03	2005	14.2487	13.0165	0
MFS Global Governments Portfolio S Class	03	2004	13.1418	14.2487	0
MFS Global Governments Portfolio S Class	03	2003	11.5420	13.1418	0
MFS Global Governments Portfolio S Class	03	2002	9.7166	11.5420	0
MFS Global Governments Portfolio S Class	03	2001	10.0000	9.7166	0

MFS Global Governments Portfolio S Class	04	2008	14.3705	15.6191	11,381
MFS Global Governments Portfolio S Class	04	2007	13.4225	14.3705	25,747
MFS Global Governments Portfolio S Class	04	2006	12.9878	13.4225	26,193
MFS Global Governments Portfolio S Class	04	2005	14.2246	12.9878	18,235
MFS Global Governments Portfolio S Class	04	2004	13.1261	14.2246	14,494
MFS Global Governments Portfolio S Class	04	2003	11.5341	13.1261	30,465
MFS Global Governments Portfolio S Class	04	2002	9.7149	11.5341	13,639
MFS Global Governments Portfolio S Class	04	2001	10.0000	9.7149	2,494

MFS Global Governments Portfolio S Class	05	2008	14.2782	15.5031	32,483
MFS Global Governments Portfolio S Class	05	2007	13.3500	14.2782	19,314
MFS Global Governments Portfolio S Class	05	2006	12.9307	13.3500	26,722
MFS Global Governments Portfolio S Class	05	2005	14.1764	12.9307	19,097
MFS Global Governments Portfolio S Class	05	2004	13.0950	14.1764	12,420
MFS Global Governments Portfolio S Class	05	2003	11.5184	13.0950	9,558
MFS Global Governments Portfolio S Class	05	2002	9.7115	11.5184	9,489
MFS Global Governments Portfolio S Class	05	2001	10.0000	9.7115	1,446

MFS Global Governments Portfolio S Class	06	2008	14.1410	15.3307	76,411
MFS Global Governments Portfolio S Class	06	2007	13.2419	14.1410	33,450
MFS Global Governments Portfolio S Class	06	2006	12.8455	13.2419	32,729
MFS Global Governments Portfolio S Class	06	2005	14.1043	12.8455	22,396
MFS Global Governments Portfolio S Class	06	2004	13.0483	14.1043	28,578
MFS Global Governments Portfolio S Class	06	2003	11.4949	13.0483	47,112
MFS Global Governments Portfolio S Class	06	2002	9.7064	11.4949	28,979
MFS Global Governments Portfolio S Class	06	2001	10.0000	9.7064	3,856

MFS Global Growth Portfolio I Class	01	2008	12.3284	7.4529	26,460
MFS Global Growth Portfolio I Class	01	2007	10.9943	12.3284	26,460
MFS Global Growth Portfolio I Class	01	2006	9.4612	10.9943	26,460
MFS Global Growth Portfolio I Class	01	2005	8.6850	9.4612	14,167
MFS Global Growth Portfolio I Class	01	2004	7.5883	8.6850	14,167
MFS Global Growth Portfolio I Class	01	2003	5.6591	7.5883	0
MFS Global Growth Portfolio I Class	01	2002	7.0895	5.6591	0
MFS Global Growth Portfolio I Class	01	2001	8.9172	7.0895	0
MFS Global Growth Portfolio I Class	01	2000	10.0000	8.9172	0

MFS Global Growth Portfolio I Class	02	2008	12.1900	7.3580	119,140
MFS Global Growth Portfolio I Class	02	2007	10.8875	12.1900	207,404
MFS Global Growth Portfolio I Class	02	2006	9.3835	10.8875	243,483
MFS Global Growth Portfolio I Class	02	2005	8.6267	9.3835	280,214
MFS Global Growth Portfolio I Class	02	2004	7.5489	8.6267	301,886
MFS Global Growth Portfolio I Class	02	2003	5.6382	7.5489	359,577
MFS Global Growth Portfolio I Class	02	2002	7.0741	5.6382	408,379
MFS Global Growth Portfolio I Class	02	2001	8.9115	7.0741	428,636
MFS Global Growth Portfolio I Class	02	2000	10.0000	8.9115	0

MFS Global Growth Portfolio I Class	03	2008	12.0988	7.2955	0
MFS Global Growth Portfolio I Class	03	2007	10.8170	12.0988	0
MFS Global Growth Portfolio I Class	03	2006	9.3321	10.8170	0
MFS Global Growth Portfolio I Class	03	2005	8.5881	9.3321	719
MFS Global Growth Portfolio I Class	03	2004	7.5227	8.5881	9,114
MFS Global Growth Portfolio I Class	03	2003	5.6244	7.5227	9,071
MFS Global Growth Portfolio I Class	03	2002	7.0639	5.6244	20,122
MFS Global Growth Portfolio I Class	03	2001	8.9077	7.0639	25,431
MFS Global Growth Portfolio I Class	03	2000	10.0000	8.9077	0

MFS Global Growth Portfolio I Class	04	2008	12.0533	7.2643	142,581
MFS Global Growth Portfolio I Class	04	2007	10.7818	12.0533	189,169
MFS Global Growth Portfolio I Class	04	2006	9.3064	10.7818	248,558
MFS Global Growth Portfolio I Class	04	2005	8.5688	9.3064	254,314
MFS Global Growth Portfolio I Class	04	2004	7.5096	8.5688	306,996
MFS Global Growth Portfolio I Class	04	2003	5.6175	7.5096	365,890
MFS Global Growth Portfolio I Class	04	2002	7.0588	5.6175	425,713
MFS Global Growth Portfolio I Class	04	2001	8.9058	7.0588	548,662
MFS Global Growth Portfolio I Class	04	2000	10.0000	8.9058	0

MFS Global Growth Portfolio I Class	05	2008	11.9627	7.2024	293,600
MFS Global Growth Portfolio I Class	05	2007	10.7117	11.9627	421,920
MFS Global Growth Portfolio I Class	05	2006	9.2553	10.7117	495,726
MFS Global Growth Portfolio I Class	05	2005	8.5304	9.2553	517,641
MFS Global Growth Portfolio I Class	05	2004	7.4836	8.5304	551,946
MFS Global Growth Portfolio I Class	05	2003	5.6036	7.4836	586,270
MFS Global Growth Portfolio I Class	05	2002	7.0485	5.6036	634,629
MFS Global Growth Portfolio I Class	05	2001	8.9020	7.0485	784,292
MFS Global Growth Portfolio I Class	05	2000	10.0000	8.9020	0

MFS Global Growth Portfolio I Class	06	2008	11.8281	7.1105	95,128
MFS Global Growth Portfolio I Class	06	2007	10.6074	11.8281	131,488
MFS Global Growth Portfolio I Class	06	2006	9.1791	10.6074	153,204
MFS Global Growth Portfolio I Class	06	2005	8.4730	9.1791	170,191
MFS Global Growth Portfolio I Class	06	2004	7.4446	8.4730	226,803
MFS Global Growth Portfolio I Class	06	2003	5.5829	7.4446	222,638
MFS Global Growth Portfolio I Class	06	2002	7.0332	5.5829	226,143
MFS Global Growth Portfolio I Class	06	2001	8.8963	7.0332	276,585
MFS Global Growth Portfolio I Class	06	2000	10.0000	8.8963	0

MFS Global Growth Portfolio S Class	01	2008	16.5832	10.0031	1,865
MFS Global Growth Portfolio S Class	01	2007	14.8194	16.5832	2,672
MFS Global Growth Portfolio S Class	01	2006	12.7933	14.8194	3,771
MFS Global Growth Portfolio S Class	01	2005	11.7759	12.7933	5,168
MFS Global Growth Portfolio S Class	01	2004	10.3068	11.7759	6,825
MFS Global Growth Portfolio S Class	01	2003	7.7044	10.3068	8,587
MFS Global Growth Portfolio S Class	01	2002	9.6873	7.7044	11,269
MFS Global Growth Portfolio S Class	01	2001	10.0000	9.6873	0

MFS Global Growth Portfolio S Class	02	2008	16.4241	9.8920	15,043
MFS Global Growth Portfolio S Class	02	2007	14.6997	16.4241	25,937
MFS Global Growth Portfolio S Class	02	2006	12.7092	14.6997	30,802
MFS Global Growth Portfolio S Class	02	2005	11.7161	12.7092	29,623
MFS Global Growth Portfolio S Class	02	2004	10.2701	11.7161	31,744
MFS Global Growth Portfolio S Class	02	2003	7.6886	10.2701	38,676
MFS Global Growth Portfolio S Class	02	2002	9.6823	7.6886	45,967
MFS Global Growth Portfolio S Class	02	2001	10.0000	9.6823	8,845

MFS Global Growth Portfolio S Class	03	2008	16.3190	9.8187	0
MFS Global Growth Portfolio S Class	03	2007	14.6205	16.3190	0
MFS Global Growth Portfolio S Class	03	2006	12.6534	14.6205	0
MFS Global Growth Portfolio S Class	03	2005	11.6765	12.6534	0
MFS Global Growth Portfolio S Class	03	2004	10.2457	11.6765	0
MFS Global Growth Portfolio S Class	03	2003	7.6781	10.2457	0
MFS Global Growth Portfolio S Class	03	2002	9.6789	7.6781	0
MFS Global Growth Portfolio S Class	03	2001	10.0000	9.6789	0

MFS Global Growth Portfolio S Class	04	2008	16.2666	9.7822	31,078
MFS Global Growth Portfolio S Class	04	2007	14.5809	16.2666	27,573
MFS Global Growth Portfolio S Class	04	2006	12.6256	14.5809	34,288
MFS Global Growth Portfolio S Class	04	2005	11.6567	12.6256	34,993
MFS Global Growth Portfolio S Class	04	2004	10.2335	11.6567	42,060
MFS Global Growth Portfolio S Class	04	2003	7.6729	10.2335	49,464
MFS Global Growth Portfolio S Class	04	2002	9.6772	7.6729	41,530
MFS Global Growth Portfolio S Class	04	2001	10.0000	9.6772	6,913

MFS Global Growth Portfolio S Class	05	2008	16.1621	9.7094	41,832
MFS Global Growth Portfolio S Class	05	2007	14.5021	16.1621	47,429
MFS Global Growth Portfolio S Class	05	2006	12.5700	14.5021	52,260
MFS Global Growth Portfolio S Class	05	2005	11.6172	12.5700	56,086
MFS Global Growth Portfolio S Class	05	2004	10.2092	11.6172	60,431
MFS Global Growth Portfolio S Class	05	2003	7.6624	10.2092	64,736
MFS Global Growth Portfolio S Class	05	2002	9.6738	7.6624	67,838
MFS Global Growth Portfolio S Class	05	2001	10.0000	9.6738	29,671

MFS Global Growth Portfolio S Class	06	2008	16.0067	9.6013	30,320
MFS Global Growth Portfolio S Class	06	2007	14.3846	16.0067	35,362
MFS Global Growth Portfolio S Class	06	2006	12.4871	14.3846	42,580
MFS Global Growth Portfolio S Class	06	2005	11.5581	12.4871	42,021
MFS Global Growth Portfolio S Class	06	2004	10.1728	11.5581	53,032
MFS Global Growth Portfolio S Class	06	2003	7.6467	10.1728	39,088
MFS Global Growth Portfolio S Class	06	2002	9.6687	7.6467	36,153
MFS Global Growth Portfolio S Class	06	2001	10.0000	9.6687	3,912

MFS Global Research Portfolio (Initial Class)	01	2008	9.5692	6.0221	0
MFS Global Research Portfolio (Initial Class)	01	2007	8.5363	9.5692	0
MFS Global Research Portfolio (Initial Class)	01	2006	7.7990	8.5363	0
MFS Global Research Portfolio (Initial Class)	01	2005	7.2935	7.7990	0
MFS Global Research Portfolio (Initial Class)	01	2004	6.3605	7.2935	0
MFS Global Research Portfolio (Initial Class)	01	2003	5.1267	6.3605	0
MFS Global Research Portfolio (Initial Class)	01	2002	6.9178	5.1267	0
MFS Global Research Portfolio (Initial Class)	01	2001	8.8897	6.9178	0
MFS Global Research Portfolio (Initial Class)	01	2000	10.0000	8.8897	0

MFS Global Research Portfolio (Initial Class)	02	2008	9.4616	5.9453	263,708
MFS Global Research Portfolio (Initial Class)	02	2007	8.4532	9.4616	409,921
MFS Global Research Portfolio (Initial Class)	02	2006	7.7348	8.4532	510,829
MFS Global Research Portfolio (Initial Class)	02	2005	7.2444	7.7348	579,190
MFS Global Research Portfolio (Initial Class)	02	2004	6.3274	7.2444	666,854
MFS Global Research Portfolio (Initial Class)	02	2003	5.1077	6.3274	717,774
MFS Global Research Portfolio (Initial Class)	02	2002	6.9027	5.1077	795,644
MFS Global Research Portfolio (Initial Class)	02	2001	8.8839	6.9027	861,345
MFS Global Research Portfolio (Initial Class)	02	2000	10.0000	8.8839	0

MFS Global Research Portfolio (Initial Class)	03	2008	9.3907	5.8948	45,589
MFS Global Research Portfolio (Initial Class)	03	2007	8.3984	9.3907	127,454
MFS Global Research Portfolio (Initial Class)	03	2006	7.6924	8.3984	96,121
MFS Global Research Portfolio (Initial Class)	03	2005	7.2120	7.6924	104,130
MFS Global Research Portfolio (Initial Class)	03	2004	6.3054	7.2120	110,781
MFS Global Research Portfolio (Initial Class)	03	2003	5.0951	6.3054	148,142
MFS Global Research Portfolio (Initial Class)	03	2002	6.8926	5.0951	148,700
MFS Global Research Portfolio (Initial Class)	03	2001	8.8800	6.8926	147,430
MFS Global Research Portfolio (Initial Class)	03	2000	10.0000	8.8800	0

MFS Global Research Portfolio (Initial Class)	04	2008	9.3553	5.8696	311,146
MFS Global Research Portfolio (Initial Class)	04	2007	8.3710	9.3553	465,748
MFS Global Research Portfolio (Initial Class)	04	2006	7.6712	8.3710	601,929
MFS Global Research Portfolio (Initial Class)	04	2005	7.1957	7.6712	689,941
MFS Global Research Portfolio (Initial Class)	04	2004	6.2944	7.1957	782,681
MFS Global Research Portfolio (Initial Class)	04	2003	5.0888	6.2944	874,612
MFS Global Research Portfolio (Initial Class)	04	2002	6.8876	5.0888	982,767
MFS Global Research Portfolio (Initial Class)	04	2001	8.8780	6.8876	1,230,426
MFS Global Research Portfolio (Initial Class)	04	2000	10.0000	8.8780	0

MFS Global Research Portfolio (Initial Class)	05	2008	9.2850	5.8195	759,796
MFS Global Research Portfolio (Initial Class)	05	2007	8.3165	9.2850	1,024,798
MFS Global Research Portfolio (Initial Class)	05	2006	7.6290	8.3165	1,286,842
MFS Global Research Portfolio (Initial Class)	05	2005	7.1634	7.6290	1,505,554
MFS Global Research Portfolio (Initial Class)	05	2004	6.2725	7.1634	1,674,690
MFS Global Research Portfolio (Initial Class)	05	2003	5.0763	6.2725	1,880,715
MFS Global Research Portfolio (Initial Class)	05	2002	6.8776	5.0763	2,050,835
MFS Global Research Portfolio (Initial Class)	05	2001	8.8742	6.8776	2,382,899
MFS Global Research Portfolio (Initial Class)	05	2000	10.0000	8.8742	0

MFS Global Research Portfolio (Initial Class)	06	2008	9.1804	5.7452	329,692
MFS Global Research Portfolio (Initial Class)	06	2007	8.2355	9.1804	411,660
MFS Global Research Portfolio (Initial Class)	06	2006	7.5661	8.2355	505,030
MFS Global Research Portfolio (Initial Class)	06	2005	7.1151	7.5661	587,383
MFS Global Research Portfolio (Initial Class)	06	2004	6.2398	7.1151	657,509
MFS Global Research Portfolio (Initial Class)	06	2003	5.0574	6.2398	744,065
MFS Global Research Portfolio (Initial Class)	06	2002	6.8625	5.0574	783,524
MFS Global Research Portfolio (Initial Class)	06	2001	8.8684	6.8625	967,476
MFS Global Research Portfolio (Initial Class)	06	2000	10.0000	8.8684	0

MFS Global Research Portfolio (Service Class)	01	2008	13.1608	8.2645	0
MFS Global Research Portfolio (Service Class)	01	2007	11.7683	13.1608	0
MFS Global Research Portfolio (Service Class)	01	2006	10.7749	11.7683	0
MFS Global Research Portfolio (Service Class)	01	2005	10.1045	10.7749	0
MFS Global Research Portfolio (Service Class)	01	2004	8.8341	10.1045	0
MFS Global Research Portfolio (Service Class)	01	2003	7.1379	8.8341	0
MFS Global Research Portfolio (Service Class)	01	2002	9.6588	7.1379	0
MFS Global Research Portfolio (Service Class)	01	2001	10.0000	9.6588	0

MFS Global Research Portfolio (Service Class)	02	2008	13.0345	8.1727	61,645
MFS Global Research Portfolio (Service Class)	02	2007	11.6732	13.0345	89,142
MFS Global Research Portfolio (Service Class)	02	2006	10.7041	11.6732	120,205
MFS Global Research Portfolio (Service Class)	02	2005	10.0533	10.7041	138,780
MFS Global Research Portfolio (Service Class)	02	2004	8.8027	10.0533	139,745
MFS Global Research Portfolio (Service Class)	02	2003	7.1233	8.8027	150,722
MFS Global Research Portfolio (Service Class)	02	2002	9.6537	7.1233	135,114
MFS Global Research Portfolio (Service Class)	02	2001	10.0000	9.6537	49,443

MFS Global Research Portfolio (Service Class)	03	2008	12.9511	8.1121	0
MFS Global Research Portfolio (Service Class)	03	2007	11.6103	12.9511	0
MFS Global Research Portfolio (Service Class)	03	2006	10.6571	11.6103	0
MFS Global Research Portfolio (Service Class)	03	2005	10.0193	10.6571	0
MFS Global Research Portfolio (Service Class)	03	2004	8.7818	10.0193	0
MFS Global Research Portfolio (Service Class)	03	2003	7.1136	8.7818	0
MFS Global Research Portfolio (Service Class)	03	2002	9.6503	7.1136	0
MFS Global Research Portfolio (Service Class)	03	2001	10.0000	9.6503	0

MFS Global Research Portfolio (Service Class)	04	2008	12.9095	8.0819	30,314
MFS Global Research Portfolio (Service Class)	04	2007	11.5789	12.9095	36,330
MFS Global Research Portfolio (Service Class)	04	2006	10.6337	11.5789	47,126
MFS Global Research Portfolio (Service Class)	04	2005	10.0023	10.6337	53,780
MFS Global Research Portfolio (Service Class)	04	2004	8.7714	10.0023	60,824
MFS Global Research Portfolio (Service Class)	04	2003	7.1088	8.7714	59,931
MFS Global Research Portfolio (Service Class)	04	2002	9.6486	7.1088	55,570
MFS Global Research Portfolio (Service Class)	04	2001	10.0000	9.6486	13,838

MFS Global Research Portfolio (Service Class)	05	2008	12.8266	8.0218	40,920
MFS Global Research Portfolio (Service Class)	05	2007	11.5163	12.8266	53,155
MFS Global Research Portfolio (Service Class)	05	2006	10.5869	11.5163	65,679
MFS Global Research Portfolio (Service Class)	05	2005	9.9683	10.5869	81,295
MFS Global Research Portfolio (Service Class)	05	2004	8.7505	9.9683	90,676
MFS Global Research Portfolio (Service Class)	05	2003	7.0991	8.7505	88,134
MFS Global Research Portfolio (Service Class)	05	2002	9.6452	7.0991	91,700
MFS Global Research Portfolio (Service Class)	05	2001	10.0000	9.6452	34,917

MFS Global Research Portfolio (Service Class)	06	2008	12.7032	7.9325	60,516
MFS Global Research Portfolio (Service Class)	06	2007	11.4230	12.7032	80,726
MFS Global Research Portfolio (Service Class)	06	2006	10.5171	11.4230	86,479
MFS Global Research Portfolio (Service Class)	06	2005	9.9176	10.5171	111,640
MFS Global Research Portfolio (Service Class)	06	2004	8.7193	9.9176	130,877
MFS Global Research Portfolio (Service Class)	06	2003	7.0845	8.7193	129,237
MFS Global Research Portfolio (Service Class)	06	2002	9.6402	7.0845	132,203
MFS Global Research Portfolio (Service Class)	06	2001	10.0000	9.6402	35,256

MFS Global Total Return Portfolio I Class	01	2008	16.7391	14.0157	0
MFS Global Total Return Portfolio I Class	01	2007	15.5316	16.7391	0
MFS Global Total Return Portfolio I Class	01	2006	13.3771	15.5316	0
MFS Global Total Return Portfolio I Class	01	2005	13.0218	13.3771	0
MFS Global Total Return Portfolio I Class	01	2004	11.2313	13.0218	0
MFS Global Total Return Portfolio I Class	01	2003	9.2252	11.2313	0
MFS Global Total Return Portfolio I Class	01	2002	9.2627	9.2252	0
MFS Global Total Return Portfolio I Class	01	2001	9.9738	9.2627	0
MFS Global Total Return Portfolio I Class	01	2000	10.0000	9.9738	0

MFS Global Total Return Portfolio I Class	02	2008	16.5529	13.8387	128,585
MFS Global Total Return Portfolio I Class	02	2007	15.3823	16.5529	206,449
MFS Global Total Return Portfolio I Class	02	2006	13.2685	15.3823	188,568
MFS Global Total Return Portfolio I Class	02	2005	12.9357	13.2685	198,934
MFS Global Total Return Portfolio I Class	02	2004	11.1740	12.9357	175,911
MFS Global Total Return Portfolio I Class	02	2003	9.1921	11.1740	150,507
MFS Global Total Return Portfolio I Class	02	2002	9.2435	9.1921	100,243
MFS Global Total Return Portfolio I Class	02	2001	9.9684	9.2435	86,849
MFS Global Total Return Portfolio I Class	02	2000	10.0000	9.9684	0

MFS Global Total Return Portfolio I Class	03	2008	16.4300	13.7221	2,786
MFS Global Total Return Portfolio I Class	03	2007	15.2837	16.4300	2,786
MFS Global Total Return Portfolio I Class	03	2006	13.1968	15.2837	5,974
MFS Global Total Return Portfolio I Class	03	2005	12.8787	13.1968	2,719
MFS Global Total Return Portfolio I Class	03	2004	11.1360	12.8787	1,867
MFS Global Total Return Portfolio I Class	03	2003	9.1702	11.1360	17,905
MFS Global Total Return Portfolio I Class	03	2002	9.2307	9.1702	12,864
MFS Global Total Return Portfolio I Class	03	2001	9.9647	9.2307	0
MFS Global Total Return Portfolio I Class	03	2000	10.0000	9.9647	0

MFS Global Total Return Portfolio I Class	04	2008	16.3687	13.6639	120,224
MFS Global Total Return Portfolio I Class	04	2007	15.2344	16.3687	241,794
MFS Global Total Return Portfolio I Class	04	2006	13.1609	15.2344	278,991
MFS Global Total Return Portfolio I Class	04	2005	12.8502	13.1609	275,975
MFS Global Total Return Portfolio I Class	04	2004	11.1170	12.8502	221,787
MFS Global Total Return Portfolio I Class	04	2003	9.1592	11.1170	212,310
MFS Global Total Return Portfolio I Class	04	2002	9.2243	9.1592	129,637
MFS Global Total Return Portfolio I Class	04	2001	9.9629	9.2243	121,257
MFS Global Total Return Portfolio I Class	04	2000	10.0000	9.9629	0

MFS Global Total Return Portfolio I Class	05	2008	16.2468	13.5483	257,870
MFS Global Total Return Portfolio I Class	05	2007	15.1363	16.2468	379,513
MFS Global Total Return Portfolio I Class	05	2006	13.0894	15.1363	425,613
MFS Global Total Return Portfolio I Class	05	2005	12.7933	13.0894	463,821
MFS Global Total Return Portfolio I Class	05	2004	11.0791	12.7933	404,139
MFS Global Total Return Portfolio I Class	05	2003	9.1372	11.0791	392,672
MFS Global Total Return Portfolio I Class	05	2002	9.2115	9.1372	199,870
MFS Global Total Return Portfolio I Class	05	2001	9.9593	9.2115	124,338
MFS Global Total Return Portfolio I Class	05	2000	10.0000	9.9593	0

MFS Global Total Return Portfolio I Class	06	2008	16.0656	13.3768	159,672
MFS Global Total Return Portfolio I Class	06	2007	14.9905	16.0656	192,201
MFS Global Total Return Portfolio I Class	06	2006	12.9829	14.9905	191,642
MFS Global Total Return Portfolio I Class	06	2005	12.7085	12.9829	192,262
MFS Global Total Return Portfolio I Class	06	2004	11.0225	12.7085	131,308
MFS Global Total Return Portfolio I Class	06	2003	9.1043	11.0225	119,038
MFS Global Total Return Portfolio I Class	06	2002	9.1924	9.1043	72,193
MFS Global Total Return Portfolio I Class	06	2001	9.9538	9.1924	56,564
MFS Global Total Return Portfolio I Class	06	2000	10.0000	9.9538	0

MFS Global Total Return Portfolio S Class	01	2008	17.3674	14.5132	0
MFS Global Total Return Portfolio S Class	01	2007	16.1509	17.3674	0
MFS Global Total Return Portfolio S Class	01	2006	13.9540	16.1509	0
MFS Global Total Return Portfolio S Class	01	2005	13.6126	13.9540	2,093
MFS Global Total Return Portfolio S Class	01	2004	11.7650	13.6126	0
MFS Global Total Return Portfolio S Class	01	2003	9.6983	11.7650	0
MFS Global Total Return Portfolio S Class	01	2002	9.7569	9.6983	7,979
MFS Global Total Return Portfolio S Class	01	2001	10.0000	9.7569	0

MFS Global Total Return Portfolio S Class	02	2008	17.2008	14.3521	86,972
MFS Global Total Return Portfolio S Class	02	2007	16.0204	17.2008	128,177
MFS Global Total Return Portfolio S Class	02	2006	13.8622	16.0204	139,928
MFS Global Total Return Portfolio S Class	02	2005	13.5435	13.8622	126,808
MFS Global Total Return Portfolio S Class	02	2004	11.7231	13.5435	141,230
MFS Global Total Return Portfolio S Class	02	2003	9.6785	11.7231	135,470
MFS Global Total Return Portfolio S Class	02	2002	9.7518	9.6785	80,005
MFS Global Total Return Portfolio S Class	02	2001	10.0000	9.7518	32,456

MFS Global Total Return Portfolio S Class	03	2008	17.0908	14.2458	0
MFS Global Total Return Portfolio S Class	03	2007	15.9341	17.0908	0
MFS Global Total Return Portfolio S Class	03	2006	13.8015	15.9341	0
MFS Global Total Return Portfolio S Class	03	2005	13.4978	13.8015	0
MFS Global Total Return Portfolio S Class	03	2004	11.6954	13.4978	0
MFS Global Total Return Portfolio S Class	03	2003	9.6653	11.6954	0
MFS Global Total Return Portfolio S Class	03	2002	9.7483	9.6653	0
MFS Global Total Return Portfolio S Class	03	2001	10.0000	9.7483	0

MFS Global Total Return Portfolio S Class	04	2008	17.0358	14.1928	76,523
MFS Global Total Return Portfolio S Class	04	2007	15.8910	17.0358	88,544
MFS Global Total Return Portfolio S Class	04	2006	13.7711	15.8910	90,923
MFS Global Total Return Portfolio S Class	04	2005	13.4749	13.7711	89,299
MFS Global Total Return Portfolio S Class	04	2004	11.6815	13.4749	80,688
MFS Global Total Return Portfolio S Class	04	2003	9.6587	11.6815	73,403
MFS Global Total Return Portfolio S Class	04	2002	9.7466	9.6587	44,497
MFS Global Total Return Portfolio S Class	04	2001	10.0000	9.7466	21,316

MFS Global Total Return Portfolio S Class	05	2008	16.9265	14.0874	42,513
MFS Global Total Return Portfolio S Class	05	2007	15.8051	16.9265	50,757
MFS Global Total Return Portfolio S Class	05	2006	13.7105	15.8051	51,118
MFS Global Total Return Portfolio S Class	05	2005	13.4292	13.7105	52,647
MFS Global Total Return Portfolio S Class	05	2004	11.6537	13.4292	50,183
MFS Global Total Return Portfolio S Class	05	2003	9.6455	11.6537	47,182
MFS Global Total Return Portfolio S Class	05	2002	9.7432	9.6455	31,334
MFS Global Total Return Portfolio S Class	05	2001	10.0000	9.7432	7,956

MFS Global Total Return Portfolio S Class	06	2008	16.7638	13.9306	71,171
MFS Global Total Return Portfolio S Class	06	2007	15.6771	16.7638	86,053
MFS Global Total Return Portfolio S Class	06	2006	13.6201	15.6771	90,088
MFS Global Total Return Portfolio S Class	06	2005	13.3609	13.6201	89,181
MFS Global Total Return Portfolio S Class	06	2004	11.6122	13.3609	91,852
MFS Global Total Return Portfolio S Class	06	2003	9.6258	11.6122	83,797
MFS Global Total Return Portfolio S Class	06	2002	9.7381	9.6258	62,519
MFS Global Total Return Portfolio S Class	06	2001	10.0000	9.7381	25,350

MFS Government Securities Portfolio	01	2008	14.0886	15.1393	0
MFS Government Securities Portfolio	01	2007	13.2784	14.0886	65,381
MFS Government Securities Portfolio	01	2006	12.9355	13.2784	63,914
MFS Government Securities Portfolio	01	2005	12.7717	12.9355	57,954
MFS Government Securities Portfolio	01	2004	12.4334	12.7717	54,183
MFS Government Securities Portfolio	01	2003	12.2947	12.4334	56,819
MFS Government Securities Portfolio	01	2002	11.3102	12.2947	79,311
MFS Government Securities Portfolio	01	2001	10.6328	11.3102	82,692
MFS Government Securities Portfolio	01	2000	10.0000	10.6328	0

MFS Government Securities Portfolio	02	2008	13.9302	14.9463	411,195
MFS Government Securities Portfolio	02	2007	13.1492	13.9302	749,038
MFS Government Securities Portfolio	02	2006	12.8290	13.1492	841,752
MFS Government Securities Portfolio	02	2005	12.6857	12.8290	905,433
MFS Government Securities Portfolio	02	2004	12.3686	12.6857	1,024,866
MFS Government Securities Portfolio	02	2003	12.2492	12.3686	1,208,075
MFS Government Securities Portfolio	02	2002	11.2854	12.2492	1,535,010
MFS Government Securities Portfolio	02	2001	10.6257	11.2854	1,306,150
MFS Government Securities Portfolio	02	2000	10.0000	10.6257	0

MFS Government Securities Portfolio	03	2008	13.8257	14.8192	31,742
MFS Government Securities Portfolio	03	2007	13.0638	13.8257	55,552
MFS Government Securities Portfolio	03	2006	12.7586	13.0638	56,562
MFS Government Securities Portfolio	03	2005	12.6288	12.7586	54,512
MFS Government Securities Portfolio	03	2004	12.3256	12.6288	123,324
MFS Government Securities Portfolio	03	2003	12.2190	12.3256	131,414
MFS Government Securities Portfolio	03	2002	11.2690	12.2190	215,755
MFS Government Securities Portfolio	03	2001	10.6210	11.2690	124,911
MFS Government Securities Portfolio	03	2000	10.0000	10.6210	0

MFS Government Securities Portfolio	04	2008	13.7736	14.7559	400,301
MFS Government Securities Portfolio	04	2007	13.0213	13.7736	757,049
MFS Government Securities Portfolio	04	2006	12.7235	13.0213	846,022
MFS Government Securities Portfolio	04	2005	12.6004	12.7235	988,757
MFS Government Securities Portfolio	04	2004	12.3041	12.6004	1,080,942
MFS Government Securities Portfolio	04	2003	12.2039	12.3041	1,363,351
MFS Government Securities Portfolio	04	2002	11.2607	12.2039	1,913,473
MFS Government Securities Portfolio	04	2001	10.6186	11.2607	1,359,479
MFS Government Securities Portfolio	04	2000	10.0000	10.6186	0

MFS Government Securities Portfolio	05	2008	13.6699	14.6299	891,171
MFS Government Securities Portfolio	05	2007	12.9364	13.6699	1,385,284
MFS Government Securities Portfolio	05	2006	12.6534	12.9364	1,588,152
MFS Government Securities Portfolio	05	2005	12.5437	12.6534	1,721,343
MFS Government Securities Portfolio	05	2004	12.2611	12.5437	1,869,068
MFS Government Securities Portfolio	05	2003	12.1736	12.2611	2,261,410
MFS Government Securities Portfolio	05	2002	11.2442	12.1736	2,825,611
MFS Government Securities Portfolio	05	2001	10.6139	11.2442	2,413,267
MFS Government Securities Portfolio	05	2000	10.0000	10.6139	0

MFS Government Securities Portfolio	06	2008	13.5159	14.4430	472,052
MFS Government Securities Portfolio	06	2007	12.8103	13.5159	668,952
MFS Government Securities Portfolio	06	2006	12.5490	12.8103	711,318
MFS Government Securities Portfolio	06	2005	12.4591	12.5490	790,327
MFS Government Securities Portfolio	06	2004	12.1971	12.4591	991,910
MFS Government Securities Portfolio	06	2003	12.1285	12.1971	1,193,587
MFS Government Securities Portfolio	06	2002	11.2196	12.1285	1,486,063
MFS Government Securities Portfolio	06	2001	10.6069	11.2196	1,153,701
MFS Government Securities Portfolio	06	2000	10.0000	10.6069	0

MFS Government Securities Portfolio S Class	01	2008	12.4308	13.3270	19,770
MFS Government Securities Portfolio S Class	01	2007	11.7457	12.4308	29,781
MFS Government Securities Portfolio S Class	01	2006	11.4658	11.7457	29,107
MFS Government Securities Portfolio S Class	01	2005	11.3535	11.4658	26,401
MFS Government Securities Portfolio S Class	01	2004	11.0752	11.3535	22,842
MFS Government Securities Portfolio S Class	01	2003	10.9817	11.0752	0
MFS Government Securities Portfolio S Class	01	2002	10.1290	10.9817	0
MFS Government Securities Portfolio S Class	01	2001	10.0000	10.1290	0

MFS Government Securities Portfolio S Class	02	2008	12.3116	13.1791	478,178
MFS Government Securities Portfolio S Class	02	2007	11.6508	12.3116	525,383
MFS Government Securities Portfolio S Class	02	2006	11.3904	11.6508	630,242
MFS Government Securities Portfolio S Class	02	2005	11.2959	11.3904	693,960
MFS Government Securities Portfolio S Class	02	2004	11.0358	11.2959	808,370
MFS Government Securities Portfolio S Class	02	2003	10.9593	11.0358	974,838
MFS Government Securities Portfolio S Class	02	2002	10.1237	10.9593	1,072,889
MFS Government Securities Portfolio S Class	02	2001	10.0000	10.1237	226,581

MFS Government Securities Portfolio S Class	03	2008	12.2328	13.0815	0
MFS Government Securities Portfolio S Class	03	2007	11.5880	12.2328	0
MFS Government Securities Portfolio S Class	03	2006	11.3404	11.5880	0
MFS Government Securities Portfolio S Class	03	2005	11.2577	11.3404	0
MFS Government Securities Portfolio S Class	03	2004	11.0097	11.2577	0
MFS Government Securities Portfolio S Class	03	2003	10.9444	11.0097	0
MFS Government Securities Portfolio S Class	03	2002	10.1202	10.9444	0
MFS Government Securities Portfolio S Class	03	2001	10.0000	10.1202	0

MFS Government Securities Portfolio S Class	04	2008	12.1935	13.0328	347,126
MFS Government Securities Portfolio S Class	04	2007	11.5567	12.1935	350,367
MFS Government Securities Portfolio S Class	04	2006	11.3155	11.5567	374,061
MFS Government Securities Portfolio S Class	04	2005	11.2386	11.3155	463,005
MFS Government Securities Portfolio S Class	04	2004	10.9966	11.2386	529,437
MFS Government Securities Portfolio S Class	04	2003	10.9370	10.9966	679,618
MFS Government Securities Portfolio S Class	04	2002	10.1184	10.9370	862,933
MFS Government Securities Portfolio S Class	04	2001	10.0000	10.1184	187,842

MFS Government Securities Portfolio S Class	05	2008	12.1152	12.9360	269,039
MFS Government Securities Portfolio S Class	05	2007	11.4942	12.1152	347,224
MFS Government Securities Portfolio S Class	05	2006	11.2657	11.4942	429,172
MFS Government Securities Portfolio S Class	05	2005	11.2005	11.2657	458,504
MFS Government Securities Portfolio S Class	05	2004	10.9705	11.2005	496,683
MFS Government Securities Portfolio S Class	05	2003	10.9221	10.9705	586,861
MFS Government Securities Portfolio S Class	05	2002	10.1149	10.9221	679,375
MFS Government Securities Portfolio S Class	05	2001	10.0000	10.1149	208,275

MFS Government Securities Portfolio S Class	06	2008	11.9987	12.7921	444,922
MFS Government Securities Portfolio S Class	06	2007	11.4011	11.9987	564,602
MFS Government Securities Portfolio S Class	06	2006	11.1915	11.4011	625,881
MFS Government Securities Portfolio S Class	06	2005	11.1436	11.1915	714,681
MFS Government Securities Portfolio S Class	06	2004	10.9314	11.1436	783,397
MFS Government Securities Portfolio S Class	06	2003	10.8997	10.9314	903,437
MFS Government Securities Portfolio S Class	06	2002	10.1096	10.8997	1,121,336
MFS Government Securities Portfolio S Class	06	2001	10.0000	10.1096	242,126

MFS Growth Portfolio	01	2008	12.6321	4.1188	13,840
MFS Growth Portfolio	01	2007	10.5457	6.6392	67,318
MFS Growth Portfolio	01	2006	9.8906	5.5313	73,991
MFS Growth Portfolio	01	2005	9.1739	5.1722	75,704
MFS Growth Portfolio	01	2004	8.2033	4.7869	77,944
MFS Growth Portfolio	01	2003	6.3186	4.2699	46,887
MFS Growth Portfolio	01	2002	9.7225	3.2800	57,582
MFS Growth Portfolio	01	2001	7.7721	5.0333	37,403
MFS Growth Portfolio	01	2000	10.0000	7.7721	0

MFS Growth Portfolio	02	2008	12.5109	4.0662	586,031
MFS Growth Portfolio	02	2007	10.4604	6.5643	879,772
MFS Growth Portfolio	02	2006	9.8256	5.4773	1,182,185
MFS Growth Portfolio	02	2005	9.1274	5.1295	1,341,261
MFS Growth Portfolio	02	2004	8.1741	4.7545	1,599,440
MFS Growth Portfolio	02	2003	6.3057	4.2475	1,710,967
MFS Growth Portfolio	02	2002	9.7174	3.2677	1,865,906
MFS Growth Portfolio	02	2001	7.7667	5.0221	2,010,044
MFS Growth Portfolio	02	2000	10.0000	7.7667	0

MFS Growth Portfolio	03	2008	12.4308	4.0315	79,460
MFS Growth Portfolio	03	2007	10.4041	6.5150	224,371
MFS Growth Portfolio	03	2006	9.7825	5.4417	609,399
MFS Growth Portfolio	03	2005	9.0965	5.1012	583,125
MFS Growth Portfolio	03	2004	8.1548	4.7331	648,075
MFS Growth Portfolio	03	2003	6.2971	4.2327	565,404
MFS Growth Portfolio	03	2002	9.7140	3.2596	625,165
MFS Growth Portfolio	03	2001	7.7632	5.0147	648,447
MFS Growth Portfolio	03	2000	10.0000	7.7632	0

MFS Growth Portfolio	04	2008	12.3908	4.0142	644,548
MFS Growth Portfolio	04	2007	10.3759	6.4904	861,088
MFS Growth Portfolio	04	2006	9.7609	5.4239	1,107,363
MFS Growth Portfolio	04	2005	9.0811	5.0871	1,298,471
MFS Growth Portfolio	04	2004	8.1450	4.7224	1,575,201
MFS Growth Portfolio	04	2003	6.2928	4.2253	1,728,162
MFS Growth Portfolio	04	2002	9.7123	3.2555	1,877,110
MFS Growth Portfolio	04	2001	7.7614	5.0110	2,372,428
MFS Growth Portfolio	04	2000	10.0000	7.7614	0

MFS Growth Portfolio	05	2008	12.3113	3.9799	1,555,969
MFS Growth Portfolio	05	2007	10.3197	6.4414	2,175,036
MFS Growth Portfolio	05	2006	9.7180	5.3885	2,871,704
MFS Growth Portfolio	05	2005	9.0503	5.0590	3,376,597
MFS Growth Portfolio	05	2004	8.1257	4.7011	3,946,486
MFS Growth Portfolio	05	2003	6.2842	4.2104	4,270,281
MFS Growth Portfolio	05	2002	9.7089	3.2474	4,680,122
MFS Growth Portfolio	05	2001	7.7579	5.0036	5,525,189
MFS Growth Portfolio	05	2000	10.0000	7.7579	0

MFS Growth Portfolio	06	2008	12.1929	3.9289	871,419
MFS Growth Portfolio	06	2007	10.2362	6.3687	1,005,481
MFS Growth Portfolio	06	2006	9.6539	5.3358	1,226,237
MFS Growth Portfolio	06	2005	9.0042	5.0171	1,374,507
MFS Growth Portfolio	06	2004	8.0967	4.6692	1,573,561
MFS Growth Portfolio	06	2003	6.2713	4.1883	1,714,323
MFS Growth Portfolio	06	2002	9.7038	3.2353	1,829,040
MFS Growth Portfolio	06	2001	7.7526	4.9925	1,964,449
MFS Growth Portfolio	06	2000	10.0000	7.7526	0

MFS High Yield Portfolio	01	2008	13.6928	9.5344	34
MFS High Yield Portfolio	01	2007	13.5704	13.6928	26,692
MFS High Yield Portfolio	01	2006	12.4167	13.5704	25,220
MFS High Yield Portfolio	01	2005	12.2725	12.4167	24,493
MFS High Yield Portfolio	01	2004	11.3166	12.2725	23,169
MFS High Yield Portfolio	01	2003	9.4127	11.3166	28,182
MFS High Yield Portfolio	01	2002	9.2578	9.4127	60,005
MFS High Yield Portfolio	01	2001	9.1906	9.2578	83,541
MFS High Yield Portfolio	01	2000	10.0000	9.1906	0

MFS High Yield Portfolio	02	2008	13.5389	9.4129	182,393
MFS High Yield Portfolio	02	2007	13.4383	13.5389	315,284
MFS High Yield Portfolio	02	2006	12.3145	13.4383	393,588
MFS High Yield Portfolio	02	2005	12.1899	12.3145	468,699
MFS High Yield Portfolio	02	2004	11.2576	12.1899	564,160
MFS High Yield Portfolio	02	2003	9.3778	11.2576	663,798
MFS High Yield Portfolio	02	2002	9.2375	9.3778	649,634
MFS High Yield Portfolio	02	2001	9.1844	9.2375	734,017
MFS High Yield Portfolio	02	2000	10.0000	9.1844	0

MFS High Yield Portfolio	03	2008	13.4373	9.3328	16,406
MFS High Yield Portfolio	03	2007	13.3511	13.4373	49,877
MFS High Yield Portfolio	03	2006	12.2469	13.3511	78,280
MFS High Yield Portfolio	03	2005	12.1352	12.2469	81,778
MFS High Yield Portfolio	03	2004	11.2185	12.1352	90,233
MFS High Yield Portfolio	03	2003	9.3547	11.2185	72,234
MFS High Yield Portfolio	03	2002	9.2240	9.3547	50,291
MFS High Yield Portfolio	03	2001	9.1804	9.2240	47,866
MFS High Yield Portfolio	03	2000	10.0000	9.1804	0

MFS High Yield Portfolio	04	2008	13.3867	9.2929	219,501
MFS High Yield Portfolio	04	2007	13.3076	13.3867	358,117
MFS High Yield Portfolio	04	2006	12.2131	13.3076	450,234
MFS High Yield Portfolio	04	2005	12.1079	12.2131	511,437
MFS High Yield Portfolio	04	2004	11.1989	12.1079	607,807
MFS High Yield Portfolio	04	2003	9.3431	11.1989	683,551
MFS High Yield Portfolio	04	2002	9.2173	9.3431	666,543
MFS High Yield Portfolio	04	2001	9.1783	9.2173	713,877
MFS High Yield Portfolio	04	2000	10.0000	9.1783	0

MFS High Yield Portfolio	05	2008	13.2859	9.2135	477,190
MFS High Yield Portfolio	05	2007	13.2209	13.2859	725,802
MFS High Yield Portfolio	05	2006	12.1458	13.2209	880,474
MFS High Yield Portfolio	05	2005	12.0534	12.1458	978,905
MFS High Yield Portfolio	05	2004	11.1598	12.0534	1,086,820
MFS High Yield Portfolio	05	2003	9.3199	11.1598	1,227,231
MFS High Yield Portfolio	05	2002	9.2037	9.3199	1,190,721
MFS High Yield Portfolio	05	2001	9.1742	9.2037	1,345,130
MFS High Yield Portfolio	05	2000	10.0000	9.1742	0

MFS High Yield Portfolio	06	2008	13.1362	9.0958	233,627
MFS High Yield Portfolio	06	2007	13.0919	13.1362	325,364
MFS High Yield Portfolio	06	2006	12.0457	13.0919	365,143
MFS High Yield Portfolio	06	2005	11.9721	12.0457	402,005
MFS High Yield Portfolio	06	2004	11.1015	11.9721	446,860
MFS High Yield Portfolio	06	2003	9.2853	11.1015	520,155
MFS High Yield Portfolio	06	2002	9.1836	9.2853	483,805
MFS High Yield Portfolio	06	2001	9.1681	9.1836	512,884
MFS High Yield Portfolio	06	2000	10.0000	9.1681	0

MFS High Yield Portfolio S Class	01	2008	14.3961	10.0269	11,353
MFS High Yield Portfolio S Class	01	2007	14.3185	14.3961	10,174
MFS High Yield Portfolio S Class	01	2006	13.1428	14.3185	9,616
MFS High Yield Portfolio S Class	01	2005	13.0232	13.1428	9,325
MFS High Yield Portfolio S Class	01	2004	12.0280	13.0232	8,190
MFS High Yield Portfolio S Class	01	2003	10.0237	12.0280	0
MFS High Yield Portfolio S Class	01	2002	9.8959	10.0237	0
MFS High Yield Portfolio S Class	01	2001	10.0000	9.8959	0

MFS High Yield Portfolio S Class	02	2008	14.2580	9.9156	153,828
MFS High Yield Portfolio S Class	02	2007	14.2029	14.2580	193,002
MFS High Yield Portfolio S Class	02	2006	13.0564	14.2029	239,338
MFS High Yield Portfolio S Class	02	2005	12.9572	13.0564	261,156
MFS High Yield Portfolio S Class	02	2004	11.9853	12.9572	309,681
MFS High Yield Portfolio S Class	02	2003	10.0032	11.9853	380,187
MFS High Yield Portfolio S Class	02	2002	9.8907	10.0032	335,352
MFS High Yield Portfolio S Class	02	2001	10.0000	9.8907	82,529

MFS High Yield Portfolio S Class	03	2008	14.1669	9.8422	0
MFS High Yield Portfolio S Class	03	2007	14.1264	14.1669	0
MFS High Yield Portfolio S Class	03	2006	12.9992	14.1264	0
MFS High Yield Portfolio S Class	03	2005	12.9134	12.9992	0
MFS High Yield Portfolio S Class	03	2004	11.9570	12.9134	0
MFS High Yield Portfolio S Class	03	2003	9.9897	11.9570	0
MFS High Yield Portfolio S Class	03	2002	9.8872	9.9897	0
MFS High Yield Portfolio S Class	03	2001	10.0000	9.8872	0

MFS High Yield Portfolio S Class	04	2008	14.1213	9.8056	143,088
MFS High Yield Portfolio S Class	04	2007	14.0882	14.1213	169,363
MFS High Yield Portfolio S Class	04	2006	12.9706	14.0882	172,104
MFS High Yield Portfolio S Class	04	2005	12.8915	12.9706	181,760
MFS High Yield Portfolio S Class	04	2004	11.9427	12.8915	204,317
MFS High Yield Portfolio S Class	04	2003	9.9828	11.9427	230,236
MFS High Yield Portfolio S Class	04	2002	9.8855	9.9828	213,921
MFS High Yield Portfolio S Class	04	2001	10.0000	9.8855	56,208

MFS High Yield Portfolio S Class	05	2008	14.0306	9.7327	130,989
MFS High Yield Portfolio S Class	05	2007	14.0120	14.0306	163,185
MFS High Yield Portfolio S Class	05	2006	12.9135	14.0120	194,009
MFS High Yield Portfolio S Class	05	2005	12.8478	12.9135	208,846
MFS High Yield Portfolio S Class	05	2004	11.9143	12.8478	263,671
MFS High Yield Portfolio S Class	05	2003	9.9692	11.9143	297,600
MFS High Yield Portfolio S Class	05	2002	9.8820	9.9692	268,307
MFS High Yield Portfolio S Class	05	2001	10.0000	9.8820	81,593

MFS High Yield Portfolio S Class	06	2008	13.8958	9.6244	225,297
MFS High Yield Portfolio S Class	06	2007	13.8986	13.8958	272,991
MFS High Yield Portfolio S Class	06	2006	12.8284	13.8986	318,228
MFS High Yield Portfolio S Class	06	2005	12.7825	12.8284	312,021
MFS High Yield Portfolio S Class	06	2004	11.8719	12.7825	367,812
MFS High Yield Portfolio S Class	06	2003	9.9488	11.8719	418,695
MFS High Yield Portfolio S Class	06	2002	9.8768	9.9488	340,346
MFS High Yield Portfolio S Class	06	2001	10.0000	9.8768	91,946

MFS International Growth Portfolio I Class	01	2008	17.5172	10.4352	21,364
MFS International Growth Portfolio I Class	01	2007	15.1778	17.5172	42,369
MFS International Growth Portfolio I Class	01	2006	12.1633	15.1778	44,410
MFS International Growth Portfolio I Class	01	2005	10.6916	12.1633	38,420
MFS International Growth Portfolio I Class	01	2004	9.0801	10.6916	40,952
MFS International Growth Portfolio I Class	01	2003	6.6142	9.0801	35,186
MFS International Growth Portfolio I Class	01	2002	7.5824	6.6142	44,466
MFS International Growth Portfolio I Class	01	2001	9.1062	7.5824	56,426
MFS International Growth Portfolio I Class	01	2000	10.0000	9.1062	0

MFS International Growth Portfolio I Class	02	2008	17.3202	10.3021	158,742
MFS International Growth Portfolio I Class	02	2007	15.0301	17.3202	251,860
MFS International Growth Portfolio I Class	02	2006	12.0631	15.0301	302,393
MFS International Growth Portfolio I Class	02	2005	10.6196	12.0631	334,816
MFS International Growth Portfolio I Class	02	2004	9.0327	10.6196	363,019
MFS International Growth Portfolio I Class	02	2003	6.5897	9.0327	401,649
MFS International Growth Portfolio I Class	02	2002	7.5658	6.5897	493,323
MFS International Growth Portfolio I Class	02	2001	9.1002	7.5658	515,677
MFS International Growth Portfolio I Class	02	2000	10.0000	9.1002	0

MFS International Growth Portfolio I Class	03	2008	17.1903	10.2144	49,833
MFS International Growth Portfolio I Class	03	2007	14.9325	17.1903	96,185
MFS International Growth Portfolio I Class	03	2006	11.9969	14.9325	58,616
MFS International Growth Portfolio I Class	03	2005	10.5720	11.9969	60,701
MFS International Growth Portfolio I Class	03	2004	9.0013	10.5720	83,982
MFS International Growth Portfolio I Class	03	2003	6.5734	9.0013	63,606
MFS International Growth Portfolio I Class	03	2002	7.5547	6.5734	82,388
MFS International Growth Portfolio I Class	03	2001	9.0961	7.5547	67,385
MFS International Growth Portfolio I Class	03	2000	10.0000	9.0961	0

MFS International Growth Portfolio I Class	04	2008	17.1255	10.1707	196,781
MFS International Growth Portfolio I Class	04	2007	14.8838	17.1255	283,452
MFS International Growth Portfolio I Class	04	2006	11.9638	14.8838	349,708
MFS International Growth Portfolio I Class	04	2005	10.5482	11.9638	393,391
MFS International Growth Portfolio I Class	04	2004	8.9855	10.5482	445,147
MFS International Growth Portfolio I Class	04	2003	6.5652	8.9855	451,383
MFS International Growth Portfolio I Class	04	2002	7.5492	6.5652	520,364
MFS International Growth Portfolio I Class	04	2001	9.0941	7.5492	583,627
MFS International Growth Portfolio I Class	04	2000	10.0000	9.0941	0

MFS International Growth Portfolio I Class	05	2008	16.9966	10.0839	497,812
MFS International Growth Portfolio I Class	05	2007	14.7868	16.9966	710,729
MFS International Growth Portfolio I Class	05	2006	11.8979	14.7868	868,983
MFS International Growth Portfolio I Class	05	2005	10.5007	11.8979	928,216
MFS International Growth Portfolio I Class	05	2004	8.9542	10.5007	1,050,570
MFS International Growth Portfolio I Class	05	2003	6.5490	8.9542	1,067,930
MFS International Growth Portfolio I Class	05	2002	7.5381	6.5490	1,180,520
MFS International Growth Portfolio I Class	05	2001	9.0901	7.5381	1,336,066
MFS International Growth Portfolio I Class	05	2000	10.0000	9.0901	0

MFS International Growth Portfolio I Class	06	2008	16.8050	9.9550	264,108
MFS International Growth Portfolio I Class	06	2007	14.6426	16.8050	298,493
MFS International Growth Portfolio I Class	06	2006	11.7997	14.6426	363,184
MFS International Growth Portfolio I Class	06	2005	10.4298	11.7997	383,938
MFS International Growth Portfolio I Class	06	2004	8.9073	10.4298	408,580
MFS International Growth Portfolio I Class	06	2003	6.5246	8.9073	423,226
MFS International Growth Portfolio I Class	06	2002	7.5215	6.5246	470,467
MFS International Growth Portfolio I Class	06	2001	9.0840	7.5215	498,031
MFS International Growth Portfolio I Class	06	2000	10.0000	9.0840	0

MFS International Growth Portfolio S Class	01	2008	21.6672	12.8785	8,467
MFS International Growth Portfolio S Class	01	2007	18.8252	21.6672	6,826
MFS International Growth Portfolio S Class	01	2006	15.1205	18.8252	7,486
MFS International Growth Portfolio S Class	01	2005	13.3243	15.1205	8,631
MFS International Growth Portfolio S Class	01	2004	11.3502	13.3243	8,794
MFS International Growth Portfolio S Class	01	2003	8.2865	11.3502	0
MFS International Growth Portfolio S Class	01	2002	9.5137	8.2865	0
MFS International Growth Portfolio S Class	01	2001	10.0000	9.5137	0

MFS International Growth Portfolio S Class	02	2008	21.4593	12.7355	86,055
MFS International Growth Portfolio S Class	02	2007	18.6731	21.4593	100,680
MFS International Growth Portfolio S Class	02	2006	15.0211	18.6731	114,533
MFS International Growth Portfolio S Class	02	2005	13.2567	15.0211	120,339
MFS International Growth Portfolio S Class	02	2004	11.3099	13.2567	146,689
MFS International Growth Portfolio S Class	02	2003	8.2695	11.3099	147,001
MFS International Growth Portfolio S Class	02	2002	9.5087	8.2695	134,517
MFS International Growth Portfolio S Class	02	2001	10.0000	9.5087	32,328

MFS International Growth Portfolio S Class	03	2008	21.3221	12.6412	0
MFS International Growth Portfolio S Class	03	2007	18.5725	21.3221	0
MFS International Growth Portfolio S Class	03	2006	14.9552	18.5725	0
MFS International Growth Portfolio S Class	03	2005	13.2119	14.9552	0
MFS International Growth Portfolio S Class	03	2004	11.2831	13.2119	0
MFS International Growth Portfolio S Class	03	2003	8.2583	11.2831	0
MFS International Growth Portfolio S Class	03	2002	9.5053	8.2583	0
MFS International Growth Portfolio S Class	03	2001	10.0000	9.5053	0

MFS International Growth Portfolio S Class	04	2008	21.2535	12.5942	74,996
MFS International Growth Portfolio S Class	04	2007	18.5223	21.2535	81,854
MFS International Growth Portfolio S Class	04	2006	14.9223	18.5223	94,984
MFS International Growth Portfolio S Class	04	2005	13.1895	14.9223	106,725
MFS International Growth Portfolio S Class	04	2004	11.2697	13.1895	121,548
MFS International Growth Portfolio S Class	04	2003	8.2526	11.2697	114,783
MFS International Growth Portfolio S Class	04	2002	9.5036	8.2526	112,015
MFS International Growth Portfolio S Class	04	2001	10.0000	9.5036	30,439

MFS International Growth Portfolio S Class	05	2008	21.1170	12.5005	57,162
MFS International Growth Portfolio S Class	05	2007	18.4221	21.1170	60,422
MFS International Growth Portfolio S Class	05	2006	14.8567	18.4221	77,014
MFS International Growth Portfolio S Class	05	2005	13.1447	14.8567	90,301
MFS International Growth Portfolio S Class	05	2004	11.2428	13.1447	101,353
MFS International Growth Portfolio S Class	05	2003	8.2414	11.2428	110,935
MFS International Growth Portfolio S Class	05	2002	9.5003	8.2414	139,637
MFS International Growth Portfolio S Class	05	2001	10.0000	9.5003	30,821

MFS International Growth Portfolio S Class	06	2008	20.9140	12.3614	126,567
MFS International Growth Portfolio S Class	06	2007	18.2729	20.9140	144,420
MFS International Growth Portfolio S Class	06	2006	14.7587	18.2729	153,072
MFS International Growth Portfolio S Class	06	2005	13.0779	14.7587	164,744
MFS International Growth Portfolio S Class	06	2004	11.2028	13.0779	187,883
MFS International Growth Portfolio S Class	06	2003	8.2245	11.2028	183,748
MFS International Growth Portfolio S Class	06	2002	9.4953	8.2245	177,115
MFS International Growth Portfolio S Class	06	2001	10.0000	9.4953	46,281

MFS International Value Portfolio I Class	01	2008	19.6587	13.3486	18,857
MFS International Value Portfolio I Class	01	2007	18.4986	19.6587	18,857
MFS International Value Portfolio I Class	01	2006	14.4590	18.4986	18,857
MFS International Value Portfolio I Class	01	2005	12.6757	14.4590	10,789
MFS International Value Portfolio I Class	01	2004	10.0012	12.6757	10,789
MFS International Value Portfolio I Class	01	2003	7.5600	10.0012	0
MFS International Value Portfolio I Class	01	2002	8.1188	7.5600	0
MFS International Value Portfolio I Class	01	2001	9.6013	8.1188	0
MFS International Value Portfolio I Class	01	2000	10.0000	9.6013	0

MFS International Value Portfolio I Class	02	2008	19.4386	13.1790	103,054
MFS International Value Portfolio I Class	02	2007	18.3195	19.4386	160,884
MFS International Value Portfolio I Class	02	2006	14.3406	18.3195	171,460
MFS International Value Portfolio I Class	02	2005	12.5910	14.3406	163,252
MFS International Value Portfolio I Class	02	2004	9.9495	12.5910	114,728
MFS International Value Portfolio I Class	02	2003	7.5324	9.9495	89,267
MFS International Value Portfolio I Class	02	2002	8.1014	7.5324	92,940
MFS International Value Portfolio I Class	02	2001	9.5954	8.1014	103,771
MFS International Value Portfolio I Class	02	2000	10.0000	9.5954	0

MFS International Value Portfolio I Class	03	2008	19.2934	13.0672	11,586
MFS International Value Portfolio I Class	03	2007	18.2011	19.2934	36,548
MFS International Value Portfolio I Class	03	2006	14.2623	18.2011	10,265
MFS International Value Portfolio I Class	03	2005	12.5349	14.2623	19,548
MFS International Value Portfolio I Class	03	2004	9.9152	12.5349	19,529
MFS International Value Portfolio I Class	03	2003	7.5140	9.9152	6,935
MFS International Value Portfolio I Class	03	2002	8.0898	7.5140	553
MFS International Value Portfolio I Class	03	2001	9.5914	8.0898	27,835
MFS International Value Portfolio I Class	03	2000	10.0000	9.5914	0

MFS International Value Portfolio I Class	04	2008	19.2210	13.0116	122,144
MFS International Value Portfolio I Class	04	2007	18.1420	19.2210	190,836
MFS International Value Portfolio I Class	04	2006	14.2232	18.1420	204,082
MFS International Value Portfolio I Class	04	2005	12.5068	14.2232	197,723
MFS International Value Portfolio I Class	04	2004	9.8981	12.5068	148,456
MFS International Value Portfolio I Class	04	2003	7.5048	9.8981	101,023
MFS International Value Portfolio I Class	04	2002	8.0840	7.5048	92,400
MFS International Value Portfolio I Class	04	2001	9.5895	8.0840	90,371
MFS International Value Portfolio I Class	04	2000	10.0000	9.5895	0

MFS International Value Portfolio I Class	05	2008	19.0769	12.9009	245,523
MFS International Value Portfolio I Class	05	2007	18.0244	19.0769	381,684
MFS International Value Portfolio I Class	05	2006	14.1453	18.0244	426,597
MFS International Value Portfolio I Class	05	2005	12.4509	14.1453	430,562
MFS International Value Portfolio I Class	05	2004	9.8638	12.4509	328,177
MFS International Value Portfolio I Class	05	2003	7.4864	9.8638	265,677
MFS International Value Portfolio I Class	05	2002	8.0724	7.4864	230,237
MFS International Value Portfolio I Class	05	2001	9.5855	8.0724	236,598
MFS International Value Portfolio I Class	05	2000	10.0000	9.5855	0

MFS International Value Portfolio I Class	06	2008	18.8628	12.7366	83,909
MFS International Value Portfolio I Class	06	2007	17.8494	18.8628	118,680
MFS International Value Portfolio I Class	06	2006	14.0292	17.8494	150,233
MFS International Value Portfolio I Class	06	2005	12.3675	14.0292	142,308
MFS International Value Portfolio I Class	06	2004	9.8127	12.3675	126,373
MFS International Value Portfolio I Class	06	2003	7.4589	9.8127	89,944
MFS International Value Portfolio I Class	06	2002	8.0550	7.4589	75,783
MFS International Value Portfolio I Class	06	2001	9.5795	8.0550	88,192
MFS International Value Portfolio I Class	06	2000	10.0000	9.5795	0

MFS International Value Portfolio S Class	01	2008	22.4242	15.1896	0
MFS International Value Portfolio S Class	01	2007	21.1627	22.4242	0
MFS International Value Portfolio S Class	01	2006	16.5765	21.1627	0
MFS International Value Portfolio S Class	01	2005	14.5680	16.5765	0
MFS International Value Portfolio S Class	01	2004	11.5196	14.5680	0
MFS International Value Portfolio S Class	01	2003	8.7358	11.5196	0
MFS International Value Portfolio S Class	01	2002	9.3834	8.7358	0
MFS International Value Portfolio S Class	01	2001	10.0000	9.3834	0

MFS International Value Portfolio S Class	02	2008	22.2091	15.0210	34,240
MFS International Value Portfolio S Class	02	2007	20.9917	22.2091	47,938
MFS International Value Portfolio S Class	02	2006	16.4675	20.9917	47,041
MFS International Value Portfolio S Class	02	2005	14.4941	16.4675	45,280
MFS International Value Portfolio S Class	02	2004	11.4786	14.4941	32,060
MFS International Value Portfolio S Class	02	2003	8.7179	11.4786	34,051
MFS International Value Portfolio S Class	02	2002	9.3785	8.7179	27,487
MFS International Value Portfolio S Class	02	2001	10.0000	9.3785	935

MFS International Value Portfolio S Class	03	2008	22.0670	14.9097	0
MFS International Value Portfolio S Class	03	2007	20.8787	22.0670	0
MFS International Value Portfolio S Class	03	2006	16.3953	20.8787	0
MFS International Value Portfolio S Class	03	2005	14.4451	16.3953	0
MFS International Value Portfolio S Class	03	2004	11.4514	14.4451	0
MFS International Value Portfolio S Class	03	2003	8.7061	11.4514	0
MFS International Value Portfolio S Class	03	2002	9.3752	8.7061	0
MFS International Value Portfolio S Class	03	2001	10.0000	9.3752	0

MFS International Value Portfolio S Class	04	2008	21.9961	14.8542	36,382
MFS International Value Portfolio S Class	04	2007	20.8222	21.9961	42,678
MFS International Value Portfolio S Class	04	2006	16.3592	20.8222	45,895
MFS International Value Portfolio S Class	04	2005	14.4206	16.3592	35,331
MFS International Value Portfolio S Class	04	2004	11.4378	14.4206	23,283
MFS International Value Portfolio S Class	04	2003	8.7001	11.4378	15,234
MFS International Value Portfolio S Class	04	2002	9.3735	8.7001	8,018
MFS International Value Portfolio S Class	04	2001	10.0000	9.3735	1,282

MFS International Value Portfolio S Class	05	2008	21.8548	14.7438	20,015
MFS International Value Portfolio S Class	05	2007	20.7096	21.8548	32,192
MFS International Value Portfolio S Class	05	2006	16.2872	20.7096	29,139
MFS International Value Portfolio S Class	05	2005	14.3717	16.2872	24,855
MFS International Value Portfolio S Class	05	2004	11.4106	14.3717	18,984
MFS International Value Portfolio S Class	05	2003	8.6882	11.4106	14,544
MFS International Value Portfolio S Class	05	2002	9.3702	8.6882	6,025
MFS International Value Portfolio S Class	05	2001	10.0000	9.3702	441

MFS International Value Portfolio S Class	06	2008	21.6447	14.5798	51,518
MFS International Value Portfolio S Class	06	2007	20.5419	21.6447	82,182
MFS International Value Portfolio S Class	06	2006	16.1799	20.5419	69,502
MFS International Value Portfolio S Class	06	2005	14.2986	16.1799	59,546
MFS International Value Portfolio S Class	06	2004	11.3699	14.2986	48,450
MFS International Value Portfolio S Class	06	2003	8.6704	11.3699	21,759
MFS International Value Portfolio S Class	06	2002	9.3653	8.6704	19,212
MFS International Value Portfolio S Class	06	2001	10.0000	9.3653	2,235

MFS Massachusetts Investors Growth Stock Portfolio I Class	01	2008	7.4390	4.6236	108,454
MFS Massachusetts Investors Growth Stock Portfolio I Class	01	2007	6.7377	7.4390	108,454
MFS Massachusetts Investors Growth Stock Portfolio I Class	01	2006	6.3210	6.7377	56,957
MFS Massachusetts Investors Growth Stock Portfolio I Class	01	2005	6.1172	6.3210	56,957
MFS Massachusetts Investors Growth Stock Portfolio I Class	01	2004	5.6375	6.1172	56,957
MFS Massachusetts Investors Growth Stock Portfolio I Class	01	2003	4.6150	5.6375	56,957
MFS Massachusetts Investors Growth Stock Portfolio I Class	01	2002	6.4797	4.6150	100,114
MFS Massachusetts Investors Growth Stock Portfolio I Class	01	2001	8.7153	6.4797	106,297
MFS Massachusetts Investors Growth Stock Portfolio I Class	01	2000	10.0000	8.7153	0

MFS Massachusetts Investors Growth Stock Portfolio I Class	02	2008	7.3553	4.5646	855,548
MFS Massachusetts Investors Growth Stock Portfolio I Class	02	2007	6.6721	7.3553	1,375,224
MFS Massachusetts Investors Growth Stock Portfolio I Class	02	2006	6.2690	6.6721	1,525,155
MFS Massachusetts Investors Growth Stock Portfolio I Class	02	2005	6.0760	6.2690	1,621,469
MFS Massachusetts Investors Growth Stock Portfolio I Class	02	2004	5.6080	6.0760	1,852,691
MFS Massachusetts Investors Growth Stock Portfolio I Class	02	2003	4.5979	5.6080	2,091,078
MFS Massachusetts Investors Growth Stock Portfolio I Class	02	2002	6.4655	4.5979	2,228,096
MFS Massachusetts Investors Growth Stock Portfolio I Class	02	2001	8.7094	6.4655	2,636,139
MFS Massachusetts Investors Growth Stock Portfolio I Class	02	2000	10.0000	8.7094	0

MFS Massachusetts Investors Growth Stock Portfolio I Class	03	2008	7.3782	4.5741	162,102
MFS Massachusetts Investors Growth Stock Portfolio I Class	03	2007	6.6997	7.3782	184,303
MFS Massachusetts Investors Growth Stock Portfolio I Class	03	2006	6.3012	6.6997	174,518
MFS Massachusetts Investors Growth Stock Portfolio I Class	03	2005	6.1135	6.3012	255,908
MFS Massachusetts Investors Growth Stock Portfolio I Class	03	2004	5.6483	6.1135	285,847
MFS Massachusetts Investors Growth Stock Portfolio I Class	03	2003	4.6356	5.6483	460,872
MFS Massachusetts Investors Growth Stock Portfolio I Class	03	2002	6.5251	4.6356	444,541
MFS Massachusetts Investors Growth Stock Portfolio I Class	03	2001	8.7987	6.5251	494,984
MFS Massachusetts Investors Growth Stock Portfolio I Class	03	2000	10.0000	8.7987	0

MFS Massachusetts Investors Growth Stock Portfolio I Class	04	2008	7.2725	4.5063	1,238,541
MFS Massachusetts Investors Growth Stock Portfolio I Class	04	2007	6.6071	7.2725	1,788,092
MFS Massachusetts Investors Growth Stock Portfolio I Class	04	2006	6.2173	6.6071	1,998,805
MFS Massachusetts Investors Growth Stock Portfolio I Class	04	2005	6.0351	6.2173	2,356,316
MFS Massachusetts Investors Growth Stock Portfolio I Class	04	2004	5.5787	6.0351	3,047,723
MFS Massachusetts Investors Growth Stock Portfolio I Class	04	2003	4.5808	5.5787	3,412,410
MFS Massachusetts Investors Growth Stock Portfolio I Class	04	2002	6.4512	4.5808	3,545,907
MFS Massachusetts Investors Growth Stock Portfolio I Class	04	2001	8.7036	6.4512	4,369,839
MFS Massachusetts Investors Growth Stock Portfolio I Class	04	2000	10.0000	8.7036	0

MFS Massachusetts Investors Growth Stock Portfolio I Class	05	2008	7.2177	4.4678	2,650,003
MFS Massachusetts Investors Growth Stock Portfolio I Class	05	2007	6.5640	7.2177	3,957,598
MFS Massachusetts Investors Growth Stock Portfolio I Class	05	2006	6.1830	6.5640	4,619,671
MFS Massachusetts Investors Growth Stock Portfolio I Class	05	2005	6.0078	6.1830	5,377,332
MFS Massachusetts Investors Growth Stock Portfolio I Class	05	2004	5.5592	6.0078	6,238,492
MFS Massachusetts Investors Growth Stock Portfolio I Class	05	2003	4.5694	5.5592	7,039,270
MFS Massachusetts Investors Growth Stock Portfolio I Class	05	2002	6.4418	4.5694	7,600,871
MFS Massachusetts Investors Growth Stock Portfolio I Class	05	2001	8.6997	6.4418	8,975,003
MFS Massachusetts Investors Growth Stock Portfolio I Class	05	2000	10.0000	8.6997	0

MFS Massachusetts Investors Growth Stock Portfolio I Class	06	2008	7.1363	4.4106	1,057,509
MFS Massachusetts Investors Growth Stock Portfolio I Class	06	2007	6.4999	7.1363	1,350,536
MFS Massachusetts Investors Growth Stock Portfolio I Class	06	2006	6.1319	6.4999	1,467,452
MFS Massachusetts Investors Growth Stock Portfolio I Class	06	2005	5.9672	6.1319	1,677,685
MFS Massachusetts Investors Growth Stock Portfolio I Class	06	2004	5.5301	5.9672	1,896,782
MFS Massachusetts Investors Growth Stock Portfolio I Class	06	2003	4.5524	5.5301	2,129,544
MFS Massachusetts Investors Growth Stock Portfolio I Class	06	2002	6.4275	4.5524	2,217,096
MFS Massachusetts Investors Growth Stock Portfolio I Class	06	2001	8.6939	6.4275	2,735,366
MFS Massachusetts Investors Growth Stock Portfolio I Class	06	2000	10.0000	8.6939	0

MFS Massachusetts Investors Growth Stock Portfolio S Class	01	2008	11.0729	6.8674	5,247
MFS Massachusetts Investors Growth Stock Portfolio S Class	01	2007	10.0529	11.0729	7,278
MFS Massachusetts Investors Growth Stock Portfolio S Class	01	2006	9.4532	10.0529	9,668
MFS Massachusetts Investors Growth Stock Portfolio S Class	01	2005	9.1675	9.4532	22,783
MFS Massachusetts Investors Growth Stock Portfolio S Class	01	2004	8.4680	9.1675	30,216
MFS Massachusetts Investors Growth Stock Portfolio S Class	01	2003	6.9628	8.4680	32,727
MFS Massachusetts Investors Growth Stock Portfolio S Class	01	2002	9.7841	6.9628	25,610
MFS Massachusetts Investors Growth Stock Portfolio S Class	01	2001	10.0000	9.7841	0

MFS Massachusetts Investors Growth Stock Portfolio S Class	02	2008	10.9667	6.7911	243,925
MFS Massachusetts Investors Growth Stock Portfolio S Class	02	2007	9.9717	10.9667	359,156
MFS Massachusetts Investors Growth Stock Portfolio S Class	02	2006	9.3910	9.9717	353,837
MFS Massachusetts Investors Growth Stock Portfolio S Class	02	2005	9.1210	9.3910	405,299
MFS Massachusetts Investors Growth Stock Portfolio S Class	02	2004	8.4379	9.1210	440,008
MFS Massachusetts Investors Growth Stock Portfolio S Class	02	2003	6.9485	8.4379	484,851
MFS Massachusetts Investors Growth Stock Portfolio S Class	02	2002	9.7790	6.9485	474,378
MFS Massachusetts Investors Growth Stock Portfolio S Class	02	2001	10.0000	9.7790	127,984

MFS Massachusetts Investors Growth Stock Portfolio S Class	03	2008	10.8965	6.7408	0
MFS Massachusetts Investors Growth Stock Portfolio S Class	03	2007	9.9180	10.8965	0
MFS Massachusetts Investors Growth Stock Portfolio S Class	03	2006	9.3499	9.9180	0
MFS Massachusetts Investors Growth Stock Portfolio S Class	03	2005	9.0902	9.3499	0
MFS Massachusetts Investors Growth Stock Portfolio S Class	03	2004	8.4179	9.0902	0
MFS Massachusetts Investors Growth Stock Portfolio S Class	03	2003	6.9391	8.4179	0
MFS Massachusetts Investors Growth Stock Portfolio S Class	03	2002	9.7756	6.9391	0
MFS Massachusetts Investors Growth Stock Portfolio S Class	03	2001	10.0000	9.7756	0

MFS Massachusetts Investors Growth Stock Portfolio S Class	04	2008	10.8615	6.7157	232,869
MFS Massachusetts Investors Growth Stock Portfolio S Class	04	2007	9.8911	10.8615	281,687
MFS Massachusetts Investors Growth Stock Portfolio S Class	04	2006	9.3293	9.8911	297,468
MFS Massachusetts Investors Growth Stock Portfolio S Class	04	2005	9.0747	9.3293	327,400
MFS Massachusetts Investors Growth Stock Portfolio S Class	04	2004	8.4079	9.0747	369,707
MFS Massachusetts Investors Growth Stock Portfolio S Class	04	2003	6.9343	8.4079	420,037
MFS Massachusetts Investors Growth Stock Portfolio S Class	04	2002	9.7738	6.9343	398,428
MFS Massachusetts Investors Growth Stock Portfolio S Class	04	2001	10.0000	9.7738	136,909

MFS Massachusetts Investors Growth Stock Portfolio S Class	05	2008	10.7917	6.6658	229,997
MFS Massachusetts Investors Growth Stock Portfolio S Class	05	2007	9.8376	10.7917	289,289
MFS Massachusetts Investors Growth Stock Portfolio S Class	05	2006	9.2882	9.8376	283,344
MFS Massachusetts Investors Growth Stock Portfolio S Class	05	2005	9.0439	9.2882	331,368
MFS Massachusetts Investors Growth Stock Portfolio S Class	05	2004	8.3879	9.0439	383,120
MFS Massachusetts Investors Growth Stock Portfolio S Class	05	2003	6.9248	8.3879	400,408
MFS Massachusetts Investors Growth Stock Portfolio S Class	05	2002	9.7704	6.9248	392,836
MFS Massachusetts Investors Growth Stock Portfolio S Class	05	2001	10.0000	9.7704	119,150

MFS Massachusetts Investors Growth Stock Portfolio S Class	06	2008	10.6879	6.5916	340,035
MFS Massachusetts Investors Growth Stock Portfolio S Class	06	2007	9.7579	10.6879	463,102
MFS Massachusetts Investors Growth Stock Portfolio S Class	06	2006	9.2270	9.7579	484,106
MFS Massachusetts Investors Growth Stock Portfolio S Class	06	2005	8.9979	9.2270	560,673
MFS Massachusetts Investors Growth Stock Portfolio S Class	06	2004	8.3579	8.9979	630,417
MFS Massachusetts Investors Growth Stock Portfolio S Class	06	2003	6.9106	8.3579	722,103
MFS Massachusetts Investors Growth Stock Portfolio S Class	06	2002	9.7653	6.9106	587,666
MFS Massachusetts Investors Growth Stock Portfolio S Class	06	2001	10.0000	9.7653	180,720

MFS Mid Cap Growth Portfolio I Class	01	2008	6.4126	3.0890	0
MFS Mid Cap Growth Portfolio I Class	01	2007	5.8972	6.4126	0
MFS Mid Cap Growth Portfolio I Class	01	2006	5.8203	5.8972	0
MFS Mid Cap Growth Portfolio I Class	01	2005	5.7020	5.8203	0
MFS Mid Cap Growth Portfolio I Class	01	2004	5.0249	5.7020	0
MFS Mid Cap Growth Portfolio I Class	01	2003	3.6813	5.0249	0
MFS Mid Cap Growth Portfolio I Class	01	2002	7.0372	3.6813	0
MFS Mid Cap Growth Portfolio I Class	01	2001	9.2543	7.0372	0
MFS Mid Cap Growth Portfolio I Class	01	2000	10.0000	9.2543	0

MFS Mid Cap Growth Portfolio I Class	02	2008	6.3419	3.0503	208,329
MFS Mid Cap Growth Portfolio I Class	02	2007	5.8410	6.3419	333,324
MFS Mid Cap Growth Portfolio I Class	02	2006	5.7737	5.8410	431,320
MFS Mid Cap Growth Portfolio I Class	02	2005	5.6648	5.7737	459,506
MFS Mid Cap Growth Portfolio I Class	02	2004	4.9997	5.6648	461,018
MFS Mid Cap Growth Portfolio I Class	02	2003	3.6684	4.9997	480,684
MFS Mid Cap Growth Portfolio I Class	02	2002	7.0233	3.6684	395,585
MFS Mid Cap Growth Portfolio I Class	02	2001	9.2502	7.0233	432,823
MFS Mid Cap Growth Portfolio I Class	02	2000	10.0000	9.2502	0

MFS Mid Cap Growth Portfolio I Class	03	2008	6.2952	3.0247	0
MFS Mid Cap Growth Portfolio I Class	03	2007	5.8039	6.2952	48,220
MFS Mid Cap Growth Portfolio I Class	03	2006	5.7428	5.8039	52,011
MFS Mid Cap Growth Portfolio I Class	03	2005	5.6402	5.7428	139,075
MFS Mid Cap Growth Portfolio I Class	03	2004	4.9830	5.6402	152,486
MFS Mid Cap Growth Portfolio I Class	03	2003	3.6599	4.9830	178,258
MFS Mid Cap Growth Portfolio I Class	03	2002	7.0141	3.6599	86,130
MFS Mid Cap Growth Portfolio I Class	03	2001	9.2475	7.0141	166,380
MFS Mid Cap Growth Portfolio I Class	03	2000	10.0000	9.2475	0

MFS Mid Cap Growth Portfolio I Class	04	2008	6.2719	3.0120	277,707
MFS Mid Cap Growth Portfolio I Class	04	2007	5.7854	6.2719	441,394
MFS Mid Cap Growth Portfolio I Class	04	2006	5.7273	5.7854	617,836
MFS Mid Cap Growth Portfolio I Class	04	2005	5.6279	5.7273	787,096
MFS Mid Cap Growth Portfolio I Class	04	2004	4.9747	5.6279	953,545
MFS Mid Cap Growth Portfolio I Class	04	2003	3.6556	4.9747	991,837
MFS Mid Cap Growth Portfolio I Class	04	2002	7.0095	3.6556	765,488
MFS Mid Cap Growth Portfolio I Class	04	2001	9.2461	7.0095	759,584
MFS Mid Cap Growth Portfolio I Class	04	2000	10.0000	9.2461	0

MFS Mid Cap Growth Portfolio I Class	05	2008	6.2255	2.9867	540,295
MFS Mid Cap Growth Portfolio I Class	05	2007	5.7485	6.2255	823,996
MFS Mid Cap Growth Portfolio I Class	05	2006	5.6966	5.7485	1,056,522
MFS Mid Cap Growth Portfolio I Class	05	2005	5.6034	5.6966	1,256,731
MFS Mid Cap Growth Portfolio I Class	05	2004	4.9580	5.6034	1,403,084
MFS Mid Cap Growth Portfolio I Class	05	2003	3.6470	4.9580	1,359,098
MFS Mid Cap Growth Portfolio I Class	05	2002	7.0002	3.6470	1,074,028
MFS Mid Cap Growth Portfolio I Class	05	2001	9.2433	7.0002	1,086,103
MFS Mid Cap Growth Portfolio I Class	05	2000	10.0000	9.2433	0

MFS Mid Cap Growth Portfolio I Class	06	2008	6.1567	2.9491	284,275
MFS Mid Cap Growth Portfolio I Class	06	2007	5.6936	6.1567	380,079
MFS Mid Cap Growth Portfolio I Class	06	2006	5.6508	5.6936	449,606
MFS Mid Cap Growth Portfolio I Class	06	2005	5.5667	5.6508	456,382
MFS Mid Cap Growth Portfolio I Class	06	2004	4.9332	5.5667	528,517
MFS Mid Cap Growth Portfolio I Class	06	2003	3.6342	4.9332	465,925
MFS Mid Cap Growth Portfolio I Class	06	2002	6.9863	3.6342	394,996
MFS Mid Cap Growth Portfolio I Class	06	2001	9.2392	6.9863	430,207
MFS Mid Cap Growth Portfolio I Class	06	2000	10.0000	9.2392	0

MFS Mid Cap Growth Portfolio S Class	01	2008	8.6760	4.1713	4,458
MFS Mid Cap Growth Portfolio S Class	01	2007	7.9974	8.6760	5,037
MFS Mid Cap Growth Portfolio S Class	01	2006	7.9045	7.9974	6,904
MFS Mid Cap Growth Portfolio S Class	01	2005	7.7683	7.9045	8,292
MFS Mid Cap Growth Portfolio S Class	01	2004	6.8661	7.7683	10,253
MFS Mid Cap Growth Portfolio S Class	01	2003	5.0501	6.8661	12,869
MFS Mid Cap Growth Portfolio S Class	01	2002	9.6555	5.0501	23,575
MFS Mid Cap Growth Portfolio S Class	01	2001	10.0000	9.6555	0

MFS Mid Cap Growth Portfolio S Class	02	2008	8.5928	4.1249	187,223
MFS Mid Cap Growth Portfolio S Class	02	2007	7.9328	8.5928	238,452
MFS Mid Cap Growth Portfolio S Class	02	2006	7.8524	7.9328	265,180
MFS Mid Cap Growth Portfolio S Class	02	2005	7.7288	7.8524	265,474
MFS Mid Cap Growth Portfolio S Class	02	2004	6.8416	7.7288	312,839
MFS Mid Cap Growth Portfolio S Class	02	2003	5.0397	6.8416	365,969
MFS Mid Cap Growth Portfolio S Class	02	2002	9.6504	5.0397	334,570
MFS Mid Cap Growth Portfolio S Class	02	2001	10.0000	9.6504	68,340

MFS Mid Cap Growth Portfolio S Class	03	2008	8.5378	4.0944	0
MFS Mid Cap Growth Portfolio S Class	03	2007	7.8900	8.5378	0
MFS Mid Cap Growth Portfolio S Class	03	2006	7.8180	7.8900	0
MFS Mid Cap Growth Portfolio S Class	03	2005	7.7027	7.8180	0
MFS Mid Cap Growth Portfolio S Class	03	2004	6.8254	7.7027	0
MFS Mid Cap Growth Portfolio S Class	03	2003	5.0329	6.8254	0
MFS Mid Cap Growth Portfolio S Class	03	2002	9.6471	5.0329	0
MFS Mid Cap Growth Portfolio S Class	03	2001	10.0000	9.6471	0

MFS Mid Cap Growth Portfolio S Class	04	2008	8.5103	4.0791	154,775
MFS Mid Cap Growth Portfolio S Class	04	2007	7.8686	8.5103	174,557
MFS Mid Cap Growth Portfolio S Class	04	2006	7.8007	7.8686	197,615
MFS Mid Cap Growth Portfolio S Class	04	2005	7.6896	7.8007	209,972
MFS Mid Cap Growth Portfolio S Class	04	2004	6.8173	7.6896	235,067
MFS Mid Cap Growth Portfolio S Class	04	2003	5.0294	6.8173	223,375
MFS Mid Cap Growth Portfolio S Class	04	2002	9.6454	5.0294	218,224
MFS Mid Cap Growth Portfolio S Class	04	2001	10.0000	9.6454	58,436

MFS Mid Cap Growth Portfolio S Class	05	2008	8.4556	4.0488	117,666
MFS Mid Cap Growth Portfolio S Class	05	2007	7.8261	8.4556	153,050
MFS Mid Cap Growth Portfolio S Class	05	2006	7.7664	7.8261	184,970
MFS Mid Cap Growth Portfolio S Class	05	2005	7.6635	7.7664	222,110
MFS Mid Cap Growth Portfolio S Class	05	2004	6.8010	7.6635	266,087
MFS Mid Cap Growth Portfolio S Class	05	2003	5.0225	6.8010	289,552
MFS Mid Cap Growth Portfolio S Class	05	2002	9.6420	5.0225	296,162
MFS Mid Cap Growth Portfolio S Class	05	2001	10.0000	9.6420	73,829

MFS Mid Cap Growth Portfolio S Class	06	2008	8.3743	4.0037	152,922
MFS Mid Cap Growth Portfolio S Class	06	2007	7.7627	8.3743	190,541
MFS Mid Cap Growth Portfolio S Class	06	2006	7.7152	7.7627	231,398
MFS Mid Cap Growth Portfolio S Class	06	2005	7.6245	7.7152	282,688
MFS Mid Cap Growth Portfolio S Class	06	2004	6.7768	7.6245	358,960
MFS Mid Cap Growth Portfolio S Class	06	2003	5.0122	6.7768	413,368
MFS Mid Cap Growth Portfolio S Class	06	2002	9.6369	5.0122	375,432
MFS Mid Cap Growth Portfolio S Class	06	2001	10.0000	9.6369	97,209

MFS Mid Cap Value Portfolio S Class	01	2008	14.5727	8.3214	0
MFS Mid Cap Value Portfolio S Class	01	2007	14.4878	14.5727	0
MFS Mid Cap Value Portfolio S Class	01	2006	13.1823	14.4878	0
MFS Mid Cap Value Portfolio S Class	01	2005	12.3974	13.1823	0
MFS Mid Cap Value Portfolio S Class	01	2004	10.2857	12.3974	0
MFS Mid Cap Value Portfolio S Class	01	2003	7.8765	10.2857	0
MFS Mid Cap Value Portfolio S Class	01	2002	10.0000	7.8765	0

MFS Mid Cap Value Portfolio S Class	02	2008	14.4477	8.2374	34,622
MFS Mid Cap Value Portfolio S Class	02	2007	14.3855	14.4477	41,122
MFS Mid Cap Value Portfolio S Class	02	2006	13.1090	14.3855	39,287
MFS Mid Cap Value Portfolio S Class	02	2005	12.3471	13.1090	73,623
MFS Mid Cap Value Portfolio S Class	02	2004	10.2596	12.3471	69,805
MFS Mid Cap Value Portfolio S Class	02	2003	7.8685	10.2596	23,831
MFS Mid Cap Value Portfolio S Class	02	2002	10.0000	7.8685	11,063

MFS Mid Cap Value Portfolio S Class	03	2008	14.3651	8.1820	0
MFS Mid Cap Value Portfolio S Class	03	2007	14.3177	14.3651	0
MFS Mid Cap Value Portfolio S Class	03	2006	13.0604	14.3177	0
MFS Mid Cap Value Portfolio S Class	03	2005	12.3138	13.0604	0
MFS Mid Cap Value Portfolio S Class	03	2004	10.2423	12.3138	0
MFS Mid Cap Value Portfolio S Class	03	2003	7.8631	10.2423	0
MFS Mid Cap Value Portfolio S Class	03	2002	10.0000	7.8631	0

MFS Mid Cap Value Portfolio S Class	04	2008	14.3238	8.1543	15,602
MFS Mid Cap Value Portfolio S Class	04	2007	14.2839	14.3238	21,260
MFS Mid Cap Value Portfolio S Class	04	2006	13.0361	14.2839	22,723
MFS Mid Cap Value Portfolio S Class	04	2005	12.2971	13.0361	22,181
MFS Mid Cap Value Portfolio S Class	04	2004	10.2336	12.2971	15,132
MFS Mid Cap Value Portfolio S Class	04	2003	7.8605	10.2336	6,334
MFS Mid Cap Value Portfolio S Class	04	2002	10.0000	7.8605	380

MFS Mid Cap Value Portfolio S Class	05	2008	14.2416	8.0992	27,817
MFS Mid Cap Value Portfolio S Class	05	2007	14.2164	14.2416	30,479
MFS Mid Cap Value Portfolio S Class	05	2006	12.9877	14.2164	27,564
MFS Mid Cap Value Portfolio S Class	05	2005	12.2638	12.9877	17,105
MFS Mid Cap Value Portfolio S Class	05	2004	10.2163	12.2638	19,118
MFS Mid Cap Value Portfolio S Class	05	2003	7.8551	10.2163	13,380
MFS Mid Cap Value Portfolio S Class	05	2002	10.0000	7.8551	4,030

MFS Mid Cap Value Portfolio S Class	06	2008	14.1191	8.0173	52,756
MFS Mid Cap Value Portfolio S Class	06	2007	14.1157	14.1191	76,276
MFS Mid Cap Value Portfolio S Class	06	2006	12.9153	14.1157	68,056
MFS Mid Cap Value Portfolio S Class	06	2005	12.2140	12.9153	72,039
MFS Mid Cap Value Portfolio S Class	06	2004	10.1903	12.2140	52,662
MFS Mid Cap Value Portfolio S Class	06	2003	7.8470	10.1903	28,831
MFS Mid Cap Value Portfolio S Class	06	2002	10.0000	7.8470	3,925

MFS Money Market Portfolio	01	2008	11.4548	11.5710	68,175
MFS Money Market Portfolio	01	2007	11.0359	11.4548	68,175
MFS Money Market Portfolio	01	2006	10.6575	11.0359	68,175
MFS Money Market Portfolio	01	2005	10.4798	10.6575	15,914
MFS Money Market Portfolio	01	2004	10.4992	10.4798	15,914
MFS Money Market Portfolio	01	2003	10.5389	10.4992	95,047
MFS Money Market Portfolio	01	2002	10.5114	10.5389	155,666
MFS Money Market Portfolio	01	2001	10.2311	10.5114	79,558
MFS Money Market Portfolio	01	2000	10.0000	10.2311	0

MFS Money Market Portfolio	02	2008	11.3259	11.4234	346,631
MFS Money Market Portfolio	02	2007	10.9284	11.3259	472,218
MFS Money Market Portfolio	02	2006	10.5696	10.9284	470,450
MFS Money Market Portfolio	02	2005	10.4092	10.5696	494,513
MFS Money Market Portfolio	02	2004	10.4444	10.4092	571,103
MFS Money Market Portfolio	02	2003	10.4998	10.4444	686,478
MFS Money Market Portfolio	02	2002	10.4883	10.4998	993,214
MFS Money Market Portfolio	02	2001	10.2242	10.4883	1,040,145
MFS Money Market Portfolio	02	2000	10.0000	10.2242	0

MFS Money Market Portfolio	03	2008	11.2409	11.3262	13,620
MFS Money Market Portfolio	03	2007	10.8574	11.2409	33,566
MFS Money Market Portfolio	03	2006	10.5116	10.8574	12,103
MFS Money Market Portfolio	03	2005	10.3624	10.5116	10,781
MFS Money Market Portfolio	03	2004	10.4080	10.3624	79,067
MFS Money Market Portfolio	03	2003	10.4738	10.4080	34,522
MFS Money Market Portfolio	03	2002	10.4730	10.4738	36,712
MFS Money Market Portfolio	03	2001	10.2197	10.4730	123,279
MFS Money Market Portfolio	03	2000	10.0000	10.2197	0

MFS Money Market Portfolio	04	2008	11.1985	11.2777	440,256
MFS Money Market Portfolio	04	2007	10.8220	11.1985	500,439
MFS Money Market Portfolio	04	2006	10.4825	10.8220	436,329
MFS Money Market Portfolio	04	2005	10.3391	10.4825	451,628
MFS Money Market Portfolio	04	2004	10.3898	10.3391	439,703
MFS Money Market Portfolio	04	2003	10.4608	10.3898	641,288
MFS Money Market Portfolio	04	2002	10.4653	10.4608	1,204,430
MFS Money Market Portfolio	04	2001	10.2174	10.4653	960,391
MFS Money Market Portfolio	04	2000	10.0000	10.2174	0

MFS Money Market Portfolio	05	2008	11.1141	11.1813	1,113,026
MFS Money Market Portfolio	05	2007	10.7514	11.1141	1,146,403
MFS Money Market Portfolio	05	2006	10.4247	10.7514	837,499
MFS Money Market Portfolio	05	2005	10.2924	10.4247	871,103
MFS Money Market Portfolio	05	2004	10.3535	10.2924	988,142
MFS Money Market Portfolio	05	2003	10.4349	10.3535	1,435,343
MFS Money Market Portfolio	05	2002	10.4499	10.4349	2,229,770
MFS Money Market Portfolio	05	2001	10.2127	10.4499	1,927,332
MFS Money Market Portfolio	05	2000	10.0000	10.2127	0

MFS Money Market Portfolio	06	2008	10.9888	11.0384	536,547
MFS Money Market Portfolio	06	2007	10.6464	10.9888	487,120
MFS Money Market Portfolio	06	2006	10.3386	10.6464	488,418
MFS Money Market Portfolio	06	2005	10.2229	10.3386	514,552
MFS Money Market Portfolio	06	2004	10.2993	10.2229	608,476
MFS Money Market Portfolio	06	2003	10.3960	10.2993	672,274
MFS Money Market Portfolio	06	2002	10.4269	10.3960	1,078,038
MFS Money Market Portfolio	06	2001	10.2059	10.4269	1,066,254
MFS Money Market Portfolio	06	2000	10.0000	10.2059	0

MFS Money Market Portfolio S Class	01	2008	10.7776	10.8616	4,786
MFS Money Market Portfolio S Class	01	2007	10.4095	10.7776	5,328
MFS Money Market Portfolio S Class	01	2006	10.0776	10.4095	6,577
MFS Money Market Portfolio S Class	01	2005	9.9344	10.0776	10,136
MFS Money Market Portfolio S Class	01	2004	9.9777	9.9344	14,033
MFS Money Market Portfolio S Class	01	2003	10.0405	9.9777	17,847
MFS Money Market Portfolio S Class	01	2002	10.0392	10.0405	24,442
MFS Money Market Portfolio S Class	01	2001	10.0000	10.0392	0

MFS Money Market Portfolio S Class	02	2008	10.6742	10.7411	285,612
MFS Money Market Portfolio S Class	02	2007	10.3253	10.6742	141,055
MFS Money Market Portfolio S Class	02	2006	10.0113	10.3253	131,903
MFS Money Market Portfolio S Class	02	2005	9.8840	10.0113	156,675
MFS Money Market Portfolio S Class	02	2004	9.9422	9.8840	155,811
MFS Money Market Portfolio S Class	02	2003	10.0200	9.9422	271,380
MFS Money Market Portfolio S Class	02	2002	10.0340	10.0200	418,388
MFS Money Market Portfolio S Class	02	2001	10.0000	10.0340	191,267

MFS Money Market Portfolio S Class	03	2008	10.6059	10.6615	0
MFS Money Market Portfolio S Class	03	2007	10.2697	10.6059	0
MFS Money Market Portfolio S Class	03	2006	9.9675	10.2697	0
MFS Money Market Portfolio S Class	03	2005	9.8506	9.9675	0
MFS Money Market Portfolio S Class	03	2004	9.9187	9.8506	0
MFS Money Market Portfolio S Class	03	2003	10.0064	9.9187	0
MFS Money Market Portfolio S Class	03	2002	10.0305	10.0064	0
MFS Money Market Portfolio S Class	03	2001	10.0000	10.0305	0

MFS Money Market Portfolio S Class	04	2008	10.5718	10.6219	205,167
MFS Money Market Portfolio S Class	04	2007	10.2419	10.5718	88,697
MFS Money Market Portfolio S Class	04	2006	9.9455	10.2419	90,774
MFS Money Market Portfolio S Class	04	2005	9.8339	9.9455	104,239
MFS Money Market Portfolio S Class	04	2004	9.9069	9.8339	125,722
MFS Money Market Portfolio S Class	04	2003	9.9996	9.9069	164,909
MFS Money Market Portfolio S Class	04	2002	10.0287	9.9996	218,882
MFS Money Market Portfolio S Class	04	2001	10.0000	10.0287	49,528

MFS Money Market Portfolio S Class	05	2008	10.5040	10.5429	201,771
MFS Money Market Portfolio S Class	05	2007	10.1866	10.5040	149,920
MFS Money Market Portfolio S Class	05	2006	9.9018	10.1866	129,351
MFS Money Market Portfolio S Class	05	2005	9.8006	9.9018	144,880
MFS Money Market Portfolio S Class	05	2004	9.8834	9.8006	173,396
MFS Money Market Portfolio S Class	05	2003	9.9859	9.8834	279,830
MFS Money Market Portfolio S Class	05	2002	10.0252	9.9859	218,587
MFS Money Market Portfolio S Class	05	2001	10.0000	10.0252	141,647

MFS Money Market Portfolio S Class	06	2008	10.4030	10.4256	322,528
MFS Money Market Portfolio S Class	06	2007	10.1041	10.4030	216,760
MFS Money Market Portfolio S Class	06	2006	9.8365	10.1041	252,663
MFS Money Market Portfolio S Class	06	2005	9.7508	9.8365	249,504
MFS Money Market Portfolio S Class	06	2004	9.8482	9.7508	235,310
MFS Money Market Portfolio S Class	06	2003	9.9655	9.8482	289,189
MFS Money Market Portfolio S Class	06	2002	10.0199	9.9655	617,199
MFS Money Market Portfolio S Class	06	2001	10.0000	10.0199	130,909

MFS New Discovery Portfolio I Class	01	2008	8.9846	5.3746	90
MFS New Discovery Portfolio I Class	01	2007	8.8494	8.9846	41,024
MFS New Discovery Portfolio I Class	01	2006	7.8983	8.8494	38,049
MFS New Discovery Portfolio I Class	01	2005	7.5831	7.8983	53,443
MFS New Discovery Portfolio I Class	01	2004	7.1264	7.5831	54,287
MFS New Discovery Portfolio I Class	01	2003	5.3207	7.1264	40,136
MFS New Discovery Portfolio I Class	01	2002	8.0770	5.3207	43,608
MFS New Discovery Portfolio I Class	01	2001	8.5987	8.0770	50,623
MFS New Discovery Portfolio I Class	01	2000	10.0000	8.5987	0

MFS New Discovery Portfolio I Class	02	2008	8.8834	5.3060	290,634
MFS New Discovery Portfolio I Class	02	2007	8.7631	8.8834	482,947
MFS New Discovery Portfolio I Class	02	2006	7.8331	8.7631	647,495
MFS New Discovery Portfolio I Class	02	2005	7.5319	7.8331	711,348
MFS New Discovery Portfolio I Class	02	2004	7.0890	7.5319	787,454
MFS New Discovery Portfolio I Class	02	2003	5.3008	7.0890	822,989
MFS New Discovery Portfolio I Class	02	2002	8.0592	5.3008	901,138
MFS New Discovery Portfolio I Class	02	2001	8.5929	8.0592	831,360
MFS New Discovery Portfolio I Class	02	2000	10.0000	8.5929	0

MFS New Discovery Portfolio I Class	03	2008	8.8166	5.2607	93,062
MFS New Discovery Portfolio I Class	03	2007	8.7061	8.8166	143,541
MFS New Discovery Portfolio I Class	03	2006	7.7900	8.7061	139,990
MFS New Discovery Portfolio I Class	03	2005	7.4980	7.7900	150,848
MFS New Discovery Portfolio I Class	03	2004	7.0643	7.4980	152,016
MFS New Discovery Portfolio I Class	03	2003	5.2877	7.0643	206,314
MFS New Discovery Portfolio I Class	03	2002	8.0473	5.2877	182,505
MFS New Discovery Portfolio I Class	03	2001	8.5889	8.0473	152,692
MFS New Discovery Portfolio I Class	03	2000	10.0000	8.5889	0

MFS New Discovery Portfolio I Class	04	2008	8.7833	5.2382	305,614
MFS New Discovery Portfolio I Class	04	2007	8.6776	8.7833	444,127
MFS New Discovery Portfolio I Class	04	2006	7.7685	8.6776	537,575
MFS New Discovery Portfolio I Class	04	2005	7.4810	7.7685	630,313
MFS New Discovery Portfolio I Class	04	2004	7.0519	7.4810	765,837
MFS New Discovery Portfolio I Class	04	2003	5.2811	7.0519	813,036
MFS New Discovery Portfolio I Class	04	2002	8.0414	5.2811	834,639
MFS New Discovery Portfolio I Class	04	2001	8.5870	8.0414	944,749
MFS New Discovery Portfolio I Class	04	2000	10.0000	8.5870	0

MFS New Discovery Portfolio I Class	05	2008	8.7170	5.1933	807,843
MFS New Discovery Portfolio I Class	05	2007	8.6209	8.7170	1,155,988
MFS New Discovery Portfolio I Class	05	2006	7.7255	8.6209	1,388,427
MFS New Discovery Portfolio I Class	05	2005	7.4472	7.7255	1,603,535
MFS New Discovery Portfolio I Class	05	2004	7.0272	7.4472	1,875,631
MFS New Discovery Portfolio I Class	05	2003	5.2679	7.0272	1,960,188
MFS New Discovery Portfolio I Class	05	2002	8.0295	5.2679	2,151,269
MFS New Discovery Portfolio I Class	05	2001	8.5831	8.0295	2,219,924
MFS New Discovery Portfolio I Class	05	2000	10.0000	8.5831	0

MFS New Discovery Portfolio I Class	06	2008	8.6186	5.1269	441,768
MFS New Discovery Portfolio I Class	06	2007	8.5367	8.6186	500,328
MFS New Discovery Portfolio I Class	06	2006	7.6616	8.5367	585,474
MFS New Discovery Portfolio I Class	06	2005	7.3968	7.6616	670,955
MFS New Discovery Portfolio I Class	06	2004	6.9903	7.3968	755,691
MFS New Discovery Portfolio I Class	06	2003	5.2482	6.9903	772,874
MFS New Discovery Portfolio I Class	06	2002	8.0117	5.2482	858,897
MFS New Discovery Portfolio I Class	06	2001	8.5772	8.0117	862,726
MFS New Discovery Portfolio I Class	06	2000	10.0000	8.5772	0

MFS New Discovery Portfolio S Class	01	2008	11.3041	6.7406	18,593
MFS New Discovery Portfolio S Class	01	2007	11.1646	11.3041	15,623
MFS New Discovery Portfolio S Class	01	2006	9.9889	11.1646	14,837
MFS New Discovery Portfolio S Class	01	2005	9.6131	9.9889	15,770
MFS New Discovery Portfolio S Class	01	2004	9.0568	9.6131	15,136
MFS New Discovery Portfolio S Class	01	2003	6.7759	9.0568	2,713
MFS New Discovery Portfolio S Class	01	2002	10.3171	6.7759	8,240
MFS New Discovery Portfolio S Class	01	2001	10.0000	10.3171	0

MFS New Discovery Portfolio S Class	02	2008	11.1956	6.6657	170,510
MFS New Discovery Portfolio S Class	02	2007	11.0744	11.1956	216,145
MFS New Discovery Portfolio S Class	02	2006	9.9232	11.0744	247,748
MFS New Discovery Portfolio S Class	02	2005	9.5643	9.9232	265,460
MFS New Discovery Portfolio S Class	02	2004	9.0246	9.5643	297,705
MFS New Discovery Portfolio S Class	02	2003	6.7620	9.0246	308,150
MFS New Discovery Portfolio S Class	02	2002	10.3117	6.7620	300,895
MFS New Discovery Portfolio S Class	02	2001	10.0000	10.3117	61,550

MFS New Discovery Portfolio S Class	03	2008	11.1240	6.6164	0
MFS New Discovery Portfolio S Class	03	2007	11.0147	11.1240	0
MFS New Discovery Portfolio S Class	03	2006	9.8797	11.0147	0
MFS New Discovery Portfolio S Class	03	2005	9.5319	9.8797	0
MFS New Discovery Portfolio S Class	03	2004	9.0032	9.5319	0
MFS New Discovery Portfolio S Class	03	2003	6.7528	9.0032	0
MFS New Discovery Portfolio S Class	03	2002	10.3081	6.7528	0
MFS New Discovery Portfolio S Class	03	2001	10.0000	10.3081	0

MFS New Discovery Portfolio S Class	04	2008	11.0882	6.5917	97,487
MFS New Discovery Portfolio S Class	04	2007	10.9849	11.0882	139,742
MFS New Discovery Portfolio S Class	04	2006	9.8579	10.9849	155,954
MFS New Discovery Portfolio S Class	04	2005	9.5158	9.8579	185,129
MFS New Discovery Portfolio S Class	04	2004	8.9925	9.5158	211,385
MFS New Discovery Portfolio S Class	04	2003	6.7482	8.9925	196,675
MFS New Discovery Portfolio S Class	04	2002	10.3063	6.7482	185,652
MFS New Discovery Portfolio S Class	04	2001	10.0000	10.3063	54,538

MFS New Discovery Portfolio S Class	05	2008	11.0170	6.5427	109,488
MFS New Discovery Portfolio S Class	05	2007	10.9255	11.0170	137,799
MFS New Discovery Portfolio S Class	05	2006	9.8145	10.9255	148,804
MFS New Discovery Portfolio S Class	05	2005	9.4835	9.8145	161,614
MFS New Discovery Portfolio S Class	05	2004	8.9711	9.4835	200,261
MFS New Discovery Portfolio S Class	05	2003	6.7389	8.9711	207,764
MFS New Discovery Portfolio S Class	05	2002	10.3026	6.7389	228,753
MFS New Discovery Portfolio S Class	05	2001	10.0000	10.3026	55,436

MFS New Discovery Portfolio S Class	06	2008	10.9110	6.4699	230,678
MFS New Discovery Portfolio S Class	06	2007	10.8370	10.9110	255,466
MFS New Discovery Portfolio S Class	06	2006	9.7498	10.8370	284,239
MFS New Discovery Portfolio S Class	06	2005	9.4352	9.7498	315,113
MFS New Discovery Portfolio S Class	06	2004	8.9391	9.4352	332,182
MFS New Discovery Portfolio S Class	06	2003	6.7251	8.9391	354,100
MFS New Discovery Portfolio S Class	06	2002	10.2972	6.7251	322,636
MFS New Discovery Portfolio S Class	06	2001	10.0000	10.2972	90,756

MFS Research International Portfolio I Class	01	2008	16.5178	9.4045	0
MFS Research International Portfolio I Class	01	2007	14.7461	16.5178	0
MFS Research International Portfolio I Class	01	2006	11.6846	14.7461	0
MFS Research International Portfolio I Class	01	2005	10.1254	11.6846	0
MFS Research International Portfolio I Class	01	2004	8.4389	10.1254	0
MFS Research International Portfolio I Class	01	2003	6.3680	8.4389	0
MFS Research International Portfolio I Class	01	2002	7.2666	6.3680	0
MFS Research International Portfolio I Class	01	2001	8.9251	7.2666	0
MFS Research International Portfolio I Class	01	2000	10.0000	8.9251	0

MFS Research International Portfolio I Class	02	2008	16.3318	9.2844	128,339
MFS Research International Portfolio I Class	02	2007	14.6023	16.3318	230,527
MFS Research International Portfolio I Class	02	2006	11.5882	14.6023	314,721
MFS Research International Portfolio I Class	02	2005	10.0570	11.5882	292,282
MFS Research International Portfolio I Class	02	2004	8.3947	10.0570	295,629
MFS Research International Portfolio I Class	02	2003	6.3442	8.3947	313,117
MFS Research International Portfolio I Class	02	2002	7.2505	6.3442	344,106
MFS Research International Portfolio I Class	02	2001	8.9190	7.2505	350,771
MFS Research International Portfolio I Class	02	2000	10.0000	8.9190	0

MFS Research International Portfolio I Class	03	2008	16.2091	9.2053	51,945
MFS Research International Portfolio I Class	03	2007	14.5073	16.2091	105,991
MFS Research International Portfolio I Class	03	2006	11.5244	14.5073	114,279
MFS Research International Portfolio I Class	03	2005	10.0118	11.5244	113,913
MFS Research International Portfolio I Class	03	2004	8.3654	10.0118	114,859
MFS Research International Portfolio I Class	03	2003	6.3285	8.3654	108,984
MFS Research International Portfolio I Class	03	2002	7.2398	6.3285	137,859
MFS Research International Portfolio I Class	03	2001	8.9149	7.2398	140,166
MFS Research International Portfolio I Class	03	2000	10.0000	8.9149	0

MFS Research International Portfolio I Class	04	2008	16.1479	9.1658	154,826
MFS Research International Portfolio I Class	04	2007	14.4599	16.1479	249,765
MFS Research International Portfolio I Class	04	2006	11.4926	14.4599	293,496
MFS Research International Portfolio I Class	04	2005	9.9891	11.4926	270,989
MFS Research International Portfolio I Class	04	2004	8.3507	9.9891	291,474
MFS Research International Portfolio I Class	04	2003	6.3206	8.3507	289,102
MFS Research International Portfolio I Class	04	2002	7.2345	6.3206	313,175
MFS Research International Portfolio I Class	04	2001	8.9129	7.2345	421,744
MFS Research International Portfolio I Class	04	2000	10.0000	8.9129	0

MFS Research International Portfolio I Class	05	2008	16.0261	9.0875	490,085
MFS Research International Portfolio I Class	05	2007	14.3655	16.0261	731,299
MFS Research International Portfolio I Class	05	2006	11.4291	14.3655	871,731
MFS Research International Portfolio I Class	05	2005	9.9441	11.4291	889,565
MFS Research International Portfolio I Class	05	2004	8.3215	9.9441	964,759
MFS Research International Portfolio I Class	05	2003	6.3049	8.3215	891,768
MFS Research International Portfolio I Class	05	2002	7.2238	6.3049	1,037,328
MFS Research International Portfolio I Class	05	2001	8.9088	7.2238	1,130,011
MFS Research International Portfolio I Class	05	2000	10.0000	8.9088	0

MFS Research International Portfolio I Class	06	2008	15.8453	8.9712	151,378
MFS Research International Portfolio I Class	06	2007	14.2251	15.8453	207,488
MFS Research International Portfolio I Class	06	2006	11.3346	14.2251	232,659
MFS Research International Portfolio I Class	06	2005	9.8768	11.3346	222,139
MFS Research International Portfolio I Class	06	2004	8.2778	9.8768	242,633
MFS Research International Portfolio I Class	06	2003	6.2813	8.2778	228,023
MFS Research International Portfolio I Class	06	2002	7.2078	6.2813	240,893
MFS Research International Portfolio I Class	06	2001	8.9027	7.2078	270,557
MFS Research International Portfolio I Class	06	2000	10.0000	8.9027	0

MFS Research International Portfolio S Class	01	2008	21.1138	11.9980	9,783
MFS Research International Portfolio S Class	01	2007	18.9066	21.1138	9,073
MFS Research International Portfolio S Class	01	2006	15.0071	18.9066	10,195
MFS Research International Portfolio S Class	01	2005	13.0458	15.0071	0
MFS Research International Portfolio S Class	01	2004	10.8944	13.0458	0
MFS Research International Portfolio S Class	01	2003	8.2488	10.8944	0
MFS Research International Portfolio S Class	01	2002	9.4289	8.2488	0
MFS Research International Portfolio S Class	01	2001	10.0000	9.4289	0

MFS Research International Portfolio S Class	02	2008	20.9113	11.8648	65,145
MFS Research International Portfolio S Class	02	2007	18.7539	20.9113	74,719
MFS Research International Portfolio S Class	02	2006	14.9084	18.7539	72,971
MFS Research International Portfolio S Class	02	2005	12.9797	14.9084	62,908
MFS Research International Portfolio S Class	02	2004	10.8557	12.9797	65,095
MFS Research International Portfolio S Class	02	2003	8.2320	10.8557	63,566
MFS Research International Portfolio S Class	02	2002	9.4240	8.2320	66,801
MFS Research International Portfolio S Class	02	2001	10.0000	9.4240	19,725

MFS Research International Portfolio S Class	03	2008	20.7776	11.7769	0
MFS Research International Portfolio S Class	03	2007	18.6529	20.7776	0
MFS Research International Portfolio S Class	03	2006	14.8431	18.6529	0
MFS Research International Portfolio S Class	03	2005	12.9358	14.8431	0
MFS Research International Portfolio S Class	03	2004	10.8299	12.9358	0
MFS Research International Portfolio S Class	03	2003	8.2208	10.8299	0
MFS Research International Portfolio S Class	03	2002	9.4207	8.2208	0
MFS Research International Portfolio S Class	03	2001	10.0000	9.4207	0

MFS Research International Portfolio S Class	04	2008	20.7107	11.7331	43,713
MFS Research International Portfolio S Class	04	2007	18.6024	20.7107	48,449
MFS Research International Portfolio S Class	04	2006	14.8104	18.6024	56,175
MFS Research International Portfolio S Class	04	2005	12.9138	14.8104	49,089
MFS Research International Portfolio S Class	04	2004	10.8171	12.9138	49,898
MFS Research International Portfolio S Class	04	2003	8.2151	10.8171	47,960
MFS Research International Portfolio S Class	04	2002	9.4190	8.2151	51,543
MFS Research International Portfolio S Class	04	2001	10.0000	9.4190	16,135

MFS Research International Portfolio S Class	05	2008	20.5779	11.6459	28,800
MFS Research International Portfolio S Class	05	2007	18.5019	20.5779	46,803
MFS Research International Portfolio S Class	05	2006	14.7452	18.5019	49,450
MFS Research International Portfolio S Class	05	2005	12.8701	14.7452	54,907
MFS Research International Portfolio S Class	05	2004	10.7913	12.8701	45,407
MFS Research International Portfolio S Class	05	2003	8.2039	10.7913	44,321
MFS Research International Portfolio S Class	05	2002	9.4157	8.2039	42,071
MFS Research International Portfolio S Class	05	2001	10.0000	9.4157	20,121

MFS Research International Portfolio S Class	06	2008	20.3800	11.5163	62,243
MFS Research International Portfolio S Class	06	2007	18.3520	20.3800	75,435
MFS Research International Portfolio S Class	06	2006	14.6480	18.3520	81,846
MFS Research International Portfolio S Class	06	2005	12.8046	14.6480	90,862
MFS Research International Portfolio S Class	06	2004	10.7529	12.8046	109,294
MFS Research International Portfolio S Class	06	2003	8.1871	10.7529	101,340
MFS Research International Portfolio S Class	06	2002	9.4108	8.1871	100,324
MFS Research International Portfolio S Class	06	2001	10.0000	9.4108	33,370

MFS Strategic Income Portfolio I Class	01	2008	14.2787	12.2909	0
MFS Strategic Income Portfolio I Class	01	2007	13.9376	14.2787	0
MFS Strategic Income Portfolio I Class	01	2006	13.1927	13.9376	0
MFS Strategic Income Portfolio I Class	01	2005	13.0786	13.1927	0
MFS Strategic Income Portfolio I Class	01	2004	12.2276	13.0786	0
MFS Strategic Income Portfolio I Class	01	2003	10.9410	12.2276	0
MFS Strategic Income Portfolio I Class	01	2002	10.2817	10.9410	0
MFS Strategic Income Portfolio I Class	01	2001	10.0495	10.2817	24,506
MFS Strategic Income Portfolio I Class	01	2000	10.0000	10.0495	0

MFS Strategic Income Portfolio I Class	02	2008	14.1185	12.1346	79,195
MFS Strategic Income Portfolio I Class	02	2007	13.8024	14.1185	131,825
MFS Strategic Income Portfolio I Class	02	2006	13.0845	13.8024	135,954
MFS Strategic Income Portfolio I Class	02	2005	12.9909	13.0845	156,874
MFS Strategic Income Portfolio I Class	02	2004	12.1641	12.9909	158,087
MFS Strategic Income Portfolio I Class	02	2003	10.9007	12.1641	166,494
MFS Strategic Income Portfolio I Class	02	2002	10.2595	10.9007	153,378
MFS Strategic Income Portfolio I Class	02	2001	10.0430	10.2595	162,361
MFS Strategic Income Portfolio I Class	02	2000	10.0000	10.0430	0

MFS Strategic Income Portfolio I Class	03	2008	14.0128	12.0316	52,052
MFS Strategic Income Portfolio I Class	03	2007	13.7130	14.0128	80,062
MFS Strategic Income Portfolio I Class	03	2006	13.0129	13.7130	65,317
MFS Strategic Income Portfolio I Class	03	2005	12.9329	13.0129	64,818
MFS Strategic Income Portfolio I Class	03	2004	12.1220	12.9329	68,460
MFS Strategic Income Portfolio I Class	03	2003	10.8740	12.1220	83,758
MFS Strategic Income Portfolio I Class	03	2002	10.2447	10.8740	97,924
MFS Strategic Income Portfolio I Class	03	2001	10.0387	10.2447	28,890
MFS Strategic Income Portfolio I Class	03	2000	10.0000	10.0387	0

MFS Strategic Income Portfolio I Class	04	2008	13.9601	11.9802	73,150
MFS Strategic Income Portfolio I Class	04	2007	13.6684	13.9601	170,119
MFS Strategic Income Portfolio I Class	04	2006	12.9771	13.6684	205,606
MFS Strategic Income Portfolio I Class	04	2005	12.9039	12.9771	208,742
MFS Strategic Income Portfolio I Class	04	2004	12.1010	12.9039	219,512
MFS Strategic Income Portfolio I Class	04	2003	10.8606	12.1010	239,678
MFS Strategic Income Portfolio I Class	04	2002	10.2373	10.8606	229,678
MFS Strategic Income Portfolio I Class	04	2001	10.0366	10.2373	189,968
MFS Strategic Income Portfolio I Class	04	2000	10.0000	10.0366	0

MFS Strategic Income Portfolio I Class	05	2008	13.8553	11.8781	185,304
MFS Strategic Income Portfolio I Class	05	2007	13.5796	13.8553	326,878
MFS Strategic Income Portfolio I Class	05	2006	12.9058	13.5796	367,056
MFS Strategic Income Portfolio I Class	05	2005	12.8460	12.9058	376,926
MFS Strategic Income Portfolio I Class	05	2004	12.0590	12.8460	396,767
MFS Strategic Income Portfolio I Class	05	2003	10.8339	12.0590	439,995
MFS Strategic Income Portfolio I Class	05	2002	10.2225	10.8339	389,997
MFS Strategic Income Portfolio I Class	05	2001	10.0323	10.2225	338,348
MFS Strategic Income Portfolio I Class	05	2000	10.0000	10.0323	0

MFS Strategic Income Portfolio I Class	06	2008	13.6995	11.7266	82,527
MFS Strategic Income Portfolio I Class	06	2007	13.4475	13.6995	127,769
MFS Strategic Income Portfolio I Class	06	2006	12.7997	13.4475	135,193
MFS Strategic Income Portfolio I Class	06	2005	12.7597	12.7997	148,897
MFS Strategic Income Portfolio I Class	06	2004	11.9962	12.7597	163,427
MFS Strategic Income Portfolio I Class	06	2003	10.7940	11.9962	156,596
MFS Strategic Income Portfolio I Class	06	2002	10.2003	10.7940	139,701
MFS Strategic Income Portfolio I Class	06	2001	10.0259	10.2003	94,466
MFS Strategic Income Portfolio I Class	06	2000	10.0000	10.0259	0

MFS Strategic Income Portfolio S Class	01	2008	13.8030	11.8592	0
MFS Strategic Income Portfolio S Class	01	2007	13.5062	13.8030	0
MFS Strategic Income Portfolio S Class	01	2006	12.8155	13.5062	0
MFS Strategic Income Portfolio S Class	01	2005	12.7398	12.8155	0
MFS Strategic Income Portfolio S Class	01	2004	11.9344	12.7398	0
MFS Strategic Income Portfolio S Class	01	2003	10.7177	11.9344	0
MFS Strategic Income Portfolio S Class	01	2002	10.0943	10.7177	0
MFS Strategic Income Portfolio S Class	01	2001	10.0000	10.0943	0

MFS Strategic Income Portfolio S Class	02	2008	13.6707	11.7276	84,358
MFS Strategic Income Portfolio S Class	02	2007	13.3971	13.6707	117,473
MFS Strategic Income Portfolio S Class	02	2006	12.7313	13.3971	110,226
MFS Strategic Income Portfolio S Class	02	2005	12.6752	12.7313	124,470
MFS Strategic Income Portfolio S Class	02	2004	11.8920	12.6752	130,079
MFS Strategic Income Portfolio S Class	02	2003	10.6958	11.8920	150,240
MFS Strategic Income Portfolio S Class	02	2002	10.0890	10.6958	122,526
MFS Strategic Income Portfolio S Class	02	2001	10.0000	10.0890	39,804

MFS Strategic Income Portfolio S Class	03	2008	13.5832	11.6407	0
MFS Strategic Income Portfolio S Class	03	2007	13.3249	13.5832	0
MFS Strategic Income Portfolio S Class	03	2006	12.6754	13.3249	0
MFS Strategic Income Portfolio S Class	03	2005	12.6323	12.6754	0
MFS Strategic Income Portfolio S Class	03	2004	11.8638	12.6323	0
MFS Strategic Income Portfolio S Class	03	2003	10.6813	11.8638	0
MFS Strategic Income Portfolio S Class	03	2002	10.0855	10.6813	0
MFS Strategic Income Portfolio S Class	03	2001	10.0000	10.0855	0

MFS Strategic Income Portfolio S Class	04	2008	13.5395	11.5974	73,503
MFS Strategic Income Portfolio S Class	04	2007	13.2888	13.5395	92,917
MFS Strategic Income Portfolio S Class	04	2006	12.6476	13.2888	73,415
MFS Strategic Income Portfolio S Class	04	2005	12.6109	12.6476	88,506
MFS Strategic Income Portfolio S Class	04	2004	11.8497	12.6109	78,301
MFS Strategic Income Portfolio S Class	04	2003	10.6740	11.8497	100,898
MFS Strategic Income Portfolio S Class	04	2002	10.0837	10.6740	91,947
MFS Strategic Income Portfolio S Class	04	2001	10.0000	10.0837	28,064

MFS Strategic Income Portfolio S Class	05	2008	13.4526	11.5112	33,394
MFS Strategic Income Portfolio S Class	05	2007	13.2170	13.4526	55,124
MFS Strategic Income Portfolio S Class	05	2006	12.5919	13.2170	53,337
MFS Strategic Income Portfolio S Class	05	2005	12.5681	12.5919	56,324
MFS Strategic Income Portfolio S Class	05	2004	11.8216	12.5681	54,074
MFS Strategic Income Portfolio S Class	05	2003	10.6594	11.8216	62,544
MFS Strategic Income Portfolio S Class	05	2002	10.0802	10.6594	69,454
MFS Strategic Income Portfolio S Class	05	2001	10.0000	10.0802	23,559

MFS Strategic Income Portfolio S Class	06	2008	13.3233	11.3832	74,358
MFS Strategic Income Portfolio S Class	06	2007	13.1100	13.3233	98,943
MFS Strategic Income Portfolio S Class	06	2006	12.5089	13.1100	112,056
MFS Strategic Income Portfolio S Class	06	2005	12.5043	12.5089	145,003
MFS Strategic Income Portfolio S Class	06	2004	11.7795	12.5043	197,070
MFS Strategic Income Portfolio S Class	06	2003	10.6376	11.7795	126,815
MFS Strategic Income Portfolio S Class	06	2002	10.0749	10.6376	109,164
MFS Strategic Income Portfolio S Class	06	2001	10.0000	10.0749	28,762

MFS Strategic Value Portfolio S Class	01	2008	12.2937	6.9626	0
MFS Strategic Value Portfolio S Class	01	2007	12.7529	12.2937	0
MFS Strategic Value Portfolio S Class	01	2006	11.3070	12.7529	0
MFS Strategic Value Portfolio S Class	01	2005	11.5037	11.3070	0
MFS Strategic Value Portfolio S Class	01	2004	9.8669	11.5037	0
MFS Strategic Value Portfolio S Class	01	2003	7.8467	9.8669	0
MFS Strategic Value Portfolio S Class	01	2002	10.0000	7.8467	0

MFS Strategic Value Portfolio S Class	02	2008	12.1882	6.8924	18,707
MFS Strategic Value Portfolio S Class	02	2007	12.6629	12.1882	41,788
MFS Strategic Value Portfolio S Class	02	2006	11.2441	12.6629	43,750
MFS Strategic Value Portfolio S Class	02	2005	11.4571	11.2441	53,333
MFS Strategic Value Portfolio S Class	02	2004	9.8419	11.4571	51,915
MFS Strategic Value Portfolio S Class	02	2003	7.8387	9.8419	47,299
MFS Strategic Value Portfolio S Class	02	2002	10.0000	7.8387	5,294

MFS Strategic Value Portfolio S Class	03	2008	12.1185	6.8460	0
MFS Strategic Value Portfolio S Class	03	2007	12.6032	12.1185	0
MFS Strategic Value Portfolio S Class	03	2006	11.2025	12.6032	0
MFS Strategic Value Portfolio S Class	03	2005	11.4262	11.2025	0
MFS Strategic Value Portfolio S Class	03	2004	9.8253	11.4262	0
MFS Strategic Value Portfolio S Class	03	2003	7.8334	9.8253	0
MFS Strategic Value Portfolio S Class	03	2002	10.0000	7.8334	0

MFS Strategic Value Portfolio S Class	04	2008	12.0837	6.8228	5,620
MFS Strategic Value Portfolio S Class	04	2007	12.5734	12.0837	5,550
MFS Strategic Value Portfolio S Class	04	2006	11.1816	12.5734	6,002
MFS Strategic Value Portfolio S Class	04	2005	11.4107	11.1816	11,630
MFS Strategic Value Portfolio S Class	04	2004	9.8170	11.4107	25,385
MFS Strategic Value Portfolio S Class	04	2003	7.8307	9.8170	10,000
MFS Strategic Value Portfolio S Class	04	2002	10.0000	7.8307	0

MFS Strategic Value Portfolio S Class	05	2008	12.0143	6.7767	9,024
MFS Strategic Value Portfolio S Class	05	2007	12.5140	12.0143	12,697
MFS Strategic Value Portfolio S Class	05	2006	11.1400	12.5140	19,808
MFS Strategic Value Portfolio S Class	05	2005	11.3798	11.1400	26,000
MFS Strategic Value Portfolio S Class	05	2004	9.8003	11.3798	28,333
MFS Strategic Value Portfolio S Class	05	2003	7.8254	9.8003	16,461
MFS Strategic Value Portfolio S Class	05	2002	10.0000	7.8254	6,704

MFS Strategic Value Portfolio S Class	06	2008	11.9109	6.7081	4,993
MFS Strategic Value Portfolio S Class	06	2007	12.4254	11.9109	11,132
MFS Strategic Value Portfolio S Class	06	2006	11.0779	12.4254	16,067
MFS Strategic Value Portfolio S Class	06	2005	11.3335	11.0779	15,300
MFS Strategic Value Portfolio S Class	06	2004	9.7754	11.3335	13,233
MFS Strategic Value Portfolio S Class	06	2003	7.8173	9.7754	2,266
MFS Strategic Value Portfolio S Class	06	2002	10.0000	7.8173	485

MFS Technology Portfolio I Class	01	2008	5.5285	2.6862	0
MFS Technology Portfolio I Class	01	2007	4.6453	5.5285	0
MFS Technology Portfolio I Class	01	2006	3.8468	4.6453	0
MFS Technology Portfolio I Class	01	2005	3.6590	3.8468	0
MFS Technology Portfolio I Class	01	2004	3.6081	3.6590	0
MFS Technology Portfolio I Class	01	2003	2.5066	3.6081	0
MFS Technology Portfolio I Class	01	2002	4.6876	2.5066	15,457
MFS Technology Portfolio I Class	01	2001	7.7449	4.6876	18,195
MFS Technology Portfolio I Class	01	2000	10.0000	7.7449	0

MFS Technology Portfolio I Class	02	2008	5.4663	2.6519	173,439
MFS Technology Portfolio I Class	02	2007	4.6001	5.4663	214,842
MFS Technology Portfolio I Class	02	2006	3.8151	4.6001	283,755
MFS Technology Portfolio I Class	02	2005	3.6344	3.8151	286,612
MFS Technology Portfolio I Class	02	2004	3.5892	3.6344	326,152
MFS Technology Portfolio I Class	02	2003	2.4973	3.5892	361,175
MFS Technology Portfolio I Class	02	2002	4.6773	2.4973	332,027
MFS Technology Portfolio I Class	02	2001	7.7398	4.6773	443,519
MFS Technology Portfolio I Class	02	2000	10.0000	7.7398	0

MFS Technology Portfolio I Class	03	2008	5.4253	2.6294	53,703
MFS Technology Portfolio I Class	03	2007	4.5702	5.4253	53,959
MFS Technology Portfolio I Class	03	2006	3.7942	4.5702	54,203
MFS Technology Portfolio I Class	03	2005	3.6181	3.7942	29,789
MFS Technology Portfolio I Class	03	2004	3.5768	3.6181	34,093
MFS Technology Portfolio I Class	03	2003	2.4912	3.5768	34,336
MFS Technology Portfolio I Class	03	2002	4.6705	2.4912	44,676
MFS Technology Portfolio I Class	03	2001	7.7364	4.6705	46,368
MFS Technology Portfolio I Class	03	2000	10.0000	7.7364	0

MFS Technology Portfolio I Class	04	2008	5.4048	2.6181	124,011
MFS Technology Portfolio I Class	04	2007	4.5553	5.4048	220,321
MFS Technology Portfolio I Class	04	2006	3.7837	4.5553	267,060
MFS Technology Portfolio I Class	04	2005	3.6099	3.7837	293,031
MFS Technology Portfolio I Class	04	2004	3.5705	3.6099	358,077
MFS Technology Portfolio I Class	04	2003	2.4881	3.5705	417,202
MFS Technology Portfolio I Class	04	2002	4.6671	2.4881	391,228
MFS Technology Portfolio I Class	04	2001	7.7347	4.6671	546,351
MFS Technology Portfolio I Class	04	2000	10.0000	7.7347	0

MFS Technology Portfolio I Class	05	2008	5.3642	2.5958	371,703
MFS Technology Portfolio I Class	05	2007	4.5256	5.3642	523,305
MFS Technology Portfolio I Class	05	2006	3.7629	4.5256	658,473
MFS Technology Portfolio I Class	05	2005	3.5937	3.7629	770,574
MFS Technology Portfolio I Class	05	2004	3.5581	3.5937	970,660
MFS Technology Portfolio I Class	05	2003	2.4819	3.5581	1,063,824
MFS Technology Portfolio I Class	05	2002	4.6602	2.4819	1,106,441
MFS Technology Portfolio I Class	05	2001	7.7313	4.6602	1,328,675
MFS Technology Portfolio I Class	05	2000	10.0000	7.7313	0

MFS Technology Portfolio I Class	06	2008	5.3037	2.5625	155,156
MFS Technology Portfolio I Class	06	2007	4.4814	5.3037	222,536
MFS Technology Portfolio I Class	06	2006	3.7318	4.4814	266,930
MFS Technology Portfolio I Class	06	2005	3.5694	3.7318	291,267
MFS Technology Portfolio I Class	06	2004	3.5394	3.5694	349,183
MFS Technology Portfolio I Class	06	2003	2.4727	3.5394	384,036
MFS Technology Portfolio I Class	06	2002	4.6500	2.4727	388,335
MFS Technology Portfolio I Class	06	2001	7.7263	4.6500	475,894
MFS Technology Portfolio I Class	06	2000	10.0000	7.7263	0

MFS Technology Portfolio S Class	01	2008	11.2805	5.4617	0
MFS Technology Portfolio S Class	01	2007	9.4959	11.2805	0
MFS Technology Portfolio S Class	01	2006	7.8883	9.4959	0
MFS Technology Portfolio S Class	01	2005	7.5150	7.8883	0
MFS Technology Portfolio S Class	01	2004	7.4448	7.5150	0
MFS Technology Portfolio S Class	01	2003	5.1733	7.4448	0
MFS Technology Portfolio S Class	01	2002	9.7453	5.1733	0
MFS Technology Portfolio S Class	01	2001	10.0000	9.7453	0

MFS Technology Portfolio S Class	02	2008	11.1723	5.4010	18,547
MFS Technology Portfolio S Class	02	2007	9.4191	11.1723	22,351
MFS Technology Portfolio S Class	02	2006	7.8364	9.4191	21,961
MFS Technology Portfolio S Class	02	2005	7.4769	7.8364	23,928
MFS Technology Portfolio S Class	02	2004	7.4183	7.4769	36,835
MFS Technology Portfolio S Class	02	2003	5.1627	7.4183	30,156
MFS Technology Portfolio S Class	02	2002	9.7401	5.1627	23,128
MFS Technology Portfolio S Class	02	2001	10.0000	9.7401	12,839

MFS Technology Portfolio S Class	03	2008	11.1008	5.3610	0
MFS Technology Portfolio S Class	03	2007	9.3683	11.1008	0
MFS Technology Portfolio S Class	03	2006	7.8020	9.3683	0
MFS Technology Portfolio S Class	03	2005	7.4516	7.8020	0
MFS Technology Portfolio S Class	03	2004	7.4007	7.4516	0
MFS Technology Portfolio S Class	03	2003	5.1557	7.4007	0
MFS Technology Portfolio S Class	03	2002	9.7367	5.1557	0
MFS Technology Portfolio S Class	03	2001	10.0000	9.7367	0

MFS Technology Portfolio S Class	04	2008	11.0651	5.3410	15,131
MFS Technology Portfolio S Class	04	2007	9.3430	11.0651	14,559
MFS Technology Portfolio S Class	04	2006	7.7849	9.3430	20,558
MFS Technology Portfolio S Class	04	2005	7.4389	7.7849	22,796
MFS Technology Portfolio S Class	04	2004	7.3919	7.4389	25,376
MFS Technology Portfolio S Class	04	2003	5.1522	7.3919	30,968
MFS Technology Portfolio S Class	04	2002	9.7350	5.1522	19,642
MFS Technology Portfolio S Class	04	2001	10.0000	9.7350	5,303

MFS Technology Portfolio S Class	05	2008	10.9940	5.3013	19,323
MFS Technology Portfolio S Class	05	2007	9.2924	10.9940	25,044
MFS Technology Portfolio S Class	05	2006	7.7506	9.2924	26,156
MFS Technology Portfolio S Class	05	2005	7.4137	7.7506	32,386
MFS Technology Portfolio S Class	05	2004	7.3743	7.4137	33,865
MFS Technology Portfolio S Class	05	2003	5.1451	7.3743	36,285
MFS Technology Portfolio S Class	05	2002	9.7316	5.1451	26,129
MFS Technology Portfolio S Class	05	2001	10.0000	9.7316	11,096

MFS Technology Portfolio S Class	06	2008	10.8883	5.2423	26,277
MFS Technology Portfolio S Class	06	2007	9.2171	10.8883	35,769
MFS Technology Portfolio S Class	06	2006	7.6995	9.2171	35,319
MFS Technology Portfolio S Class	06	2005	7.3760	7.6995	41,887
MFS Technology Portfolio S Class	06	2004	7.3480	7.3760	54,394
MFS Technology Portfolio S Class	06	2003	5.1345	7.3480	60,486
MFS Technology Portfolio S Class	06	2002	9.7264	5.1345	46,358
MFS Technology Portfolio S Class	06	2001	10.0000	9.7264	15,967

MFS Total Return Portfolio I Class	01	2008	15.5945	12.1112	0
MFS Total Return Portfolio I Class	01	2007	15.1004	15.5945	0
MFS Total Return Portfolio I Class	01	2006	13.5913	15.1004	0
MFS Total Return Portfolio I Class	01	2005	13.3254	13.5913	0
MFS Total Return Portfolio I Class	01	2004	12.0752	13.3254	61,545
MFS Total Return Portfolio I Class	01	2003	10.4115	12.0752	61,446
MFS Total Return Portfolio I Class	01	2002	11.1541	10.4115	57,958
MFS Total Return Portfolio I Class	01	2001	11.2101	11.1541	15,205
MFS Total Return Portfolio I Class	01	2000	10.0000	11.2101	0

MFS Total Return Portfolio I Class	02	2008	15.4196	11.9570	731,648
MFS Total Return Portfolio I Class	02	2007	14.9537	15.4196	1,256,770
MFS Total Return Portfolio I Class	02	2006	13.4798	14.9537	1,487,497
MFS Total Return Portfolio I Class	02	2005	13.2360	13.4798	1,741,474
MFS Total Return Portfolio I Class	02	2004	12.0125	13.2360	1,833,489
MFS Total Return Portfolio I Class	02	2003	10.3731	12.0125	1,931,208
MFS Total Return Portfolio I Class	02	2002	11.1299	10.3731	1,996,722
MFS Total Return Portfolio I Class	02	2001	11.2028	11.1299	1,814,986
MFS Total Return Portfolio I Class	02	2000	10.0000	11.2028	0

MFS Total Return Portfolio I Class	03	2008	15.3041	11.8554	19,352
MFS Total Return Portfolio I Class	03	2007	14.8568	15.3041	23,440
MFS Total Return Portfolio I Class	03	2006	13.4059	14.8568	23,655
MFS Total Return Portfolio I Class	03	2005	13.1768	13.4059	33,019
MFS Total Return Portfolio I Class	03	2004	11.9709	13.1768	36,531
MFS Total Return Portfolio I Class	03	2003	10.3477	11.9709	99,853
MFS Total Return Portfolio I Class	03	2002	11.1138	10.3477	80,813
MFS Total Return Portfolio I Class	03	2001	11.1980	11.1138	87,756
MFS Total Return Portfolio I Class	03	2000	10.0000	11.1980	0

MFS Total Return Portfolio I Class	04	2008	15.2465	11.8048	923,656
MFS Total Return Portfolio I Class	04	2007	14.8085	15.2465	1,400,015
MFS Total Return Portfolio I Class	04	2006	13.3691	14.8085	1,634,447
MFS Total Return Portfolio I Class	04	2005	13.1472	13.3691	1,874,981
MFS Total Return Portfolio I Class	04	2004	11.9501	13.1472	2,098,700
MFS Total Return Portfolio I Class	04	2003	10.3349	11.9501	2,197,855
MFS Total Return Portfolio I Class	04	2002	11.1058	10.3349	2,203,584
MFS Total Return Portfolio I Class	04	2001	11.1956	11.1058	1,975,555
MFS Total Return Portfolio I Class	04	2000	10.0000	11.1956	0

MFS Total Return Portfolio I Class	05	2008	15.1320	11.7042	1,659,616
MFS Total Return Portfolio I Class	05	2007	14.7123	15.1320	2,652,554
MFS Total Return Portfolio I Class	05	2006	13.2956	14.7123	3,123,284
MFS Total Return Portfolio I Class	05	2005	13.0882	13.2956	3,545,429
MFS Total Return Portfolio I Class	05	2004	11.9086	13.0882	3,642,030
MFS Total Return Portfolio I Class	05	2003	10.3095	11.9086	3,689,075
MFS Total Return Portfolio I Class	05	2002	11.0897	10.3095	3,762,588
MFS Total Return Portfolio I Class	05	2001	11.1908	11.0897	3,267,013
MFS Total Return Portfolio I Class	05	2000	10.0000	11.1908	0

MFS Total Return Portfolio I Class	06	2008	14.9618	11.5549	754,851
MFS Total Return Portfolio I Class	06	2007	14.5691	14.9618	1,108,966
MFS Total Return Portfolio I Class	06	2006	13.1862	14.5691	1,281,729
MFS Total Return Portfolio I Class	06	2005	13.0003	13.1862	1,434,013
MFS Total Return Portfolio I Class	06	2004	11.8466	13.0003	1,472,580
MFS Total Return Portfolio I Class	06	2003	10.2714	11.8466	1,567,034
MFS Total Return Portfolio I Class	06	2002	11.0656	10.2714	1,613,058
MFS Total Return Portfolio I Class	06	2001	11.1836	11.0656	1,345,336
MFS Total Return Portfolio I Class	06	2000	10.0000	11.1836	0

MFS Total Return Portfolio S Class	01	2008	13.7450	10.6490	6,355
MFS Total Return Portfolio S Class	01	2007	13.3410	13.7450	7,076
MFS Total Return Portfolio S Class	01	2006	12.0415	13.3410	7,524
MFS Total Return Portfolio S Class	01	2005	11.8301	12.0415	70,371
MFS Total Return Portfolio S Class	01	2004	10.7517	11.8301	72,883
MFS Total Return Portfolio S Class	01	2003	9.2956	10.7517	52,090
MFS Total Return Portfolio S Class	01	2002	9.9765	9.2956	40,484
MFS Total Return Portfolio S Class	01	2001	10.0000	9.9765	0

MFS Total Return Portfolio S Class	02	2008	13.6131	10.5307	895,059
MFS Total Return Portfolio S Class	02	2007	13.2332	13.6131	1,281,364
MFS Total Return Portfolio S Class	02	2006	11.9623	13.2332	1,457,440
MFS Total Return Portfolio S Class	02	2005	11.7701	11.9623	1,618,166
MFS Total Return Portfolio S Class	02	2004	10.7135	11.7701	1,664,485
MFS Total Return Portfolio S Class	02	2003	9.2766	10.7135	1,685,029
MFS Total Return Portfolio S Class	02	2002	9.9713	9.2766	1,631,383
MFS Total Return Portfolio S Class	02	2001	10.0000	9.9713	374,067

MFS Total Return Portfolio S Class	03	2008	13.5261	10.4528	0
MFS Total Return Portfolio S Class	03	2007	13.1620	13.5261	0
MFS Total Return Portfolio S Class	03	2006	11.9099	13.1620	0
MFS Total Return Portfolio S Class	03	2005	11.7303	11.9099	0
MFS Total Return Portfolio S Class	03	2004	10.6881	11.7303	0
MFS Total Return Portfolio S Class	03	2003	9.2640	10.6881	0
MFS Total Return Portfolio S Class	03	2002	9.9678	9.2640	0
MFS Total Return Portfolio S Class	03	2001	10.0000	9.9678	0

MFS Total Return Portfolio S Class	04	2008	13.4826	10.4139	587,360
MFS Total Return Portfolio S Class	04	2007	13.1263	13.4826	782,680
MFS Total Return Portfolio S Class	04	2006	11.8836	13.1263	997,801
MFS Total Return Portfolio S Class	04	2005	11.7104	11.8836	1,168,799
MFS Total Return Portfolio S Class	04	2004	10.6754	11.7104	1,196,281
MFS Total Return Portfolio S Class	04	2003	9.2577	10.6754	1,216,753
MFS Total Return Portfolio S Class	04	2002	9.9661	9.2577	1,116,530
MFS Total Return Portfolio S Class	04	2001	10.0000	9.9661	280,851

MFS Total Return Portfolio S Class	05	2008	13.3960	10.3364	607,127
MFS Total Return Portfolio S Class	05	2007	13.0554	13.3960	781,368
MFS Total Return Portfolio S Class	05	2006	11.8313	13.0554	836,963
MFS Total Return Portfolio S Class	05	2005	11.6707	11.8313	942,898
MFS Total Return Portfolio S Class	05	2004	10.6500	11.6707	1,036,307
MFS Total Return Portfolio S Class	05	2003	9.2451	10.6500	1,099,715
MFS Total Return Portfolio S Class	05	2002	9.9626	9.2451	1,071,308
MFS Total Return Portfolio S Class	05	2001	10.0000	9.9626	350,483

MFS Total Return Portfolio S Class	06	2008	13.2672	10.2214	849,241
MFS Total Return Portfolio S Class	06	2007	12.9496	13.2672	1,094,893
MFS Total Return Portfolio S Class	06	2006	11.7533	12.9496	1,245,578
MFS Total Return Portfolio S Class	06	2005	11.6114	11.7533	1,479,631
MFS Total Return Portfolio S Class	06	2004	10.6121	11.6114	1,576,533
MFS Total Return Portfolio S Class	06	2003	9.2261	10.6121	1,592,618
MFS Total Return Portfolio S Class	06	2002	9.9573	9.2261	1,520,723
MFS Total Return Portfolio S Class	06	2001	10.0000	9.9573	331,867

MFS Utilities Portfolio I Class	01	2008	18.4633	11.5036	0
MFS Utilities Portfolio I Class	01	2007	14.5053	18.4633	0
MFS Utilities Portfolio I Class	01	2006	11.0758	14.5053	0
MFS Utilities Portfolio I Class	01	2005	9.5380	11.0758	0
MFS Utilities Portfolio I Class	01	2004	7.3900	9.5380	0
MFS Utilities Portfolio I Class	01	2003	5.4783	7.3900	0
MFS Utilities Portfolio I Class	01	2002	7.2670	5.4783	0
MFS Utilities Portfolio I Class	01	2001	9.6987	7.2670	23,798
MFS Utilities Portfolio I Class	01	2000	10.0000	9.6987	0

MFS Utilities Portfolio I Class	02	2008	18.2555	11.3568	344,375
MFS Utilities Portfolio I Class	02	2007	14.3639	18.2555	578,318
MFS Utilities Portfolio I Class	02	2006	10.9844	14.3639	870,936
MFS Utilities Portfolio I Class	02	2005	9.4736	10.9844	801,790
MFS Utilities Portfolio I Class	02	2004	7.3513	9.4736	838,147
MFS Utilities Portfolio I Class	02	2003	5.4579	7.3513	914,416
MFS Utilities Portfolio I Class	02	2002	7.2510	5.4579	1,041,505
MFS Utilities Portfolio I Class	02	2001	9.6921	7.2510	1,458,430
MFS Utilities Portfolio I Class	02	2000	10.0000	9.6921	0

MFS Utilities Portfolio I Class	03	2008	18.1184	11.2600	57,981
MFS Utilities Portfolio I Class	03	2007	14.2705	18.1184	63,299
MFS Utilities Portfolio I Class	03	2006	10.9240	14.2705	100,049
MFS Utilities Portfolio I Class	03	2005	9.4310	10.9240	98,794
MFS Utilities Portfolio I Class	03	2004	7.3256	9.4310	118,989
MFS Utilities Portfolio I Class	03	2003	5.4443	7.3256	120,772
MFS Utilities Portfolio I Class	03	2002	7.2403	5.4443	139,607
MFS Utilities Portfolio I Class	03	2001	9.6877	7.2403	155,862
MFS Utilities Portfolio I Class	03	2000	10.0000	9.6877	0

MFS Utilities Portfolio I Class	04	2008	18.0500	11.2118	404,734
MFS Utilities Portfolio I Class	04	2007	14.2238	18.0500	667,824
MFS Utilities Portfolio I Class	04	2006	10.8938	14.2238	771,012
MFS Utilities Portfolio I Class	04	2005	9.4097	10.8938	910,979
MFS Utilities Portfolio I Class	04	2004	7.3128	9.4097	968,864
MFS Utilities Portfolio I Class	04	2003	5.4375	7.3128	1,075,912
MFS Utilities Portfolio I Class	04	2002	7.2349	5.4375	1,235,628
MFS Utilities Portfolio I Class	04	2001	9.6855	7.2349	1,752,322
MFS Utilities Portfolio I Class	04	2000	10.0000	9.6855	0

MFS Utilities Portfolio I Class	05	2008	17.9140	11.1160	836,650
MFS Utilities Portfolio I Class	05	2007	14.1311	17.9140	1,223,634
MFS Utilities Portfolio I Class	05	2006	10.8337	14.1311	1,526,747
MFS Utilities Portfolio I Class	05	2005	9.3672	10.8337	1,694,129
MFS Utilities Portfolio I Class	05	2004	7.2872	9.3672	1,814,554
MFS Utilities Portfolio I Class	05	2003	5.4240	7.2872	1,991,221
MFS Utilities Portfolio I Class	05	2002	7.2243	5.4240	2,028,333
MFS Utilities Portfolio I Class	05	2001	9.6811	7.2243	2,719,237
MFS Utilities Portfolio I Class	05	2000	10.0000	9.6811	0

MFS Utilities Portfolio I Class	06	2008	17.7118	10.9737	347,328
MFS Utilities Portfolio I Class	06	2007	13.9929	17.7118	500,403
MFS Utilities Portfolio I Class	06	2006	10.7441	13.9929	607,598
MFS Utilities Portfolio I Class	06	2005	9.3039	10.7441	678,165
MFS Utilities Portfolio I Class	06	2004	7.2489	9.3039	708,717
MFS Utilities Portfolio I Class	06	2003	5.4037	7.2489	779,709
MFS Utilities Portfolio I Class	06	2002	7.2083	5.4037	819,073
MFS Utilities Portfolio I Class	06	2001	9.6745	7.2083	1,030,235
MFS Utilities Portfolio I Class	06	2000	10.0000	9.6745	0

MFS Utilities Portfolio S Class	01	2008	22.3515	13.8837	5,345
MFS Utilities Portfolio S Class	01	2007	17.6005	22.3515	5,951
MFS Utilities Portfolio S Class	01	2006	13.4719	17.6005	6,328
MFS Utilities Portfolio S Class	01	2005	11.6332	13.4719	6,328
MFS Utilities Portfolio S Class	01	2004	9.0382	11.6332	6,328
MFS Utilities Portfolio S Class	01	2003	6.7113	9.0382	6,328
MFS Utilities Portfolio S Class	01	2002	8.9376	6.7113	6,401
MFS Utilities Portfolio S Class	01	2001	10.0000	8.9376	0

MFS Utilities Portfolio S Class	02	2008	22.1371	13.7296	109,709
MFS Utilities Portfolio S Class	02	2007	17.4583	22.1371	183,201
MFS Utilities Portfolio S Class	02	2006	13.3833	17.4583	193,141
MFS Utilities Portfolio S Class	02	2005	11.5742	13.3833	182,600
MFS Utilities Portfolio S Class	02	2004	9.0060	11.5742	167,564
MFS Utilities Portfolio S Class	02	2003	6.6976	9.0060	186,540
MFS Utilities Portfolio S Class	02	2002	8.9329	6.6976	184,744
MFS Utilities Portfolio S Class	02	2001	10.0000	8.9329	84,371

MFS Utilities Portfolio S Class	03	2008	21.9955	13.6279	0
MFS Utilities Portfolio S Class	03	2007	17.3642	21.9955	0
MFS Utilities Portfolio S Class	03	2006	13.3246	17.3642	0
MFS Utilities Portfolio S Class	03	2005	11.5350	13.3246	0
MFS Utilities Portfolio S Class	03	2004	8.9846	11.5350	0
MFS Utilities Portfolio S Class	03	2003	6.6885	8.9846	0
MFS Utilities Portfolio S Class	03	2002	8.9298	6.6885	0
MFS Utilities Portfolio S Class	03	2001	10.0000	8.9298	0

MFS Utilities Portfolio S Class	04	2008	21.9249	13.5772	111,785
MFS Utilities Portfolio S Class	04	2007	17.3172	21.9249	169,200
MFS Utilities Portfolio S Class	04	2006	13.2953	17.3172	186,700
MFS Utilities Portfolio S Class	04	2005	11.5155	13.2953	177,821
MFS Utilities Portfolio S Class	04	2004	8.9740	11.5155	169,319
MFS Utilities Portfolio S Class	04	2003	6.6839	8.9740	170,444
MFS Utilities Portfolio S Class	04	2002	8.9282	6.6839	171,534
MFS Utilities Portfolio S Class	04	2001	10.0000	8.9282	80,157

MFS Utilities Portfolio S Class	05	2008	21.7842	13.4763	118,959
MFS Utilities Portfolio S Class	05	2007	17.2237	21.7842	160,286
MFS Utilities Portfolio S Class	05	2006	13.2369	17.2237	172,578
MFS Utilities Portfolio S Class	05	2005	11.4764	13.2369	183,109
MFS Utilities Portfolio S Class	05	2004	8.9526	11.4764	191,980
MFS Utilities Portfolio S Class	05	2003	6.6748	8.9526	197,553
MFS Utilities Portfolio S Class	05	2002	8.9251	6.6748	166,262
MFS Utilities Portfolio S Class	05	2001	10.0000	8.9251	63,193

MFS Utilities Portfolio S Class	06	2008	21.5747	13.3263	184,332
MFS Utilities Portfolio S Class	06	2007	17.0842	21.5747	231,413
MFS Utilities Portfolio S Class	06	2006	13.1496	17.0842	232,352
MFS Utilities Portfolio S Class	06	2005	11.4181	13.1496	253,074
MFS Utilities Portfolio S Class	06	2004	8.9207	11.4181	262,312
MFS Utilities Portfolio S Class	06	2003	6.6611	8.9207	274,499
MFS Utilities Portfolio S Class	06	2002	8.9204	6.6611	275,249
MFS Utilities Portfolio S Class	06	2001	10.0000	8.9204	104,577

MFS Value Portfolio I Class	01	2008	18.2398	12.1623	0
MFS Value Portfolio I Class	01	2007	17.0721	18.2398	0
MFS Value Portfolio I Class	01	2006	14.2563	17.0721	0
MFS Value Portfolio I Class	01	2005	13.5087	14.2563	0
MFS Value Portfolio I Class	01	2004	11.8120	13.5087	22,644
MFS Value Portfolio I Class	01	2003	9.5210	11.8120	0
MFS Value Portfolio I Class	01	2002	11.1280	9.5210	23,526
MFS Value Portfolio I Class	01	2001	12.1507	11.1280	24,071
MFS Value Portfolio I Class	01	2000	10.0000	12.1507	0

MFS Value Portfolio I Class	02	2008	18.0350	12.0074	346,876
MFS Value Portfolio I Class	02	2007	16.9061	18.0350	556,141
MFS Value Portfolio I Class	02	2006	14.1391	16.9061	665,682
MFS Value Portfolio I Class	02	2005	13.4180	14.1391	864,916
MFS Value Portfolio I Class	02	2004	11.7506	13.4180	873,417
MFS Value Portfolio I Class	02	2003	9.4859	11.7506	728,480
MFS Value Portfolio I Class	02	2002	11.1037	9.4859	798,402
MFS Value Portfolio I Class	02	2001	12.1428	11.1037	761,810
MFS Value Portfolio I Class	02	2000	10.0000	12.1428	0

MFS Value Portfolio I Class	03	2008	17.8999	11.9054	29,196
MFS Value Portfolio I Class	03	2007	16.7965	17.8999	101,563
MFS Value Portfolio I Class	03	2006	14.0616	16.7965	184,968
MFS Value Portfolio I Class	03	2005	13.3579	14.0616	217,101
MFS Value Portfolio I Class	03	2004	11.7098	13.3579	210,433
MFS Value Portfolio I Class	03	2003	9.4625	11.7098	196,432
MFS Value Portfolio I Class	03	2002	11.0876	9.4625	209,708
MFS Value Portfolio I Class	03	2001	12.1375	11.0876	201,491
MFS Value Portfolio I Class	03	2000	10.0000	12.1375	0

MFS Value Portfolio I Class	04	2008	17.8325	11.8545	422,732
MFS Value Portfolio I Class	04	2007	16.7418	17.8325	724,038
MFS Value Portfolio I Class	04	2006	14.0229	16.7418	885,209
MFS Value Portfolio I Class	04	2005	13.3279	14.0229	1,004,386
MFS Value Portfolio I Class	04	2004	11.6894	13.3279	1,064,563
MFS Value Portfolio I Class	04	2003	9.4508	11.6894	1,096,909
MFS Value Portfolio I Class	04	2002	11.0796	9.4508	1,076,900
MFS Value Portfolio I Class	04	2001	12.1349	11.0796	1,045,431
MFS Value Portfolio I Class	04	2000	10.0000	12.1349	0

MFS Value Portfolio I Class	05	2008	17.6984	11.7534	882,577
MFS Value Portfolio I Class	05	2007	16.6329	17.6984	1,430,835
MFS Value Portfolio I Class	05	2006	13.9458	16.6329	1,800,972
MFS Value Portfolio I Class	05	2005	13.2680	13.9458	2,022,385
MFS Value Portfolio I Class	05	2004	11.6487	13.2680	2,126,853
MFS Value Portfolio I Class	05	2003	9.4275	11.6487	2,237,046
MFS Value Portfolio I Class	05	2002	11.0634	9.4275	2,289,774
MFS Value Portfolio I Class	05	2001	12.1296	11.0634	2,162,824
MFS Value Portfolio I Class	05	2000	10.0000	12.1296	0

MFS Value Portfolio I Class	06	2008	17.4992	11.6033	374,328
MFS Value Portfolio I Class	06	2007	16.4709	17.4992	565,181
MFS Value Portfolio I Class	06	2006	13.8309	16.4709	679,200
MFS Value Portfolio I Class	06	2005	13.1787	13.8309	742,489
MFS Value Portfolio I Class	06	2004	11.5880	13.1787	798,989
MFS Value Portfolio I Class	06	2003	9.3926	11.5880	802,335
MFS Value Portfolio I Class	06	2002	11.0393	9.3926	772,979
MFS Value Portfolio I Class	06	2001	12.1217	11.0393	653,988
MFS Value Portfolio I Class	06	2000	10.0000	12.1217	0

MFS Value Portfolio S Class	01	2008	15.8401	10.5270	7,900
MFS Value Portfolio S Class	01	2007	14.8608	15.8401	10,358
MFS Value Portfolio S Class	01	2006	12.4403	14.8608	12,646
MFS Value Portfolio S Class	01	2005	11.8162	12.4403	15,693
MFS Value Portfolio S Class	01	2004	10.3627	11.8162	18,613
MFS Value Portfolio S Class	01	2003	8.3680	10.3627	22,153
MFS Value Portfolio S Class	01	2002	9.8049	8.3680	41,705
MFS Value Portfolio S Class	01	2001	10.0000	9.8049	0

MFS Value Portfolio S Class	02	2008	15.6882	10.4101	272,536
MFS Value Portfolio S Class	02	2007	14.7407	15.6882	410,886
MFS Value Portfolio S Class	02	2006	12.3585	14.7407	486,962
MFS Value Portfolio S Class	02	2005	11.7563	12.3585	520,698
MFS Value Portfolio S Class	02	2004	10.3258	11.7563	572,764
MFS Value Portfolio S Class	02	2003	8.3509	10.3258	593,073
MFS Value Portfolio S Class	02	2002	9.7998	8.3509	539,530
MFS Value Portfolio S Class	02	2001	10.0000	9.7998	151,651

MFS Value Portfolio S Class	03	2008	15.5878	10.3330	0
MFS Value Portfolio S Class	03	2007	14.6613	15.5878	0
MFS Value Portfolio S Class	03	2006	12.3043	14.6613	0
MFS Value Portfolio S Class	03	2005	11.7166	12.3043	0
MFS Value Portfolio S Class	03	2004	10.3014	11.7166	0
MFS Value Portfolio S Class	03	2003	8.3396	10.3014	0
MFS Value Portfolio S Class	03	2002	9.7963	8.3396	0
MFS Value Portfolio S Class	03	2001	10.0000	9.7963	0

MFS Value Portfolio S Class	04	2008	15.5377	10.2945	215,210
MFS Value Portfolio S Class	04	2007	14.6216	15.5377	297,776
MFS Value Portfolio S Class	04	2006	12.2773	14.6216	344,425
MFS Value Portfolio S Class	04	2005	11.6967	12.2773	365,277
MFS Value Portfolio S Class	04	2004	10.2891	11.6967	418,509
MFS Value Portfolio S Class	04	2003	8.3339	10.2891	417,138
MFS Value Portfolio S Class	04	2002	9.7946	8.3339	355,617
MFS Value Portfolio S Class	04	2001	10.0000	9.7946	112,398

MFS Value Portfolio S Class	05	2008	15.4379	10.2180	279,356
MFS Value Portfolio S Class	05	2007	14.5426	15.4379	398,392
MFS Value Portfolio S Class	05	2006	12.2232	14.5426	413,589
MFS Value Portfolio S Class	05	2005	11.6570	12.2232	476,130
MFS Value Portfolio S Class	05	2004	10.2646	11.6570	485,707
MFS Value Portfolio S Class	05	2003	8.3225	10.2646	474,717
MFS Value Portfolio S Class	05	2002	9.7912	8.3225	488,034
MFS Value Portfolio S Class	05	2001	10.0000	9.7912	146,164

MFS Value Portfolio S Class	06	2008	15.2895	10.1043	320,195
MFS Value Portfolio S Class	06	2007	14.4248	15.2895	431,664
MFS Value Portfolio S Class	06	2006	12.1426	14.4248	496,712
MFS Value Portfolio S Class	06	2005	11.5977	12.1426	584,443
MFS Value Portfolio S Class	06	2004	10.2280	11.5977	651,114
MFS Value Portfolio S Class	06	2003	8.3054	10.2280	691,788
MFS Value Portfolio S Class	06	2002	9.7860	8.3054	711,007
MFS Value Portfolio S Class	06	2001	10.0000	9.7860	200,083

MFS/Sun Life Core Equity Series	01	2008	12.6900	7.7100	55,439
MFS/Sun Life Core Equity Series	01	2007	11.7913	12.6900	55,439
MFS/Sun Life Core Equity Series	01	2006	10.4716	11.7913	22,493
MFS/Sun Life Core Equity Series	01	2005	9.9263	10.4716	22,493
MFS/Sun Life Core Equity Series	01	2004	8.7470	9.9263	22,493
MFS/Sun Life Core Equity Series	01	2003	6.9099	8.7470	0
MFS/Sun Life Core Equity Series	01	2002	8.8805	6.9099	0
MFS/Sun Life Core Equity Series	01	2001	10.0679	8.8805	0
MFS/Sun Life Core Equity Series	01	2000	10.0000	10.0679	0

MFS/Sun Life Core Equity Series	02	2008	12.5479	7.6120	322,373
MFS/Sun Life Core Equity Series	02	2007	11.6770	12.5479	494,248
MFS/Sun Life Core Equity Series	02	2006	10.3858	11.6770	177,664
MFS/Sun Life Core Equity Series	02	2005	9.8599	10.3858	180,355
MFS/Sun Life Core Equity Series	02	2004	8.7018	9.8599	170,032
MFS/Sun Life Core Equity Series	02	2003	6.8846	8.7018	170,427
MFS/Sun Life Core Equity Series	02	2002	8.8614	6.8846	191,207
MFS/Sun Life Core Equity Series	02	2001	10.0616	8.8614	195,186
MFS/Sun Life Core Equity Series	02	2000	10.0000	10.0616	0

MFS/Sun Life Core Equity Series	03	2008	12.4541	7.5474	39,542
MFS/Sun Life Core Equity Series	03	2007	11.6015	12.4541	84,526
MFS/Sun Life Core Equity Series	03	2006	10.3291	11.6015	10,648
MFS/Sun Life Core Equity Series	03	2005	9.8159	10.3291	11,099
MFS/Sun Life Core Equity Series	03	2004	8.6717	9.8159	11,570
MFS/Sun Life Core Equity Series	03	2003	6.8677	8.6717	12,020
MFS/Sun Life Core Equity Series	03	2002	8.8487	6.8677	12,495
MFS/Sun Life Core Equity Series	03	2001	10.0574	8.8487	11,465
MFS/Sun Life Core Equity Series	03	2000	10.0000	10.0574	0

MFS/Sun Life Core Equity Series	04	2008	12.4073	7.5152	378,090
MFS/Sun Life Core Equity Series	04	2007	11.5638	12.4073	626,812
MFS/Sun Life Core Equity Series	04	2006	10.3007	11.5638	291,308
MFS/Sun Life Core Equity Series	04	2005	9.7939	10.3007	266,537
MFS/Sun Life Core Equity Series	04	2004	8.6567	9.7939	270,622
MFS/Sun Life Core Equity Series	04	2003	6.8593	8.6567	233,006
MFS/Sun Life Core Equity Series	04	2002	8.8423	6.8593	241,574
MFS/Sun Life Core Equity Series	04	2001	10.0553	8.8423	313,472
MFS/Sun Life Core Equity Series	04	2000	10.0000	10.0553	0

MFS/Sun Life Core Equity Series	05	2008	12.3142	7.4512	884,830
MFS/Sun Life Core Equity Series	05	2007	11.4888	12.3142	1,342,692
MFS/Sun Life Core Equity Series	05	2006	10.2442	11.4888	464,939
MFS/Sun Life Core Equity Series	05	2005	9.7501	10.2442	506,816
MFS/Sun Life Core Equity Series	05	2004	8.6267	9.7501	536,791
MFS/Sun Life Core Equity Series	05	2003	6.8425	8.6267	465,972
MFS/Sun Life Core Equity Series	05	2002	8.8296	6.8425	432,027
MFS/Sun Life Core Equity Series	05	2001	10.0511	8.8296	459,458
MFS/Sun Life Core Equity Series	05	2000	10.0000	10.0511	0

MFS/Sun Life Core Equity Series	06	2008	12.1759	7.3563	357,853
MFS/Sun Life Core Equity Series	06	2007	11.3772	12.1759	514,888
MFS/Sun Life Core Equity Series	06	2006	10.1601	11.3772	228,415
MFS/Sun Life Core Equity Series	06	2005	9.6847	10.1601	232,419
MFS/Sun Life Core Equity Series	06	2004	8.5820	9.6847	259,957
MFS/Sun Life Core Equity Series	06	2003	6.8174	8.5820	237,294
MFS/Sun Life Core Equity Series	06	2002	8.8106	6.8174	182,197
MFS/Sun Life Core Equity Series	06	2001	10.0448	8.8106	185,276
MFS/Sun Life Core Equity Series	06	2000	10.0000	10.0448	0

PROSPECTUS
MAY 1, 2009
FUTURITY III

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

You may choose among a number of variable investment options and fixed interest options. The variable options are Sub-Accounts in the Variable Account, each of which invests in one of the following funds (the "Funds"):

Large-Cap Equity Funds	International/Global Equity Funds (continued)
AIM V.I. Capital Appreciation Fund, Series 1	Fidelity Variable Insurance Products Fund Overseas Portfolio, Service Class 2
AIM V.I. Core Equity Fund, Series 1	Templeton Foreign Securities Fund – Class 2
Alger American Income & Growth Portfolio, Class O1	Templeton Growth Securities Fund – Class 2
AllianceBernstein Growth and Income Portfolio, Class B	Goldman Sachs Strategic International Equity Fund,
Fidelity Variable Insurance Products Fund Contrafund® Portfolio, Service Class 2	Inst. Class [2],6
Fidelity Variable Insurance Products Fund Growth Portfolio, Service Class 2	JPMorgan International Equity Portfolio, Class I2,[7]
Goldman Sachs Capital Growth Fund - Inst. Class	International/Global Small/Mid-Cap Equity Funds
Goldman Sachs Growth and Income Fund - Inst. Class[2]	First Eagle Overseas Variable Fund[8]
Goldman Sachs Structured U.S. Equity Fund -	Lord Abbett Series Fund International Portfolio[8]
Inst. Class	Specialty Sector Equity Funds
JPMorgan U.S. Equity Portfolio, Class I2,[7]	AllianceBernstein Global Thematic Growth
MFS® Capital Appreciation Portfolio – S Class	Portfolio – Class B3
MFS® Growth Portfolio – S Class	MFS® Utilities Portfolio – S Class
MFS® Massachusetts Investors Growth Stock	Real Estate Equity Funds
Portfolio - S Class	Sun Capital Global Real Estate Fund – I Class
MFS® Blended Research Core Equity Portfolio – S Class	Bear Market Equity Funds
Rydex Variable Trust Nova Fund[8]	Rydex Variable Trust NASDAQ-100® Fund[8]
SCSM Davis Venture Value Fund – I Class	Asset Allocation Funds
SCSM WMC Large Cap Growth Fund – I Class[4]	MFS® Total Return Portfolio - S Class
SCSM Lord Abbett Growth and Income Fund – I Class	Money Market Funds
SCSM Oppenheimer Large Cap Core Fund – I Class
Mid-Cap Equity Funds	Sun Capital Money Market Fund® – I Class
AIM V.I. Dynamics Fund, Series 1	Intermediate-Term Bond Funds
SCSM WMC Blue Chip Mid Cap Fund – I Class[5]	MFS® Government Securities Portfolio – S Class
SCSM Goldman Sachs Mid Cap Value Fund – I Class	PIMCO Total Return Portfolio - Admin. Class
Small-Cap Equity Funds	Sun Capital Investment Grade Bond Fund® – I Class
AIM V.I. Small Cap Equity Fund, Series 1	Inflation-Protected Bond Funds
Alger American SmallCap Growth Portfolio, Class O1	PIMCO Real Return Portfolio - Admin. Class
AllianceBernstein Small Cap Growth Portfolio, Class B	High Yield Bond Funds
Goldman Sachs Structured Small Cap Equity Fund -	MFS® High Yield Portfolio - S Class
Inst. Class[2]	SCSM PIMCO High Yield Fund – I Class
JPMorgan Small Cap Core Portfolio, Class I2,[7]	Emerging Markets Bond Fund
MFS® New Discovery Portfolio – S Class	PIMCO Emerging Markets Bond Portfolio -
SCSM Oppenheimer Main Street Small Cap Fund – I Class	Admin. Class
International/Global Equity Funds
AIM V.I. International Growth Fund Series 1
AllianceBernstein International Growth Portfolio,
Class B
________________________________________
1 Not available for further investment after May 1, 2002.
2 Not available to Contracts issued on or after May 1, 2001.
3 Formerly AllianceBernstein VPS Global Technology Portfolio.
4 Formerly SC FI Large Cap Growth Fund.
5 Formerly SC Blue Chip Mid Cap Fund.
6 Formerly Goldman Sachs VIT International Equity Fund.
7 On April 1, 2009, shareholders of the portfolios of the J.P. Morgan Series Trust II approved the mergers of the portfolios into comparable portfolios of the JP Morgan Insurance Trust. After the close of business on April 24, 2009, JPMorgan International Equity Portfolio merged into JPMorgan IT International Equity Portfolio, JP Morgan Small Company Portfolio merged into JPMorgan IT Small Cap Core Portfolio and JPMorgan U.S. Large Cap Core Equity Porfolio merged into JPMorgan IT U.S. Equity Portfolio.
8  These Funds do not have different share classes.

AllianceBernstein, L.P., advises the AllianceBernstein Variable Product Series Fund Inc. Portfolios. Arnhold and S. Bleichroeder Advisers, LLC advises the First Eagle Overseas Variable Fund. Fidelity® Management & Research Company advises the Fidelity VIP Portfolios (with FMR Co. Inc., Fidelity Research & Analysis Company, Fidelity Management & Research (U.K.) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Investments Japan Limited serving as sub-advisers for all Fidelity VIP Portfolios). Fred Alger Management, Inc., advises the Alger American Funds. Goldman Sachs Asset Management, L.P., advises the Goldman Sachs Variable Insurance Trust Funds. Invesco Aim Advisors, Inc., advises the AIM Variable Insurance Funds (with Invesco Trimark Investment Management Inc.; Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited serving as sub-advisors). J.P. Morgan Investment Management Inc., advises the J.P. Morgan Insurance Trust Portfolios. Lord, Abbett & Co. LLC advises the Lord Abbett Series Fund Portfolios. Massachusetts Financial Services Company advises the MFS® Portfolios. Pacific Investment Management Company LLC advises the PIMCO Variable Insurance Trust Portfolios. Rydex Investments advises the Rydex Variable Trust Portfolios. Sun Capital Advisers LLC advises the Sun Capital Funds; SCSM Davis Venture Value Fund (sub-advised by Davis Selected Advisers, L.P.); SCSM Oppenheimer Main Street Small Cap Fund and SCSM Oppenheimer Large Cap Core Fund (sub-advised by OppenheimerFunds, Inc.); SCSM Lord Abbett Growth & Income Fund (sub-advised by Lord, Abbett & Co. LLC); SCSM Goldman Sachs Mid Cap Value Fund (sub-advised by Goldman Sachs Asset Management, L.P.); SCSM PIMCO High Yield Fund (sub-advised by Pacific Investment Management Company LLC); and SCSM WMC Blue Chip Mid Cap Fund and SCSM WMC Large Cap Growth Fund (sub-advised by Wellington Management Company, LLP). Templeton® Investment Counsel, LLC, advises Templeton Foreign Securities Fund and Templeton® Global Advisors Limited advises Templeton Growth Securities Fund.

Please refer to the appendix entitled "Previously Available Investment Options" for information about certain Funds that are no longer available in connection with new Contracts being issued, but that are still available under certain Contracts that are already outstanding.

The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

We have filed a Statement of Additional Information dated May 1, 2009 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 47 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (800) 752-7215. In addition, you can inspect and copy all of our filings at the SEC's public reference facilities at: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC will provide copies by mail for a fee. The SEC also maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following service address: SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

SPECIAL TERMS [INSERT PAGE NUMBER]
PRODUCT HIGHLIGHTS [INSERT PAGE NUMBER]
FEES AND EXPENSES [INSERT PAGE NUMBER]
EXAMPLE [INSERT PAGE NUMBER]
CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]
THE ANNUITY CONTRACT [INSERT PAGE NUMBER]
COMMUNICATING TO US ABOUT YOUR CONTRACT [INSERT PAGE NUMBER]
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) [INSERT PAGE NUMBER]
THE VARIABLE ACCOUNT [INSERT PAGE NUMBER]
VARIABLE ACCOUNT OPTIONS: THE FUNDS [INSERT PAGE NUMBER]
THE FIXED ACCOUNT [INSERT PAGE NUMBER]
THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS [INSERT PAGE NUMBER]
THE ACCUMULATION PHASE [INSERT PAGE NUMBER]
Issuing Your Contract [INSERT PAGE NUMBER]
Amount and Frequency of Purchase Payments [INSERT PAGE NUMBER]
Allocation of Net Purchase Payments [INSERT PAGE NUMBER]
Your Account [INSERT PAGE NUMBER]
Your Account Value [INSERT PAGE NUMBER]
Variable Account Value [INSERT PAGE NUMBER]
Fixed Account Value [INSERT PAGE NUMBER]
Transfer Privilege [INSERT PAGE NUMBER]
Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates [INSERT PAGE NUMBER]
Other Programs [INSERT PAGE NUMBER]
WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT                                                                                                                                                                [INSERT PAGE NUMBER]
Cash Withdrawals [INSERT PAGE NUMBER]
Withdrawal Charge [INSERT PAGE NUMBER]
Types of Withdrawals Not Subject to Withdrawal Charge [INSERT PAGE NUMBER]
Market Value Adjustment [INSERT PAGE NUMBER]
CONTRACT CHARGES [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Administrative Expense Charge [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge [INSERT PAGE NUMBER]
Charges for Optional Death Benefit Riders [INSERT PAGE NUMBER]
Premium Taxes [INSERT PAGE NUMBER]
Fund Expenses [INSERT PAGE NUMBER]
Modification in the Case of Group Contracts [INSERT PAGE NUMBER]
DEATH BENEFIT [INSERT PAGE NUMBER]
Amount of Death Benefit [INSERT PAGE NUMBER]
The Basic Death Benefit [INSERT PAGE NUMBER]
Optional Death Benefit Riders [INSERT PAGE NUMBER]
Spousal Continuance [INSERT PAGE NUMBER]
Calculating the Death Benefit [INSERT PAGE NUMBER]
Method of Paying Death Benefit [INSERT PAGE NUMBER]
Non-Qualified Contracts [INSERT PAGE NUMBER]
Selection and Change of Beneficiary [INSERT PAGE NUMBER]
Payment of Death Benefit [INSERT PAGE NUMBER]
Due Proof of Death [INSERT PAGE NUMBER]
THE INCOME PHASE - ANNUITY PROVISIONS [INSERT PAGE NUMBER]
Selection of the Annuitant or Co-Annuitant [INSERT PAGE NUMBER]
Selection of the Annuity Commencement Date [INSERT PAGE NUMBER]
Annuity Options [INSERT PAGE NUMBER]
Selection of Annuity Option [INSERT PAGE NUMBER]
Amount of Annuity Payments [INSERT PAGE NUMBER]
Exchange of Variable Annuity Units [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Annuity Payment Rates [INSERT PAGE NUMBER]
Annuity Options as Method of Payment for Death Benefit [INSERT PAGE NUMBER]
OTHER CONTRACT PROVISIONS [INSERT PAGE NUMBER]
Exercise of Contract Rights [INSERT PAGE NUMBER]
Change of Ownership [INSERT PAGE NUMBER]
Voting of Fund Shares [INSERT PAGE NUMBER]
Reports to Owners [INSERT PAGE NUMBER]
Substitution of Securities [INSERT PAGE NUMBER]
Change in Operation of Variable Account [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
Modification [INSERT PAGE NUMBER]
Discontinuance of New Participants [INSERT PAGE NUMBER]
Reservation of Rights [INSERT PAGE NUMBER]
Right to Return [INSERT PAGE NUMBER]
TAX CONSIDERATIONS [INSERT PAGE NUMBER]
U.S. Federal Income Tax Considerations [INSERT PAGE NUMBER]
Puerto Rico Tax Considerations [INSERT PAGE NUMBER]
ADMINISTRATION OF THE CONTRACT [INSERT PAGE NUMBER]
DISTRIBUTION OF THE CONTRACT [INSERT PAGE NUMBER]
AVAILABLE INFORMATION [INSERT PAGE NUMBER]
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE [INSERT PAGE NUMBER]
STATE REGULATION [INSERT PAGE NUMBER]
LEGAL PROCEEDINGS [INSERT PAGE NUMBER]
FINANCIAL STATEMENTS [INSERT PAGE NUMBER]
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION [INSERT PAGE NUMBER]
APPENDIX A - GLOSSARY [INSERT PAGE NUMBER]
APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT [INSERT PAGE NUMBER]
APPENDIX C - CALCULATION OF BASIC DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX D - OPTIONAL DEATH BENEFIT EXAMPLES [INSERT PAGE NUMBER]
APPENDIX E - PREVIOUSLY AVAILABLE INVESTMENT OPTIONS [INSERT PAGE NUMBER]
APPENDIX F - CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

Futurity III provides a number of important benefits for your retirement planning.  During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options.  During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated.  The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase.  You may enhance the basic death benefit by purchasing one or more optional death benefit riders.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or more, and you can make additional Purchase Payments at any time during the Accumulation Phase.  Currently, there is no minimum amount required for additional Purchase Payments.  However, we reserve the right to limit additional Purchase Payments to at least $1,000.  We will not normally accept a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million.

Variable Account Options:  The Funds

You can allocate your Purchase Payments among Sub-Accounts investing in a number of Fund options.  Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate series of securities portfolio of such a mutual fund.  The investment returns on the Funds are not guaranteed.  You can make or lose money.  You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options:  The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time.  Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish.  We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed interest rate permitted by law.  Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.  We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods.  Once we stop offering a Guarantee Period of a particular duration, future allocations or transfers into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

Each year for the first five Account Years, if your Account Value is less than $75,000 on your Account Anniversary, we deduct a $35 Annual Account Fee.  After the fifth Account Year, we may increase the fee, but it will never exceed $50.  We will waive the Account Fee if your Contract was fully invested in the Fixed Account during the entire Account Year.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.00% of the average daily value of the Contract invested in the Variable Account, if your initial Purchase Payment was less than $1,000,000, or 0.85% if your initial Purchase Payment was $1,000,000 or more.  We also deduct an administrative charge at an annual rate of 0.15% of the average daily value of the Contract invested in the Variable Account.  If you annuitize before your eighth Account Anniversary, we will deduct, during the Income Phase, an additional charge equal to an annual rate of 0.25% of your daily Account Value.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn.  For each Purchase Payment, the withdrawal charge (also known as a "contingent deferred sales charge") starts at 7% and declines to 0% after the Purchase Payment has been in the Contract for seven years.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

If you elect one or more of the optional death benefit riders, we will deduct, during the Accumulation Phase, an additional charge of from the assets of the Variable Account ranging from an annual rate of 0.15% to 0.40% of the average daily value of your Contract, depending upon which optional death benefit rider(s) you have elected.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

The Income Phase:  Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options.  You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options.  If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds.  Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

During the Income Phase, the total insurance charges are deducted on a daily basis at an annual rate of 1.15% of your Account Value invested in the Variable Account (1.00% if your initial Purchase Payment was $1,000,000 or more). If your Annuity Commencement Date is within 7 years of the Contract Date, the annual insurance charges will be increased by 0.25%.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit.  The amount of the death benefit depends upon your age on the Contract Date and whether you choose the basic death benefit or, for a fee, you enhance the death benefit by electing one or more of the optional death benefit riders available in your state.  If you are 85 or younger on your Contract Date, the basic death benefit pays the greatest of your Account Value, your total Purchase Payments (adjusted for withdrawals), or your cash Surrender Value, all calculated as of your Death Benefit Date. If you are 86 or older on your Contract Date, the basic death benefit is equal to the Surrender Value. You must make your election before the date on which your Contract becomes effective. The riders are only available if you are younger than 80 on the Contract Date. Any optional death benefit rider election may not be changed after your Contract is issued.

Withdrawals, Withdrawal Charge and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase.  You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge.  This "free withdrawal amount" equals 15% of the amount of all Purchase Payments you have made in the first Account Year. For all other Account Years, the "free withdrawal amount" equals the amount of all Purchase Payments made and not withdrawn prior to the last 7 Account Years plus the greater of (1) your Contract's earnings, minus any free withdrawals taken during the life of your Contract or (2) 15% of the amount of all Purchase Payments made during the last 7 Account Years (including the current year) minus any free withdrawals taken during the current Account Year. Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment (see prospectus under "Market Value Adjustment"). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a "free look" provision.  If you cancel your Contract within 10 days after receiving it (or later if required by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request in good order. (This amount may be more or less than the original Purchase Payment).  We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out.  If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income.  If you are younger than 59½ when you take money out, you may be charged a 10% federal tax penalty.
___________

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contracts, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at:

     Sun Life Assurance Company of Canada (U.S.)
     P.O. Box 9133
     Wellesley Hills, Massachusetts  02481
     Toll Free (800) 752-7215

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of Purchase Payments):		0%

Maximum Withdrawal Charge (as a percentage of Purchase Payments):		7%*

Number of Complete Account Years Since Purchase Payment has been in the Account	Withdrawal Charge
0-1	7%
1-2	7%
2-3	6%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7 or more	0%

Maximum Fee Per Transfer (currently $0):		$15**

Premium Taxes (as a percentage of Certificate Value or total Purchase Payments):		0% - 3.5%***

*
A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 7 Account Years, it may be withdrawn free of the withdrawal charge.  (See "Withdrawal Charges.")

**
Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer.  We do impose certain restrictions upon the number and frequency of transfers.  (See "Transfer Privilege.")

***
The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. (See "Contract Charges -- Premium Taxes.")

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$ 50*

Variable Account Annual Expenses (as a percentage of average daily net Variable Account assets)

Mortality and Expense Risks Charge:	1.00%**
Administrative Expenses Charge:	0.15%

Total Variable Account Annual Expenses (without optional benefits):	1.15%

Charges for Optional Death Benefit Features

Rider(s) Elected	% of Average Daily Net Assets
"EEB"	0.15%
"MAV"	0.15%
"5% Roll-Up"	0.15%
"EEB" and "MAV"	0.25%
"EEB" and "5% Roll-Up"	0.25%
"MAV" and "5% Roll-Up"	0.25%
"EEB Plus"	0.25%
"EEB" and "MAV" and "5% Roll-Up"	0.40%
"EEB Plus MAV"	0.40%
"EEB Plus 5% Roll-Up"	0.40%

Maximum Charge for Optional Death Benefit Rider:	0.40%***

Total Variable Account Annual Expenses with Maximum Charge for Optional Death Benefit Riders:	1.55%

*
The Annual Account Fee is currently $35. After the fifth Account Year, the fee may be changed, but it will never be greater than $50.  The fee is waived if 100% of your Account Value has been allocated only to the Fixed Account during the entire Account Year or if your Account Value is $75,000 or more on your Account Anniversary. (See "Account Fee.")

**
If your initial Purchase Payment is $1,000,000 or more, the mortality and expense risks charge will be 0.85% of average daily net Variable Account assets. After annuitization, the sum of the mortality and expense risks charge and the administrative expenses charge will never be greater than 1.15% of average daily net Variable Account assets, regardless of the amount of your initial Purchase Payment.  If you annuitize prior to your eighth Account Anniversary, however, we will deduct an additional charge equal to 0.25% of your daily Account Value. (See "Mortality and Expense Risks Charge.")

***	The optional death benefit riders are defined under "Death Benefit." The charge varies depending upon the rider selected.

The table below shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement*	0.71%	1.55%

*
The expenses shown are for the year ended December 31, 2008, and do not reflect any fee waiver or expense reimbursement. The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of some Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2010. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. If all such contractual or voluntary arrangements are taken into account, the minimum and maximum Total Annual Fund Operating Expenses for all Funds fall within the range shown. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS.  WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.  These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes the maximum charges for an optional death benefit (EEB and MAV and 5% Roll-Up, EEB Plus MAV, or EEB Plus with 5% Roll-Up).  If these optional benefits were not elected or fewer options were elected, the expense figures shown below would be lower.  The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds.  For purposes of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $35,000.  In addition, this Example assumes no transfers were made and no premium taxes were deducted.  If these arrangements were considered, the expenses shown would be higher.  This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds.  If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$930	$1,529	$2,145	$3,526

(2)	If you annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$323	$986	$1,674	$3,526

(3)	If you do not surrender your Contract:

1 year	3 years	5 years	10 years

$323	$986	$1,674	$3,526

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts.  Your actual expenses may be greater or less than those shown.  The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance.  For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract ("Variable Accumulation Units") is included in the back of this Prospectus as Appendix F.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual Participant of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as "Participants" and we address all Participants as "you"; we use the term "Contracts" to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account."

Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax deferral without the need for purchasing an annuity contract.

Your Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing one or more optional death benefit riders and paying an additional charge for each optional death benefit rider you elect. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your benefits will change in response to changes in the return available from the different types of investments you select under your Contract. With these variable options, you assume all investment risk under your Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals in the Accumulation Phase, where you bear the risk of unfavorable interest rate changes. You may also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that permitted by law.

The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all other Contracts as "Non-Qualified Contracts." A qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time. In some cases, receipt of financial transactions by the broker-dealer of record will be deemed to be constructive receipt by us.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under a Contract, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions will be made from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefit riders, and any applicable taxes. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.

Information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses"). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as a Statement of Additional Information for each Fund, may be obtained without charge from the Company by calling (800) 752-7215 or by writing to Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters, except for the administrative costs of the Lord Abbett Series Trust Portfolios and the Rydex Funds, which are paid from Fund assets and reflected under "Fees and Expenses."

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

You may elect one or more Guarantee Period(s) from those we make available. From time to time, we may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, allocations or transfers into that Guarantee Period will not be permitted.  We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by state law. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer special interest rates for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers and commencement of an annuity option, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or the "Covered Person" dies before the Annuity Commencement Date.

Issuing Your Contract

When you purchase a Contract, a completed Application and the initial Purchase Payment are sent to us for acceptance. When we accept an Individual Contract, we issue the Contract to you. When we accept a Group Contract, we issue the Contract to the Owner; we issue a Certificate to you as a Participant.

We will credit your initial Purchase Payment to your Account within 2 Business Days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 Business Days of when the Application is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and, although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000.  In addition, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Payment in advance. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods we offer, but we reserve the right to limit any allocation to a Guarantee Period to at least $1,000.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment. You may, however, change the allocation factors for future Purchase Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges -- Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described below under "Variable Account Value" and "Fixed Account Value."

Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor -- which we call the Net Investment Factor -- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the valuation period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charges and the administrative expense charge) plus the applicable asset-based charge for certain optional benefit riders.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when all calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates.

     Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

     Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that extend beyond your maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals.  We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

     Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:

●	written notice electing a different Guarantee Period from among those we then offer, or

●	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege.")

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the next available Guarantee Period.

     Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to its Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or a decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

●	you may not make more than 12 transfers in any Account Year;

●	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

●	at least 30 days must elapse between transfers to and from Guarantee Periods;

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

●	we impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any Optional Program. At our discretion, we may waive some or all of these restrictions.

We reserve the right to waive these restrictions and exceptions at any time, as discussed under "Short-Term Trading," or to change them.  Any change will be applied uniformly.  We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period more than 30 days before its Renewal Dateor any time after the Renewal Date will be subject to the Market Value Adjustment described below. Under current law, there is no tax liability for transfers.

     Requests for Transfers

You may request transfers in writing or by telephone. If the request is by telephone, it must be made before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We will require personal identifying information to process a request for a transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

     Short-Term Trading

The Contracts are not designed for short-term trading.  If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity.  Some Participants and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection.  Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Participants or intermediaries or curtail their trading.  A failure to detect and curtail short-term trading could result in adverse consequences to the Participants.  Short-term trading can increase costs for all Participants as a result of excessive portfolio transaction fees.  In addition, short-term trading can adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value.  As described under "Transfer Privilege," such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Participants.  The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Participant or a third party authorized to initiate transfer requests on behalf of Participant(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges (including transfers to and from the Fixed Account) more narrowly than the policies described under "Transfer Privilege," such as requiring transfer requests to be submitted in writing through regular first-class U.S mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Contract Values on behalf of multiple Participants at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Participant be equal to 100% of that Participant's value in the Sub-Account.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:

●	when a new broker of record is designated for the Contract;

●	when the Participant changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

●	when necessary in our view to avoid hardship to a Participant; or

●	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Participants to certain risks.  The short-term trading could increase costs for all Participants as a result of excessive portfolio transaction fees.  In addition, the short-term trading could adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.  Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Participants may experience a different application of the policy and therefore may experience some of the risks. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Participants could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

     Funds' Shareholder Trading Policies

In addition to the restrictions that we impose (as described under "Permitted Transfers" and "Short-Term Trading"), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund's shares. These policies (the "Funds' Shareholder Trading Policies") are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds' Shareholder Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Shareholder Trading Policies from time to time.

We are legally obligated to provide (at the Funds' request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund's Shareholder Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund's Shareholder Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund's Shareholder Trading Policies, which are disclosed in the Funds' current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under "Permitted Transfers" and under " Short-Term Trading." Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund.  For these and other reasons, we may disagree with the timing or substance of a Fund's requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers.  If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

We may reduce or waive the withdrawal charge,  the administrative service fee or the annual Account Fee, credit additional amounts, or grant special Guaranteed Interest Rates in certain situations. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see "Withdrawals, Withdrawal Charge and Market Value Adjustment."

Other Programs

You may participate in any of the following Optional Programs free of charge.  Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 free transfers per year allowed under the section entitled "Transfer Privilege."

     Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually.You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program.  (We reserve the right to limit minimum investments to at least $1,000.) Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program At regular time intervals, we will transfer the same amount automatically to one or more Sub-Accounts that you choose.The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Fund investment option under the Contract, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any allocation of a new Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the $1,000 minimum investment limit.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods pursuant to the dollar-cost averaging program.

     Asset Allocation

One or more asset allocation programs may be available in connection with the Contract, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

Currently, you may select one of the available asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete programs in the future.

Our asset allocation programs are "static" programs. That is to say, if you elect an asset allocation program, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose, but we do not change your original percentage allocations among the Sub-Accounts in your chosen model, unless you advise us to do so. Nevertheless, we have selected an independent third-party administrator who reviews the existing models annually to determine whether the investment objective of the model is being met in light of changing markets. Based upon this review, the third-party administrator may recommend that new models be substituted for the existing models. If so, the new models will only be offered to Contracts issued on or after the date the new model goes into effect or to Owners who elect an asset allocation program on or after that date. Owners of any existing asset allocation programs may make an independent decision to change their asset allocations at any time. You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you.

     Systematic Withdrawal and Interest Out Programs

You may select our Systematic Withdrawal Program or our Interest Out Program.  Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will process them automatically.  Under the Interest Out Program, we automatically pay you or reinvest interest credited for all Guarantee Periods you have chosen.  The withdrawals under these programs may be subject to surrender charges and a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing these options.  We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000.

You may change or stop either program at any time, by written notice to us.

     Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

No transfers to or from any Guarantee Period are permitted while this program is in effect.

     Principal Return Program

Under the Principal Return Program, we divide your Purchase Payments between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment, less the amount of any Contract charges that have been deducted from the Fixed Account. The remainder of the original Purchase Payment will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your original Purchase Payment (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen. The Principal Return Program is subject to availability.

WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

     Requesting A Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge"), and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment"). Withdrawals also may have adverse income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with your Account Value at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Account Year in which the withdrawal is made; we add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

     Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will pay you the amount specified in your request adjusted by any applicable charges and/or MVA and then reduce the value of your Account by the gross amount of the withdrawal.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

Withdrawals may significantly reduce the death benefit amount.  In calculating the amount payable under the death benefit, we may reduce the benefit by an amount that is greater than the amount of the withdrawal, depending on the circumstances. Accordingly, you should refer to the more detailed discussions of the optional death benefit riders that appear elsewhere in this Prospectus for information about the effects that withdrawals will have on those benefits.

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal.

     Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

●	when the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

●	when it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; or

●	when an SEC order permits us to defer payment for the protection of Participants.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See "Tax Considerations -- Tax-Sheltered Annuities.")

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

     Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value -- which we call the "free withdrawal amount" -- before incurring the withdrawal charge.

For convenience in discussing free withdrawal amounts, we refer to Purchase Payments made during the last 7 Account Years, including the current Account Year, as "New Payments," and we refer to Purchase Payments made before the last 7 Account Years as "Old Payments."

For the first Account Year, the free withdrawal amount is equal to 15% of the amount of all Purchase Payments you have made. For all other Account Years, the free withdrawal amount is equal to the greater of:

●	your Contract's earnings (defined below), minus any free withdrawals taken during the life of your Contract, or

●	15% of the amount of all New Payments minus any free withdrawals taken during the current Account Year.

Your Contract's earnings are equal to:

●	your Account Value, minus

●	all Purchase Payments made plus

●	all partial withdrawals and charges taken.

For an example of how we calculate the "free withdrawal amount," see Appendix B.

     Withdrawal Charge on Purchase Payment

If you withdraw more than the free withdrawal amount, we consider the excess amount to be withdrawn first from Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of New Payments withdrawn. Thus, the maximum amount on which we will impose the withdrawal charge will never exceed the total of New Payments that you have not previously withdrawn.

     Order of Withdrawal

When you take a withdrawal, we liquidate your Contract in the following order:

(1)	the free withdrawal amount, and

(2)	unliquidated payments on a first-in, first-out basis.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the Account Year in which you made the Payment, but not the Account Year in which you withdraw it. Each Payment begins a new 7-year period and moves down the declining surrender charge scale as shown below at each Account Anniversary. Payments received during the current Account Year will be charged 7%, if withdrawn. On your next scheduled Account Anniversary, that Payment, along with any other Payments made during that Account Year, will be considered to be in their second Account Year and will have a 7% withdrawal charge. On the next Account Anniversary, these Payments will move into their third Account Year and will have a withdrawal charge of 6%, if withdrawn. This withdrawal charge decreases according to the number of Account Years the Purchase Payment has been held in your Account.  The Withdrawal Charge scales is as follows:

Number of Account Years
Payment Has Been	Withdrawal
In Your Contract	Charge
0-1	7%
1-2	7%
2-3	6%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7 or more	0%

For example, the percentage applicable to withdrawals of a Payment that has been in an Account for more than 2 Account Years but less than 3 will be 6%, regardless of the issue date of the Contract.

The withdrawal charge will never be greater than 7% of the Purchase Payments you make under your Contract.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Types of Withdrawals Not Subject to Withdrawal Charge

     Nursing Home Waiver

If approved by your state, we will waive the withdrawal charge for a full withdrawal if:

●	at least one year has passed since we issued your Contract,

●	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state, and

●	your confinement to an eligible nursing home began after your Issue Date.

An "eligible nursing home" means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us evidence of confinement in the form we determine.

     Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

     Other Withdrawals

We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts withdrawn from a Non-Qualified Contract as part of our non-qualified stretch program, amounts we pay as a death benefit, except under the Cash Surrender method, or amounts you transfer among the Sub-Accounts, between the Sub Accounts and the Fixed Account, or within the Fixed Account.

Market Value Adjustment

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

(1 + I	)	N/12	- 1
1 + J + b

where:

I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J
is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b
is a factor that currently is 0%, but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase. The "b" factor is the amount that will be used to cover market volatility (i.e., credit risk), basis risk, and/or liquidity costs.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. In Account Years 1 through 5, the annual Account Fee is $35. After Account Year 5, we may change the Account Fee each year, but the Account Fee will never exceed $50. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if:

●	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

●	your Account Value is $75,000 or more on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $35 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% of your average daily Variable Account Value during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

Depending on the amount of expenses that we incur, we expect that we may earn a profit from this charge. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.00%, if your initial Purchase Payment was less than $1,000,000, or 0.85% if your initial Purchase Payment was $1,000,000 or more. However, if you annuitize your Contract prior to your eighth Contract Anniversary, we will deduct an additional 0.25% during the Income Phase to offset the increased mortality risk during this phase. We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to, (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract's Account Value; (3) the risk that our cost of providing benefits according to the terms of any optional death benefit riders will exceed the amount of the charges we deduct for those riders; and (4) the risk that the annual Account Fee and the administrative expense charge we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

Charges for Optional Death Benefit Riders

If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, a charge from the assets of the Variable Account depending upon which of the optional death benefit rider(s) you elect. The effective annual percentage rates of these charges are set out below.

% of Variable
Rider(s) You Elect*	Account Value
"EEB"	0.15%
"MAV"	0.15%
"5% Roll-Up"	0.15%
"EEB" and "MAV"	0.25%
"EEB" and "5% Roll-Up"	0.25%
"MAV" and "5% Roll-Up"	0.25%
"EEB Plus"	0.25%
"EEB" and "MAV" and "5% Roll-Up"	0.40%
"EEB Plus with MAV"	0.40%
"EEB Plus with 5% Roll-Up"	0.40%
*As defined under "Optional Death Benefit Riders."

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund prospectus(es) and related Statements of Additional Information.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Participants. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

DEATH BENEFIT

If the Covered Person dies during the Accumulation Phase, we will pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Covered Person, we will pay the death benefit in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If the Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive proof of the death of the Covered Person in an acceptable form ("Due Proof of Death") if you have elected a death benefit payment method before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

In general, if you were 85 or younger on your Contract Date (the date we accepted your first Purchase Payment), the death benefit will be the greatest of the following amounts:

(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

(3)
your total Purchase Payments (adjusted for partial withdrawals) as of the Death Benefit Date. See "Calculating the Death Benefit." Because of the way that Adjusted Purchase Payments are computed, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

For examples of how to calculate this basic death benefit, see Appendix C.

If you were 86 or older on your Contract Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

Optional Death Benefit Riders

Subject to availability in your state, you may enhance the "Basic Death Benefit" by electing one or more of the following optional death benefit riders. You must make your election before the date on which your Contract becomes effective. You will pay a charge for each optional death benefit rider you elect. (For a description of these charges, see "Charges for Optional Death Benefit Riders.") The riders are available only if you are younger than 80 on the Contract Date. Any optional death benefit election may not be changed after the Contract is issued. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in this Prospectus under the heading "Calculating the Death Benefit." For examples of how the death benefit is calculated under the optional death benefit riders, see Appendices D -- H.

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of this optional Benefit to you.  Please refer to "Impact of Optional Death Benefit Riders" under "TAX CONSIDERATIONS" for more information regarding tax issues that you should consider before electing this optional Benefit.

     Maximum Anniversary Account Value ("MAV") Rider

Under this rider, the death benefit will be the greater of:

●	the amount payable under the basic death benefit above, or

●
your highest Account Value on any Account Anniversary before your 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.

     5% Premium Roll-Up ("5% Roll-Up") Rider

Under this rider, the death benefit will be the greater of:

●	the amount payable under the basic death benefit above, or

●	the sum of your total Purchase Payments plus interest accruals, adjusted for partial withdrawals.

Under this rider, interest accrues at a rate of 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:

●	the first day of the month following your 80th birthday, or

●	the day the death benefit amount under this rider equals twice the total of your Purchase Payments and transferred amounts, adjusted for withdrawals.

     Earnings Enhancement ("EEB") Rider

If you elect this EEB Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB amount." Calculated as of your Death Benefit Date, the "EEB amount" is determined as follows:

●
If you are 69 or younger on your Contract Date, the "EEB amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap. The cap is 40% of the Net Purchase Payments made prior to your death.

●
If you are between the ages of 70 and 79 on your Contract Date, the "EEB amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap. The cap is 25% of the Net Purchase Payments prior to your death.

     Earnings Enhancement Plus ("EEB Plus") Rider

If you elect this EEB Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Plus amount." Calculated as of the Death Benefit Date, the "EEB Plus amount" is determined as follows:

●
If you are 69 or younger on your Contract Date, the "EEB Plus amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap. The cap is 100% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made within the twelve months prior to your death.

●
If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap. The cap is 40% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

     Earnings Enhancement Plus With MAV ("EEB Plus MAV") Rider

If you elect this EEB Plus MAV Rider, your death benefit will be the death benefit payable under the MAV Rider plus the "EEB Plus MAV amount." Calculated as of your Death Benefit Date, the "EEB Plus MAV amount" is as follows:

●
If you are 69 or younger on your Contract Date, the "EEB Plus MAV amount" will be 40% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap. The cap is 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

●
If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus MAV amount" will be 25% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap. The cap is 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

     Earnings Enhancement Plus with 5% Roll-Up ("EEB Plus 5% Roll-Up") Rider

If you elect this EEB Plus 5% Roll-Up Rider, your death benefit will be the death benefit payable under the 5% Roll-Up Rider plus the "EEB Plus 5% Roll-Up amount." Calculated as of your Death Benefit Date, the "EEB Plus 5% Roll-Up amount" is determined as follows:

●
If you are 69 or younger on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 40% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap. The cap is 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

●
If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 25% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap. The cap is 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

     Selecting Multiple Death Benefit Riders

The MAV Rider, the 5% Roll-Up Rider, and the EEB Rider can be combined. If you elect more than one of these three optional death benefit riders, your death benefit will be calculated as follows:

●	MAV Rider combined with 5% Roll-Up Rider: The death benefit will equal the greater of the death benefit under the MAV Rider and the death benefit under the 5% Roll-Up Rider.

●
MAV Rider combined with EEB Rider: The death benefit will equal the death benefit under the MAV Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the MAV Rider.

●
EEB Rider combined with 5% Roll-Up Rider: The death benefit will equal the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider.

●
MAV Rider, the 5% Roll-Up Rider and the EEB Rider: The death benefit will equal the greater of the death benefit under the MAV Rider or the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider and the MAV Rider.

The EEB Plus, EEB Plus MAV, and EEB Plus 5% Roll-Up Riders are designed to be "comprehensive" riders and may not be combined with each other or with any of the other death benefit riders.

Spousal Continuance

If you are the Covered Person and your spouse is the Beneficiary, upon your death,. your spouse may elect to continue the Contract as the Participant and Covered Person, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the Contract's Account Value will be equal to your Contract's death benefit amount, as defined under the "Basic Death Benefit" or any optional death benefit rider you have selected. All Contract provisions, including any optional death benefit riders you have selected (subject to the optional death benefit rider age restriction), will continue as if your surviving spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your surviving spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the surviving spouse will not be treated as premium, but will be treated as income.

Calculating the Death Benefit

In calculating the death benefit amount payable under option (3) of the "Basic Death Benefit" or any of the optional death benefit riders, any partial withdrawals will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. Because of the way these adjustments are computed, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

If the death benefit is the amount payable under options (2) or (3) of the "Basic Death Benefit" or under any of the optional death benefit riders, your Account Value may be increased by the excess, if any, of that amount over option (1) of the "Basic Death Benefit." Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Such increase will be made only if the Beneficiary elects to annuitize, elects to defer annuitization, or elects to continue the Contract. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the available Money Market Fund investment option (without the application of a Market Value Adjustment). If a survivng spouse, as the named Beneficiary, elects to continue the Contract after the Covered Person's death, the surviving spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase -- Annuity Provisions."

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Service Address an election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction.  If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see "Spousal Continuance," above.

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death of -any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

Due Proof of Death

We accept any of the following as proof of any person's death:

●	an original certified copy of an official death certificate;

●	an original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

●	any other proof we find satisfactory.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading "Annuity Options," and you cannot change the Annuity Option selected. (Also, a Beneficiary receiving payments after the Annuitant's death under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under "Annuity Options.") You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See "Withdrawals, Withdrawal Charge and Market Value Adjustment.")

Selection of the Annuitant or Co-Annuitant

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the "Payee." If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

In a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If both the Annuitant and Co-Annuitant die before the Income Phase, you become the Annuitant. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time. If you have not made that designation on the 30th day before the Annuity Commencement Date, and both the Annuitant and the Co-Annuitant are still living, the Co-Annuitant will become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

●	The earliest possible Annuity Commencement Date is the first day of the second month following your Contract Date.

●
The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 95th birthday ("maximum Annuity Commencement Date") or, if there is a Co-Annuitant, the 95th birthday of the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date from time to time by sending us written notice, in a form acceptable to us, with the following additional limitations:

●	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70½ (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70½).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

     Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

     Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

     Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

     Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described above for the payments to a Beneficiary under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax. The 5, 6, 7, 8 and 9-year period certain options are not available if your Account has been issued within the past 7 years unless (a) you or your Beneficiary are selecting this Annuity Option to be used as the method of payment for the death benefit and (b) your Beneficiary's life expectancy on the date of the first payment exceeds the selected period.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

     Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

●	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

●	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

     Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account's Variable Annuity Units for annuitization units which have annual insurance charges of 1.15% of your average daily net assets (1.00% if your initial Purchase Payment was $1,000,000 or more). If your Annuity Commencement Date is within 7 years of the Contract Date, the annual insurance charges will be increased by 0.25%. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment, which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment, will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

     Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 2.5% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

     Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. Any such exchanges may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the "Funds' Shareholder Trading Policies"). The applicability of the Funds' Shareholder Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this prospectus under "Funds' Shareholder Trading Policies." For the reasons discussed there, you should review and comply with each Fund's Shareholder Trading Policies, which are disclosed in the Funds' current prospectuses.

To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the relevant Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee of $35 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

Annuity Payment Rates

The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually), and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 2.5% per year, compounded annually). We may change these rates under Group Contracts for Accounts established after the effective date of such change (see "Other Contract Provisions -- Modification").

The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the covered person's death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Participant prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership may affect the availability of optional death benefit riders or the expenses incurred with the optional death benefit riders.

Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee (that is the Annuitant or Beneficiary entitled to receive benefits) is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and under the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights to persons who may have such rights under plans, other than rights afforded under the Investment Company Act of 1940, or any duty to inquire as to the instructions received by Owners, Participants or others, or the authority of any such persons, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges, negative market value adjustments, and federal taxes on withdrawals), minimum distributions, death benefit payments, and transfers (excluding dollar-cost averaging transfers).  Such confirmations will be sent within two business days after the transaction occurs.

In addition, within 5 business days after each Account Quarter, we will send you a statement showing your current Account Value, death benefit value, and investment allocation by asset class.  Each quarterly statement will detail transactions that occurred during the last Account Quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, interest credited on fixed accounts, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see "Change in Operation of Variable Account"); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts or Sub-Accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address, as shown on the cover of this Prospectus, within 10 days, or longer if required by your state, after it was delivered to you. State law may also allow you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. If applicable state law requires, we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations."

     Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible.  Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income.  Any such amounts will also be excluded from the "investment in the contract" for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

     Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract.  However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an "immediate annuity", which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract.  For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

     Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a "full surrender"), the taxable portion will equal the amount you receive less the "investment in the contract" (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59½, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a contract Participant are not life insurance benefits and will generally be includible in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the investment in the contract is not affected by the Partcipant's or Annuitant's death, i.e., the investment in the Contract must still be determined by reference to the Participant's investment in the contract. Special mandatory distribution rules also apply after the death of the Participant when the beneficiary is not the surviving spouse of the Participant.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract.  If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract.  In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse), the Owner must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

     Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1/2, except in certain circumstances.

If you receive a distribution from a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an individual retirement annuity "IRA" and roll over some or all that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution; or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

     Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your surviving spouse Beneficiary may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

     Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a Participant from being treated as the owner of separate account assets under an "owner control" test.  If a Participant is treated as the owner of separate account assets for tax purposes, the Participant would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable Participant will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets.  In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying.  Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract.  In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future.  Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets.  We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account.  You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

     Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

     Qualified Retirement Plans

"Qualified Contracts" are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code.  Annuity contracts also receive tax-deferral treatment.  It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract.  If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral.  Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

     Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

     Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities (“TSA”).

Effective October 1, 2008, we stopped issuing any new TSAs, including Texas Optional Retirement Program annuities.  We no longer accept any additional Purchase Payments to any previously issued TSAs.

The Internal Revenue Service’s (“IRS”) comprehensive TSA regulations are generally effective January 1, 2009, and these regulations, subsequent IRS guidance, and/or the terms of an employer’s TSA plan impose new restrictions on TSAs, including restrictions on (1) the availability of hardship distributions and loans, (2) TSA exchanges within the same employer’s TSA plan, and (3) TSA transfers to another employer’s TSA plan.  You should consult with a qualified tax professional about how the regulations affect you and your TSA.

If TSAs are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when you attain age 59½, have a severance from employment with the employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. Financial hardship withdrawals (as well as certain other premature withdrawals) are fully taxable and will be subject to a 10% federal income tax penalty, in addition to any applicable Contract withdrawal charge. Under certain circumstances the 10% federal income tax penalty will not apply if the withdrawal is for medical expenses. A financial hardship withdrawal may not be repaid once it is taken.

The IRS’s TSA regulations provide that TSA financial hardship withdrawals will be subject to the IRS rules applicable to hardship distributions from 401(k) plans.  Specifically, if you have not terminated your employment or reached age 59½, you may be able to withdraw a limited amount of monies if you have an immediate and heavy financial need and the withdrawal amount is necessary to satisfy such financial need.  An immediate and heavy financial need may arise only from:

●	deductible medical expenses incurred by you, your spouse, or your dependents;
●	payments of tuition and related educational fees for the next 12 months of post-secondary education for you, your spouse, or your dependents;
●	costs related to the purchase of your principal residence (not including mortgage payments);
●	payment necessary to prevent eviction from your principal residence or foreclosure of the mortgage on your principal residence;
●	payments for burial or funeral expenses for your parent, spouse, children, or dependents; or
●	expenses for the repair of damage to your principal residence that would qualify for the federal income tax casualty deduction.

You will be required to represent in writing to us (1) that your specified immediate and heavy financial need cannot reasonably be relieved through insurance or otherwise, by liquidation of your assets, by ending any contributions you are making under your TSA plan, by other distributions and nontaxable loans under any of your qualified plans, or by borrowing from commercial sources and (2) that your requested withdrawal amount complies with applicable law, including the federal tax law limit.  And, unless your TSA was issued prior to September 25, 2007 and the only payments you made to such TSA were TSA funds you transferred directly to us from another TSA carrier (a “90-24 Transfer TSA”), your TSA employer also may need to agree in writing to your hardship request.

If your TSA contains a provision that permits loans, you may request a loan but you will be required to represent in writing to us that your requested loan amount complies with applicable law, including the federal tax law limit.  And, unless your TSA is a 90-24 Transfer TSA, your TSA employer also may need to agree in writing to your loan request.

TSAs, like IRAs, are subject to required minimum distributions under the Code.  TSAs are unique, however, in that any account balance accruing before January 1, 1987 (the “pre-1987 balance”) needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code.  This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance.  Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular TSA plan, you may be entitled to transfer or exchange all or a portion of your TSA to one or more alternative funding options within the same or different TSA plan. You should consult the documents governing your TSA plan and your plan administrator for information as to such investment alternatives. If you wish to transfer/exchange your TSA, you will be able to do so only if the issuer of the new TSA certifies to us that the transfer/exchange is permissible under the TSA regulations and the applicable TSA plan.  Your TSA employer also may need to agree in writing to your transfer/exchange request.

     Individual Retirement Arrangements

Sections 219 and 408 of the Code permit eligible individuals to contribute to a so-called "traditional" individual retirement program, including Individual Retirement Accounts and Annuities, Simplified Employee Pension Plans, and SIMPLE Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled "Right to Return." If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Roth Individual Retirement Arrangements

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you convert a traditional Individual Retirement Annuity Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract's account balance.  Thus, you should consult with a qualified tax professional prior to any conversion.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Impact of Optional Death Benefit Riders

Qualified Contracts. If your Contract is a traditional IRA annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70½ or, for non-IRAs, the date of retirement instead of age 70½ if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract's value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account's trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract's value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account's RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Contract (such as optional death benefits) will be added to the Contract's Account Value as of 12/31 in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the Account Value for RMD calculation purposes. First, if the only additional benefit provided under a Contract is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Account Value. Second, if (1) the Contract provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Contract's additional benefits is no more than 20% of the 12/31 Account Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 Account Value. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, your initial or renewal election of an optional rider could cause your RMD amount to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional rider, you should consult with a qualified tax professional as to the possible effect of that rider on your yearly RMD amounts.

You may take an RMD amount calculated for a particular IRA annuity from that annuity or from another IRA account or IRA annuity of yours.  Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours.  If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you might convert in the future to a Roth IRA (see "Roth Individual Retirement Arrangements"), then your initial or renewal election of an optional rider could cause your taxable income upon conversion to be higher than it would be without such an election.  Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

Non-Qualified Contracts.  We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and you information about your withdrawal.  Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity's cash value (determined without regard to surrender charges) exceeds the investment in the contract.  There is no definition of "cash value" in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract.  However, there can be no assurance that the IRS will agree that this is the correct cash value.  The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional rider.  If this were to occur, election of an optional rider could cause any withdrawal to have a higher proportion of the withdrawal derived from taxable investment earnings.  Prior to electing to participate in an optional rider , you should consult with a qualified tax professional as to the meaning of "cash value."

Puerto Rico Tax Considerations

The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code.  We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code. See the applicable text of this Prospectus under the heading "Federal Tax Status" dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting.  Under "TAX CONSIDERATIONS", see "Pre-Distribution Taxation of Contracts", "Distributions and Withdrawals from Non-Qualified Contracts", "Withholding" and "Non-Qualified Contracts".  You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on you U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACT

We perform certain administrative functions relating to the Contract, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACT

Contracts are sold by licensed insurance agents ("the Selling Agents") in those states where the Contract may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority ("FINRA") and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliate, for purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract.  The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Participant or the separate account.  The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 8.50% of Purchase Payments, and 1.25% annually of the Participant's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as "override" compensations, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars.  The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Company makes numerous forms of payments and engages in a variety of other activities that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments and other activities may be significantly greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, our payments and other activities described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates."  During 2006, 2007, and 2008, approximately $76,111, $34,073, and $20,199, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. -- 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090; Chicago, Illinois -- 500 West Madison Street, Chicago, IL 60661. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http:// www.sec.gov).

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company's Annual Report on Form 10-K for the year ended December 31, 2008 filed with the SEC pursuant to Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such documents should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2008 are also included in the SAI.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Sun Life Assurance Company of Canada (U.S.)
Advertising and Sales Literature
Calculations
   Example of Variable Accumulation Unit Value Calculation
   Example of Variable Annuity Unit Calculation
   Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Independent Registered Public Accounting Firm
Financial Strength and Credit Ratings
Financial Statements

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2009, which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, MA 02481

Please send me a Statement of Additional Information for
Futurity III Variable and Fixed Annuity
Sun Life of Canada (U.S.) Variable Account F.

Name:

Address:

City:	State:	Zip Code:

Telephone:

APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Contract Date is on March 12, the first Account Year is determined from the Contract Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-business day, the previous business day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

*ANNUITANT: The person or persons to whom the first annuity payment is made. If the Annuitant dies prior to the Annuity Commencement Date, the Co-Annuitant will become the sole Annuitant. If the Co-Annuitant dies or if no Co-Annuitant is named, the Participant becomes the Annuitant upon the Annuitant's death prior to the Annuity Commencement Date. If you have not named a sole Annuitant on the 30th day before the Annuity Commencement Date and both the Annuitant and Co-Annuitant are living, the Co-Annuitant will be the sole Annuitant/Payee during the Income Phase.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the "designated beneficiary" for purposes of Section 72(s) of the Code in the event of the Participant's death. Notwithstanding the foregoing, if there are Co-Participants of a Non-Qualified Contract, the surviving Co-Participant will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY ("WE," "US," "SUN LIFE (U.S.)"): Sun Life Assurance Company of Canada (U.S.).

CONTRACT: Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.

CONTRACT DATE: The date on which we issue your Contract. This is called the "Date of Coverage" in the Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. The Participant/Owner is the Covered Person unless there is a non-natural Owner, such as a trust, in which case the Annuitant is the Covered Person.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in one lump sum.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT (NET PAYMENTS): The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant, or on the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

RENEWAL DATE: The last day of a Guarantee Period.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

* You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B -
WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation:

Full Withdrawal Charge Calculation

Assume a Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

					Payment
	Hypothetical		Cumulative	Free	Subject To	Withdrawal	Withdrawal
Account	Account	Annual	Annual	Withdrawal	Withdrawal	Charge	Charge
Year	Value	Earnings	Earnings	Amount	Charge	Percentage	Amount
(a) 1	$41,000	$1,000	$ 1,000	$ 6,000	$35,000	7.00%	$2,450
2	$45,100	$4,100	$ 5,100	$ 6,000	$39,100	7.00%	$2,737
3	$49,600	$4,500	$ 9,600	$ 9,600	$40,000	6.00%	$2,400
(b) 4	$52,100	$2,500	$12,100	$12,100	$40,000	6.00%	$2,400
5	$57,300	$5,200	$17,300	$17,300	$40,000	5.00%	$2,000
6	$63,000	$5,700	$23,000	$23,000	$40,000	4.00%	$1,600
7	$66,200	$3,200	$26,200	$26,200	$40,000	3.00%	$1,200
(c) 8	$72,800	$6,600	$32,800	$32,800	$ 0	0.00%	$ 0

(a) The free withdrawal amount in any year is equal to the greater of (1) the Contract's earnings that were not previously withdrawn, and (2) 15% of any Purchase Payments made in the last 7 Account Years ("New Payments"). In Account Year 1, the free withdrawal amount is $6,000, which equals 15% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $35,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $6,000.

(b) In Account Year 4, the free withdrawal amount is $12,100, which equals the prior Contract's cumulative earnings to date. On a full withdrawal of $52,100, the amount subject to a withdrawal charge is $40,000.

(c) In Account Year 8, the free withdrawal amount is $32,800, which equals the Contract's cumulative earnings to date. On a full withdrawal of $72,800, the amount subject to a withdrawal charge is $0, since the New Payments equal $0.

Partial Withdrawal

Assume a single Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there are a series of 4 partial withdrawals made during the fourth Account Year of $4,000, $9,000, $12,000, and $20,000.

					Remaining
	Hypothetical				Free	Amount of			Hypothetical
	Account				Withdrawal	Withdrawal			Account
	Value				Amount	Subject to	Withdrawal	Withdrawal	Value
	Before		Cumulative	Amount of	After	Withdrawal	Charge	Charge	After
Year	Withdrawal	Earnings	Earnings	Withdrawal	Withdrawal	Charge	Percentage	Amount	Withdrawal
1	$41,000	$1,000	$ 1,000	$ 0	$6,000	$ 0	7.00%	$ 0	$41,000
2	$45,100	$4,100	$ 5,100	$ 0	$6,000	$ 0	7.00%	$ 0	$45,100
3	$49,600	$4,500	$ 9,600	$ 0	$9,600	$ 0	6.00%	$ 0	$49,600
(a) 4	$50,100	$ 500	$10,100	$ 4,000	$6,100	$ 0	6.00%	$ 0	$46,100
(b) 4	$46,900	$ 800	$10,900	$ 9,000	$ 0	$ 2,100	6.00%	$ 126	$37,900
(c) 4	$38,500	$ 600	$11,500	$12,000	$ 0	$11,400	6.00%	$ 684	$26,500
(d) 4	$26,900	$ 400	$11,900	$20,000	$ 0	$19,600	6.00%	$1,176	$ 6,900

(a)
In Account Year 4, the free withdrawal amount is $10,100, which equals the Contract's cumulative earnings to date. The partial withdrawal amount of $4,000 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)
Since a partial withdrawal of $4,000 was taken, the remaining free withdrawal amount in Account Year 4 is $10,900 - $4,000 = $6,900. Therefore, $6,900 of the $9,000 withdrawal is not subject to a withdrawal charge, and $2,100 is subject to a withdrawal charge. Of the $13,000 withdrawn to date, $10,900 has been from the free withdrawal amount and $2,100 has been from deposits.

(c)
Since $10,900 of the 2 prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account year 4 is $11,500 - $10,900 = $600. Therefore, $600 of the $12,000 withdrawal is not subject to a withdrawal charge, and $11,400 is subject to a withdrawal charge. Of the $25,000 withdrawn to date, $11,500 has been from the free withdrawal amount and $13,500 has been from deposits.

(d)
Since $11,500 of the 3 prior Account Years' 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account Year 4 is $11,900 - $11,500 = $400. Therefore, $400 of the $20,000 withdrawal is not subject to a withdrawal charge, and $19,600 is subject to a withdrawal charge. Of the $45,000 withdrawn to date, $11,900 has been from the free withdrawal amount and $33,100 has been from deposits.

Note that if the $6,900 hypothetical Account Value after withdrawal were withdrawn, it would all be from deposits and subject to a withdrawal charge. The withdrawal charge would be 6% of $6,900, which equals $414. The total Account Year 4 withdrawal charges would then be $2,400, which is the same amount that was assessed for a full liquidation in Account Year 4 in the example of a full withdrawal on the previous page.

Part 2 - Fixed Account - Examples of the Market Value Adjustment ("MVA")

The MVA Factor is:

(1 + I	)	N/12	- 1
1 + J + b

These examples assume the following:

●	The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.

●	The date of surrender is 2 years from the Expiration Date (N = 24).

●	The value of the Guarantee Amount on the date of surrender is $11,910.16.

●	The interest earned in the current Account Year is $674.16.

●	No transfers or partial withdrawals affecting this Guarantee Amount have been made.

●	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Negative MVA:

Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.

The MVA factor =	(1 + I )	N/12	- 1
	1 + J + b

=	(1 + .06)	24/12	- 1
	1 + .08

=	(.981) [2]	- 1

=	.963 - 1

=	-.037

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x (-.037) = -$415.73

-$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x (-.037) = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

The MVA factor =	(1 + I )	N/12	- 1
	1 + J + b

=	(1 + .06)	24/12	- 1
	1 + .05

=	(1.010) [2]	- 1

=	1.019 - 1

=	.019

The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C -
CALCULATION OF BASIC DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000.00 is made on the Contract Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts, that no Withdrawals are made and that the Account Value on the Death Benefit Date is $80,000.00. The calculation of the Death Benefit to be paid is as follows:

The Basic Death Benefit is the greatest of:
Account Value	= $ 80,000.00
Cash Surrender Value*	= $ 76,100.00
Purchase Payments	= $100,000.00
The Basic Death Benefit would therefore be:	$100,000.00

Example 2:

Assume a Purchase Payment of $60,000.00 is made on the Contract Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $80,000.00 just prior to a $20,000.00 withdrawal. The Account Value on the Death Benefit Date is $60,000.00.

The Basic Death Benefit is the greatest of:
Account Value	= $ 60,000.00
Cash Surrender Value*	= $ 56,365.00
Adjusted Purchase Payments**	= $ 75,000.00
The Basic Death Benefit would therefore be:	$ 75,000.00

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals".

**Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal ÷ Account Value before withdrawal) $100,000.00 x ($60,000.00 ÷ $80,000.00).

APPENDIX D -
OPTIONAL DEATH BENEFIT EXAMPLES

CALCULATION OF EEB OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner’s 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	= $135,000
Cash Surrender Value*	= $132,000
Total of Adjusted Purchase Payments	= $100,000
The Death Benefit Amount would therefore	= $135,000
- plus -
The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	= $ 35,000
40% of the above amount	= $ 14,000
Cap of 40% of Adjusted Purchase Payments	= $ 40,000
The lesser of the above two amounts = the EEB amount	= $ 14,000

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB amount = $135,000 + $14,000 = $149,000.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. Assume death occurs in Account Year 7.  In addition, this Contract was issued prior to the owner’s 70th birthday.

The Death Benefit Amount will be the greatest of:
Account Value	= $ 115,000
Cash Surrender Value*	= $ 112,000
Total of Adjusted Purchase Payments**	= $ 85,185
The Death Benefit Amount would therefore be	$ 115,000
- plus -
The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	= $ 29,815
40% of the above amount	= $ 11,926
Cap of 40% of Adjusted Purchase Payments	= $ 34,074
The lesser of the above two amount = the EEB amount	= $ 11,926

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB amount = $115,000 + $11,926 = $126,926.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

**Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal ÷ Account Value before withdrawal) = $100,000 x ($115,000 ÷ $135,000) = $85,185.

CALCULATION OF EEB AND MAV AND 5% ROLL-UP DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in Variable Accounts. No withdrawals are made. The Account Value at the Death Benefit Date is $135,000, the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000, and the Maximum Anniversary Value is $142,000. Assume death occurs in Account Year 7. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	= $135,000
Cash Surrender Value*	= $132,000
Total of Adjusted Purchase Payments	= $100,000
5% Premium Roll-up Value	= $140,000
Maximum Anniversary Value	= $142,000
The Death Benefit Amount would therefore	= $142,000

- plus -

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	= $ 35,000
40% of the above amount	= $ 14,000
Cap of 40% of Adjusted Purchase Payments	= $ 40,000
The lesser of the above two amounts = the EEB amount	= $ 14,000

The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB amount = $142,000 + $14,000 = $156,000.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

CALCULATION OF EEB PLUS OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner’s 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	= $135,000
Cash Surrender Value*	= $132,000
Total of Adjusted Purchase Payments	= $100,000
The Death Benefit Amount would therefore	= $135,000

- plus -

The EEB Plus amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	= $ 35,000
40% of the above amount	= $ 14,000
Cap of 100% of Adjusted Purchase Payments	= $100,000
The lesser of the above two amounts = the EEB Plus amount	= $ 14,000

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Plus amount = $135,000 + $14,000 = $149,000.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

CALCULATION OF EEB PLUS WITH MAV OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the owner’s 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	= $135,000
Cash Surrender Value*	= $132,000
Total of Adjusted Purchase Payments	= $100,000
Maximum Anniversary Value	= $140,000
The Death Benefit Amount would therefore	= $140,000

- plus -

The EEB Plus amount, calculated as follows:
Death Benefit Amount before EEB minus Adjusted Purchase Payments	= $ 40,000
40% of the above amount	= $ 16,000
Cap of 100% of Adjusted Purchase Payments	= $100,000
The lesser of the above two amounts = the EEB Plus MAV
amount	= $ 16,000

The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB Plus MAV amount = $140,000 + $16,000 = $156,000.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

CALCULATION OF EEB PLUS WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the owner’s 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	= $135,000
Cash Surrender Value*	= $132,000
Total of Adjusted Purchase Payments	= $100,000
5% Premium Roll-up Value	= $140,000
The Death Benefit Amount would therefore	= $140,000

- plus -

The EEB Plus amount, calculated as follows:
Death Benefit Amount before EEB minus Adjusted Purchase Payments	= $ 40,000
40% of the above amount	= $ 16,000
Cap of 100% of Adjusted Purchase Payments	= $100,000
The lesser of the above two amounts = the EEB Plus 5% Roll-up amount	= $ 16,000

The total Death Benefit would be the amount paid on the 5% Roll-Up Rider plus the EEB Plus 5% Roll-Up amount = $140,000 + $16,000 = $156,000.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

APPENDIX E -
PREVIOUSLY AVAILABLE INVESTMENT OPTIONS

The MFS® Variable Insurance Trust II Fund options shown in this prospectus are the "Service Class" shares of the Trust.  The Service Class was first offered for sale on August 27, 2001.  All Contracts purchased on or after that date are invested in the Service Class.

Each MFS®Variable Insurance Trust II Fund also has an "Initial Class" of shares. All Contracts purchased before August 27, 2001, are invested in the "Initial Class."  The following Initial Class Funds are available to owners of such Contracts:

Large-Cap Equity Funds	Small-Cap Equity Funds
MFS® Capital Appreciation Portfolio	MFS® New Discovery Portfolio
MFS® Growth Portfolio	Specialty/Sector Funds
MFS® Massachusetts Investors Growth	MFS® Utilities Portfolio
Stock Portfolio	Intermediate-Term Bond Funds
MFS® Blended Reseach Core Equity Portfolio	MFS® Government Securities Portfolio
Asset Allocation Funds	High Yield Bond Funds
MFS® Total Return Portfolio	MFS® High Yield Portfolio

The shares of the Initial Class have the same investment objectives, policies, and strategies as the shares of the Service Class. The only differences between the two classes are their expense ratios, which are 0.25% lower for the Initial Class shares.  The "Total Annual Fund Operating Expenses" under the heading "FEES AND EXPENSES" associated with the Initial Class expenses are shown below. The EXAMPLE is the same as shown on page 10.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement*	0.64%	1.55%

*
The expenses shown are for the year ended December 31, 2008, and do not reflect any fee waiver or expense reimbursement. The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits.  The expenses of some Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2010. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. If all such contractual or voluntary arrangements are taken into account, the minimum and maximum Total Annual Fund Operating Expenses for all Funds fall within the range shown. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

APPENDIX F -
CONDENSED FINANCIAL INFORMATION

The following information for FUTURITY III should be read in conjunction with the Variable Account's Financial Statements appearing in the Statement of Additional Information. The $10 beginning value for each accumulation unit is as of the date the unit commenced, which was generally later than the first day of the year shown. Subsequent values are shown for each period, unless there was no balance or transaction for the last day of the period, in which case no value is shown for the end of that period or the beginning of the next period.

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
AIM V.I. Capital Appreciation	01	2008	7.3778	4.2001	0
AIM V.I. Capital Appreciation	01	2007	6.6534	7.3778	0
AIM V.I. Capital Appreciation	01	2006	6.3221	6.6534	0
AIM V.I. Capital Appreciation	01	2005	5.8673	6.3221	0
AIM V.I. Capital Appreciation	01	2004	5.5584	5.8673	0
AIM V.I. Capital Appreciation	01	2003	4.3348	5.5584	0
AIM V.I. Capital Appreciation	01	2002	5.7885	4.3348	0
AIM V.I. Capital Appreciation	01	2001	7.6218	5.7885	0
AIM V.I. Capital Appreciation	01	2000	10.0000	7.6218	0

AIM V.I. Capital Appreciation	02	2008	7.2946	4.1464	385,836
AIM V.I. Capital Appreciation	02	2007	6.5884	7.2946	494,562
AIM V.I. Capital Appreciation	02	2006	6.2698	6.5884	573,774
AIM V.I. Capital Appreciation	02	2005	5.8276	6.2698	429,136
AIM V.I. Capital Appreciation	02	2004	5.5292	5.8276	478,146
AIM V.I. Capital Appreciation	02	2003	4.3186	5.5292	470,688
AIM V.I. Capital Appreciation	02	2002	5.7757	4.3186	271,862
AIM V.I. Capital Appreciation	02	2001	7.6166	5.7757	379,881
AIM V.I. Capital Appreciation	02	2000	10.0000	7.6166	0

AIM V.I. Capital Appreciation	03	2008	7.2397	4.1111	0
AIM V.I. Capital Appreciation	03	2007	6.5455	7.2397	24,227
AIM V.I. Capital Appreciation	03	2006	6.2353	6.5455	24,227
AIM V.I. Capital Appreciation	03	2005	5.8014	6.2353	24,227
AIM V.I. Capital Appreciation	03	2004	5.5099	5.8014	24,227
AIM V.I. Capital Appreciation	03	2003	4.3079	5.5099	24,314
AIM V.I. Capital Appreciation	03	2002	5.7672	4.3079	42,069
AIM V.I. Capital Appreciation	03	2001	7.6131	5.7672	39,977
AIM V.I. Capital Appreciation	03	2000	10.0000	7.6131	0

AIM V.I. Capital Appreciation	04	2008	7.2124	4.0934	365,609
AIM V.I. Capital Appreciation	04	2007	6.5241	7.2124	492,119
AIM V.I. Capital Appreciation	04	2006	6.2180	6.5241	620,178
AIM V.I. Capital Appreciation	04	2005	5.7883	6.2180	421,303
AIM V.I. Capital Appreciation	04	2004	5.5003	5.7883	465,148
AIM V.I. Capital Appreciation	04	2003	4.3025	5.5003	512,105
AIM V.I. Capital Appreciation	04	2002	5.7629	4.3025	580,712
AIM V.I. Capital Appreciation	04	2001	7.6113	5.7629	669,178
AIM V.I. Capital Appreciation	04	2000	10.0000	7.6113	0

AIM V.I. Capital Appreciation	05	2008	7.1579	4.0584	447,363
AIM V.I. Capital Appreciation	05	2007	6.4815	7.1579	653,421
AIM V.I. Capital Appreciation	05	2006	6.1837	6.4815	886,005
AIM V.I. Capital Appreciation	05	2005	5.7621	6.1837	539,369
AIM V.I. Capital Appreciation	05	2004	5.4810	5.7621	618,400
AIM V.I. Capital Appreciation	05	2003	4.2918	5.4810	626,829
AIM V.I. Capital Appreciation	05	2002	5.7544	4.2918	670,942
AIM V.I. Capital Appreciation	05	2001	7.6078	5.7544	820,957
AIM V.I. Capital Appreciation	05	2000	10.0000	7.6078	0

AIM V.I. Capital Appreciation	06	2008	7.0771	4.0064	249,343
AIM V.I. Capital Appreciation	06	2007	6.4180	7.0771	304,269
AIM V.I. Capital Appreciation	06	2006	6.1325	6.4180	339,690
AIM V.I. Capital Appreciation	06	2005	5.7231	6.1325	182,862
AIM V.I. Capital Appreciation	06	2004	5.4522	5.7231	210,982
AIM V.I. Capital Appreciation	06	2003	4.2757	5.4522	244,676
AIM V.I. Capital Appreciation	06	2002	5.7416	4.2757	264,342
AIM V.I. Capital Appreciation	06	2001	7.6026	5.7416	241,464
AIM V.I. Capital Appreciation	06	2000	10.0000	7.6026	0

AIM V.I. Core Equity Fund	01	2008	8.6030	5.9496	10,052
AIM V.I. Core Equity Fund	01	2007	8.0379	8.6030	10,052
AIM V.I. Core Equity Fund	01	2006	6.9569	8.0379	10,052
AIM V.I. Core Equity Fund	01	2005	6.6725	6.9569	10,052
AIM V.I. Core Equity Fund	01	2004	6.1853	6.6725	4,320
AIM V.I. Core Equity Fund	01	2003	5.0215	6.1853	4,320
AIM V.I. Core Equity Fund	01	2002	6.0085	5.0215	4,320
AIM V.I. Core Equity Fund	01	2001	7.8656	6.0085	4,320
AIM V.I. Core Equity Fund	01	2000	10.0000	7.8656	0

AIM V.I. Core Equity Fund	02	2008	8.5060	5.8735	150,466
AIM V.I. Core Equity Fund	02	2007	7.9595	8.5060	158,759
AIM V.I. Core Equity Fund	02	2006	6.8994	7.9595	198,279
AIM V.I. Core Equity Fund	02	2005	6.6274	6.8994	158,927
AIM V.I. Core Equity Fund	02	2004	6.1529	6.6274	181,586
AIM V.I. Core Equity Fund	02	2003	5.0027	6.1529	218,241
AIM V.I. Core Equity Fund	02	2002	5.9952	5.0027	294,531
AIM V.I. Core Equity Fund	02	2001	7.8602	5.9952	260,270
AIM V.I. Core Equity Fund	02	2000	10.0000	7.8602	0

AIM V.I. Core Equity Fund	03	2008	8.4421	5.8235	0
AIM V.I. Core Equity Fund	03	2007	7.9077	8.4421	21,359
AIM V.I. Core Equity Fund	03	2006	6.8615	7.9077	21,359
AIM V.I. Core Equity Fund	03	2005	6.5976	6.8615	21,359
AIM V.I. Core Equity Fund	03	2004	6.1314	6.5976	21,359
AIM V.I. Core Equity Fund	03	2003	4.9903	6.1314	21,359
AIM V.I. Core Equity Fund	03	2002	5.9863	4.9903	80,923
AIM V.I. Core Equity Fund	03	2001	7.8566	5.9863	96,947
AIM V.I. Core Equity Fund	03	2000	10.0000	7.8566	0

AIM V.I. Core Equity Fund	04	2008	8.4101	5.7985	216,338
AIM V.I. Core Equity Fund	04	2007	7.8818	8.4101	390,981
AIM V.I. Core Equity Fund	04	2006	6.8424	7.8818	423,770
AIM V.I. Core Equity Fund	04	2005	6.5826	6.8424	368,082
AIM V.I. Core Equity Fund	04	2004	6.1206	6.5826	412,087
AIM V.I. Core Equity Fund	04	2003	4.9840	6.1206	457,888
AIM V.I. Core Equity Fund	04	2002	5.9819	4.9840	496,349
AIM V.I. Core Equity Fund	04	2001	7.8548	5.9819	630,672
AIM V.I. Core Equity Fund	04	2000	10.0000	7.8548	0

AIM V.I. Core Equity Fund	05	2008	8.3467	5.7489	324,307
AIM V.I. Core Equity Fund	05	2007	7.8303	8.3467	395,114
AIM V.I. Core Equity Fund	05	2006	6.8047	7.8303	636,990
AIM V.I. Core Equity Fund	05	2005	6.5529	6.8047	737,266
AIM V.I. Core Equity Fund	05	2004	6.0992	6.5529	890,426
AIM V.I. Core Equity Fund	05	2003	4.9716	6.0992	1,023,078
AIM V.I. Core Equity Fund	05	2002	5.9731	4.9716	1,093,867
AIM V.I. Core Equity Fund	05	2001	7.8512	5.9731	1,207,738
AIM V.I. Core Equity Fund	05	2000	10.0000	7.8512	0

AIM V.I. Core Equity Fund	06	2008	8.2524	5.6753	212,781
AIM V.I. Core Equity Fund	06	2007	7.7537	8.2524	266,489
AIM V.I. Core Equity Fund	06	2006	6.7483	7.7537	337,417
AIM V.I. Core Equity Fund	06	2005	6.5085	6.7483	291,808
AIM V.I. Core Equity Fund	06	2004	6.0671	6.5085	321,243
AIM V.I. Core Equity Fund	06	2003	4.9530	6.0671	367,490
AIM V.I. Core Equity Fund	06	2002	5.9598	4.9530	384,463
AIM V.I. Core Equity Fund	06	2001	7.8458	5.9598	420,993
AIM V.I. Core Equity Fund	06	2000	10.0000	7.8458	0

AIM V.I. Dynamics Fund	01	2008	11.6831	6.0052	0
AIM V.I. Dynamics Fund	01	2007	10.5197	11.6831	0
AIM V.I. Dynamics Fund	01	2006	9.1511	10.5197	0
AIM V.I. Dynamics Fund	01	2005	8.3483	9.1511	0
AIM V.I. Dynamics Fund	01	2004	7.4403	8.3483	0
AIM V.I. Dynamics Fund	01	2003	5.4529	7.4403	0
AIM V.I. Dynamics Fund	01	2002	8.0881	5.4529	0
AIM V.I. Dynamics Fund	01	2001	10.0000	8.0881	0

AIM V.I. Dynamics Fund	02	2008	11.5653	5.9355	73,782
AIM V.I. Dynamics Fund	02	2007	10.4296	11.5653	88,406
AIM V.I. Dynamics Fund	02	2006	9.0864	10.4296	98,042
AIM V.I. Dynamics Fund	02	2005	8.3018	9.0864	20,724
AIM V.I. Dynamics Fund	02	2004	7.4102	8.3018	27,059
AIM V.I. Dynamics Fund	02	2003	5.4391	7.4102	19,817
AIM V.I. Dynamics Fund	02	2002	8.0799	5.4391	99,493
AIM V.I. Dynamics Fund	02	2001	10.0000	8.0799	23,032

AIM V.I. Dynamics Fund	03	2008	11.4875	5.8896	0
AIM V.I. Dynamics Fund	03	2007	10.3700	11.4875	0
AIM V.I. Dynamics Fund	03	2006	9.0436	10.3700	0
AIM V.I. Dynamics Fund	03	2005	8.2711	9.0436	0
AIM V.I. Dynamics Fund	03	2004	7.3902	8.2711	0
AIM V.I. Dynamics Fund	03	2003	5.4299	7.3902	0
AIM V.I. Dynamics Fund	03	2002	8.0744	5.4299	0
AIM V.I. Dynamics Fund	03	2001	10.0000	8.0744	0

AIM V.I. Dynamics Fund	04	2008	11.4487	5.8667	18,446
AIM V.I. Dynamics Fund	04	2007	10.3402	11.4487	21,139
AIM V.I. Dynamics Fund	04	2006	9.0222	10.3402	23,553
AIM V.I. Dynamics Fund	04	2005	8.2556	9.0222	17,348
AIM V.I. Dynamics Fund	04	2004	7.3802	8.2556	22,020
AIM V.I. Dynamics Fund	04	2003	5.4253	7.3802	24,081
AIM V.I. Dynamics Fund	04	2002	8.0716	5.4253	29,809
AIM V.I. Dynamics Fund	04	2001	10.0000	8.0716	17,852

AIM V.I. Dynamics Fund	05	2008	11.3714	5.8212	13,192
AIM V.I. Dynamics Fund	05	2007	10.2809	11.3714	13,723
AIM V.I. Dynamics Fund	05	2006	8.9795	10.2809	31,977
AIM V.I. Dynamics Fund	05	2005	8.2249	8.9795	36,134
AIM V.I. Dynamics Fund	05	2004	7.3602	8.2249	42,243
AIM V.I. Dynamics Fund	05	2003	5.4161	7.3602	51,666
AIM V.I. Dynamics Fund	05	2002	8.0661	5.4161	42,734
AIM V.I. Dynamics Fund	05	2001	10.0000	8.0661	32,811

AIM V.I. Dynamics Fund	06	2008	11.2565	5.7535	9,130
AIM V.I. Dynamics Fund	06	2007	10.1925	11.2565	11,654
AIM V.I. Dynamics Fund	06	2006	8.9159	10.1925	13,133
AIM V.I. Dynamics Fund	06	2005	8.1790	8.9159	24,003
AIM V.I. Dynamics Fund	06	2004	7.3303	8.1790	43,819
AIM V.I. Dynamics Fund	06	2003	5.4023	7.3303	55,125
AIM V.I. Dynamics Fund	06	2002	8.0579	5.4023	58,595
AIM V.I. Dynamics Fund	06	2001	10.0000	8.0579	25,642

AIM V.I. Growth	01	2008	10.0000	10.0000	0
AIM V.I. Growth	01	2007	10.0000	10.0000	0
AIM V.I. Growth	01	2006	4.6395	10.0000	0
AIM V.I. Growth	01	2005	4.3602	4.6395	0
AIM V.I. Growth	01	2004	4.0695	4.3602	21,694
AIM V.I. Growth	01	2003	3.1321	4.0695	21,694
AIM V.I. Growth	01	2002	4.5834	3.1321	21,694
AIM V.I. Growth	01	2001	7.0029	4.5834	21,694
AIM V.I. Growth	01	2000	10.0000	7.0029	0

AIM V.I. Growth	02	2008	10.0000	10.0000	0
AIM V.I. Growth	02	2007	10.0000	10.0000	0
AIM V.I. Growth	02	2006	4.6011	10.0000	0
AIM V.I. Growth	02	2005	4.3307	4.6011	341,713
AIM V.I. Growth	02	2004	4.0482	4.3307	447,834
AIM V.I. Growth	02	2003	3.1204	4.0482	481,179
AIM V.I. Growth	02	2002	4.5732	3.1204	491,581
AIM V.I. Growth	02	2001	6.9981	4.5732	313,353
AIM V.I. Growth	02	2000	10.0000	6.9981	0

AIM V.I. Growth	03	2008	10.0000	10.0000	0
AIM V.I. Growth	03	2007	10.0000	10.0000	0
AIM V.I. Growth	03	2006	4.5758	10.0000	0
AIM V.I. Growth	03	2005	4.3112	4.5758	0
AIM V.I. Growth	03	2004	4.0340	4.3112	0
AIM V.I. Growth	03	2003	3.1126	4.0340	0
AIM V.I. Growth	03	2002	4.5665	3.1126	22,631
AIM V.I. Growth	03	2001	6.9949	4.5665	0
AIM V.I. Growth	03	2000	10.0000	6.9949	0

AIM V.I. Growth	04	2008	10.0000	10.0000	0
AIM V.I. Growth	04	2007	10.0000	10.0000	0
AIM V.I. Growth	04	2006	4.5631	10.0000	0
AIM V.I. Growth	04	2005	4.3014	4.5631	443,045
AIM V.I. Growth	04	2004	4.0269	4.3014	517,980
AIM V.I. Growth	04	2003	3.1088	4.0269	547,015
AIM V.I. Growth	04	2002	4.5631	3.1088	652,060
AIM V.I. Growth	04	2001	6.9933	4.5631	468,503
AIM V.I. Growth	04	2000	10.0000	6.9933	0

AIM V.I. Growth	05	2008	10.0000	10.0000	0
AIM V.I. Growth	05	2007	10.0000	10.0000	0
AIM V.I. Growth	05	2006	4.5379	10.0000	0
AIM V.I. Growth	05	2005	4.2820	4.5379	616,188
AIM V.I. Growth	05	2004	4.0128	4.2820	771,155
AIM V.I. Growth	05	2003	3.1010	4.0128	942,394
AIM V.I. Growth	05	2002	4.5563	3.1010	1,007,040
AIM V.I. Growth	05	2001	6.9901	4.5563	791,165
AIM V.I. Growth	05	2000	10.0000	6.9901	0

AIM V.I. Growth	06	2008	10.0000	10.0000	0
AIM V.I. Growth	06	2007	10.0000	10.0000	0
AIM V.I. Growth	06	2006	4.5003	10.0000	0
AIM V.I. Growth	06	2005	4.2530	4.5003	311,991
AIM V.I. Growth	06	2004	3.9917	4.2530	376,295
AIM V.I. Growth	06	2003	3.0894	3.9917	462,994
AIM V.I. Growth	06	2002	4.5462	3.0894	446,957
AIM V.I. Growth	06	2001	6.9853	4.5462	193,713
AIM V.I. Growth	06	2000	10.0000	6.9853	0

AIM V.I. International Growth Fund	01	2008	13.0962	7.7295	0
AIM V.I. International Growth Fund	01	2007	11.5317	13.0962	0
AIM V.I. International Growth Fund	01	2006	9.0833	11.5317	0
AIM V.I. International Growth Fund	01	2005	7.7800	9.0833	0
AIM V.I. International Growth Fund	01	2004	6.3374	7.7800	29,883
AIM V.I. International Growth Fund	01	2003	4.9599	6.3374	29,883
AIM V.I. International Growth Fund	01	2002	5.9413	4.9599	29,883
AIM V.I. International Growth Fund	01	2001	7.8487	5.9413	29,883
AIM V.I. International Growth Fund	01	2000	10.0000	7.8487	0

AIM V.I. International Growth Fund	02	2008	12.9487	7.6308	192,951
AIM V.I. International Growth Fund	02	2007	11.4192	12.9487	275,686
AIM V.I. International Growth Fund	02	2006	9.0083	11.4192	309,975
AIM V.I. International Growth Fund	02	2005	7.7274	9.0083	431,528
AIM V.I. International Growth Fund	02	2004	6.3042	7.7274	488,799
AIM V.I. International Growth Fund	02	2003	4.9414	6.3042	517,156
AIM V.I. International Growth Fund	02	2002	5.9281	4.9414	346,633
AIM V.I. International Growth Fund	02	2001	7.8433	5.9281	481,487
AIM V.I. International Growth Fund	02	2000	10.0000	7.8433	0

AIM V.I. International Growth Fund	03	2008	12.8514	7.5658	0
AIM V.I. International Growth Fund	03	2007	11.3449	12.8514	30,935
AIM V.I. International Growth Fund	03	2006	8.9587	11.3449	30,935
AIM V.I. International Growth Fund	03	2005	7.6926	8.9587	30,935
AIM V.I. International Growth Fund	03	2004	6.2822	7.6926	30,935
AIM V.I. International Growth Fund	03	2003	4.9291	6.2822	31,028
AIM V.I. International Growth Fund	03	2002	5.9194	4.9291	31,162
AIM V.I. International Growth Fund	03	2001	7.8398	5.9194	31,298
AIM V.I. International Growth Fund	03	2000	10.0000	7.8398	0

AIM V.I. International Growth Fund	04	2008	12.8028	7.5333	89,259
AIM V.I. International Growth Fund	04	2007	11.3078	12.8028	159,970
AIM V.I. International Growth Fund	04	2006	8.9339	11.3078	196,587
AIM V.I. International Growth Fund	04	2005	7.6752	8.9339	220,940
AIM V.I. International Growth Fund	04	2004	6.2711	7.6752	241,239
AIM V.I. International Growth Fund	04	2003	4.9229	6.2711	271,282
AIM V.I. International Growth Fund	04	2002	5.9150	4.9229	306,433
AIM V.I. International Growth Fund	04	2001	7.8380	5.9150	557,746
AIM V.I. International Growth Fund	04	2000	10.0000	7.8380	0

AIM V.I. International Growth Fund	05	2008	12.7062	7.4689	168,962
AIM V.I. International Growth Fund	05	2007	11.2340	12.7062	252,166
AIM V.I. International Growth Fund	05	2006	8.8846	11.2340	282,309
AIM V.I. International Growth Fund	05	2005	7.6405	8.8846	293,977
AIM V.I. International Growth Fund	05	2004	6.2491	7.6405	326,353
AIM V.I. International Growth Fund	05	2003	4.9107	6.2491	366,417
AIM V.I. International Growth Fund	05	2002	5.9062	4.9107	423,305
AIM V.I. International Growth Fund	05	2001	7.8344	5.9062	939,316
AIM V.I. International Growth Fund	05	2000	10.0000	7.8344	0

AIM V.I. International Growth Fund	06	2008	12.5626	7.3732	132,922
AIM V.I. International Growth Fund	06	2007	11.1241	12.5626	188,704
AIM V.I. International Growth Fund	06	2006	8.8110	11.1241	212,836
AIM V.I. International Growth Fund	06	2005	7.5888	8.8110	243,403
AIM V.I. International Growth Fund	06	2004	6.2163	7.5888	258,494
AIM V.I. International Growth Fund	06	2003	4.8923	6.2163	275,433
AIM V.I. International Growth Fund	06	2002	5.8931	4.8923	299,011
AIM V.I. International Growth Fund	06	2001	7.8290	5.8931	453,866
AIM V.I. International Growth Fund	06	2000	10.0000	7.8290	0

AIM V.I. Premier Equity	01	2008	10.0000	10.0000	0
AIM V.I. Premier Equity	01	2007	10.0000	10.0000	0
AIM V.I. Premier Equity	01	2006	8.3095	10.0000	0
AIM V.I. Premier Equity	01	2005	7.9440	8.3095	0
AIM V.I. Premier Equity	01	2004	7.5865	7.9440	0
AIM V.I. Premier Equity	01	2003	6.1265	7.5865	0
AIM V.I. Premier Equity	01	2002	8.8735	6.1265	0
AIM V.I. Premier Equity	01	2001	10.0000	8.8735	0

AIM V.I. Premier Equity	02	2008	10.0000	10.0000	0
AIM V.I. Premier Equity	02	2007	10.0000	10.0000	0
AIM V.I. Premier Equity	02	2006	8.2508	10.0000	0
AIM V.I. Premier Equity	02	2005	7.8998	8.2508	70,193
AIM V.I. Premier Equity	02	2004	7.5558	7.8998	72,370
AIM V.I. Premier Equity	02	2003	6.1110	7.5558	77,041
AIM V.I. Premier Equity	02	2002	8.8645	6.1110	80,212
AIM V.I. Premier Equity	02	2001	10.0000	8.8645	23,948

AIM V.I. Premier Equity	03	2008	10.0000	10.0000	0
AIM V.I. Premier Equity	03	2007	10.0000	10.0000	0
AIM V.I. Premier Equity	03	2006	8.2119	10.0000	0
AIM V.I. Premier Equity	03	2005	7.8705	8.2119	0
AIM V.I. Premier Equity	03	2004	7.5354	7.8705	0
AIM V.I. Premier Equity	03	2003	6.1007	7.5354	0
AIM V.I. Premier Equity	03	2002	8.8585	6.1007	0
AIM V.I. Premier Equity	03	2001	10.0000	8.8585	0

AIM V.I. Premier Equity	04	2008	10.0000	10.0000	0
AIM V.I. Premier Equity	04	2007	10.0000	10.0000	0
AIM V.I. Premier Equity	04	2006	8.1925	10.0000	0
AIM V.I. Premier Equity	04	2005	7.8558	8.1925	67,728
AIM V.I. Premier Equity	04	2004	7.5252	7.8558	78,333
AIM V.I. Premier Equity	04	2003	6.0955	7.5252	80,139
AIM V.I. Premier Equity	04	2002	8.8555	6.0955	105,841
AIM V.I. Premier Equity	04	2001	10.0000	8.8555	53,148

AIM V.I. Premier Equity	05	2008	10.0000	10.0000	0
AIM V.I. Premier Equity	05	2007	10.0000	10.0000	0
AIM V.I. Premier Equity	05	2006	8.1537	10.0000	0
AIM V.I. Premier Equity	05	2005	7.8266	8.1537	78,500
AIM V.I. Premier Equity	05	2004	7.5048	7.8266	83,058
AIM V.I. Premier Equity	05	2003	6.0852	7.5048	83,649
AIM V.I. Premier Equity	05	2002	8.8495	6.0852	91,582
AIM V.I. Premier Equity	05	2001	10.0000	8.8495	45,520

AIM V.I. Premier Equity	06	2008	10.0000	10.0000	0
AIM V.I. Premier Equity	06	2007	10.0000	10.0000	0
AIM V.I. Premier Equity	06	2006	8.0960	10.0000	0
AIM V.I. Premier Equity	06	2005	7.7830	8.0960	108,259
AIM V.I. Premier Equity	06	2004	7.4744	7.7830	132,069
AIM V.I. Premier Equity	06	2003	6.0697	7.4744	181,131
AIM V.I. Premier Equity	06	2002	8.8405	6.0697	179,204
AIM V.I. Premier Equity	06	2001	10.0000	8.8405	89,762

AIM V.I. Small Company Growth Fund	01	2008	10.0000	10.0000	0
AIM V.I. Small Company Growth Fund	01	2007	10.5913	10.0000	0
AIM V.I. Small Company Growth Fund	01	2006	9.3738	10.5913	0
AIM V.I. Small Company Growth Fund	01	2005	9.0009	9.3738	0
AIM V.I. Small Company Growth Fund	01	2004	7.9828	9.0009	0
AIM V.I. Small Company Growth Fund	01	2003	6.0430	7.9828	0
AIM V.I. Small Company Growth Fund	01	2002	8.8613	6.0430	0
AIM V.I. Small Company Growth Fund	01	2001	10.0000	8.8613	0

AIM V.I. Small Company Growth Fund	02	2008	10.0000	10.0000	0
AIM V.I. Small Company Growth Fund	02	2007	10.5006	10.0000	0
AIM V.I. Small Company Growth Fund	02	2006	9.3075	10.5006	83,915
AIM V.I. Small Company Growth Fund	02	2005	8.9508	9.3075	21,305
AIM V.I. Small Company Growth Fund	02	2004	7.9504	8.9508	20,967
AIM V.I. Small Company Growth Fund	02	2003	6.0276	7.9504	18,694
AIM V.I. Small Company Growth Fund	02	2002	8.8522	6.0276	21,896
AIM V.I. Small Company Growth Fund	02	2001	10.0000	8.8522	8,770

AIM V.I. Small Company Growth Fund	03	2008	10.0000	10.0000	0
AIM V.I. Small Company Growth Fund	03	2007	10.4406	10.0000	0
AIM V.I. Small Company Growth Fund	03	2006	9.2637	10.4406	0
AIM V.I. Small Company Growth Fund	03	2005	8.9176	9.2637	0
AIM V.I. Small Company Growth Fund	03	2004	7.9290	8.9176	0
AIM V.I. Small Company Growth Fund	03	2003	6.0174	7.9290	0
AIM V.I. Small Company Growth Fund	03	2002	8.8462	6.0174	0
AIM V.I. Small Company Growth Fund	03	2001	10.0000	8.8462	0

AIM V.I. Small Company Growth Fund	04	2008	10.0000	10.0000	0
AIM V.I. Small Company Growth Fund	04	2007	10.4106	10.0000	0
AIM V.I. Small Company Growth Fund	04	2006	9.2417	10.4106	28,137
AIM V.I. Small Company Growth Fund	04	2005	8.9010	9.2417	29,947
AIM V.I. Small Company Growth Fund	04	2004	7.9182	8.9010	31,320
AIM V.I. Small Company Growth Fund	04	2003	6.0123	7.9182	30,797
AIM V.I. Small Company Growth Fund	04	2002	8.8432	6.0123	28,048
AIM V.I. Small Company Growth Fund	04	2001	10.0000	8.8432	15,650

AIM V.I. Small Company Growth Fund	05	2008	10.0000	10.0000	0
AIM V.I. Small Company Growth Fund	05	2007	10.3509	10.0000	0
AIM V.I. Small Company Growth Fund	05	2006	9.1980	10.3509	45,853
AIM V.I. Small Company Growth Fund	05	2005	8.8679	9.1980	54,425
AIM V.I. Small Company Growth Fund	05	2004	7.8968	8.8679	59,251
AIM V.I. Small Company Growth Fund	05	2003	6.0021	7.8968	60,695
AIM V.I. Small Company Growth Fund	05	2002	8.8372	6.0021	32,998
AIM V.I. Small Company Growth Fund	05	2001	10.0000	8.8372	13,894

AIM V.I. Small Company Growth Fund	06	2008	10.0000	10.0000	0
AIM V.I. Small Company Growth Fund	06	2007	10.2619	10.0000	0
AIM V.I. Small Company Growth Fund	06	2006	9.1329	10.2619	30,943
AIM V.I. Small Company Growth Fund	06	2005	8.8184	9.1329	26,169
AIM V.I. Small Company Growth Fund	06	2004	7.8648	8.8184	27,406
AIM V.I. Small Company Growth Fund	06	2003	5.9869	7.8648	34,789
AIM V.I. Small Company Growth Fund	06	2002	8.8282	5.9869	29,641
AIM V.I. Small Company Growth Fund	06	2001	10.0000	8.8282	20,911

AIM VI Small Cap	01	2008	9.9128	6.7407	0
AIM VI Small Cap	01	2007	10.0000	9.9128	0

AIM VI Small Cap	02	2008	9.9027	6.7235	62,561
AIM VI Small Cap	02	2007	10.0000	9.9027	78,095

AIM VI Small Cap	03	2008	9.8960	6.7122	0
AIM VI Small Cap	03	2007	10.0000	9.8960	0

AIM VI Small Cap	04	2008	9.8926	6.7065	19,095
AIM VI Small Cap	04	2007	10.0000	9.8926	27,494

AIM VI Small Cap	05	2008	9.8859	6.6950	16,099
AIM VI Small Cap	05	2007	10.0000	9.8859	15,846

AIM VI Small Cap	06	2008	9.8758	6.6780	15,757
AIM VI Small Cap	06	2007	10.0000	9.8758	24,080

Alger Am. Growth	01	2008	10.0000	10.0000	0
Alger Am. Growth	01	2007	7.2549	10.0000	0
Alger Am. Growth	01	2006	6.9691	7.2549	0
Alger Am. Growth	01	2005	6.2832	6.9691	0
Alger Am. Growth	01	2004	6.0161	6.2832	0
Alger Am. Growth	01	2003	4.4959	6.0161	0
Alger Am. Growth	01	2002	6.7774	4.4959	21,406
Alger Am. Growth	01	2001	7.7636	6.7774	25,344
Alger Am. Growth	01	2000	10.0000	7.7636	0

Alger Am. Growth	02	2008	10.0000	10.0000	0
Alger Am. Growth	02	2007	7.1841	10.0000	0
Alger Am. Growth	02	2006	6.9115	7.1841	150,259
Alger Am. Growth	02	2005	6.2407	6.9115	172,939
Alger Am. Growth	02	2004	5.9845	6.2407	267,123
Alger Am. Growth	02	2003	4.4791	5.9845	325,968
Alger Am. Growth	02	2002	6.7624	4.4791	383,694
Alger Am. Growth	02	2001	7.7583	6.7624	399,476
Alger Am. Growth	02	2000	10.0000	7.7583	0

Alger Am. Growth	03	2008	10.0000	10.0000	0
Alger Am. Growth	03	2007	7.1373	10.0000	0
Alger Am. Growth	03	2006	6.8735	7.1373	16,666
Alger Am. Growth	03	2005	6.2126	6.8735	16,666
Alger Am. Growth	03	2004	5.9636	6.2126	16,666
Alger Am. Growth	03	2003	4.4680	5.9636	16,758
Alger Am. Growth	03	2002	6.7524	4.4680	143,992
Alger Am. Growth	03	2001	7.7547	6.7524	160,858
Alger Am. Growth	03	2000	10.0000	7.7547	0

Alger Am. Growth	04	2008	10.0000	10.0000	0
Alger Am. Growth	04	2007	7.1140	10.0000	0
Alger Am. Growth	04	2006	6.8545	7.1140	230,375
Alger Am. Growth	04	2005	6.1986	6.8545	270,496
Alger Am. Growth	04	2004	5.9532	6.1986	322,250
Alger Am. Growth	04	2003	4.4624	5.9532	423,614
Alger Am. Growth	04	2002	6.7474	4.4624	496,633
Alger Am. Growth	04	2001	7.7529	6.7474	537,984
Alger Am. Growth	04	2000	10.0000	7.7529	0

Alger Am. Growth	05	2008	10.0000	10.0000	0
Alger Am. Growth	05	2007	7.0675	10.0000	0
Alger Am. Growth	05	2006	6.8166	7.0675	679,054
Alger Am. Growth	05	2005	6.1705	6.8166	994,532
Alger Am. Growth	05	2004	5.9323	6.1705	1,360,917
Alger Am. Growth	05	2003	4.4513	5.9323	1,908,090
Alger Am. Growth	05	2002	6.7374	4.4513	2,059,075
Alger Am. Growth	05	2001	7.7494	6.7374	2,158,183
Alger Am. Growth	05	2000	10.0000	7.7494	0

Alger Am. Growth	06	2008	10.0000	10.0000	0
Alger Am. Growth	06	2007	6.9983	10.0000	0
Alger Am. Growth	06	2006	6.7602	6.9983	277,139
Alger Am. Growth	06	2005	6.1288	6.7602	492,043
Alger Am. Growth	06	2004	5.9011	6.1288	758,207
Alger Am. Growth	06	2003	4.4346	5.9011	899,754
Alger Am. Growth	06	2002	6.7225	4.4346	959,617
Alger Am. Growth	06	2001	7.7440	6.7225	1,224,615
Alger Am. Growth	06	2000	10.0000	7.7440	0

Alger Am. Income & Growth	01	2008	8.5385	5.1165	0
Alger Am. Income & Growth	01	2007	7.8317	8.5385	0
Alger Am. Income & Growth	01	2006	7.2369	7.8317	0
Alger Am. Income & Growth	01	2005	7.0668	7.2369	0
Alger Am. Income & Growth	01	2004	6.6190	7.0668	11,908
Alger Am. Income & Growth	01	2003	5.1493	6.6190	11,908
Alger Am. Income & Growth	01	2002	7.5492	5.1493	11,908
Alger Am. Income & Growth	01	2001	8.9007	7.5492	11,908
Alger Am. Income & Growth	01	2000	10.0000	8.9007	0

Alger Am. Income & Growth	02	2008	8.4423	5.0512	51,087
Alger Am. Income & Growth	02	2007	7.7553	8.4423	69,884
Alger Am. Income & Growth	02	2006	7.1771	7.7553	89,011
Alger Am. Income & Growth	02	2005	7.0191	7.1771	115,878
Alger Am. Income & Growth	02	2004	6.5844	7.0191	144,432
Alger Am. Income & Growth	02	2003	5.1301	6.5844	249,798
Alger Am. Income & Growth	02	2002	7.5325	5.1301	298,433
Alger Am. Income & Growth	02	2001	8.8946	7.5325	356,107
Alger Am. Income & Growth	02	2000	10.0000	8.8946	0

Alger Am. Income & Growth	03	2008	8.3788	5.0081	0
Alger Am. Income & Growth	03	2007	7.7048	8.3788	16,407
Alger Am. Income & Growth	03	2006	7.1376	7.7048	16,407
Alger Am. Income & Growth	03	2005	6.9875	7.1376	16,407
Alger Am. Income & Growth	03	2004	6.5614	6.9875	16,407
Alger Am. Income & Growth	03	2003	5.1173	6.5614	16,497
Alger Am. Income & Growth	03	2002	7.5214	5.1173	30,355
Alger Am. Income & Growth	03	2001	8.8906	7.5214	28,769
Alger Am. Income & Growth	03	2000	10.0000	8.8906	0

Alger Am. Income & Growth	04	2008	8.3472	4.9866	128,017
Alger Am. Income & Growth	04	2007	7.6796	8.3472	162,805
Alger Am. Income & Growth	04	2006	7.1179	7.6796	194,962
Alger Am. Income & Growth	04	2005	6.9717	7.1179	238,708
Alger Am. Income & Growth	04	2004	6.5499	6.9717	269,316
Alger Am. Income & Growth	04	2003	5.1110	6.5499	325,557
Alger Am. Income & Growth	04	2002	7.5158	5.1110	390,378
Alger Am. Income & Growth	04	2001	8.8885	7.5158	469,117
Alger Am. Income & Growth	04	2000	10.0000	8.8885	0

Alger Am. Income & Growth	05	2008	8.2842	4.9439	169,136
Alger Am. Income & Growth	05	2007	7.6294	8.2842	231,985
Alger Am. Income & Growth	05	2006	7.0785	7.6294	290,231
Alger Am. Income & Growth	05	2005	6.9402	7.0785	320,399
Alger Am. Income & Growth	05	2004	6.5269	6.9402	443,135
Alger Am. Income & Growth	05	2003	5.0982	6.5269	574,717
Alger Am. Income & Growth	05	2002	7.5047	5.0982	633,284
Alger Am. Income & Growth	05	2001	8.8845	7.5047	802,943
Alger Am. Income & Growth	05	2000	10.0000	8.8845	0

Alger Am. Income & Growth	06	2008	8.1906	4.8807	80,215
Alger Am. Income & Growth	06	2007	7.5548	8.1906	99,060
Alger Am. Income & Growth	06	2006	7.0199	7.5548	102,496
Alger Am. Income & Growth	06	2005	6.8932	7.0199	123,531
Alger Am. Income & Growth	06	2004	6.4926	6.8932	140,579
Alger Am. Income & Growth	06	2003	5.0791	6.4926	267,998
Alger Am. Income & Growth	06	2002	7.4881	5.0791	309,350
Alger Am. Income & Growth	06	2001	8.8783	7.4881	314,307
Alger Am. Income & Growth	06	2000	10.0000	8.8783	0

Alger American SmallCap Growth Portfolio	01	2008	9.2345	4.8816	0
Alger American SmallCap Growth Portfolio	01	2007	7.9565	9.2345	0
Alger American SmallCap Growth Portfolio	01	2006	6.6962	7.9565	0
Alger American SmallCap Growth Portfolio	01	2005	5.7868	6.6962	0
Alger American SmallCap Growth Portfolio	01	2004	5.0144	5.7868	0
Alger American SmallCap Growth Portfolio	01	2003	3.5583	5.0144	0
Alger American SmallCap Growth Portfolio	01	2002	4.8719	3.5583	0
Alger American SmallCap Growth Portfolio	01	2001	6.9821	4.8719	0
Alger American SmallCap Growth Portfolio	01	2000	10.0000	6.9821	0

Alger American SmallCap Growth Portfolio	02	2008	9.1305	4.8192	18,085
Alger American SmallCap Growth Portfolio	02	2007	7.8788	9.1305	39,694
Alger American SmallCap Growth Portfolio	02	2006	6.6409	7.8788	58,480
Alger American SmallCap Growth Portfolio	02	2005	5.7477	6.6409	69,336
Alger American SmallCap Growth Portfolio	02	2004	4.9881	5.7477	73,018
Alger American SmallCap Growth Portfolio	02	2003	3.5450	4.9881	84,335
Alger American SmallCap Growth Portfolio	02	2002	4.8611	3.5450	92,161
Alger American SmallCap Growth Portfolio	02	2001	6.9773	4.8611	94,917
Alger American SmallCap Growth Portfolio	02	2000	10.0000	6.9773	0

Alger American SmallCap Growth Portfolio	03	2008	9.0618	4.7781	0
Alger American SmallCap Growth Portfolio	03	2007	7.8275	9.0618	9,376
Alger American SmallCap Growth Portfolio	03	2006	6.6043	7.8275	9,376
Alger American SmallCap Growth Portfolio	03	2005	5.7218	6.6043	9,376
Alger American SmallCap Growth Portfolio	03	2004	4.9707	5.7218	9,376
Alger American SmallCap Growth Portfolio	03	2003	3.5362	4.9707	9,376
Alger American SmallCap Growth Portfolio	03	2002	4.8539	3.5362	30,285
Alger American SmallCap Growth Portfolio	03	2001	6.9741	4.8539	27,593
Alger American SmallCap Growth Portfolio	03	2000	10.0000	6.9741	0

Alger American SmallCap Growth Portfolio	04	2008	9.0276	4.7576	33,001
Alger American SmallCap Growth Portfolio	04	2007	7.8019	9.0276	41,648
Alger American SmallCap Growth Portfolio	04	2006	6.5861	7.8019	57,784
Alger American SmallCap Growth Portfolio	04	2005	5.7088	6.5861	68,874
Alger American SmallCap Growth Portfolio	04	2004	4.9620	5.7088	78,741
Alger American SmallCap Growth Portfolio	04	2003	3.5318	4.9620	100,201
Alger American SmallCap Growth Portfolio	04	2002	4.8503	3.5318	128,975
Alger American SmallCap Growth Portfolio	04	2001	6.9725	4.8503	144,086
Alger American SmallCap Growth Portfolio	04	2000	10.0000	6.9725	0

Alger American SmallCap Growth Portfolio	05	2008	8.9594	4.7168	43,369
Alger American SmallCap Growth Portfolio	05	2007	7.7509	8.9594	75,283
Alger American SmallCap Growth Portfolio	05	2006	6.5496	7.7509	93,778
Alger American SmallCap Growth Portfolio	05	2005	5.6830	6.5496	110,038
Alger American SmallCap Growth Portfolio	05	2004	4.9445	5.6830	124,308
Alger American SmallCap Growth Portfolio	05	2003	3.5229	4.9445	149,153
Alger American SmallCap Growth Portfolio	05	2002	4.8431	3.5229	174,045
Alger American SmallCap Growth Portfolio	05	2001	6.9693	4.8431	183,398
Alger American SmallCap Growth Portfolio	05	2000	10.0000	6.9693	0

Alger American SmallCap Growth Portfolio	06	2008	8.8582	4.6565	16,373
Alger American SmallCap Growth Portfolio	06	2007	7.6751	8.8582	29,459
Alger American SmallCap Growth Portfolio	06	2006	6.4954	7.6751	31,397
Alger American SmallCap Growth Portfolio	06	2005	5.6445	6.4954	38,147
Alger American SmallCap Growth Portfolio	06	2004	4.9186	5.6445	47,276
Alger American SmallCap Growth Portfolio	06	2003	3.5097	4.9186	59,974
Alger American SmallCap Growth Portfolio	06	2002	4.8324	3.5097	64,240
Alger American SmallCap Growth Portfolio	06	2001	6.9644	4.8324	67,320
Alger American SmallCap Growth Portfolio	06	2000	10.0000	6.9644	0

Alliance Bernstein Global Technology Portfolio	01	2008	9.0239	4.6931	0
Alliance Bernstein Global Technology Portfolio	01	2007	7.6030	9.0239	0
Alliance Bernstein Global Technology Portfolio	01	2006	7.0857	7.6030	0
Alliance Bernstein Global Technology Portfolio	01	2005	6.9052	7.0857	0
Alliance Bernstein Global Technology Portfolio	01	2004	6.6374	6.9052	0
Alliance Bernstein Global Technology Portfolio	01	2003	4.6626	6.6374	0
Alliance Bernstein Global Technology Portfolio	01	2002	8.0937	4.6626	0
Alliance Bernstein Global Technology Portfolio	01	2001	10.0000	8.0937	0

Alliance Bernstein Global Technology Portfolio	02	2008	8.9329	4.6386	10,044
Alliance Bernstein Global Technology Portfolio	02	2007	7.5378	8.9329	11,675
Alliance Bernstein Global Technology Portfolio	02	2006	7.0356	7.5378	11,398
Alliance Bernstein Global Technology Portfolio	02	2005	6.8667	7.0356	11,401
Alliance Bernstein Global Technology Portfolio	02	2004	6.6106	6.8667	12,083
Alliance Bernstein Global Technology Portfolio	02	2003	4.6508	6.6106	14,626
Alliance Bernstein Global Technology Portfolio	02	2002	8.0854	4.6508	16,885
Alliance Bernstein Global Technology Portfolio	02	2001	10.0000	8.0854	7,801

Alliance Bernstein Global Technology Portfolio	03	2008	8.8728	4.6027	0
Alliance Bernstein Global Technology Portfolio	03	2007	7.4947	8.8728	0
Alliance Bernstein Global Technology Portfolio	03	2006	7.0024	7.4947	0
Alliance Bernstein Global Technology Portfolio	03	2005	6.8413	7.0024	0
Alliance Bernstein Global Technology Portfolio	03	2004	6.5927	6.8413	0
Alliance Bernstein Global Technology Portfolio	03	2003	4.6429	6.5927	0
Alliance Bernstein Global Technology Portfolio	03	2002	8.0799	4.6429	0
Alliance Bernstein Global Technology Portfolio	03	2001	10.0000	8.0799	0

Alliance Bernstein Global Technology Portfolio	04	2008	8.8428	4.5848	14,395
Alliance Bernstein Global Technology Portfolio	04	2007	7.4732	8.8428	10,371
Alliance Bernstein Global Technology Portfolio	04	2006	6.9858	7.4732	11,038
Alliance Bernstein Global Technology Portfolio	04	2005	6.8285	6.9858	13,404
Alliance Bernstein Global Technology Portfolio	04	2004	6.5838	6.8285	15,152
Alliance Bernstein Global Technology Portfolio	04	2003	4.6390	6.5838	22,616
Alliance Bernstein Global Technology Portfolio	04	2002	8.0772	4.6390	22,701
Alliance Bernstein Global Technology Portfolio	04	2001	10.0000	8.0772	14,920

Alliance Bernstein Global Technology Portfolio	05	2008	8.7832	4.5493	14,966
Alliance Bernstein Global Technology Portfolio	05	2007	7.4303	8.7832	35,330
Alliance Bernstein Global Technology Portfolio	05	2006	6.9528	7.4303	42,508
Alliance Bernstein Global Technology Portfolio	05	2005	6.8031	6.9528	54,711
Alliance Bernstein Global Technology Portfolio	05	2004	6.5660	6.8031	31,794
Alliance Bernstein Global Technology Portfolio	05	2003	4.6311	6.5660	32,221
Alliance Bernstein Global Technology Portfolio	05	2002	8.0717	4.6311	51,790
Alliance Bernstein Global Technology Portfolio	05	2001	10.0000	8.0717	12,343

Alliance Bernstein Global Technology Portfolio	06	2008	8.6944	4.4964	12,253
Alliance Bernstein Global Technology Portfolio	06	2007	7.3665	8.6944	17,932
Alliance Bernstein Global Technology Portfolio	06	2006	6.9036	7.3665	20,750
Alliance Bernstein Global Technology Portfolio	06	2005	6.7652	6.9036	27,959
Alliance Bernstein Global Technology Portfolio	06	2004	6.5393	6.7652	34,313
Alliance Bernstein Global Technology Portfolio	06	2003	4.6193	6.5393	36,418
Alliance Bernstein Global Technology Portfolio	06	2002	8.0635	4.6193	45,339
Alliance Bernstein Global Technology Portfolio	06	2001	10.0000	8.0635	22,463

Alliance Bernstein Large Cap Growth Portfolio	01	2008	10.0000	10.0000	0
Alliance Bernstein Large Cap Growth Portfolio	01	2007	8.6021	10.0000	0
Alliance Bernstein Large Cap Growth Portfolio	01	2006	8.7447	8.6021	0
Alliance Bernstein Large Cap Growth Portfolio	01	2005	7.6912	8.7447	0
Alliance Bernstein Large Cap Growth Portfolio	01	2004	7.1707	7.6912	0
Alliance Bernstein Large Cap Growth Portfolio	01	2003	5.8711	7.1707	0
Alliance Bernstein Large Cap Growth Portfolio	01	2002	8.5752	5.8711	0
Alliance Bernstein Large Cap Growth Portfolio	01	2001	10.0000	8.5752	0

Alliance Bernstein Large Cap Growth Portfolio	02	2008	10.0000	10.0000	0
Alliance Bernstein Large Cap Growth Portfolio	02	2007	8.5283	10.0000	0
Alliance Bernstein Large Cap Growth Portfolio	02	2006	8.6829	8.5283	142,523
Alliance Bernstein Large Cap Growth Portfolio	02	2005	7.6484	8.6829	319,891
Alliance Bernstein Large Cap Growth Portfolio	02	2004	7.1416	7.6484	336,044
Alliance Bernstein Large Cap Growth Portfolio	02	2003	5.8562	7.1416	363,924
Alliance Bernstein Large Cap Growth Portfolio	02	2002	8.5665	5.8562	144,212
Alliance Bernstein Large Cap Growth Portfolio	02	2001	10.0000	8.5665	87,747

Alliance Bernstein Large Cap Growth Portfolio	03	2008	10.0000	10.0000	0
Alliance Bernstein Large Cap Growth Portfolio	03	2007	8.4796	10.0000	0
Alliance Bernstein Large Cap Growth Portfolio	03	2006	8.6420	8.4796	0
Alliance Bernstein Large Cap Growth Portfolio	03	2005	7.6201	8.6420	0
Alliance Bernstein Large Cap Growth Portfolio	03	2004	7.1224	7.6201	0
Alliance Bernstein Large Cap Growth Portfolio	03	2003	5.8464	7.1224	0
Alliance Bernstein Large Cap Growth Portfolio	03	2002	8.5607	5.8464	0
Alliance Bernstein Large Cap Growth Portfolio	03	2001	10.0000	8.5607	0

Alliance Bernstein Large Cap Growth Portfolio	04	2008	10.0000	10.0000	0
Alliance Bernstein Large Cap Growth Portfolio	04	2007	8.4552	10.0000	0
Alliance Bernstein Large Cap Growth Portfolio	04	2006	8.6216	8.4552	51,224
Alliance Bernstein Large Cap Growth Portfolio	04	2005	7.6059	8.6216	78,753
Alliance Bernstein Large Cap Growth Portfolio	04	2004	7.1127	7.6059	81,373
Alliance Bernstein Large Cap Growth Portfolio	04	2003	5.8414	7.1127	89,603
Alliance Bernstein Large Cap Growth Portfolio	04	2002	8.5578	5.8414	85,927
Alliance Bernstein Large Cap Growth Portfolio	04	2001	10.0000	8.5578	52,607

Alliance Bernstein Large Cap Growth Portfolio	05	2008	10.0000	10.0000	0
Alliance Bernstein Large Cap Growth Portfolio	05	2007	8.4067	10.0000	0
Alliance Bernstein Large Cap Growth Portfolio	05	2006	8.5808	8.4067	119,475
Alliance Bernstein Large Cap Growth Portfolio	05	2005	7.5775	8.5808	141,984
Alliance Bernstein Large Cap Growth Portfolio	05	2004	7.0935	7.5775	125,294
Alliance Bernstein Large Cap Growth Portfolio	05	2003	5.8315	7.0935	124,618
Alliance Bernstein Large Cap Growth Portfolio	05	2002	8.5519	5.8315	135,802
Alliance Bernstein Large Cap Growth Portfolio	05	2001	10.0000	8.5519	67,270

Alliance Bernstein Large Cap Growth Portfolio	06	2008	10.0000	10.0000	0
Alliance Bernstein Large Cap Growth Portfolio	06	2007	8.3345	10.0000	0
Alliance Bernstein Large Cap Growth Portfolio	06	2006	8.5200	8.3345	108,909
Alliance Bernstein Large Cap Growth Portfolio	06	2005	7.5353	8.5200	110,696
Alliance Bernstein Large Cap Growth Portfolio	06	2004	7.0647	7.5353	119,713
Alliance Bernstein Large Cap Growth Portfolio	06	2003	5.8166	7.0647	160,069
Alliance Bernstein Large Cap Growth Portfolio	06	2002	8.5432	5.8166	186,718
Alliance Bernstein Large Cap Growth Portfolio	06	2001	10.0000	8.5432	109,464

Alliance Bernstein VP Growth and Income Portfolio	01	2008	12.8162	7.5244	0
Alliance Bernstein VP Growth and Income Portfolio	01	2007	12.3463	12.8162	0
Alliance Bernstein VP Growth and Income Portfolio	01	2006	10.6601	12.3463	0
Alliance Bernstein VP Growth and Income Portfolio	01	2005	10.2943	10.6601	0
Alliance Bernstein VP Growth and Income Portfolio	01	2004	9.3494	10.2943	495,111
Alliance Bernstein VP Growth and Income Portfolio	01	2003	7.1444	9.3494	528,441
Alliance Bernstein VP Growth and Income Portfolio	01	2002	9.2837	7.1444	289,776
Alliance Bernstein VP Growth and Income Portfolio	01	2001	10.0000	9.2837	0

Alliance Bernstein VP Growth and Income Portfolio	02	2008	12.6870	7.4372	147,682
Alliance Bernstein VP Growth and Income Portfolio	02	2007	12.2405	12.6870	212,818
Alliance Bernstein VP Growth and Income Portfolio	02	2006	10.5848	12.2405	254,920
Alliance Bernstein VP Growth and Income Portfolio	02	2005	10.2371	10.5848	388,814
Alliance Bernstein VP Growth and Income Portfolio	02	2004	9.3116	10.2371	435,902
Alliance Bernstein VP Growth and Income Portfolio	02	2003	7.1263	9.3116	457,778
Alliance Bernstein VP Growth and Income Portfolio	02	2002	9.2742	7.1263	316,095
Alliance Bernstein VP Growth and Income Portfolio	02	2001	10.0000	9.2742	134,214

Alliance Bernstein VP Growth and Income Portfolio	03	2008	12.6017	7.3797	24,990
Alliance Bernstein VP Growth and Income Portfolio	03	2007	12.1706	12.6017	27,356
Alliance Bernstein VP Growth and Income Portfolio	03	2006	10.5349	12.1706	28,561
Alliance Bernstein VP Growth and Income Portfolio	03	2005	10.1991	10.5349	51,467
Alliance Bernstein VP Growth and Income Portfolio	03	2004	9.2865	10.1991	52,882
Alliance Bernstein VP Growth and Income Portfolio	03	2003	7.1142	9.2865	54,381
Alliance Bernstein VP Growth and Income Portfolio	03	2002	9.2680	7.1142	56,080
Alliance Bernstein VP Growth and Income Portfolio	03	2001	10.0000	9.2680	18,765

Alliance Bernstein VP Growth and Income Portfolio	04	2008	12.5591	7.3510	149,319
Alliance Bernstein VP Growth and Income Portfolio	04	2007	12.1356	12.5591	213,193
Alliance Bernstein VP Growth and Income Portfolio	04	2006	10.5100	12.1356	261,559
Alliance Bernstein VP Growth and Income Portfolio	04	2005	10.1802	10.5100	349,742
Alliance Bernstein VP Growth and Income Portfolio	04	2004	9.2739	10.1802	380,916
Alliance Bernstein VP Growth and Income Portfolio	04	2003	7.1082	9.2739	406,207
Alliance Bernstein VP Growth and Income Portfolio	04	2002	9.2648	7.1082	402,307
Alliance Bernstein VP Growth and Income Portfolio	04	2001	10.0000	9.2648	212,874

Alliance Bernstein VP Growth and Income Portfolio	05	2008	12.4744	7.2939	188,159
Alliance Bernstein VP Growth and Income Portfolio	05	2007	12.0660	12.4744	252,806
Alliance Bernstein VP Growth and Income Portfolio	05	2006	10.4603	12.0660	304,116
Alliance Bernstein VP Growth and Income Portfolio	05	2005	10.1423	10.4603	373,219
Alliance Bernstein VP Growth and Income Portfolio	05	2004	9.2488	10.1423	421,162
Alliance Bernstein VP Growth and Income Portfolio	05	2003	7.0962	9.2488	390,394
Alliance Bernstein VP Growth and Income Portfolio	05	2002	9.2585	7.0962	469,382
Alliance Bernstein VP Growth and Income Portfolio	05	2001	10.0000	9.2585	143,364

Alliance Bernstein VP Growth and Income Portfolio	06	2008	12.3484	7.2092	171,929
Alliance Bernstein VP Growth and Income Portfolio	06	2007	11.9624	12.3484	239,034
Alliance Bernstein VP Growth and Income Portfolio	06	2006	10.3862	11.9624	273,822
Alliance Bernstein VP Growth and Income Portfolio	06	2005	10.0858	10.3862	310,261
Alliance Bernstein VP Growth and Income Portfolio	06	2004	9.2113	10.0858	338,684
Alliance Bernstein VP Growth and Income Portfolio	06	2003	7.0781	9.2113	332,660
Alliance Bernstein VP Growth and Income Portfolio	06	2002	9.2491	7.0781	341,356
Alliance Bernstein VP Growth and Income Portfolio	06	2001	10.0000	9.2491	116,848

Alliance Bernstein VP Small Cap Growth Portfolio	01	2008	13.5120	7.2736	0
Alliance Bernstein VP Small Cap Growth Portfolio	01	2007	12.0048	13.5120	0
Alliance Bernstein VP Small Cap Growth Portfolio	01	2006	10.9731	12.0048	0
Alliance Bernstein VP Small Cap Growth Portfolio	01	2005	10.5702	10.9731	0
Alliance Bernstein VP Small Cap Growth Portfolio	01	2004	9.3344	10.5702	0
Alliance Bernstein VP Small Cap Growth Portfolio	01	2003	6.3418	9.3344	0
Alliance Bernstein VP Small Cap Growth Portfolio	01	2002	9.4295	6.3418	0
Alliance Bernstein VP Small Cap Growth Portfolio	01	2001	10.0000	9.4295	0

Alliance Bernstein VP Small Cap Growth Portfolio	02	2008	13.3757	7.1892	11,212
Alliance Bernstein VP Small Cap Growth Portfolio	02	2007	11.9019	13.3757	33,325
Alliance Bernstein VP Small Cap Growth Portfolio	02	2006	10.8955	11.9019	34,650
Alliance Bernstein VP Small Cap Growth Portfolio	02	2005	10.5113	10.8955	49,470
Alliance Bernstein VP Small Cap Growth Portfolio	02	2004	9.2966	10.5113	28,259
Alliance Bernstein VP Small Cap Growth Portfolio	02	2003	6.3257	9.2966	5,686
Alliance Bernstein VP Small Cap Growth Portfolio	02	2002	9.4199	6.3257	8,067
Alliance Bernstein VP Small Cap Growth Portfolio	02	2001	10.0000	9.4199	44,890

Alliance Bernstein VP Small Cap Growth Portfolio	03	2008	13.2858	7.1336	0
Alliance Bernstein VP Small Cap Growth Portfolio	03	2007	11.8339	13.2858	0
Alliance Bernstein VP Small Cap Growth Portfolio	03	2006	10.8442	11.8339	0
Alliance Bernstein VP Small Cap Growth Portfolio	03	2005	10.4724	10.8442	0
Alliance Bernstein VP Small Cap Growth Portfolio	03	2004	9.2715	10.4724	0
Alliance Bernstein VP Small Cap Growth Portfolio	03	2003	6.3150	9.2715	0
Alliance Bernstein VP Small Cap Growth Portfolio	03	2002	9.4135	6.3150	0
Alliance Bernstein VP Small Cap Growth Portfolio	03	2001	10.0000	9.4135	0

Alliance Bernstein VP Small Cap Growth Portfolio	04	2008	13.2409	7.1059	27,179
Alliance Bernstein VP Small Cap Growth Portfolio	04	2007	11.7999	13.2409	23,525
Alliance Bernstein VP Small Cap Growth Portfolio	04	2006	10.8185	11.7999	12,855
Alliance Bernstein VP Small Cap Growth Portfolio	04	2005	10.4529	10.8185	13,119
Alliance Bernstein VP Small Cap Growth Portfolio	04	2004	9.2590	10.4529	8,611
Alliance Bernstein VP Small Cap Growth Portfolio	04	2003	6.3096	9.2590	3,313
Alliance Bernstein VP Small Cap Growth Portfolio	04	2002	9.4103	6.3096	3,217
Alliance Bernstein VP Small Cap Growth Portfolio	04	2001	10.0000	9.4103	23,184

Alliance Bernstein VP Small Cap Growth Portfolio	05	2008	13.1515	7.0507	15,634
Alliance Bernstein VP Small Cap Growth Portfolio	05	2007	11.7322	13.1515	22,704
Alliance Bernstein VP Small Cap Growth Portfolio	05	2006	10.7674	11.7322	47,345
Alliance Bernstein VP Small Cap Growth Portfolio	05	2005	10.4140	10.7674	57,881
Alliance Bernstein VP Small Cap Growth Portfolio	05	2004	9.2339	10.4140	54,796
Alliance Bernstein VP Small Cap Growth Portfolio	05	2003	6.2989	9.2339	13,563
Alliance Bernstein VP Small Cap Growth Portfolio	05	2002	9.4039	6.2989	13,305
Alliance Bernstein VP Small Cap Growth Portfolio	05	2001	10.0000	9.4039	1,505

Alliance Bernstein VP Small Cap Growth Portfolio	06	2008	13.0186	6.9688	4,831
Alliance Bernstein VP Small Cap Growth Portfolio	06	2007	11.6315	13.0186	5,081
Alliance Bernstein VP Small Cap Growth Portfolio	06	2006	10.6911	11.6315	7,170
Alliance Bernstein VP Small Cap Growth Portfolio	06	2005	10.3559	10.6911	8,846
Alliance Bernstein VP Small Cap Growth Portfolio	06	2004	9.1965	10.3559	12,703
Alliance Bernstein VP Small Cap Growth Portfolio	06	2003	6.2829	9.1965	4,547
Alliance Bernstein VP Small Cap Growth Portfolio	06	2002	9.3943	6.2829	4,356
Alliance Bernstein VP Small Cap Growth Portfolio	06	2001	10.0000	9.3943	63

AllianceBernstein International Growth Portfolio	01	2008	24.6408	12.4492	0
AllianceBernstein International Growth Portfolio	01	2007	21.1335	24.6408	0
AllianceBernstein International Growth Portfolio	01	2006	16.8482	21.1335	0
AllianceBernstein International Growth Portfolio	01	2005	14.1167	16.8482	0
AllianceBernstein International Growth Portfolio	01	2004	11.5022	14.1167	0
AllianceBernstein International Growth Portfolio	01	2003	8.1206	11.5022	0
AllianceBernstein International Growth Portfolio	01	2002	8.5678	8.1206	0
AllianceBernstein International Growth Portfolio	01	2001	10.0000	8.5678	0

AllianceBernstein International Growth Portfolio	02	2008	24.3925	12.3049	87,559
AllianceBernstein International Growth Portfolio	02	2007	20.9525	24.3925	124,051
AllianceBernstein International Growth Portfolio	02	2006	16.7292	20.9525	115,917
AllianceBernstein International Growth Portfolio	02	2005	14.0382	16.7292	46,517
AllianceBernstein International Growth Portfolio	02	2004	11.4556	14.0382	52,467
AllianceBernstein International Growth Portfolio	02	2003	8.1000	11.4556	52,060
AllianceBernstein International Growth Portfolio	02	2002	8.5591	8.1000	38,475
AllianceBernstein International Growth Portfolio	02	2001	10.0000	8.5591	8,432

AllianceBernstein International Growth Portfolio	03	2008	24.2285	12.2097	0
AllianceBernstein International Growth Portfolio	03	2007	20.8328	24.2285	0
AllianceBernstein International Growth Portfolio	03	2006	16.6504	20.8328	0
AllianceBernstein International Growth Portfolio	03	2005	13.9862	16.6504	0
AllianceBernstein International Growth Portfolio	03	2004	11.4247	13.9862	0
AllianceBernstein International Growth Portfolio	03	2003	8.0863	11.4247	0
AllianceBernstein International Growth Portfolio	03	2002	8.5533	8.0863	0
AllianceBernstein International Growth Portfolio	03	2001	10.0000	8.5533	0

AllianceBernstein International Growth Portfolio	04	2008	24.1467	12.1623	40,285
AllianceBernstein International Growth Portfolio	04	2007	20.7731	24.1467	45,141
AllianceBernstein International Growth Portfolio	04	2006	16.6110	20.7731	50,193
AllianceBernstein International Growth Portfolio	04	2005	13.9602	16.6110	40,439
AllianceBernstein International Growth Portfolio	04	2004	11.4093	13.9602	30,048
AllianceBernstein International Growth Portfolio	04	2003	8.0795	11.4093	23,448
AllianceBernstein International Growth Portfolio	04	2002	8.5503	8.0795	22,749
AllianceBernstein International Growth Portfolio	04	2001	10.0000	8.5503	5,260

AllianceBernstein International Growth Portfolio	05	2008	23.9838	12.0679	52,835
AllianceBernstein International Growth Portfolio	05	2007	20.6540	23.9838	62,135
AllianceBernstein International Growth Portfolio	05	2006	16.5325	20.6540	65,587
AllianceBernstein International Growth Portfolio	05	2005	13.9082	16.5325	65,354
AllianceBernstein International Growth Portfolio	05	2004	11.3784	13.9082	46,463
AllianceBernstein International Growth Portfolio	05	2003	8.0658	11.3784	58,089
AllianceBernstein International Growth Portfolio	05	2002	8.5445	8.0658	64,267
AllianceBernstein International Growth Portfolio	05	2001	10.0000	8.5445	565

AllianceBernstein International Growth Portfolio	06	2008	23.7415	11.9277	21,875
AllianceBernstein International Growth Portfolio	06	2007	20.4767	23.7415	31,681
AllianceBernstein International Growth Portfolio	06	2006	16.4155	20.4767	34,980
AllianceBernstein International Growth Portfolio	06	2005	13.8307	16.4155	46,725
AllianceBernstein International Growth Portfolio	06	2004	11.3322	13.8307	23,642
AllianceBernstein International Growth Portfolio	06	2003	8.0453	11.3322	20,026
AllianceBernstein International Growth Portfolio	06	2002	8.5358	8.0453	13,481
AllianceBernstein International Growth Portfolio	06	2001	10.0000	8.5358	6,516

Fidelity VIP Contrafund Portfolio	01	2008	18.1740	10.3108	0
Fidelity VIP Contrafund Portfolio	01	2007	15.6505	18.1740	0
Fidelity VIP Contrafund Portfolio	01	2006	14.1864	15.6505	0
Fidelity VIP Contrafund Portfolio	01	2005	12.2843	14.1864	0
Fidelity VIP Contrafund Portfolio	01	2004	10.7752	12.2843	0
Fidelity VIP Contrafund Portfolio	01	2003	8.4901	10.7752	0
Fidelity VIP Contrafund Portfolio	01	2002	9.4870	8.4901	0
Fidelity VIP Contrafund Portfolio	01	2001	10.0000	9.4870	0

Fidelity VIP Contrafund Portfolio	02	2008	17.9908	10.1913	190,003
Fidelity VIP Contrafund Portfolio	02	2007	15.5165	17.9908	280,055
Fidelity VIP Contrafund Portfolio	02	2006	14.0862	15.5165	293,985
Fidelity VIP Contrafund Portfolio	02	2005	12.2160	14.0862	258,253
Fidelity VIP Contrafund Portfolio	02	2004	10.7316	12.2160	228,133
Fidelity VIP Contrafund Portfolio	02	2003	8.4686	10.7316	176,141
Fidelity VIP Contrafund Portfolio	02	2002	9.4774	8.4686	148,576
Fidelity VIP Contrafund Portfolio	02	2001	10.0000	9.4774	37,501

Fidelity VIP Contrafund Portfolio	03	2008	17.8699	10.1125	0
Fidelity VIP Contrafund Portfolio	03	2007	15.4279	17.8699	0
Fidelity VIP Contrafund Portfolio	03	2006	14.0198	15.4279	0
Fidelity VIP Contrafund Portfolio	03	2005	12.1707	14.0198	0
Fidelity VIP Contrafund Portfolio	03	2004	10.7027	12.1707	0
Fidelity VIP Contrafund Portfolio	03	2003	8.4543	10.7027	22,134
Fidelity VIP Contrafund Portfolio	03	2002	9.4710	8.4543	9,216
Fidelity VIP Contrafund Portfolio	03	2001	10.0000	9.4710	16,278

Fidelity VIP Contrafund Portfolio	04	2008	17.8095	10.0732	185,752
Fidelity VIP Contrafund Portfolio	04	2007	15.3835	17.8095	248,356
Fidelity VIP Contrafund Portfolio	04	2006	13.9867	15.3835	281,000
Fidelity VIP Contrafund Portfolio	04	2005	12.1481	13.9867	273,048
Fidelity VIP Contrafund Portfolio	04	2004	10.6882	12.1481	268,839
Fidelity VIP Contrafund Portfolio	04	2003	8.4471	10.6882	182,047
Fidelity VIP Contrafund Portfolio	04	2002	9.4678	8.4471	132,261
Fidelity VIP Contrafund Portfolio	04	2001	10.0000	9.4678	31,602

Fidelity VIP Contrafund Portfolio	05	2008	17.6894	9.9950	229,779
Fidelity VIP Contrafund Portfolio	05	2007	15.2954	17.6894	326,923
Fidelity VIP Contrafund Portfolio	05	2006	13.9206	15.2954	310,234
Fidelity VIP Contrafund Portfolio	05	2005	12.1029	13.9206	285,246
Fidelity VIP Contrafund Portfolio	05	2004	10.6593	12.1029	225,231
Fidelity VIP Contrafund Portfolio	05	2003	8.4328	10.6593	169,075
Fidelity VIP Contrafund Portfolio	05	2002	9.4613	8.4328	124,130
Fidelity VIP Contrafund Portfolio	05	2001	10.0000	9.4613	24,110

Fidelity VIP Contrafund Portfolio	06	2008	17.5107	9.8789	187,431
Fidelity VIP Contrafund Portfolio	06	2007	15.1641	17.5107	229,963
Fidelity VIP Contrafund Portfolio	06	2006	13.8220	15.1641	255,271
Fidelity VIP Contrafund Portfolio	06	2005	12.0354	13.8220	240,632
Fidelity VIP Contrafund Portfolio	06	2004	10.6161	12.0354	225,648
Fidelity VIP Contrafund Portfolio	06	2003	8.4114	10.6161	174,381
Fidelity VIP Contrafund Portfolio	06	2002	9.4517	8.4114	148,801
Fidelity VIP Contrafund Portfolio	06	2001	10.0000	9.4517	39,014

Fidelity VIP Growth Portfolio	01	2008	11.1143	5.7975	8,629
Fidelity VIP Growth Portfolio	01	2007	8.8640	11.1143	8,629
Fidelity VIP Growth Portfolio	01	2006	8.4011	8.8640	8,629
Fidelity VIP Growth Portfolio	01	2005	8.0431	8.4011	8,629
Fidelity VIP Growth Portfolio	01	2004	7.8786	8.0431	0
Fidelity VIP Growth Portfolio	01	2003	6.0042	7.8786	4,468
Fidelity VIP Growth Portfolio	01	2002	8.7010	6.0042	0
Fidelity VIP Growth Portfolio	01	2001	10.0000	8.7010	0

Fidelity VIP Growth Portfolio	02	2008	11.0022	5.7302	403,407
Fidelity VIP Growth Portfolio	02	2007	8.7880	11.0022	481,476
Fidelity VIP Growth Portfolio	02	2006	8.3417	8.7880	594,350
Fidelity VIP Growth Portfolio	02	2005	7.9984	8.3417	471,544
Fidelity VIP Growth Portfolio	02	2004	7.8467	7.9984	521,997
Fidelity VIP Growth Portfolio	02	2003	5.9890	7.8467	484,414
Fidelity VIP Growth Portfolio	02	2002	8.6922	5.9890	516,411
Fidelity VIP Growth Portfolio	02	2001	10.0000	8.6922	298,052

Fidelity VIP Growth Portfolio	03	2008	10.9282	5.6859	23,797
Fidelity VIP Growth Portfolio	03	2007	8.7378	10.9282	53,850
Fidelity VIP Growth Portfolio	03	2006	8.3024	8.7378	63,444
Fidelity VIP Growth Portfolio	03	2005	7.9687	8.3024	48,345
Fidelity VIP Growth Portfolio	03	2004	7.8255	7.9687	48,196
Fidelity VIP Growth Portfolio	03	2003	5.9789	7.8255	43,656
Fidelity VIP Growth Portfolio	03	2002	8.6863	5.9789	34,438
Fidelity VIP Growth Portfolio	03	2001	10.0000	8.6863	20,638

Fidelity VIP Growth Portfolio	04	2008	10.8913	5.6638	373,032
Fidelity VIP Growth Portfolio	04	2007	8.7127	10.8913	458,082
Fidelity VIP Growth Portfolio	04	2006	8.2828	8.7127	589,582
Fidelity VIP Growth Portfolio	04	2005	7.9539	8.2828	575,573
Fidelity VIP Growth Portfolio	04	2004	7.8149	7.9539	612,128
Fidelity VIP Growth Portfolio	04	2003	5.9738	7.8149	560,164
Fidelity VIP Growth Portfolio	04	2002	8.6833	5.9738	462,691
Fidelity VIP Growth Portfolio	04	2001	10.0000	8.6833	365,485

Fidelity VIP Growth Portfolio	05	2008	10.8178	5.6199	482,103
Fidelity VIP Growth Portfolio	05	2007	8.6627	10.8178	504,693
Fidelity VIP Growth Portfolio	05	2006	8.2436	8.6627	706,570
Fidelity VIP Growth Portfolio	05	2005	7.9243	8.2436	741,242
Fidelity VIP Growth Portfolio	05	2004	7.7938	7.9243	778,079
Fidelity VIP Growth Portfolio	05	2003	5.9637	7.7938	687,859
Fidelity VIP Growth Portfolio	05	2002	8.6774	5.9637	581,689
Fidelity VIP Growth Portfolio	05	2001	10.0000	8.6774	486,915

Fidelity VIP Growth Portfolio	06	2008	10.7084	5.5545	462,189
Fidelity VIP Growth Portfolio	06	2007	8.5883	10.7084	488,366
Fidelity VIP Growth Portfolio	06	2006	8.1852	8.5883	611,724
Fidelity VIP Growth Portfolio	06	2005	7.8801	8.1852	619,650
Fidelity VIP Growth Portfolio	06	2004	7.7621	7.8801	679,529
Fidelity VIP Growth Portfolio	06	2003	5.9485	7.7621	615,007
Fidelity VIP Growth Portfolio	06	2002	8.6686	5.9485	518,008
Fidelity VIP Growth Portfolio	06	2001	10.0000	8.6686	243,391

Fidelity VIP Overseas Portfolio	01	2008	16.0282	8.8920	0
Fidelity VIP Overseas Portfolio	01	2007	13.8321	16.0282	0
Fidelity VIP Overseas Portfolio	01	2006	11.8630	13.8321	0
Fidelity VIP Overseas Portfolio	01	2005	10.0877	11.8630	0
Fidelity VIP Overseas Portfolio	01	2004	8.9926	10.0877	0
Fidelity VIP Overseas Portfolio	01	2003	6.3504	8.9926	0
Fidelity VIP Overseas Portfolio	01	2002	8.0642	6.3504	0
Fidelity VIP Overseas Portfolio	01	2001	10.0000	8.0642	0

Fidelity VIP Overseas Portfolio	02	2008	15.8666	8.7889	55,983
Fidelity VIP Overseas Portfolio	02	2007	13.7136	15.8666	63,466
Fidelity VIP Overseas Portfolio	02	2006	11.7792	13.7136	68,642
Fidelity VIP Overseas Portfolio	02	2005	10.0316	11.7792	75,314
Fidelity VIP Overseas Portfolio	02	2004	8.9562	10.0316	110,544
Fidelity VIP Overseas Portfolio	02	2003	6.3343	8.9562	100,227
Fidelity VIP Overseas Portfolio	02	2002	8.0560	6.3343	111,890
Fidelity VIP Overseas Portfolio	02	2001	10.0000	8.0560	287,605

Fidelity VIP Overseas Portfolio	03	2008	15.7599	8.7210	12,523
Fidelity VIP Overseas Portfolio	03	2007	13.6353	15.7599	13,709
Fidelity VIP Overseas Portfolio	03	2006	11.7237	13.6353	14,313
Fidelity VIP Overseas Portfolio	03	2005	9.9945	11.7237	6,556
Fidelity VIP Overseas Portfolio	03	2004	8.9321	9.9945	6,556
Fidelity VIP Overseas Portfolio	03	2003	6.3235	8.9321	21,385
Fidelity VIP Overseas Portfolio	03	2002	8.0505	6.3235	6,556
Fidelity VIP Overseas Portfolio	03	2001	10.0000	8.0505	28,489

Fidelity VIP Overseas Portfolio	04	2008	15.7067	8.6871	47,221
Fidelity VIP Overseas Portfolio	04	2007	13.5961	15.7067	62,667
Fidelity VIP Overseas Portfolio	04	2006	11.6960	13.5961	61,423
Fidelity VIP Overseas Portfolio	04	2005	9.9759	11.6960	68,648
Fidelity VIP Overseas Portfolio	04	2004	8.9200	9.9759	75,629
Fidelity VIP Overseas Portfolio	04	2003	6.3182	8.9200	86,286
Fidelity VIP Overseas Portfolio	04	2002	8.0478	6.3182	84,753
Fidelity VIP Overseas Portfolio	04	2001	10.0000	8.0478	267,320

Fidelity VIP Overseas Portfolio	05	2008	15.6007	8.6196	29,803
Fidelity VIP Overseas Portfolio	05	2007	13.5181	15.6007	39,345
Fidelity VIP Overseas Portfolio	05	2006	11.6407	13.5181	57,841
Fidelity VIP Overseas Portfolio	05	2005	9.9387	11.6407	80,629
Fidelity VIP Overseas Portfolio	05	2004	8.8958	9.9387	103,876
Fidelity VIP Overseas Portfolio	05	2003	6.3075	8.8958	88,738
Fidelity VIP Overseas Portfolio	05	2002	8.0423	6.3075	99,988
Fidelity VIP Overseas Portfolio	05	2001	10.0000	8.0423	363,757

Fidelity VIP Overseas Portfolio	06	2008	15.4431	8.5195	44,630
Fidelity VIP Overseas Portfolio	06	2007	13.4021	15.4431	46,857
Fidelity VIP Overseas Portfolio	06	2006	11.5583	13.4021	61,233
Fidelity VIP Overseas Portfolio	06	2005	9.8833	11.5583	77,508
Fidelity VIP Overseas Portfolio	06	2004	8.8598	9.8833	94,039
Fidelity VIP Overseas Portfolio	06	2003	6.2914	8.8598	100,000
Fidelity VIP Overseas Portfolio	06	2002	8.0341	6.2914	85,535
Fidelity VIP Overseas Portfolio	06	2001	10.0000	8.0341	205,124

First Eagle Overseas Variable Fund	01	2008	33.4453	26.8776	7,093
First Eagle Overseas Variable Fund	01	2007	31.3390	33.4453	5,897
First Eagle Overseas Variable Fund	01	2006	25.3074	31.3390	5,897
First Eagle Overseas Variable Fund	01	2005	21.0465	25.3074	5,897
First Eagle Overseas Variable Fund	01	2004	16.6817	21.0465	0
First Eagle Overseas Variable Fund	01	2003	11.1532	16.6817	4,483
First Eagle Overseas Variable Fund	01	2002	10.0000	11.1532	0

First Eagle Overseas Variable Fund	02	2008	33.1797	26.6236	232,013
First Eagle Overseas Variable Fund	02	2007	31.1377	33.1797	338,086
First Eagle Overseas Variable Fund	02	2006	25.1828	31.1377	404,490
First Eagle Overseas Variable Fund	02	2005	20.9746	25.1828	420,933
First Eagle Overseas Variable Fund	02	2004	16.6501	20.9746	419,846
First Eagle Overseas Variable Fund	02	2003	11.1489	16.6501	436,203
First Eagle Overseas Variable Fund	02	2002	10.0000	11.1489	349,064

First Eagle Overseas Variable Fund	03	2008	33.0040	26.4557	15,858
First Eagle Overseas Variable Fund	03	2007	31.0043	33.0040	45,551
First Eagle Overseas Variable Fund	03	2006	25.1002	31.0043	47,696
First Eagle Overseas Variable Fund	03	2005	20.9269	25.1002	35,126
First Eagle Overseas Variable Fund	03	2004	16.6290	20.9269	31,642
First Eagle Overseas Variable Fund	03	2003	11.1461	16.6290	33,514
First Eagle Overseas Variable Fund	03	2002	10.0000	11.1461	29,621

First Eagle Overseas Variable Fund	04	2008	32.9162	26.3719	220,787
First Eagle Overseas Variable Fund	04	2007	30.9376	32.9162	370,371
First Eagle Overseas Variable Fund	04	2006	25.0589	30.9376	416,506
First Eagle Overseas Variable Fund	04	2005	20.9030	25.0589	432,948
First Eagle Overseas Variable Fund	04	2004	16.6185	20.9030	423,299
First Eagle Overseas Variable Fund	04	2003	11.1447	16.6185	419,296
First Eagle Overseas Variable Fund	04	2002	10.0000	11.1447	337,036

First Eagle Overseas Variable Fund	05	2008	32.7413	26.2051	296,998
First Eagle Overseas Variable Fund	05	2007	30.8046	32.7413	450,896
First Eagle Overseas Variable Fund	05	2006	24.9765	30.8046	517,610
First Eagle Overseas Variable Fund	05	2005	20.8553	24.9765	559,367
First Eagle Overseas Variable Fund	05	2004	16.5974	20.8553	573,813
First Eagle Overseas Variable Fund	05	2003	11.1418	16.5974	562,412
First Eagle Overseas Variable Fund	05	2002	10.0000	11.1418	477,270

First Eagle Overseas Variable Fund	06	2008	32.4807	25.9568	280,994
First Eagle Overseas Variable Fund	06	2007	30.6062	32.4807	415,986
First Eagle Overseas Variable Fund	06	2006	24.8533	30.6062	443,847
First Eagle Overseas Variable Fund	06	2005	20.7840	24.8533	490,069
First Eagle Overseas Variable Fund	06	2004	16.5659	20.7840	494,659
First Eagle Overseas Variable Fund	06	2003	11.1376	16.5659	464,020
First Eagle Overseas Variable Fund	06	2002	10.0000	11.1376	409,282

Goldman Sachs Structured Small Cap Equity Fund	01	2008	13.0303	8.5106	2,570
Goldman Sachs Structured Small Cap Equity Fund	01	2007	15.7605	13.0303	2,570
Goldman Sachs Structured Small Cap Equity Fund	01	2006	14.1795	15.7605	2,570
Goldman Sachs Structured Small Cap Equity Fund	01	2005	13.5029	14.1795	2,570
Goldman Sachs Structured Small Cap Equity Fund	01	2004	11.7251	13.5029	0
Goldman Sachs Structured Small Cap Equity Fund	01	2003	8.1117	11.7251	0
Goldman Sachs Structured Small Cap Equity Fund	01	2002	9.6359	8.1117	0
Goldman Sachs Structured Small Cap Equity Fund	01	2001	9.3120	9.6359	0
Goldman Sachs Structured Small Cap Equity Fund	01	2000	10.0000	9.3120	0

Goldman Sachs Structured Small Cap Equity Fund	02	2008	12.8835	8.4019	10,324
Goldman Sachs Structured Small Cap Equity Fund	02	2007	15.6068	12.8835	12,249
Goldman Sachs Structured Small Cap Equity Fund	02	2006	14.0625	15.6068	17,610
Goldman Sachs Structured Small Cap Equity Fund	02	2005	13.4117	14.0625	16,996
Goldman Sachs Structured Small Cap Equity Fund	02	2004	11.6637	13.4117	18,608
Goldman Sachs Structured Small Cap Equity Fund	02	2003	8.0814	11.6637	22,237
Goldman Sachs Structured Small Cap Equity Fund	02	2002	9.6145	8.0814	23,966
Goldman Sachs Structured Small Cap Equity Fund	02	2001	9.3056	9.6145	39,652
Goldman Sachs Structured Small Cap Equity Fund	02	2000	10.0000	9.3056	0

Goldman Sachs Structured Small Cap Equity Fund	03	2008	12.7867	8.3303	0
Goldman Sachs Structured Small Cap Equity Fund	03	2007	15.5053	12.7867	12,386
Goldman Sachs Structured Small Cap Equity Fund	03	2006	13.9851	15.5053	12,386
Goldman Sachs Structured Small Cap Equity Fund	03	2005	13.3514	13.9851	12,386
Goldman Sachs Structured Small Cap Equity Fund	03	2004	11.6230	13.3514	12,386
Goldman Sachs Structured Small Cap Equity Fund	03	2003	8.0614	11.6230	12,386
Goldman Sachs Structured Small Cap Equity Fund	03	2002	9.6004	8.0614	12,386
Goldman Sachs Structured Small Cap Equity Fund	03	2001	9.3013	9.6004	12,386
Goldman Sachs Structured Small Cap Equity Fund	03	2000	10.0000	9.3013	0

Goldman Sachs Structured Small Cap Equity Fund	04	2008	12.7384	8.2946	14,546
Goldman Sachs Structured Small Cap Equity Fund	04	2007	15.4546	12.7384	26,422
Goldman Sachs Structured Small Cap Equity Fund	04	2006	13.9464	15.4546	28,149
Goldman Sachs Structured Small Cap Equity Fund	04	2005	13.3212	13.9464	40,032
Goldman Sachs Structured Small Cap Equity Fund	04	2004	11.6026	13.3212	40,786
Goldman Sachs Structured Small Cap Equity Fund	04	2003	8.0513	11.6026	37,189
Goldman Sachs Structured Small Cap Equity Fund	04	2002	9.5933	8.0513	39,395
Goldman Sachs Structured Small Cap Equity Fund	04	2001	9.2992	9.5933	35,576
Goldman Sachs Structured Small Cap Equity Fund	04	2000	10.0000	9.2992	0

Goldman Sachs Structured Small Cap Equity Fund	05	2008	12.6423	8.2236	16,137
Goldman Sachs Structured Small Cap Equity Fund	05	2007	15.3537	12.6423	26,584
Goldman Sachs Structured Small Cap Equity Fund	05	2006	13.8694	15.3537	30,771
Goldman Sachs Structured Small Cap Equity Fund	05	2005	13.2610	13.8694	37,905
Goldman Sachs Structured Small Cap Equity Fund	05	2004	11.5620	13.2610	44,796
Goldman Sachs Structured Small Cap Equity Fund	05	2003	8.0312	11.5620	35,831
Goldman Sachs Structured Small Cap Equity Fund	05	2002	9.5791	8.0312	39,978
Goldman Sachs Structured Small Cap Equity Fund	05	2001	9.2949	9.5791	48,145
Goldman Sachs Structured Small Cap Equity Fund	05	2000	10.0000	9.2949	0

Goldman Sachs Structured Small Cap Equity Fund	06	2008	12.4995	8.1183	11,178
Goldman Sachs Structured Small Cap Equity Fund	06	2007	15.2036	12.4995	12,567
Goldman Sachs Structured Small Cap Equity Fund	06	2006	13.7546	15.2036	13,639
Goldman Sachs Structured Small Cap Equity Fund	06	2005	13.1713	13.7546	20,067
Goldman Sachs Structured Small Cap Equity Fund	06	2004	11.5013	13.1713	20,613
Goldman Sachs Structured Small Cap Equity Fund	06	2003	8.0012	11.5013	12,616
Goldman Sachs Structured Small Cap Equity Fund	06	2002	9.5578	8.0012	12,261
Goldman Sachs Structured Small Cap Equity Fund	06	2001	9.2885	9.5578	13,565
Goldman Sachs Structured Small Cap Equity Fund	06	2000	10.0000	9.2885	0

Goldman Sachs Structured U.S. Equity Fund	01	2008	9.8424	6.1385	26,456
Goldman Sachs Structured U.S. Equity Fund	01	2007	10.1069	9.8424	0
Goldman Sachs Structured U.S. Equity Fund	01	2006	9.0430	10.1069	0
Goldman Sachs Structured U.S. Equity Fund	01	2005	8.5756	9.0430	0
Goldman Sachs Structured U.S. Equity Fund	01	2004	7.5364	8.5756	0
Goldman Sachs Structured U.S. Equity Fund	01	2003	5.8795	7.5364	0
Goldman Sachs Structured U.S. Equity Fund	01	2002	7.6038	5.8795	0
Goldman Sachs Structured U.S. Equity Fund	01	2001	8.7227	7.6038	0
Goldman Sachs Structured U.S. Equity Fund	01	2000	10.0000	8.7227	0

Goldman Sachs Structured U.S. Equity Fund	02	2008	9.7315	6.0600	65,274
Goldman Sachs Structured U.S. Equity Fund	02	2007	10.0082	9.7315	90,853
Goldman Sachs Structured U.S. Equity Fund	02	2006	8.9683	10.0082	95,322
Goldman Sachs Structured U.S. Equity Fund	02	2005	8.5177	8.9683	58,446
Goldman Sachs Structured U.S. Equity Fund	02	2004	7.4969	8.5177	69,407
Goldman Sachs Structured U.S. Equity Fund	02	2003	5.8575	7.4969	59,148
Goldman Sachs Structured U.S. Equity Fund	02	2002	7.5869	5.8575	66,992
Goldman Sachs Structured U.S. Equity Fund	02	2001	8.7167	7.5869	92,004
Goldman Sachs Structured U.S. Equity Fund	02	2000	10.0000	8.7167	0

Goldman Sachs Structured U.S. Equity Fund	03	2008	9.6583	6.0084	12,198
Goldman Sachs Structured U.S. Equity Fund	03	2007	9.9431	9.6583	30,836
Goldman Sachs Structured U.S. Equity Fund	03	2006	8.9189	9.9431	31,424
Goldman Sachs Structured U.S. Equity Fund	03	2005	8.4794	8.9189	31,424
Goldman Sachs Structured U.S. Equity Fund	03	2004	7.4707	8.4794	31,424
Goldman Sachs Structured U.S. Equity Fund	03	2003	5.8430	7.4707	31,424
Goldman Sachs Structured U.S. Equity Fund	03	2002	7.5757	5.8430	31,424
Goldman Sachs Structured U.S. Equity Fund	03	2001	8.7127	7.5757	26,655
Goldman Sachs Structured U.S. Equity Fund	03	2000	10.0000	8.7127	0

Goldman Sachs Structured U.S. Equity Fund	04	2008	9.6219	5.9826	58,726
Goldman Sachs Structured U.S. Equity Fund	04	2007	9.9106	9.6219	92,594
Goldman Sachs Structured U.S. Equity Fund	04	2006	8.8943	9.9106	82,725
Goldman Sachs Structured U.S. Equity Fund	04	2005	8.4602	8.8943	91,435
Goldman Sachs Structured U.S. Equity Fund	04	2004	7.4577	8.4602	93,376
Goldman Sachs Structured U.S. Equity Fund	04	2003	5.8357	7.4577	100,384
Goldman Sachs Structured U.S. Equity Fund	04	2002	7.5701	5.8357	137,091
Goldman Sachs Structured U.S. Equity Fund	04	2001	8.7107	7.5701	126,497
Goldman Sachs Structured U.S. Equity Fund	04	2000	10.0000	8.7107	0

Goldman Sachs Structured U.S. Equity Fund	05	2008	9.5493	5.9314	62,072
Goldman Sachs Structured U.S. Equity Fund	05	2007	9.8459	9.5493	80,603
Goldman Sachs Structured U.S. Equity Fund	05	2006	8.8451	9.8459	96,928
Goldman Sachs Structured U.S. Equity Fund	05	2005	8.4220	8.8451	126,978
Goldman Sachs Structured U.S. Equity Fund	05	2004	7.4315	8.4220	164,455
Goldman Sachs Structured U.S. Equity Fund	05	2003	5.8211	7.4315	194,860
Goldman Sachs Structured U.S. Equity Fund	05	2002	7.5589	5.8211	202,999
Goldman Sachs Structured U.S. Equity Fund	05	2001	8.7067	7.5589	179,695
Goldman Sachs Structured U.S. Equity Fund	05	2000	10.0000	8.7067	0

Goldman Sachs Structured U.S. Equity Fund	06	2008	9.4414	5.8555	43,878
Goldman Sachs Structured U.S. Equity Fund	06	2007	9.7496	9.4414	52,753
Goldman Sachs Structured U.S. Equity Fund	06	2006	8.7719	9.7496	56,832
Goldman Sachs Structured U.S. Equity Fund	06	2005	8.3650	8.7719	64,393
Goldman Sachs Structured U.S. Equity Fund	06	2004	7.3925	8.3650	74,771
Goldman Sachs Structured U.S. Equity Fund	06	2003	5.7994	7.3925	89,110
Goldman Sachs Structured U.S. Equity Fund	06	2002	7.5422	5.7994	91,518
Goldman Sachs Structured U.S. Equity Fund	06	2001	8.7007	7.5422	44,344
Goldman Sachs Structured U.S. Equity Fund	06	2000	10.0000	8.7007	0

Goldman Sachs V.I.T. Growth and Income Fund	01	2008	13.0218	8.4408	0
Goldman Sachs V.I.T. Growth and Income Fund	01	2007	12.9604	13.0218	0
Goldman Sachs V.I.T. Growth and Income Fund	01	2006	10.6750	12.9604	0
Goldman Sachs V.I.T. Growth and Income Fund	01	2005	10.3749	10.6750	0
Goldman Sachs V.I.T. Growth and Income Fund	01	2004	8.8216	10.3749	0
Goldman Sachs V.I.T. Growth and Income Fund	01	2003	7.1652	8.8216	0
Goldman Sachs V.I.T. Growth and Income Fund	01	2002	8.1632	7.1652	0
Goldman Sachs V.I.T. Growth and Income Fund	01	2001	9.0954	8.1632	0
Goldman Sachs V.I.T. Growth and Income Fund	01	2000	10.0000	9.0954	0

Goldman Sachs V.I.T. Growth and Income Fund	02	2008	12.8751	8.3330	19,284
Goldman Sachs V.I.T. Growth and Income Fund	02	2007	12.8340	12.8751	32,362
Goldman Sachs V.I.T. Growth and Income Fund	02	2006	10.5869	12.8340	24,674
Goldman Sachs V.I.T. Growth and Income Fund	02	2005	10.3049	10.5869	18,087
Goldman Sachs V.I.T. Growth and Income Fund	02	2004	8.7754	10.3049	18,685
Goldman Sachs V.I.T. Growth and Income Fund	02	2003	7.1385	8.7754	15,416
Goldman Sachs V.I.T. Growth and Income Fund	02	2002	8.1452	7.1385	16,846
Goldman Sachs V.I.T. Growth and Income Fund	02	2001	9.0892	8.1452	20,871
Goldman Sachs V.I.T. Growth and Income Fund	02	2000	10.0000	9.0892	0

Goldman Sachs V.I.T. Growth and Income Fund	03	2008	12.7784	8.2620	0
Goldman Sachs V.I.T. Growth and Income Fund	03	2007	12.7505	12.7784	0
Goldman Sachs V.I.T. Growth and Income Fund	03	2006	10.5287	12.7505	0
Goldman Sachs V.I.T. Growth and Income Fund	03	2005	10.2585	10.5287	0
Goldman Sachs V.I.T. Growth and Income Fund	03	2004	8.7448	10.2585	0
Goldman Sachs V.I.T. Growth and Income Fund	03	2003	7.1208	8.7448	0
Goldman Sachs V.I.T. Growth and Income Fund	03	2002	8.1332	7.1208	0
Goldman Sachs V.I.T. Growth and Income Fund	03	2001	9.0850	8.1332	0
Goldman Sachs V.I.T. Growth and Income Fund	03	2000	10.0000	9.0850	0

Goldman Sachs V.I.T. Growth and Income Fund	04	2008	12.7301	8.2266	18,222
Goldman Sachs V.I.T. Growth and Income Fund	04	2007	12.7088	12.7301	29,952
Goldman Sachs V.I.T. Growth and Income Fund	04	2006	10.4995	12.7088	27,759
Goldman Sachs V.I.T. Growth and Income Fund	04	2005	10.2353	10.4995	25,220
Goldman Sachs V.I.T. Growth and Income Fund	04	2004	8.7295	10.2353	26,429
Goldman Sachs V.I.T. Growth and Income Fund	04	2003	7.1119	8.7295	22,903
Goldman Sachs V.I.T. Growth and Income Fund	04	2002	8.1271	7.1119	26,190
Goldman Sachs V.I.T. Growth and Income Fund	04	2001	9.0830	8.1271	26,366
Goldman Sachs V.I.T. Growth and Income Fund	04	2000	10.0000	9.0830	0

Goldman Sachs V.I.T. Growth and Income Fund	05	2008	12.6341	8.1562	54,820
Goldman Sachs V.I.T. Growth and Income Fund	05	2007	12.6259	12.6341	81,986
Goldman Sachs V.I.T. Growth and Income Fund	05	2006	10.4416	12.6259	87,229
Goldman Sachs V.I.T. Growth and Income Fund	05	2005	10.1891	10.4416	59,584
Goldman Sachs V.I.T. Growth and Income Fund	05	2004	8.6989	10.1891	25,816
Goldman Sachs V.I.T. Growth and Income Fund	05	2003	7.0942	8.6989	22,231
Goldman Sachs V.I.T. Growth and Income Fund	05	2002	8.1151	7.0942	24,430
Goldman Sachs V.I.T. Growth and Income Fund	05	2001	9.0788	8.1151	27,033
Goldman Sachs V.I.T. Growth and Income Fund	05	2000	10.0000	9.0788	0

Goldman Sachs V.I.T. Growth and Income Fund	06	2008	12.4914	8.0518	4,040
Goldman Sachs V.I.T. Growth and Income Fund	06	2007	12.5024	12.4914	10,613
Goldman Sachs V.I.T. Growth and Income Fund	06	2006	10.3552	12.5024	4,772
Goldman Sachs V.I.T. Growth and Income Fund	06	2005	10.1201	10.3552	4,774
Goldman Sachs V.I.T. Growth and Income Fund	06	2004	8.6532	10.1201	6,566
Goldman Sachs V.I.T. Growth and Income Fund	06	2003	7.0676	8.6532	6,704
Goldman Sachs V.I.T. Growth and Income Fund	06	2002	8.0971	7.0676	6,869
Goldman Sachs V.I.T. Growth and Income Fund	06	2001	9.0726	8.0971	6,664
Goldman Sachs V.I.T. Growth and Income Fund	06	2000	10.0000	9.0726	0

Goldman Sachs VIT Capital Growth Fund	01	2008	10.4622	6.0324	0
Goldman Sachs VIT Capital Growth Fund	01	2007	9.5962	10.4622	0
Goldman Sachs VIT Capital Growth Fund	01	2006	8.9286	9.5962	0
Goldman Sachs VIT Capital Growth Fund	01	2005	8.7608	8.9286	0
Goldman Sachs VIT Capital Growth Fund	01	2004	8.1123	8.7608	0
Goldman Sachs VIT Capital Growth Fund	01	2003	6.6222	8.1123	0
Goldman Sachs VIT Capital Growth Fund	01	2002	8.8401	6.6222	0
Goldman Sachs VIT Capital Growth Fund	01	2001	10.0000	8.8401	0

Goldman Sachs VIT Capital Growth Fund	02	2008	10.3567	5.9625	22,839
Goldman Sachs VIT Capital Growth Fund	02	2007	9.5140	10.3567	26,776
Goldman Sachs VIT Capital Growth Fund	02	2006	8.8655	9.5140	27,322
Goldman Sachs VIT Capital Growth Fund	02	2005	8.7121	8.8655	44,307
Goldman Sachs VIT Capital Growth Fund	02	2004	8.0795	8.7121	28,398
Goldman Sachs VIT Capital Growth Fund	02	2003	6.6054	8.0795	29,041
Goldman Sachs VIT Capital Growth Fund	02	2002	8.8311	6.6054	52,230
Goldman Sachs VIT Capital Growth Fund	02	2001	10.0000	8.8311	19,056

Goldman Sachs VIT Capital Growth Fund	03	2008	10.2871	5.9164	0
Goldman Sachs VIT Capital Growth Fund	03	2007	9.4596	10.2871	0
Goldman Sachs VIT Capital Growth Fund	03	2006	8.8237	9.4596	0
Goldman Sachs VIT Capital Growth Fund	03	2005	8.6798	8.8237	0
Goldman Sachs VIT Capital Growth Fund	03	2004	8.0577	8.6798	0
Goldman Sachs VIT Capital Growth Fund	03	2003	6.5943	8.0577	0
Goldman Sachs VIT Capital Growth Fund	03	2002	8.8252	6.5943	0
Goldman Sachs VIT Capital Growth Fund	03	2001	10.0000	8.8252	0

Goldman Sachs VIT Capital Growth Fund	04	2008	10.2523	5.8934	37,952
Goldman Sachs VIT Capital Growth Fund	04	2007	9.4325	10.2523	30,154
Goldman Sachs VIT Capital Growth Fund	04	2006	8.8029	9.4325	24,701
Goldman Sachs VIT Capital Growth Fund	04	2005	8.6636	8.8029	25,530
Goldman Sachs VIT Capital Growth Fund	04	2004	8.0468	8.6636	19,306
Goldman Sachs VIT Capital Growth Fund	04	2003	6.5887	8.0468	10,832
Goldman Sachs VIT Capital Growth Fund	04	2002	8.8222	6.5887	7,239
Goldman Sachs VIT Capital Growth Fund	04	2001	10.0000	8.8222	3,079

Goldman Sachs VIT Capital Growth Fund	05	2008	10.1831	5.8476	53,052
Goldman Sachs VIT Capital Growth Fund	05	2007	9.3784	10.1831	57,197
Goldman Sachs VIT Capital Growth Fund	05	2006	8.7612	9.3784	61,674
Goldman Sachs VIT Capital Growth Fund	05	2005	8.6314	8.7612	68,405
Goldman Sachs VIT Capital Growth Fund	05	2004	8.0250	8.6314	72,311
Goldman Sachs VIT Capital Growth Fund	05	2003	6.5775	8.0250	59,038
Goldman Sachs VIT Capital Growth Fund	05	2002	8.8162	6.5775	58,209
Goldman Sachs VIT Capital Growth Fund	05	2001	10.0000	8.8162	18,587

Goldman Sachs VIT Capital Growth Fund	06	2008	10.0802	5.7797	15,601
Goldman Sachs VIT Capital Growth Fund	06	2007	9.2978	10.0802	12,093
Goldman Sachs VIT Capital Growth Fund	06	2006	8.6992	9.2978	13,177
Goldman Sachs VIT Capital Growth Fund	06	2005	8.5833	8.6992	23,352
Goldman Sachs VIT Capital Growth Fund	06	2004	7.9924	8.5833	62,879
Goldman Sachs VIT Capital Growth Fund	06	2003	6.5608	7.9924	59,442
Goldman Sachs VIT Capital Growth Fund	06	2002	8.8072	6.5608	61,467
Goldman Sachs VIT Capital Growth Fund	06	2001	10.0000	8.8072	10,732

Goldman Sachs VIT Strategic International Equity Fund	01	2008	11.7515	6.2870	0
Goldman Sachs VIT Strategic International Equity Fund	01	2007	11.0033	11.7515	0
Goldman Sachs VIT Strategic International Equity Fund	01	2006	9.1022	11.0033	0
Goldman Sachs VIT Strategic International Equity Fund	01	2005	8.0858	9.1022	0
Goldman Sachs VIT Strategic International Equity Fund	01	2004	7.1972	8.0858	0
Goldman Sachs VIT Strategic International Equity Fund	01	2003	5.3656	7.1972	0
Goldman Sachs VIT Strategic International Equity Fund	01	2002	6.6368	5.3656	0
Goldman Sachs VIT Strategic International Equity Fund	01	2001	8.6240	6.6368	0
Goldman Sachs VIT Strategic International Equity Fund	01	2000	10.0000	8.6240	0

Goldman Sachs VIT Strategic International Equity Fund	02	2008	11.6191	6.2067	7,580
Goldman Sachs VIT Strategic International Equity Fund	02	2007	10.8960	11.6191	13,575
Goldman Sachs VIT Strategic International Equity Fund	02	2006	9.0271	10.8960	17,656
Goldman Sachs VIT Strategic International Equity Fund	02	2005	8.0312	9.0271	18,099
Goldman Sachs VIT Strategic International Equity Fund	02	2004	7.1595	8.0312	19,055
Goldman Sachs VIT Strategic International Equity Fund	02	2003	5.3456	7.1595	28,580
Goldman Sachs VIT Strategic International Equity Fund	02	2002	6.6221	5.3456	35,598
Goldman Sachs VIT Strategic International Equity Fund	02	2001	8.6181	6.6221	49,452
Goldman Sachs VIT Strategic International Equity Fund	02	2000	10.0000	8.6181	0

Goldman Sachs VIT Strategic International Equity Fund	03	2008	11.5317	6.1538	0
Goldman Sachs VIT Strategic International Equity Fund	03	2007	10.8251	11.5317	30,413
Goldman Sachs VIT Strategic International Equity Fund	03	2006	8.9774	10.8251	30,413
Goldman Sachs VIT Strategic International Equity Fund	03	2005	7.9951	8.9774	30,413
Goldman Sachs VIT Strategic International Equity Fund	03	2004	7.1345	7.9951	30,413
Goldman Sachs VIT Strategic International Equity Fund	03	2003	5.3323	7.1345	30,507
Goldman Sachs VIT Strategic International Equity Fund	03	2002	6.6123	5.3323	45,637
Goldman Sachs VIT Strategic International Equity Fund	03	2001	8.6142	6.6123	43,801
Goldman Sachs VIT Strategic International Equity Fund	03	2000	10.0000	8.6142	0

Goldman Sachs VIT Strategic International Equity Fund	04	2008	11.4881	6.1274	20,522
Goldman Sachs VIT Strategic International Equity Fund	04	2007	10.7896	11.4881	20,062
Goldman Sachs VIT Strategic International Equity Fund	04	2006	8.9525	10.7896	31,984
Goldman Sachs VIT Strategic International Equity Fund	04	2005	7.9770	8.9525	39,369
Goldman Sachs VIT Strategic International Equity Fund	04	2004	7.1220	7.9770	54,629
Goldman Sachs VIT Strategic International Equity Fund	04	2003	5.3256	7.1220	59,799
Goldman Sachs VIT Strategic International Equity Fund	04	2002	6.6074	5.3256	79,989
Goldman Sachs VIT Strategic International Equity Fund	04	2001	8.6122	6.6074	104,655
Goldman Sachs VIT Strategic International Equity Fund	04	2000	10.0000	8.6122	0

Goldman Sachs VIT Strategic International Equity Fund	05	2008	11.4015	6.0750	32,879
Goldman Sachs VIT Strategic International Equity Fund	05	2007	10.7192	11.4015	59,416
Goldman Sachs VIT Strategic International Equity Fund	05	2006	8.9031	10.7192	65,280
Goldman Sachs VIT Strategic International Equity Fund	05	2005	7.9409	8.9031	50,345
Goldman Sachs VIT Strategic International Equity Fund	05	2004	7.0970	7.9409	53,457
Goldman Sachs VIT Strategic International Equity Fund	05	2003	5.3123	7.0970	56,684
Goldman Sachs VIT Strategic International Equity Fund	05	2002	6.5976	5.3123	66,670
Goldman Sachs VIT Strategic International Equity Fund	05	2001	8.6083	6.5976	93,953
Goldman Sachs VIT Strategic International Equity Fund	05	2000	10.0000	8.6083	0

Goldman Sachs VIT Strategic International Equity Fund	06	2008	11.2727	5.9972	11,944
Goldman Sachs VIT Strategic International Equity Fund	06	2007	10.6144	11.2727	12,294
Goldman Sachs VIT Strategic International Equity Fund	06	2006	8.8294	10.6144	13,934
Goldman Sachs VIT Strategic International Equity Fund	06	2005	7.8872	8.8294	16,334
Goldman Sachs VIT Strategic International Equity Fund	06	2004	7.0597	7.8872	19,840
Goldman Sachs VIT Strategic International Equity Fund	06	2003	5.2925	7.0597	20,856
Goldman Sachs VIT Strategic International Equity Fund	06	2002	6.5830	5.2925	22,552
Goldman Sachs VIT Strategic International Equity Fund	06	2001	8.6023	6.5830	28,203
Goldman Sachs VIT Strategic International Equity Fund	06	2000	10.0000	8.6023	0

J.P. Morgan International Opp	01	2008	12.2280	7.0993	0
J.P. Morgan International Opp	01	2007	11.2978	12.2280	0
J.P. Morgan International Opp	01	2006	9.3508	11.2978	0
J.P. Morgan International Opp	01	2005	8.5326	9.3508	0
J.P. Morgan International Opp	01	2004	7.2813	8.5326	0
J.P. Morgan International Opp	01	2003	5.5532	7.2813	0
J.P. Morgan International Opp	01	2002	6.8664	5.5532	0
J.P. Morgan International Opp	01	2001	8.5781	6.8664	0
J.P. Morgan International Opp	01	2000	10.0000	8.5781	0

J.P. Morgan International Opp	02	2008	12.0903	7.0086	5,612
J.P. Morgan International Opp	02	2007	11.1876	12.0903	9,062
J.P. Morgan International Opp	02	2006	9.2736	11.1876	26,843
J.P. Morgan International Opp	02	2005	8.4750	9.2736	29,052
J.P. Morgan International Opp	02	2004	7.2431	8.4750	30,207
J.P. Morgan International Opp	02	2003	5.5324	7.2431	23,521
J.P. Morgan International Opp	02	2002	6.8512	5.5324	25,781
J.P. Morgan International Opp	02	2001	8.5722	6.8512	29,234
J.P. Morgan International Opp	02	2000	10.0000	8.5722	0

J.P. Morgan International Opp	03	2008	11.9994	6.9489	0
J.P. Morgan International Opp	03	2007	11.1149	11.9994	13,243
J.P. Morgan International Opp	03	2006	9.2226	11.1149	13,243
J.P. Morgan International Opp	03	2005	8.4368	9.2226	13,243
J.P. Morgan International Opp	03	2004	7.2178	8.4368	13,243
J.P. Morgan International Opp	03	2003	5.5187	7.2178	13,243
J.P. Morgan International Opp	03	2002	6.8411	5.5187	27,963
J.P. Morgan International Opp	03	2001	8.5683	6.8411	26,079
J.P. Morgan International Opp	03	2000	10.0000	8.5683	0

J.P. Morgan International Opp	04	2008	11.9540	6.9191	16,076
J.P. Morgan International Opp	04	2007	11.0785	11.9540	17,813
J.P. Morgan International Opp	04	2006	9.1970	11.0785	21,794
J.P. Morgan International Opp	04	2005	8.4177	9.1970	21,553
J.P. Morgan International Opp	04	2004	7.2052	8.4177	28,130
J.P. Morgan International Opp	04	2003	5.5118	7.2052	32,101
J.P. Morgan International Opp	04	2002	6.8360	5.5118	42,584
J.P. Morgan International Opp	04	2001	8.5664	6.8360	46,727
J.P. Morgan International Opp	04	2000	10.0000	8.5664	0

J.P. Morgan International Opp	05	2008	11.8638	6.8599	15,283
J.P. Morgan International Opp	05	2007	11.0061	11.8638	23,321
J.P. Morgan International Opp	05	2006	9.1462	11.0061	30,911
J.P. Morgan International Opp	05	2005	8.3797	9.1462	35,095
J.P. Morgan International Opp	05	2004	7.1799	8.3797	44,704
J.P. Morgan International Opp	05	2003	5.4980	7.1799	47,651
J.P. Morgan International Opp	05	2002	6.8259	5.4980	49,965
J.P. Morgan International Opp	05	2001	8.5624	6.8259	57,920
J.P. Morgan International Opp	05	2000	10.0000	8.5624	0

J.P. Morgan International Opp	06	2008	11.7299	6.7720	2,673
J.P. Morgan International Opp	06	2007	10.8985	11.7299	5,319
J.P. Morgan International Opp	06	2006	9.0705	10.8985	6,009
J.P. Morgan International Opp	06	2005	8.3230	9.0705	6,474
J.P. Morgan International Opp	06	2004	7.1422	8.3230	8,901
J.P. Morgan International Opp	06	2003	5.4775	7.1422	9,157
J.P. Morgan International Opp	06	2002	6.8108	5.4775	8,576
J.P. Morgan International Opp	06	2001	8.5565	6.8108	8,741
J.P. Morgan International Opp	06	2000	10.0000	8.5565	0

J.P. Morgan Small Company	01	2008	11.1195	7.4869	0
J.P. Morgan Small Company	01	2007	11.9075	11.1195	0
J.P. Morgan Small Company	01	2006	10.4580	11.9075	0
J.P. Morgan Small Company	01	2005	10.2144	10.4580	0
J.P. Morgan Small Company	01	2004	8.1134	10.2144	0
J.P. Morgan Small Company	01	2003	6.0269	8.1134	0
J.P. Morgan Small Company	01	2002	7.7703	6.0269	0
J.P. Morgan Small Company	01	2001	8.5344	7.7703	0
J.P. Morgan Small Company	01	2000	10.0000	8.5344	0

J.P. Morgan Small Company	02	2008	10.9942	7.3912	7,956
J.P. Morgan Small Company	02	2007	11.7913	10.9942	11,681
J.P. Morgan Small Company	02	2006	10.3717	11.7913	17,260
J.P. Morgan Small Company	02	2005	10.1454	10.3717	22,045
J.P. Morgan Small Company	02	2004	8.0709	10.1454	20,795
J.P. Morgan Small Company	02	2003	6.0044	8.0709	21,505
J.P. Morgan Small Company	02	2002	7.7531	6.0044	23,416
J.P. Morgan Small Company	02	2001	8.5285	7.7531	30,979
J.P. Morgan Small Company	02	2000	10.0000	8.5285	0

J.P. Morgan Small Company	03	2008	10.9115	7.3282	0
J.P. Morgan Small Company	03	2007	11.7146	10.9115	13,334
J.P. Morgan Small Company	03	2006	10.3146	11.7146	13,334
J.P. Morgan Small Company	03	2005	10.0998	10.3146	13,334
J.P. Morgan Small Company	03	2004	8.0427	10.0998	13,334
J.P. Morgan Small Company	03	2003	5.9895	8.0427	13,334
J.P. Morgan Small Company	03	2002	7.7416	5.9895	13,334
J.P. Morgan Small Company	03	2001	8.5246	7.7416	13,334
J.P. Morgan Small Company	03	2000	10.0000	8.5246	0

J.P. Morgan Small Company	04	2008	10.8703	7.2968	14,139
J.P. Morgan Small Company	04	2007	11.6762	10.8703	24,442
J.P. Morgan Small Company	04	2006	10.2861	11.6762	34,172
J.P. Morgan Small Company	04	2005	10.0769	10.2861	43,906
J.P. Morgan Small Company	04	2004	8.0286	10.0769	43,544
J.P. Morgan Small Company	04	2003	5.9820	8.0286	46,528
J.P. Morgan Small Company	04	2002	7.7359	5.9820	46,898
J.P. Morgan Small Company	04	2001	8.5226	7.7359	52,274
J.P. Morgan Small Company	04	2000	10.0000	8.5226	0

J.P. Morgan Small Company	05	2008	10.7883	7.2344	24,659
J.P. Morgan Small Company	05	2007	11.6000	10.7883	41,894
J.P. Morgan Small Company	05	2006	10.2292	11.6000	48,583
J.P. Morgan Small Company	05	2005	10.0314	10.2292	54,366
J.P. Morgan Small Company	05	2004	8.0004	10.0314	51,368
J.P. Morgan Small Company	05	2003	5.9671	8.0004	41,947
J.P. Morgan Small Company	05	2002	7.7244	5.9671	47,607
J.P. Morgan Small Company	05	2001	8.5187	7.7244	46,314
J.P. Morgan Small Company	05	2000	10.0000	8.5187	0

J.P. Morgan Small Company	06	2008	10.6664	7.1417	4,596
J.P. Morgan Small Company	06	2007	11.4865	10.6664	12,275
J.P. Morgan Small Company	06	2006	10.1446	11.4865	15,571
J.P. Morgan Small Company	06	2005	9.9635	10.1446	17,957
J.P. Morgan Small Company	06	2004	7.9584	9.9635	19,164
J.P. Morgan Small Company	06	2003	5.9448	7.9584	21,706
J.P. Morgan Small Company	06	2002	7.7073	5.9448	21,790
J.P. Morgan Small Company	06	2001	8.5129	7.7073	26,275
J.P. Morgan Small Company	06	2000	10.0000	8.5129	0

JP Morgan US Large Core Equity	01	2008	8.9823	5.8706	0
JP Morgan US Large Core Equity	01	2007	8.9253	8.9823	0
JP Morgan US Large Core Equity	01	2006	7.7335	8.9253	0
JP Morgan US Large Core Equity	01	2005	7.7073	7.7335	0
JP Morgan US Large Core Equity	01	2004	7.1107	7.7073	0
JP Morgan US Large Core Equity	01	2003	5.6052	7.1107	0
JP Morgan US Large Core Equity	01	2002	7.5116	5.6052	0
JP Morgan US Large Core Equity	01	2001	8.6137	7.5116	0
JP Morgan US Large Core Equity	01	2000	10.0000	8.6137	0

JP Morgan US Large Core Equity	02	2008	8.8811	5.7956	3,570
JP Morgan US Large Core Equity	02	2007	8.8382	8.8811	15,986
JP Morgan US Large Core Equity	02	2006	7.6696	8.8382	18,664
JP Morgan US Large Core Equity	02	2005	7.6553	7.6696	25,622
JP Morgan US Large Core Equity	02	2004	7.0734	7.6553	25,881
JP Morgan US Large Core Equity	02	2003	5.5843	7.0734	30,825
JP Morgan US Large Core Equity	02	2002	7.4950	5.5843	32,702
JP Morgan US Large Core Equity	02	2001	8.6078	7.4950	39,736
JP Morgan US Large Core Equity	02	2000	10.0000	8.6078	0

JP Morgan US Large Core Equity	03	2008	8.8143	5.7462	0
JP Morgan US Large Core Equity	03	2007	8.7807	8.8143	15,284
JP Morgan US Large Core Equity	03	2006	7.6274	8.7807	15,284
JP Morgan US Large Core Equity	03	2005	7.6208	7.6274	15,284
JP Morgan US Large Core Equity	03	2004	7.0487	7.6208	15,284
JP Morgan US Large Core Equity	03	2003	5.5704	7.0487	15,284
JP Morgan US Large Core Equity	03	2002	7.4839	5.5704	15,284
JP Morgan US Large Core Equity	03	2001	8.6038	7.4839	15,284
JP Morgan US Large Core Equity	03	2000	10.0000	8.6038	0

JP Morgan US Large Core Equity	04	2008	8.7810	5.7216	41,763
JP Morgan US Large Core Equity	04	2007	8.7520	8.7810	45,352
JP Morgan US Large Core Equity	04	2006	7.6063	8.7520	46,289
JP Morgan US Large Core Equity	04	2005	7.6035	7.6063	51,703
JP Morgan US Large Core Equity	04	2004	7.0363	7.6035	52,774
JP Morgan US Large Core Equity	04	2003	5.5635	7.0363	59,852
JP Morgan US Large Core Equity	04	2002	7.4784	5.5635	61,296
JP Morgan US Large Core Equity	04	2001	8.6018	7.4784	74,037
JP Morgan US Large Core Equity	04	2000	10.0000	8.6018	0

JP Morgan US Large Core Equity	05	2008	8.7148	5.6726	29,743
JP Morgan US Large Core Equity	05	2007	8.6948	8.7148	36,107
JP Morgan US Large Core Equity	05	2006	7.5643	8.6948	39,402
JP Morgan US Large Core Equity	05	2005	7.5692	7.5643	49,804
JP Morgan US Large Core Equity	05	2004	7.0117	7.5692	70,307
JP Morgan US Large Core Equity	05	2003	5.5496	7.0117	73,208
JP Morgan US Large Core Equity	05	2002	7.4673	5.5496	86,108
JP Morgan US Large Core Equity	05	2001	8.5979	7.4673	99,221
JP Morgan US Large Core Equity	05	2000	10.0000	8.5979	0

JP Morgan US Large Core Equity	06	2008	8.6163	5.6000	2,257
JP Morgan US Large Core Equity	06	2007	8.6098	8.6163	3,322
JP Morgan US Large Core Equity	06	2006	7.5017	8.6098	3,326
JP Morgan US Large Core Equity	06	2005	7.5179	7.5017	8,872
JP Morgan US Large Core Equity	06	2004	6.9748	7.5179	11,072
JP Morgan US Large Core Equity	06	2003	5.5288	6.9748	11,543
JP Morgan US Large Core Equity	06	2002	7.4507	5.5288	12,073
JP Morgan US Large Core Equity	06	2001	8.5920	7.4507	26,692
JP Morgan US Large Core Equity	06	2000	10.0000	8.5920	0

Lord Abbett Series Fund Growth and Income	01	2008	15.0590	9.4781	21,318
Lord Abbett Series Fund Growth and Income	01	2007	14.7063	15.0590	24,889
Lord Abbett Series Fund Growth and Income	01	2006	12.6665	14.7063	24,452
Lord Abbett Series Fund Growth and Income	01	2005	12.3917	12.6665	18,531
Lord Abbett Series Fund Growth and Income	01	2004	11.1113	12.3917	18,482
Lord Abbett Series Fund Growth and Income	01	2003	8.5667	11.1113	77,027
Lord Abbett Series Fund Growth and Income	01	2002	10.5571	8.5667	80,285
Lord Abbett Series Fund Growth and Income	01	2001	11.4323	10.5571	8,430
Lord Abbett Series Fund Growth and Income	01	2000	10.0000	11.4323	0

Lord Abbett Series Fund Growth and Income	02	2008	14.8893	9.3571	655,160
Lord Abbett Series Fund Growth and Income	02	2007	14.5629	14.8893	916,448
Lord Abbett Series Fund Growth and Income	02	2006	12.5619	14.5629	1,032,540
Lord Abbett Series Fund Growth and Income	02	2005	12.3081	12.5619	1,036,571
Lord Abbett Series Fund Growth and Income	02	2004	11.0531	12.3081	1,145,267
Lord Abbett Series Fund Growth and Income	02	2003	8.5347	11.0531	1,155,087
Lord Abbett Series Fund Growth and Income	02	2002	10.5338	8.5347	1,202,962
Lord Abbett Series Fund Growth and Income	02	2001	11.4245	10.5338	938,637
Lord Abbett Series Fund Growth and Income	02	2000	10.0000	11.4245	0

Lord Abbett Series Fund Growth and Income	03	2008	14.7775	9.2773	49,265
Lord Abbett Series Fund Growth and Income	03	2007	14.4682	14.7775	105,798
Lord Abbett Series Fund Growth and Income	03	2006	12.4928	14.4682	107,190
Lord Abbett Series Fund Growth and Income	03	2005	12.2527	12.4928	103,790
Lord Abbett Series Fund Growth and Income	03	2004	11.0145	12.2527	93,464
Lord Abbett Series Fund Growth and Income	03	2003	8.5135	11.0145	94,104
Lord Abbett Series Fund Growth and Income	03	2002	10.5183	8.5135	92,965
Lord Abbett Series Fund Growth and Income	03	2001	11.4193	10.5183	89,639
Lord Abbett Series Fund Growth and Income	03	2000	10.0000	11.4193	0

Lord Abbett Series Fund Growth and Income	04	2008	14.7217	9.2376	621,911
Lord Abbett Series Fund Growth and Income	04	2007	14.4209	14.7217	832,267
Lord Abbett Series Fund Growth and Income	04	2006	12.4583	14.4209	966,110
Lord Abbett Series Fund Growth and Income	04	2005	12.2250	12.4583	1,014,449
Lord Abbett Series Fund Growth and Income	04	2004	10.9952	12.2250	1,085,860
Lord Abbett Series Fund Growth and Income	04	2003	8.5029	10.9952	1,059,451
Lord Abbett Series Fund Growth and Income	04	2002	10.5105	8.5029	1,022,031
Lord Abbett Series Fund Growth and Income	04	2001	11.4167	10.5105	817,059
Lord Abbett Series Fund Growth and Income	04	2000	10.0000	11.4167	0

Lord Abbett Series Fund Growth and Income	05	2008	14.6106	9.1585	964,775
Lord Abbett Series Fund Growth and Income	05	2007	14.3267	14.6106	1,303,650
Lord Abbett Series Fund Growth and Income	05	2006	12.3895	14.3267	1,433,138
Lord Abbett Series Fund Growth and Income	05	2005	12.1698	12.3895	1,618,766
Lord Abbett Series Fund Growth and Income	05	2004	10.9567	12.1698	1,727,999
Lord Abbett Series Fund Growth and Income	05	2003	8.4817	10.9567	1,661,273
Lord Abbett Series Fund Growth and Income	05	2002	10.4950	8.4817	1,641,319
Lord Abbett Series Fund Growth and Income	05	2001	11.4115	10.4950	1,464,628
Lord Abbett Series Fund Growth and Income	05	2000	10.0000	11.4115	0

Lord Abbett Series Fund Growth and Income	06	2008	14.4456	9.0412	792,342
Lord Abbett Series Fund Growth and Income	06	2007	14.1866	14.4456	985,515
Lord Abbett Series Fund Growth and Income	06	2006	12.2870	14.1866	1,081,889
Lord Abbett Series Fund Growth and Income	06	2005	12.0874	12.2870	1,174,688
Lord Abbett Series Fund Growth and Income	06	2004	10.8992	12.0874	1,221,286
Lord Abbett Series Fund Growth and Income	06	2003	8.4500	10.8992	1,271,538
Lord Abbett Series Fund Growth and Income	06	2002	10.4717	8.4500	1,317,777
Lord Abbett Series Fund Growth and Income	06	2001	11.4036	10.4717	826,139
Lord Abbett Series Fund Growth and Income	06	2000	10.0000	11.4036	0

Lord Abbett Series Fund International	01	2008	17.8559	8.5673	0
Lord Abbett Series Fund International	01	2007	17.2225	17.8559	0
Lord Abbett Series Fund International	01	2006	13.4773	17.2225	0
Lord Abbett Series Fund International	01	2005	10.7502	13.4773	0
Lord Abbett Series Fund International	01	2004	8.9962	10.7502	0
Lord Abbett Series Fund International	01	2003	6.4331	8.9962	0
Lord Abbett Series Fund International	01	2002	7.8959	6.4331	0
Lord Abbett Series Fund International	01	2001	10.0000	7.8959	0

Lord Abbett Series Fund International	02	2008	17.6760	8.4680	45,921
Lord Abbett Series Fund International	02	2007	17.0750	17.6760	55,937
Lord Abbett Series Fund International	02	2006	13.3821	17.0750	62,822
Lord Abbett Series Fund International	02	2005	10.6904	13.3821	50,238
Lord Abbett Series Fund International	02	2004	8.9598	10.6904	46,135
Lord Abbett Series Fund International	02	2003	6.4168	8.9598	39,264
Lord Abbett Series Fund International	02	2002	7.8879	6.4168	37,731
Lord Abbett Series Fund International	02	2001	10.0000	7.8879	5,865

Lord Abbett Series Fund International	03	2008	17.5572	8.4025	0
Lord Abbett Series Fund International	03	2007	16.9775	17.5572	0
Lord Abbett Series Fund International	03	2006	13.3191	16.9775	0
Lord Abbett Series Fund International	03	2005	10.6508	13.3191	0
Lord Abbett Series Fund International	03	2004	8.9357	10.6508	0
Lord Abbett Series Fund International	03	2003	6.4059	8.9357	0
Lord Abbett Series Fund International	03	2002	7.8825	6.4059	0
Lord Abbett Series Fund International	03	2001	10.0000	7.8825	0

Lord Abbett Series Fund International	04	2008	17.4979	8.3698	19,282
Lord Abbett Series Fund International	04	2007	16.9287	17.4979	31,673
Lord Abbett Series Fund International	04	2006	13.2876	16.9287	34,611
Lord Abbett Series Fund International	04	2005	10.6310	13.2876	28,599
Lord Abbett Series Fund International	04	2004	8.9236	10.6310	38,475
Lord Abbett Series Fund International	04	2003	6.4005	8.9236	20,496
Lord Abbett Series Fund International	04	2002	7.8798	6.4005	17,845
Lord Abbett Series Fund International	04	2001	10.0000	7.8798	2,053

Lord Abbett Series Fund International	05	2008	17.3798	8.3049	47,250
Lord Abbett Series Fund International	05	2007	16.8317	17.3798	65,960
Lord Abbett Series Fund International	05	2006	13.2248	16.8317	60,994
Lord Abbett Series Fund International	05	2005	10.5914	13.2248	66,241
Lord Abbett Series Fund International	05	2004	8.8994	10.5914	73,168
Lord Abbett Series Fund International	05	2003	6.3897	8.8994	35,039
Lord Abbett Series Fund International	05	2002	7.8745	6.3897	35,230
Lord Abbett Series Fund International	05	2001	10.0000	7.8745	17,920

Lord Abbett Series Fund International	06	2008	17.2042	8.2084	23,345
Lord Abbett Series Fund International	06	2007	16.6871	17.2042	25,875
Lord Abbett Series Fund International	06	2006	13.1311	16.6871	27,425
Lord Abbett Series Fund International	06	2005	10.5324	13.1311	37,818
Lord Abbett Series Fund International	06	2004	8.8633	10.5324	38,260
Lord Abbett Series Fund International	06	2003	6.3734	8.8633	15,428
Lord Abbett Series Fund International	06	2002	7.8665	6.3734	16,560
Lord Abbett Series Fund International	06	2001	10.0000	7.8665	4,349

Lord Abbett Series Fund Mid Cap Value	01	2008	16.6992	10.0254	3,328
Lord Abbett Series Fund Mid Cap Value	01	2007	16.7714	16.6992	8,661
Lord Abbett Series Fund Mid Cap Value	01	2006	15.0942	16.7714	8,422
Lord Abbett Series Fund Mid Cap Value	01	2005	14.0879	15.0942	13,649
Lord Abbett Series Fund Mid Cap Value	01	2004	11.4723	14.0879	10,820
Lord Abbett Series Fund Mid Cap Value	01	2003	9.2887	11.4723	14,511
Lord Abbett Series Fund Mid Cap Value	01	2002	10.4000	9.2887	12,184
Lord Abbett Series Fund Mid Cap Value	01	2001	10.0000	10.4000	0

Lord Abbett Series Fund Mid Cap Value	02	2008	16.5309	9.9092	335,485
Lord Abbett Series Fund Mid Cap Value	02	2007	16.6278	16.5309	443,374
Lord Abbett Series Fund Mid Cap Value	02	2006	14.9876	16.6278	495,721
Lord Abbett Series Fund Mid Cap Value	02	2005	14.0096	14.9876	612,503
Lord Abbett Series Fund Mid Cap Value	02	2004	11.4259	14.0096	655,846
Lord Abbett Series Fund Mid Cap Value	02	2003	9.2651	11.4259	648,163
Lord Abbett Series Fund Mid Cap Value	02	2002	10.3895	9.2651	462,334
Lord Abbett Series Fund Mid Cap Value	02	2001	10.0000	10.3895	236,646

Lord Abbett Series Fund Mid Cap Value	03	2008	16.4198	9.8326	20,676
Lord Abbett Series Fund Mid Cap Value	03	2007	16.5328	16.4198	44,108
Lord Abbett Series Fund Mid Cap Value	03	2006	14.9170	16.5328	43,615
Lord Abbett Series Fund Mid Cap Value	03	2005	13.9577	14.9170	22,192
Lord Abbett Series Fund Mid Cap Value	03	2004	11.3951	13.9577	17,056
Lord Abbett Series Fund Mid Cap Value	03	2003	9.2495	11.3951	18,016
Lord Abbett Series Fund Mid Cap Value	03	2002	10.3825	9.2495	16,386
Lord Abbett Series Fund Mid Cap Value	03	2001	10.0000	10.3825	5,016

Lord Abbett Series Fund Mid Cap Value	04	2008	16.3643	9.7944	347,479
Lord Abbett Series Fund Mid Cap Value	04	2007	16.4853	16.3643	465,949
Lord Abbett Series Fund Mid Cap Value	04	2006	14.8817	16.4853	505,324
Lord Abbett Series Fund Mid Cap Value	04	2005	13.9317	14.8817	530,378
Lord Abbett Series Fund Mid Cap Value	04	2004	11.3797	13.9317	546,081
Lord Abbett Series Fund Mid Cap Value	04	2003	9.2417	11.3797	545,142
Lord Abbett Series Fund Mid Cap Value	04	2002	10.3789	9.2417	461,825
Lord Abbett Series Fund Mid Cap Value	04	2001	10.0000	10.3789	222,090

Lord Abbett Series Fund Mid Cap Value	05	2008	16.2539	9.7184	464,791
Lord Abbett Series Fund Mid Cap Value	05	2007	16.3908	16.2539	591,774
Lord Abbett Series Fund Mid Cap Value	05	2006	14.8113	16.3908	707,624
Lord Abbett Series Fund Mid Cap Value	05	2005	13.8799	14.8113	761,317
Lord Abbett Series Fund Mid Cap Value	05	2004	11.3489	13.8799	735,287
Lord Abbett Series Fund Mid Cap Value	05	2003	9.2260	11.3489	670,655
Lord Abbett Series Fund Mid Cap Value	05	2002	10.3719	9.2260	574,297
Lord Abbett Series Fund Mid Cap Value	05	2001	10.0000	10.3719	278,605

Lord Abbett Series Fund Mid Cap Value	06	2008	16.0897	9.6055	481,990
Lord Abbett Series Fund Mid Cap Value	06	2007	16.2501	16.0897	564,513
Lord Abbett Series Fund Mid Cap Value	06	2006	14.7065	16.2501	612,438
Lord Abbett Series Fund Mid Cap Value	06	2005	13.8025	14.7065	666,760
Lord Abbett Series Fund Mid Cap Value	06	2004	11.3029	13.8025	682,276
Lord Abbett Series Fund Mid Cap Value	06	2003	9.2026	11.3029	657,076
Lord Abbett Series Fund Mid Cap Value	06	2002	10.3613	9.2026	605,153
Lord Abbett Series Fund Mid Cap Value	06	2001	10.0000	10.3613	224,493

MFS Blended Research Core Equity Portfolio I Class	01	2008	10.5647	6.8033	0
MFS Blended Research Core Equity Portfolio I Class	01	2007	10.0727	10.5647	0
MFS Blended Research Core Equity Portfolio I Class	01	2006	8.9796	10.0727	0
MFS Blended Research Core Equity Portfolio I Class	01	2005	8.4212	8.9796	0
MFS Blended Research Core Equity Portfolio I Class	01	2004	7.5959	8.4212	0
MFS Blended Research Core Equity Portfolio I Class	01	2003	6.2463	7.5959	0
MFS Blended Research Core Equity Portfolio I Class	01	2002	8.0097	6.2463	0
MFS Blended Research Core Equity Portfolio I Class	01	2001	9.6014	8.0097	0
MFS Blended Research Core Equity Portfolio I Class	01	2000	10.0000	9.6014	0

MFS Blended Research Core Equity Portfolio I Class	02	2008	10.4457	6.7164	62,227
MFS Blended Research Core Equity Portfolio I Class	02	2007	9.9744	10.4457	101,365
MFS Blended Research Core Equity Portfolio I Class	02	2006	8.9054	9.9744	128,443
MFS Blended Research Core Equity Portfolio I Class	02	2005	8.3643	8.9054	165,819
MFS Blended Research Core Equity Portfolio I Class	02	2004	7.5561	8.3643	225,036
MFS Blended Research Core Equity Portfolio I Class	02	2003	6.2231	7.5561	244,006
MFS Blended Research Core Equity Portfolio I Class	02	2002	7.9919	6.2231	266,985
MFS Blended Research Core Equity Portfolio I Class	02	2001	9.5948	7.9919	295,420
MFS Blended Research Core Equity Portfolio I Class	02	2000	10.0000	9.5948	0

MFS Blended Research Core Equity Portfolio I Class	03	2008	10.3671	6.6591	0
MFS Blended Research Core Equity Portfolio I Class	03	2007	9.9095	10.3671	0
MFS Blended Research Core Equity Portfolio I Class	03	2006	8.8564	9.9095	0
MFS Blended Research Core Equity Portfolio I Class	03	2005	8.3267	8.8564	0
MFS Blended Research Core Equity Portfolio I Class	03	2004	7.5297	8.3267	0
MFS Blended Research Core Equity Portfolio I Class	03	2003	6.2076	7.5297	0
MFS Blended Research Core Equity Portfolio I Class	03	2002	7.9801	6.2076	0
MFS Blended Research Core Equity Portfolio I Class	03	2001	9.5905	7.9801	8,601
MFS Blended Research Core Equity Portfolio I Class	03	2000	10.0000	9.5905	0

MFS Blended Research Core Equity Portfolio I Class	04	2008	10.3280	6.6306	105,171
MFS Blended Research Core Equity Portfolio I Class	04	2007	9.8771	10.3280	134,618
MFS Blended Research Core Equity Portfolio I Class	04	2006	8.8319	9.8771	154,253
MFS Blended Research Core Equity Portfolio I Class	04	2005	8.3078	8.8319	171,309
MFS Blended Research Core Equity Portfolio I Class	04	2004	7.5165	8.3078	193,615
MFS Blended Research Core Equity Portfolio I Class	04	2003	6.1998	7.5165	204,033
MFS Blended Research Core Equity Portfolio I Class	04	2002	7.9742	6.1998	226,747
MFS Blended Research Core Equity Portfolio I Class	04	2001	9.5883	7.9742	296,697
MFS Blended Research Core Equity Portfolio I Class	04	2000	10.0000	9.5883	0

MFS Blended Research Core Equity Portfolio I Class	05	2008	10.2501	6.5739	177,082
MFS Blended Research Core Equity Portfolio I Class	05	2007	9.8126	10.2501	272,747
MFS Blended Research Core Equity Portfolio I Class	05	2006	8.7831	9.8126	322,609
MFS Blended Research Core Equity Portfolio I Class	05	2005	8.2703	8.7831	381,339
MFS Blended Research Core Equity Portfolio I Class	05	2004	7.4902	8.2703	472,342
MFS Blended Research Core Equity Portfolio I Class	05	2003	6.1844	7.4902	557,092
MFS Blended Research Core Equity Portfolio I Class	05	2002	7.9624	6.1844	580,254
MFS Blended Research Core Equity Portfolio I Class	05	2001	9.5839	7.9624	710,652
MFS Blended Research Core Equity Portfolio I Class	05	2000	10.0000	9.5839	0

MFS Blended Research Core Equity Portfolio I Class	06	2008	10.1343	6.4897	71,541
MFS Blended Research Core Equity Portfolio I Class	06	2007	9.7167	10.1343	85,601
MFS Blended Research Core Equity Portfolio I Class	06	2006	8.7105	9.7167	101,356
MFS Blended Research Core Equity Portfolio I Class	06	2005	8.2143	8.7105	120,146
MFS Blended Research Core Equity Portfolio I Class	06	2004	7.4509	8.2143	141,029
MFS Blended Research Core Equity Portfolio I Class	06	2003	6.1613	7.4509	168,084
MFS Blended Research Core Equity Portfolio I Class	06	2002	7.9448	6.1613	185,099
MFS Blended Research Core Equity Portfolio I Class	06	2001	9.5773	7.9448	216,653
MFS Blended Research Core Equity Portfolio I Class	06	2000	10.0000	9.5773	0

MFS Blended Research Core Equity Portfolio S Class	01	2008	12.5782	8.0785	0
MFS Blended Research Core Equity Portfolio S Class	01	2007	12.0218	12.5782	0
MFS Blended Research Core Equity Portfolio S Class	01	2006	10.7421	12.0218	0
MFS Blended Research Core Equity Portfolio S Class	01	2005	10.1010	10.7421	0
MFS Blended Research Core Equity Portfolio S Class	01	2004	9.1313	10.1010	0
MFS Blended Research Core Equity Portfolio S Class	01	2003	7.5324	9.1313	0
MFS Blended Research Core Equity Portfolio S Class	01	2002	9.6794	7.5324	0
MFS Blended Research Core Equity Portfolio S Class	01	2001	10.0000	9.6794	0

MFS Blended Research Core Equity Portfolio S Class	02	2008	12.4575	7.9888	53,621
MFS Blended Research Core Equity Portfolio S Class	02	2007	11.9247	12.4575	70,756
MFS Blended Research Core Equity Portfolio S Class	02	2006	10.6715	11.9247	74,619
MFS Blended Research Core Equity Portfolio S Class	02	2005	10.0497	10.6715	86,237
MFS Blended Research Core Equity Portfolio S Class	02	2004	9.0988	10.0497	108,482
MFS Blended Research Core Equity Portfolio S Class	02	2003	7.5170	9.0988	114,807
MFS Blended Research Core Equity Portfolio S Class	02	2002	9.6743	7.5170	111,974
MFS Blended Research Core Equity Portfolio S Class	02	2001	10.0000	9.6743	35,067

MFS Blended Research Core Equity Portfolio S Class	03	2008	12.3778	7.9296	9,474
MFS Blended Research Core Equity Portfolio S Class	03	2007	11.8604	12.3778	10,371
MFS Blended Research Core Equity Portfolio S Class	03	2006	10.6247	11.8604	10,828
MFS Blended Research Core Equity Portfolio S Class	03	2005	10.0157	10.6247	10,828
MFS Blended Research Core Equity Portfolio S Class	03	2004	9.0772	10.0157	10,828
MFS Blended Research Core Equity Portfolio S Class	03	2003	7.5068	9.0772	10,828
MFS Blended Research Core Equity Portfolio S Class	03	2002	9.6709	7.5068	10,828
MFS Blended Research Core Equity Portfolio S Class	03	2001	10.0000	9.6709	7,107

MFS Blended Research Core Equity Portfolio S Class	04	2008	12.3380	7.9000	40,596
MFS Blended Research Core Equity Portfolio S Class	04	2007	11.8283	12.3380	46,159
MFS Blended Research Core Equity Portfolio S Class	04	2006	10.6013	11.8283	58,508
MFS Blended Research Core Equity Portfolio S Class	04	2005	9.9987	10.6013	62,943
MFS Blended Research Core Equity Portfolio S Class	04	2004	9.0664	9.9987	68,795
MFS Blended Research Core Equity Portfolio S Class	04	2003	7.5016	9.0664	50,388
MFS Blended Research Core Equity Portfolio S Class	04	2002	9.6692	7.5016	44,599
MFS Blended Research Core Equity Portfolio S Class	04	2001	10.0000	9.6692	12,603

MFS Blended Research Core Equity Portfolio S Class	05	2008	12.2587	7.8413	39,446
MFS Blended Research Core Equity Portfolio S Class	05	2007	11.7644	12.2587	45,059
MFS Blended Research Core Equity Portfolio S Class	05	2006	10.5546	11.7644	47,098
MFS Blended Research Core Equity Portfolio S Class	05	2005	9.9648	10.5546	48,302
MFS Blended Research Core Equity Portfolio S Class	05	2004	9.0449	9.9648	44,085
MFS Blended Research Core Equity Portfolio S Class	05	2003	7.4914	9.0449	45,790
MFS Blended Research Core Equity Portfolio S Class	05	2002	9.6658	7.4914	49,378
MFS Blended Research Core Equity Portfolio S Class	05	2001	10.0000	9.6658	19,810

MFS Blended Research Core Equity Portfolio S Class	06	2008	12.1408	7.7540	53,462
MFS Blended Research Core Equity Portfolio S Class	06	2007	11.6691	12.1408	68,305
MFS Blended Research Core Equity Portfolio S Class	06	2006	10.4850	11.6691	72,791
MFS Blended Research Core Equity Portfolio S Class	06	2005	9.9141	10.4850	73,155
MFS Blended Research Core Equity Portfolio S Class	06	2004	9.0126	9.9141	74,684
MFS Blended Research Core Equity Portfolio S Class	06	2003	7.4760	9.0126	85,130
MFS Blended Research Core Equity Portfolio S Class	06	2002	9.6607	7.4760	85,290
MFS Blended Research Core Equity Portfolio S Class	06	2001	10.0000	9.6607	37,370

MFS Capital Appreciation Portfolio I Class	01	2008	6.2402	3.8903	0
MFS Capital Appreciation Portfolio I Class	01	2007	5.6718	6.2402	0
MFS Capital Appreciation Portfolio I Class	01	2006	5.3858	5.6718	0
MFS Capital Appreciation Portfolio I Class	01	2005	5.3906	5.3858	0
MFS Capital Appreciation Portfolio I Class	01	2004	4.9046	5.3906	0
MFS Capital Appreciation Portfolio I Class	01	2003	3.8491	4.9046	0
MFS Capital Appreciation Portfolio I Class	01	2002	5.7503	3.8491	22,443
MFS Capital Appreciation Portfolio I Class	01	2001	7.7777	5.7503	26,572
MFS Capital Appreciation Portfolio I Class	01	2000	10.0000	7.7777	0

MFS Capital Appreciation Portfolio I Class	02	2008	6.1698	3.8406	29,983
MFS Capital Appreciation Portfolio I Class	02	2007	5.6164	6.1698	35,063
MFS Capital Appreciation Portfolio I Class	02	2006	5.3413	5.6164	51,989
MFS Capital Appreciation Portfolio I Class	02	2005	5.3542	5.3413	75,894
MFS Capital Appreciation Portfolio I Class	02	2004	4.8789	5.3542	87,767
MFS Capital Appreciation Portfolio I Class	02	2003	3.8347	4.8789	107,156
MFS Capital Appreciation Portfolio I Class	02	2002	5.7376	3.8347	119,214
MFS Capital Appreciation Portfolio I Class	02	2001	7.7724	5.7376	162,028
MFS Capital Appreciation Portfolio I Class	02	2000	10.0000	7.7724	0

MFS Capital Appreciation Portfolio I Class	03	2008	6.1234	3.8078	0
MFS Capital Appreciation Portfolio I Class	03	2007	5.5799	6.1234	0
MFS Capital Appreciation Portfolio I Class	03	2006	5.3119	5.5799	31,810
MFS Capital Appreciation Portfolio I Class	03	2005	5.3301	5.3119	31,810
MFS Capital Appreciation Portfolio I Class	03	2004	4.8619	5.3301	31,810
MFS Capital Appreciation Portfolio I Class	03	2003	3.8251	4.8619	31,810
MFS Capital Appreciation Portfolio I Class	03	2002	5.7291	3.8251	31,810
MFS Capital Appreciation Portfolio I Class	03	2001	7.7688	5.7291	31,810
MFS Capital Appreciation Portfolio I Class	03	2000	10.0000	7.7688	0

MFS Capital Appreciation Portfolio I Class	04	2008	6.1003	3.7915	66,623
MFS Capital Appreciation Portfolio I Class	04	2007	5.5616	6.1003	90,861
MFS Capital Appreciation Portfolio I Class	04	2006	5.2972	5.5616	119,706
MFS Capital Appreciation Portfolio I Class	04	2005	5.3180	5.2972	147,423
MFS Capital Appreciation Portfolio I Class	04	2004	4.8533	5.3180	181,270
MFS Capital Appreciation Portfolio I Class	04	2003	3.8204	4.8533	196,110
MFS Capital Appreciation Portfolio I Class	04	2002	5.7249	3.8204	223,556
MFS Capital Appreciation Portfolio I Class	04	2001	7.7671	5.7249	294,658
MFS Capital Appreciation Portfolio I Class	04	2000	10.0000	7.7671	0

MFS Capital Appreciation Portfolio I Class	05	2008	6.0543	3.7591	58,014
MFS Capital Appreciation Portfolio I Class	05	2007	5.5253	6.0543	108,259
MFS Capital Appreciation Portfolio I Class	05	2006	5.2679	5.5253	135,521
MFS Capital Appreciation Portfolio I Class	05	2005	5.2940	5.2679	167,599
MFS Capital Appreciation Portfolio I Class	05	2004	4.8363	5.2940	231,921
MFS Capital Appreciation Portfolio I Class	05	2003	3.8108	4.8363	260,017
MFS Capital Appreciation Portfolio I Class	05	2002	5.7164	3.8108	284,178
MFS Capital Appreciation Portfolio I Class	05	2001	7.7635	5.7164	336,923
MFS Capital Appreciation Portfolio I Class	05	2000	10.0000	7.7635	0

MFS Capital Appreciation Portfolio I Class	06	2008	5.9858	3.7109	50,828
MFS Capital Appreciation Portfolio I Class	06	2007	5.4712	5.9858	69,258
MFS Capital Appreciation Portfolio I Class	06	2006	5.2243	5.4712	82,127
MFS Capital Appreciation Portfolio I Class	06	2005	5.2581	5.2243	100,043
MFS Capital Appreciation Portfolio I Class	06	2004	4.8109	5.2581	144,067
MFS Capital Appreciation Portfolio I Class	06	2003	3.7965	4.8109	194,909
MFS Capital Appreciation Portfolio I Class	06	2002	5.7037	3.7965	207,761
MFS Capital Appreciation Portfolio I Class	06	2001	7.7581	5.7037	250,825
MFS Capital Appreciation Portfolio I Class	06	2000	10.0000	7.7581	0

MFS Capital Appreciation Portfolio S Class	01	2008	10.3994	6.4630	0
MFS Capital Appreciation Portfolio S Class	01	2007	9.4703	10.3994	0
MFS Capital Appreciation Portfolio S Class	01	2006	9.0196	9.4703	0
MFS Capital Appreciation Portfolio S Class	01	2005	9.0530	9.0196	0
MFS Capital Appreciation Portfolio S Class	01	2004	8.2546	9.0530	0
MFS Capital Appreciation Portfolio S Class	01	2003	6.4963	8.2546	0
MFS Capital Appreciation Portfolio S Class	01	2002	9.7300	6.4963	0
MFS Capital Appreciation Portfolio S Class	01	2001	10.0000	9.7300	0

MFS Capital Appreciation Portfolio S Class	02	2008	10.2996	6.3912	9,169
MFS Capital Appreciation Portfolio S Class	02	2007	9.3937	10.2996	10,200
MFS Capital Appreciation Portfolio S Class	02	2006	8.9603	9.3937	11,390
MFS Capital Appreciation Portfolio S Class	02	2005	9.0071	8.9603	14,031
MFS Capital Appreciation Portfolio S Class	02	2004	8.2252	9.0071	16,252
MFS Capital Appreciation Portfolio S Class	02	2003	6.4830	8.2252	24,128
MFS Capital Appreciation Portfolio S Class	02	2002	9.7249	6.4830	24,378
MFS Capital Appreciation Portfolio S Class	02	2001	10.0000	9.7249	12,482

MFS Capital Appreciation Portfolio S Class	03	2008	10.2337	6.3439	0
MFS Capital Appreciation Portfolio S Class	03	2007	9.3431	10.2337	0
MFS Capital Appreciation Portfolio S Class	03	2006	8.9210	9.3431	0
MFS Capital Appreciation Portfolio S Class	03	2005	8.9767	8.9210	0
MFS Capital Appreciation Portfolio S Class	03	2004	8.2058	8.9767	0
MFS Capital Appreciation Portfolio S Class	03	2003	6.4742	8.2058	0
MFS Capital Appreciation Portfolio S Class	03	2002	9.7215	6.4742	0
MFS Capital Appreciation Portfolio S Class	03	2001	10.0000	9.7215	0

MFS Capital Appreciation Portfolio S Class	04	2008	10.2008	6.3203	7,388
MFS Capital Appreciation Portfolio S Class	04	2007	9.3178	10.2008	12,914
MFS Capital Appreciation Portfolio S Class	04	2006	8.9013	9.3178	19,100
MFS Capital Appreciation Portfolio S Class	04	2005	8.9614	8.9013	21,701
MFS Capital Appreciation Portfolio S Class	04	2004	8.1960	8.9614	33,971
MFS Capital Appreciation Portfolio S Class	04	2003	6.4697	8.1960	35,607
MFS Capital Appreciation Portfolio S Class	04	2002	9.7197	6.4697	27,405
MFS Capital Appreciation Portfolio S Class	04	2001	10.0000	9.7197	13,291

MFS Capital Appreciation Portfolio S Class	05	2008	10.1352	6.2733	13,842
MFS Capital Appreciation Portfolio S Class	05	2007	9.2674	10.1352	16,231
MFS Capital Appreciation Portfolio S Class	05	2006	8.8621	9.2674	17,646
MFS Capital Appreciation Portfolio S Class	05	2005	8.9310	8.8621	20,612
MFS Capital Appreciation Portfolio S Class	05	2004	8.1765	8.9310	35,437
MFS Capital Appreciation Portfolio S Class	05	2003	6.4609	8.1765	23,035
MFS Capital Appreciation Portfolio S Class	05	2002	9.7163	6.4609	22,197
MFS Capital Appreciation Portfolio S Class	05	2001	10.0000	9.7163	6,533

MFS Capital Appreciation Portfolio S Class	06	2008	10.0377	6.2034	14,393
MFS Capital Appreciation Portfolio S Class	06	2007	9.1923	10.0377	14,395
MFS Capital Appreciation Portfolio S Class	06	2006	8.8037	9.1923	17,153
MFS Capital Appreciation Portfolio S Class	06	2005	8.8856	8.8037	21,255
MFS Capital Appreciation Portfolio S Class	06	2004	8.1473	8.8856	27,694
MFS Capital Appreciation Portfolio S Class	06	2003	6.4476	8.1473	29,639
MFS Capital Appreciation Portfolio S Class	06	2002	9.7112	6.4476	35,317
MFS Capital Appreciation Portfolio S Class	06	2001	10.0000	9.7112	25,479

MFS Government Securities Portfolio I Class	01	2008	14.1922	15.2506	0
MFS Government Securities Portfolio I Class	01	2007	13.3761	14.1922	0
MFS Government Securities Portfolio I Class	01	2006	13.0306	13.3761	0
MFS Government Securities Portfolio I Class	01	2005	12.8656	13.0306	0
MFS Government Securities Portfolio I Class	01	2004	12.5248	12.8656	0
MFS Government Securities Portfolio I Class	01	2003	12.3851	12.5248	44,974
MFS Government Securities Portfolio I Class	01	2002	11.3934	12.3851	46,686
MFS Government Securities Portfolio I Class	01	2001	10.7110	11.3934	14,994
MFS Government Securities Portfolio I Class	01	2000	10.0000	10.7110	0

MFS Government Securities Portfolio I Class	02	2008	14.0324	15.0560	85,642
MFS Government Securities Portfolio I Class	02	2007	13.2456	14.0324	133,070
MFS Government Securities Portfolio I Class	02	2006	12.9231	13.2456	167,028
MFS Government Securities Portfolio I Class	02	2005	12.7787	12.9231	201,956
MFS Government Securities Portfolio I Class	02	2004	12.4592	12.7787	223,749
MFS Government Securities Portfolio I Class	02	2003	12.3390	12.4592	294,674
MFS Government Securities Portfolio I Class	02	2002	11.3682	12.3390	345,903
MFS Government Securities Portfolio I Class	02	2001	10.7036	11.3682	270,869
MFS Government Securities Portfolio I Class	02	2000	10.0000	10.7036	0

MFS Government Securities Portfolio I Class	03	2008	13.9269	14.9277	0
MFS Government Securities Portfolio I Class	03	2007	13.1595	13.9269	0
MFS Government Securities Portfolio I Class	03	2006	12.8520	13.1595	0
MFS Government Securities Portfolio I Class	03	2005	12.7213	12.8520	0
MFS Government Securities Portfolio I Class	03	2004	12.4158	12.7213	0
MFS Government Securities Portfolio I Class	03	2003	12.3084	12.4158	5,178
MFS Government Securities Portfolio I Class	03	2002	11.3514	12.3084	15,741
MFS Government Securities Portfolio I Class	03	2001	10.6987	11.3514	0
MFS Government Securities Portfolio I Class	03	2000	10.0000	10.6987	0

MFS Government Securities Portfolio I Class	04	2008	13.8743	14.8637	58,550
MFS Government Securities Portfolio I Class	04	2007	13.1165	13.8743	68,507
MFS Government Securities Portfolio I Class	04	2006	12.8165	13.1165	78,677
MFS Government Securities Portfolio I Class	04	2005	12.6925	12.8165	94,360
MFS Government Securities Portfolio I Class	04	2004	12.3940	12.6925	140,598
MFS Government Securities Portfolio I Class	04	2003	12.2931	12.3940	234,747
MFS Government Securities Portfolio I Class	04	2002	11.3431	12.2931	431,106
MFS Government Securities Portfolio I Class	04	2001	10.6963	11.3431	277,395
MFS Government Securities Portfolio I Class	04	2000	10.0000	10.6963	0

MFS Government Securities Portfolio I Class	05	2008	13.7697	14.7367	143,657
MFS Government Securities Portfolio I Class	05	2007	13.0309	13.7697	198,832
MFS Government Securities Portfolio I Class	05	2006	12.7457	13.0309	290,799
MFS Government Securities Portfolio I Class	05	2005	12.6352	12.7457	328,604
MFS Government Securities Portfolio I Class	05	2004	12.3506	12.6352	397,464
MFS Government Securities Portfolio I Class	05	2003	12.2625	12.3506	480,517
MFS Government Securities Portfolio I Class	05	2002	11.3263	12.2625	635,526
MFS Government Securities Portfolio I Class	05	2001	10.6914	11.3263	427,113
MFS Government Securities Portfolio I Class	05	2000	10.0000	10.6914	0

MFS Government Securities Portfolio I Class	06	2008	13.6143	14.5481	40,415
MFS Government Securities Portfolio I Class	06	2007	12.9035	13.6143	64,744
MFS Government Securities Portfolio I Class	06	2006	12.6403	12.9035	75,782
MFS Government Securities Portfolio I Class	06	2005	12.5497	12.6403	152,149
MFS Government Securities Portfolio I Class	06	2004	12.2858	12.5497	186,701
MFS Government Securities Portfolio I Class	06	2003	12.2167	12.2858	240,134
MFS Government Securities Portfolio I Class	06	2002	11.3012	12.2167	354,960
MFS Government Securities Portfolio I Class	06	2001	10.6840	11.3012	241,877
MFS Government Securities Portfolio I Class	06	2000	10.0000	10.6840	0

MFS Government Securities Portfolio S Class	01	2008	12.4308	13.3270	20,028
MFS Government Securities Portfolio S Class	01	2007	11.7457	12.4308	21,843
MFS Government Securities Portfolio S Class	01	2006	11.4658	11.7457	21,878
MFS Government Securities Portfolio S Class	01	2005	11.3535	11.4658	20,657
MFS Government Securities Portfolio S Class	01	2004	11.0752	11.3535	19,858
MFS Government Securities Portfolio S Class	01	2003	10.9817	11.0752	56,258
MFS Government Securities Portfolio S Class	01	2002	10.1290	10.9817	36,582
MFS Government Securities Portfolio S Class	01	2001	10.0000	10.1290	0

MFS Government Securities Portfolio S Class	02	2008	12.3116	13.1791	174,914
MFS Government Securities Portfolio S Class	02	2007	11.6508	12.3116	213,791
MFS Government Securities Portfolio S Class	02	2006	11.3904	11.6508	226,274
MFS Government Securities Portfolio S Class	02	2005	11.2959	11.3904	240,881
MFS Government Securities Portfolio S Class	02	2004	11.0358	11.2959	302,051
MFS Government Securities Portfolio S Class	02	2003	10.9593	11.0358	394,959
MFS Government Securities Portfolio S Class	02	2002	10.1237	10.9593	511,101
MFS Government Securities Portfolio S Class	02	2001	10.0000	10.1237	90,021

MFS Government Securities Portfolio S Class	03	2008	12.2328	13.0815	8,073
MFS Government Securities Portfolio S Class	03	2007	11.5880	12.2328	8,680
MFS Government Securities Portfolio S Class	03	2006	11.3404	11.5880	9,190
MFS Government Securities Portfolio S Class	03	2005	11.2577	11.3404	15,282
MFS Government Securities Portfolio S Class	03	2004	11.0097	11.2577	16,226
MFS Government Securities Portfolio S Class	03	2003	10.9444	11.0097	17,227
MFS Government Securities Portfolio S Class	03	2002	10.1202	10.9444	18,360
MFS Government Securities Portfolio S Class	03	2001	10.0000	10.1202	0

MFS Government Securities Portfolio S Class	04	2008	12.1935	13.0328	81,652
MFS Government Securities Portfolio S Class	04	2007	11.5567	12.1935	108,289
MFS Government Securities Portfolio S Class	04	2006	11.3155	11.5567	128,811
MFS Government Securities Portfolio S Class	04	2005	11.2386	11.3155	186,766
MFS Government Securities Portfolio S Class	04	2004	10.9966	11.2386	227,813
MFS Government Securities Portfolio S Class	04	2003	10.9370	10.9966	325,189
MFS Government Securities Portfolio S Class	04	2002	10.1184	10.9370	421,874
MFS Government Securities Portfolio S Class	04	2001	10.0000	10.1184	57,095

MFS Government Securities Portfolio S Class	05	2008	12.1152	12.9360	126,461
MFS Government Securities Portfolio S Class	05	2007	11.4942	12.1152	108,616
MFS Government Securities Portfolio S Class	05	2006	11.2657	11.4942	138,448
MFS Government Securities Portfolio S Class	05	2005	11.2005	11.2657	169,186
MFS Government Securities Portfolio S Class	05	2004	10.9705	11.2005	202,312
MFS Government Securities Portfolio S Class	05	2003	10.9221	10.9705	255,106
MFS Government Securities Portfolio S Class	05	2002	10.1149	10.9221	280,130
MFS Government Securities Portfolio S Class	05	2001	10.0000	10.1149	20,626

MFS Government Securities Portfolio S Class	06	2008	11.9987	12.7921	206,558
MFS Government Securities Portfolio S Class	06	2007	11.4011	11.9987	204,472
MFS Government Securities Portfolio S Class	06	2006	11.1915	11.4011	225,483
MFS Government Securities Portfolio S Class	06	2005	11.1436	11.1915	248,925
MFS Government Securities Portfolio S Class	06	2004	10.9314	11.1436	284,003
MFS Government Securities Portfolio S Class	06	2003	10.8997	10.9314	335,483
MFS Government Securities Portfolio S Class	06	2002	10.1096	10.8997	443,454
MFS Government Securities Portfolio S Class	06	2001	10.0000	10.1096	55,222

MFS Growth Portfolio	01	2008	12.6321	4.1187	0
MFS Growth Portfolio	01	2007	10.5457	6.6389	0
MFS Growth Portfolio	01	2006	9.8906	5.5312	0
MFS Growth Portfolio	01	2005	9.1739	5.1720	0
MFS Growth Portfolio	01	2004	8.2033	4.7867	0
MFS Growth Portfolio	01	2003	6.3186	4.2698	0
MFS Growth Portfolio	01	2002	9.7225	3.2799	0
MFS Growth Portfolio	01	2001	7.7718	5.0332	0
MFS Growth Portfolio	01	2000	10.0000	7.7718	0

MFS Growth Portfolio	02	2008	12.5109	4.0660	72,067
MFS Growth Portfolio	02	2007	10.4604	6.5641	107,406
MFS Growth Portfolio	02	2006	9.8256	5.4772	129,885
MFS Growth Portfolio	02	2005	9.1274	5.1293	251,571
MFS Growth Portfolio	02	2004	8.1741	4.7544	286,296
MFS Growth Portfolio	02	2003	6.3057	4.2474	320,424
MFS Growth Portfolio	02	2002	9.7174	3.2676	233,354
MFS Growth Portfolio	02	2001	7.7665	5.0220	333,867
MFS Growth Portfolio	02	2000	10.0000	7.7665	0

MFS Growth Portfolio	03	2008	12.4308	4.0314	0
MFS Growth Portfolio	03	2007	10.4041	6.5147	14,035
MFS Growth Portfolio	03	2006	9.7825	5.4415	46,626
MFS Growth Portfolio	03	2005	9.0965	5.1010	46,626
MFS Growth Portfolio	03	2004	8.1548	4.7329	46,626
MFS Growth Portfolio	03	2003	6.2971	4.2325	46,626
MFS Growth Portfolio	03	2002	9.7140	3.2595	46,626
MFS Growth Portfolio	03	2001	7.7629	5.0146	56,830
MFS Growth Portfolio	03	2000	10.0000	7.7629	0

MFS Growth Portfolio	04	2008	12.3908	4.0141	90,127
MFS Growth Portfolio	04	2007	10.3759	6.4902	145,128
MFS Growth Portfolio	04	2006	9.7609	5.4237	203,595
MFS Growth Portfolio	04	2005	9.0811	5.0869	256,761
MFS Growth Portfolio	04	2004	8.1450	4.7222	324,177
MFS Growth Portfolio	04	2003	6.2928	4.2251	364,102
MFS Growth Portfolio	04	2002	9.7123	3.2554	407,077
MFS Growth Portfolio	04	2001	7.7612	5.0108	544,416
MFS Growth Portfolio	04	2000	10.0000	7.7612	0

MFS Growth Portfolio	05	2008	12.3113	3.9797	187,417
MFS Growth Portfolio	05	2007	10.3197	6.4411	236,467
MFS Growth Portfolio	05	2006	9.7180	5.3882	357,602
MFS Growth Portfolio	05	2005	9.0503	5.0588	469,372
MFS Growth Portfolio	05	2004	8.1257	4.7009	567,273
MFS Growth Portfolio	05	2003	6.2842	4.2103	666,330
MFS Growth Portfolio	05	2002	9.7089	3.2473	738,254
MFS Growth Portfolio	05	2001	7.7576	5.0034	926,305
MFS Growth Portfolio	05	2000	10.0000	7.7576	0

MFS Growth Portfolio	06	2008	12.1929	3.9287	76,653
MFS Growth Portfolio	06	2007	10.2362	6.3684	93,559
MFS Growth Portfolio	06	2006	9.6539	5.3355	104,398
MFS Growth Portfolio	06	2005	9.0042	5.0169	125,702
MFS Growth Portfolio	06	2004	8.0967	4.6690	171,063
MFS Growth Portfolio	06	2003	6.2713	4.1881	225,057
MFS Growth Portfolio	06	2002	9.7038	3.2351	251,673
MFS Growth Portfolio	06	2001	7.7522	4.9923	295,677
MFS Growth Portfolio	06	2000	10.0000	7.7522	0

MFS High Yield Portfolio I Class	01	2008	13.7121	9.5478	0
MFS High Yield Portfolio I Class	01	2007	13.5895	13.7121	0
MFS High Yield Portfolio I Class	01	2006	12.4342	13.5895	0
MFS High Yield Portfolio I Class	01	2005	12.2898	12.4342	0
MFS High Yield Portfolio I Class	01	2004	11.3325	12.2898	0
MFS High Yield Portfolio I Class	01	2003	9.4259	11.3325	0
MFS High Yield Portfolio I Class	01	2002	9.2708	9.4259	0
MFS High Yield Portfolio I Class	01	2001	9.2035	9.2708	0
MFS High Yield Portfolio I Class	01	2000	10.0000	9.2035	0

MFS High Yield Portfolio I Class	02	2008	13.5577	9.4259	54,810
MFS High Yield Portfolio I Class	02	2007	13.4570	13.5577	122,252
MFS High Yield Portfolio I Class	02	2006	12.3315	13.4570	155,191
MFS High Yield Portfolio I Class	02	2005	12.2068	12.3315	160,244
MFS High Yield Portfolio I Class	02	2004	11.2732	12.2068	169,686
MFS High Yield Portfolio I Class	02	2003	9.3908	11.2732	186,208
MFS High Yield Portfolio I Class	02	2002	9.2503	9.3908	211,309
MFS High Yield Portfolio I Class	02	2001	9.1972	9.2503	286,879
MFS High Yield Portfolio I Class	02	2000	10.0000	9.1972	0

MFS High Yield Portfolio I Class	03	2008	13.4558	9.3456	101,278
MFS High Yield Portfolio I Class	03	2007	13.3694	13.4558	0
MFS High Yield Portfolio I Class	03	2006	12.2637	13.3694	0
MFS High Yield Portfolio I Class	03	2005	12.1519	12.2637	0
MFS High Yield Portfolio I Class	03	2004	11.2339	12.1519	73,878
MFS High Yield Portfolio I Class	03	2003	9.3675	11.2339	80,214
MFS High Yield Portfolio I Class	03	2002	9.2367	9.3675	50,183
MFS High Yield Portfolio I Class	03	2001	9.1930	9.2367	11,033
MFS High Yield Portfolio I Class	03	2000	10.0000	9.1930	0

MFS High Yield Portfolio I Class	04	2008	13.4050	9.3056	65,494
MFS High Yield Portfolio I Class	04	2007	13.3257	13.4050	96,070
MFS High Yield Portfolio I Class	04	2006	12.2298	13.3257	120,911
MFS High Yield Portfolio I Class	04	2005	12.1244	12.2298	122,439
MFS High Yield Portfolio I Class	04	2004	11.2142	12.1244	148,454
MFS High Yield Portfolio I Class	04	2003	9.3558	11.2142	174,560
MFS High Yield Portfolio I Class	04	2002	9.2298	9.3558	143,397
MFS High Yield Portfolio I Class	04	2001	9.1909	9.2298	296,337
MFS High Yield Portfolio I Class	04	2000	10.0000	9.1909	0

MFS High Yield Portfolio I Class	05	2008	13.3039	9.2260	74,545
MFS High Yield Portfolio I Class	05	2007	13.2388	13.3039	88,663
MFS High Yield Portfolio I Class	05	2006	12.1623	13.2388	125,020
MFS High Yield Portfolio I Class	05	2005	12.0697	12.1623	161,072
MFS High Yield Portfolio I Class	05	2004	11.1749	12.0697	192,272
MFS High Yield Portfolio I Class	05	2003	9.3326	11.1749	222,015
MFS High Yield Portfolio I Class	05	2002	9.2162	9.3326	226,002
MFS High Yield Portfolio I Class	05	2001	9.1867	9.2162	443,200
MFS High Yield Portfolio I Class	05	2000	10.0000	9.1867	0

MFS High Yield Portfolio I Class	06	2008	13.1537	9.1079	32,208
MFS High Yield Portfolio I Class	06	2007	13.1094	13.1537	55,802
MFS High Yield Portfolio I Class	06	2006	12.0617	13.1094	64,058
MFS High Yield Portfolio I Class	06	2005	11.9881	12.0617	61,591
MFS High Yield Portfolio I Class	06	2004	11.1163	11.9881	80,437
MFS High Yield Portfolio I Class	06	2003	9.2977	11.1163	85,102
MFS High Yield Portfolio I Class	06	2002	9.1958	9.2977	65,178
MFS High Yield Portfolio I Class	06	2001	9.1803	9.1958	150,240
MFS High Yield Portfolio I Class	06	2000	10.0000	9.1803	0

MFS High Yield Portfolio S Class	01	2008	14.3961	10.0269	11,903
MFS High Yield Portfolio S Class	01	2007	14.3185	14.3961	12,515
MFS High Yield Portfolio S Class	01	2006	13.1428	14.3185	12,037
MFS High Yield Portfolio S Class	01	2005	13.0232	13.1428	12,021
MFS High Yield Portfolio S Class	01	2004	12.0280	13.0232	11,555
MFS High Yield Portfolio S Class	01	2003	10.0237	12.0280	11,463
MFS High Yield Portfolio S Class	01	2002	9.8959	10.0237	0
MFS High Yield Portfolio S Class	01	2001	10.0000	9.8959	0

MFS High Yield Portfolio S Class	02	2008	14.2580	9.9156	80,254
MFS High Yield Portfolio S Class	02	2007	14.2029	14.2580	105,527
MFS High Yield Portfolio S Class	02	2006	13.0564	14.2029	113,672
MFS High Yield Portfolio S Class	02	2005	12.9572	13.0564	83,006
MFS High Yield Portfolio S Class	02	2004	11.9853	12.9572	105,080
MFS High Yield Portfolio S Class	02	2003	10.0032	11.9853	123,778
MFS High Yield Portfolio S Class	02	2002	9.8907	10.0032	117,914
MFS High Yield Portfolio S Class	02	2001	10.0000	9.8907	39,706

MFS High Yield Portfolio S Class	03	2008	14.1669	9.8422	7,014
MFS High Yield Portfolio S Class	03	2007	14.1264	14.1669	7,541
MFS High Yield Portfolio S Class	03	2006	12.9992	14.1264	7,984
MFS High Yield Portfolio S Class	03	2005	12.9134	12.9992	17,042
MFS High Yield Portfolio S Class	03	2004	11.9570	12.9134	18,095
MFS High Yield Portfolio S Class	03	2003	9.9897	11.9570	19,211
MFS High Yield Portfolio S Class	03	2002	9.8872	9.9897	20,475
MFS High Yield Portfolio S Class	03	2001	10.0000	9.8872	0

MFS High Yield Portfolio S Class	04	2008	14.1213	9.8056	58,683
MFS High Yield Portfolio S Class	04	2007	14.0882	14.1213	78,516
MFS High Yield Portfolio S Class	04	2006	12.9706	14.0882	82,830
MFS High Yield Portfolio S Class	04	2005	12.8915	12.9706	95,823
MFS High Yield Portfolio S Class	04	2004	11.9427	12.8915	101,002
MFS High Yield Portfolio S Class	04	2003	9.9828	11.9427	174,541
MFS High Yield Portfolio S Class	04	2002	9.8855	9.9828	151,233
MFS High Yield Portfolio S Class	04	2001	10.0000	9.8855	44,929

MFS High Yield Portfolio S Class	05	2008	14.0306	9.7327	40,880
MFS High Yield Portfolio S Class	05	2007	14.0120	14.0306	50,972
MFS High Yield Portfolio S Class	05	2006	12.9135	14.0120	57,255
MFS High Yield Portfolio S Class	05	2005	12.8478	12.9135	75,618
MFS High Yield Portfolio S Class	05	2004	11.9143	12.8478	79,072
MFS High Yield Portfolio S Class	05	2003	9.9692	11.9143	85,996
MFS High Yield Portfolio S Class	05	2002	9.8820	9.9692	83,942
MFS High Yield Portfolio S Class	05	2001	10.0000	9.8820	25,150

MFS High Yield Portfolio S Class	06	2008	13.8958	9.6244	60,145
MFS High Yield Portfolio S Class	06	2007	13.8986	13.8958	70,473
MFS High Yield Portfolio S Class	06	2006	12.8284	13.8986	77,589
MFS High Yield Portfolio S Class	06	2005	12.7825	12.8284	88,044
MFS High Yield Portfolio S Class	06	2004	11.8719	12.7825	104,111
MFS High Yield Portfolio S Class	06	2003	9.9488	11.8719	114,133
MFS High Yield Portfolio S Class	06	2002	9.8768	9.9488	105,349
MFS High Yield Portfolio S Class	06	2001	10.0000	9.8768	50,617

MFS Massachusetts Investors Growth Stock Portfolio I Class	01	2008	7.3234	4.5517	0
MFS Massachusetts Investors Growth Stock Portfolio I Class	01	2007	6.6330	7.3234	0
MFS Massachusetts Investors Growth Stock Portfolio I Class	01	2006	6.2228	6.6330	0
MFS Massachusetts Investors Growth Stock Portfolio I Class	01	2005	6.0222	6.2228	0
MFS Massachusetts Investors Growth Stock Portfolio I Class	01	2004	5.5499	6.0222	16,565
MFS Massachusetts Investors Growth Stock Portfolio I Class	01	2003	4.5433	5.5499	16,565
MFS Massachusetts Investors Growth Stock Portfolio I Class	01	2002	6.3790	4.5433	37,264
MFS Massachusetts Investors Growth Stock Portfolio I Class	01	2001	8.5799	6.3790	41,072
MFS Massachusetts Investors Growth Stock Portfolio I Class	01	2000	10.0000	8.5799	0

MFS Massachusetts Investors Growth Stock Portfolio I Class	02	2008	7.2409	4.4936	125,705
MFS Massachusetts Investors Growth Stock Portfolio I Class	02	2007	6.5683	7.2409	226,865
MFS Massachusetts Investors Growth Stock Portfolio I Class	02	2006	6.1715	6.5683	285,390
MFS Massachusetts Investors Growth Stock Portfolio I Class	02	2005	5.9815	6.1715	324,564
MFS Massachusetts Investors Growth Stock Portfolio I Class	02	2004	5.5208	5.9815	420,832
MFS Massachusetts Investors Growth Stock Portfolio I Class	02	2003	4.5264	5.5208	451,301
MFS Massachusetts Investors Growth Stock Portfolio I Class	02	2002	6.3649	4.5264	504,453
MFS Massachusetts Investors Growth Stock Portfolio I Class	02	2001	8.5740	6.3649	616,865
MFS Massachusetts Investors Growth Stock Portfolio I Class	02	2000	10.0000	8.5740	0

MFS Massachusetts Investors Growth Stock Portfolio I Class	03	2008	7.1865	4.4553	0
MFS Massachusetts Investors Growth Stock Portfolio I Class	03	2007	6.5256	7.1865	12,737
MFS Massachusetts Investors Growth Stock Portfolio I Class	03	2006	6.1375	6.5256	41,225
MFS Massachusetts Investors Growth Stock Portfolio I Class	03	2005	5.9546	6.1375	41,225
MFS Massachusetts Investors Growth Stock Portfolio I Class	03	2004	5.5015	5.9546	41,225
MFS Massachusetts Investors Growth Stock Portfolio I Class	03	2003	4.5151	5.5015	41,225
MFS Massachusetts Investors Growth Stock Portfolio I Class	03	2002	6.3555	4.5151	41,225
MFS Massachusetts Investors Growth Stock Portfolio I Class	03	2001	8.5701	6.3555	41,225
MFS Massachusetts Investors Growth Stock Portfolio I Class	03	2000	10.0000	8.5701	0

MFS Massachusetts Investors Growth Stock Portfolio I Class	04	2008	7.1593	4.4361	142,909
MFS Massachusetts Investors Growth Stock Portfolio I Class	04	2007	6.5042	7.1593	249,531
MFS Massachusetts Investors Growth Stock Portfolio I Class	04	2006	6.1205	6.5042	300,309
MFS Massachusetts Investors Growth Stock Portfolio I Class	04	2005	5.9411	6.1205	361,578
MFS Massachusetts Investors Growth Stock Portfolio I Class	04	2004	5.4918	5.9411	431,616
MFS Massachusetts Investors Growth Stock Portfolio I Class	04	2003	4.5095	5.4918	504,226
MFS Massachusetts Investors Growth Stock Portfolio I Class	04	2002	6.3508	4.5095	582,362
MFS Massachusetts Investors Growth Stock Portfolio I Class	04	2001	8.5681	6.3508	689,060
MFS Massachusetts Investors Growth Stock Portfolio I Class	04	2000	10.0000	8.5681	0

MFS Massachusetts Investors Growth Stock Portfolio I Class	05	2008	7.1053	4.3982	267,109
MFS Massachusetts Investors Growth Stock Portfolio I Class	05	2007	6.4617	7.1053	361,937
MFS Massachusetts Investors Growth Stock Portfolio I Class	05	2006	6.0867	6.4617	496,658
MFS Massachusetts Investors Growth Stock Portfolio I Class	05	2005	5.9142	6.0867	607,971
MFS Massachusetts Investors Growth Stock Portfolio I Class	05	2004	5.4726	5.9142	752,485
MFS Massachusetts Investors Growth Stock Portfolio I Class	05	2003	4.4982	5.4726	915,057
MFS Massachusetts Investors Growth Stock Portfolio I Class	05	2002	6.3414	4.4982	1,006,081
MFS Massachusetts Investors Growth Stock Portfolio I Class	05	2001	8.5642	6.3414	1,304,066
MFS Massachusetts Investors Growth Stock Portfolio I Class	05	2000	10.0000	8.5642	0

MFS Massachusetts Investors Growth Stock Portfolio I Class	06	2008	7.0250	4.3419	182,795
MFS Massachusetts Investors Growth Stock Portfolio I Class	06	2007	6.3985	7.0250	238,646
MFS Massachusetts Investors Growth Stock Portfolio I Class	06	2006	6.0363	6.3985	259,027
MFS Massachusetts Investors Growth Stock Portfolio I Class	06	2005	5.8742	6.0363	287,378
MFS Massachusetts Investors Growth Stock Portfolio I Class	06	2004	5.4438	5.8742	304,007
MFS Massachusetts Investors Growth Stock Portfolio I Class	06	2003	4.4814	5.4438	347,611
MFS Massachusetts Investors Growth Stock Portfolio I Class	06	2002	6.3273	4.4814	371,780
MFS Massachusetts Investors Growth Stock Portfolio I Class	06	2001	8.5583	6.3273	430,921
MFS Massachusetts Investors Growth Stock Portfolio I Class	06	2000	10.0000	8.5583	0

MFS Massachusetts Investors Growth Stock Portfolio S Class	01	2008	11.0729	6.8674	0
MFS Massachusetts Investors Growth Stock Portfolio S Class	01	2007	10.0529	11.0729	0
MFS Massachusetts Investors Growth Stock Portfolio S Class	01	2006	9.4532	10.0529	0
MFS Massachusetts Investors Growth Stock Portfolio S Class	01	2005	9.1675	9.4532	24,665
MFS Massachusetts Investors Growth Stock Portfolio S Class	01	2004	8.4680	9.1675	24,928
MFS Massachusetts Investors Growth Stock Portfolio S Class	01	2003	6.9628	8.4680	24,693
MFS Massachusetts Investors Growth Stock Portfolio S Class	01	2002	9.7841	6.9628	31,958
MFS Massachusetts Investors Growth Stock Portfolio S Class	01	2001	10.0000	9.7841	0

MFS Massachusetts Investors Growth Stock Portfolio S Class	02	2008	10.9667	6.7911	89,651
MFS Massachusetts Investors Growth Stock Portfolio S Class	02	2007	9.9717	10.9667	94,233
MFS Massachusetts Investors Growth Stock Portfolio S Class	02	2006	9.3910	9.9717	107,654
MFS Massachusetts Investors Growth Stock Portfolio S Class	02	2005	9.1210	9.3910	127,363
MFS Massachusetts Investors Growth Stock Portfolio S Class	02	2004	8.4379	9.1210	144,015
MFS Massachusetts Investors Growth Stock Portfolio S Class	02	2003	6.9485	8.4379	159,073
MFS Massachusetts Investors Growth Stock Portfolio S Class	02	2002	9.7790	6.9485	142,183
MFS Massachusetts Investors Growth Stock Portfolio S Class	02	2001	10.0000	9.7790	65,311

MFS Massachusetts Investors Growth Stock Portfolio S Class	03	2008	10.8965	6.7408	15,155
MFS Massachusetts Investors Growth Stock Portfolio S Class	03	2007	9.9180	10.8965	16,295
MFS Massachusetts Investors Growth Stock Portfolio S Class	03	2006	9.3499	9.9180	17,252
MFS Massachusetts Investors Growth Stock Portfolio S Class	03	2005	9.0902	9.3499	0
MFS Massachusetts Investors Growth Stock Portfolio S Class	03	2004	8.4179	9.0902	0
MFS Massachusetts Investors Growth Stock Portfolio S Class	03	2003	6.9391	8.4179	0
MFS Massachusetts Investors Growth Stock Portfolio S Class	03	2002	9.7756	6.9391	0
MFS Massachusetts Investors Growth Stock Portfolio S Class	03	2001	10.0000	9.7756	0

MFS Massachusetts Investors Growth Stock Portfolio S Class	04	2008	10.8615	6.7157	55,268
MFS Massachusetts Investors Growth Stock Portfolio S Class	04	2007	9.8911	10.8615	69,734
MFS Massachusetts Investors Growth Stock Portfolio S Class	04	2006	9.3293	9.8911	81,422
MFS Massachusetts Investors Growth Stock Portfolio S Class	04	2005	9.0747	9.3293	97,099
MFS Massachusetts Investors Growth Stock Portfolio S Class	04	2004	8.4079	9.0747	111,988
MFS Massachusetts Investors Growth Stock Portfolio S Class	04	2003	6.9343	8.4079	121,456
MFS Massachusetts Investors Growth Stock Portfolio S Class	04	2002	9.7738	6.9343	119,889
MFS Massachusetts Investors Growth Stock Portfolio S Class	04	2001	10.0000	9.7738	33,764

MFS Massachusetts Investors Growth Stock Portfolio S Class	05	2008	10.7917	6.6658	70,232
MFS Massachusetts Investors Growth Stock Portfolio S Class	05	2007	9.8376	10.7917	89,835
MFS Massachusetts Investors Growth Stock Portfolio S Class	05	2006	9.2882	9.8376	103,379
MFS Massachusetts Investors Growth Stock Portfolio S Class	05	2005	9.0439	9.2882	93,054
MFS Massachusetts Investors Growth Stock Portfolio S Class	05	2004	8.3879	9.0439	100,573
MFS Massachusetts Investors Growth Stock Portfolio S Class	05	2003	6.9248	8.3879	108,571
MFS Massachusetts Investors Growth Stock Portfolio S Class	05	2002	9.7704	6.9248	95,787
MFS Massachusetts Investors Growth Stock Portfolio S Class	05	2001	10.0000	9.7704	24,799

MFS Massachusetts Investors Growth Stock Portfolio S Class	06	2008	10.6879	6.5916	138,743
MFS Massachusetts Investors Growth Stock Portfolio S Class	06	2007	9.7579	10.6879	160,473
MFS Massachusetts Investors Growth Stock Portfolio S Class	06	2006	9.2270	9.7579	175,076
MFS Massachusetts Investors Growth Stock Portfolio S Class	06	2005	8.9979	9.2270	197,475
MFS Massachusetts Investors Growth Stock Portfolio S Class	06	2004	8.3579	8.9979	210,928
MFS Massachusetts Investors Growth Stock Portfolio S Class	06	2003	6.9106	8.3579	231,830
MFS Massachusetts Investors Growth Stock Portfolio S Class	06	2002	9.7653	6.9106	237,736
MFS Massachusetts Investors Growth Stock Portfolio S Class	06	2001	10.0000	9.7653	73,389

MFS New Discovery Portfolio I Class	01	2008	8.9844	5.3745	0
MFS New Discovery Portfolio I Class	01	2007	8.8492	8.9844	0
MFS New Discovery Portfolio I Class	01	2006	7.8981	8.8492	0
MFS New Discovery Portfolio I Class	01	2005	7.5829	7.8981	0
MFS New Discovery Portfolio I Class	01	2004	7.1262	7.5829	15,575
MFS New Discovery Portfolio I Class	01	2003	5.3205	7.1262	21,066
MFS New Discovery Portfolio I Class	01	2002	8.0768	5.3205	15,575
MFS New Discovery Portfolio I Class	01	2001	8.5985	8.0768	15,575
MFS New Discovery Portfolio I Class	01	2000	10.0000	8.5985	0

MFS New Discovery Portfolio I Class	02	2008	8.8831	5.3058	162,888
MFS New Discovery Portfolio I Class	02	2007	8.7628	8.8831	269,103
MFS New Discovery Portfolio I Class	02	2006	7.8329	8.7628	317,077
MFS New Discovery Portfolio I Class	02	2005	7.5317	7.8329	353,005
MFS New Discovery Portfolio I Class	02	2004	7.0888	7.5317	422,773
MFS New Discovery Portfolio I Class	02	2003	5.3007	7.0888	443,077
MFS New Discovery Portfolio I Class	02	2002	8.0589	5.3007	500,035
MFS New Discovery Portfolio I Class	02	2001	8.5926	8.0589	287,902
MFS New Discovery Portfolio I Class	02	2000	10.0000	8.5926	0

MFS New Discovery Portfolio I Class	03	2008	8.8163	5.2606	0
MFS New Discovery Portfolio I Class	03	2007	8.7058	8.8163	54,087
MFS New Discovery Portfolio I Class	03	2006	7.7897	8.7058	84,712
MFS New Discovery Portfolio I Class	03	2005	7.4977	7.7897	88,080
MFS New Discovery Portfolio I Class	03	2004	7.0641	7.4977	77,423
MFS New Discovery Portfolio I Class	03	2003	5.2875	7.0641	74,001
MFS New Discovery Portfolio I Class	03	2002	8.0470	5.2875	74,134
MFS New Discovery Portfolio I Class	03	2001	8.5886	8.0470	74,267
MFS New Discovery Portfolio I Class	03	2000	10.0000	8.5886	0

MFS New Discovery Portfolio I Class	04	2008	8.7830	5.2380	261,199
MFS New Discovery Portfolio I Class	04	2007	8.6773	8.7830	345,349
MFS New Discovery Portfolio I Class	04	2006	7.7682	8.6773	395,163
MFS New Discovery Portfolio I Class	04	2005	7.4808	7.7682	435,124
MFS New Discovery Portfolio I Class	04	2004	7.0517	7.4808	479,125
MFS New Discovery Portfolio I Class	04	2003	5.2809	7.0517	530,405
MFS New Discovery Portfolio I Class	04	2002	8.0411	5.2809	535,192
MFS New Discovery Portfolio I Class	04	2001	8.5867	8.0411	317,108
MFS New Discovery Portfolio I Class	04	2000	10.0000	8.5867	0

MFS New Discovery Portfolio I Class	05	2008	8.7167	5.1932	379,299
MFS New Discovery Portfolio I Class	05	2007	8.6206	8.7167	463,590
MFS New Discovery Portfolio I Class	05	2006	7.7253	8.6206	533,938
MFS New Discovery Portfolio I Class	05	2005	7.4470	7.7253	600,514
MFS New Discovery Portfolio I Class	05	2004	7.0270	7.4470	680,445
MFS New Discovery Portfolio I Class	05	2003	5.2677	7.0270	693,381
MFS New Discovery Portfolio I Class	05	2002	8.0292	5.2677	699,564
MFS New Discovery Portfolio I Class	05	2001	8.5827	8.0292	520,696
MFS New Discovery Portfolio I Class	05	2000	10.0000	8.5827	0

MFS New Discovery Portfolio I Class	06	2008	8.6182	5.1266	231,398
MFS New Discovery Portfolio I Class	06	2007	8.5363	8.6182	314,933
MFS New Discovery Portfolio I Class	06	2006	7.6613	8.5363	330,716
MFS New Discovery Portfolio I Class	06	2005	7.3965	7.6613	344,922
MFS New Discovery Portfolio I Class	06	2004	6.9900	7.3965	381,201
MFS New Discovery Portfolio I Class	06	2003	5.2480	6.9900	386,334
MFS New Discovery Portfolio I Class	06	2002	8.0113	5.2480	381,116
MFS New Discovery Portfolio I Class	06	2001	8.5768	8.0113	262,121
MFS New Discovery Portfolio I Class	06	2000	10.0000	8.5768	0

MFS New Discovery Portfolio S Class	01	2008	11.3041	6.7406	0
MFS New Discovery Portfolio S Class	01	2007	11.1646	11.3041	0
MFS New Discovery Portfolio S Class	01	2006	9.9889	11.1646	0
MFS New Discovery Portfolio S Class	01	2005	9.6131	9.9889	15,616
MFS New Discovery Portfolio S Class	01	2004	9.0568	9.6131	15,905
MFS New Discovery Portfolio S Class	01	2003	6.7759	9.0568	15,471
MFS New Discovery Portfolio S Class	01	2002	10.3171	6.7759	8,310
MFS New Discovery Portfolio S Class	01	2001	10.0000	10.3171	0

MFS New Discovery Portfolio S Class	02	2008	11.1956	6.6657	235,875
MFS New Discovery Portfolio S Class	02	2007	11.0744	11.1956	255,170
MFS New Discovery Portfolio S Class	02	2006	9.9232	11.0744	297,349
MFS New Discovery Portfolio S Class	02	2005	9.5643	9.9232	360,556
MFS New Discovery Portfolio S Class	02	2004	9.0246	9.5643	402,435
MFS New Discovery Portfolio S Class	02	2003	6.7620	9.0246	411,586
MFS New Discovery Portfolio S Class	02	2002	10.3117	6.7620	305,373
MFS New Discovery Portfolio S Class	02	2001	10.0000	10.3117	38,803

MFS New Discovery Portfolio S Class	03	2008	11.1240	6.6164	16,227
MFS New Discovery Portfolio S Class	03	2007	11.0147	11.1240	38,781
MFS New Discovery Portfolio S Class	03	2006	9.8797	11.0147	37,058
MFS New Discovery Portfolio S Class	03	2005	9.5319	9.8797	25,330
MFS New Discovery Portfolio S Class	03	2004	9.0032	9.5319	33,066
MFS New Discovery Portfolio S Class	03	2003	6.7528	9.0032	32,200
MFS New Discovery Portfolio S Class	03	2002	10.3081	6.7528	28,158
MFS New Discovery Portfolio S Class	03	2001	10.0000	10.3081	0

MFS New Discovery Portfolio S Class	04	2008	11.0882	6.5917	167,813
MFS New Discovery Portfolio S Class	04	2007	10.9849	11.0882	202,981
MFS New Discovery Portfolio S Class	04	2006	9.8579	10.9849	231,998
MFS New Discovery Portfolio S Class	04	2005	9.5158	9.8579	251,798
MFS New Discovery Portfolio S Class	04	2004	8.9925	9.5158	289,832
MFS New Discovery Portfolio S Class	04	2003	6.7482	8.9925	288,784
MFS New Discovery Portfolio S Class	04	2002	10.3063	6.7482	232,437
MFS New Discovery Portfolio S Class	04	2001	10.0000	10.3063	34,845

MFS New Discovery Portfolio S Class	05	2008	11.0170	6.5427	207,248
MFS New Discovery Portfolio S Class	05	2007	10.9255	11.0170	230,577
MFS New Discovery Portfolio S Class	05	2006	9.8145	10.9255	287,415
MFS New Discovery Portfolio S Class	05	2005	9.4835	9.8145	290,367
MFS New Discovery Portfolio S Class	05	2004	8.9711	9.4835	325,297
MFS New Discovery Portfolio S Class	05	2003	6.7389	8.9711	300,630
MFS New Discovery Portfolio S Class	05	2002	10.3026	6.7389	230,445
MFS New Discovery Portfolio S Class	05	2001	10.0000	10.3026	20,876

MFS New Discovery Portfolio S Class	06	2008	10.9110	6.4699	363,556
MFS New Discovery Portfolio S Class	06	2007	10.8370	10.9110	382,682
MFS New Discovery Portfolio S Class	06	2006	9.7498	10.8370	401,354
MFS New Discovery Portfolio S Class	06	2005	9.4352	9.7498	438,797
MFS New Discovery Portfolio S Class	06	2004	8.9391	9.4352	494,826
MFS New Discovery Portfolio S Class	06	2003	6.7251	8.9391	483,811
MFS New Discovery Portfolio S Class	06	2002	10.2972	6.7251	415,023
MFS New Discovery Portfolio S Class	06	2001	10.0000	10.2972	60,891

MFS Total Return Portfolio I Class	01	2008	15.5500	12.0766	0
MFS Total Return Portfolio I Class	01	2007	15.0573	15.5500	0
MFS Total Return Portfolio I Class	01	2006	13.5525	15.0573	0
MFS Total Return Portfolio I Class	01	2005	13.2874	13.5525	0
MFS Total Return Portfolio I Class	01	2004	12.0407	13.2874	0
MFS Total Return Portfolio I Class	01	2003	10.3818	12.0407	24,121
MFS Total Return Portfolio I Class	01	2002	11.1223	10.3818	40,252
MFS Total Return Portfolio I Class	01	2001	11.1781	11.1223	26,038
MFS Total Return Portfolio I Class	01	2000	10.0000	11.1781	0

MFS Total Return Portfolio I Class	02	2008	15.3749	11.9224	144,129
MFS Total Return Portfolio I Class	02	2007	14.9104	15.3749	225,276
MFS Total Return Portfolio I Class	02	2006	13.4407	14.9104	243,283
MFS Total Return Portfolio I Class	02	2005	13.1977	13.4407	285,142
MFS Total Return Portfolio I Class	02	2004	11.9777	13.1977	317,043
MFS Total Return Portfolio I Class	02	2003	10.3431	11.9777	338,639
MFS Total Return Portfolio I Class	02	2002	11.0977	10.3431	405,747
MFS Total Return Portfolio I Class	02	2001	11.1704	11.0977	354,900
MFS Total Return Portfolio I Class	02	2000	10.0000	11.1704	0

MFS Total Return Portfolio I Class	03	2008	15.2594	11.8208	0
MFS Total Return Portfolio I Class	03	2007	14.8134	15.2594	0
MFS Total Return Portfolio I Class	03	2006	13.3668	14.8134	0
MFS Total Return Portfolio I Class	03	2005	13.1383	13.3668	0
MFS Total Return Portfolio I Class	03	2004	11.9359	13.1383	0
MFS Total Return Portfolio I Class	03	2003	10.3174	11.9359	8,272
MFS Total Return Portfolio I Class	03	2002	11.0814	10.3174	0
MFS Total Return Portfolio I Class	03	2001	11.1653	11.0814	21,495
MFS Total Return Portfolio I Class	03	2000	10.0000	11.1653	0

MFS Total Return Portfolio I Class	04	2008	15.2018	11.7702	152,079
MFS Total Return Portfolio I Class	04	2007	14.7650	15.2018	225,079
MFS Total Return Portfolio I Class	04	2006	13.3298	14.7650	258,704
MFS Total Return Portfolio I Class	04	2005	13.1086	13.3298	265,235
MFS Total Return Portfolio I Class	04	2004	11.9150	13.1086	295,636
MFS Total Return Portfolio I Class	04	2003	10.3046	11.9150	352,777
MFS Total Return Portfolio I Class	04	2002	11.0732	10.3046	376,093
MFS Total Return Portfolio I Class	04	2001	11.1628	11.0732	340,045
MFS Total Return Portfolio I Class	04	2000	10.0000	11.1628	0

MFS Total Return Portfolio I Class	05	2008	15.0871	11.6696	253,386
MFS Total Return Portfolio I Class	05	2007	14.6687	15.0871	413,551
MFS Total Return Portfolio I Class	05	2006	13.2562	14.6687	611,070
MFS Total Return Portfolio I Class	05	2005	13.0494	13.2562	625,765
MFS Total Return Portfolio I Class	05	2004	11.8733	13.0494	672,157
MFS Total Return Portfolio I Class	05	2003	10.2789	11.8733	731,554
MFS Total Return Portfolio I Class	05	2002	11.0568	10.2789	750,533
MFS Total Return Portfolio I Class	05	2001	11.1576	11.0568	608,470
MFS Total Return Portfolio I Class	05	2000	10.0000	11.1576	0

MFS Total Return Portfolio I Class	06	2008	14.9168	11.5202	71,913
MFS Total Return Portfolio I Class	06	2007	14.5253	14.9168	98,145
MFS Total Return Portfolio I Class	06	2006	13.1466	14.5253	137,559
MFS Total Return Portfolio I Class	06	2005	12.9612	13.1466	157,996
MFS Total Return Portfolio I Class	06	2004	11.8110	12.9612	148,255
MFS Total Return Portfolio I Class	06	2003	10.2405	11.8110	185,846
MFS Total Return Portfolio I Class	06	2002	11.0323	10.2405	193,756
MFS Total Return Portfolio I Class	06	2001	11.1500	11.0323	156,761
MFS Total Return Portfolio I Class	06	2000	10.0000	11.1500	0

MFS Total Return Portfolio S Class	01	2008	13.7450	10.6490	0
MFS Total Return Portfolio S Class	01	2007	13.3410	13.7450	0
MFS Total Return Portfolio S Class	01	2006	12.0415	13.3410	0
MFS Total Return Portfolio S Class	01	2005	11.8301	12.0415	0
MFS Total Return Portfolio S Class	01	2004	10.7517	11.8301	0
MFS Total Return Portfolio S Class	01	2003	9.2956	10.7517	41,515
MFS Total Return Portfolio S Class	01	2002	9.9765	9.2956	39,879
MFS Total Return Portfolio S Class	01	2001	10.0000	9.9765	0

MFS Total Return Portfolio S Class	02	2008	13.6131	10.5307	194,348
MFS Total Return Portfolio S Class	02	2007	13.2332	13.6131	285,119
MFS Total Return Portfolio S Class	02	2006	11.9623	13.2332	307,716
MFS Total Return Portfolio S Class	02	2005	11.7701	11.9623	377,281
MFS Total Return Portfolio S Class	02	2004	10.7135	11.7701	348,135
MFS Total Return Portfolio S Class	02	2003	9.2766	10.7135	391,421
MFS Total Return Portfolio S Class	02	2002	9.9713	9.2766	443,617
MFS Total Return Portfolio S Class	02	2001	10.0000	9.9713	113,661

MFS Total Return Portfolio S Class	03	2008	13.5261	10.4528	0
MFS Total Return Portfolio S Class	03	2007	13.1620	13.5261	0
MFS Total Return Portfolio S Class	03	2006	11.9099	13.1620	0
MFS Total Return Portfolio S Class	03	2005	11.7303	11.9099	17,894
MFS Total Return Portfolio S Class	03	2004	10.6881	11.7303	18,999
MFS Total Return Portfolio S Class	03	2003	9.2640	10.6881	20,171
MFS Total Return Portfolio S Class	03	2002	9.9678	9.2640	21,498
MFS Total Return Portfolio S Class	03	2001	10.0000	9.9678	0

MFS Total Return Portfolio S Class	04	2008	13.4826	10.4139	260,050
MFS Total Return Portfolio S Class	04	2007	13.1263	13.4826	325,396
MFS Total Return Portfolio S Class	04	2006	11.8836	13.1263	337,085
MFS Total Return Portfolio S Class	04	2005	11.7104	11.8836	387,980
MFS Total Return Portfolio S Class	04	2004	10.6754	11.7104	426,906
MFS Total Return Portfolio S Class	04	2003	9.2577	10.6754	433,931
MFS Total Return Portfolio S Class	04	2002	9.9661	9.2577	388,787
MFS Total Return Portfolio S Class	04	2001	10.0000	9.9661	131,010

MFS Total Return Portfolio S Class	05	2008	13.3960	10.3364	250,288
MFS Total Return Portfolio S Class	05	2007	13.0554	13.3960	294,771
MFS Total Return Portfolio S Class	05	2006	11.8313	13.0554	267,746
MFS Total Return Portfolio S Class	05	2005	11.6707	11.8313	280,839
MFS Total Return Portfolio S Class	05	2004	10.6500	11.6707	275,428
MFS Total Return Portfolio S Class	05	2003	9.2451	10.6500	304,716
MFS Total Return Portfolio S Class	05	2002	9.9626	9.2451	304,687
MFS Total Return Portfolio S Class	05	2001	10.0000	9.9626	88,165

MFS Total Return Portfolio S Class	06	2008	13.2672	10.2214	332,069
MFS Total Return Portfolio S Class	06	2007	12.9496	13.2672	424,163
MFS Total Return Portfolio S Class	06	2006	11.7533	12.9496	451,206
MFS Total Return Portfolio S Class	06	2005	11.6114	11.7533	481,874
MFS Total Return Portfolio S Class	06	2004	10.6121	11.6114	508,506
MFS Total Return Portfolio S Class	06	2003	9.2261	10.6121	521,595
MFS Total Return Portfolio S Class	06	2002	9.9573	9.2261	491,799
MFS Total Return Portfolio S Class	06	2001	10.0000	9.9573	121,906

MFS Utilities Portfolio I Class	01	2008	18.4628	11.5033	0
MFS Utilities Portfolio I Class	01	2007	14.5049	18.4628	0
MFS Utilities Portfolio I Class	01	2006	11.0755	14.5049	0
MFS Utilities Portfolio I Class	01	2005	9.5377	11.0755	0
MFS Utilities Portfolio I Class	01	2004	7.3898	9.5377	0
MFS Utilities Portfolio I Class	01	2003	5.4781	7.3898	0
MFS Utilities Portfolio I Class	01	2002	7.2668	5.4781	0
MFS Utilities Portfolio I Class	01	2001	9.6985	7.2668	0
MFS Utilities Portfolio I Class	01	2000	10.0000	9.6985	0

MFS Utilities Portfolio I Class	02	2008	18.2549	11.3564	74,008
MFS Utilities Portfolio I Class	02	2007	14.3634	18.2549	108,706
MFS Utilities Portfolio I Class	02	2006	10.9841	14.3634	117,826
MFS Utilities Portfolio I Class	02	2005	9.4733	10.9841	143,550
MFS Utilities Portfolio I Class	02	2004	7.3510	9.4733	150,805
MFS Utilities Portfolio I Class	02	2003	5.4577	7.3510	181,859
MFS Utilities Portfolio I Class	02	2002	7.2507	5.4577	171,362
MFS Utilities Portfolio I Class	02	2001	9.6918	7.2507	251,743
MFS Utilities Portfolio I Class	02	2000	10.0000	9.6918	0

MFS Utilities Portfolio I Class	03	2008	18.1177	11.2597	0
MFS Utilities Portfolio I Class	03	2007	14.2700	18.1177	23,829
MFS Utilities Portfolio I Class	03	2006	10.9236	14.2700	23,829
MFS Utilities Portfolio I Class	03	2005	9.4307	10.9236	23,829
MFS Utilities Portfolio I Class	03	2004	7.3254	9.4307	23,829
MFS Utilities Portfolio I Class	03	2003	5.4441	7.3254	23,829
MFS Utilities Portfolio I Class	03	2002	7.2400	5.4441	23,829
MFS Utilities Portfolio I Class	03	2001	9.6874	7.2400	51,498
MFS Utilities Portfolio I Class	03	2000	10.0000	9.6874	0

MFS Utilities Portfolio I Class	04	2008	18.0493	11.2114	116,141
MFS Utilities Portfolio I Class	04	2007	14.2233	18.0493	159,968
MFS Utilities Portfolio I Class	04	2006	10.8934	14.2233	191,331
MFS Utilities Portfolio I Class	04	2005	9.4094	10.8934	226,392
MFS Utilities Portfolio I Class	04	2004	7.3125	9.4094	262,865
MFS Utilities Portfolio I Class	04	2003	5.4373	7.3125	300,753
MFS Utilities Portfolio I Class	04	2002	7.2347	5.4373	331,405
MFS Utilities Portfolio I Class	04	2001	9.6852	7.2347	467,748
MFS Utilities Portfolio I Class	04	2000	10.0000	9.6852	0

MFS Utilities Portfolio I Class	05	2008	17.9132	11.1155	163,663
MFS Utilities Portfolio I Class	05	2007	14.1305	17.9132	272,038
MFS Utilities Portfolio I Class	05	2006	10.8333	14.1305	270,575
MFS Utilities Portfolio I Class	05	2005	9.3668	10.8333	279,094
MFS Utilities Portfolio I Class	05	2004	7.2869	9.3668	344,484
MFS Utilities Portfolio I Class	05	2003	5.4238	7.2869	340,193
MFS Utilities Portfolio I Class	05	2002	7.2240	5.4238	378,852
MFS Utilities Portfolio I Class	05	2001	9.6807	7.2240	607,648
MFS Utilities Portfolio I Class	05	2000	10.0000	9.6807	0

MFS Utilities Portfolio I Class	06	2008	17.7111	10.9733	75,977
MFS Utilities Portfolio I Class	06	2007	13.9924	17.7111	92,166
MFS Utilities Portfolio I Class	06	2006	10.7437	13.9924	146,783
MFS Utilities Portfolio I Class	06	2005	9.3035	10.7437	159,090
MFS Utilities Portfolio I Class	06	2004	7.2487	9.3035	172,611
MFS Utilities Portfolio I Class	06	2003	5.4035	7.2487	206,340
MFS Utilities Portfolio I Class	06	2002	7.2080	5.4035	206,402
MFS Utilities Portfolio I Class	06	2001	9.6741	7.2080	225,694
MFS Utilities Portfolio I Class	06	2000	10.0000	9.6741	0

MFS Utilities Portfolio S Class	01	2008	22.3515	13.8837	6,193
MFS Utilities Portfolio S Class	01	2007	17.6005	22.3515	0
MFS Utilities Portfolio S Class	01	2006	13.4719	17.6005	0
MFS Utilities Portfolio S Class	01	2005	11.6332	13.4719	0
MFS Utilities Portfolio S Class	01	2004	9.0382	11.6332	0
MFS Utilities Portfolio S Class	01	2003	6.7113	9.0382	0
MFS Utilities Portfolio S Class	01	2002	8.9376	6.7113	0
MFS Utilities Portfolio S Class	01	2001	10.0000	8.9376	0

MFS Utilities Portfolio S Class	02	2008	22.1371	13.7296	59,590
MFS Utilities Portfolio S Class	02	2007	17.4583	22.1371	72,468
MFS Utilities Portfolio S Class	02	2006	13.3833	17.4583	81,409
MFS Utilities Portfolio S Class	02	2005	11.5742	13.3833	113,896
MFS Utilities Portfolio S Class	02	2004	9.0060	11.5742	128,426
MFS Utilities Portfolio S Class	02	2003	6.6976	9.0060	128,773
MFS Utilities Portfolio S Class	02	2002	8.9329	6.6976	48,119
MFS Utilities Portfolio S Class	02	2001	10.0000	8.9329	29,888

MFS Utilities Portfolio S Class	03	2008	21.9955	13.6279	0
MFS Utilities Portfolio S Class	03	2007	17.3642	21.9955	0
MFS Utilities Portfolio S Class	03	2006	13.3246	17.3642	0
MFS Utilities Portfolio S Class	03	2005	11.5350	13.3246	0
MFS Utilities Portfolio S Class	03	2004	8.9846	11.5350	0
MFS Utilities Portfolio S Class	03	2003	6.6885	8.9846	0
MFS Utilities Portfolio S Class	03	2002	8.9298	6.6885	0
MFS Utilities Portfolio S Class	03	2001	10.0000	8.9298	0

MFS Utilities Portfolio S Class	04	2008	21.9249	13.5772	98,051
MFS Utilities Portfolio S Class	04	2007	17.3172	21.9249	111,382
MFS Utilities Portfolio S Class	04	2006	13.2953	17.3172	109,008
MFS Utilities Portfolio S Class	04	2005	11.5155	13.2953	108,406
MFS Utilities Portfolio S Class	04	2004	8.9740	11.5155	121,409
MFS Utilities Portfolio S Class	04	2003	6.6839	8.9740	126,739
MFS Utilities Portfolio S Class	04	2002	8.9282	6.6839	99,241
MFS Utilities Portfolio S Class	04	2001	10.0000	8.9282	74,788

MFS Utilities Portfolio S Class	05	2008	21.7842	13.4763	25,823
MFS Utilities Portfolio S Class	05	2007	17.2237	21.7842	26,770
MFS Utilities Portfolio S Class	05	2006	13.2369	17.2237	38,592
MFS Utilities Portfolio S Class	05	2005	11.4764	13.2369	42,273
MFS Utilities Portfolio S Class	05	2004	8.9526	11.4764	42,850
MFS Utilities Portfolio S Class	05	2003	6.6748	8.9526	41,862
MFS Utilities Portfolio S Class	05	2002	8.9251	6.6748	48,006
MFS Utilities Portfolio S Class	05	2001	10.0000	8.9251	15,720

MFS Utilities Portfolio S Class	06	2008	21.5747	13.3263	88,077
MFS Utilities Portfolio S Class	06	2007	17.0842	21.5747	116,461
MFS Utilities Portfolio S Class	06	2006	13.1496	17.0842	126,559
MFS Utilities Portfolio S Class	06	2005	11.4181	13.1496	126,365
MFS Utilities Portfolio S Class	06	2004	8.9207	11.4181	133,158
MFS Utilities Portfolio S Class	06	2003	6.6611	8.9207	159,495
MFS Utilities Portfolio S Class	06	2002	8.9204	6.6611	118,280
MFS Utilities Portfolio S Class	06	2001	10.0000	8.9204	59,417

PIMCO Emerging Markets Bond Portfolio	01	2008	20.9395	17.7040	2,793
PIMCO Emerging Markets Bond Portfolio	01	2007	19.9884	20.9395	2,793
PIMCO Emerging Markets Bond Portfolio	01	2006	18.4759	19.9884	2,793
PIMCO Emerging Markets Bond Portfolio	01	2005	16.8454	18.4759	2,793
PIMCO Emerging Markets Bond Portfolio	01	2004	15.1762	16.8454	0
PIMCO Emerging Markets Bond Portfolio	01	2003	11.6405	15.1762	2,573
PIMCO Emerging Markets Bond Portfolio	01	2002	10.0000	11.6405	0

PIMCO Emerging Markets Bond Portfolio	02	2008	20.7732	17.5366	129,497
PIMCO Emerging Markets Bond Portfolio	02	2007	19.8599	20.7732	184,718
PIMCO Emerging Markets Bond Portfolio	02	2006	18.3849	19.8599	217,643
PIMCO Emerging Markets Bond Portfolio	02	2005	16.7879	18.3849	266,168
PIMCO Emerging Markets Bond Portfolio	02	2004	15.1474	16.7879	267,370
PIMCO Emerging Markets Bond Portfolio	02	2003	11.6361	15.1474	271,202
PIMCO Emerging Markets Bond Portfolio	02	2002	10.0000	11.6361	260,288

PIMCO Emerging Markets Bond Portfolio	03	2008	20.6632	17.4261	3,896
PIMCO Emerging Markets Bond Portfolio	03	2007	19.7748	20.6632	19,261
PIMCO Emerging Markets Bond Portfolio	03	2006	18.3246	19.7748	19,445
PIMCO Emerging Markets Bond Portfolio	03	2005	16.7497	18.3246	14,592
PIMCO Emerging Markets Bond Portfolio	03	2004	15.1283	16.7497	10,804
PIMCO Emerging Markets Bond Portfolio	03	2003	11.6331	15.1283	9,564
PIMCO Emerging Markets Bond Portfolio	03	2002	10.0000	11.6331	16,207

PIMCO Emerging Markets Bond Portfolio	04	2008	20.6082	17.3708	122,411
PIMCO Emerging Markets Bond Portfolio	04	2007	19.7322	20.6082	190,277
PIMCO Emerging Markets Bond Portfolio	04	2006	18.2944	19.7322	227,078
PIMCO Emerging Markets Bond Portfolio	04	2005	16.7306	18.2944	233,652
PIMCO Emerging Markets Bond Portfolio	04	2004	15.1187	16.7306	221,898
PIMCO Emerging Markets Bond Portfolio	04	2003	11.6316	15.1187	222,245
PIMCO Emerging Markets Bond Portfolio	04	2002	10.0000	11.6316	237,851

PIMCO Emerging Markets Bond Portfolio	05	2008	20.4986	17.2609	162,993
PIMCO Emerging Markets Bond Portfolio	05	2007	19.6474	20.4986	244,682
PIMCO Emerging Markets Bond Portfolio	05	2006	18.2342	19.6474	278,656
PIMCO Emerging Markets Bond Portfolio	05	2005	16.6923	18.2342	276,902
PIMCO Emerging Markets Bond Portfolio	05	2004	15.0995	16.6923	283,635
PIMCO Emerging Markets Bond Portfolio	05	2003	11.6287	15.0995	278,531
PIMCO Emerging Markets Bond Portfolio	05	2002	10.0000	11.6287	309,006

PIMCO Emerging Markets Bond Portfolio	06	2008	20.3354	17.0973	144,906
PIMCO Emerging Markets Bond Portfolio	06	2007	19.5208	20.3354	225,177
PIMCO Emerging Markets Bond Portfolio	06	2006	18.1442	19.5208	242,962
PIMCO Emerging Markets Bond Portfolio	06	2005	16.6352	18.1442	247,941
PIMCO Emerging Markets Bond Portfolio	06	2004	15.0708	16.6352	255,742
PIMCO Emerging Markets Bond Portfolio	06	2003	11.6242	15.0708	237,897
PIMCO Emerging Markets Bond Portfolio	06	2002	10.0000	11.6242	270,125

PIMCO High Yield Portfolio	01	2008	16.3326	12.3624	0
PIMCO High Yield Portfolio	01	2007	15.9387	16.3326	0
PIMCO High Yield Portfolio	01	2006	14.7557	15.9387	0
PIMCO High Yield Portfolio	01	2005	14.3138	14.7557	0
PIMCO High Yield Portfolio	01	2004	13.1967	14.3138	0
PIMCO High Yield Portfolio	01	2003	10.8453	13.1967	3,597
PIMCO High Yield Portfolio	01	2002	10.0000	10.8453	0

PIMCO High Yield Portfolio	02	2008	16.2028	12.2456	218,637
PIMCO High Yield Portfolio	02	2007	15.8362	16.2028	308,688
PIMCO High Yield Portfolio	02	2006	14.6830	15.8362	347,997
PIMCO High Yield Portfolio	02	2005	14.2649	14.6830	391,058
PIMCO High Yield Portfolio	02	2004	13.1716	14.2649	382,101
PIMCO High Yield Portfolio	02	2003	10.8412	13.1716	379,079
PIMCO High Yield Portfolio	02	2002	10.0000	10.8412	262,810

PIMCO High Yield Portfolio	03	2008	16.1170	12.1683	11,449
PIMCO High Yield Portfolio	03	2007	15.7683	16.1170	43,117
PIMCO High Yield Portfolio	03	2006	14.6348	15.7683	42,971
PIMCO High Yield Portfolio	03	2005	14.2324	14.6348	31,261
PIMCO High Yield Portfolio	03	2004	13.1550	14.2324	43,915
PIMCO High Yield Portfolio	03	2003	10.8384	13.1550	42,000
PIMCO High Yield Portfolio	03	2002	10.0000	10.8384	19,016

PIMCO High Yield Portfolio	04	2008	16.0741	12.1298	219,417
PIMCO High Yield Portfolio	04	2007	15.7344	16.0741	311,596
PIMCO High Yield Portfolio	04	2006	14.6107	15.7344	354,817
PIMCO High Yield Portfolio	04	2005	14.2161	14.6107	360,903
PIMCO High Yield Portfolio	04	2004	13.1466	14.2161	337,137
PIMCO High Yield Portfolio	04	2003	10.8370	13.1466	331,900
PIMCO High Yield Portfolio	04	2002	10.0000	10.8370	232,740

PIMCO High Yield Portfolio	05	2008	15.9887	12.0530	309,171
PIMCO High Yield Portfolio	05	2007	15.6667	15.9887	408,493
PIMCO High Yield Portfolio	05	2006	14.5626	15.6667	454,692
PIMCO High Yield Portfolio	05	2005	14.1837	14.5626	457,978
PIMCO High Yield Portfolio	05	2004	13.1299	14.1837	442,424
PIMCO High Yield Portfolio	05	2003	10.8343	13.1299	426,056
PIMCO High Yield Portfolio	05	2002	10.0000	10.8343	313,993

PIMCO High Yield Portfolio	06	2008	15.8613	11.9388	284,509
PIMCO High Yield Portfolio	06	2007	15.5658	15.8613	381,440
PIMCO High Yield Portfolio	06	2006	14.4907	15.5658	398,061
PIMCO High Yield Portfolio	06	2005	14.1351	14.4907	404,246
PIMCO High Yield Portfolio	06	2004	13.1050	14.1351	395,667
PIMCO High Yield Portfolio	06	2003	10.8301	13.1050	363,195
PIMCO High Yield Portfolio	06	2002	10.0000	10.8301	271,007

PIMCO Real Return Portfolio	01	2008	12.9499	11.9157	4,072
PIMCO Real Return Portfolio	01	2007	11.8204	12.9499	4,072
PIMCO Real Return Portfolio	01	2006	11.8546	11.8204	4,072
PIMCO Real Return Portfolio	01	2005	11.7280	11.8546	4,072
PIMCO Real Return Portfolio	01	2004	10.8767	11.7280	0
PIMCO Real Return Portfolio	01	2003	10.0928	10.8767	0
PIMCO Real Return Portfolio	01	2002	10.0000	10.0928	0

PIMCO Real Return Portfolio	02	2008	12.8470	11.8031	175,190
PIMCO Real Return Portfolio	02	2007	11.7443	12.8470	208,353
PIMCO Real Return Portfolio	02	2006	11.7962	11.7443	189,785
PIMCO Real Return Portfolio	02	2005	11.6879	11.7962	207,350
PIMCO Real Return Portfolio	02	2004	10.8560	11.6879	194,796
PIMCO Real Return Portfolio	02	2003	10.0890	10.8560	168,066
PIMCO Real Return Portfolio	02	2002	10.0000	10.0890	34,531

PIMCO Real Return Portfolio	03	2008	12.7790	11.7286	0
PIMCO Real Return Portfolio	03	2007	11.6940	12.7790	0
PIMCO Real Return Portfolio	03	2006	11.7575	11.6940	0
PIMCO Real Return Portfolio	03	2005	11.6613	11.7575	0
PIMCO Real Return Portfolio	03	2004	10.8423	11.6613	0
PIMCO Real Return Portfolio	03	2003	10.0864	10.8423	0
PIMCO Real Return Portfolio	03	2002	10.0000	10.0864	0

PIMCO Real Return Portfolio	04	2008	12.7449	11.6915	84,840
PIMCO Real Return Portfolio	04	2007	11.6688	12.7449	75,673
PIMCO Real Return Portfolio	04	2006	11.7382	11.6688	95,118
PIMCO Real Return Portfolio	04	2005	11.6480	11.7382	102,012
PIMCO Real Return Portfolio	04	2004	10.8354	11.6480	81,998
PIMCO Real Return Portfolio	04	2003	10.0851	10.8354	63,559
PIMCO Real Return Portfolio	04	2002	10.0000	10.0851	10,048

PIMCO Real Return Portfolio	05	2008	12.6772	11.6174	114,452
PIMCO Real Return Portfolio	05	2007	11.6186	12.6772	103,115
PIMCO Real Return Portfolio	05	2006	11.6995	11.6186	151,444
PIMCO Real Return Portfolio	05	2005	11.6214	11.6995	196,842
PIMCO Real Return Portfolio	05	2004	10.8216	11.6214	213,263
PIMCO Real Return Portfolio	05	2003	10.0825	10.8216	167,059
PIMCO Real Return Portfolio	05	2002	10.0000	10.0825	0

PIMCO Real Return Portfolio	06	2008	12.5762	11.5073	107,364
PIMCO Real Return Portfolio	06	2007	11.5437	12.5762	74,160
PIMCO Real Return Portfolio	06	2006	11.6417	11.5437	75,204
PIMCO Real Return Portfolio	06	2005	11.5815	11.6417	81,833
PIMCO Real Return Portfolio	06	2004	10.8010	11.5815	84,438
PIMCO Real Return Portfolio	06	2003	10.0787	10.8010	79,404
PIMCO Real Return Portfolio	06	2002	10.0000	10.0787	555

PIMCO Total Return Portfolio	01	2008	12.3997	12.8647	30,936
PIMCO Total Return Portfolio	01	2007	11.5165	12.3997	33,610
PIMCO Total Return Portfolio	01	2006	11.2011	11.5165	34,033
PIMCO Total Return Portfolio	01	2005	11.0430	11.2011	25,461
PIMCO Total Return Portfolio	01	2004	10.6346	11.0430	20,404
PIMCO Total Return Portfolio	01	2003	10.2261	10.6346	23,337
PIMCO Total Return Portfolio	01	2002	10.0000	10.2261	0

PIMCO Total Return Portfolio	02	2008	12.3012	12.7431	382,620
PIMCO Total Return Portfolio	02	2007	11.4425	12.3012	635,572
PIMCO Total Return Portfolio	02	2006	11.1459	11.4425	757,426
PIMCO Total Return Portfolio	02	2005	11.0053	11.1459	651,211
PIMCO Total Return Portfolio	02	2004	10.6144	11.0053	658,027
PIMCO Total Return Portfolio	02	2003	10.2222	10.6144	552,966
PIMCO Total Return Portfolio	02	2002	10.0000	10.2222	435,784

PIMCO Total Return Portfolio	03	2008	12.2360	12.6628	5,137
PIMCO Total Return Portfolio	03	2007	11.3934	12.2360	37,683
PIMCO Total Return Portfolio	03	2006	11.1093	11.3934	38,700
PIMCO Total Return Portfolio	03	2005	10.9802	11.1093	24,831
PIMCO Total Return Portfolio	03	2004	10.6010	10.9802	16,486
PIMCO Total Return Portfolio	03	2003	10.2196	10.6010	13,450
PIMCO Total Return Portfolio	03	2002	10.0000	10.2196	15,596

PIMCO Total Return Portfolio	04	2008	12.2034	12.6226	366,223
PIMCO Total Return Portfolio	04	2007	11.3689	12.2034	508,906
PIMCO Total Return Portfolio	04	2006	11.0910	11.3689	558,278
PIMCO Total Return Portfolio	04	2005	10.9676	11.0910	501,137
PIMCO Total Return Portfolio	04	2004	10.5943	10.9676	506,745
PIMCO Total Return Portfolio	04	2003	10.2183	10.5943	449,045
PIMCO Total Return Portfolio	04	2002	10.0000	10.2183	341,203

PIMCO Total Return Portfolio	05	2008	12.1385	12.5427	435,046
PIMCO Total Return Portfolio	05	2007	11.3200	12.1385	701,264
PIMCO Total Return Portfolio	05	2006	11.0545	11.3200	715,861
PIMCO Total Return Portfolio	05	2005	10.9426	11.0545	643,469
PIMCO Total Return Portfolio	05	2004	10.5808	10.9426	623,111
PIMCO Total Return Portfolio	05	2003	10.2157	10.5808	594,126
PIMCO Total Return Portfolio	05	2002	10.0000	10.2157	401,629

PIMCO Total Return Portfolio	06	2008	12.0418	12.4239	346,312
PIMCO Total Return Portfolio	06	2007	11.2470	12.0418	566,784
PIMCO Total Return Portfolio	06	2006	10.9999	11.2470	612,174
PIMCO Total Return Portfolio	06	2005	10.9051	10.9999	582,627
PIMCO Total Return Portfolio	06	2004	10.5607	10.9051	576,084
PIMCO Total Return Portfolio	06	2003	10.2118	10.5607	516,637
PIMCO Total Return Portfolio	06	2002	10.0000	10.2118	377,785

Rydex VT NASDAQ-100 Fund	01	2008	9.1807	5.2792	0
Rydex VT NASDAQ-100 Fund	01	2007	7.8710	9.1807	0
Rydex VT NASDAQ-100 Fund	01	2006	7.5164	7.8710	0
Rydex VT NASDAQ-100 Fund	01	2005	7.5086	7.5164	0
Rydex VT NASDAQ-100 Fund	01	2004	6.9363	7.5086	0
Rydex VT NASDAQ-100 Fund	01	2003	4.8180	6.9363	0
Rydex VT NASDAQ-100 Fund	01	2002	7.9591	4.8180	0
Rydex VT NASDAQ-100 Fund	01	2001	10.0000	7.9591	0

Rydex VT NASDAQ-100 Fund	02	2008	9.0881	5.2180	2,192
Rydex VT NASDAQ-100 Fund	02	2007	7.8035	9.0881	4,572
Rydex VT NASDAQ-100 Fund	02	2006	7.4632	7.8035	3,105
Rydex VT NASDAQ-100 Fund	02	2005	7.4668	7.4632	3,873
Rydex VT NASDAQ-100 Fund	02	2004	6.9082	7.4668	12,755
Rydex VT NASDAQ-100 Fund	02	2003	4.8058	6.9082	29,110
Rydex VT NASDAQ-100 Fund	02	2002	7.9510	4.8058	15,059
Rydex VT NASDAQ-100 Fund	02	2001	10.0000	7.9510	3,110

Rydex VT NASDAQ-100 Fund	03	2008	9.0270	5.1776	0
Rydex VT NASDAQ-100 Fund	03	2007	7.7589	9.0270	0
Rydex VT NASDAQ-100 Fund	03	2006	7.4281	7.7589	0
Rydex VT NASDAQ-100 Fund	03	2005	7.4391	7.4281	0
Rydex VT NASDAQ-100 Fund	03	2004	6.8895	7.4391	0
Rydex VT NASDAQ-100 Fund	03	2003	4.7977	6.8895	0
Rydex VT NASDAQ-100 Fund	03	2002	7.9456	4.7977	0
Rydex VT NASDAQ-100 Fund	03	2001	10.0000	7.9456	0

Rydex VT NASDAQ-100 Fund	04	2008	8.9965	5.1575	2,263
Rydex VT NASDAQ-100 Fund	04	2007	7.7367	8.9965	2,541
Rydex VT NASDAQ-100 Fund	04	2006	7.4105	7.7367	2,577
Rydex VT NASDAQ-100 Fund	04	2005	7.4252	7.4105	11,618
Rydex VT NASDAQ-100 Fund	04	2004	6.8802	7.4252	11,602
Rydex VT NASDAQ-100 Fund	04	2003	4.7936	6.8802	17,817
Rydex VT NASDAQ-100 Fund	04	2002	7.9429	4.7936	16,100
Rydex VT NASDAQ-100 Fund	04	2001	10.0000	7.9429	12,073

Rydex VT NASDAQ-100 Fund	05	2008	8.9358	5.1175	8,989
Rydex VT NASDAQ-100 Fund	05	2007	7.6923	8.9358	10,823
Rydex VT NASDAQ-100 Fund	05	2006	7.3754	7.6923	16,455
Rydex VT NASDAQ-100 Fund	05	2005	7.3976	7.3754	24,151
Rydex VT NASDAQ-100 Fund	05	2004	6.8616	7.3976	29,457
Rydex VT NASDAQ-100 Fund	05	2003	4.7855	6.8616	38,975
Rydex VT NASDAQ-100 Fund	05	2002	7.9374	4.7855	53,754
Rydex VT NASDAQ-100 Fund	05	2001	10.0000	7.9374	112,079

Rydex VT NASDAQ-100 Fund	06	2008	8.8454	5.0580	4,402
Rydex VT NASDAQ-100 Fund	06	2007	7.6262	8.8454	5,158
Rydex VT NASDAQ-100 Fund	06	2006	7.3232	7.6262	5,289
Rydex VT NASDAQ-100 Fund	06	2005	7.3563	7.3232	5,343
Rydex VT NASDAQ-100 Fund	06	2004	6.8337	7.3563	17,160
Rydex VT NASDAQ-100 Fund	06	2003	4.7733	6.8337	23,222
Rydex VT NASDAQ-100 Fund	06	2002	7.9293	4.7733	26,765
Rydex VT NASDAQ-100 Fund	06	2001	10.0000	7.9293	17,936

Rydex VT Nova Fund	01	2008	10.0273	4.5190	0
Rydex VT Nova Fund	01	2007	10.0163	10.0273	0
Rydex VT Nova Fund	01	2006	8.4823	10.0163	0
Rydex VT Nova Fund	01	2005	8.2409	8.4823	0
Rydex VT Nova Fund	01	2004	7.2624	8.2409	0
Rydex VT Nova Fund	01	2003	5.2702	7.2624	0
Rydex VT Nova Fund	01	2002	8.2825	5.2702	0
Rydex VT Nova Fund	01	2001	10.0000	8.2825	0

Rydex VT Nova Fund	02	2008	9.9262	4.4666	1,334
Rydex VT Nova Fund	02	2007	9.9305	9.9262	1,355
Rydex VT Nova Fund	02	2006	8.4223	9.9305	1,420
Rydex VT Nova Fund	02	2005	8.1951	8.4223	5,706
Rydex VT Nova Fund	02	2004	7.2330	8.1951	6,071
Rydex VT Nova Fund	02	2003	5.2568	7.2330	10,062
Rydex VT Nova Fund	02	2002	8.2741	5.2568	6,770
Rydex VT Nova Fund	02	2001	10.0000	8.2741	0

Rydex VT Nova Fund	03	2008	9.8594	4.4321	0
Rydex VT Nova Fund	03	2007	9.8737	9.8594	0
Rydex VT Nova Fund	03	2006	8.3826	9.8737	0
Rydex VT Nova Fund	03	2005	8.1647	8.3826	0
Rydex VT Nova Fund	03	2004	7.2135	8.1647	0
Rydex VT Nova Fund	03	2003	5.2480	7.2135	0
Rydex VT Nova Fund	03	2002	8.2685	5.2480	0
Rydex VT Nova Fund	03	2001	10.0000	8.2685	0

Rydex VT Nova Fund	04	2008	9.8261	4.4148	1,703
Rydex VT Nova Fund	04	2007	9.8454	9.8261	3,199
Rydex VT Nova Fund	04	2006	8.3628	9.8454	4,778
Rydex VT Nova Fund	04	2005	8.1495	8.3628	6,745
Rydex VT Nova Fund	04	2004	7.2037	8.1495	6,694
Rydex VT Nova Fund	04	2003	5.2435	7.2037	7,094
Rydex VT Nova Fund	04	2002	8.2657	5.2435	11,581
Rydex VT Nova Fund	04	2001	10.0000	8.2657	5,319

Rydex VT Nova Fund	05	2008	9.7597	4.3806	2,639
Rydex VT Nova Fund	05	2007	9.7889	9.7597	9,692
Rydex VT Nova Fund	05	2006	8.3232	9.7889	8,126
Rydex VT Nova Fund	05	2005	8.1191	8.3232	32,759
Rydex VT Nova Fund	05	2004	7.1842	8.1191	35,526
Rydex VT Nova Fund	05	2003	5.2346	7.1842	35,924
Rydex VT Nova Fund	05	2002	8.2600	5.2346	41,343
Rydex VT Nova Fund	05	2001	10.0000	8.2600	5,830

Rydex VT Nova Fund	06	2008	9.6611	4.3296	1,439
Rydex VT Nova Fund	06	2007	9.7048	9.6611	2,985
Rydex VT Nova Fund	06	2006	8.2643	9.7048	3,177
Rydex VT Nova Fund	06	2005	8.0738	8.2643	7,857
Rydex VT Nova Fund	06	2004	7.1550	8.0738	11,864
Rydex VT Nova Fund	06	2003	5.2213	7.1550	4,695
Rydex VT Nova Fund	06	2002	8.2516	5.2213	5,521
Rydex VT Nova Fund	06	2001	10.0000	8.2516	0

SC Goldman Sachs Mid Cap Value Fund (I Class)	01	2008	10.0000	7.0850	0

SC Goldman Sachs Mid Cap Value Fund (I Class)	02	2008	10.0000	7.0763	7,937

SC Goldman Sachs Mid Cap Value Fund (I Class)	03	2008	10.0000	7.0704	0

SC Goldman Sachs Mid Cap Value Fund (I Class)	04	2008	10.0000	7.0675	0

SC Goldman Sachs Mid Cap Value Fund (I Class)	05	2008	10.0000	7.0617	931

SC Goldman Sachs Mid Cap Value Fund (I Class)	06	2008	10.0000	7.0529	0

SC Lord Abbett Growth & Income Fund (I Class)	01	2008	10.0000	7.2919	0

SC Lord Abbett Growth & Income Fund (I Class)	02	2008	10.0000	7.2829	379

SC Lord Abbett Growth & Income Fund (I Class)	03	2008	10.0000	7.2769	0

SC Lord Abbett Growth & Income Fund (I Class)	04	2008	10.0000	7.2739	9

SC Lord Abbett Growth & Income Fund (I Class)	05	2008	10.0000	7.2679	0

SC Lord Abbett Growth & Income Fund (I Class)	06	2008	10.0000	7.2589	0

SC Oppenheimer Large Cap Core Fund	01	2008	14.7541	9.1935	0
SC Oppenheimer Large Cap Core Fund	01	2007	15.8229	14.7541	0
SC Oppenheimer Large Cap Core Fund	01	2006	13.3105	15.8229	0
SC Oppenheimer Large Cap Core Fund	01	2005	13.5413	13.3105	0
SC Oppenheimer Large Cap Core Fund	01	2004	11.3619	13.5413	0
SC Oppenheimer Large Cap Core Fund	01	2003	7.5065	11.3619	0
SC Oppenheimer Large Cap Core Fund	01	2002	10.0000	7.5065	0

SC Oppenheimer Large Cap Core Fund	02	2008	14.6275	9.1007	7,752
SC Oppenheimer Large Cap Core Fund	02	2007	15.7112	14.6275	10,400
SC Oppenheimer Large Cap Core Fund	02	2006	13.2365	15.7112	14,610
SC Oppenheimer Large Cap Core Fund	02	2005	13.4865	13.2365	14,975
SC Oppenheimer Large Cap Core Fund	02	2004	11.3331	13.4865	39,670
SC Oppenheimer Large Cap Core Fund	02	2003	7.4989	11.3331	40,533
SC Oppenheimer Large Cap Core Fund	02	2002	10.0000	7.4989	0

SC Oppenheimer Large Cap Core Fund	03	2008	14.5439	9.0395	0
SC Oppenheimer Large Cap Core Fund	03	2007	15.6372	14.5439	0
SC Oppenheimer Large Cap Core Fund	03	2006	13.1874	15.6372	0
SC Oppenheimer Large Cap Core Fund	03	2005	13.4500	13.1874	0
SC Oppenheimer Large Cap Core Fund	03	2004	11.3140	13.4500	0
SC Oppenheimer Large Cap Core Fund	03	2003	7.4938	11.3140	0
SC Oppenheimer Large Cap Core Fund	03	2002	10.0000	7.4938	0

SC Oppenheimer Large Cap Core Fund	04	2008	14.5021	9.0089	8,085
SC Oppenheimer Large Cap Core Fund	04	2007	15.6002	14.5021	10,784
SC Oppenheimer Large Cap Core Fund	04	2006	13.1629	15.6002	15,246
SC Oppenheimer Large Cap Core Fund	04	2005	13.4318	13.1629	15,788
SC Oppenheimer Large Cap Core Fund	04	2004	11.3044	13.4318	22,725
SC Oppenheimer Large Cap Core Fund	04	2003	7.4912	11.3044	3,388
SC Oppenheimer Large Cap Core Fund	04	2002	10.0000	7.4912	499

SC Oppenheimer Large Cap Core Fund	05	2008	14.4188	8.9481	12,835
SC Oppenheimer Large Cap Core Fund	05	2007	15.5265	14.4188	32,650
SC Oppenheimer Large Cap Core Fund	05	2006	13.1140	15.5265	14,459
SC Oppenheimer Large Cap Core Fund	05	2005	13.3954	13.1140	17,998
SC Oppenheimer Large Cap Core Fund	05	2004	11.2852	13.3954	23,955
SC Oppenheimer Large Cap Core Fund	05	2003	7.4861	11.2852	8,283
SC Oppenheimer Large Cap Core Fund	05	2002	10.0000	7.4861	838

SC Oppenheimer Large Cap Core Fund	06	2008	14.2948	8.8576	11,631
SC Oppenheimer Large Cap Core Fund	06	2007	15.4166	14.2948	9,054
SC Oppenheimer Large Cap Core Fund	06	2006	13.0409	15.4166	4,086
SC Oppenheimer Large Cap Core Fund	06	2005	13.3410	13.0409	6,104
SC Oppenheimer Large Cap Core Fund	06	2004	11.2566	13.3410	8,509
SC Oppenheimer Large Cap Core Fund	06	2003	7.4784	11.2566	1,420
SC Oppenheimer Large Cap Core Fund	06	2002	10.0000	7.4784	0

SC Oppenheimer Main Street Small Cap Fund	01	2008	19.1562	11.7595	3,619
SC Oppenheimer Main Street Small Cap Fund	01	2007	19.6338	19.1562	0
SC Oppenheimer Main Street Small Cap Fund	01	2006	17.4576	19.6338	0
SC Oppenheimer Main Street Small Cap Fund	01	2005	16.9015	17.4576	0
SC Oppenheimer Main Street Small Cap Fund	01	2004	14.4157	16.9015	0
SC Oppenheimer Main Street Small Cap Fund	01	2003	10.2818	14.4157	2,731
SC Oppenheimer Main Street Small Cap Fund	01	2002	13.0838	10.2818	0
SC Oppenheimer Main Street Small Cap Fund	01	2001	12.1342	13.0838	0
SC Oppenheimer Main Street Small Cap Fund	01	2000	10.0000	12.1342	0

SC Oppenheimer Main Street Small Cap Fund	02	2008	18.9404	11.6093	240,248
SC Oppenheimer Main Street Small Cap Fund	02	2007	19.4423	18.9404	299,802
SC Oppenheimer Main Street Small Cap Fund	02	2006	17.3136	19.4423	334,824
SC Oppenheimer Main Street Small Cap Fund	02	2005	16.7874	17.3136	369,237
SC Oppenheimer Main Street Small Cap Fund	02	2004	14.3402	16.7874	384,245
SC Oppenheimer Main Street Small Cap Fund	02	2003	10.2435	14.3402	413,905
SC Oppenheimer Main Street Small Cap Fund	02	2002	13.0549	10.2435	446,909
SC Oppenheimer Main Street Small Cap Fund	02	2001	12.1259	13.0549	169,141
SC Oppenheimer Main Street Small Cap Fund	02	2000	10.0000	12.1259	0

SC Oppenheimer Main Street Small Cap Fund	03	2008	18.7981	11.5104	11,842
SC Oppenheimer Main Street Small Cap Fund	03	2007	19.3158	18.7981	43,720
SC Oppenheimer Main Street Small Cap Fund	03	2006	17.2183	19.3158	41,621
SC Oppenheimer Main Street Small Cap Fund	03	2005	16.7118	17.2183	35,297
SC Oppenheimer Main Street Small Cap Fund	03	2004	14.2901	16.7118	30,491
SC Oppenheimer Main Street Small Cap Fund	03	2003	10.2180	14.2901	30,357
SC Oppenheimer Main Street Small Cap Fund	03	2002	13.0356	10.2180	28,628
SC Oppenheimer Main Street Small Cap Fund	03	2001	12.1204	13.0356	13,236
SC Oppenheimer Main Street Small Cap Fund	03	2000	10.0000	12.1204	0

SC Oppenheimer Main Street Small Cap Fund	04	2008	18.7271	11.4611	241,401
SC Oppenheimer Main Street Small Cap Fund	04	2007	19.2527	18.7271	317,979
SC Oppenheimer Main Street Small Cap Fund	04	2006	17.1707	19.2527	357,970
SC Oppenheimer Main Street Small Cap Fund	04	2005	16.6741	17.1707	387,038
SC Oppenheimer Main Street Small Cap Fund	04	2004	14.2651	16.6741	392,572
SC Oppenheimer Main Street Small Cap Fund	04	2003	10.2053	14.2651	406,711
SC Oppenheimer Main Street Small Cap Fund	04	2002	13.0260	10.2053	429,230
SC Oppenheimer Main Street Small Cap Fund	04	2001	12.1176	13.0260	180,163
SC Oppenheimer Main Street Small Cap Fund	04	2000	10.0000	12.1176	0

SC Oppenheimer Main Street Small Cap Fund	05	2008	18.5858	11.3630	327,025
SC Oppenheimer Main Street Small Cap Fund	05	2007	19.1270	18.5858	379,026
SC Oppenheimer Main Street Small Cap Fund	05	2006	17.0759	19.1270	422,042
SC Oppenheimer Main Street Small Cap Fund	05	2005	16.5988	17.0759	451,242
SC Oppenheimer Main Street Small Cap Fund	05	2004	14.2151	16.5988	456,198
SC Oppenheimer Main Street Small Cap Fund	05	2003	10.1798	14.2151	471,018
SC Oppenheimer Main Street Small Cap Fund	05	2002	13.0067	10.1798	496,050
SC Oppenheimer Main Street Small Cap Fund	05	2001	12.1121	13.0067	183,766
SC Oppenheimer Main Street Small Cap Fund	05	2000	10.0000	12.1121	0

SC Oppenheimer Main Street Small Cap Fund	06	2008	18.3760	11.2176	280,162
SC Oppenheimer Main Street Small Cap Fund	06	2007	18.9401	18.3760	334,107
SC Oppenheimer Main Street Small Cap Fund	06	2006	16.9347	18.9401	342,177
SC Oppenheimer Main Street Small Cap Fund	06	2005	16.4865	16.9347	354,459
SC Oppenheimer Main Street Small Cap Fund	06	2004	14.1405	16.4865	371,710
SC Oppenheimer Main Street Small Cap Fund	06	2003	10.1418	14.1405	369,576
SC Oppenheimer Main Street Small Cap Fund	06	2002	12.9779	10.1418	409,777
SC Oppenheimer Main Street Small Cap Fund	06	2001	12.1038	12.9779	94,795
SC Oppenheimer Main Street Small Cap Fund	06	2000	10.0000	12.1038	0

SC PIMCO High Yield Fund (I Class)	01	2008	10.0000	8.5770	0

SC PIMCO High Yield Fund (I Class)	02	2008	10.0000	8.5664	0

SC PIMCO High Yield Fund (I Class)	03	2008	10.0000	8.5594	0

SC PIMCO High Yield Fund (I Class)	04	2008	10.0000	8.5558	0

SC PIMCO High Yield Fund (I Class)	05	2008	10.0000	8.5488	0

SC PIMCO High Yield Fund (I Class)	06	2008	10.0000	8.5383	0

SC WMC Blue Chip Mid Cap Fund (Initial Class)	01	2008	17.4347	11.1948	7,596
SC WMC Blue Chip Mid Cap Fund (Initial Class)	01	2007	15.2606	17.4347	3,936
SC WMC Blue Chip Mid Cap Fund (Initial Class)	01	2006	13.8498	15.2606	3,936
SC WMC Blue Chip Mid Cap Fund (Initial Class)	01	2005	11.9967	13.8498	3,936
SC WMC Blue Chip Mid Cap Fund (Initial Class)	01	2004	10.4338	11.9967	14,095
SC WMC Blue Chip Mid Cap Fund (Initial Class)	01	2003	7.7439	10.4338	17,032
SC WMC Blue Chip Mid Cap Fund (Initial Class)	01	2002	9.1919	7.7439	28,554
SC WMC Blue Chip Mid Cap Fund (Initial Class)	01	2001	9.5985	9.1919	14,095
SC WMC Blue Chip Mid Cap Fund (Initial Class)	01	2000	10.0000	9.5985	0

SC WMC Blue Chip Mid Cap Fund (Initial Class)	02	2008	17.2382	11.0518	215,184
SC WMC Blue Chip Mid Cap Fund (Initial Class)	02	2007	15.1118	17.2382	317,156
SC WMC Blue Chip Mid Cap Fund (Initial Class)	02	2006	13.7355	15.1118	368,293
SC WMC Blue Chip Mid Cap Fund (Initial Class)	02	2005	11.9157	13.7355	405,391
SC WMC Blue Chip Mid Cap Fund (Initial Class)	02	2004	10.3791	11.9157	516,383
SC WMC Blue Chip Mid Cap Fund (Initial Class)	02	2003	7.7150	10.3791	528,078
SC WMC Blue Chip Mid Cap Fund (Initial Class)	02	2002	9.1716	7.7150	583,039
SC WMC Blue Chip Mid Cap Fund (Initial Class)	02	2001	9.5919	9.1716	442,707
SC WMC Blue Chip Mid Cap Fund (Initial Class)	02	2000	10.0000	9.5919	0

SC WMC Blue Chip Mid Cap Fund (Initial Class)	03	2008	17.1087	10.9576	20,175
SC WMC Blue Chip Mid Cap Fund (Initial Class)	03	2007	15.0135	17.1087	62,500
SC WMC Blue Chip Mid Cap Fund (Initial Class)	03	2006	13.6599	15.0135	66,025
SC WMC Blue Chip Mid Cap Fund (Initial Class)	03	2005	11.8621	13.6599	66,234
SC WMC Blue Chip Mid Cap Fund (Initial Class)	03	2004	10.3429	11.8621	65,649
SC WMC Blue Chip Mid Cap Fund (Initial Class)	03	2003	7.6958	10.3429	65,366
SC WMC Blue Chip Mid Cap Fund (Initial Class)	03	2002	9.1580	7.6958	73,398
SC WMC Blue Chip Mid Cap Fund (Initial Class)	03	2001	9.5875	9.1580	108,912
SC WMC Blue Chip Mid Cap Fund (Initial Class)	03	2000	10.0000	9.5875	0

SC WMC Blue Chip Mid Cap Fund (Initial Class)	04	2008	17.0441	10.9106	301,326
SC WMC Blue Chip Mid Cap Fund (Initial Class)	04	2007	14.9644	17.0441	420,373
SC WMC Blue Chip Mid Cap Fund (Initial Class)	04	2006	13.6221	14.9644	515,910
SC WMC Blue Chip Mid Cap Fund (Initial Class)	04	2005	11.8352	13.6221	567,089
SC WMC Blue Chip Mid Cap Fund (Initial Class)	04	2004	10.3247	11.8352	638,728
SC WMC Blue Chip Mid Cap Fund (Initial Class)	04	2003	7.6862	10.3247	671,324
SC WMC Blue Chip Mid Cap Fund (Initial Class)	04	2002	9.1513	7.6862	687,322
SC WMC Blue Chip Mid Cap Fund (Initial Class)	04	2001	9.5853	9.1513	582,451
SC WMC Blue Chip Mid Cap Fund (Initial Class)	04	2000	10.0000	9.5853	0

SC WMC Blue Chip Mid Cap Fund (Initial Class)	05	2008	16.9156	10.8173	420,224
SC WMC Blue Chip Mid Cap Fund (Initial Class)	05	2007	14.8667	16.9156	539,669
SC WMC Blue Chip Mid Cap Fund (Initial Class)	05	2006	13.5469	14.8667	737,853
SC WMC Blue Chip Mid Cap Fund (Initial Class)	05	2005	11.7818	13.5469	855,021
SC WMC Blue Chip Mid Cap Fund (Initial Class)	05	2004	10.2886	11.7818	884,960
SC WMC Blue Chip Mid Cap Fund (Initial Class)	05	2003	7.6671	10.2886	837,386
SC WMC Blue Chip Mid Cap Fund (Initial Class)	05	2002	9.1377	7.6671	875,908
SC WMC Blue Chip Mid Cap Fund (Initial Class)	05	2001	9.5809	9.1377	686,606
SC WMC Blue Chip Mid Cap Fund (Initial Class)	05	2000	10.0000	9.5809	0

SC WMC Blue Chip Mid Cap Fund (Initial Class)	06	2008	16.7245	10.6788	263,523
SC WMC Blue Chip Mid Cap Fund (Initial Class)	06	2007	14.7213	16.7245	339,891
SC WMC Blue Chip Mid Cap Fund (Initial Class)	06	2006	13.4348	14.7213	418,251
SC WMC Blue Chip Mid Cap Fund (Initial Class)	06	2005	11.7021	13.4348	436,134
SC WMC Blue Chip Mid Cap Fund (Initial Class)	06	2004	10.2345	11.7021	465,399
SC WMC Blue Chip Mid Cap Fund (Initial Class)	06	2003	7.6384	10.2345	482,661
SC WMC Blue Chip Mid Cap Fund (Initial Class)	06	2002	9.1174	7.6384	501,520
SC WMC Blue Chip Mid Cap Fund (Initial Class)	06	2001	9.5743	9.1174	274,201
SC WMC Blue Chip Mid Cap Fund (Initial Class)	06	2000	10.0000	9.5743	0

SC WMC Large Cap Growth Fund (Initial Class)	01	2008	10.1670	5.6239	0
SC WMC Large Cap Growth Fund (Initial Class)	01	2007	10.0000	10.1670	0

SC WMC Large Cap Growth Fund (Initial Class)	02	2008	10.1565	5.6095	56,644
SC WMC Large Cap Growth Fund (Initial Class)	02	2007	10.0000	10.1565	91,298

SC WMC Large Cap Growth Fund (Initial Class)	03	2008	10.1495	5.5999	0
SC WMC Large Cap Growth Fund (Initial Class)	03	2007	10.0000	10.1495	12,758

SC WMC Large Cap Growth Fund (Initial Class)	04	2008	10.1460	5.5952	106,210
SC WMC Large Cap Growth Fund (Initial Class)	04	2007	10.0000	10.1460	134,931

SC WMC Large Cap Growth Fund (Initial Class)	05	2008	10.1390	5.5856	163,921
SC WMC Large Cap Growth Fund (Initial Class)	05	2007	10.0000	10.1390	249,434

SC WMC Large Cap Growth Fund (Initial Class)	06	2008	10.1285	5.5713	63,407
SC WMC Large Cap Growth Fund (Initial Class)	06	2007	10.0000	10.1285	79,048

SC WMC Large Cap Growth Fund (Service Class)	01	2008	10.1479	5.5955	0
SC WMC Large Cap Growth Fund (Service Class)	01	2007	10.0000	10.1479	0

SC WMC Large Cap Growth Fund (Service Class)	02	2008	10.1374	5.5812	71,463
SC WMC Large Cap Growth Fund (Service Class)	02	2007	10.0000	10.1374	83,832

SC WMC Large Cap Growth Fund (Service Class)	03	2008	10.1305	5.5717	0
SC WMC Large Cap Growth Fund (Service Class)	03	2007	10.0000	10.1305	0

SC WMC Large Cap Growth Fund (Service Class)	04	2008	10.1270	5.5670	32,541
SC WMC Large Cap Growth Fund (Service Class)	04	2007	10.0000	10.1270	38,035

SC WMC Large Cap Growth Fund (Service Class)	05	2008	10.1200	5.5575	73,061
SC WMC Large Cap Growth Fund (Service Class)	05	2007	10.0000	10.1200	82,384

SC WMC Large Cap Growth Fund (Service Class)	06	2008	10.1095	5.5432	61,350
SC WMC Large Cap Growth Fund (Service Class)	06	2007	10.0000	10.1095	84,563

Sun Capital Davis Venture Value Fund	01	2008	13.1856	8.1181	12,854
Sun Capital Davis Venture Value Fund	01	2007	12.7785	13.1856	38,700
Sun Capital Davis Venture Value Fund	01	2006	11.2465	12.7785	38,292
Sun Capital Davis Venture Value Fund	01	2005	10.3528	11.2465	12,854
Sun Capital Davis Venture Value Fund	01	2004	9.2995	10.3528	0
Sun Capital Davis Venture Value Fund	01	2003	7.1978	9.2995	32,686
Sun Capital Davis Venture Value Fund	01	2002	8.6822	7.1978	56,937
Sun Capital Davis Venture Value Fund	01	2001	9.8112	8.6822	10,218
Sun Capital Davis Venture Value Fund	01	2000	10.0000	9.8112	0

Sun Capital Davis Venture Value Fund	02	2008	13.0371	8.0145	306,489
Sun Capital Davis Venture Value Fund	02	2007	12.6539	13.0371	385,302
Sun Capital Davis Venture Value Fund	02	2006	11.1537	12.6539	488,947
Sun Capital Davis Venture Value Fund	02	2005	10.2829	11.1537	455,186
Sun Capital Davis Venture Value Fund	02	2004	9.2508	10.2829	485,930
Sun Capital Davis Venture Value Fund	02	2003	7.1710	9.2508	500,358
Sun Capital Davis Venture Value Fund	02	2002	8.6630	7.1710	497,480
Sun Capital Davis Venture Value Fund	02	2001	9.8044	8.6630	427,069
Sun Capital Davis Venture Value Fund	02	2000	10.0000	9.8044	0

Sun Capital Davis Venture Value Fund	03	2008	12.9391	7.9461	12,913
Sun Capital Davis Venture Value Fund	03	2007	12.5716	12.9391	41,570
Sun Capital Davis Venture Value Fund	03	2006	11.0923	12.5716	42,386
Sun Capital Davis Venture Value Fund	03	2005	10.2366	11.0923	27,686
Sun Capital Davis Venture Value Fund	03	2004	9.2185	10.2366	27,686
Sun Capital Davis Venture Value Fund	03	2003	7.1532	9.2185	40,912
Sun Capital Davis Venture Value Fund	03	2002	8.6502	7.1532	27,901
Sun Capital Davis Venture Value Fund	03	2001	9.8000	8.6502	28,030
Sun Capital Davis Venture Value Fund	03	2000	10.0000	9.8000	0

Sun Capital Davis Venture Value Fund	04	2008	12.8903	7.9121	254,225
Sun Capital Davis Venture Value Fund	04	2007	12.5305	12.8903	324,974
Sun Capital Davis Venture Value Fund	04	2006	11.0616	12.5305	376,088
Sun Capital Davis Venture Value Fund	04	2005	10.2134	11.0616	405,132
Sun Capital Davis Venture Value Fund	04	2004	9.2023	10.2134	446,357
Sun Capital Davis Venture Value Fund	04	2003	7.1442	9.2023	442,469
Sun Capital Davis Venture Value Fund	04	2002	8.6438	7.1442	441,339
Sun Capital Davis Venture Value Fund	04	2001	9.7977	8.6438	335,924
Sun Capital Davis Venture Value Fund	04	2000	10.0000	9.7977	0

Sun Capital Davis Venture Value Fund	05	2008	12.7931	7.8444	417,087
Sun Capital Davis Venture Value Fund	05	2007	12.4487	12.7931	640,946
Sun Capital Davis Venture Value Fund	05	2006	11.0005	12.4487	995,889
Sun Capital Davis Venture Value Fund	05	2005	10.1673	11.0005	852,629
Sun Capital Davis Venture Value Fund	05	2004	9.1701	10.1673	846,714
Sun Capital Davis Venture Value Fund	05	2003	7.1264	9.1701	841,420
Sun Capital Davis Venture Value Fund	05	2002	8.6311	7.1264	862,211
Sun Capital Davis Venture Value Fund	05	2001	9.7932	8.6311	841,885
Sun Capital Davis Venture Value Fund	05	2000	10.0000	9.7932	0

Sun Capital Davis Venture Value Fund	06	2008	12.6486	7.7439	351,289
Sun Capital Davis Venture Value Fund	06	2007	12.3269	12.6486	508,010
Sun Capital Davis Venture Value Fund	06	2006	10.9095	12.3269	583,378
Sun Capital Davis Venture Value Fund	06	2005	10.0985	10.9095	657,608
Sun Capital Davis Venture Value Fund	06	2004	9.1219	10.0985	653,578
Sun Capital Davis Venture Value Fund	06	2003	7.0998	9.1219	637,190
Sun Capital Davis Venture Value Fund	06	2002	8.6119	7.0998	653,691
Sun Capital Davis Venture Value Fund	06	2001	9.7865	8.6119	488,789
Sun Capital Davis Venture Value Fund	06	2000	10.0000	9.7865	0

Sun Capital Global Real Estate Fund	01	2008	28.1451	15.4000	0
Sun Capital Global Real Estate Fund	01	2007	32.7292	28.1451	0
Sun Capital Global Real Estate Fund	01	2006	23.7892	32.7292	0
Sun Capital Global Real Estate Fund	01	2005	21.9100	23.7892	0
Sun Capital Global Real Estate Fund	01	2004	16.6006	21.9100	0
Sun Capital Global Real Estate Fund	01	2003	12.3343	16.6006	1,575
Sun Capital Global Real Estate Fund	01	2002	11.9687	12.3343	0
Sun Capital Global Real Estate Fund	01	2001	10.7410	11.9687	0
Sun Capital Global Real Estate Fund	01	2000	10.0000	10.7410	0

Sun Capital Global Real Estate Fund	02	2008	27.8281	15.2033	145,221
Sun Capital Global Real Estate Fund	02	2007	32.4101	27.8281	176,994
Sun Capital Global Real Estate Fund	02	2006	23.5930	32.4101	201,810
Sun Capital Global Real Estate Fund	02	2005	21.7622	23.5930	289,003
Sun Capital Global Real Estate Fund	02	2004	16.5137	21.7622	315,129
Sun Capital Global Real Estate Fund	02	2003	12.2884	16.5137	354,191
Sun Capital Global Real Estate Fund	02	2002	11.9422	12.2884	382,229
Sun Capital Global Real Estate Fund	02	2001	10.7336	11.9422	168,551
Sun Capital Global Real Estate Fund	02	2000	10.0000	10.7336	0

Sun Capital Global Real Estate Fund	03	2008	27.6191	15.0737	6,327
Sun Capital Global Real Estate Fund	03	2007	32.1994	27.6191	15,936
Sun Capital Global Real Estate Fund	03	2006	23.4632	32.1994	13,522
Sun Capital Global Real Estate Fund	03	2005	21.6644	23.4632	12,711
Sun Capital Global Real Estate Fund	03	2004	16.4561	21.6644	10,881
Sun Capital Global Real Estate Fund	03	2003	12.2579	16.4561	18,591
Sun Capital Global Real Estate Fund	03	2002	11.9246	12.2579	18,840
Sun Capital Global Real Estate Fund	03	2001	10.7287	11.9246	2,593
Sun Capital Global Real Estate Fund	03	2000	10.0000	10.7287	0

Sun Capital Global Real Estate Fund	04	2008	27.5148	15.0091	129,680
Sun Capital Global Real Estate Fund	04	2007	32.0942	27.5148	167,562
Sun Capital Global Real Estate Fund	04	2006	23.3984	32.0942	192,041
Sun Capital Global Real Estate Fund	04	2005	21.6154	23.3984	234,034
Sun Capital Global Real Estate Fund	04	2004	16.4273	21.6154	255,930
Sun Capital Global Real Estate Fund	04	2003	12.2426	16.4273	290,881
Sun Capital Global Real Estate Fund	04	2002	11.9158	12.2426	314,174
Sun Capital Global Real Estate Fund	04	2001	10.7262	11.9158	165,018
Sun Capital Global Real Estate Fund	04	2000	10.0000	10.7262	0

Sun Capital Global Real Estate Fund	05	2008	27.3074	14.8808	187,889
Sun Capital Global Real Estate Fund	05	2007	31.8848	27.3074	223,239
Sun Capital Global Real Estate Fund	05	2006	23.2692	31.8848	262,660
Sun Capital Global Real Estate Fund	05	2005	21.5178	23.2692	285,038
Sun Capital Global Real Estate Fund	05	2004	16.3698	21.5178	300,114
Sun Capital Global Real Estate Fund	05	2003	12.2121	16.3698	353,495
Sun Capital Global Real Estate Fund	05	2002	11.8982	12.2121	353,609
Sun Capital Global Real Estate Fund	05	2001	10.7213	11.8982	156,630
Sun Capital Global Real Estate Fund	05	2000	10.0000	10.7213	0

Sun Capital Global Real Estate Fund	06	2008	26.9992	14.6903	179,169
Sun Capital Global Real Estate Fund	06	2007	31.5732	26.9992	205,499
Sun Capital Global Real Estate Fund	06	2006	23.0768	31.5732	200,256
Sun Capital Global Real Estate Fund	06	2005	21.3723	23.0768	239,175
Sun Capital Global Real Estate Fund	06	2004	16.2839	21.3723	249,843
Sun Capital Global Real Estate Fund	06	2003	12.1665	16.2839	281,742
Sun Capital Global Real Estate Fund	06	2002	11.8718	12.1665	299,271
Sun Capital Global Real Estate Fund	06	2001	10.7139	11.8718	78,540
Sun Capital Global Real Estate Fund	06	2000	10.0000	10.7139	0

Sun Capital Investment Grade Bond Fund	01	2008	14.4808	12.5441	0
Sun Capital Investment Grade Bond Fund	01	2007	14.0977	14.4808	0
Sun Capital Investment Grade Bond Fund	01	2006	13.5093	14.0977	0
Sun Capital Investment Grade Bond Fund	01	2005	13.3826	13.5093	0
Sun Capital Investment Grade Bond Fund	01	2004	12.7024	13.3826	0
Sun Capital Investment Grade Bond Fund	01	2003	11.7014	12.7024	0
Sun Capital Investment Grade Bond Fund	01	2002	11.2354	11.7014	0
Sun Capital Investment Grade Bond Fund	01	2001	10.5833	11.2354	0
Sun Capital Investment Grade Bond Fund	01	2000	10.0000	10.5833	0

Sun Capital Investment Grade Bond Fund	02	2008	14.3177	12.3839	135,143
Sun Capital Investment Grade Bond Fund	02	2007	13.9602	14.3177	202,445
Sun Capital Investment Grade Bond Fund	02	2006	13.3978	13.9602	217,558
Sun Capital Investment Grade Bond Fund	02	2005	13.2922	13.3978	237,275
Sun Capital Investment Grade Bond Fund	02	2004	12.6359	13.2922	274,675
Sun Capital Investment Grade Bond Fund	02	2003	11.6578	12.6359	345,127
Sun Capital Investment Grade Bond Fund	02	2002	11.2105	11.6578	508,675
Sun Capital Investment Grade Bond Fund	02	2001	10.5760	11.2105	534,772
Sun Capital Investment Grade Bond Fund	02	2000	10.0000	10.5760	0

Sun Capital Investment Grade Bond Fund	03	2008	14.2101	12.2784	0
Sun Capital Investment Grade Bond Fund	03	2007	13.8694	14.2101	0
Sun Capital Investment Grade Bond Fund	03	2006	13.3241	13.8694	0
Sun Capital Investment Grade Bond Fund	03	2005	13.2324	13.3241	0
Sun Capital Investment Grade Bond Fund	03	2004	12.5918	13.2324	0
Sun Capital Investment Grade Bond Fund	03	2003	11.6288	12.5918	0
Sun Capital Investment Grade Bond Fund	03	2002	11.1940	11.6288	0
Sun Capital Investment Grade Bond Fund	03	2001	10.5712	11.1940	22,983
Sun Capital Investment Grade Bond Fund	03	2000	10.0000	10.5712	0

Sun Capital Investment Grade Bond Fund	04	2008	14.1565	12.2258	148,201
Sun Capital Investment Grade Bond Fund	04	2007	13.8241	14.1565	251,343
Sun Capital Investment Grade Bond Fund	04	2006	13.2873	13.8241	253,041
Sun Capital Investment Grade Bond Fund	04	2005	13.2025	13.2873	323,678
Sun Capital Investment Grade Bond Fund	04	2004	12.5698	13.2025	404,628
Sun Capital Investment Grade Bond Fund	04	2003	11.6144	12.5698	495,556
Sun Capital Investment Grade Bond Fund	04	2002	11.1858	11.6144	543,428
Sun Capital Investment Grade Bond Fund	04	2001	10.5687	11.1858	677,167
Sun Capital Investment Grade Bond Fund	04	2000	10.0000	10.5687	0

Sun Capital Investment Grade Bond Fund	05	2008	14.0497	12.1213	225,101
Sun Capital Investment Grade Bond Fund	05	2007	13.7338	14.0497	258,897
Sun Capital Investment Grade Bond Fund	05	2006	13.2139	13.7338	259,055
Sun Capital Investment Grade Bond Fund	05	2005	13.1429	13.2139	320,465
Sun Capital Investment Grade Bond Fund	05	2004	12.5257	13.1429	379,763
Sun Capital Investment Grade Bond Fund	05	2003	11.5854	12.5257	446,915
Sun Capital Investment Grade Bond Fund	05	2002	11.1692	11.5854	515,556
Sun Capital Investment Grade Bond Fund	05	2001	10.5639	11.1692	712,078
Sun Capital Investment Grade Bond Fund	05	2000	10.0000	10.5639	0

Sun Capital Investment Grade Bond Fund	06	2008	13.8911	11.9662	155,385
Sun Capital Investment Grade Bond Fund	06	2007	13.5996	13.8911	192,987
Sun Capital Investment Grade Bond Fund	06	2006	13.1046	13.5996	209,432
Sun Capital Investment Grade Bond Fund	06	2005	13.0540	13.1046	263,754
Sun Capital Investment Grade Bond Fund	06	2004	12.4600	13.0540	294,705
Sun Capital Investment Grade Bond Fund	06	2003	11.5422	12.4600	372,349
Sun Capital Investment Grade Bond Fund	06	2002	11.1445	11.5422	390,314
Sun Capital Investment Grade Bond Fund	06	2001	10.5566	11.1445	441,905
Sun Capital Investment Grade Bond Fund	06	2000	10.0000	10.5566	0

Sun Capital Money Market Fund	01	2008	11.4053	11.5452	15,133
Sun Capital Money Market Fund	01	2007	10.9854	11.4053	0
Sun Capital Money Market Fund	01	2006	10.6080	10.9854	0
Sun Capital Money Market Fund	01	2005	10.4273	10.6080	0
Sun Capital Money Market Fund	01	2004	10.4559	10.4273	26,471
Sun Capital Money Market Fund	01	2003	10.5037	10.4559	26,471
Sun Capital Money Market Fund	01	2002	10.4918	10.5037	29,609
Sun Capital Money Market Fund	01	2001	10.2309	10.4918	16,107
Sun Capital Money Market Fund	01	2000	10.0000	10.2309	0

Sun Capital Money Market Fund	02	2008	11.2768	11.3977	888,628
Sun Capital Money Market Fund	02	2007	10.8782	11.2768	539,333
Sun Capital Money Market Fund	02	2006	10.5204	10.8782	470,881
Sun Capital Money Market Fund	02	2005	10.3569	10.5204	570,018
Sun Capital Money Market Fund	02	2004	10.4011	10.3569	796,964
Sun Capital Money Market Fund	02	2003	10.4646	10.4011	983,164
Sun Capital Money Market Fund	02	2002	10.4686	10.4646	1,930,815
Sun Capital Money Market Fund	02	2001	10.2239	10.4686	1,065,639
Sun Capital Money Market Fund	02	2000	10.0000	10.2239	0

Sun Capital Money Market Fund	03	2008	11.1920	11.3006	387,749
Sun Capital Money Market Fund	03	2007	10.8075	11.1920	17,655
Sun Capital Money Market Fund	03	2006	10.4625	10.8075	17,667
Sun Capital Money Market Fund	03	2005	10.3103	10.4625	23,772
Sun Capital Money Market Fund	03	2004	10.3648	10.3103	23,772
Sun Capital Money Market Fund	03	2003	10.4386	10.3648	0
Sun Capital Money Market Fund	03	2002	10.4532	10.4386	57,278
Sun Capital Money Market Fund	03	2001	10.2193	10.4532	18,208
Sun Capital Money Market Fund	03	2000	10.0000	10.2193	0

Sun Capital Money Market Fund	04	2008	11.1498	11.2522	637,820
Sun Capital Money Market Fund	04	2007	10.7722	11.1498	570,058
Sun Capital Money Market Fund	04	2006	10.4336	10.7722	504,052
Sun Capital Money Market Fund	04	2005	10.2870	10.4336	593,436
Sun Capital Money Market Fund	04	2004	10.3466	10.2870	702,235
Sun Capital Money Market Fund	04	2003	10.4256	10.3466	571,525
Sun Capital Money Market Fund	04	2002	10.4454	10.4256	971,091
Sun Capital Money Market Fund	04	2001	10.2169	10.4454	703,047
Sun Capital Money Market Fund	04	2000	10.0000	10.2169	0

Sun Capital Money Market Fund	05	2008	11.0657	11.1560	690,630
Sun Capital Money Market Fund	05	2007	10.7019	11.0657	674,522
Sun Capital Money Market Fund	05	2006	10.3760	10.7019	580,962
Sun Capital Money Market Fund	05	2005	10.2406	10.3760	763,880
Sun Capital Money Market Fund	05	2004	10.3104	10.2406	1,055,299
Sun Capital Money Market Fund	05	2003	10.3996	10.3104	975,068
Sun Capital Money Market Fund	05	2002	10.4300	10.3996	1,718,800
Sun Capital Money Market Fund	05	2001	10.2122	10.4300	1,364,950
Sun Capital Money Market Fund	05	2000	10.0000	10.2122	0

Sun Capital Money Market Fund	06	2008	10.9408	11.0132	552,355
Sun Capital Money Market Fund	06	2007	10.5972	10.9408	467,461
Sun Capital Money Market Fund	06	2006	10.2902	10.5972	517,923
Sun Capital Money Market Fund	06	2005	10.1713	10.2902	556,021
Sun Capital Money Market Fund	06	2004	10.2563	10.1713	737,489
Sun Capital Money Market Fund	06	2003	10.3608	10.2563	528,825
Sun Capital Money Market Fund	06	2002	10.4069	10.3608	768,413
Sun Capital Money Market Fund	06	2001	10.2052	10.4069	354,368
Sun Capital Money Market Fund	06	2000	10.0000	10.2052	0

Templeton Foreign Securities Fund Class 2	01	2008	24.0882	14.2177	0
Templeton Foreign Securities Fund Class 2	01	2007	21.0751	24.0882	7,603
Templeton Foreign Securities Fund Class 2	01	2006	17.5284	21.0751	8,198
Templeton Foreign Securities Fund Class 2	01	2005	16.0707	17.5284	8,975
Templeton Foreign Securities Fund Class 2	01	2004	13.6958	16.0707	9,599
Templeton Foreign Securities Fund Class 2	01	2003	10.4634	13.6958	10,289
Templeton Foreign Securities Fund Class 2	01	2002	10.0000	10.4634	0

Templeton Foreign Securities Fund Class 2	02	2008	23.8969	14.0832	16,433
Templeton Foreign Securities Fund Class 2	02	2007	20.9397	23.8969	21,697
Templeton Foreign Securities Fund Class 2	02	2006	17.4421	20.9397	34,014
Templeton Foreign Securities Fund Class 2	02	2005	16.0158	17.4421	26,853
Templeton Foreign Securities Fund Class 2	02	2004	13.6698	16.0158	25,124
Templeton Foreign Securities Fund Class 2	02	2003	10.4594	13.6698	10,033
Templeton Foreign Securities Fund Class 2	02	2002	10.0000	10.4594	22,607

Templeton Foreign Securities Fund Class 2	03	2008	23.7704	13.9944	0
Templeton Foreign Securities Fund Class 2	03	2007	20.8500	23.7704	0
Templeton Foreign Securities Fund Class 2	03	2006	17.3849	20.8500	0
Templeton Foreign Securities Fund Class 2	03	2005	15.9794	17.3849	0
Templeton Foreign Securities Fund Class 2	03	2004	13.6525	15.9794	0
Templeton Foreign Securities Fund Class 2	03	2003	10.4568	13.6525	0
Templeton Foreign Securities Fund Class 2	03	2002	10.0000	10.4568	0

Templeton Foreign Securities Fund Class 2	04	2008	23.7071	13.9501	19,346
Templeton Foreign Securities Fund Class 2	04	2007	20.8051	23.7071	28,671
Templeton Foreign Securities Fund Class 2	04	2006	17.3563	20.8051	24,593
Templeton Foreign Securities Fund Class 2	04	2005	15.9611	17.3563	21,152
Templeton Foreign Securities Fund Class 2	04	2004	13.6439	15.9611	12,039
Templeton Foreign Securities Fund Class 2	04	2003	10.4554	13.6439	9,499
Templeton Foreign Securities Fund Class 2	04	2002	10.0000	10.4554	2,867

Templeton Foreign Securities Fund Class 2	05	2008	23.5811	13.8618	13,635
Templeton Foreign Securities Fund Class 2	05	2007	20.7156	23.5811	30,030
Templeton Foreign Securities Fund Class 2	05	2006	17.2991	20.7156	72,497
Templeton Foreign Securities Fund Class 2	05	2005	15.9247	17.2991	48,818
Templeton Foreign Securities Fund Class 2	05	2004	13.6265	15.9247	42,168
Templeton Foreign Securities Fund Class 2	05	2003	10.4527	13.6265	32,566
Templeton Foreign Securities Fund Class 2	05	2002	10.0000	10.4527	0

Templeton Foreign Securities Fund Class 2	06	2008	23.3934	13.7304	18,912
Templeton Foreign Securities Fund Class 2	06	2007	20.5822	23.3934	31,652
Templeton Foreign Securities Fund Class 2	06	2006	17.2138	20.5822	33,763
Templeton Foreign Securities Fund Class 2	06	2005	15.8702	17.2138	29,446
Templeton Foreign Securities Fund Class 2	06	2004	13.6006	15.8702	20,215
Templeton Foreign Securities Fund Class 2	06	2003	10.4487	13.6006	10,909
Templeton Foreign Securities Fund Class 2	06	2002	10.0000	10.4487	0

Templeton Growth Securities Fund Class 2	01	2008	20.9813	11.9798	0
Templeton Growth Securities Fund Class 2	01	2007	20.7083	20.9813	0
Templeton Growth Securities Fund Class 2	01	2006	17.1719	20.7083	0
Templeton Growth Securities Fund Class 2	01	2005	15.9327	17.1719	0
Templeton Growth Securities Fund Class 2	01	2004	13.8710	15.9327	0
Templeton Growth Securities Fund Class 2	01	2003	10.6035	13.8710	0
Templeton Growth Securities Fund Class 2	01	2002	10.0000	10.6035	0

Templeton Growth Securities Fund Class 2	02	2008	20.8147	11.8666	11,392
Templeton Growth Securities Fund Class 2	02	2007	20.5752	20.8147	12,519
Templeton Growth Securities Fund Class 2	02	2006	17.0874	20.5752	22,738
Templeton Growth Securities Fund Class 2	02	2005	15.8783	17.0874	13,653
Templeton Growth Securities Fund Class 2	02	2004	13.8447	15.8783	5,956
Templeton Growth Securities Fund Class 2	02	2003	10.5994	13.8447	2,281
Templeton Growth Securities Fund Class 2	02	2002	10.0000	10.5994	158

Templeton Growth Securities Fund Class 2	03	2008	20.7045	11.7917	0
Templeton Growth Securities Fund Class 2	03	2007	20.4871	20.7045	0
Templeton Growth Securities Fund Class 2	03	2006	17.0314	20.4871	0
Templeton Growth Securities Fund Class 2	03	2005	15.8422	17.0314	0
Templeton Growth Securities Fund Class 2	03	2004	13.8272	15.8422	0
Templeton Growth Securities Fund Class 2	03	2003	10.5967	13.8272	0
Templeton Growth Securities Fund Class 2	03	2002	10.0000	10.5967	0

Templeton Growth Securities Fund Class 2	04	2008	20.6494	11.7544	11,217
Templeton Growth Securities Fund Class 2	04	2007	20.4430	20.6494	18,965
Templeton Growth Securities Fund Class 2	04	2006	17.0033	20.4430	17,658
Templeton Growth Securities Fund Class 2	04	2005	15.8241	17.0033	7,246
Templeton Growth Securities Fund Class 2	04	2004	13.8184	15.8241	7,481
Templeton Growth Securities Fund Class 2	04	2003	10.5954	13.8184	0
Templeton Growth Securities Fund Class 2	04	2002	10.0000	10.5954	0

Templeton Growth Securities Fund Class 2	05	2008	20.5396	11.6799	36,840
Templeton Growth Securities Fund Class 2	05	2007	20.3551	20.5396	71,993
Templeton Growth Securities Fund Class 2	05	2006	16.9474	20.3551	75,252
Templeton Growth Securities Fund Class 2	05	2005	15.7879	16.9474	47,458
Templeton Growth Securities Fund Class 2	05	2004	13.8009	15.7879	33,136
Templeton Growth Securities Fund Class 2	05	2003	10.5927	13.8009	11,111
Templeton Growth Securities Fund Class 2	05	2002	10.0000	10.5927	1,118

Templeton Growth Securities Fund Class 2	06	2008	20.3761	11.5692	13,162
Templeton Growth Securities Fund Class 2	06	2007	20.2240	20.3761	26,400
Templeton Growth Securities Fund Class 2	06	2006	16.8637	20.2240	22,642
Templeton Growth Securities Fund Class 2	06	2005	15.7339	16.8637	18,787
Templeton Growth Securities Fund Class 2	06	2004	13.7746	15.7339	11,473
Templeton Growth Securities Fund Class 2	06	2003	10.5886	13.7746	843
Templeton Growth Securities Fund Class 2	06	2002	10.0000	10.5886	0

PART B

MAY 1, 2009

FUTURITY III

AND

REGATTA CHOICE

VARIABLE AND FIXED ANNUITY

STATEMENT OF ADDITIONAL INFORMATION

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

Sun Life Assurance Company of Canada (U.S.)
Advertising and Sales Literature
Tax Deferred Accumulation
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contract
Custodian
Independent Registered Public Accounting Firm
Financial Strength and Credit Ratings
Financial Statements

The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of the Futurity III Variable and Fixed Annuity Contract and the Regatta Choice Variable and Fixed Annuity Contract (the "Contracts") issued by Sun Life Assurance Company of Canada (U.S.) (the "Company") in connection with Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") which is not included in the corresponding Prospectus dated May 1, 2009.  This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Sun Life Assurance Company of Canada (U.S.), c/o Annuity Division, P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by telephoning (888) 786-2435 for the Futurity Contracts or (800) 752-7215 for the Regatta Contracts.

The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.

------------------------------------------------------------------------------------------------------------------------
THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

Sun Life Financial Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life (U.S.). Sun Life Financial ultimately controls Sun Life (U.S.) through the following intervening companies: Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Global Investments Inc.

ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

A.M. BEST'S RATING SYSTEM is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

FITCH CREDIT RATING Company's Insurance Company Claims Paying Ability Rating is an independent evaluation by a nationally accredited rating organization of an insurance company's ability to meet its future obligations under the contracts and products it sells. The rating takes into account both quantitative and qualitative factors.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

STANDARD & POOR'S insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations of its insurance policies in accordance with their terms.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

MOODY'S Investors Services, Inc.'s insurance claims-paying rating is a system of rating an insurance company's financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

STANDARD & POOR'S INDEX - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

DOW JONES INDUSTRIAL AVERAGE (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

MORNINGSTAR, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and ""style box"" matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

IBBOTSON ASSOCIATES, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

In its advertisements and other sales literature for the Variable Account and the Funds, the Company intends to illustrate the advantages of the Contracts in a number of ways:

DOLLAR-COST AVERAGING ILLUSTRATIONS. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

SYSTEMATIC WITHDRAWAL PROGRAM. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. Consult your tax advisor.

THE COMPANY'S AND THE FUNDS' CUSTOMERS. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

THE COMPANY'S ASSETS, SIZE. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor's, Duff & Phelps and A.M. Best Company above); it may refer to its assets; and it may discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria.

COMPOUND INTEREST ILLUSTRATIONS. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart. The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how 3 different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. The third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

	10 YEARS	20 YEARS	30 YEARS

Non-Tax-Deferred Account	$16,856	$28,413	$ 47,893

Tax-Deferred Account	$21,589	$46,610	$100,627

Tax-Deferred Account After Paying Taxes	$17,765	$34,528	$ 70,720

THIS ILLUSTRATION IS HYPOTHETICAL AND DOES NOT REPRESENT THE PROJECTED PERFORMANCE OF THE CONTRACT OR ANY OF ITS INVESTMENT OPTIONS. THE ILLUSTRATION DOES NOT REFLECT THE DEDUCTION OF ANY CHARGES OR FEES RELATED TO PORTFOLIO MANAGEMENT, MORTALITY AND EXPENSE, OR ACCOUNT ADMINISTRATION. TAXES ON EARNINGS WITHIN AN ANNUITY ARE DUE UPON WITHDRAWAL. WITHDRAWALS MAY ALSO BE SUBJECT TO SURRENDER CHARGES AND, IF MADE PRIOR TO AGE 59½, A 10% FEDERAL PENALTY TAX.

TAX-DEFERRED ACCUMULATION

In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract's accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly that a comparable investment under which increases in value are taxed on a current basis.

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Variable Account's investment returns. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contract or in general on a tax-deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contract in a chart would reflect the deduction of Contract expenses, such as the mortality and expense risk charge, the 0.15% administrative charge, and the $50 annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

In developing illustrative tax deferral charts, we will observe these general principles:

●	The assumed rate of earnings will be realistic.
●	The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.
●	Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.
●	A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59½ at the time of surrender.

The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary among Participants.

CALCULATIONS

EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATION

Suppose the net asset value of a Fund share at the end of the current valuation period is $18.38; at the end of the immediately preceding valuation period was $18.32; the Valuation Period is one day; and no dividends or distributions caused Fund shares to go ""ex-dividend"" during the current Valuation Period. $18.38 ÷ $18.32 = 1.00327511. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00004280 (the daily equivalent of the current maximum charge of 1.55% on an annual basis) gives a net investment factor of 1.00323231. If the value of the variable accumulation unit for the immediately preceding valuation period had been 14.5645672, the value for the current valuation period would be 14.6116444 (14.5645672 x 1.00323231).

EXAMPLE OF VARIABLE ANNUITY UNIT CALCULATION

Suppose the circumstances of the first example exist, and the value of an annuity unit for the immediately preceding valuation period had been 12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the annuity unit for the current valuation period would be 12.3846325 (12.3456789 x 1.00323648 (the Net Investment Factor based on the daily equivalent of maximum annuity phase charge of 1.40% on an annual basis) x 0.99991902). 0.99991902 is the factor, for a one day Valuation Period that neutralizes the assumed interest rate of 3% per year used to establish the Annuity Payment Rates found in certain Contracts.

EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATION

Suppose that a Participant Account is credited with 8,765.4321 variable accumulation units of a particular Sub-Account but is not credited with any fixed accumulation units; that the variable accumulation unit value and the annuity unit value for the particular Sub-Account for the valuation period which ends immediately preceding the annuity commencement date are 14.5645672 and 12.3456789 respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the annuity unit value on the day prior to the second variable annuity payment date is 12.3846325. The first variable annuity payment would be $865.57 (8,765.4321 x 14.5645672 x 6.78 ÷ 1,000). The number of annuity units credited would be 70.1112 ($865.57 ÷ 12.3456789) and the second variable annuity payment would be $868.30 (70.1112 x 12.3846325).

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis through the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. ("Clarendon"). Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its subsidiary, Sun Life Insurance and Annuity Company of New York, and variable life insurance contracts issued by the Company.

In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time.

Commissions will not be paid to selling agents with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contracts, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading ""Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates.""

CUSTODIAN

We are the Custodian of the assets of the Variable Account.  We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated March 27, 2009, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph, referring to the Company changing its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changing its method of accounting for income taxes as required by accounting guidance adopted on January 1, 2007), and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  Their office is located at 200 Berkeley Street, Boston, Massachusetts.

The financial statements of Sun Life of Canada (U.S.) Variable Account F that are included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein (which reports, dated April 24, 2009, accompanying the financial statements express an unqualified opinion) and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

FINANCIAL STRENGTH AND CREDIT RATINGS

Financial strength and credit ratings risk is the risk of a downgrade by rating agencies of the Company’s financial strength and/or credit ratings.

Financial strength ratings represent the opinions of rating agencies regarding the financial ability of an insurance company to meet its obligations under insurance policies. In recent months, the rating agencies have placed a negative outlook on the North American life insurance industry, as a result of the deterioration of global equity and credit markets. Three independent rating agencies have lowered the Company’s financial strength ratings. On March 6, 2009, Standard & Poor’s lowered the Company’s financial strength rating from AA+ (very strong) to AA (very strong). On February 27, 2009, A.M. Best lowered the Company’s financial strength rating from A++ (superior) to A+ (superior). On February 12, 2009, Moody’s lowered the Company’s financial strength rating from Aa2 (excellent) to Aa3 (excellent).

A material downgrade in the Company’s financial strength ratings may have an adverse effect on its financial condition and results of operations through loss of sales, higher levels of surrenders and withdrawals, higher reinsurance and may potentially require the Company to reduce prices for products and services to remain competitive.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included herein. The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Sun Life Assurance Company of Canada (U.S.)
Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and subsidiaries (the “Company”) as of December 31, 2008 and 2007, and the related consolidated statements of operations, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2008.  Our audits also included the financial statement schedules listed in the Index at Item 15.  These financial statements and financial statement schedules are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.  Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for income taxes as required by accounting guidance adopted on January 1, 2007.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 27, 2009

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands)
For the years ended December 31,

	2008	2007	2006

Revenues:
Premiums and annuity considerations	$122,733	$110,616	$59,192
Net investment (loss) income (1)	(1,789,835)	1,098,592	1,206,081
Net derivative (loss) income (2)	(871,544)	(193,124)	9,089
Net realized investment losses	(38,241)	(61,048)	(44,511)
Fee and other income	564,753	479,904	398,622
Subordinated notes early redemption premium	-	25,578	-

Total revenues	(2,012,134)	1,460,518	1,628,473

Benefits and expenses:
Interest credited	561,626	629,823	633,405
Interest expense	106,777	101,532	130,802
Policyowner benefits	443,517	229,485	156,970
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired (3)	(1,021,026)	189,121	399,182
Goodwill impairment	701,450	-	-
Other operating expenses	289,346	283,815	231,434
Partnership capital securities early redemption payment	-	25,578	-

Total benefits and expenses	1,081,690	1,459,354	1,551,793

(Loss) income before income tax benefit	(3,093,824)	1,164	76,680

Income tax benefit:
Federal	(858,989)	(24,289)	(1,717)
State	6	431	105
Income tax benefit	(858,983)	(23,858)	(1,612)

Net (loss) income	$(2,234,841)	$25,022	$78,292

(1)
Net investment (loss) income includes a (decrease) increase in market value of trading fixed maturity securities of $(2,762.9) million, $(88.4) million and $15.2 million for the years ended December 31, 2008, 2007 and 2006, respectively.

(2)
Net derivative loss for the year ended December 31, 2008 includes $166.1 million of income related to the Company’s adoption of Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurement,” which is further discussed in Note 5.

(3)
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired for the year ended December 31, 2008 includes $3.2 million of expenses related to the Company’s adoption of SFAS No. 157, which is further discussed in Note 5.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED BALANCE SHEETS
(in thousands except per share data)

ASSETS	December 31, 2008	December 31, 2007
Investments
Available-for-sale fixed maturities at fair value (amortized cost of $782,861 and $11,848,397 in 2008 and 2007, respectively)	$674,020	$11,503,230
Trading fixed maturities at fair value (amortized cost of $14,909,429 and $3,938,088 in 2008 and 2007, respectively)	11,762,146	3,867,011
Mortgage loans	2,083,003	2,318,341
Derivative instruments – receivable	727,103	609,261
Limited partnerships	78,289	164,464
Real estate	201,470	201,777
Policy loans	729,407	712,633
Other invested assets	211,431	568,676
Cash and cash equivalents	1,624,149	1,169,701
Total investments and cash	18,091,018	21,115,094

Accrued investment income	282,564	290,363
Deferred policy acquisition costs	2,862,401	1,603,397
Value of business and customer renewals acquired	179,825	51,806
Net deferred tax asset	856,845	15,945
Goodwill	7,299	708,829
Receivable for investments sold	7,548	3,482
Reinsurance receivable	3,076,615	2,709,249
Other assets	222,840	311,999
Separate account assets	20,531,724	24,996,603

Total assets	$46,118,679	$51,806,767

LIABILITIES

Contractholder deposit funds and other policy liabilities	$17,545,721	$18,262,569
Future contract and policy benefits	1,014,688	823,588
Payable for investments purchased	363,513	199,210
Accrued expenses and taxes	118,671	123,065
Debt payable to affiliates	1,998,000	1,945,000
Reinsurance payable to affiliate	1,650,821	1,691,884
Derivative instruments – payable	1,494,341	446,640
Other liabilities	605,945	888,061
Separate account liabilities	20,531,724	24,996,603

Total liabilities	45,323,424	49,376,620

Commitments and contingencies – Note 21

STOCKHOLDER’S EQUITY

Common stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding in 2008 and 2007	6,437	6,437
Additional paid-in capital	2,872,242	2,146,436
Accumulated other comprehensive loss	(129,884)	(92,403)
(Accumulated deficit) Retained earnings	(1,953,540)	369,677

Total stockholder’s equity	795,255	2,430,147

Total liabilities and stockholder’s equity	$46,118,679	$51,806,767

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in thousands)
For the years ended December 31,

	2008	2007	2006

Net (loss) income	$(2,234,841)	$25,022	$78,292

Other comprehensive loss:
Change in unrealized losses on available-for-sale securities, net of tax and policyholder amounts (1)	(84,234)	(119,775)	(46,229)
Change in pension and other postretirement plan adjustments, net of tax (2)	(66,998)	11,197	1,842
Reclassification adjustments of net realized investment losses into net (loss) income (3)	25,718	2,145	40,673
Other comprehensive loss	(125,514)	(106,433)	(3,714)

Comprehensive (loss) income	$(2,360,355)	$(81,411)	$74,578

(1)	Net of tax benefit of $ 45.4 million, $64.7 million and $25.5 million for the years ended December 31, 2008, 2007 and 2006, respectively.
(2)	Net of tax benefit (expense) of $36.1 million, $(6.0) million and $(0.2) million for the years ended December 31, 2008, 2007 and 2006, respectively.
(3)	Net of tax expense of $13.8 million, $1.2 million and $21.9 million for the years ended December 31, 2008, 2007 and 2006, respectively.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
(in thousands)
For the years ended December 31,

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	(Accumulated Deficit) Retained Earnings	Total Stockholder’s Equity

Balance at December 31, 2005	$6,437	$2,138,880	$19,260	$561,187	$2,725,764

Adjustment to initially apply SFAS No. 158, net of tax	-	-	(1,516)	-	(1,516)
Net income	-	-		78,292	78,292
Dividends	-	-	-	(300,000)	(300,000)
Tax benefit from stock options	-	4,528	-	-	4,528
Other comprehensive loss	-	-	(3,714)	-	(3,714)

Balance at December 31, 2006	6,437	2,143,408	14,030	339,479	2,503,354

Cumulative effect of accounting changes related to the adoption of FASB Interpretation No. 48, net of tax	-	-	-	5,176	5,176
Net income	-	-	-	25,022	25,022
Tax benefit from stock options	-	3,028	-	-	3,028
Other comprehensive loss	-	-	(106,433)	-	(106,433)

Balance at December 31, 2007	6,437	2,146,436	(92,403)	369,677	2,430,147

Cumulative effect of accounting changes related to the adoption of SFAS Nos.158 and 159, net of tax	-	-	88,033	(88,376	(343)
Net loss	-	-	-	(2,234,841)	(2,234,841)
Tax benefit from stock options	-	806	-	-	806
Capital contribution from Parent	-	725,000	-	-	725,000
Other comprehensive loss	-	-	(125,514)	-	(125,514)

Balance at December 31, 2008	$6,437	$2,872,242	$(129,884)	$(1,953,540)	$795,255

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the years ended December 31,

	2008	2007	2006

Cash Flows From Operating Activities:
Net (loss) income	$(2,234,841)	$25,022	$78,292
Adjustments to reconcile net income to net cash provided by operating activities:
Net amortization of premiums on investments	28,371	40,668	58,752
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired	(1,021,026)	189,121	399,182
Depreciation and amortization	6,711	7,460	4,608
Net losses (gains) on derivatives	812,717	131,503	(11,853)
Net realized losses on available-for-sale investments	38,241	61,048	44,511
Changes in fair value of trading investments	2,762,893	88,398	(15,235)
Net realized losses (gains) on trading investments	380,969	(4,655)	(373)
Undistributed income on private equity limited partnerships	(9,796)	(23,027)	(29,120)
Interest credited to contractholder deposits	561,626	629,823	633,405
Goodwill impairment	701,450	-	-
Deferred federal income taxes	(773,143)	43,366	4,180
Changes in assets and liabilities:
Additions to deferred policy acquisition costs and value of business and customer renewals acquired	(365,686)	(379,941)	(262,895)
Accrued investment income	7,799	855	(29,711)
Net change in reinsurance receivable/payable	(260,860)	33,161	77,063
Future contract and policy benefits	191,024	66,550	(6,619)
Other, net	253,160	(134,356)	14,268
Net cash provided by operating activities	1,079,609	774,996	958,455

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	101,757	4,252,780	5,872,190
Trading fixed maturities	1,808,498	728,633	2,172,797
Mortgage loans	294,610	355,146	248,264
Real estate	1,141	-	-
Other invested assets	692,157	667,683	184,646
Redemption of subordinated note from affiliates	-	600,000	-
Purchases of:
Available-for-sale fixed maturities	(129,474)	(2,557,841)	(4,002,244)
Trading fixed maturities	(2,175,143)	(829,469)	(4,038,950)
Mortgage loans	(58,935)	(399,566)	(780,592)
Real estate	(5,414)	(19,439)	(20,619)
Other invested assets	(122,447)	(57,864)	(489,493)
Early redemption premium	-	25,578	-
Net change in other investments	(349,964)	(361,781)	399,514
Net change in policy loans	(16,774)	(3,007)	(7,857)

Net cash provided by (used in) investing activities	$40,012	$2,400,853	$(462,344)

Continued on next page

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the years ended December 31,

	2008	2007	2006

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$2,190,099	$1,924,784	$3,520,138
Withdrawals from contractholder deposit funds	(3,616,458)	(4,533,405)	(3,690,351)
Repayments of debt	(122,000)	(980,000)	-
Debt proceeds	175,000	1,000,000	200,000
Dividends paid to stockholder	-	-	(300,000)
Capital contribution from Parent	725,000	-	-
Early redemption payment	-	(25,578)	-
Other, net	(16,814)	29,971	4,528
Net cash used in financing activities	(665,173)	(2,584,228)	(265,685)

Net change in cash and cash equivalents	454,448	591,621	230,426

Cash and cash equivalents, beginning of year	1,169,701	578,080	347,654

Cash and cash equivalents, end of year	$1,624,149	$1,169,701	$578,080

Supplemental Cash Flow Information
Interest paid	$109,532	$73,116	$130,686
Income taxes (refunded) paid	$(113,194)	$(16,281)	$22,724

Supplemental Schedule of non-cash investing and financing activities

Effective November 8, 2007, the Company’s subsidiary, Sun Life Financial (U.S.) Reinsurance Company (“Sun Life Vermont”), entered into a reinsurance agreement with Sun Life Assurance Company of Canada (“SLOC”), the Company’s affiliate, under which Sun Life Vermont assumed the risks of certain individual universal life insurance contracts issued and to be issued by SLOC.  This agreement is described more fully in Note 1 and Note 9.  As part of the transaction, the Sun Life Vermont assumed $553.7 million of contractholder deposits, future contract and policy benefits of $20.4 million, funds withheld asset of $551.8 million, and a deferred loss of $22.3 million, all of which are considered non-cash items for purposes of the Company’s consolidated statement of cash flows.

The Company did not pay any dividends to its direct parent in 2008 and 2007, respectively.  The Company declared and paid to its direct parent, Sun Life of Canada (U.S.) Holdings, Inc., cash dividends of $300.0 million in 2006.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the “Company”) and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual universal life insurance, individual and group fixed and variable annuities, funding agreements, group life, group disability, group dental and group stop loss insurance.  These products are distributed through individual insurance agents, financial planners, insurance brokers and broker-dealers to both the tax qualified and non-tax-qualified markets.  The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.  In addition, the Company’s wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York (“SLNY”), is authorized to transact business in the State of New York.

The Company is a stock life insurance company incorporated under the laws of Delaware.  The Company is a direct wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. (the “Parent”).  The Company is also an indirect wholly-owned subsidiary of Sun Life Financial Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934.  SLF and its subsidiaries are collectively referred to herein as “Sun Life Financial.”

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for stock life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries.  As of December 31, 2008, the Company directly or indirectly owned all of the outstanding shares or members interest of SLNY, which issues individual fixed and variable annuity contracts, group life, group disability, group dental and stop loss insurance, and individual life insurance in New York; Independence Life and Annuity Company (“INDY”), a Rhode Island life insurance company that sold variable and whole life insurance products; Sun Life Financial (U.S.) Reinsurance Company (“Sun Life Vermont”), a Vermont special purpose financial captive insurance company; Clarendon Insurance Agency, Inc., a registered broker-dealer; SLF Private Placement Investment Company I, LLC; Sun Parkaire Landing LLC; 7101 France Avenue Manager, LLC; Sun MetroNorth, LLC; and SLNY Private Placement Investment Company I, LLC.

On September 6, 2006 the Company entered into an agreement with Credit and Repackaged Securities Limited Series 2006-10 Trust (the “CARS Trust”).  Through this agreement, the Company purchased a funded note, which is referenced through a credit default swap to the credit performance of a portfolio of corporate reference entities.  The Company entered into this credit structure for yield enhancement.  As the sole beneficiary of the CARS Trust, the Company is required to consolidate this trust under the requirements of FASB Interpretation No. 46, “Consolidation of Variable Interest Entities, an interpretation of ARB No. 51 (Revised December 2003)” (“FIN 46(R)”).  As a result of the consolidation, the Company has recorded in its balance sheet a credit default swap held by the CARS Trust.   At issue, the swap had a seven year term, maturing in 2013.  Under the terms of the swap, the CARS Trust will be required to make payments to the swap counterparty upon the occurrence of a credit event, with respect to any reference entity, that is in excess of the threshold amount specified in the swap agreement.  At December 31, 2008, the CARS Trust has not had to make any payments under the terms of the swap as the sum of all credit events has not exceeded the threshold amount.  At December 31, 2008 the fair value of the credit default swap is $(42.1) million.  Under the terms of the credit derivative, the maximum future payments the CARS Trust could be required to make is $55.0 million.  In the event the trust was required to make any payments under the swap, the underlying assets held by the trust would be liquidated to fund the payment.  If the disposition of these assets is insufficient to fund the payment calculated, then under the terms of the agreement, the cash settlement amount would be capped at the amount of the proceeds from the sale of the underlying assets.  As of December 31, 2008, the fair value of the assets held as collateral by the CARS Trust was $42.3 million.

The Company had a greater than or equal to 20%, but less than 50%, interest in seven variable interest entities (“VIEs”) at December 31, 2008.  The Company is a creditor in four trusts and three limited liability companies that were used to finance commercial mortgages and franchise receivables and equipment used in utility generation.  The Company’s maximum exposure to loss related to all of these VIEs is the investments’ carrying value, which was $36.5 million and $88.4 million at December 31, 2008 and 2007, respectively.  The investments in these VIEs mature between January 2008 and October 2024.  As the Company will not absorb a majority of the VIEs’ expected losses or receive a majority of the expected returns, the Company is not required to consolidate these VIEs, in accordance with FIN 46(R).  See Note 4 for information with respect to leveraged leases.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION (CONTINUED)

In order to determine whether the Company is, or is not, the primary beneficiary of a VIE, the Company performs an assessment of the level of each party’s participation in controlling the entity by means other than a voting interest, which includes assumptions about the sufficiency of an equity investment at risk, the essential characteristics of a controlling financial interest, and the significance of voting rights in relation to economic interests.  If the Company is exposed to the majority of the expected losses, the majority of the expected residual returns, or both, associated with a VIE then the Company is the VIE’s primary beneficiary and must consolidate the entity.

The VIEs are generally financed with equity through the establishment of a trust by a trustee.  The carrying amount of the VIEs for which the Company has significant influence have been included in trading fixed maturities on the consolidated balance sheets.

All material intercompany transactions and balances between the Company and its subsidiaries have been eliminated in consolidation.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  The most significant estimates are those used in determining the fair value of financial instruments, goodwill, deferred policy acquisition costs (“DAC”), value of business acquired (“VOBA”), value of customer renewals acquired (“VOCRA”), liabilities for future contract and policyholder benefits, other-than-temporary impairments of investments and valuation allowance on deferred tax assets.  Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, fixed maturity securities, mortgage loans, equity securities, derivative financial instruments, debt, loan commitments and financial guarantees.  These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation.  The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents primarily include cash, commercial paper and money market investments.  All such investments have maturities of three months or less when purchased.

INVESTMENTS

The Company accounts for its investments in accordance with SFAS No. 115, “Accounting for Certain Investments in Debt and Equity Securities.”  At the time of purchase, fixed maturity securities are classified as either held-to-maturity, trading or available-for-sale.  In order for a security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the security to maturity.  Securities held-to-maturity are stated at cost, adjusted for amortization of premiums and accretion of discounts.  Securities which the Company has elected to measure at fair value under SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” are classified as trading securities.  Although classified as trading securities, the Company’s intent is to not sell these securities in the near term.  Trading securities are carried at aggregate fair value with changes in market value reported as a component of net investment income.  Securities that do not meet the held-to-maturity or trading criterion are classified as available-for-sale.  Included with available-for-sale fixed maturity securities are forward purchase commitments on mortgage backed securities better known as To Be Announced (“TBA”) securities.  The Company records TBA purchases on the trade date and the corresponding payable is recorded as an outstanding liability in payable for investments purchased until the settlement date of the transaction.  Available-for-sale securities, that are not considered other-than-temporarily impaired, are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (continued)

The Company determines the fair value of its publicly traded fixed maturities using four primary pricing methods: third-party pricing services, independent non-binding broker quotes, pricing matrices, and pricing models.  Prices are first sought from third party pricing services; the remaining unpriced securities are priced using one of the remaining three methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing matrices and models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as collateralized mortgage obligations (“CMO”), commercial mortgage-backed securities (“CMBS”), and asset-backed securities (“ABS”), are priced using a matrix, fair value model or independent broker quotations.  CMBS securities, which are a subset of the Company's CMO holdings, are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Other CMOs and ABS are priced using matrices, models or independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, mortgage-backed securities (“MBS”), CMBS, and CMOs.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately placed fixed maturities, fair values are estimated using matrices, which take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately placed fixed maturities are also priced using market prices or broker quotes.  The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The Company’s ability to liquidate positions in privately placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively traded market.  Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties using inputs, including estimates and assumptions, a market participant would utilize.  The Company performs a monthly analysis on the prices received from third parties to assess if the prices represent a reasonable estimate of the fair value.  The process is both quantitative and qualitative and includes back testing of recent trades, review of key assumptions such as spreads, duration, credit rating, and on-going review of third-party pricing services methodologies.  The Company performs further testing on those securities whose prices do not fall within a pre-established tolerance range.  This testing includes looking at specific market events that may affect pricing or obtaining additional information or new prices from the third-party pricing service.  Additionally, the Company makes a selection of securities from its portfolio and compares the price received from its third-party pricing services to an independent source, creates option adjusted spreads or obtains additional broker quotes to corroborate the current market price.  Historically, the Company has found no material variances between the prices received from third-party pricing sources and the results of its testing.

The Company's accounting policy for impairment requires recognition of an other-than-temporary impairment write-down on a security if it is determined that the Company anticipates that it will be unable to recover all amounts due under the contractual obligations of the security.  Additionally, in the event that securities that are expected to be sold before the fair value of the security recovers to amortized cost, an other-than-temporary impairment charge is also taken.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (continued)

Some structured securities, typically those rated single A or below, are subject to Emerging Issues Task Force Issue No.  99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continued to Be Held by a Transferor in Securitized Financial Assets” (“EITF 99-20”).  EITF 99-20 requires the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that the present value of the estimated cash flows is less than amortized cost, an other-than-temporary impairment charge is recorded.  Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.

Other-than-temporary impairments are classified as either credit-related or interest-related.  The Company categorizes other-than-temporary impairments as credit-related if there are current fundamental credit concerns regarding the issuers’ ability to pay all principal and interest amounts due, according to the contractual terms of the security or if the decline in fair value of the security is driven by issuer-specific credit events.  The Company characterizes impairments as interest-related if the depression in fair value of the security was due primarily to changes in interest or general credit spread widening and for which the Company has determined it no longer has the intent or ability to hold a security until recovery to amortized cost.  Once an other-than-temporary impairment charge has been recorded, the Company continues to review the other-than-temporarily impaired securities for additional impairment.  The net realized loss from other-than-temporary impairments is recorded in the income statement as the difference between the fair value and the amortized cost of the security.

The Company incurred realized losses totaling $41.9 million and $68.1 million for the years ended December 31, 2008 and 2007, respectively, for other-than-temporary impairments on its available-for-sale fixed maturity securities.  The entire balance of $41.9 million realized losses for other-than-temporary impairments for the year ended December 31, 2008 were credit-related.  Of the $68.1 million realized losses for other-than-temporary impairments for the year ended December 31, 2007, $52.0 million was credit-related and $16.1 million was interest-related.

The Company discontinues the accrual of income on its holdings for issuers that are in default.  Investment income would have increased by $4.6 million for the year ended December 31, 2008, if these holdings were performing.  Accrued income was not materially impacted by the termination of accrual accounting on these holdings for the year ended December 31, 2007. As of December 31, 2008, the fair market value of holdings for issuers in default was $17.9 million.  As of December 31, 2007, the Company did not have any holding for issuers that were in default.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses.  Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses.  Mortgage loans, which include primarily commercial first mortgages, are diversified by property type and geographic area throughout the United States.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.  The Company assesses the value of the collateral annually.

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan.  Measurement of impairment is based on the lower of the present value of expected future cash flows discounted at the loan's effective interest rate or on the loan's observable market price. For the year ended December 31, 2008, the Company incurred realized losses of $3.0 million for impairments on mortgage loans.  A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount.  The Company did not incur losses for impairments on mortgage loans for the year ended December 31, 2007.  Loans are also charged against the allowance when determined to be uncollectible.  The allowance is based on a continuing review of the loan portfolio, past loss experience, and current economic conditions, which may affect the borrower's ability to pay.  While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in calculating the valuation allowance.

Real estate investments are held for the production of income or are held for sale.  Real estate investments held for the production of income are carried at the lower of cost or market.  Depreciation of buildings and improvements is calculated using the straight line method over the estimated useful life of the property, generally 40 to 50 years.  Real estate investments held for sale are primarily acquired through foreclosure of mortgage loans.  The cost of real estate that has been acquired through foreclosure is the estimated fair value less estimated costs to dispose at the time of foreclosure.  Real estate investments are diversified by property type and geographic area throughout the United States.

Policy loans are carried at the amount of outstanding principal balance.  Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Investments in private equity limited partnerships are accounted for by the equity method of accounting.

The Company uses derivative financial instruments including swaps, options, and futures as a means of hedging exposure to interest rate, currency and equity price risk.  Derivatives are carried at fair value and changes in fair value are recorded as a component of derivative income.

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method.  When an impairment of a specific available-for-sale investment is determined to be other-than-temporary, a realized investment loss is recorded.  Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Interest income is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower's financial position, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful.  When an investment is placed in non-accrual status, all interest accrued is reversed against current period interest income.  Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

The Company manages funds withheld assets related to certain reinsurance agreements.  These assets are primarily comprised of fixed maturity securities and mortgages and are accounted for consistent with the policies described above.  Investment income on funds withheld reinsurance portfolios is included as a component of net investment income.  See Note 7.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting and other costs that vary with and are primarily related to the production of new business.  Acquisition costs related to investment-type contracts, primarily deferred annuity, universal life and guaranteed investment contracts (“GICs”) are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts.  Estimated gross profits are composed of net investment income, net realized and unrealized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses.

Estimating future gross profit is a complex process requiring considerable judgment and the forecasting of events into the future based on historical information and actuarial assumptions.  These assumptions are subject to an annual review process.  Changes in any of the assumptions that serve to increase or decrease the estimated future gross profits will cause the amortization of DAC to decrease or increase, respectively, in the current period.  During 2008 and 2007, changes in estimated future gross profits were driven by recent experience and expectations of future performance and are related mainly to changes in lapse assumptions, future growth rates of capital markets assumptions, and expense assumptions.

DAC amortization is reviewed regularly and adjusted retrospectively when the Company calculates the actual profits or losses and revises its estimate of future gross profits to be realized from investment-type contracts, including realized and unrealized gains and losses from investments.

Although recovery of DAC is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of DAC considered recoverable, however, could be reduced in the near term if the future estimates of gross profits are reduced.

Prior to the Company’s adoption of SFAS No. 159 on January 1, 2008, DAC was adjusted for amounts relating to the change in unrealized investment gains and losses on available-for-sale fixed maturity securities that supported policyholder liabilities.  This adjustment, net of tax, was included with the change in net unrealized investment gains or losses that were recorded in accumulated other comprehensive loss.  Due to the adoption of SFAS No. 159, the net change in the market value of the securities supporting policyholder liabilities is recorded in the statement of operations in 2008, versus accumulated other comprehensive income in prior years. Accordingly, the effect of such market value changes on DAC is recorded in the statement of operations in 2008.

VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

VOBA represents the actuarially-determined present value of projected future gross profits from policies in force at the date of their acquisition.  This amount is amortized in proportion to the projected emergence of profits or premium income over the estimated life of the purchased block of business.

VOCRA represents the actuarially determined present value of projected future profits arising from the existing in-force business at the date of acquisition to the next policy renewal date.  This amount is amortized in proportion to the projected premium income over the period from the first renewal date to the end of the projected life of the policies.

Although recovery of VOBA and VOCRA is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of VOBA and VOCRA considered recoverable, however, could be reduced in the near term if the future estimates of gross profits are reduced.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GOODWILL

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the Company’s acquisition of Keyport Life Insurance Company (“Keyport”) on November 1, 2001 and the transfer of goodwill to SLNY based on a series of agreements between SLNY and Sun Life and Health Insurance Company (U.S.) (“SLHIC”), an affiliate, effective May 31, 2007.  Goodwill obtained in connection with the purchase of Keyport is allocated to the Wealth Management Segment.  Goodwill obtained through the agreement between SLHIC and SLNY is allocated to the Group Protection Segment in the Company’s subsidiary, SLNY.

In accordance with SFAS No. 142, “Goodwill and Other Intangible Assets,” goodwill is tested for impairment on an annual basis.  The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets during the second quarter of 2008 and concluded that these assets were not impaired.   Due to market declines in the fourth quarter of 2008, the Company performed additional analyses of goodwill and indefinite-lived intangible assets and concluded that the goodwill obtained in connection with the purchase of Keyport was impaired.  An estimate of the fair value of the reporting unit was calculated, based on an actuarial appraisal of the embedded value of the reporting unit.  This fair value was then allocated among the reporting unit’s tangible and intangible assets and its liabilities to determine the implied fair value of goodwill.  As a result, the Company recorded an impairment charge of $701.5 million in the fourth quarter, which represents the entire balance of goodwill obtained in connection with the purchase of Keyport.  The impairment charge is allocated to the Wealth Management Segment.

The Company also tested the goodwill maintained in the Group Protection Segment and concluded that it is not impaired at December 31, 2008.

OTHER ASSETS

Property, equipment, leasehold improvements and capitalized software costs that are included in other assets are stated at cost, less accumulated depreciation and amortization.  Depreciation and amortization are calculated using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years.  Depreciation and amortization expenses were $1.3 million and $2.5 million for years ended December 31, 2008 and 2007, respectively.

Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.  Intangible assets are also included in other assets.

Intangible assets, which are recorded in other assets, consist of state insurance licenses that are not subject to amortization, product rights that have a weighted-average useful life of 7 years, and the value of distribution, which was transferred to SLNY from SLHIC.  The value of distribution represents the present value of projected future profits arising from sales of new business by brokers with whom SLHIC had an existing distribution relationship contract.  This amount is amortized on a straight-line basis over 25 years, representing the period over which the Company expects to earn premiums from new sales stemming from the added distribution capacity.

POLICY LIABILITIES AND ACCRUALS

Future contract and policy benefit liabilities include amounts reserved for future policy benefits payable upon contingent events as well as liabilities for unpaid claims due as of the statement date.  Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in-force.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY LIABILITIES AND ACCRUALS (continued)

Policy reserves for annuity contracts include liabilities held for group pension and payout annuity payments and liabilities held for product guarantees on variable annuity products, such as guaranteed minimum death benefits.  Reserves for pension and payout annuity contracts are calculated using the best-estimate interest and decrement assumptions that were set at the time that loss recognition testing resulted in additional reserves.  The Company periodically reviews its policies for loss recognition based upon management’s best estimates.  From time to time the Company may recognize a loss on certain lines of business.  For the year ended December 31, 2007, additional reserves of $31.4 million were recorded as a reduction to income and additional reserves of $7.5 million were recorded as a component of other comprehensive loss. The Company did not record any adjustment to reserves related to loss recognition for the year ended December 31, 2008.

Reserves for guaranteed minimum death benefits and guaranteed minimum income benefits are calculated according to the methodology of American Institute of Certified Public Accountants (“AICPA”) Statement of Position  (“SOP”) 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts,” whereby the expected benefits provided by the guarantees are spread over the duration of the contract in proportion to the benefit assessments.

Policy reserves for universal life contracts are held for benefit coverages that are not fully provided for in the policy account value.  These include rider coverages, conversions from group policies, and benefits provided under market conduct settlements.

Policy reserves for group life and health contracts are calculated using standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company’s earned investment yield and the morbidity and mortality tables used are standard industry tables modified to reflect the Company’s actual experience when appropriate.  In particular, for the Company’s group known claim reserves and the mortality and morbidity tables for the early durations of claims are based exclusively on the Company’s experience, incorporating factors such as age at disability, sex and elimination period.  These reserves are computed at amounts that, with interest compounded annually at assumed rates, are expected to meet the Company’s future obligations.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported.  The amount reported is based upon historical experience, adjusted for trends and current circumstances.  Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.  Revisions of these estimates are included in operations in the year such refinements are made.

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities, single premium whole life policies (“SPWL”), GICs and funding agreements.  The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments, partial withdrawals and surrenders.  The liabilities are not reduced by surrender charges.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE AND EXPENSES

Premiums for traditional individual life products are considered earned revenue when due.  Premiums related to group life, group stop loss, group dental and group disability insurance are recognized as earned revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.  Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy.  For universal life-type and investment-type contracts, expenses include interest credited to policyholders’ accounts and death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when the services are provided.

INCOME TAXES

The Company accounts for current and deferred income taxes in accordance with SFAS No. 109, “Accounting for Income Taxes,” and recognizes reserves for income taxes in accordance with FASB Interpretation Number (“FIN”) 48, “Accounting for Uncertainty in Income Taxes.”

Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date. The Company’s differences between the bases of assets and liabilities used for financial statement versus tax reporting primarily result from policy reserves, policy acquisition expenses and unrealized gains and losses on investments.

Also as prescribed by SFAS No. 109, the Company performs the required recoverability test in terms of its ability to realize its recorded net deferred tax assets.  In making this determination, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies and recent financial operations.  Using this available evidence, the Company performs an assessment of the future recoverability of its net deferred tax assets and records a valuation allowance in instances when it is not more likely than not that the deferred tax assets will be realized.

For the years ended December 31, 2008, 2007 and 2006, the Company participated in a consolidated federal income tax return with the Parent and other affiliates. For the year ended December 31, 2008, the Company and its subsidiaries were part of the consolidated federal income tax return.  For the year ended December 31, 2007, INDY and Sun Life Vermont were included as part of the consolidated federal income tax return, but SLNY filed stand-alone federal income tax returns.  For the year ended December 31, 2006, the Company’s subsidiaries INDY and SLNY filed stand-alone federal income tax returns.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing variable benefits.  Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts.  Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company.  Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder.  The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts.  The activity of the separate accounts is not reflected in the consolidated financial statements except for:  (1) the fees the Company receives, which are assessed periodically and recognized as revenue when assessed; and (2) the activity related to the guaranteed minimum death benefit (“GMDB”), guaranteed minimum income benefit (“GMIB”), guaranteed minimum accumulation benefit (“GMAB”) and guaranteed minimum withdrawal benefit (“GMWB”) which is reflected in the Company’s consolidated financial statements and accompanying notes.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

In January 2009, the FASB issued FASB Staff Position (“FSP”) No. EITF 99-20-1, “Amendments to the Impairment Guidance of EITF Issue No. 99-20.”  FSP No. EITF 99-20-1 amends EITF 99-20 to achieve more consistent determination of whether an other-than-temporary impairment has occurred.  This guidance also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements.  FSP No. EITF 99-20-1 is effective for all interim and annual reporting periods after December 15, 2008.  The Company adopted FSP No. EITF 99-20-1 on December 31, 2008 and the adoption did not have a material impact on the Company's financial position or results of operations.

In December 2008, the FASB issued FSP No. FAS 140-4 and FIN 46(R)-8, “Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities.”  This FSP amends FASB Statement No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” to require public entities to provide additional disclosures about transfers of financial assets.  It also amends FIN 46(R) to require public enterprises to provide additional disclosures about their involvement with VIEs.  The disclosures required by FSP No. FAS 140-4 and FIN 46(R)-8 are intended to provide greater transparency to financial statement users about a transferor's continuing involvement with transferred financial assets and an enterprise's involvement with VIEs.  FSP No. FAS 140-1 and FIN 46(R)-8 is effective for all interim and annual reporting periods after December 15, 2008.  The Company adopted the FSP on December 31, 2008.  The FSP only requires additional disclosure and had no effect on the Company's consolidated financial position or results of operations. The new disclosure is included previously in Note 1.

In September 2008, the FASB issued FSP No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An amendment of FASB Statement No. 133 and FASB Interpretation No. 45.”  FSP No. FAS 133-1 and FIN 45-4 amends SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities” to require additional disclosures by sellers of credit derivatives, including derivatives embedded in a hybrid instrument.  This FSP also amends FIN No. 45, “Guarantor’s Accounting and Disclosure Requirement for Guarantees, Including Indirect Guarantees of Indebtedness of Others” to require an additional disclosure about the current status of the payment/performance risk of a guarantee.  FSP No. FAS 133-1 and FIN 45-4 is effective for all interim and annual reporting periods after November 15, 2008.  The Company adopted the FSP on December 31, 2008.  The FSP only requires additional disclosures about credit derivatives and guarantees and had no effect on the Company's consolidated financial position or results of operations.  The new disclosure is included previously in Note 1.

In February 2007, the FASB issued SFAS No. 159 which permits entities to choose to measure many financial instruments and certain other items at fair value (the “FV option”).  The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reporting earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New and Adopted Accounting Pronouncements (continued)

SFAS No. 159 was adopted by the Company on January 1, 2008, and the FV option was elected for all available-for-sale fixed maturity securities attributable to certain life, health and annuity products.  At December 31, 2007, such available-for-sale securities had a market value of $10.7 billion and an amortized cost of $11.1 billion, and are now classified as trading securities.  The adoption of the FV option does not relieve the Company from its obligation to monitor those available-for-sale securities that were in an unrealized loss position at December 31, 2007, which the Company does through its current portfolio monitoring process.

The FV option adoption resulted in a cumulative-effect adjustment to the Company’s December 31, 2007, balance of retained earnings and accumulated other comprehensive income of $88.4 million related to the unrealized loss on investments, net of DAC, VOBA, policyholder liabilities, and tax effects.  See Note 5 for further disclosure related to the adoption of SFAS No. 159.

In September 2006, the FASB issued SFAS No. 157 which defines fair value, establishes a framework for measuring fair value under GAAP, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and expands disclosures about fair value measurements.  SFAS No. 157 does not change existing guidance as to whether or not an instrument is carried at fair value.

SFAS No. 157 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants.  The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (i.e., Level 1, 2 and 3).  Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.  Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.  Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability.  SFAS No. 157 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.  Quantitative and qualitative disclosures will focus on the inputs used to measure fair value for both recurring and non-recurring fair value measurements and the effects of the measurements in the financial statements.

The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007, and are to be applied prospectively.  Effective January 1, 2008, the Company adopted SFAS No. 157 and applied the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value.

In October 2008, the FASB issued FSP No. SFAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active”.  FSP No. SFAS 157-3 clarifies the application of SFAS No. 157 in a market that is not active and provides an example to illustrate key considerations in the determination of the fair value of a financial asset when the market for that asset is not active.  FSP No. SFAS 157-3 was effective upon issuance and did not have an impact on the Company’s consolidated financial statements.

See Note 5 for further disclosure related to the adoption of SFAS No. 157.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New and Adopted Accounting Pronouncements (continued)

In September 2006, the FASB issued SFAS No. 158, “Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans,” which amends SFAS No. 87, “Employers’ Accounting for Pensions,” and SFAS No. 106, “Employers' Accounting for Postretirement Benefits Other Than Pensions,” to require recognition of the overfunded or underfunded status of pension and other postretirement benefit plans on the balance sheet.  Under SFAS No. 158, gains and losses, prior service costs and credits, and any remaining transition amounts under SFAS No. 87 and SFAS No. 106 that have not yet been recognized through net periodic benefit cost will be recognized in accumulated other comprehensive income, net of tax effects, until they are amortized as a component of net periodic cost.  The measurement date is required to be the company's fiscal year end.  SFAS No. 158 is effective for publicly-held companies for fiscal years ending after December 15, 2006, except for the measurement date provisions, which are effective for fiscal years ending after December 15, 2008.  The Company adopted the balance sheet recognition provisions of SFAS No. 158 at December 31, 2006 and adopted the year-end measurement date provisions effective January 1, 2008.  The adoption of the year-end measurement date provisions resulted in a net of tax cumulative-effect decrease of $0.3 million to the Company’s December 31, 2007 accumulated other comprehensive income.

In June 2006, the FASB issued FIN 48, which became effective for fiscal years beginning after December 15, 2006.  FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.  The Company adopted FIN 48 on January 1, 2007, and recognized a decrease of $5.2 million in the liability for unrecognized tax benefits (“UTBs”) and related net interest, and an offsetting increase in its January 1, 2007 balance of retained earnings.  The Company elected on a prospective basis, with the adoption of FIN 48, to recognize interest and penalties accrued related to UTBs in interest expense.

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets-an amendment of FASB Statement No. 140.”  SFAS No. 156 requires all separately recognized servicing assets and liabilities to be initially measured at fair value and permits entities to choose to either subsequently measure servicing rights at fair value and report changes in fair value in earnings, or amortize servicing rights in proportion to, and over, the estimated net servicing income or loss, and assess the rights for impairment or the need for an increased obligation.  The option to subsequently measure servicing rights at fair value allows entities which utilize derivative instruments to hedge their servicing rights to account for such hedging relationships at fair value and avoid the complications of hedge accounting under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.”  SFAS No. 156 was effective for fiscal years beginning after September 15, 2006.  The adoption of this statement did not have a material impact on the Company’s financial position or results of operations.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments-an amendment of FASB Statements No. 133 and 140.”  This statement amended SFAS No. 133 and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities-a replacement of FASB Statement No. 125,” and resolved issues addressed in SFAS No. 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets.”  The Company began applying SFAS No. 155 to all financial instruments acquired, issued or subject to a remeasurement event beginning January 1, 2007.  The adoption of this statement did not have a material impact on the Company’s financial position or results of operations.

In September 2005, the AICPA issued SOP 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts”.  SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts.  The adoption of SOP 05-1 on January 1, 2007 did not have a material impact on the Company’s consolidated financial position and results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounting Standards Not Yet Adopted

In December of 2008, the FASB issued FSP FAS 132(R)-1 “Employers’ Disclosures about Postretirement Benefit Plan Assets”, which amends Statement 132(R) to require more detailed disclosure about employers’ plan assets, including employers’ investment strategies, major categories of plan assets, concentrations of risk within plan assets and valuation techniques used to measure the fair value of plan assets.  This FSP is effective for fiscal years ending after December 15, 2009.

In May 2008, the FASB issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts – an interpretation of FASB Statement No. 60.”  The scope of SFAS No. 163 is limited to financial guarantee insurance (and reinsurance) contracts issued by enterprises that are included within the scope of SFAS No. 60, “Accounting and Reporting by Insurance Enterprises,” and that are not accounted for as derivative instruments.  SFAS No. 163 excludes from its scope insurance contracts that are similar to financial guarantee insurance, such as mortgage guaranty insurance and credit insurance on trade receivables.  SFAS No. 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years, except for certain disclosures about the insurance enterprise’s risk management activities.  Except for certain disclosures, earlier application is not permitted.  The Company does not have any contracts with guarantees within the scope of this standard.  The Company’s adoption of SFAS No. 163 on January 1, 2009 will have no impact on its consolidated financial statements.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of SFAS No. 133.”  This statement amends and expands disclosures about an entity’s derivative and hedging activities with the intent to provide users of financial statements with an enhanced understanding of (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS No. 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows.  SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged.  SFAS No. 161 encourages, but does not require, comparative disclosures.  The Company will adopt SFAS No. 161 on January 1, 2009.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements.”  This statement amends Accounting Research Bulletin No. 51, “Consolidated Financial Statements” (“ARB 51”). Noncontrolling interest refers to the minority interest portion of the equity of a subsidiary that is not attributable directly or indirectly to a parent. SFAS No. 160 establishes accounting and reporting standards that require for-profit entities that prepare consolidated financial statements to (a) present noncontrolling interests as a component of equity, separate from the parent’s equity, (b) separately present the amount of consolidated net income attributable to noncontrolling interests in the statement of operations, (c) consistently account for changes in a parent’s ownership interests in a subsidiary in which the parent entity has a controlling financial interest as equity transactions, (d) require an entity to measure at fair value its remaining interest in a subsidiary that is deconsolidated, and (e) require an entity to provide sufficient disclosures that identify and clearly distinguish between interests of the parent and interests of noncontrolling owners.  SFAS No. 160 applies to all for-profit entities that prepare consolidated financial statements, and affects those for-profit entities that have outstanding noncontrolling interests in one or more subsidiaries or that deconsolidate a subsidiary.  SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008, with earlier adoption prohibited.  The Company does not have any noncontrolling interests within the scope of this guidance; therefore, the adoption of SFAS No. 160 on January 1, 2009 will have no impact on its consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounting Standards Not Yet Adopted (continued)

In December 2007, the FASB issued SFAS No. 141 (revised 2007), “Business Combinations” (“SFAS No. 141(R)”). This statement replaces SFAS No. 141 and establishes the principles and requirements for how the acquirer in a business combination (a) measures and recognizes the identifiable assets acquired, liabilities assumed, and any noncontrolling interests in the acquired entity, (b) measures and recognizes positive goodwill acquired or a gain from bargain purchase (negative goodwill), and (c) determines the disclosure information that is useful to users of financial statements in evaluating the nature and financial effects of the business combination.  Some of the significant changes to the existing accounting guidance on business combinations made by SFAS No. 141(R) include the following:

•
Most of the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the acquired entity shall be measured at their acquisition-date fair values rather than SFAS No. 141’s requirement to allocate the cost of an acquisition to individual assets acquired and liabilities assumed based on their estimated fair values;

•	Acquisition-related costs incurred by the acquirer shall be expensed in the periods in which the costs are incurred rather than included in the cost of the acquired entity;

•
Goodwill shall be measured as the excess of the consideration transferred, including the fair value of any contingent consideration, plus the fair value of any noncontrolling interest in the acquired entity, over the fair values of the acquired identifiable net assets, rather than measured as the excess of the cost of the acquired entity over the estimated fair values of the acquired identifiable net assets;

•
Contractual pre-acquisition contingencies are to be recognized at their acquisition date fair values and noncontractual pre-acquisition contingencies are to be recognized at their acquisition date fair values only if it is more likely than not that the contingency gives rise to an asset or liability, whereas SFAS No. 141 generally permits the deferred recognition of pre-acquisition contingencies until the recognition criteria of SFAS No. 5, “Accounting for Contingencies,” are met; and

•	Contingent consideration shall be recognized at the acquisition date rather than when the contingency is resolved and consideration is issued or becomes issuable.

SFAS No. 141(R) is effective for, and shall be applied prospectively to, business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with earlier adoption prohibited. Assets and liabilities that arose from business combinations with acquisition dates prior to the SFAS No. 141(R) effective date shall not be adjusted upon adoption of SFAS No. 141(R) with certain exceptions for acquired deferred tax assets and acquired income tax positions. The Company will adopt SFAS No. 141(R) on January 1, 2009 and will apply this guidance to future business combinations as appropriate.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounting Standards Not Yet Adopted (continued)

In June 2007, the AICPA issued SOP 07-1, “Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies.”  SOP 07-1 provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide Investment Companies (“the Guide”).  This statement also addresses whether the specialized industry accounting principles of the Guide should be retained by a parent company in consolidation or by an investor that has the ability to exercise significant influence over the investment company and applies the equity method of accounting to its investment in the entity.  In addition, SOP 07-1 includes certain disclosure requirements for parent companies and equity method investors in investment companies that retain investment company accounting in the parent company’s consolidated financial statements or the financial statements of an equity method investor.  SOP 07-1 is effective for fiscal years beginning on or after December 15, 2007, with earlier application encouraged; however, in November 2007, the FASB decided to (1) delay indefinitely the effective date and (2) prohibit adoption by an entity that has not early adopted SOP 07-1.  The Company did not early adopt SOP 07-1.  SOP 07-1 as currently issued is not expected to have an impact on the Company’s consolidated financial position or results of operations.

2. MERGERS, ACQUISITIONS AND DISPOSITIONS

Effective September 27, 2007, the Company dissolved Sun life of Canada (U.S.) Holdings General Partner, LLC (the “General Partner”).  The General Partner was the sole general partner in Sun Life of Canada (U.S.) Limited Partnership (the “Partnership”) and, as a result, the Partnership had been consolidated with the results of the Company.  The Partnership was organized to purchase subordinated debentures issued by the Parent and to issue partnership capital securities to an affiliated business trust, Sun Life of Canada (U.S.) Capital Trust I (the “Capital Trust”).  Effective May 6, 2007, the Parent redeemed $600 million of 8.526% subordinated debentures issued to the Partnership and paid the Partnership an early redemption premium of $25.6 million.  Also effective May 6, 2007, the Partnership redeemed $600 million of the 8.526% partnership capital securities issued to the Capital Trust and paid a premium of $25.6 million to the Capital Trust.  The redemption had no impact on the Company’s net income.  The Partnership was dissolved effective September 27, 2007.

Effective May 31, 2007, Sun Life Financial completed its acquisition of Genworth Financial, Inc.'s (“Genworth’s”) Employee Benefits Group business (“EBG”).  Also effective May 31, 2007, SLNY entered into a series of agreements with SLHIC, one of the acquired companies (formerly named Genworth Life and Health Insurance Company), through which the New York issued business of SLHIC was transferred to SLNY.  These agreements include a 100% coinsurance agreement for all existing and future new business issued in New York, a renewal rights agreement under which SLNY has exclusive rights to renew in-force business assumed under the reinsurance agreement and an administrative service agreement under which SLNY has agreed to assume direct responsibility for all sales and administration of existing and new business issued in New York (collectively, “the SLHIC to SLNY asset transfer”).  These agreements, in accordance with SFAS No. 141, “Business Combinations,” were treated as a transfer of net assets between entities under common control.  SLNY paid $40 million of total consideration to SLHIC.  SLHIC transferred assets at carrying value of approximately $72 million, including $38.9 million of goodwill and other intangibles, as well as policyholder and other liabilities of approximately $32 million to SLNY.  The Group Protection Segment of the Company reflects a significant increase in business as a result of these agreements. These agreements have allowed the Company to expand its product offerings to include group dental insurance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

2. MERGERS, ACQUISITIONS AND DISPOSITIONS (CONTINUED)

As part of the SLHIC to SLNY asset transfer, SLNY received certain intangible assets totaling $31.3 million.  These include the value of distribution, the value of business, and the value of customer renewals acquired.  The value of distribution acquired of $7.5 million is subject to amortization on a straight line basis over its projected economic life of 25 years.  The value of business acquired of $7.6 million is subject to amortization based up on expected premium income over the period from acquisition to the first customer renewal, generally not more than two years.  The value of customer renewals acquired of $16.2 million is subject to amortization based upon expected premium income over the projected life of the in-force business acquired, which is 20 years.  The Company recorded amortization for these intangible assets for the periods identified as follows:

	Value of Distribution	VOBA	VOCRA
Year ended December 31, 2008	$299	$782	$4,627
Year ended December 31, 2007	$149	$5,928	$1,854

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

Below is a summary of transactions with affiliates not included in these financial statements.

Reinsurance Related Transactions

As more fully described in Note 9, the Company is party to several reinsurance transactions with SLOC and other affiliates.

On October 31, 2007, the Company subscribed to $0.25 million worth of shares of, and contributed $150 million of paid-in capital to, a newly formed wholly-owned subsidiary, Sun Life Vermont.  Sun Life Vermont is a Vermont-domiciled special purpose financial captive insurance company which, effective November 8, 2007, entered into a reinsurance agreement with SLOC, the Company’s affiliate, under which the Sun Life Vermont assumed, and will assume, the risks of certain UL policies issued by SLOC prior to December 31, 2008.  This agreement is described more fully in Note 9.  A long-term financing arrangement has been established with a financial institution (the “Lender”) that will enable Sun Life Vermont to fund a portion of its obligations under the reinsurance agreement with SLOC.  Under this arrangement, Sun Life Vermont issued, in 2008 and 2007, floating rate surplus notes of $115 million and $1 billion, respectively, (the “Surplus Notes”) to a special-purpose entity, Structured Asset Repackage Company, 2007-SUNAXXX LLC (“SUNAXXX”), affiliated with the Lender.  Pursuant to an agreement between the Lender and Sun Life Assurance Company of Canada – U.S Operations Holdings, Inc. (“SLC – U.S. Ops Holdings”), SLC – U.S. Ops Holdings bears the ultimate obligation to repay the Lender and, as such, will consolidate SUNAXXX in accordance with FIN 46(R).  Sun Life Vermont has agreed to reimburse SLC – U.S. Ops Holdings for certain costs incurred in connection with the issuance of the Surplus Notes.  For the years ended December 31, 2008 and 2007, the amount of interest expense incurred by Sun Life Vermont was $46.5 million and $8.6 million, respectively.

Effective December 31, 2007, SLNY entered into a reinsurance agreement with SLOC under which SLOC will fund a portion of the statutory reserves required by New York Regulation 147, which is substantially similar to Actuarial Guideline 38 (“AXXX reserves”), as adopted by the National Association of Insurance Commissioners (“the NAIC”), attributable to certain individual universal life (“UL”) policies sold by SLNY.  Under this agreement, SLNY ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis, certain in-force policies at December 31, 2007.  Future new business also will be reinsured under this agreement.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Capital Transactions

On September 30, 2008 and November 13, 2008, the Company received capital contributions of $300.0 and $425.0 million, respectively, from the Parent.  The $725.0 million cash contributions were recorded as additional paid-in capital and were made to ensure the Company continues to exceed certain capital requirements, as prescribed by the NAIC.  The NAIC has established regulations that provide minimum capitalization requirements based on risk-based capital formulas for life companies.  The risk-based capital formula for life companies establishes capital requirements relating to insurance, business, asset and interest rate risks, including equity, interest rate and expense recovery risks associated with variable annuities that contain death benefits or certain living benefits.

In 2006, the Company declared and paid $300.0 million in a cash dividend to the Parent. The Company did not declare or pay a dividend to the Parent in 2008 or 2007.

Debt Transactions

In 2002, the Company issued two promissory notes with a combined total of $460 million to Sun Life (Hungary) Group Financing Limited Company (“Sun Life (Hungary) LLC”).  The proceeds of the notes were used to purchase fixed rate government and corporate bonds.  On May 24, 2007, the Company redeemed one of the notes with a principal balance of $380 million and paid $388.7 million to Sun Life (Hungary) LLC, including $8.7 million in accrued interest.  On December 29, 2008, the Company redeemed in part, $62.0 million of the $80 million remaining note and paid $64.3 million, including $2.3 million in accrued interest, to Sun Life (Hungary) LLC.  At December 31, 2008 and 2007, the Company had $18 million and $80.0 million, respectively, in promissory notes issued to Sun Life (Hungary) LLC.  The Company pays interest semi-annually to Sun Life (Hungary) LLC.  Related to these promissory notes, the Company incurred interest expense of $4.5 million, $13.3 million and $26.5 million for the years ended December 31, 2008, 2007 and 2006, respectively.

On July 17, 2008, the Company issued a $60 million promissory note to Sun Life (Hungary) LLC which will mature on September 27, 2011.  The Company pays interest quarterly to Sun Life (Hungary) LLC. Total interest incurred was $1.3 million for the year ended December 31, 2008. The Company used the proceeds of the note for general corporate purposes. On December 29, 2008, the Company redeemed the note and paid $60.8 million to Sun Life (Hungary) LLC, including $0.8 million in accrued interest.

At December 31, 2008 and 2007, the Company had $565 million of surplus notes issued to Sun Life Financial (U.S.) Finance, Inc.  The Company expensed $42.6 million for interest on these surplus notes for each of the years ended December 31, 2008, 2007 and 2006.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED

Debt Transactions (continued)

Effective September 27, 2007, the Company dissolved the General Partner.  The General Partner was the sole general partner in the Partnership and, as a result, the Partnership had been consolidated with the results of the Company.  The Partnership was organized to purchase subordinated debentures issued by the Parent and to issue partnership capital securities to an affiliated business trust, the Capital Trust.  The Partnership was dissolved effective September 27, 2007.

Effective May 6, 2007, the Parent redeemed $600 million of 8.526% subordinated debentures issued to the Partnership and paid the Partnership an early redemption premium of $25.6 million.  Also effective May 6, 2007, the Partnership redeemed $600 million of the 8.526% partnership capital securities issued to the Capital Trust and paid a premium of $25.6 million to the Capital Trust.  The redemption had no impact on the Company’s net income.  Related to these partnership capital securities, the Company incurred interest expense of $17.8 million and $51.2 million for the years ended December 31, 2007 and 2006, respectively.  The Company also earned interest income, through the Partnership, $17.8 million and $51.2 million for the years ended December 31, 2007 and 2006, respectively.

Institutional Investments Contracts

On September 12, 2006, the Company entered into a Terms Agreement (the “2006-B Terms Agreement”) with its affiliates Sun Life Financial Global Funding III, L.P. (the “Issuer III”), Sun Life Financial Global Funding III, U.L.C. (the “ULC III”) and Sun Life Financial Global Funding III, L.L.C. (the “LLC III”), and with Citigroup Global Markets, Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets Corporation and Wachovia Capital Markets (each, an “Initial Purchaser” and collectively, the “2006-B Initial Purchasers”), in connection with the offer and sale by the Issuer III of $750 million of Series 2006-1 Floating Rate Notes due 2013 (“2006-B Notes”).  On September 21, 2006, the Company entered into another Terms Agreement (together with the original 2006-B Terms Agreement, the “2006-B Terms Agreements”) with the same parties as the original 2006-B Terms Agreement in connection with the offer and sale by the Issuer III of a second tranche of $150 million of 2006-B Notes.  The payment obligations of the Issuer III for the full $900 million of 2006-B Notes are unconditionally guaranteed by the LLC III pursuant to a guarantee (the “2006-B Secured Guarantee”) dated as of September 19, 2006, and the obligations of the LLC III under the 2006-B Secured Guarantee are secured by two floating rate funding agreements issued by the Company to the LLC III, one for $750 million issued on September 19, 2006 and another for $150 million issued on September 29, 2006.  On April 7, 2008, the Company issued additional floating rate funding agreement totaling $5.8 million to LLC III. Total interest credited for the funding agreements was $36.5 million, $51.6 million and $14.9 million for the years ended December 31, 2008, 2007 and 2006, respectively.

The 2006-B Terms Agreements incorporate by reference the provisions of a Purchase Agreement dated as of September 5, 2006 by and among the Issuer III, the ULC III, the LLC III, the Company and all of the 2006-B Initial Purchasers.  Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each 2006 Initial Purchaser against certain securities law liabilities related to the offering of the 2006-B Notes.  In addition, the Company issued a $100 million floating rate demand note payable to the LLC III on September 19, 2006.  The Company expensed $4.0 million, $5.8 million and $1.7 million for interest on this demand note for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company has entered into an interest rate swap agreement with the LLC III with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Institutional Investments Contracts (continued)

On May 17, 2006, the Company entered into a Terms Agreement (the “2006-A Terms Agreement”) with its affiliates Sun Life Financial Global Funding II, L.P. (the “Issuer II”), Sun Life Financial Global Funding II, U.L.C. (the “ULC II”) and Sun Life Financial Global Funding II, L.L.C. (the “LLC II”), and with Citigroup Global Markets, Inc. (“Citigroup”), Morgan Stanley & Co. Incorporated (“Morgan Stanley”), Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets Corporation (collectively, with Citigroup and Morgan Stanley, the “2006-A Initial Purchasers”), in connection with the offer and sale by the Issuer II of $900 million of Series 2006-1 Floating Rate Notes due 2011 (the “2006-A Notes”).  The payment obligations of the Issuer II are unconditionally guaranteed by the LLC II pursuant to a guarantee (the “2006-A Secured Guarantee”), and the obligations of the LLC II under the 2006-A Secured Guarantee are secured by a $900 million floating rate funding agreement issued by the Company to the LLC II.  The 2006-A Terms Agreement incorporates by reference the provisions of a Purchase Agreement dated as of May 15, 2006 by and among the Issuer II, the ULC II, the LLC II, the Company and the 2006-A Initial Purchasers.  Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each 2006 Initial Purchaser against certain securities law liabilities related to the offering of the 2006-A Notes.  On April 7, 2008, the Company issued additional floating rate funding agreement totaling $7.5 million to LLC II. Total interest credited for the funding agreement was $35.7 million, $50.8 million and $30.7 million for the years ended December 31, 2008, 2007 and 2006, respectively.

On May 24, 2006, the Company also issued a $100 million floating rate demand note payable to the LLC II.  The Company expensed $4.0 million, $5.7 million and $3.4 million for interest on this demand note for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company has entered into an interest rate swap agreement with the LLC II with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreement to fixed rate obligations.

On June 3, 2005 and June 29, 2005, the Company issued two floating rate funding agreements with a combined total of $900 million to Sun Life Financial Global Funding, L.L.C. (“LLC”) due 2010.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $10 million to LLC.  Total interest credited for these funding agreements was $36.6 million, $51.6 million and $49.5 million for the years ended December 31, 2008, 2007 and 2006, respectively.  On June 10, 2005, the Company also issued a $100.0 million floating rate demand note payable to LLC.  For interest on this demand note, the Company expensed $4.0 million, $5.8 million and $5.5 million for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company has entered into an interest rate swap agreement with LLC with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Institutional Investments Contracts (continued)

The following table lists the details of notes due to affiliates at December 31, 2008:

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	$ 250,000	$ 21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
Structured Asset Repackage Company, 2007- SUNAXXX LLC	Surplus	LIBOR + 0.89%	11/8/2037	1,115,000	46,492
Sun Life (Hungary) Group Financing Limited Company	Promissory	5.710%	06/30/2012	18,000	6
Sun Life Financial Global Funding, L.L.C.	Demand	LIBOR + 0.35%	07/6/2010	100,000	4,055
Sun Life Financial Global Funding II, L.L.C.	Demand	LIBOR + 0.26%	07/6/2011	100,000	3,963
Sun Life Financial Global Funding III, L.L.C.	Demand	LIBOR + 0.35%	10/6/2013	100,000	4,055
				$ 1,998,000	$ 101,154

The following table lists the details of notes due to affiliates at December 31, 2007:

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	$ 250,000	$ 21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
Structured Asset Repackage Company, 2007- SUNAXXX LLC	Surplus	LIBOR + 0.89%	11/8/2037	1,000,000	8,642
Sun Life (Hungary) Group Financing Limited Company	Promissory	5.710%	06/30/2012	80,000	4,568
Sun Life Financial Global Funding I, L.L.C.	Demand	LIBOR + 0.35%	07/6/2010	100,000	5,754
Sun Life Financial Global Funding II, L.L.C.	Demand	LIBOR + 0.26%	07/6/2011	100,000	5,663
Sun Life Financial Global Funding III, L.L.C.	Demand	LIBOR + 0.35%	10/6/2013	100,000	5,754
				$ 1,945,000	$ 72,964

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Administrative service agreements, rent and other

The Company and certain of its subsidiaries have administrative services agreements with SLOC which provide that SLOC will furnish, as requested, certain services and facilities on a cost-reimbursement basis. Expenses under these agreements amounted to approximately $9.9 million, $14.2 million and $9.4 million for the years ended December 31, 2008, 2007 and 2006, respectively.

In accordance with an administrative service agreement between the Company and SLOC, the Company provides personnel and certain services to SLOC, as requested.  Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were approximately $316.7 million, $301.0 million and $212.4 million for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company has an administrative service agreement with Sun Life Information Services Canada, Inc. (“SLISC”), under which SLISC provides administrative and support services to the Company in connection with the Company’s insurance and annuity business.  Expenses under this agreement amounted to approximately $17.6 million, $16.9 million and $10.7 million for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company has a service agreement with Sun Life Information Services Ireland Limited (“SLISIL”), under which SLISIL provides various insurance related and information systems services to the Company.  Expenses under this agreement amounted to approximately $24.3 million, $26.0 million and $19.6 million for the years ended December 31, 2008, 2007 and 2006, respectively

The Company has an administrative services agreement with SLC - U.S. Ops Holdings, under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which an affiliate, Massachusetts Financial Services Company (“MFS”), serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable annuity contracts issued by the Company.  Amounts received under this agreement amounted to approximately $17.2 million, $22.3 million and $22.6 million for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company has an administrative services agreement with Sun Capital Advisers LLC (“SCA”), a registered investment adviser, under which the Company provides administrative services with respect to certain open-end management investment companies for which SCA serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable contracts issued by the Company.  Amounts received under this agreement amounted to approximately $2.1 million, $1.9 million and $1.5 million for the years ended December 31, 2008, 2007 and 2006, respectively. The Company paid $18.6 million, $15.9 million and $14.9 million for the years ended December 31, 2008, 2007 and 2006, respectively, in investment management services fees to SCA.

Effective November 7, 2007, Independent Financial Marketing Group, Inc. (“IFMG”) was sold by the Parent and is no longer an affiliate of the Company.  For that period of time in 2007 during which it was still affiliated, the Company paid $22.6 million in commission fees to IFMG. The Company did not pay commission fees to IFMG in 2008. During the year ended December 31, 2006, the Company paid $20.1 million in commission fees to IFMG.

During the years ended December 31, 2008, 2007 and 2006, the Company paid $23.7 million, $31.3 million and $24.3 million, respectively, in distribution fees to Sun Life Financial Distributors, Inc. (“SLFD”), an affiliate.  The Company also had an agreement with SLFD and the Parent whereby the Parent provided expense reimbursements to the Company for administrative services provided by the Company to SLFD.  Related to this agreement, the Company received reimbursement of $0.6 million and $3.2 million for the years ended December 31, 2007 and 2006, respectively.  This agreement was terminated on March 2, 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (continued)

Administrative service agreements, rent and other (continued)

The Company leases office space to SLOC under lease agreements with terms expiring on December 31, 2009 and options to extend the terms for each of twelve successive five-year terms at fair market rental value, not to exceed 125% of the fixed rent for the term which is then ending.  Rent received by the Company under the leases amounted to approximately $10.6 million for each of the years ended December 31, 2008, 2007 and 2006, respectively.  Rental income is reported as a component of net investment income.

During the year ended December 31, 2008, the Company sold mortgages to SLOC with a book value of $150.2 million and a market value of $150.2 million.

During the year ended December 31, 2008, the Company sold certain limited partnership investments to SLOC with a book value and market value of $87.2 million.

The Company records a tax benefit through paid-in-capital for SLF stock options issued to employees of the Company. Related to these stock options, the Company recorded tax benefits of approximately $0.8 million, $3.0 and $4.5 million for the years ended December 31, 2008, 2007 and 2006, respectively.

In 2004, the employees of the Company became participants in a restricted share unit (“RSU”) plan with its indirect parent, SLF.  Under the RSU plan, participants are granted units that are equivalent to one common share of SLF stock and have a fair market value of a common share of SLF stock on the date of grant.  RSUs earn dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock.  The redemption value, upon vesting, is the fair market value of an equal number of common shares of SLF stock.  The Company incurred expenses of $5.9 million, $4.4 million and $7.3 million relating to RSUs for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company has significant transactions with affiliates.  Management believes inter-company revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis and these transactions were with unrelated parties.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS

Fixed Maturities

The amortized cost and fair value of fixed maturities at December 31, 2008, was as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
Available-for-sale fixed maturities:	Cost	Gains	Losses	Value
Collateralized Mortgage Obligations	$ 22,504	$ 94	$ (4,489)	$ 18,109
Mortgage Backed Securities	40,107	1,060	(17)	41,150
Foreign Government & Agency Securities	509	-	(37)	472
U.S. Treasury & Agency Securities	61,824	13,262	(105)	74,981
Total non-corporate	124,944	14,416	(4,648)	134,712

Corporate securities:
Basic Industry	11,619	-	(3,062)	8,557
Capital Goods	29,853	317	(7,137)	23,033
Communications	111,380	1,724	(7,820)	105,284
Consumer Cyclical	62,112	1,160	(11,769)	51,503
Consumer Noncyclical	44,947	571	(1,845)	43,673
Energy	47,968	257	(8,200)	40,025
Finance	254,505	302	(67,240)	187,567
Technology	4,485	-	(624)	3,861
Transportation	6,861	4	(1,585)	5,280
Utilities	84,187	140	(13,802)	70,525
Total Corporate	657,917	4,475	(123,084)	539,308

Total available-for-sale fixed maturities	$ 782,861	$ 18,891	$ (127,732)	$ 674,020

	Amortized	Gross	Gross	Fair
Trading fixed maturities:	Cost	Gains	Losses	Value
Asset Backed Securities	$ 796,032	$ 4,357	$ (294,557)	$ 505,832
Collateralized Mortgage Obligations	2,627,715	8,543	(1,141,245)	1,495,013
Mortgage Backed Securities	213,175	4,579	(325)	217,429
Foreign Government & Agency Securities	110,991	1,972	(3,788)	109,175
U.S. Treasury & Agency Securities	484,910	36,528	(18,332)	503,106
Total non-corporate	4,232,823	55,979	(1,458,247)	2,830,555

Corporate securities:
Basic Industry	201,573	67	(31,623)	170,017
Capital Goods	461,583	2,477	(71,733)	392,327
Communications	1,642,250	4,730	(165,902)	1,481,078
Consumer Cyclical	1,189,335	7,776	(250,384)	946,727
Consumer Noncyclical	496,392	2,036	(25,794)	472,634
Energy	430,413	810	(40,710)	390,513
Finance	4,188,983	2,773	(976,868)	3,214,888
Industrial Other	250,656	1,390	(9,647)	242,399
Municipals	610	-	(82)	528
Technology	88,573	-	(16,016)	72,557
Transportation	246,398	5,552	(24,662)	227,288
Utilities	1,479,840	11,365	(170,570)	1,320,635
Total Corporate	10,676,606	38,976	(1,783,991)	8,931,591

Total trading fixed maturities	$ 14,909,429	$ 94,955	$ (3,242,238)	$ 11,762,146

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

Fixed Maturities (continued)

The amortized cost and fair value of fixed maturities at December 31, 2007, was as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
Available-for-sale fixed maturities:	Cost	Gains	Losses	Value
Asset Backed Securities	$ 827,129	$ 11,436	$ (71,706)	$ 766,859
Collateralized Mortgage Obligations	2,594,637	22,204	(185,362)	2,431,479
Mortgage Backed Securities	447,720	2,723	(2,244)	448,199
Foreign Government & Agency Securities	74,287	2,766	-	77,053
States & Political Subdivisions	493	6	-	499
U.S. Treasury & Agency Securities	284,811	11,462	(40)	296,233
Total non-corporate	4,229,077	50,597	(259,352)	4,020,322

Corporate securities:
Basic Industry	195,959	3,146	(3,424)	195,681
Capital Goods	424,393	8,143	(7,698)	424,838
Communications	811,426	18,403	(13,190)	816,639
Consumer Cyclical	845,981	6,415	(45,142)	807,254
Consumer Noncyclical	312,647	6,708	(2,438)	316,917
Energy	314,822	5,705	(3,292)	317,235
Finance	2,944,203	19,895	(152,604)	2,811,494
Industrial Other	272,493	6,225	(7,219)	271,499
Technology	77,817	786	(821)	77,782
Transportation	241,983	8,598	(5,061)	245,520
Utilities	1,177,596	32,001	(11,548)	1,198,049
Total Corporate	7,619,320	116,025	(252,437)	7,482,908

Total available-for-sale fixed maturities	$ 11,848,397	$ 166,622	$ (511,789)	$ 11,503,230

	Amortized	Gross	Gross	Fair
Trading fixed maturities:	Cost	Gains	Losses	Value
Asset Backed Securities	$ 105,719	$ 287	$ (8,255)	$ 97,751
Collateralized Mortgage Obligations	276,753	2,584	(3,519)	275,818
Mortgage Backed Securities	3,304	2	(38)	3,268
Foreign Government & Agency Securities	39,589	1,182	-	40,771
U.S. Treasury & Agency Securities	94,813	713	-	95,526
Total non-corporate	520,178	4,768	(11,812)	513,134

Corporate securities:
Basic Industry	7,417	270	(40)	7,647
Capital Goods	71,894	590	(338)	72,146
Communications	683,714	10,849	(4,105)	690,458
Consumer Cyclical	248,206	1,932	(13,458)	236,680
Consumer Noncyclical	131,746	2,199	(464)	133,481
Energy	23,609	1,745	(17)	25,337
Finance	1,886,983	15,992	(83,662)	1,819,313
Industrial Other	67,322	880	(705)	67,497
Technology	1,989	-	(21)	1,968
Transportation	40,965	1,887	(501)	42,351
Utilities	254,065	4,434	(1,500)	256,999
Total Corporate	3,417,910	40,778	(104,811)	3,353,877

Total trading fixed maturities	$ 3,938,088	$ 45,546	$ (116,623)	$ 3,867,011

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

Fixed Maturities (continued)

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below.  Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2008
	Amortized Cost	Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$ 476	$ 439
Due after one year through five years	59,496	52,545
Due after five years through ten years	87,028	70,484
Due after ten years	573,250	491,293
Subtotal – Maturities available-for-sale	720,250	614,761
ABS, CMO and MBS securities	62,611	59,259
Total Available-for-sale	$ 782,861	$ 674,020

Maturities of trading fixed securities:
Due in one year or less	$ 409,847	$ 383,929
Due after one year through five years	5,571,645	4,812,789
Due after five years through ten years	3,098,890	2,531,157
Due after ten years	2,192,125	1,815,997
Subtotal – Maturities of trading	11,272,507	9,543,872
ABS, CMO and MBS securities	3,636,922	2,218,274
Total Trading	$ 14,909,429	$ 11,762,146

Gross gains of $17.8 million, $52.8 million and $39.5 million and gross losses of $321.9 million, $52.3 million and $92.3 million were realized on the sale of fixed maturities for the years ended December 31, 2008, 2007 and 2006, respectively.

Fixed maturities with an amortized cost of approximately $12.4 million and $12.0 million at December 31, 2008 and 2007, respectively, were on deposit with federal and state governmental authorities as required by law.

As of December 31, 2008 and 2007, 94.6% and 96.0%, respectively, of the Company's fixed maturity securities were investment grade.  Investment grade securities are those that are rated “BBB” or better by nationally recognized statistical rating organizations.  During 2008, 2007 and 2006, the Company incurred realized losses totaling $41.9 million, $68.1 million and $6.3 million, respectively, for other-than-temporary impairment of value of its available-for-sale fixed maturity securities.

The Company had outstanding commitments with respect to funding of limited partnerships of approximately $18.2 million and $34.9 million at December 31, 2008 and 2007, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES

At December 31, 2008, the Company held $18.1 billion in invested assets and cash.  Of this balance, $12.4 billion was invested in fixed-maturity securities designated as either available-for-sale ($674.0 million) or trading ($11.8 billion).  Of the $674.0 million of available-for-sale fixed maturities, securities with a fair value of $462.2 million were in an unrealized loss position totaling $127.7 million.  At December 31, 2008, 30 % of securities in an unrealized loss position, based on fair value, were securities with fair-value-to-amortized-cost percentages of greater than or equal to 90%.  The total unrealized loss position for such securities was $6.1 million.

In the available-for-sale fixed maturity portfolio, securities with a fair value of $34.1 million, representing 0.19 % of the total invested asset balance, were comprised of below-investment-grade or not-rated securities.  Of the securities that were below-investment-grade or not-rated at December 31, 2008, securities with a fair value of $23.1 million, representing 0.13% of the total invested asset balance, were in an unrealized loss position that totaled $3.1 million.  At December 31, 2008, 73 % of these securities in an unrealized loss position, based on fair value, were securities with fair value to amortized cost percentages of greater than or equal to 90%.

The Company’s portfolio monitoring process is designed to identify securities that may be other-than-temporarily impaired.  The Company has a Credit Committee comprised of professionals from the investment and accounting functions that meets at least quarterly to review individual issues or issuers that may be of concern.  The process involves a quarterly screening of all impaired securities, with particular attention paid to identify those securities whose fair value to amortized cost percentages have been less than 80% for an extended period of time.  Additionally, the Company screens all sales transactions which generated realized losses in excess of $1.5 million and 10% of amortized cost in order to identify identical securities or issuers which the Company continues to hold.  Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be other-than-temporarily impaired.  The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position  and its near term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.  Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”- Management has concluded that the fair value will increase enough to recover the Company’s amortized cost but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis.

“Watch List”- Management has concluded that the fair value will increase enough to recover the Company’s amortized cost but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter.  A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months.

“Impaired List”- Management has concluded that the fair value will not increase enough to recover the Company’s amortized cost and an other-than-temporary-impairment charge is recorded to income or the security is sold and a realized loss is recorded as a charge to income.  Other-than-temporary impairments are classified as either credit-related or interest-related.  The Company categorizes other-than-temporary impairments as credit-related if there are current fundamental credit concerns regarding the issuers’ ability to pay all principal and interest amounts due, according to the contractual terms of the security.  The Company characterizes other-than-temporary impairments as interest-related if the depression in fair value of the security was due to changes in interest or general credit spread widening and the Company has determined it no longer has the intent or ability to hold a security until recovery to amortized cost.  For the year ended December 31, 2008, other-than-temporary impairments on available-for-sale fixed maturities of $41.9 million were recorded as a charge to income.  The $41.9 million realized losses for other-than-temporary impairments for the year ended December 31, 2008 were credit-related.  Of the $68.1 million realized losses for other-than-temporary impairments for the year ended December 31, 2007, $52.0 million was credit-related and $16.1 million was interest-related.  The $6.3 million realized loss for other-than-temporary impairments for the year ended December 31, 2006, was credit-related.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

At each balance sheet date, management also evaluates securities in an unrealized loss position and determines if the Company has the intent and ability to hold the securities until recovery.  If events or circumstances change, such as unexpected changes in the creditworthiness of the issuer, unanticipated changes in interest rates and/or credit spreads, changes in tax laws or accounting rules, changes in statutory capital requirements, or greater than expected liquidity needs, management will reconsider whether the Company has the intent and ability to hold a security until recovery.  If subsequent to the balance sheet date and due to an unexpected change in circumstances, the Company determines that it no longer intends to hold a security until recovery, a loss is recognized in net income in the period in which the intent to hold to recovery no longer exists.

There are inherent risks and uncertainties in management’s evaluation of securities for other-than-temporary impairment.  These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs.  All of these factors could impact management’s evaluation of securities for other-than-temporary impairment.

The Company discontinues accruing income on all of its holdings for issuers that are in default.  Investment income would have increased by $4.6 million for the year ended December 31, 2008, if these holdings were performed.  Accrued income was not materially impacted by the termination of accrual accounting on these holdings for the years ended December 31, 2007 and 2006.  As of December 31, 2008, the fair market value of holdings for issuers in default was $17.9 million.  As of December 31, 2007 and 2006, the Company did not have any holding for issuers that were in default.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses

The following table shows the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturity investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that the individual securities had been in an unrealized loss position at December 31, 2008.

	Less Than Twelve Months		Twelve Months Or More		Total

Corporate Securities	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 5,008	$ (1,231)	$ 3,549	$ (1,831)	$ 8,557	$ (3,062)
Capital Goods	2,337	(55)	11,447	(7,082)	13,783	(7,137)
Communications	65,855	(7,747)	17,237	(73)	83,092	(7,820)
Consumer Cyclical	8,473	(2,139)	28,071	(9,630)	36,544	(11,769)
Consumer Noncyclical	11,799	(341)	11,329	(1,504)	23,128	(1,845)
Energy	21,290	(4,496)	16,469	(3,704)	37,759	(8,200)
Finance	39,132	(11,130)	122,697	(56,110)	161,829	(67,240)
Industrial Other	-	-	-	-	-	-
Technology	3,861	(624)	-	-	3,861	(624)
Transportation	435	(29)	4,709	(1,556)	5,143	(1,585)
Utilities	55,467	(9,638)	10,787	(4,164)	66,254	(13,802)

Total Corporate	213,657	(37,430)	226,295	(85,654)	439,952	(123,084)

Non-Corporate
Asset Backed Securities	-	-	-	-	-	-
Collateralized Mortgage Obligations	2,967	(1,162)	12,739	(3,327)	15,706	(4,489)
Mortgage Backed Securities	1,054	(7)	3,137	(10)	4,191	(17)
U.S. Treasury & Agency Securities	1,855	(105)	-	-	1,855	(105)
Foreign Government & Agency Securities	473	(37)	-	-	472	(37)

Total Non-Corporate	6,349	(1,311)	15,876	(3,337)	22,224	(4,648)

Grand Total	$ 220,006	$ (38,741)	$ 242,171	$ (88,991)	$ 462,176	$ (127,732)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The following table provides the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturities investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that individual securities have been in an unrealized loss position, at December 31, 2007:

	Less Than Twelve Months		Twelve Months Or More		Total

Corporate Securities	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 86,180	$ (1,459)	$ 23,229	$ (1,965)	$ 109,409	$ (3,424)
Capital Goods	179,854	(5,651)	36,728	(2,047)	216,582	(7,698)
Communications	213,084	(5,172)	165,027	(8,018)	378,111	(13,190)
Consumer Cyclical	349,363	(26,136)	185,094	(19,006)	534,457	(45,142)
Consumer Noncyclical	90,795	(1,114)	22,910	(1,324)	113,705	(2,438)
Energy	100,815	(1,682)	44,034	(1,610)	144,849	(3,292)
Finance	1,539,054	(106,524)	515,945	(46,080)	2,054,999	(152,604)
Industrial Other	50,543	(7,059)	12,981	(160)	63,524	(7,219)
Technology	41,379	(100)	13,278	(721)	54,657	(821)
Transportation	102,549	(2,883)	41,601	(2,178)	144,150	(5,061)
Utilities	225,892	(4,894)	235,342	(6,654)	461,234	(11,548)

Total Corporate	2,979,508	(162,674)	1,296,169	(89,763)	4,275,677	(252,437)

Non-Corporate
Asset Backed Securities	232,353	(29,887)	267,080	(41,819)	499,433	(71,706)
Collateralized Mortgage Obligations	1,027,142	(95,499)	934,327	(89,863)	1,961,469	(185,362)
Mortgage Backed Securities	25,960	(64)	190,905	(2,180)	216,865	(2,244)
U.S. Treasury & Agency Securities	6,517	(40)	-	-	6,517	(40)

Total Non-Corporate	1,291,972	(125,490)	1,392,312	(133,862)	2,684,284	(259,352)

Grand Total	$ 4,271,480	$ (288,164)	$ 2,688,481	$ (223,625)	$ 6,959,961	$ (511,789)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The following table provides the number of securities of the Company’s available-for-sale fixed maturities investments with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2008 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities
Basic Industry	6	2	8
Capital Goods	1	6	7
Communications	36	8	44
Consumer Cyclical	7	20	27
Consumer Noncyclical	7	4	11
Energy	12	6	18
Finance	41	73	114
Industrial Other	-	-	-
Technology	4	-	4
Transportation	1	4	5
Utilities	28	10	38

Total Corporate	143	133	276

Non-Corporate
Asset Backed Securities	-	-	-
Collateralized Mortgage Obligations	8	10	18
Foreign Government & Agency Securities	1	-	1
Mortgage Backed Securities	2	6	8
U.S. Treasury & Agency Securities	2	-	2

Total Non-Corporate	13	16	29

Grand Total	156	149	305

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The following table provides the number of securities of the Company’s available-for-sale fixed maturities investments with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2007 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities
Basic Industry	23	7	30
Capital Goods	41	15	56
Communications	63	55	118
Consumer Cyclical	93	54	147
Consumer Noncyclical	28	9	37
Energy	24	21	45
Finance	426	178	604
Industrial Other	14	3	17
Technology	7	2	9
Transportation	44	21	65
Utilities	69	66	135

Total Corporate	832	431	1,263

Non-Corporate
Asset Backed Securities	79	115	194
Collateralized Mortgage Obligations	383	351	734
Mortgage Backed Securities	14	202	216
U.S. Treasury & Agency Securities	2	-	2

Total Non-Corporate	478	668	1,146

Grand Total	1,310	1,099	2,409

The Company’s available-for-sale fixed maturity gross unrealized loss position decreased $384.1 million as of December 31, 2008, as compared to December 31, 2007.  The change in unrealized losses was primarily due to the adoption of SFAS No. 159, under which the Company elected the FV option for all fixed maturity securities attributable to certain life, health and annuity products, which had previously been designated as available-for-sale.  At December 31, 2007, such available-for-sale securities had a market value of $10.7 billion and an amortized cost of $11.1 billion.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The sectors in the Company’s portfolio that recognized the largest unrealized losses at December 31, 2008 were financial services, consumer cyclical, and utilities.  As of December 31, 2008, there were 114 securities accounting for unrealized losses of $67.2 million in the Finance sector.   Of these unrealized losses, 99.3% were related to investment grade issues (rated AAA through BBB).

As of December 31, 2008, there were 38 securities accounting for unrealized losses of $13.8 million in the Utility sector.   Of these unrealized losses, 99.03% were related to investment-grade issues (rated AAA through BBB). As of December 31, 2008, there were 27 securities accounting for unrealized losses of $11.8 million in the Consumer Cyclical sector.   Of these unrealized losses, 95.54% were related to investment-grade issues (rated AAA through BBB). All securities held at December 31, 2008 were subject to the Company’s portfolio monitoring process.

The Company has exposure to sub-prime and Alt-A residential mortgage-backed securities.  Sub-prime mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles.  Alt-A mortgage lending is the origination of residential mortgage loans to customers who have credit ratings above sub-prime, but do not conform to government sponsored standards.  The combination of these two categories of securities is considered below prime.  The Company is not an originator of residential mortgages.  The slowing U.S. housing market and relaxed underwriting standards of some originators of below-prime loans have recently led to higher delinquency and loss rates especially within the 2006 and 2007 vintage years.  Ninety-two percent of these below-prime investments, based upon fair value, held by the Company were either issued before 2006 or have an AAA rating.  At December 31, 2008, the Company had exposure to residential sub-prime and Alt-a mortgages of $165.5 million and $116.9 million, respectively, representing approximately 1.6% of the Company's total invested assets.

Because securities issued by the same issuer with different CUSIP numbers typically have different investment characteristics, such as secured or unsecured, shorter or longer maturities, or different interest rates, management’s analyses of unrealized and realized losses are performed at the CUSIP number level.  The Company also considers the credit condition of issuers at the entity level and considers various issues affecting an issuer collectively as facts and circumstances warrant.

Realized Losses

During the year ended December 31, 2008, the Company did not record any realized losses related to the sale of available-for-sale securities that were in an unrealized loss position.  During the year ended December 31, 2007, the Company recorded $47.3 million realized losses related to the sale of available-for-sale fixed maturity securities that were in an unrealized loss position.

MORTGAGE LOANS AND REAL ESTATE

The Company invests in commercial first mortgage loans and real estate throughout the United States.  Investments are diversified by property type and geographic area.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (continued)

The carrying value of mortgage loans and real estate investments, net of applicable reserves and accumulated depreciation, was as follows:

	December 31,
	2008	2007

Total mortgage loans	$ 2,083,003	$ 2,318,341

Real estate:
Held for production of income	201,470	201,777
Total real estate	$ 201,470	$ 201,777

Total mortgage loans and real estate	$ 2,284,473	$ 2,520,118

Accumulated depreciation on real estate was $36.7 million and $31.8 million at December 31, 2008 and 2007, respectively.

The Company monitors the condition of the mortgage loans in its portfolio.  In those cases where mortgages have been restructured, appropriate allowances for losses have been made.  The Company has recognized impairment on mortgage loans totaling $3.0 million and $3.3 million at December 31, 2008 and 2007, respectively.

Activity for the investment valuation allowances was as follows:

	Balance at			Balance at
	January 1,	Additions	Subtractions	December 31,
2008
Mortgage loans	$ 3,288	$ 3,000	$ (3,288)	$ 3,000

2007
Mortgage loans	$ 3,928	$ -	$ (640)	$ 3,288

Mortgage loans and real estate investments comprise the following property types and geographic regions at December 31:

	2008	2007
Property Type:
Office building	$ 763,405	$ 820,803
Residential	198	369
Retail	923,592	1,067,483
Industrial/warehouse	262,436	306,769
Apartment	106,362	109,919
Other	231,480	218,063
Valuation allowances	(3,000)	(3,288)
Total	$ 2,284,473	$ 2,520,118

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (continued)

	2008	2007
Geographic region:

Alabama	$ 9,049	$ 9,387
Alaska	5,873	6,000
Arizona	4,349	449
Arkansas	55,987	59,024
California	124,004	132,829
Colorado	36,521	39,276
Connecticut	12,599	13,133
Delaware	7,029	7,188
Florida	229,681	269,254
Georgia	62,418	68,371
Idaho	3,832	3,885
Illinois	49,635	47,521
Indiana	32,082	32,584
Iowa	1,469	325
Kansas	7,620	7,853
Kentucky	28,038	29,396
Louisiana	36,426	38,470
Maine	1,090	13,425
Maryland	52,202	72,659
Massachusetts	120,059	139,203
Michigan	19,789	20,649
Minnesota	41,013	41,909
Mississippi	3,836	3,959
Missouri	61,293	64,624
Montana	3,112	30,843
Nebraska	12,937	13,457
Nevada	6,665	5,987
New Hampshire	649	762
New Jersey	35,964	37,952
New Mexico	13,310	13,787
New York	328,439	345,887
North Carolina	37,620	39,453
North Dakota	1,678	1,920
Ohio	145,192	148,743
Oklahoma	8,180	8,811
Oregon	31,261	33,852
Pennsylvania	118,744	132,665
South Carolina	32,318	33,334
South Dakota	921	949
Tennessee	37,845	39,405
Texas	340,082	348,817
Utah	24,363	27,088
Virginia	12,926	14,070
Washington	56,547	76,767
West Virginia	4,576	4,730
Wisconsin	3,942	17,785
All other	24,308	24,969
Valuation allowances	(3,000)	(3,288)
Total	$ 2,284,473	$ 2,520,118

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (continued)

At December 31, 2008, scheduled mortgage loan maturities were as follows:

2009	$ 33,474
2010	34,454
2011	124,344
2012	75,628
2013	129,595
Thereafter	1,685,508
Total	$ 2,083,003

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

The Company has made funding commitments of mortgage loans on real estate and other loans into the future. The outstanding funding commitments for these mortgages amount to $2.0 million and $17.8 million at December 31, 2008 and 2007, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

SECURITIES LENDING

The Company participates in a securities lending program to generate additional income, whereby certain fixed maturity securities are loaned for a specified period of time from the Company’s portfolio to qualifying third parties, via a lending agent.  Borrowers of these securities provide collateral of 102% of the market value of the loaned securities.  The Company generally accepts cash as the only form of collateral.  Under the terms of the securities lending program, the lending agent indemnifies the Company against borrower defaults.

As of December 31, 2008 and 2007, the fair value of the loaned securities was approximately $175.0 million and $536.4 million, respectively, and was included in fixed maturities, available-for-sale, and cash and cash equivalents in the Company’s consolidated balance sheets.  The Company had accepted cash collateral relating to the securities lending program in the amount of $183.5 million and $533.5 million as of December 31, 2008 and 2007, respectively, all of which was re-invested in certain cash instruments and other available-for-sale securities.  The Company records the collateral investments at fair value in the consolidated balance sheets in other invested assets and changes in the fair value of the available-for-sale securities are recorded in other comprehensive income.  The fair value of the collateral investments at December 31, 2008 and 2007 was $179.9 million and $517.7 million, respectively.

The Company earns income from the reinvestment of the cash collateral.  The Company recorded before-tax income from securities lending transactions, net of lending fees, of $2.6 million, $2.2 million and $2.3 million for the years ended December 31, 2008, 2007 and 2006, respectively, which was included in net investment income.

LEVERAGED LEASES

The Company is an owner participant in a trust that is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased through a VIE for a term of 9.78 years.  During 2001, the lease term was extended until 2010.  The Company's equity investment in this VIE represented 8.33% of the partnership that provided 22.9% of the purchase price of the equipment.  The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment, and is non-recourse to the Company.  At the end of the lease term, the master lessee may exercise a fixed price purchase option to purchase the equipment.  The leveraged lease is included as a part of other invested assets.
The Company's net investment in the leveraged lease is composed of the following elements:

	Year ended December 31,
	2008	2007
Lease contract receivable	$ 7,042	$ 12,836
Less: non-recourse debt	-	-
Net Receivable	7,042	12,836
Estimated value of leased assets	20,795	20,795

Less: unearned and deferred income	(2,373)	(4,304)
Investment in leveraged leases	25,464	29,327
Less: fees	(37)	(87)
Net investment in leveraged leases	$ 25,427	$ 29,240

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

DERIVATIVES

The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, to alter investment rate exposures arising from mismatches between assets and liabilities, and to minimize the Company's exposure to fluctuations in interest rates, foreign currency exchange rates and general market conditions. The Company does not hold or issue any derivative instruments for trading purposes.

As a component of its investment strategy and to reduce its exposure to interest rate risk, the Company utilizes interest rate swap agreements.  Interest rate swap agreements are agreements to exchange with a counter-party interest rate payments of differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) as an economic hedge against interest rate changes. No cash is exchanged at the outset of the contract and no principal payments are made by either party.  A single net payment is usually made by one counter-party at each interest payment date. The net payment is recorded as a component of derivative income. Because the underlying principal is not exchanged, the Company's maximum exposure to counter-party credit risk is the difference in payments exchanged.  The fair value of swap agreements is included with derivative instruments - receivable or derivative instruments - payable in the accompanying balance sheet.

The Company utilizes payer swaptions to hedge exposure to interest rate risk.  Swaptions give the buyer the option to enter into an interest rate swap per the terms of the original swaption agreement.  A premium is paid on settlement date and no further cash transactions occur until the positions expire.  At expiration, the swaption either cash settles for value, settles into an interest rate swap, or expires worthless per the terms of the original swaption agreement. Swaptions are carried at fair value which is included in derivative instruments - receivable in the accompanying balance sheet and the change in value is offset to derivative income.

The Company utilizes over-the-counter (“OTC”) put options and exchange traded futures on the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) (“S&P”, “S&P 500”, and “Standard & Poor's” are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by the Company) and other indexes to hedge against stock market exposure inherent in the GMDB and living benefit features of the Company's variable annuities.  The Company also purchases OTC call options on the S&P 500 Index to economically hedge its obligation under certain fixed annuity contracts.  Options are carried at fair value and are included with derivative instruments - receivable in the Company’s balance sheet.

Standard & Poor’s indexed futures contracts are entered into for purposes of hedging fixed index products.  The interest credited on these 1-, 5-, 7- and 10-year term products is based on the changes in the S&P 500 Index.  On the trade date, an initial cash margin is exchanged.  Daily cash is exchanged to settle the daily variation margin and the offset is recorded in derivative income.

The Company issues annuity contracts that contain a derivative instrument that is embedded in the contract.  Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract) and is carried at fair value.

On September 6, 2006 the Company entered into an agreement with the CARS Trust.  Through this agreement, the Company purchased a funded note, which is referenced through a credit default swap to the credit performance of a portfolio of corporate reference entities.  The Company entered into this credit structure for yield enhancement.  As the sole beneficiary of the CARS Trust, the Company is required to consolidate this trust under the requirements of FIN 46(R).  As a result of the consolidation, the Company has recorded in its balance sheet a credit default swap held by the CARS Trust.   At issue, the swap had a seven year term, maturing in 2013.  Under the terms of the swap, the CARS Trust will be required to make payments to the swap counterparty upon the occurrence of a credit event, with respect to any reference entity, that is in excess of the threshold amount specified in the swap agreement.  At December 31, 2008, the CARS Trust has not had to make any payments under the terms of the swap as the sum of all credit events has not exceeded the threshold amount.  At December 31, 2008 the fair value of the credit default swap is $(42.1) million.  Under the terms of the credit derivative, the maximum future payments the CARS Trust could be required to make is $55.0 million.  In the event the trust was required to make any payments under the swap, the underlying assets held by the trust would be liquidated to fund the payment.  If the disposition of these assets is insufficient to fund the payment calculated, then under the terms of the agreement, the cash settlement amount would be capped at the amount of the proceeds from the sale of the underlying assets.  As of December 31, 2008, the fair value of the assets held as collateral by the CARS Trust was $42.3 million.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

DERIVATIVES (continued)

From 2000 through 2002, the Company marketed GICs to unrelated third parties.  Each transaction is highly-individualized but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity-linked cross currency swaps.  The combination of the currency swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the contract.

Included in derivative income are gains (losses) on the translation of foreign currency denominated GIC liabilities of $167.7 million, $45.5 million and $(90.2) million for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company does not employ hedge accounting.  The Company believes that its derivatives provide economic hedges and the cost of formally documenting hedge effectiveness in accordance with the provisions of SFAS No.133 is not justified.  As a result, all changes in the fair value of derivatives are recorded in the current period operations as a component of derivative income.

Net derivative (loss) income for the years ended December 31 consisted of the following:

	2008	2007	2006

Net (expense) income on swap agreements	$(54,513)	$6,943	$(7,749)
Change in fair value of swap agreements (interest rate, currency, and equity)	(613,961)	(255,727)	8,392
Change in fair value of options, futures and embedded derivatives	(203,070)	55,660	8,446
Total derivative (losses) income	$(871,544)	$(193,124)	$9,089

The Company is required to pledge and receive collateral for open derivative contracts.  The amount of collateral required is determined by agreed upon thresholds with the counterparties.  The Company currently pledges cash and U.S. Treasury bonds to satisfy this collateral requirement.  At December 31, 2008 and 2007, $400.7 million and $132.9 million, respectively, of fixed maturities were pledged as collateral and are included with fixed maturities.

The Company’s underlying notional or principal amounts associated with open derivatives positions and the fair value of the (liability) asset were as follows for the years ended December 31:

	2008
	Notional	Fair Value
	Principal	(Liability)
	Amounts	Asset

Interest rate swaps	$14,036,100	$(881,867)
Currency swaps	408,773	50,554
Credit default swaps	55,000	(42,067)
Equity swaps	5,400	2,668
Currency forwards	-	-
Futures	1,991,840	(22,819)
Swaptions	1,150,000	1,863
S&P 500 index call options	1,166,148	17,125
S&P 500 index put options	591,385	107,305

Total	$19,404,646	$(767,238)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

DERIVATIVES (continued)

	2007
	Notional	Fair Value
	Principal	Asset
	Amounts	(Liability)

Interest rate swaps	$11,423,788	$(310,616)
Currency swaps	452,533	174,311
Credit default swaps	55,000	(6,915)
Equity swaps	71,656	19,361
Currency forwards	45	-
Futures	2,099,368	608
Swaptions	500,000	14
S&P 500 index call options	2,619,948	250,311
S&P 500 index put options	646,640	35,547

Total	$17,868,978	$162,621

5. FAIR VALUE MEASUREMENT

On January 1, 2008, the Company adopted SFAS No. 157.  SFAS No. 157 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.  SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  In determining fair value, the Company uses various methods including market, income and cost approaches.  The Company utilizes valuation techniques that maximize the use of observable inputs and minimizes the use of unobservable inputs.

The impact on January 1, 2008, of adopting SFAS No. 157 was a reduction to the value of the Company’s embedded derivative liabilities of $166.1 million.  This change is primarily a result of changes to the valuation assumptions regarding policyholder behavior, primarily lapses, as well as the incorporation of risk margins and the Company’s own credit standing in the valuation of embedded derivatives.

In compliance with SFAS No. 157, the Company has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three-level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Please refer to Note 8 regarding the valuation techniques utilized by the Company to measure the fair values included herein.  There were no changes to these techniques during the year ended December 31, 2008.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (CONTINUED)

Financial assets and liabilities recorded at fair value on the Balance Sheets are categorized as follows:

Level 1

•	Unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices and listed derivatives.

Level 2

•	Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith and credit of the Government, municipal bonds, structured notes and certain MBS and ABS, certain corporate debt, certain private equity investments and certain derivates.

Level 3

•
Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset or liability.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (CONTINUED)

Generally, the types of assets and liabilities utilizing Level 3 valuations are certain MBS and ABS, certain corporate debt, certain private equity investments, certain mutual fund holdings and certain derivatives, including derivatives embedded in annuity contracts and funding agreements.

Fair Value Hierarchy

The following table presents the Company's categories for its assets measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale fixed maturities
Asset-backed and mortgage-backed securities	$-	$54,793	$4,466	$59,259
Foreign government	-	472	-	472
States and political subdivisions	-	-	-
U.S. Treasury and agency securities	56,478	18,503	-	74,981
Corporate securities	-	531,420	7,888	539,308
Total available-for-sale fixed maturities	56,478	605,188	12,354	674,020

Trading fixed maturities
Asset-backed and mortgage-backed securities	-	1,771,382	462,253	2,233,635
Foreign governments	-	84,615	9,200	93,815
States and political subdivisions	-	528	-	528
U.S. Treasury and agency securities	445,732	57,373	-	503,105
Corporate securities	-	8,796,558	134,505	8,931,063
Total trading fixed maturities	445,732	10,710,456	605,958	11,762,146

Derivative instruments - receivable	-	724,435	2,668	727,103
Other invested assets	36,300	143,645	-	179,945
Cash and cash equivalents	1,624,149	-	-	1,624,149
Total investments and cash	2,162,659	12,183,724	620,980	14,967,363

Other assets
Separate account assets (1) (2)	376,709	18,957,344	801,873	20,135,926

Total assets measured at fair value on a recurring basis	$2,539,368	$31,141,068	$1,422,853	$35,103,289

(1) Pursuant to the conditions set forth in AICPA SOP 03-1, the value of separate account liabilities is set to equal the fair value for separate account assets.

(2) Excludes $395.8 million, primarily related to investment sales receivable, net of investment purchases payable, that are not subject to SFAS No. 157.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

The following table presents the Company's categories for its liabilities measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Liabilities
Other policy liabilities
Guaranteed minimum withdrawal benefit liability	$-	$-	$335,612	$335,612
Guaranteed minimum accumulation benefit liability	-	-	358,604	358,604
Derivatives embedded in reinsurance contracts	-	(50,792)	-	(50,792)
Fixed index annuities	-	-	106,619	106,619
Total other policy liabilities	-	(50,792)	800,835	750,043

Derivative instruments – payable	22,818	1,429,457	42,066	1,494,341

Other liabilities
Bank overdrafts	87,534	-	-	87,534

Total liabilities measured at fair value on a recurring basis	$110,352	$1,378,665	$842,901	$2,331,918

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for assets and liabilities which are categorized as Level 3 for the year ended December 31, 2008:

Assets	Beginning balance	Total realized and unrealized gains (losses)		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3 (2)	Ending balance	Change in unrealized gains (losses) included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income
Available-for-sale fixed maturities
Asset-backed and mortgage-backed securities	$ 4,330	(591)	(1,990)	-	2,717	4,466	-
Foreign government	-	-	-	-	-	-	-
States and political subdivisions	-	-	-	-	-	-	-
U.S. Treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	9,039	583	(4,808)	(1,403)	4,477	7,888	-
Total available-for-sale fixed maturities	13,369	(8)	(6,798)	(1,403)	7,194	12,354	-

Trading fixed maturities
Asset-backed and mortgage-backed securities	1,085,287	(728,122)	-	38,480	66,608	462,253	(627,739)
Foreign governments	63,331	(1,250)	-	-	(52,881)	9,200	-
States and political subdivisions	-	-	-	-	-	-	-
U.S. Treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	134,446	(37,157)	-	(2,305)	39,521	134,505	(18,872)
Total trading fixed maturities	1,283,064	(766,529)	-	36,175	53,248	605,958	(646,611)

Derivative instruments – receivable	24,073	2,487	-	(24,255)	363	2,668	2,668
Other invested assets	-	-	-		-	-	-
Cash and cash equivalents	-	-	-		-	-	-
Total investments and cash	1,320,506	(764,050)	(6,798)	10,517	60,805	620,980	(643,943)

Other assets
Separate account assets (1)	1,752,495	(322,652)	-	192,166	(820,136)	801,873	(238,261)

Total assets measured at fair value on a recurring basis	3,073,001	(1,086,702)	(6,798)	202,683	(759,331)	1,422,853	(882,204)

(1)
The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities which results in a net zero impact on net income for the Company.

(2)	Transfer in and/or (out) of level 3 during the year ended December 31, 2008 are primarily attributable to changes in the observability of inputs used to price the securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for assets and liabilities which are categorized as Level 3 for the year ended December 31, 2008:
Liabilities	Beginning balance	Total realized and unrealized (gains) losses		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3	Ending balance	Change in unrealized (gains) losses included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income

Other policy liabilities
Guaranteed minimum withdrawal benefit liability	10,151	296,048	-	29,413	-	335,612	297,426
Guaranteed minimum accumulation benefit liability	22,649	313,928	-	22,027	-	358,604	315,548
Derivatives embedded in reinsurance contracts	-	-	-	-	-	-	-
Fixed index annuities	392,017	(263,765)	-	(21,633)	-	106,619	(206,413)
Total other policy liabilities	424,817	346,211	-	29,807	-	800,835	406,561

Derivative instruments – payable	11,627	30,439	-	-	-	42,066	30,440

Total liabilities measured at fair value on a recurring basis	436,444	376,650	-	29,807	-	842,901	437,001

The FV Option

SFAS No. 159 provides entities the option to measure certain financial assets and financial liabilities at fair value with changes in fair value recognized in earnings each period.  SFAS No. 159 permits the FV option election on an instrument-by-instrument basis at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument.  The Company adopted SFAS No. 159 as of January 1, 2008.  The Company elected to apply the provisions of SFAS No. 159 for all fixed maturity securities attributable to certain life, health and annuity products, which had previously been designated as available-for-sale.  At December 31, 2007 such available-for-sale securities had a market value of $10.7 billion and an amortized cost of $11.1 billion, and are now classified as trading securities.

The Company adopted the FV option to more closely align the changes in the fair values of its derivative instruments, which are reported as a component of net derivative loss in the statement of operations, with the changes in the fair value of its fixed maturity investments, a significant portion of which are now reported as a component of net investment income in the statement of operations, due to the election of the FV option.  The Company does not employ hedge accounting for any of its derivative instruments.  The Company primarily uses interest rate swaps as part of its asset-liability management strategy, which generally experiences changes in fair value due to interest rate changes.  As such, the Company is attempting to mitigate earnings volatility by electing the FV option for a significant portion of its fixed maturity investment portfolio, which is expected to experience inverse movements in fair value related to interest rate changes.  Additionally, this election provides greater accounting consistency with the Parent and SLF, and will make it possible for the Company to employ different investment strategies in the future, whereby portfolio trading will not influence the Company’s accounting.

In accordance with SFAS No. 159 and SFAS No. 95, “Statement of Cash Flows (as amended),” the Company has changed the presentation of purchases and sales of its fixed maturity securities previously designated as trading in the statement of cash flows, which supports the nature and purpose for which those securities were acquired, which was to not sell them in the near term.  The prior period cash flow has been reclassified to conform to this change.  Purchases and sales of these securities are reported gross in the investing section of the statement of cash flows.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (CONTINUED)

The FV Option (continued)

Investment income for both trading and available-for-sale fixed maturities is recognized when earned, including amortization of any premium or accrual of any discount, and the effect of estimated principal repayments, if applicable.  Investment income is reported as a component of net investment income in the statement of operations.

As a result of adoption of SFAS No. 159, the Company recorded an increase to opening accumulated other comprehensive income and a related decrease to opening retained earnings of $88.4 million, related to the unrealized loss on investments, net of DAC, VOBA, policyholder liabilities, and tax effects at January 1, 2008, the date of adoption.

6. NET REALIZED INVESTMENT LOSSES

Net realized investment losses on available-for-sale fixed maturities and other investments consisted of the following for the years ended December 31:

	2008	2007	2006

Fixed maturities	$ 2,162	$ (4,107)	$ (53,120)
Equity securities	-	395	519
Mortgage and other loans	360	780	1,543
Real estate	431	-	-
Other invested assets	175	(32)	(19)
Other-than-temporary impairments	(41,864)	(68,092)	(6,329)
Sales of previously impaired assets	495	10,008	12,895

Net realized investment losses	$ (38,241)	$ (61,048)	$ (44,511)

7. NET INVESTMENT (LOSS) INCOME

Net investment (loss) income by asset class consisted of the following for the years ended December 31:

	2008	2007	2006

Fixed maturities - Interest and other income	$ 930,217	$ 998,246	$ 1,073,114
Fixed maturities - Change in fair value and net realized (losses) gains on trading securities	(3,143,862)	(83,743)	15,608
Mortgages and other loans	134,963	153,228	135,515
Real estate	8,575	9,347	10,460
Policy loans	44,601	43,708	44,516
Assumed under funds withheld reinsurance agreements	295,409	27,477	-
Ceded under funds withheld reinsurance agreements	(63,513)	(78,246)	(96,984)
Other	23,604	44,426	38,858
Gross investment (loss) income	(1,770,006)	1,114,488	1,221,087
Less: Investment expenses	19,829	15,896	15,006
Net investment (loss) income	$ (1,789,835)	$ 1,098,592	$ 1,206,081

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

7. NET INVESTMENT (LOSS) INCOME (CONTINUED)

Investment income on funds withheld reinsurance portfolios is included as a component of net investment income and is accounted for consistent with the policies outlined in Note 1.

The assumed and ceded investment income relates to certain funds withheld reinsurance agreements. The $267.9 million increase in assumed investment income during 2008 as compared to 2007 relates to the funds withheld reinsurance agreement between Sun Life Vermont, a subsidiary of the Company, and SLOC.  This reinsurance agreement was effective during the fourth quarter of 2007.  The $14.7 million decrease in ceded investment income during 2008 as compared to 2007, primarily relates to the funds withheld reinsurance agreement between the Company and SLOC.

8.  FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, “Disclosure about Fair Value of Financial Instruments,” excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements.  The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items.  Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company.  Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

	2008		2007
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Cash and cash equivalents	$ 1,624,149	$ 1,624,149	$ 1,169,701	$ 1,169,701
Fixed maturities	12,436,166	12,436,166	15,370,241	15,370,241
Mortgages	2,083,003	2,083,089	2,318,341	2,324,351
Derivative instruments -receivables	727,103	727,103	609,261	605,058
Policy loans	729,407	768,658	712,633	712,633
Other invested assets	179,945	179,945	533,476	533,476
Separate accounts	20,531,724	20,531,724	24,996,603	24,996,603

Financial liabilities:
Contractholder deposit funds and other policy liabilities	14,292,665	13,256,964	15,716,209	14,060,467
Derivative instruments - payables	1,494,341	1,494,341	446,640	442,437
Long-term debt to affiliates	1,998,000	1,998,000	1,945,000	1,945,000
Other liabilities	87,534	87,534	105,154	105,154
Separate accounts	20,531,724	20,531,724	24,996,603	24,996,603

The following methods and assumptions were used by the Company in determining the estimated fair value of its financial instruments:

Interest receivable on the above financial instruments is stated at carrying value which approximates fair value.

Cash and cash equivalents: The carrying value for cash and cash equivalents approximates fair values due to the short-term nature and liquidity of the balance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

8. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Fixed maturities: The Company determines the fair value of its publicly traded fixed maturities using four primary pricing methods: third-party pricing services, non-binding broker quotes, pricing matrices, and pricing models.  Prices are first sought from third-party pricing services; the remaining unpriced securities are priced using one of the remaining three methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing matrices and models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as CMOs, CMBS, and ABS, are priced using a matrix, fair value model or independent broker quotations.  CMBS securities, which are a subset of the Company's CMO holdings, are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Other CMOs and ABS are priced using matrices, models and independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, MBS, CMBS, and CMOs.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately placed fixed maturities, fair values are estimated using matrices, which take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately placed fixed maturities are also priced using market prices or broker quotes.

Mortgages: The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivative instruments, receivables and payables: The fair values of swaps are based on current settlement values, dealer quotes and market prices.  Fair values for options and futures are also based on dealer quotes and market prices.

Policy loans:  The fair value of policy loans is determined by estimating future cash flows, discounted at the current average policy loan rate.

Other invested assets:  This financial instrument primarily consists of certain cash instruments and fixed maturity securitites, which were purchased using cash collateral related to a securities lending program in which the Company participates.  The fair value of the cash instrument is consistent with the method used in calculating the fair value of the cash and cash equivalents, as described above.  The pricing methods used for the fixed maturity securities component of the securities lending is as explained in the fair value of fixed maturities above.

Separate accounts, assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices.  The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

8. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Contractholder deposit funds and other policy liabilities: The fair values of the Company's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.  The fair values of other deposits with future maturity dates are estimated using discounted cash flows.  The fair values of S&P 500 Index and other equity-linked embedded derivatives are produced using standard derivative valuation techniques.  GMABs or GMWBs are considered to be derivatives under SFAS No. 133 and are included in contractholder deposit funds.  Prior to the adoption of SFAS No. 157, the fair value of the embedded derivatives was calculated stochastically using risk neutral scenarios over a fifty-year projection.  Policyholder assumptions were based on experience studies and industry standards.  Consistent with the provisions of SFAS No. 157, effective January 1, 2008, the Company began incorporating risk margins and the Company’s own credit standing, as well as changes in assumptions regarding policyholder behavior, in the calculation of the fair value of embedded derivatives.

Long term debt: The fair value of notes payable and other borrowings is based on future cash flow discounted at the stated interest rate, considering all appropriate terms of the related agreements. Due to provisions included in such agreements, whereby the issuer of the notes has the ability to call each note at par with appropriate approvals, the fair value is equal to par value.

Other liabilities:  This financial instrument consists of issued checks and transmitted wires that have not been cashed and processed in the Company’s bank accounts at the end of the reporting period.  The fair value of other liabilities is consistent with the method used in calculating the fair value of the cash and cash equivalents, as described above.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

9. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders.  The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement.  To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.  Management believes that any liability from this contingency is unlikely.

The effects of the Company’s reinsurance agreement were as follows:

	For the Years Ended December 31,
	2008	2007	2006
Premiums and annuity considerations:
Direct	$ 67,938	$ 62,645	$ 61,713
Assumed	58,961	50,986	-
Ceded	(4,166)	(3,015)	(2,521)
Net premiums and annuity considerations	$ 122,733	$ 110,616	$ 59,192

Policyowner benefits:
Direct	$ 482,737	$ 260,008	$ 197,872
Assumed	95,086	30,430	-
Ceded	(134,306)	(60,953)	(40,902)
Net policyowner benefits:	$ 443,517	$ 229,485	$ 156,970

Commission and expense:
Direct	$ 13,203	$ 5,617	$ 25,175
Assumed	28,490	7,521	-
Ceded	(9,560)	(502)	(200)
Net commission and expense	$ 32,133	$ 12,636	$ 24,975

Interest Credited:
Direct	$ 601,435	$ 693,665	$ 705,943
Assumed	38,834	14,075	8,749
Ceded	(78,643)	(77,917)	(81,287)
Net interest credited	$ 561,626	$ 629,823	$ 633,405

Fee and other income:
Direct	$ 608,066	$ 599,132	$ 477,600
Assumed	114,762	4,495	-
Ceded	(158,075)	(123,723)	(78,978)
Net fee and other income	$ 564,753	$ 479,904	$ 398,622

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

9. REINSURANCE (CONTINUED)

A brief discussion of the Company’s significant reinsurance agreements by business segment follows.  (See Note 17 for additional information on the Company's business segments).

Wealth Management Segment

The Wealth Management Segment manages a closed block of single premium whole life (“SPWL”) insurance policies, a retirement-oriented tax-advantaged life insurance product.  The Company discontinued sales of SPWL policies in response to certain tax law changes in the 1980s.  The Company had SPWL policyholder balances of approximately $1.6 billion as of December 31, 2008 and 2007.  On December 31, 2003, this entire block of business was reinsured on a funds withheld coinsurance basis with SLOC, an affiliate.

Related to this agreement, the Company held the following assets and liabilities at December 31:

	2008	2007
Assets
Reinsurance receivables	$1,560,946	$1,591,315
Other assets	38,998	6,380

Liabilities
Contractholder deposit funds and other policy liabilities	1,428,331	1,591,315
Reinsurance payable to an affiliate	1,509,989	1,574,516

The funds withheld assets are comprised of trading bonds and mortgages being managed by the Company.  The significant decline in the value of the funds withheld assets during the year ended December 31, 2008 increased the value of an embedded derivative which has been separated from the host reinsurance contract and recorded at fair value in the Company’s consolidated balance sheet.  The fair value of the embedded derivative reduced contractholder deposit funds and other policy liabilities by $130.6 million at December 31, 2008 and resulted in derivative income of $130.6 million for the year ended December 31, 2008.  Reinsurance payable to affiliates includes a funds withheld liability of $1,510.0 million and $1,534.0 million at December 31, 2008 and 2007.

By reinsuring the SPWL policies, the Company reduced net investment income by $60.3 million, $78.2 million and $97.0 million for the years ended December 31, 2008, 2007 and 2006, respectively.  The Company also reduced interest credited by $74.8 million, $74.8 million and $76.0 million for the years ended December 31, 2008, 2007 and 2006, respectively.  In addition, the Company increased net investment income, relating to an experience rating refund under the reinsurance agreement with SLOC, by $5.3 million, $8.9 million and $13.0 million for the years ended December 31, 2008, 2007 and 2006, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

9. REINSURANCE (CONTINUED)

Individual Protection Segment

The Company has agreements with SLOC and several unrelated companies, which provide for reinsurance of portions of the net-amount-at-risk under certain individual variable universal life, UL, individual private placement variable universal life, bank owned life insurance (“BOLI”), and corporate owned life insurance (“COLI”) policies. These amounts are reinsured on either a monthly renewable or a yearly renewable term basis.  In accordance with these agreements, fee income was reduced by $80.0 million, $21.6 million and $37.8 million for the years ended December 31, 2008, 2007 and 2006, respectively.

Pursuant to a reinsurance agreement with SLOC that was effective November 8, 2007, Sun Life Vermont will fund AXXX reserves, attributable to certain UL policies sold by SLOC through its United States branch (the “Branch”).  Sun Life Vermont is reinsuring, on a coinsurance basis, a 100% quota share of SLOC's risk on the UL policies covered under the reinsurance agreement.  New UL business issued through December 31, 2008 has been reinsured under this agreement.  Sun Life Vermont's obligations will be secured in part through a reinsurance trust and in part on a funds-withheld basis.  On November 8, 2007, pursuant to the reinsurance agreement, Sun Life Vermont recorded total assets of $576.9 million, including a funds withheld reinsurance receivable of $551.8 million, deferred costs of $22.4 million, and other assets of $2.8 million.  Total liabilities assumed on November 8, 2007 of $576.9 million consisted of $553.7 million in contractholder deposit account value, $20.4 million in future contract and policy benefits, and other liabilities of $2.8 million.  Under the reinsurance agreement, Sun Life Vermont held the following assets and liabilities at December 31:

	2008	2007
Assets
Reinsurance receivable for funds withheld	$1,105,722	$626,608
Reinsurance receivable for deferred costs	19,686	22,322

Liabilities
Contractholder deposit funds and other policy liabilities	813,387	580,613
Future contract and policy benefits	73,058	23,692
Other liabilities	12,004	33,150

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

9. REINSURANCE (CONTINUED)

Individual Protection Segment (continued)

Funds withheld assets comprised of trading bonds, mortgages and derivatives, amounting to $1,105.7 million and $626.6 million at December 31, 2008 and 2007, respectively, are being held in a separate trust account for the protection of policyholders and claimants of the Branch.  The Company recorded assumed investment income of $295.4 million and $27.5 million for the years ended December 31, 2008 and 2007, respectively.  The assets of the trust are managed by SLOC with all of the investment returns, net of expenses, inuring to the Company.  The funds withheld asset is reported as reinsurance receivable.  The coinsurance treaty with funds withheld gives rise to an embedded derivative requiring that it be separated from the host reinsurance contract.  The fair value of the embedded derivative increased contractholder deposit funds and other policy liabilities by $91.8 million and $3.1 million at December 31, 2008 and 2007, respectively.  Included in derivative income are losses of $88.7 million and $3.1 million for the years ended December 31, 2008 and 2007, respectively, related to the embedded derivative.

In addition, the reinsurance agreement between SLOC and Sun Life Vermont has increased revenues by approximately $321.2 million and $29.7 million for the years ended December 31, 2008 and 2007, respectively, and increased expenses by $134.0 million and $14.1 million for the years ended December 31, 2008 and 2007, respectively.

Effective December 31, 2007, SLNY entered into a reinsurance agreement with SLOC under which SLOC will fund AXXX reserves, attributable to certain UL policies sold by SLNY.  Under this agreement SLNY ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis certain in-force policies at December 31, 2007.  Future new business will also be reinsured under this agreement.  Related to this agreement, SLNY held the following assets and liabilities at December 31:

	2008	2007
Assets
Reinsurance receivables	$77,628	$117,293
Other assets	2,676	-

Liabilities
Contractholder deposit funds and other policy liabilities	63,210	66,170
Future contract and policy benefits	3,162	3,974
Reinsurance payable to an affiliate	140,832	117,367
Other liabilities	1,057	-

Reinsurance payable to an affiliate includes a funds withheld liability of $89.4 million and $71.6 million at December 31, 2008 and 2007, respectively; and, a deferred gain of $51.4 million and $45.7 million at December 31, 2008 and 2007, respectively.  The funds withheld assets comprised of trading bonds and mortgages being managed by the Company.  The coinsurance treaty with funds withheld gives rise to an embedded derivative requiring that it be separated from the host reinsurance contract.  The fair value of the embedded derivative reduced contractholder deposit funds and other policy liabilities by $12.0 million at December 31, 2008 and resulted in derivative income of 12.0 million for the year ended December 31, 2008.

In addition, the reinsurance agreement between SLOC and SLNY has decreased revenues by $9.7 million and decreased expenses by $11.5 million for the year ended December 31, 2008.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

9. REINSURANCE (CONTINUED)

Group Protection Segment

The Company, through its subsidiary, SLNY, has several agreements with unrelated companies whereby the unrelated companies reinsure the mortality and morbidity risks of certain of the Company’s group contracts.

The Company, through its subsidiary, SLNY, has also an agreement, effective May 31, 2007, to assume the net risks of SLHIC’s New York issued contracts.  At December 31, 2008, SLNY held policyholder liabilities of $32.8 million related to this agreement. In addition, the activities related to the reinsurance agreement have increased revenues by $59.0 million and $51.0 million for the years ended December 31, 2008 and 2007, respectively, and increased expenses by $48.6 million and $34.6 million for the years ended December 31, 2008 and 2007, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10.  RETIREMENT PLANS

Prior to the December 31, 2008 merger of plans described below, the Company sponsored three non-contributory defined benefit pension plans for its employees and certain affiliated employees.  These plans were the staff qualified pension plan (“staff pension plan”), the agents’ qualified pension plan (“agents’ pension plan”) and the staff nonqualified pension plan (“UBF plan”) (collectively, the “Pension Plans”).  Expenses are allocated to participating companies based in a manner consistent with the allocation of employee compensation expenses.  The Company's funding policies for the staff pension plan is to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 (“ERISA”).  Most pension plan assets consist of separate accounts of SLOC or other insurance company contracts.

Effective December 31, 2008, the agents’ pension plan was merged into the staff pension plan. The plan merger resulted in a transfer from the agents’ pension plan to the staff pension plan of a projected benefit obligation of $8.8 million and plan assets of $28.3 million. The plan merger did not change the provisions of the agents’ pension plan.

Until the funding requirements for the 2009 plan year under the Pension Protection Act of 2006 are determined in April of 2009, the Company is not expected to make contributions to the staff pension plan in 2009.  The Company will be required to make a contribution for the 2009 plan year by September 2010.

Effective November 7, 2007, IFMG ceased to be an affiliated employer under the staff pension plan, when IFMG was sold by the Parent. As of that date, the staff pension plan was amended to allow IFMG to continue as a participating employer. Effective December 9, 2008 the staff pension plan was amended to eliminate IFMG as a participating employer.

Effective January 1, 2007, the agents’ pension plan was amended for a cost of living adjustment for eligible participants.

The Company sponsors a postretirement benefit plan for its employees and certain affiliated employees providing certain health, dental and life insurance benefits for retired employees and dependents (the “Other Post Retirement Benefit Plan”).  Expenses are allocated to participating companies based on the number of participants.  Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition.  Life insurance benefits are generally set at a fixed amount.

On May 31, 2007, as part of Sun Life Financial’s acquisition of EBG, the Company provided prior service credit under its retiree medical plan to the transferred EBG employees not currently eligible for those benefits under the corresponding Genworth plan.  Additionally, as part of the acquisition, the fair value of the liabilities assumed by the Company included the unfunded accumulated postretirement benefit obligation (“APBO”) attributable to the prior service cost associated with the transferred EBG employees.  The final purchase price was adjusted at May 31, 2007, to settle the unfunded APBO undertaken by the Company.

On September 29, 2006, the FASB issued SFAS No. 158, which requires recognition of the overfunded or underfunded status of pension and other postretirement benefit plans on the balance sheet.  The measurement date – the date at which the benefit obligation and plan assets are measured – is required to be the Company's fiscal year end.  The Company adopted the balance sheet recognition provisions of SFAS No. 158 at December 31, 2006 and adopted the year end measurement date provisions effective January 1, 2008.  The adoption of the year-end measurement date provisions resulted in a net of tax cumulative-effect decrease of $0.3 million to the Company’s January 1, 2008, other comprehensive income (“OCI”).

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10.  RETIREMENT PLANS (CONTINUED)

The following tables set forth the change in the Pension Plans’ and Other Post Retirement Benefit Plan’s projected benefit obligations and assets, as well as information on the plans’ funded status at December 31:

	Pension Plans		Other Post Retirement Benefit Plan
	2008	2007	2008	2007
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$ 262,757	$ 261,380	$ 52,229	$ 45,852
Effect of eliminating early measurement date	1,982	-	705	-
Service cost	3,520	4,108	1,616	1,234
Interest cost	16,617	15,754	3,332	2,915
Actuarial (gain) loss	(3,424)	(11,210)	(6,729)	213
Benefits paid	(10,550)	(8,577)	(2,266)	(2,979)
Plan amendments	-	1,302	-	-
Federal subsidy	-	-	225	194
Unfunded APBO as a result of EBG acquisition	-	-	-	4,800
Projected benefit obligation at end of year	$ 270,902	$ 262,757	$ 49,112	$ 52,229

	Pension Plans		Other Post Retirement Benefit Plan
	2008	2007	2008	2007
Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ 291,824	$ 269,712	$ -	$ -
Effect of eliminating early measurement date	1,981	-	-	-
Employer contributions	-	-	2,266	2,979
Other	350	(262)	-	-
Actual return on plan assets	(88,094)	30,951	-	-
Benefits paid	(10,550)	(8,577)	(2,266)	(2,979)
Fair value of plan assets at end of year	$ 195,511	$ 291,824	$ -	$ -

	Pension Plans		Other Post Retirement Benefit Plan
	2008	2007	2008	2007
Information on the funded status of the plan:
Funded status	$ (75,391)	$ 29,067	$ (49,112)	$ (52,229)
4th quarter contribution	-	(710)	-	532
(Accrued) prepaid benefit cost	$ (75,391)	$ 28,357	$ (49,112)	$ (51,697)

The accumulated benefit obligation for the Pension Plans at December 31, 2008 and 2007 was $263.1 million and $253.6 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10.  RETIREMENT PLANS (CONTINUED)

The Pension Plans were underfunded at December 31, 2008.  For the year ended December 31, 2007, the UBF plan was underfunded. The following table provides information on the projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with an accumulated benefit obligation in excess of plan assets as of December 31:

	Pension Plans	Pension Plans
	2008	2007
Projected benefit obligations	$ 270,902	$ 27,277
Accumulated benefit obligation	263,142	25,138
Plan assets	195,511	-

The staff pension plan and agent’s pension plan were overfunded at December 31, 2007.

Amounts recognized in the Company’s consolidated balance sheets for the Pension Plans and Other Post Retirement Benefit Plan consist of the following, as of December 31:

	Pension Plans		Other Post Retirement Benefit Plan
	2008	2007	2008	2007
Other assets	$ -	$ 59,423	$ -	$ -
Other liabilities	(75,391)	(31,066)	(49,112)	(51,697)
	$ (75,391)	$ 28,357	$ (49,112)	$ (51,697)

Amounts recognized in the Company’s AOCI consist of the following:

	Pension Plans		Other Post Retirement Benefit Plan
	2008	2007	2008	2007
Net actuarial loss (gain)	$ 86,528	$ (22,103)	$ 5,563	$ 13,437
Prior service cost	4,109	4,529	(3,890)	(4,551)
Transition asset	(3,589)	(6,206)	-	-
	$ 87,048	$ (23,780)	$ 1,673	$ 8,886

The following table sets forth the effect on retained earnings and AOCI of eliminating the early measurement date:

	Pension Plans 2008	Other Post Retirement Benefit Plan 2008
Retained earnings	$ (1,346)	$ 1,334

Amounts amortized from AOCI:
Amortization of actuarial loss (gain)	$ 198	$ (229)
Amortization of prior service (cost) credit	(83)	132
Amortization of transition asset	524	-
Total amortization from AOCI	$ 639	$ (97)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10.  RETIREMENT PLANS (CONTINUED)

The following table sets forth the components of the net periodic benefit cost and the Company’s share of net periodic benefit costs related to the Pension Plans and Other Post Retirement Benefit Plan for the years ended December 31:

	Pension Plans			Other Post Retirement Benefit Plan
	2008	2007	2006	2008	2007	2006
Components of net periodic (benefit) cost:
Service cost	$ 3,520	$ 4,108	$ 6,024	$ 1,616	$ 1,234	$ 1,311
Interest cost	16,617	15,754	15,065	3,332	2,915	2,967
Expected return on plan assets	(22,972)	(21,874)	(21,672)	-	-	-
Amortization of transition obligation asset	(2,093)	(2,093)	(2,093)	-	-	-
Amortization of prior service cost	337	337	266	(529)	(529)	(529)
Recognized net actuarial (gain) loss	(792)	(107)	437	916	912	1,450
Net periodic (benefit) cost	$ (5,383)	$ (3,875)	$ (1,973)	$ 5,335	$ 4,532	$ 5,199

The Company’s share of net periodic (benefit) cost	$ (5,383)	$ (3,875)	$ (1,973)	$ 4,638	$ 3,910	$ 4,501

The following table shows changes in the Company’s AOCI related to the Pension Plans and Other Post Retirement Benefit Plan for the following years:

	Pension Plans			Other Post Retirement Benefit Plan
	2008	2007	2006	2008	2007	2006
Net actuarial loss (gain) arising during the year	$ 107,641	$ (20,287)	$ (1,923)	$ (6,729)	$ 279	$ 14,070
Net actuarial gain (loss) recognized during the year	792	107	-	(916)	(912)	-
Prior service cost arising during the year	-	1,302	3,564	-	-	(5,080)
Prior service cost recognized during the year	(337)	(337)	-	529	529	-
Transition asset recognized during the year	2,093	2,093	-	-	-	-
Transition asset arising during the year	-	-	(8,299)	-	-	-
Change in effect of additional minimum liability	-	-	(2,834)	-	-	-
Total recognized in AOCI	110,189	(17,122)	(9,492)	(7,116)	(104)	8,990
Tax effect	(38,566)	5,993	3,322	2,491	36	(3,147)
Total recognized in AOCI, net of tax	71,623	(11,129)	(6,170)	(4,625)	(68)	5,843

Total recognized in net periodic benefit cost and other comprehensive income, net of tax	$ 66,240	$ (15,004)	$ (8,143)	$ 13	$ 3,842	$ 10,344

The estimated amounts that will be amortized from AOCI into net periodic benefit costs in 2009 are as follows:

	Pension Plans	Other Post Retirement Benefit Plan
Actuarial gain	$ 2,470	$ 379
Prior service cost	337	(529)
Transition asset	(2,093)	-
Total	$ 714	$ (150)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10.  RETIREMENT PLANS (CONTINUED)

Assumptions

Weighted average assumptions used to determine benefit obligations for the Pension Plans and Other Post Retirement Benefit Plan were as follows:

	Pension Plans			Other Post Retirement Benefit Plan
	2008	2007	2006	2008	2007	2006
Discount rate	6.5%	6.35%	6.0%	6.5%	6.35%	6.0%
Rate of compensation increase	3.75%	4.0%	4.0%	n/a	n/a	n/a

Weighted average assumptions used to determine net benefit cost for the Pension Plans and Other Post Retirement Benefit Plan were as follows:

	Pension Plans			Other Post Retirement Benefit Plan
	2008	2007	2006	2008	2007	2006
Discount rate	6.35%	6.0%	5.8%	6.35%	6.0%	5.8%
Expected long term return on plan assets	8.0%	8.25%	8.75%	n/a	n/a	n/a
Rate of compensation increase	4.0%	4.0%	4.0%	n/a	n/a	n/a

The Company determines the expected long-term rate of return on plan assets by taking the weighted average return expectations based on the long-term return expectations and investment strategy then adjusted for the impact of rebalancing. The difference between actual and expected returns is recognized as a component of unrecognized gains/losses, which is recognized over the average remaining lifetime of inactive participants or the average remaining service lifetime of active participants in the plan, as provided by accounting standards.

In order to measure the Other Post Retirement Benefit Plan’s obligation for 2008, the Company assumed a 9% annual rate of increase in the per capita cost of covered healthcare benefits.  In addition, medical cost inflation is assumed to be 8.5% in 2009 and assumed to decrease gradually to 5.00% for 2014 and remain at that level thereafter.  Assumed healthcare cost trend rates have a significant effect on the amounts reported for the healthcare plans.  A one-percentage point change in assumed health care cost trend rates would have the following effect:

	1- Percentage-Point	1- Percentage-Point
	Increase	Decrease
Effect on post retirement benefit obligation	$ 3,608	$ (3,446)
Effect on total of service and interest cost	$ 434	$ (433)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10.  RETIREMENT PLANS (CONTINUED)

Plan Assets

The asset allocation for the Company’s staff pension plan assets for 2008 measurement and staff pension plan and agents’ plan assets for 2007 measurement, and the target allocation for 2009, by asset category, are as follows:

	Target Allocation	Percentage of Plan Assets
Asset Category	2009	2008	2007
Equity Securities	60%	54%	65%
Debt Securities	25%	30%	26%
Commercial Mortgages	15%	16%	9%
Total	100%	100%	100%

The target allocations were established to reflect the Company’s investment risk posture and to achieve the desired level of return commensurate with the needs of the fund.  The target ranges are based upon a three to five-year time horizon and may be changed as circumstances warrant.

The portfolio of investments should, over a period of time, earn a gross annualized rate of return that:

1)	exceeds the assumed actuarial rate;
2)	exceeds the return of customized index created by combining benchmark returns in appropriate weightings based on an average asset mix of funds; and
3)	generates a real rate of return of at least 3% after inflation, and sufficient income or liquidity to pay retirement benefits on a timely basis.

The objective of the fund is to maximize the rate of return on assets over the long term. Safety of principal, credit quality and diversification are important considerations. Pursuant with this objective the fund will invest in a diversified portfolio of common stocks and fixed income investments. The fund is permitted to invest in derivative securities as long as the total derivatives exposure does not exceed 20% of the fund’s value.

Cash Flow

The Company does not expect to make contributions to the staff pension plan in 2009. However, the Company will contribute $1.3 million to the UBF plan in 2009.

The Company has estimated the following future benefit payments for the Pension Plans and the future benefit payments and expected federal subsidy for the Other Post Retirement Benefit Plan for the years 2009 through 2018:

		Other Post Retirement Benefit Plan’s
	Pension Plans’ Benefits	Benefits	Expected Federal Subsidy
2009	$ 10,109	$ 3,128	$ 224
2010	10,769	3,275	226
2011	11,594	3,448	227
2012	12,485	3,620	227
2013	13,261	3,831	223
2014 to 2018	80,720	23,054	982

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10.  RETIREMENT PLANS (CONTINUED)

Savings and Investment Plan

The Company sponsors and participates in a savings plan that qualifies under Section 401(k) of the Internal Revenue Code (“the 401(k) Plan”) for which substantially all employees of at least age 21 are eligible to participate at date of hire. Under the 401(k) Plan, the Company matches, up to specified amounts, the employees’ contributions to the plan.

On September 21, 2005, the Board of Directors of the Company approved amendments pertaining to the 401(k) Plan including the following:

Effective January 1, 2006, the 401 (k) Plan also includes a retirement investment account that qualifies under Section 401(a) of the Internal Revenue Code (“the RIA”).  The Company contributes a percentage of the participant’s eligible compensation determined under the following chart based on the sum of the participant’s age and service on January 1 of the applicable plan year.

Age Plus Service	Company Contribution
Less than 40	3%
At least 40 but less than 55	5%
At least 55	7%

For RIA participants who are at least age 40 on January 1, 2006 and whose age plus service on January 1, 2006 equals or exceeds 45, the Company also contributes to the RIA from January 1, 2006 through December 31, 2015, a percentage of the participant’s eligible compensation determined under the following chart based on the participant’s age and service on January 1, 2006.

	Service
Age	Less than 5 years	5 or more years
At least 40 but less than 43	3.0%	5.0%
At least 43 but less than 45	3.5%	5.5%
At least 45	4.5%	6.5%

For RIA participants who did not become participants in the Other Post Retirement Benefit Plan before January 1, 2006, the Company made a one-time RIA contribution in January 2006 based on their applicable percentage from the first chart above as of January 1, 2006 and their eligible compensation paid during the period beginning on their hire date and ending on December 31, 2005.

The amount of the 2008 employer contributions under the 401(k) Plan for the Company and its affiliates was $22.7 million.  Amounts are allocated to affiliates based on their respective employees’ contributions.  The Company’s portion of the expense was $18.1 million, $16.1 million and $10.8 million for the years ended December 31, 2008, 2007 and 2006, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

11. FEDERAL INCOME TAXES

The Company accounts for current and deferred income taxes in the manner prescribed by SFAS No. 109.  A summary of the components of income tax (benefit) expense in the consolidated statements of operations for the years ended December 31 is as follows:

	2008	2007	2006
Income tax (benefit) expense:
Current	$(85,841)	$(108,526)	$(5,792)
Deferred	(773,142)	84,668	4,180

Total income tax benefit	$(858,983)	$(23,858)	$(1,612)

Federal income taxes attributable to the Company’s consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate at 35%. The Company's effective rate differed from the federal income tax rate as follows:

	2008	2007	2006

Expected federal income tax (benefit) expense	$(1,082,838)	$407	$26,838
Low income housing credit	(4,016)	(5,490)	(6,225)
Separate account dividend received deduction	(18,144)	(11,988)	(13,090)
Prior year adjustments/settlements	(7,279)	932	(8,396)
Valuation allowance	79,963	-	-
Goodwill impairment not deductible	176,885	-	-
FIN 48 adjustments/settlements	(932)	(6,375)	-
Other items	(2,628)	(1,775)	(844)

Federal income tax benefit	(858,989)	(24,289)	(1,717)
State income tax expense	6	431	105

Total income tax benefit	$(858,983)	$(23,858)	$(1,612)

The net deferred tax asset represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's net deferred tax asset as of December 31 were as follows:

	2008	2007
Deferred tax assets:
Actuarial liabilities	$194,253	$110,617
Net operating loss	98,958	-
Investments, net	1,331,665	230,416
Other	80,233	-
	1,705,109	341,033
Valuation allowance	(79,963)	-
Total deferred tax assets	1,625,146	341,033

Deferred tax liabilities:
Deferred policy acquisition costs	(768,301)	(322,461)
Other	-	(2,627)
Total deferred tax liabilities	(768,301)	(325,088)

Net deferred tax asset	$856,845	$15,945

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

11. FEDERAL INCOME TAXES (CONTINUED)

The Company’s net deferred tax asset of $856.8 million at December 31, 2008 is comprised of gross deferred tax assets, gross deferred tax liabilities and a valuation allowance.  The gross deferred tax assets are primarily related to realized and unrealized investment security losses, actuarial liabilities, as well as a current period net operating loss (“NOL”) which, if unutilized, will expire in 2023.

The Company recorded a valuation allowance of $79.9 million in the statement of operations relating to the tax benefits associated with realized investment impairment losses recorded during the third and fourth quarter of 2008.  Management has determined that it is not more likely than not that the losses will be utilized either against prior year capital gains or through the generation of future capital gains within the applicable carry-forward period.

The Company believes that it is more likely than not that the deferred tax assets related to the remaining unrealized investment losses will be realized due to the Company’s intent and ability to hold the related investment securities to recovery of value, whereby a capital loss will not be realized for tax purposes.  Based on the sufficient positive evidence available, specifically existing taxable temporary differences that will reverse in future periods and projected future taxable income, the Company also believes that it is more likely than not that the deferred tax assets for the NOL, tax reserves and other items will be realized.

The Company adopted FIN 48 on January 1, 2007.  FIN 48 establishes a comprehensive reporting model which addresses how a business entity should recognize, measure, present and disclose uncertain tax positions that the entity has taken or plans to take on a tax return.

As a result of the implementation of FIN 48, the Company recognized a decrease of $5.2 million in the liability for UTBs and related net interest, which was accounted for as an increase to its January 1, 2007 balance of retained earnings.  The liability for UTBs related to permanent and temporary tax adjustments, exclusive of interest, was $50.7 million and $63.0 million at December 31, 2008 and December 31, 2007, respectively.  Of the $50.7 million, $6.7 million represents the amount of UTBs that, if recognized, would favorably affect the Company’s effective income tax rate in future periods, exclusive of any related interest.  In addition, consistent with the provisions of FIN 48, the Company reclassified $78.3 million of income taxes from deferred tax liabilities to accrued expenses and taxes at December 31, 2008.

The net (decrease) increase in the tax liability for UTBs of $(12.4) million and $8.9 million in the years ended December 31, 2008 and 2007, respectively, resulted from the following:

	2008	2007
Balance at January 1	$63,043	$54,086
Gross increases related to tax positions in prior years	111,473	20,717
Gross decreases related to tax positions in prior years	(90,772)	(11,760)
Gross increases related to tax positions in current year	-	-
Settlements	(33,065)	-
Close of tax examinations/statutes of limitations	-	-

Balance at December 31	$50,679	$63,043

The Company has elected on a prospective basis, with the adoption of FIN 48, to recognize interest and penalties accrued related to UTBs in interest expense.  During the year ended December 31, 2008 and 2007, the Company recognized $3.4 million and $2.0 million, respectively, in gross interest related to UTBs.  The Company did not accrue any penalties.

While the Company expects the amount of unrecognized tax liabilities to change in the next twelve months, it does not expect the change to have a significant impact on its results of operations or financial position.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

11. FEDERAL INCOME TAXES (CONTINUED)

The Company files federal income tax returns and income tax returns in various state and local jurisdictions.  With few exceptions, the Company is no longer subject to examinations by the tax authorities in these jurisdictions for tax years before 2001.  In August 2006, the IRS issued a Revenue Agent’s Report for the Company’s 2001 and 2002 tax years.  The Company is currently at the Appeals Division of the IRS (“Appeals”) with respect to that two-year audit cycle.  In the first quarter of 2007, the IRS commenced an examination of the Company’s U.S. federal income tax returns for the tax years 2003 and 2004. In October 2008, the IRS issued a Revenue Agent’s Report for the Company’s tax years 2003 and 2004. The Company filed a protest and expects that it will be assigned to Appeals in 2009.  While the final outcome of the appeal and ongoing tax examinations is not determinable, the Company has adequate liabilities accrued as prescribed by FIN 48 and does not believe that any adjustments would be material to its financial position.

The Company will file a consolidated return with SLC -U.S. Ops Holdings for the year ended December 31, 2008 as the Company did for the years ended December 31, 2007 and 2006. The Company’s subsidiaries, INDY and Sun Life Vermont were included as part of the consolidation for the year ended December 31, 2007.  For the year ended December 31, 2007 and 2006, SLNY filed stand-alone federal income tax returns.  INDY filed a stand-alone federal income tax return for the year ended December 31, 2006.

The Company makes or receives payments under certain tax sharing agreements with SLC – U.S. Ops Holdings.  Under these agreements, such payments are determined based on the Company’s stand-alone taxable income (as if it were filing as a separate company) and based upon the SLC - U.S. Ops Holdings’ consolidated group’s overall taxable position.  Sun Life Vermont is subject to an adjustment in the amount payable or receivable under its Tax Allocation Agreement to the extent of a subsequent change in its stand-alone taxable income.  Sun Life Vermont is not required to pay SLC – U.S. Ops Holdings for changes in the consolidated federal tax liability that may result from changes in the timing of the utilization of Sun Life Vermont’s losses in the consolidated federal tax return.  The Company received income tax refunds of $113.2 million and $16.2 million in 2008 and 2007, respectively, and made income tax payments of $22.7 million in 2006.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

12.  LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses, which is related to the Company’s group life, group disability insurance, group dental and stop loss products is summarized below:

	2008	2007

Balance at January 1	$ 74,878	$ 36,689
Less reinsurance recoverable	(5,921)	(5,906)
Net balance at January 1	68,957	30,783
Incurred related to:
Current year	79,725	96,377
Prior years	(6,557)	(1,805)
Total incurred	73,168	94,572
Paid losses related to:
Current year	(53,615)	(47,531)
Prior years	(22,541)	(8,867)
Total paid	(76,156)	(56,398)

Balance at December 31	71,316	74,878
Less reinsurance recoverable	(5,347)	(5,921)

Net balance at December 31	$ 65,969	$ 68,957

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and events occur which may impact the resolution of unsettled claims.  Changes in prior estimates are recorded in results of operations in the year such changes are made.

As a result of changes in estimates of insured events in prior years, the liability for unpaid claims and claims adjustment expense decreased by $6.6 million and $1.8 million in 2008 and 2007, respectively.  The favorable development experienced in both years was driven mainly by better than expected loss experience in group life.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

13.  LIABILITIES FOR CONTRACT GUARANTEES

The major provisions of AICPA SOP 03-1 that affect the Company require:

o	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;
o	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and,
o	Reporting and measuring the Company’s interest in its separate accounts as investments.

The Company offers various guarantees to certain policyholders including a return of no less than (a) total deposits made on the contract adjusted for any customer withdrawals, (b) total deposits made on the contract adjusted for any customer withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary.  These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2008:

Benefit Type	Account Balance	Net Amount at Risk [1]	Average Attained Age
Minimum Death	$ 12,627,787	$ 4,398,559	66.7
Minimum Income	$ 189,863	$ 130,177	60.8
Minimum Accumulation or Withdrawal	$ 4,961,237	$ 857,764	63.0

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2007:

Benefit Type	Account Balance	Net Amount at Risk [1]	Average Attained Age
Minimum Death	$ 17,771,546	$ 1,318,150	66.4
Minimum Income	$ 343,853	$ 43,233	60.3
Minimum Accumulation or Withdrawal	$ 5,321,780	$ 4,204	62.4

1 Net amount at risk represents the difference between guaranteed benefits and account balance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

13.  LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The following roll-forward summarizes the change in reserve for the GMDBs and GMIBs for the year ended December 31, 2008:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2008	$ 39,673	$ 4,817	$ 44,490

Benefit Ratio Change / Assumption Changes	193,678	15,867	209,545
Incurred guaranteed benefits	19,072	906	19,978
Paid guaranteed benefits	(58,226)	(3,244)	(61,470)
Interest	7,451	427	7,878

Balance at December 31, 2008	$ 201,648	$ 18,773	$ 220,421

The following roll-forward summarizes the change in reserve for the GMDBs and GMIBs for the year ended December 31, 2007:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2007	$ 39,923	$ 1,448	$ 41,371

Benefit Ratio Change / Assumption Changes	3,016	9,206	12,222
Incurred guaranteed benefits	24,841	704	25,545
Paid guaranteed benefits	(30,158)	(6,613)	(36,771)
Interest	2,051	72	2,123

Balance at December 31, 2007	$ 39,673	$ 4,817	$ 44,490

The liability for death and income benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments.  The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges.  The benefit ratio may be in excess of 100%.  For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance.  For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for contract guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected future gross profits.  Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant’s attained age.

The liability for guarantees is re-evaluated regularly, and adjustments are made to the liability balance through a charge or credit to policyholder benefits.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

13.  LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

Guaranteed minimum accumulation benefits (“GMABs”) and withdrawal benefits (“GMWBs”) are considered to be derivatives under SFAS No. 133 and are recorded at fair value through earnings. Prior to the adoption of SFAS No. 157, the fair value of the embedded derivatives was calculated stochastically using risk neutral scenarios over a fifty-year projection.  Policyholder assumptions were based on experience studies and industry standards.  Consistent with the provisions of SFAS No. 157, effective January 1, 2008, the Company began incorporating the following unobservable inputs in its calculation of the embedded derivatives:

Actively-Managed Volatility Adjustments - This component incorporates the basis differential between the observable implied volatilities for each index and the actively-managed funds underlying the variable annuity product.  The adjustment is based on historical actively-managed fund volatilities and historical weighted-average index volatilities.

Credit Standing Adjustment - This component makes an adjustment that market participants would make to reflect the non-performance risk associated with the embedded derivatives.  The adjustment is based on the published credit spread for insurance companies with a rating equal to the rating of the Company.

Behavior Risk Margin - This component adds a margin that market participants would require for the risk that the Company's best estimate policyholder behavior assumptions could differ from actual experience.  This risk margin is determined by taking the difference between the fair value based on adverse policyholder behavior assumptions and the fair value based on best estimate policyholder behavior assumptions, using assumptions the Company believes market participants would use in developing risk margins.

The net balance of GMABs and GMWBs constituted a liability in the amount of $694.2 million and $37.4 million at December 31, 2008 and 2007, respectively.

14. DEFERRED POLICY ACQUISITION COSTS

The changes in DAC for the years ended December 31 were as follows:

	2008	2007
Balance at January 1	$1,603,397	$1,234,206
Acquisition costs deferred	365,918	356,087
Amortized to expense during the year	893,086	(169,799)
Adjustment for unrealized investment losses during the year	-	182,903
Balance at December 31	$2,862,401	$1,603,397

See Note 1 for information regarding the deferral and amortization methodologies related to DAC.  The Company tests its DAC asset for future recoverability, and has determined that the asset is not impaired at December 31, 2008.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

15. VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

The changes in VOBA and VOCRA for the years ended December 31 were as follows:

	2008	2007
Balance at January 1	$51,806	$47,744
Amount capitalized due to acquisition of new business	-	23,854
Amortized to expense during the year	128,019	(19,322)
Adjustment for unrealized investment gains during the year	-	(470)
Balance at December 31	$179,825	$51,806

Additions to VOBA and VOCRA for the year ended December 31, 2007, were a result of the SLHIC to SLNY asset transfer, as described in Note 2.  VOBA transferred was $7.6 million and the value of customer renewals transferred was $16.2 million. Decreased actual gross profits in 2008 contributed to negative amortization and an increase to the VOBA asset.  The Company tests its VOBA asset for future recoverability, and has determined that the asset is not impaired at December 31, 2008.

16. CONSOLIDATING FINANCIAL INFORMATION

The following consolidating financial statements are provided in compliance with Regulation S-X of the U.S. Securities and Exchange Commission (the “SEC”) and in accordance with SEC Rule 12h-5.

The Company’s wholly-owned subsidiary, SLNY, sells, among other products, combination fixed and variable annuity contracts (the “Contracts”) in the State of New York.  These Contracts contain a fixed investment option, where interest is paid at a guaranteed rate for a specified period of time, and withdrawals made before the end of the specified period may be subject to a market value adjustment that can increase or decrease the amount of the withdrawal proceeds (the “fixed investment option period”).  Effective September 27, 2007, the Company provided a full and unconditional guarantee (the “guarantee”) of SLNY’s obligation related to the Contracts’ fixed investment option period related to policies currently in-force or sold on or after September 30, 2007.  The guarantee relieves SLNY of its obligation to file annual, quarterly, and current reports with the SEC on Form 10-K, Form 10-Q and Form 8-K.

In the following presentation of consolidating financial statements, the term “SLUS as Parent” is used to denote the Company as a stand-alone entity, isolated from its subsidiaries and the term “Other Subs” is used to denote the Company's other subsidiaries, with the exception of SLNY.  All consolidating financial statements are presented in thousands.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the year ended December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$16,066	$106,667	$-	$-	$122,733
Net investment (loss) income (1)	(1,862,501)	(112,508)	185,174	-	(1,789,835)
Net derivative loss (2)	(573,399)	(32,059)	(266,086)	-	(871,544)
Net realized investment losses	(21,852)	(10,986)	(5,403)	-	(38,241)
Fee and other income	436,075	9,681	118,997	-	564,753
	(2,005,611)	(39,205)	32,682	-	(2,012,134)
Total revenues

Benefits and Expenses

Interest credited	483,769	45,129	32,728	-	561,626
Interest expense	60,887	(602)	46,492	-	106,777
Policyowner benefits	306,404	80,789	56,324	-	443,517
Amortization of DAC, VOBA and VOCRA (3)	(963,422)	(82,218)	24,614	-	(1,021,026)
Goodwill impairment	658,051	37,788	5,611	-	701,450
Other operating expenses	214,654	44,725	29,967	-	289,346

Total benefits and expenses	760,343	125,611	195,736	-	1,081,690

Loss before income tax benefit	(2,765,954)	(164,816)	(163,054)	-	(3,093,824)

Income tax benefit expense	(772,699)	(41,418)	(44,866)	-	(858,983)
Equity in the net loss of subsidiaries	(241,586)	-	-	241,586	-

Net loss	$(2,234,841)	$(123,398)	$(118,188)	$241,568	$(2,234,841)

(1)
SLUS’, SLNY’s and Other Subs’ net investment (loss) income includes a decrease in market value of $2,448.8 million, $154.9 million and $159.2 million, respectively, for the year ended December 31, 2008, related to the Company’s trading securities.

(2)
SLUS’ and SLNY’s net derivative loss for the year ended December 31, 2008 includes $165.8 million and $0.3 million, respectively, of income related to the Company’s adoption of SFAS No. 157, which is further discussed in Note 5.

(3)
SLUS’ and SLNY’s amortization of DAC, VOBA, and VOCRA for year ended December 31, 2008 includes $3.0 million and $0.2 million, respectively, of expenses related to the Company’s adoption of SFAS No. 157, which is further discussed in Note 5.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the year ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$15,330	$95,286	$-	$-	$110,616
Net investment income (1)	941,185	94,309	63,098	-	1,098,592
Net derivative loss	(185,682)	(3,967)	(3,475)	-	(193,124)
Net realized investment losses	(57,547)	(3,487)	(14)	-	(61,048)
Fee and other income	445,248	26,648	8,008	-	479,904
Subordinated notes early redemption premium	-	-	25,578	-	25,578

Total revenues	1,158,534	208,789	93,195	-	1,460,518

Benefits and Expenses

Interest credited	571,309	51,390	7,124	-	629,823
Interest expense	75,052	74	26,406	-	101,532
Policyowner benefits	155,903	69,309	4,273	-	229,485
Amortization of DAC, VOBA and VOCRA	165,666	19,921	3,534	-	189,121
Other operating expenses	238,810	37,061	7,944	-	283,815
Partnership capital securities early redemption payment	-	-	25,578	-	25,578

Total benefits and expenses	1,206,740	177,755	74,859	-	1,459,354

(Loss) income before income tax (benefit) expense	(48,206)	31,034	18,336	-	1,164

Income tax (benefit) expense	(40,222)	10,231	6,133	-	(23,858)
Equity in the net income of subsidiaries	33,006	-	1,811	(34,817)	-

Net income	$25,022	$20,803	$14,014	$(34,817)	$25,022

(1)
SLUS’ and Other Subs’ net investment income includes a (decrease) increase in market value of $(89.2) million and $0.8 million, respectively, for the year ended December 31, 2007 related to the Company’s trading securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the year ended December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$20,870	$38,322	$-	$-	$59,192
Net investment income (1)	1,049,425	97,365	59,784	(493)	1,206,081
Net derivative income	8,596	-	-	493	9,089
Net realized investment losses	(38,327)	(6,081)	(103)	-	(44,511)
Fee and other income	375,144	21,083	2,395	-	398,622

Total revenues	1,415,708	150,689	62,076	-	1,628,473

Benefits and Expenses

Interest credited	573,178	56,379	3,848	-	633,405
Interest expense	79,637	-	51,157	8	130,802
Policyowner benefits	126,393	29,257	1,320	-	156,970
Amortization DAC, VOBA and VOCRA	380,760	18,422	-	-	399,182
Other operating expenses	207,903	22,988	551	(8)	231,434

Total benefits and expenses	1,367,871	127,046	56,876	-	1,551,793

Income before income tax (benefit) expense	47,837	23,643	5,200	-	76,680

Income tax (benefit) expense	(10,495)	7,410	1,473	-	(1,612)
Equity in the net income of subsidiaries	19,960	-	3,096	(23,056)	-

Net income	$78,292	$16,233	$6,823	$(23,056)	$78,292
(1)	SLUS’ net investment income includes a decrease in market value of $15.2 million for the year ended December 31, 2006 related to the Company’s trading securities

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands except per share data)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturities at fair value	$476,180	$148,124	$49,716	$-	$674,020
Trading fixed maturities at fair value	9,639,477	988,809	1,133,860	-	11,762,146
Investment in subsidiaries	450,444	-	-	(450,444)	-
Mortgage loans	1,911,114	171,889	-	-	2,083,003
Derivative instruments – receivable	727,103	-	-	-	727,103
Limited partnerships	78,289	-	-	-	78,289
Real estate	157,403	-	44,067	-	201,470
Policy loans	704,548	156	24,703	-	729,407
Other invested assets	206,902	4,529	-	-	211,431
Cash and cash equivalents	1,202,336	377,958	43,855	-	1,624,149
Total investments and cash	15,553,796	1,691,465	1,296,201	(450,444)	18,091,018

Accrued investment income	250,170	15,226	17,168	-	282,564
Deferred policy acquisition costs	2,555,042	233,401	73,958	-	2,862,401
Value of business and customer renewals acquired	169,083	10,742	-	-	179,825
Net deferred tax asset	910,344	22,627	-	(76,126)	856,845
Goodwill	-	7,299	-	-	7,299
Receivable for investments sold	6,743	430	375	-	7,548
Reinsurance receivable	1,872,687	82,976	1,120,952	-	3,076,615
Other assets	200,218	20,835	1,787	-	222,840
Separate account assets	19,797,280	690,524	43,920	-	20,531,724

Total assets	$41,315,363	$2,775,525	$2,554,361	$(526,570)	$46,118,679

LIABILITIES

Contractholder deposit funds and other policy liabilities	$15,351,097	$1,348,109	$846,515	$-	$17,545,721
Future contract and policy benefits	847,228	93,975	73,485	-	1,014,688
Payable for investments purchased	212,788	150,160	565	-	363,513
Accrued expenses and taxes	81,362	(21,325)	58,634	-	118,671
Deferred tax liability	-	-	76,126	(76,126)	-
Debt payable to affiliates	883,000	-	1,115,000	-	1,998,000
Reinsurance payable to affiliate	1,509,989	140,832	-	-	1,650,821
Derivative instruments – payable	1,327,126	-	167,215	-	1,494,341
Other liabilities	510,238	44,597	51,110	-	605,945
Separate account liabilities	19,797,280	690,524	43,920	-	20,531,724

Total liabilities	40,520,108	2,446,872	2,432,570	(76,126)	45,323,424

STOCKHOLDER’S EQUITY

Common stock	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	2,872,242	389,963	209,749	(599,712)	2,872,242
Accumulated other comprehensive loss	(129,884)	(20,008)	(3,626)	23,634	(129,884)
Accumulated deficit	(1,953,540)	(43,402)	(86,874)	130,276	(1,953,540)

Total stockholder’s equity	795,255	328,653	121,791	(450,444)	795,255

Total liabilities and stockholder’s equity	$41,315,363	$2,775,525	$2,554,361	$(526,570)	$46,118,679

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands except in share data)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturities at fair value	$10,157,376	$1,288,568	$57,286	$-	$11,503,230
Trading fixed maturities at fair value	3,288,671	-	578,340	-	3,867,011
Investment in subsidiaries	559,851	-	-	(559,851)	-
Mortgage loans	2,146,286	170,205	1,850	-	2,318,341
Derivative instruments – receivable	609,261	-	-	-	609,261
Limited partnerships	164,464	-	-	-	164,464
Real estate	157,147	-	44,630	-	201,777
Policy loans	686,099	118	26,416	-	712,633
Other invested assets	499,538	69,138	-	-	568,676
Cash and cash equivalents	415,494	65,901	688,306	-	1,169,701
Total investments and cash	18,684,187	1,593,930	1,396,828	(559,851)	21,115,094

Accrued investment income	268,732	15,245	6,386	-	290,363
Deferred policy acquisition costs	1,469,976	118,126	15,295	-	1,603,397
Value of business and customer renewals acquired	35,735	16,071	-	-	51,806
Net deferred tax asset	171,899	-	-	(155,954)	15,945
Goodwill	658,051	45,167	5,611	-	708,829
Receivable for investments sold	2,796	615	71	-	3,482
Reinsurance receivable	1,937,814	123,214	648,221	-	2,709,249
Other assets	278,573	32,877	155,221	(154,672)	311,999
Separate account assets	23,996,463	929,008	71,132	-	24,996,603

Total assets	$47,504,226	$2,874,253	$2,298,765	$(870,477)	$51,806,767

LIABILITIES

Contractholder deposit funds and other policy liabilities	$16,361,329	$1,285,259	$615,981	$-	$18,262,569
Future contract and policy benefits	706,657	93,001	23,930	-	823,588
Payable for investments purchased	169,606	635	28,969	-	199,210
Accrued expenses and taxes	169,532	22,915	85,290	(154,672)	123,065
Deferred tax liability	-	1,045	154,909	(155,954)	-
Debt payable to affiliates	945,000	-	1,000,000	-	1,945,000
Reinsurance payable to affiliate	1,574,517	117,367	-	-	1,691,884
Derivative instruments – payable	446,508	-	132	-	446,640
Other liabilities	704,467	107,458	76,136	-	888,061
Separate account liabilities	23,996,463	929,008	71,132	-	24,996,603

Total liabilities	45,074,079	2,556,688	2,056,479	(310,626)	49,376,620

STOCKHOLDER’S EQUITY

Common stock, $1,000 par value	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	2,146,436	239,963	274,555	(514,518)	2,146,436
Accumulated other comprehensive loss	(92,403)	(11,924)	(1,333)	13,257	(92,403)
Retained earnings (Accumulated deficit)	369,677	87,426	(33,478)	(53,948)	369,677

Total stockholder’s equity	2,430,147	317,565	242,286	(559,851)	2,430,147

Total liabilities and stockholder’s equity	$47,504,226	$2,874,253	$2,298,765	$(870,477)	$51,806,767

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the year ended December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net loss from operations	$(2,234,841)	$(123,398)	$(118,188)	$241,586	$(2,234,841)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Net amortization of premiums on investments	27,009	2,663	(1,301)	-	28,371
Amortization of DAC, VOBA and VOCRA	(963,422)	(82,218)	24,614	-	(1,021,026)
Depreciation and amortization	5,478	311	922	-	6,711
Net loss on derivatives	522,838	32,059	257,820	-	812,717
Net realized losses on available-for-sale investments	21,852	10,986	5,403	-	38,241
Changes in fair value of trading investments	2,448,822	154,926	159,145	-	2,762,893
Net realized losses on trading investments	324,369	30,622	25,978	-	380,969
Net change in unrealized and undistributed losses in private equity limited partnerships	(9,796)	-	-	-	(9,796)
Interest credited to contractholder deposits	483,769	45,129	32,728	-	561,626
Goodwill impairment	658,051	37,788	5,611	-	701,450
Investment in subsidiaries	241,586	-	-	(241,586)	-
Deferred federal income taxes	(680,276)	(15,318)	(77,549)	-	(773,143)
Changes in assets and liabilities:
Additions to DAC, VOBA and VOCRA	(254,761)	(27,648)	(83,277)	-	(365,686)
Accrued investment income	18,562	19	(10,782)	-	7,799
Net reinsurance receivable/payable	145,172	66,699	(472,731)	-	(260,860)
Future contract and policy benefits	140,571	898	49,555	-	191,024
Dividends received from subsidiaries	-	-	-	-	-
Other, net	29,356	122,486	101,318	-	253,160

Net cash provided by (used in) operating activities	924,339	256,004	(100,734)	-	1,079,609

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	89,468	6,440	5,849	-	101,757
Trading fixed maturities	1,469,669	194,980	143,849	-	1,808,498
Mortgage loans	258,736	15,202	20,672	-	294,610
Real estate	1,141	-	-	-	1,141
Other invested assets	629,692	64,482	(2,017)	-	692,157
Purchases of:
Available-for-sale fixed maturities	(107,709)	(14,027)	(7,738)	-	(129,474)
Trading fixed maturities	(1,005,670)	(258,714)	(910,759)	-	(2,175,143)
Mortgage loans	(23,285)	(16,650)	(19,000)	-	(58,935)
Real estate	(5,055)	-	(359)	-	(5,414)
Other invested assets	(122,447)	-	-	-	(122,447)
Net change in other investments	(285,810)	(64,154)	-	-	(349,964)
Net change in policy loans	(18,449)	(38)	1,713	-	(16,774)

Net cash provided by (used in) investing activities	$880,281	$(72,479)	$(767,790)	$-	$40,012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the year ended December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,744,752	$330,909	$114,438	$-	$2,190,099
Withdrawals from contractholder deposit funds	(3,262,864)	(348,243)	(5,351)	-	(3,616,458)
Additional capital contribution to subsidiaries	(150,000)	-	-	150,000	-
Debt proceeds	60,000	-	115,000	-	175,000
Repayments of debt	(122,000)	-	-	-	(122,000)
Capital contribution from parent	725,000	150,000	-	(150,000)	725,000
Other, net	(12,666)	(4,134)	(14)	-	(16,814)

Net cash used in financing activities	(1,017,778)	128,532	224,073	-	(665,173)

Net change in cash and cash equivalents	786,842	312,057	(644,451)	-	454,448

Cash and cash equivalents, beginning of period	415,494	65,901	688,306	-	1,169,701

Cash and cash equivalents, end of period	$1,202,336	$377,958	$43,855	$-	$1,624,149

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the year ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$25,022	$20,803	$14,014	$(34,817)	$25,022
Adjustments to reconcile net income to net cash provided by operating activities:
Net amortization of premiums on investments	38,661	1,782	225	-	40,668
Amortization of DAC, VOBA and VOCRA	165,666	19,921	3,534	-	189,121
Depreciation and amortization	6,467	164	829	-	7,460
Net loss on derivatives	124,290	3,970	3,243	-	131,503
Net realized losses on available-for-sale investments	57,547	3,487	14	-	61,048
Changes in fair value of trading investments	89,159	-	(761)	-	88,398
Net realized gains on trading investments	(3,438)	-	(1,217)	-	(4,655)
Net change in unrealized and undistributed gains in private equity limited partnerships	(23,027)	-	-	-	(23,027)
Interest credited to contractholder deposits	571,309	51,390	7,124	-	629,823
Deferred federal income taxes	(114,110)	290	157,186	-	43,366
Equity in net income of subsidiaries	(33,006)	-	(1,811)	34,817	-
Changes in assets and liabilities:
DAC, VOBA and VOCRA additions	(304,466)	(56,650)	(18,825)	-	(379,941)
Accrued investment income	(2,591)	(120)	3,566	-	855
Net reinsurance receivable/payable	127,619	59	(94,517)	-	33,161
Future contract and policy benefits	3,184	39,436	23,930	-	66,550
Dividends received from subsidiaries	63,995	-	-	(63,995)	-
Other, net	(122,356)	4,931	(16,931)	-	(134,356)

Net cash provided by operating activities	669,925	89,463	79,603	(63,995)	774,996

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	3,847,569	337,825	67,386	-	4,252,780
Trading fixed maturities	608,231	-	120,402	-	728,633
Mortgage loans	314,620	40,526	-	-	355,146
Other invested assets	669,930	24	960	(3,231)	667,683
Redemption of subordinated note from affiliate	-	-	600,000	-	600,000
Purchases of:
Available-for-sale fixed maturities	(2,366,255)	(205,932)	14,346	-	(2,557,841)
Trading fixed maturities	(132,891)	-	(696,578)	-	(829,469)
Mortgage loans	(348,256)	(49,460)	(1,850)	-	(399,566)
Real estate	(3,590)	-	(15,849)	-	(19,439)
Other invested assets	(57,864)	(3,231)	-	3,231	(57,864)
Early redemption premium	-	-	25,578	-	25,578
Net change in other investing activities	(365,012)	3,231	-	-	(361,781)
Net change in policy loans	(13,546)	21	10,518	-	(3,007)

Net cash provided by investing activities	$2,152,936	$123,004	$124,913	$-	$2,400,853

Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the year ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,725,614	$180,702	$18,468	$-	$1,924,784
Withdrawals from contractholder deposit funds	(4,132,822)	(388,199)	(12,384)	-	(4,533,405)
Repayments of debt	(380,000)	-	(600,000)	-	(980,000)
Debt proceeds	-	-	1,000,000	-	1,000,000
Dividends paid to parent	-	-	(63,995)	63,995	-
Early redemption payment	-	-	(25,578)	-	(25,578)
Additional capital contributed to subsidiaries	(156,620)	-	156,620	-	-
Other, net	23,271	6,700	-	-	29,971

Net cash used in financing activities	(2,920,557)	(200,797)	473,131	63,995	(2,584,228)

Net change in cash and cash equivalents	(97,696)	11,670	677,647	-	591,621

Cash and cash equivalents, beginning of period	513,190	54,231	10,659	-	578,080

Cash and cash equivalents, end of period	$415,494	$65,901	$688,306	$-	$1,169,701

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the year ended December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$78,292	$16,233	$6,823	$(23,056)	$78,292
Adjustments to reconcile net income to net cash provided by operating activities:
Net amortization of premiums on investments	53,995	3,956	801	-	58,752
Amortization of DAC and VOBA	380,760	18,422	-	-	399,182
Depreciation and amortization	4,008	-	600	-	4,608
Net gains on derivatives	(11,360)	-	-	(493)	(11,853)
Net realized losses on available-for-sale investments	38,328	6,081	102	-	44,511
Changes in fair value of trading investments	(15,235)	-	-	-	(15,235)
Net realized gains on trading investments	(373)	-	-	-	(373)
Net change in unrealized and undistributed gains in private equity limited partnerships	(29,120)	-	-	-	(29,120)
Interest credited to contractholder deposits	573,178	56,379	3,848	-	633,405
Deferred federal income taxes	(6,146)	10,193	133	-	4,180
Equity in net income of subsidiaries	(19,960)	-	(3,096)	23,056	-
Changes in assets and liabilities:
DAC additions	(238,986)	(23,909)	-	-	(262,895)
Accrued investment income	(32,925)	3,275	(61)	-	(29,711)
Net reinsurance receivable/payable	77,083	(20)	-	-	77,063
Future contract and policy benefits	(9,725)	3,106	-	-	(6,619)
Dividends received from subsidiaries	8,000	-	-	(8,000)	-
Other, net	39,943	(24,855)	(1,313)	493	14,268

Net cash provided by operating activities	889,757	68,861	7,837	(8,000)	958,455

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	5,041,508	757,662	73,020	-	5,872,190
Trading fixed maturities	2,172,797	-	-	-	2,172,797
Mortgage loans	218,849	29,415	-	-	248,264
Other invested assets	184,646	-	-	-	184,646
Purchases of:
Available-for-sale fixed maturities	(3,380,467)	(549,218)	(72,559)	-	(4,002,244)
Trading fixed maturities	(4,038,950)	-	-	-	(4,038,950)
Mortgage loans	(734,307)	(46,285)	-	-	(780,592)
Real estate	(20,464)	-	(155)	-	(20,619)
Other invested assets	(423,635)	(65,858)	-	-	(489,493)
Net change in other investing activities	333,669	65,845	-	-	399,514
Net change in policy loans	(9,979)	49	2,073	-	(7,857)

Net cash (used in) provided by investing activities	$(656,333)	$191,610	$2,379	$-	$(462,344)

Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the year ended December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$3,395,794	$121,837	$-	$2,507	$3,520,138
Withdrawals from contractholder deposit funds	(3,301,631)	(382,617)	(3,596)	(2,507)	(3,690,351)
Debt proceeds	200,000	-	-	-	200,000
Dividends paid to parent	(300,000)	-	(8,000)	8,000	(300,000)
Additional capital contributed to subsidiaries	(265)	-	265	-	-
Other, net	4,528	-	-	-	4,528

Net cash used in financing activities	(1,574)	(260,780)	(11,331)	8,000	(265,685)

Net change in cash and cash equivalents	231,850	(309)	(1,115)	-	230,426

Cash and cash equivalents, beginning of period	281,340	54,540	11,774	-	347,654

Cash and cash equivalents, end of period	$513,190	$54,231	$10,659	$-	$578,080

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

17. SEGMENT INFORMATION

As described below, the Company conducts business primarily in three operating segments and maintains a Corporate Segment to provide for the capital needs of the three operating segments and to engage in other financing related activities.  Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets, including allocated capital, by line of business.  Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred.  Management evaluates the results of the operating segments on an after-tax basis.  The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

Wealth Management

The Wealth Management Segment markets, sells and administers funding agreements, individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products.  These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies.  The Company uses derivative instruments to manage the risks inherent in the contract options.  Additionally, the Company consolidates the CARS Trust as a component of the Wealth Management Segment.

Individual Protection

The Individual Protection Segment markets, sells and administers a variety of life insurance products sold to individuals and corporate owners of life insurance. The products include whole life, universal life and variable life products.

Group Protection

The Group Protection Segment markets, sells and administers group life, group long-term disability, group short-term disability, group dental and group stop loss insurance products to small and mid-size employers in the State of New York through the Company’s subsidiary, SLNY.

Corporate

The Corporate Segment includes the unallocated capital of the Company, its debt financing, its consolidated investments in VIEs, and items not otherwise attributable to the other segments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

17. SEGMENT INFORMATION (CONTINUED)

The following amounts pertain to the various business segments:

	Year ended December 31, 2008

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ (2,207,978)	$ 113,357	$ 102,827	$ (20,340)	$ (2,012,134)
Total expenditures	645,665	301,604	111,097	23,324	1,081,690
Loss before income tax benefit	(2,853,643)	(188,247)	(8,270)	(43,664)	(3,093,824)

Net loss	(2,017,095)	(122,220)	(5,335)	(90,191)	(2,234,841)

Total assets	$ 33,357,432	$ 12,154,968	$ 164,123	$ 442,156	$ 46,118,679

	Year ended December 31, 2007

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ 1,087,817	$ 184,315	$ 97,657	$ 90,729	$ 1,460,518
Total expenditures	1,139,538	148,122	93,950	77,744	1,459,354
(Loss) income before income tax (benefit) expense	(51,721)	36,193	3,707	12,985	1,164

Net (loss) income	(19,734)	23,665	2,409	18,682	25,022

Total assets	$ 39,855,777	$ 10,767,117	$ 121,096	$1,062,777	$ 51,806,767

	Year ended December 31, 2006

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ 1,386,626	$ 101,447	$ 39,833	$ 100,567	$ 1,628,473
Total expenditures	1,354,554	95,815	35,356	66,068	1,551,793
Income before income tax expense	32,072	5,632	4,477	34,499	76,680

Net income	39,857	3,801	2,910	31,724	78,292

Total assets	$ 41,485,295	$ 5,784,705	$ 78,838	$1,633,710	$ 48,982,548

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

18.  REGULATORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on a statutory accounting basis prescribed or permitted by such authorities.  For the year ended December 31, 2008, the Company followed one permitted practice relating to the treatment of its deferred tax assets.  For the years ended December 31, 2007 and 2006, there were no permitted practices followed.  Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions, and deferred income taxes are calculated differently.  The Company’s statutory financials are not prepared on a consolidated basis.

At December 31, the Company and its insurance subsidiaries’ combined statutory capital and surplus and net (loss) income were as follows:

	Unaudited for the Years ended December 31,
	2008	2007	2006

Statutory capital and surplus	$ 1,949,215	$ 1,790,457	$ 1,610,425
Statutory net (loss) income	$ (1,431,516)	(913,114)	123,305

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

19. DIVIDEND RESTRICTIONS

The Company’s and its insurance company subsidiaries’ ability to pay dividends is subject to certain statutory restrictions.  Delaware, New York, Rhode Island, and Vermont, states in which the Company and its insurance company subsidiaries are domiciled, have enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without prior approval of the Delaware Commissioner of Insurance is limited to the greater of (i) ten percent of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year.  Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance.  The Company is permitted to pay dividends up to a maximum of $126.7 million in 2009 without prior approval from the Delaware Commissioner of Insurance.

In 2008 and 2007, the Company did not pay any dividends to the Parent.  In 2006, the Company’s board of directors approved and the Company paid a $300.0 million dividend to the Parent.

New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance, where the aggregate amount of such dividends in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains.  SLNY is permitted to pay dividends up to a maximum of $20.7 million in 2009 without prior approval from the New York Commissioner of Insurance.  No dividends were paid by SLNY during 2008, 2007 or 2006.

Rhode Island law requires prior regulatory approval for any dividend where the amount of such dividend paid during the preceding twelve-month period would exceed the lesser of (i) ten percent of the insurance company’s surplus as of the December 31 next preceding, or (ii) its net gain from operations, not including realized capital gains, for the immediately preceding calendar year, excluding pro rata distributions of any class of the insurance company’s own securities.  INDY is permitted to pay dividends up to a maximum of $2.8 million in 2009 without prior approval from the Rhode Island Commissioner of Insurance.  No dividends were paid by INDY during 2008, 2007 or 2006.

The Company’s Vermont domestic insurance company subsidiary, Sun Life Vermont, is permitted to pay dividends only to the extent that such dividends or distributions would not jeopardize its ability to fulfill its respective obligations pursuant to the reinsurance agreement with SLOC or any related transaction.  Sun Life Vermont may declare and pay dividends or distributions with respect to its common stock from its capital and surplus, subject to the following: (i) its total adjusted capital will equal or exceed 200% of its company action level risk-based capital after giving effect to the dividend or distribution and (ii) notice of each dividend or distribution is provided to the Vermont regulator within five days following the payment of the dividend or distribution.  No dividends were paid by Sun Life Vermont during 2008 and 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

20. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

The components of accumulated other comprehensive (loss) income as of December 31, were as follows:

	2008	2007	2006
Unrealized (losses) gains on available-for-sale securities	$ (111,099)	$ (317,402)	$ 38,400
Changes in reserves due to unrealized losses on available-for-sale securities	-	(26,702)	(9,346)
Unrealized (losses) gains on pension and other postretirement plan adjustments	(88,721)	14,894	(2,332)
Changes in DAC due to unrealized losses (gains) on available-for-sale securities	-	189,687	(2,719)
Changes in VOBA due to unrealized gains on available-for-sale securities	-	-	470
Tax effect and other	69,936	47,120	(10,443)

Accumulated other comprehensive (loss) income	$ (129,884)	$ (92,403)	$ 14,030

21. COMMITMENTS AND CONTINGENCIES

Regulation and Regulatory Developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants.  Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments.  Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Litigation, Income Taxes and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends-received-deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts.  Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD.  New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope, and application of new regulations.  The timing, substance, and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives.  For the years ended December 31, 2008 and 2007, the financial statements reflect benefits of $24.5 million and $12.0 million, respectively, related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial position, results of operations or cash flows of the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

21. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements.  The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company’s by-laws.  The Company believes any potential liability under these agreements is neither probable nor estimatable. Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases various facilities and equipment under operating leases with terms of up to five years. As of December 31, 2008, minimum future lease payments under such leases were as follows:

2009	$ 301
2010	49
2011	-
Total	350

Total rental expense for the years ended December 31, 2008, 2007 and 2006 was $8.2 million, $9.4 million and $7.6 million, respectively.

The Company has two noncancelable sublease agreements that expire on June 30, 2009 and December 31, 2009.  As of December 31, 2008, the minimum future lease payment under the sublease agreements was $0.1 million.

22. SUBSEQUENT EVENTS

Effective January 1, 2009, the Company is required to prospectively adopt Statement of Statutory Accounting Principles (“SSAP”) No. 98, “Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43 - Loan-backed and Structured Securities.”  The Company anticipates that the effect of adopting SSAP No. 98 will decrease its statutory surplus between $150.0 million and $200.0 million.  After adoption, the Company expects its statutory surplus will continue to exceed minimum company action level requirements.

In January 2009, the Company undertook an action to reduce the Company’s cost structure and staffing levels due to the current economic environment.  The Company severed 143 employees and incurred $2.1 million in expenses in connection with this initiative.

In 2009, the Company received capital contributions totaling $623.7 million from the Parent.

After receiving regulatory approval, on February 11, 2009, the Company entered into a reinsurance agreement effective January 1, 2009 with Sun Life Reinsurance (Barbados) No. 3 Corp (“BarbCo 3”), an affiliate, to cede all of the risks associated with certain in-force corporate owned variable universal life and private placement variable universal life policies on a combination coinsurance, coinsurance with funds withheld basis and a modified coinsurance basis.  Future new business will also be ceded under this agreement.

BarbCo 3 paid an initial ceding commission to the Company of $41.5 million on February 11, 2009 and will pay a percentage of first year and single premiums as an ongoing ceding commission on a quarterly basis.  The funds withheld payable to BarbCo 3 and related reinsurance receivable at the inception of the transaction are $247.9 million and $329.2 million, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants of Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex Four, Regatta Flex II, Regatta Choice II, Sun Life Financial Master Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV, and Sun Life Financial Masters VII Contracts of Sun Life of Canada (U.S.) Variable Account F and the Board of Directors of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”):

We have audited the accompanying statements of assets and liabilities of AllianceBernstein VPS Balanced Wealth Strategy Portfolio Sub-Account, AllianceBernstein VPS International Growth Portfolio Sub-Account, AllianceBernstein VPS International Value Portfolio Sub-Account, AllianceBernstein VPS Wealth Appreciation Strategy Portfolio Sub-Account, BlackRock Global Allocation V.I. Fund Sub-Account, Columbia Small Cap Value Fund, Variable Series Sub-Account, Columbia Marsico 21st Century Fund, Variable Series Sub-Account, Columbia Marsico 21st Century Fund, Variable Series Sub-Account, Columbia Marsico Growth Fund, Variable Series Sub-Account, Columbia Marsico Growth Fund, Variable Series Sub-Account, Columbia Marsico International Opportunities Fund, Variable Series Sub-Account, Fidelity Contrafund Portfolio Sub-Account, Fidelity Balanced Portfolio Sub-Account, Fidelity Mid Cap Portfolio Sub-Account, Fidelity Freedom 2010 Portfolio Sub-Account, Fidelity Freedom 2015 Portfolio Sub-Account, Fidelity Freedom 2020 Portfolio Sub-Account, First Eagle Overseas Variable Fund Sub-Account, Franklin Templeton VIP Founding Funds Allocation Fund Sub-Account, Franklin Templeton VIP Franklin Income Securities Fund Sub-Account, Franklin Templeton VIP Franklin Small Cap Value Securities Fund Sub-Account, Franklin Templeton VIP Franklin Strategic Income Securities Fund Sub-Account, Franklin Templeton VIP Mutual Shares Securities Fund Sub-Account, Franklin Templeton VIP Templeton Developing Markets Securities Fund Sub-Account, Franklin Templeton VIP Templeton Growth Securities Fund Sub-Account, Franklin Templeton VIP Templeton Foreign Securities Fund Sub-Account, Huntington VA Dividend Capture Fund Sub-Account, Huntington VA Growth Fund Sub-Account, Huntington VA Income Equity Fund Sub-Account, Huntington VA International Equity Fund Sub-Account, Huntington VA Macro 100 Fund Sub-Account, Huntington VA Mid Corp America Fund Sub-Account, Huntington VA Mortgage Securities Fund Sub-Account, Huntington VA New Economy Fund Sub-Account, Huntington VA Real Strategies Fund Sub-Account, Huntington VA Rotating Markets Fund Sub-Account, Huntington VA Situs Small Cap Fund Sub-Account, Lazard Retirement Emerging Markets Equity Portfolio Sub-Account, Lord Abbett All Value Portfolio Sub-Account, Lord Abbett Growth & Income Portfolio Sub-Account, Lord Abbett Growth Opportunities Portfolio Sub-Account, Lord Abbett Mid Cap Value Portfolio Sub-Account, MFS Bond Portfolio S Class Sub-Account, MFS Bond Portfolio Sub-Account, MFS Capital Appreciation Portfolio S Class Sub-Account, MFS Capital Appreciation Portfolio Sub-Account, MFS Growth Portfolio S Class Sub-Account, MFS Growth Portfolio Sub-Account, MFS Emerging Markets Equity Portfolio S Class Sub-Account, MFS Emerging Markets Equity Portfolio Sub-Account, MFS Global Governments Portfolio S Class Sub-Account, MFS Global Governments Portfolio Sub-Account, MFS Global Growth Portfolio S Class Sub-Account, MFS Global Growth Portfolio Sub-Account, MFS Global Total Return Portfolio S Class Sub-Account, MFS Global Total Return Portfolio Sub-Account, MFS Government Securities Portfolio S Class Sub-Account, MFS Government Securities Portfolio Sub-Account, MFS High Yield Portfolio S Class Sub-Account, MFS High Yield Portfolio Sub-Account, MFS International Growth Portfolio S Class Sub-Account, MFS International Growth Portfolio Sub-Account, MFS International Value Portfolio S Class Sub-Account, MFS International Value Portfolio Sub-Account, MFS Massachusetts Investors Growth Stock Portfolio S Class Sub-Account, MFS Massachusetts Investors Growth Stock Portfolio Sub-Account, MFS Blended Research Core Equity Portfolio S Class Sub-Account, MFS Blended Research Core Equity Portfolio Sub-Account, MFS Mid Cap Growth Portfolio S Class Sub-Account, MFS Mid Cap Growth Portfolio Sub-Account, MFS Mid Cap Value Portfolio S Class Sub-Account, MFS Money Market Portfolio S Class Sub-Account, MFS Money Market Portfolio Sub-Account, MFS New Discovery Portfolio S Class Sub-Account, MFS New Discovery Portfolio Sub-Account, MFS Global Research Portfolio S Class Sub-Account, MFS Global Research Portfolio Sub-Account, MFS Core Equity Portfolio S Class Sub-Account, MFS Core Equity Portfolio Sub-Account, MFS Research International Portfolio S Class Sub-Account, MFS Research International Portfolio Sub-Account, MFS Strategic Income Portfolio S Class Sub-Account, MFS Strategic Income Portfolio Sub-Account, MFS Strategic Value Portfolio S Class Sub-Account, MFS Technology Portfolio S Class Sub-Account, MFS Technology Portfolio Sub-Account, MFS Total Return Portfolio S Class Sub-Account, MFS Total Return Portfolio Sub-Account, MFS Utilities Portfolio S Class Sub-Account, MFS Utilities Portfolio Sub-Account, MFS Value Portfolio S Class Sub-Account, MFS Value Portfolio Sub-Account, Oppenheimer Balanced Fund/VA Sub-Account, Oppenheimer Capital Appreciation Fund Sub-Account, Oppenheimer Global Securities Fund Sub-Account, Oppenheimer Main Street Fund Sub-Account, Oppenheimer Main Street Small Cap Fund Sub-Account, PIMCO Emerging Markets Bond Portfolio Sub-Account, PIMCO Low Duration Portfolio Sub-Account, PIMCO Real Return Portfolio Sub-Account, PIMCO Total Return Portfolio Sub-Account, PIMCO VIT All Asset Portfolio Sub-Account, PIMCO VIT Commodity Real Return Strategy Portfolio Sub-Account, SC AIM Small Cap Growth Fund Sub-Account, SC Oppenheimer Large Cap Core Fund Sub-Account, SC AllianceBernstein International Value Fund Sub-Account, SC BlackRock Inflation Protected Bond Fund Sub-Account, SC Davis Venture Value Fund Sub-Account, SC Dreman Small Cap Value Fund Sub-Account, SC WMC Large Cap Growth Fund Sub-Account, SC Goldman Sachs Mid Cap Value Fund I Class Sub-Account, SC Goldman Sachs Mid Cap Value Fund S Class Sub-Account, SC Goldman Sachs Short Duration Fund I Class Sub-Account, SC Goldman Sachs Short Duration Fund S Class Sub-Account, SC Ibbotson Balanced Fund Sub-Account, SC Ibbotson Growth Fund Sub-Account, SC Ibbotson Moderate Fund Sub-Account, Sun Capital Investment Grade Bond Fund Sub-Account, SC Lord Abbett Growth & Income Fund I Class Sub-Account, SC Lord Abbett Growth & Income Fund S Class Sub-Account, SC Oppenheimer Main Street Small Cap S Class Sub-Account, SC PIMCO High Yield Fund S Class Sub-Account, SC PIMCO Total Return Fund Sub-Account, Sun Capital Global Real Estate Fund S Class Sub-Account, Sun Capital Global Real Estate Fund I Class Sub-Account, Sun Capital Money Market S Class Sub-Account, SC WMC Blue Chip Mid-Cap Fund Sub-Account, UIF Equity and Income Portfolio Sub-Account, UIF Mid Cap Growth Portfolio Sub-Account, UIF US Mid Cap Value Portfolio Sub-Account, Van Kampen Life Investment Trust Comstock Portfolio Sub-Account, Wanger Select Sub-Account, and Wanger USA Sub-Account of Sun Life of Canada (U.S.) Variable Account F (collectively the "Sub-Accounts"), as of December 31, 2008, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended.  These financial statements are the responsibility of the Sponsor’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the asset managers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2008, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
Boston, Massachusetts
April 24, 2009

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

Assets	Shares	Cost	Value
Investments at fair value:
AllianceBernstein Variable Products Series Fund Inc.
AllianceBernstein Balanced Wealth Strategy Portfolio Sub-Account (AVB)	1,326,133	$ 13,138,708	$ 11,378,225
AllianceBernstein International Growth Portfolio Sub-Account (AN4)	118,145	1,963,531	1,466,176
AllianceBernstein International Value Portfolio Sub-Account (IVB)	6,211,641	103,908,609	67,893,236
AllianceBernstein Wealth Appreciation Strategy Portfolio Sub-Account (AVW)	247,344	1,961,463	1,543,426
BlackRock Advisors, LLC
BlackRock Global Allocation V.I. Fund Sub-Account (9XX)	1,491,387	16,453,561	16,852,673
Columbia Funds Variable Insurance Trust
Columbia Small Cap Value Fund, Variable Series Sub-Account (CSC)	716	12,744	8,097
Columbia Funds Variable Insurance Trust I
Columbia Marsico 21st Century Fund, Variable Series Sub-Account (NMT)	9,401	116,802	76,146
Columbia Marsico 21st Century Fund, Variable Series Sub-Account (MCC)	13,953,450	171,051,974	112,464,805
Columbia Marsico Growth Fund, Variable Series Sub-Account (CMG)	838,345	16,020,341	11,258,978
Columbia Marsico Growth Fund, Variable Series Sub-Account (NNG)	13,113	233,743	176,374
Columbia Marsico International Opportunities Fund, Variable Series Sub-Account (NMI)	828,738	15,672,224	8,660,311
Fidelity Variable Insurance Products Fund II
Contrafund Portfolio (FL1)	3,233,489	62,735,509	48,955,023
Fidelity Variable Insurance Products III
Balanced Portfolio Sub-Account (FVB)	1,719,163	23,260,194	16,761,837
Mid Cap Portfolio Sub-Account (FVM)	6,152,923	186,728,811	111,490,972
Fidelity Variable Insurance Products V
Freedom 2010 Portfolio Sub-Account (F10)	1,242,911	13,099,519	10,204,299
Freedom 2015 Portfolio Sub-Account (F15)	2,110,405	23,796,405	17,220,907
Freedom 2020 Portfolio Sub-Account (F20)	3,629,228	42,045,762	27,908,761
First Eagle Variable Fund
First Eagle Overseas Variable Fund Sub-Account (SGI)	7,105,379	190,106,854	147,791,874
Franklin Templeton Variable Insurance Products Trust
Founding Funds Allocation Fund Sub-Account (S17)	6,230,011	45,325,468	34,950,364
Franklin Income Securities Fund Sub-Account (ISC)	4,262,142	67,761,231	48,332,687
Franklin Small Cap Value Securities Fund Sub-Account (FVS)	2,137,943	36,148,711	22,555,294
Franklin Strategic Income Securities Fund Sub-Account (SIC)	864,433	10,252,358	8,998,750
Mutual Shares Securities Fund Sub-Account (FMS)	9,889,629	174,997,364	116,499,829
Templeton Developing Markets Securities Fund Sub-Account (TDM)	8,354,321	103,426,088	50,460,099
Templeton Growth Securities Fund Sub-Account (FTG)	3,111,943	44,791,370	25,517,931
Templeton Foreign Securities Fund Sub-Account (FTI)	26,086,252	429,388,469	280,688,071
Huntington VA Funds
Huntington VA Dividend Capture Fund Sub-Account (HVD)	116,011	1,094,095	822,517
Huntington VA Growth Fund Sub-Account (HVG)	44,197	365,032	271,371
Huntington VA Income Equity Fund Sub-Account (HVI)	67,118	566,786	440,962
Huntington VA International Equity Fund Sub-Account (HVE)	91,835	1,265,097	923,861
Huntington VA Macro 100 Fund Sub-Account (HVM)	1,536	13,284	10,047
Huntington VA Mid Corp America Fund Sub-Account (HVC)	36,717	538,318	395,811
Huntington VA Mortgage Securities Fund Sub-Acccount (HVS)	10,294	115,907	109,325
Huntington VA New Economy Fund Sub-Account (HVN)	21,892	256,771	177,544
Huntington VA Real Strategies Fund Sub-Account (HRS)	28,963	240,866	164,218
Huntington VA Rotating Markets Fund Sub-Account (HVR)	17,081	183,222	134,085
Huntington VA Situs Small Cap Fund Sub-Account (HSS)	72,749	822,597	635,831

Continued on next page

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008
	Shares	Cost	Value
Investments at fair value (continued):
Lazard
Lazard Retirement Emerging Markets Equity Portfolio Sub-Account (LRE)	1,205,815	$ 22,393,571	$ 13,975,390
Lord Abbett Series Fund, Inc.
All Value Portfolio Sub-Account (LAV)	2,253,947	35,833,147	26,664,191
Growth & Income Portfolio Sub-Account (LA1)	20,713,790	569,373,065	357,727,148
Growth Opportunities Portfolio Sub-Account (LA9)	4,166,775	59,223,885	41,167,735
Mid Cap Value Portfolio Sub-Account (LA2)	5,453,788	105,957,639	57,319,316
MFS Variable Insurance Trust II
Bond Portfolio S Class Sub-Account (MF7)	5,657,349	60,505,691	51,142,431
Bond Portfolio Sub-Account (BDS)	7,603,398	82,936,397	69,266,956
Capital Appreciation Portfolio S Class Sub-Account (MFD)	1,021,075	18,032,875	14,427,789
Capital Appreciation Portfolio Sub-Account (CAS)	13,891,872	258,598,147	198,098,097
Growth Portfolio S Class Sub-Account (MFF)	815,034	12,898,037	11,206,726
Growth Portfolio Sub-Account (EGS)	8,558,316	140,694,972	119,730,839
Emerging Markets Equity Portfolio S Class Sub-Account (EM1)	946,953	18,149,331	8,295,305
Emerging Markets Equity Portfolio Sub-Account (EME)	3,382,302	70,918,391	30,034,844
Global Governments Portfolio S Class Sub-Account (GG1)	551,170	6,054,412	6,321,924
Global Governments Portfolio Sub-Account (GGS)	2,896,879	32,278,992	33,574,826
Global Growth Portfolio S Class Sub-Account (GG2)	436,383	5,509,477	4,603,842
Global Growth Portfolio Sub-Account (GGR)	5,586,615	65,439,372	59,329,848
Global Total Return Portfolio S Class Sub-Account (GT2)	966,009	15,882,680	12,355,250
Global Total Return Portfolio Sub-Account (GTR)	7,003,081	113,377,967	90,269,712
Government Securities Portfolio S Class Sub-Account (MFK)	17,985,410	224,940,582	236,508,145
Government Securities Portfolio Sub-Account (GSS)	16,148,831	205,391,394	213,649,037
High Yield Portfolio S Class Sub-Account (MFC)	21,675,180	132,572,329	91,252,510
High Yield Portfolio Sub-Account (HYS)	18,638,720	119,461,619	79,028,171
International Growth Portfolio S Class Sub-Account (IG1)	1,862,229	27,195,405	16,462,100
International Growth Portfolio Sub-Account (IGS)	6,641,037	99,517,900	59,105,233
International Value Portfolio S Class Sub-Account (MI1)	14,058,078	253,086,223	167,431,706
International Value Portfolio Sub-Account (MII)	4,669,839	84,058,988	56,178,166
Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (M1B)	7,345,490	73,107,761	53,181,350
Massachusetts Investors Growth Stock Portfolio Sub-Account (MIS)	18,488,825	180,805,265	134,968,427
Blended Research Core Equity Portfolio S Class Sub-Account (MFL)	7,826,090	233,652,782	177,026,161
Blended Research Core Equity Portfolio Sub-Account (MIT)	13,748,309	396,805,359	313,461,450
Mid Cap Growth Portfolio S Class Sub-Account (MC1)	4,354,019	22,082,745	14,019,943
Mid Cap Growth Portfolio Sub-Account (MCS)	4,831,831	27,704,686	15,800,086
Mid Cap Value Portfolio S Class Sub-Account (MCV)	1,972,749	19,738,441	11,047,396
Money Market Portfolio S Class Sub-Account (MM1)	228,575,935	228,575,935	228,575,935
Money Market Portfolio Sub-Account (MMS)	199,320,570	199,320,570	199,320,570
New Discovery Portfolio S Class Sub-Account (M1A)	9,527,784	128,788,808	77,937,272
New Discovery Portfolio Sub-Account (NWD)	5,456,110	71,813,854	45,667,641
Global Research Portfolio S Class Sub-Account (RE1)	1,337,592	21,617,192	17,669,586
Global Research Portfolio Sub-Account (RES)	9,751,553	158,651,264	129,695,660
Core Equity Portfolio S Class Sub-Account (RG1)	2,280,084	34,185,783	21,341,583
Core Equity Portfolio Sub-Account (RGS)	10,168,888	166,265,050	95,892,613

Continued on next page

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

	Shares	Cost	Value
Investments at fair value (continued):
MFS Variable Insurance Trust II (continued)
Research International Portfolio S Class Sub-Account (RI1)	10,916,343	$ 186,862,938	$ 107,198,487
Research International Portfolio Sub-Account (RIS)	4,055,812	70,836,310	40,314,773
Strategic Income Portfolio S Class Sub-Account (SI1)	1,309,733	13,445,286	10,870,783
Strategic Income Portfolio Sub-Account (SIS)	3,589,148	36,703,457	29,969,383
Strategic Value Portfolio S Class Sub-Account (SVS)	575,386	5,158,652	2,554,715
Technology Portfolio S Class Sub-Account (TE1)	315,033	1,546,718	989,205
Technology Portfolio Sub-Account (TEC)	2,510,249	12,954,914	8,057,898
Total Return Portfolio S Class Sub-Account (MFJ)	44,169,810	817,371,234	605,126,404
Total Return Portfolio Sub-Account (TRS)	38,928,964	696,402,784	538,387,570
Utilities Portfolio S Class Sub-Account (MFE)	4,728,302	110,313,488	72,957,695
Utilities Portfolio Sub-Account (UTS)	9,973,288	177,164,391	155,483,563
Value Portfolio S Class Sub-Account (MV1)	15,009,056	222,028,189	159,246,084
Value Portfolio Sub-Account (MVS)	11,653,394	179,487,859	124,691,316
Oppenheimer Variable Account Funds
Balanced Fund/VA Sub-Account (OBV)	426,501	5,061,375	3,574,079
Capital Appreciation Fund Sub-Account (OCA)	827,861	31,255,904	21,044,236
Global Securities Fund Sub-Account (OGG)	1,186,409	38,535,503	23,751,907
Main Street Fund Sub-Account (OMG)	32,313,677	711,078,267	465,963,229
Main Street Small Cap Fund Sub-Account (OMS)	858,943	14,628,716	9,053,263
PIMCO Variable Insurance Trust
Emerging Markets Bond Portfolio Sub-Account (PMB)	941,413	12,439,686	9,715,387
Low Duration Portfolio Sub-Account (PLD)	61,887,801	625,309,411	599,073,911
Real Return Porfolio Sub-Account (PRR)	9,997,213	124,472,615	112,568,613
Total Return Portfolio Sub-Account (PTR)	32,701,539	338,615,268	337,152,868
VIT All Asset Portfolio Sub-Account (PRA)	413,035	4,762,864	3,799,922
VIT Commodity Real Return Strategy Portfolio Sub-Account (PCR)	5,451,895	63,378,427	38,163,263
Sun Capital Advisers Trust
SC AIM Small Cap Growth Fund Sub-Account (1XX)	55,696	395,553	417,717
SC Oppenheimer Large Cap Core Fund Sub-Account (SSA)	683,535	7,434,149	4,695,884
SC AllianceBernstein International Value Fund Sub-Account (3XX)	8,778	68,301	69,521
SC BlackRock Inflation Protected Bond Fund Sub-Account (5XX)	270,891	2,600,372	2,673,696
SC Davis Venture Value Fund Sub-Account (SVV)	9,424,008	105,825,226	78,407,742
SC Dreman Small Cap Value Fund Sub-Account (2XX)	26,276	202,095	209,422
SC WMC Large Cap Growth Fund Sub-Account (LGF)	291,794	2,743,856	1,727,419
SC Goldman Sachs Mid Cap Value Fund I Class Sub-Account (SGC)	218,906	1,683,599	1,517,022
SC Goldman Sachs Mid Cap Value Fund S Class Sub-Account (S13)	468,740	3,867,592	3,248,365
SC Goldman Sachs Short Duration Fund I Class Sub-Account (SDC)	3,623,131	35,982,995	36,702,316
SC Goldman Sachs Short Duration Fund S Class Sub-Account (S15)	5,749,159	56,969,300	58,238,982
SC Ibbotson Balanced Fund Sub-Account (7XX)	4,171,102	36,447,250	37,790,183
SC Ibbotson Growth Fund Sub-Account (8XX)	3,563,941	30,025,136	31,612,159
SC Ibbotson Moderate Fund Sub-Account (6XX)	3,590,662	31,967,635	32,962,278

Continued on next page

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

	Shares	Cost	Value
Investments at fair value (continued):
Sun Capital Advisers Trust (continued)
Sun Capital Investment Grade Bond Fund Sub-Account (IGB)	2,495,103	$ 23,358,927	$ 19,711,311
SC Lord Abbett Growth & Income Fund I Class Sub-Account (SLC)	42,052	366,129	297,731
SC Lord Abbett Growth & Income Fund S Class Sub-Account (S12)	262,801	2,193,665	1,860,629
SC Oppenheimer Main Street Small Cap S Class Sub-Account (VSC)	14,158,439	169,585,634	108,453,645
SC PIMCO High Yield Fund S Class Sub-Account (S14)	1,291,788	11,212,478	10,424,727
SC PIMCO Total Return Fund Sub-Account (4XX)	1,544,289	15,852,428	16,292,247
Sun Capital Global Real Estate Fund S Class Sub-Account (SRE)	12,074,631	220,760,560	117,969,145
Sun Capital Global Real Estate Fund I Class Sub-Account (SC3)	709,528	11,922,844	6,378,652
Sun Capital Money Market S Class Sub-Account (CMM)	52,723,182	52,723,182	52,723,182
SC WMC Blue Chip Mid-Cap Fund Sub-Account (S16)	3,215,499	44,670,902	29,871,985
Universal Institutional Funds Inc.
Equity and Income Portfolio Sub-Account (VKU)	403,822	4,851,093	4,349,163
Mid Cap Growth Portfolio Sub-Account (VKM)	108,515	840,618	626,133
US Mid Cap Value Portfolio Sub-Account (VKC)	55,320	540,725	422,645
Van Kampen Life Insurance Trust
Van Kampen Life Investment Trust Comstock II Class Portfolio Sub-Account (VLC)	1,347,813	16,111,888	11,079,024
Wanger Advisors Trust
Wanger Select Sub-Account (WTF)	72,201	1,593,582	1,001,434
Wanger USA Sub-Account (USC)	2,065	67,685	39,860

Total investments		11,995,937,426	9,016,416,400

Total assets		$ 11,995,937,426	$ 9,016,416,400

Liabilities
Payable to sponsor			$ 4,772,407

Total liabilities			$ 4,772,407

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

	Applicable to Owners of		Reserve for
	Deferred Variable Annuity Contracts		Variable
	Units	Value	Annuities	Total
Net Assets
Alliance Variable Products Series Fund, Inc.
AVB	1,484,739	$11,378,225	$-	$11,378,225
AN4	258,506	1,466,176	-	1,466,176
IVB	12,644,113	67,893,236	-	67,893,236
AVW	234,830	1,543,426	-	1,543,426
BlackRock Advisors, LLC
9XX	1,673,259	16,852,673	-	16,852,673
Columbia Funds Variable Insurance Trust
CSC	956	8,097	-	8,097
Columbia Funds Variable Insurance Trust I
NMT	8,756	76,146	-	76,146
MCC	16,749,454	112,449,513	14,768	112,464,281
CMG	1,610,257	11,258,978	-	11,258,978
NNG	22,574	176,374	-	176,374
NMI	1,018,267	8,660,311	-	8,660,311
Fidelity Variable Insurance Products Funds II
FL1	7,352,882	48,955,023	-	48,955,023
Fidelity Variable Insurance Products Funds III
FVB	2,412,176	16,761,837	-	16,761,837
FVM	16,082,303	111,488,603	2,271	111,490,874
Fidelity Variable Insurance Products Funds V
F10	1,173,750	10,204,299	-	10,204,299
F15	1,989,150	17,220,907	-	17,220,907
F20	3,412,422	27,908,761	-	27,908,761
First Eagle Variable Fund
SGI	17,385,339	147,777,551	13,803	147,791,354
Franklin Templeton Variable Insurance Products Trust
S17	4,966,898	34,950,364	-	34,950,364
ISC	6,865,436	48,332,687	-	48,332,687
FVS	1,779,602	22,547,751	6,606	22,554,357
SIC	997,893	8,998,750	-	8,998,750
FMS	10,659,488	116,489,301	9,528	116,498,829
TDM	6,078,724	50,460,099	-	50,460,099
FTG	2,275,331	25,517,931	-	25,517,931
FTI	22,475,438	280,598,325	84,407	280,682,732
Huntington VA Funds
HVD	116,273	822,517	-	822,517
HVG	43,321	271,371	-	271,371
HVI	71,105	440,962	-	440,962
HVE	153,543	923,861	-	923,861
HVM	1,521	10,047	-	10,047
HVC	64,289	395,811	-	395,811
HVS	10,776	109,325	-	109,325
HVN	36,987	177,544	-	177,544
HRS	34,039	164,218	-	164,218
HVR	22,935	134,085	-	134,085
HSS	107,313	635,831	-	635,831
Lazard
LRE	2,539,966	13,975,390	-	13,975,390

Continued on next page

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

	Applicable to Owners of		Reserve for
	Deferred Variable Annuity Contracts		Variable
	Units	Value	Annuities	Total
Net Assets (continued)
Lord Abbett Series Fund, Inc.
LAV	2,597,685	$ 26,664,191	$ -	$ 26,664,191
LA1	32,204,879	357,620,358	100,193	357,720,551
LA9	4,668,640	41,155,708	11,445	41,167,153
LA2	5,303,970	57,299,830	17,900	57,317,730
MFS Variable Insurance Trust II
MF7	4,635,465	51,137,258	4,257	51,141,515
BDS	5,203,097	69,005,673	196,730	69,202,403
MFD	2,225,709	14,423,442	3,015	14,426,457
CAS	20,862,870	195,787,571	1,654,537	197,442,108
MFF	1,316,168	11,206,403	-	11,206,403
EGS	14,615,786	119,130,146	467,473	119,597,619
EM1	710,442	8,295,305	-	8,295,305
EME	1,900,227	29,759,672	196,203	29,955,875
GG1	410,545	6,314,986	5,709	6,320,695
GGS	1,783,352	33,336,269	197,888	33,534,157
GG2	440,668	4,596,661	6,289	4,602,950
GGR	4,323,307	58,881,078	362,853	59,243,931
GT2	873,958	12,345,933	8,272	12,354,205
GTR	4,598,290	89,317,092	650,295	89,967,387
MFK	19,623,926	236,255,404	236,852	236,492,256
GSS	12,130,442	212,391,979	1,094,304	213,486,283
MFC	9,170,448	91,195,459	52,811	91,248,270
HYS	6,745,555	78,413,103	361,935	78,775,038
IG1	1,645,540	16,461,538	-	16,461,538
IGS	5,162,799	58,877,731	172,452	59,050,183
MI1	22,385,237	167,431,706	-	167,431,706
MII	3,503,901	55,838,945	277,999	56,116,944
M1B	6,598,033	53,172,505	8,218	53,180,723
MIS	22,457,175	134,582,023	355,081	134,937,104
MFL	17,800,165	176,969,039	53,374	177,022,413
MIT	28,659,325	311,522,882	1,455,303	312,978,185
MC1	2,534,232	14,016,979	2,236	14,019,215
MCS	5,304,731	15,771,450	23,339	15,794,789
MCV	1,163,909	11,019,642	26,850	11,046,492
MM1	22,125,007	228,470,229	100,265	228,570,494
MMS	15,465,643	197,354,678	1,447,940	198,802,618
M1A	8,571,360	77,904,337	29,613	77,933,950
NWD	6,367,778	45,523,680	121,785	45,645,465
RE1	1,840,427	17,663,272	5,504	17,668,776
RES	11,057,121	128,755,245	696,299	129,451,544
RG1	2,883,536	21,324,922	13,811	21,338,733
RGS	11,214,418	95,561,883	250,937	95,812,820
RI1	7,836,028	107,173,627	23,666	107,197,293
RIS	3,693,283	40,203,037	118,082	40,321,119
SI1	956,921	10,859,038	10,207	10,869,245

Continued on next page

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

	Applicable to Owners of		Reserve for
	Deferred Variable Annuity Contracts		Variable
	Units	Value	Annuities	Total
Net Assets (continued)
MFS Variable Insurance Trust II (continued)
SIS	2,463,406	$ 29,835,717	$ 122,636	$ 29,958,353
SVS	322,503	2,554,715	-	2,554,715
TE1	183,490	989,205	-	989,205
TEC	3,206,181	8,047,800	8,074	8,055,874
MFJ	53,879,494	604,957,715	143,579	605,101,294
TRS	29,892,193	533,847,405	3,486,683	537,334,088
MFE	3,731,129	72,940,138	15,078	72,955,216
UTS	8,400,706	154,669,321	561,640	155,230,961
MV1	13,424,854	159,226,381	17,129	159,243,510
MVS	9,654,222	123,948,507	682,073	124,630,580
Oppenheimer Variable Account Funds
OBV	626,984	3,574,079	-	3,574,079
OCA	2,290,263	21,037,810	5,660	21,043,470
OGG	2,451,893	23,751,907	-	23,751,907
OMG	48,485,735	465,864,769	93,311	465,958,080
OMS	760,213	9,053,263	-	9,053,263
PIMCO Variable Insurance Trust
PMB	593,875	9,715,387	-	9,715,387
PLD	57,102,477	598,916,839	144,714	599,061,553
PRR	9,486,271	112,568,613	-	112,568,613
PTR	26,948,277	337,044,177	103,124	337,147,301
PRA	411,581	3,799,922	-	3,799,922
PCR	5,813,511	38,163,263	-	38,163,263
Sun Capital Advisers Trust
1XX	46,329	417,717	-	417,717
SSA	645,382	4,695,884	-	4,695,884
3XX	7,549	69,521	-	69,521
5XX	260,820	2,673,696	-	2,673,696
SVV	12,154,042	78,387,961	19,115	78,407,076
2XX	22,414	209,422	-	209,422
LGF	304,806	1,727,419	-	1,727,419
SGC	215,255	1,517,022	-	1,517,022
S13	461,987	3,248,365	-	3,248,365
SDC	3,609,661	36,702,316	-	36,702,316
S15	5,738,613	58,238,982	-	58,238,982
7XX	3,745,513	37,790,183	-	37,790,183
8XX	3,096,720	31,612,159	-	31,612,159
6XX	3,332,280	32,962,278	-	32,962,278
IGB	2,115,205	19,711,311	-	19,711,311
SLC	41,059	297,731	-	297,731
S12	257,078	1,860,629	-	1,860,629
VSC	18,181,464	108,447,300	6,139	108,453,439
S14	1,225,378	10,424,727	-	10,424,727
4XX	1,540,689	16,292,247	-	16,292,247

Continued on next page

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

	Applicable to Owners of		Reserve for
	Deferred Variable Annuity Contracts		Variable
	Units	Value	Annuities	Total
Net Assets (continued)
Sun Capital Advisers Trust (continued)
SRE	14,063,340	117,953,410	14,994	117,968,404
SC3	536,020	6,374,452	3,700	6,378,152
CMM	4,996,815	52,624,569	98,346	52,722,915
S16	3,999,122	29,871,985	-	29,871,985
Universal Institutional Funds Inc.
VKU	521,533	4,349,163	-	4,349,163
VKM	99,801	626,133	-	626,133
VKC	64,684	422,645	-	422,645
Van Kampen Life Insurance Trust
VLC	1,778,846	11,079,024	-	11,079,024
Wanger Advisors Trust
WTF	137,209	1,001,434	-	1,001,434
USC	5,569	39,860	-	39,860
Total net assets		$8,995,164,693	$16,479,300	$9,011,643,993

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

	AVB	AN4	IVB
	Sub-Account[1]	Sub-Account[1]	Sub-Account[1]
Income:
Dividend income	$118,508	$-	$102,328

Expenses:
Mortality and expense risk charges	(61,062)	(11,082)	(495,050)
Distribution and administrative expense charges	(7,327)	(1,330)	(59,406)
Net investment income (loss)	$50,119	$(12,412)	$(452,128)

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(85,237)	$(275,642)	$(1,104,253)
Realized gain distributions	37,411	2,812	732,087
Net realized losses	$(47,826)	$(272,830)	$(372,166)

Net change in unrealized appreciation/depreciation	$(1,760,483)	$(497,355)	$(36,015,373)

Net realized and change in unrealized losses	$(1,808,309)	$(770,185)	$(36,387,539)

Decrease in net assets from operations	$(1,758,190)	$(782,597)	$(36,839,667)

	AVW	9XX	CSC
	Sub-Account[1]	Sub-Account[2]	Sub-Account
Income:
Dividend income	$911	$440,261	$75

Expenses:
Mortality and expense risk charges	(8,424)	(24,145)	(216)
Distribution and administrative expense charges	(1,011)	(2,897)	(26)
Net investment (loss) income	$(8,524)	$413,219	$(167)

Net realized and change in unrealized (losses) gains:
Net realized (losses) gains on sale of fund shares	$(13,754)	$3,168	$(2,569)
Realized gain distributions	13,644	82,627	2,017
Net realized (losses) gains	$(110)	$85,795	$(552)

Net change in unrealized appreciation/depreciation	$(418,037)	$399,112	$(3,606)

Net realized and change in unrealized (losses) gains	$(418,147)	$484,907	$(4,158)

(Decrease) increase in net assets from operations	$(426,671)	$898,126	$(4,325)

1  For the period March 10, 2008 (commencement of operations) through December 31, 2008.
2 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	NMT	MCC	CMG
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$-	$4,453

Expenses:
Mortality and expense risk charges	(1,444)	(1,572,772)	(172,083)
Distribution and administrative expense charges	(173)	(188,733)	(20,650)
Net investment loss	$(1,617)	$(1,761,505)	$(188,280)

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(1,457)	$(2,571,975)	$(228,054)
Realized gain distributions	2,170	2,268,034	-
Net realized gains (losses)	$713	$(303,941)	$(228,054)

Net change in unrealized appreciation/depreciation	$(58,722)	$(60,909,616)	$(5,089,937)

Net realized and change in unrealized losses	$(58,009)	$(61,213,557)	$(5,317,991)

Decrease in net assets from operations	$(59,626)	$(62,975,062)	$(5,506,271)

	NNG	NMI	FL1
	Sub-Account	Sub-Account	Sub-Account[1]
Income:
Dividend income	$517	$132,261	$507,942

Expenses:
Mortality and expense risk charges	(2,998)	(149,252)	(287,131)
Distribution and administrative expense charges	(360)	(17,910)	(34,456)
Net investment (loss) gain	$(2,841)	$(34,901)	$186,355

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	$137	$(1,205,028)	$(645,104)
Realized gain distributions	-	2,018,932	-
Net realized gains (losses)	$137	$813,904	$(645,104)

Net change in unrealized appreciation/depreciation	$(96,218)	$(7,253,241)	$(13,780,486)

Net realized and change in unrealized losses	$(96,081)	$(6,439,337)	$(14,425,590)

Decrease in net assets from operations	$(98,922)	$(6,474,238)	$(14,239,235)

1 For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	FVB	FVM	F10
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$324,010	$342,612	$334,321

Expenses:
Mortality and expense risk charges	(227,054)	(2,082,750)	(140,099)
Distribution and administrative expense charges	(27,247)	(249,930)	(16,812)
Net investment income (loss)	$69,709	$(1,990,068)	$177,410

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(715,628)	$(6,320,595)	$(647,670)
Realized gain distributions	423,080	21,441,024	449,901
Net realized (losses) gains	$(292,548)	$15,120,429	$(197,769)

Net change in unrealized appreciation/depreciation	$(6,354,096)	$(78,276,179)	$(2,900,275)

Net realized and change in unrealized losses	$(6,646,644)	$(63,155,750)	$(3,098,044)

Decrease in net assets from operations	$(6,576,935)	$(65,145,818)	$(2,920,634)

	F15	F20	SGI
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$550,087	$861,614	$2,120,529

Expenses:
Mortality and expense risk charges	(291,185)	(536,168)	(1,814,472)
Distribution and administrative expense charges	(34,942)	(64,340)	(217,737)
Net investment income	$223,960	$261,106	$88,320

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(230,769)	$(1,411,229)	$(4,862,578)
Realized gain distributions	913,235	1,857,311	17,158,659
Net realized gains	$682,466	$446,082	$12,296,081

Net change in unrealized appreciation/depreciation	$(6,906,535)	$(14,923,804)	$(41,793,224)

Net realized and change in unrealized losses	$(6,224,069)	$(14,477,722)	$(29,497,143)

Decrease in net assets from operations	$(6,000,109)	$(14,216,616)	$(29,408,823)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	S17	ISC	FVS
	Sub-Account[1]	Sub-Account	Sub-Account
Income:
Dividend income	$918,610	$2,639,361	$353,335

Expenses:
Mortality and expense risk charges	(224,744)	(734,883)	(483,539)
Distribution and administrative expense charges	(26,969)	(88,186)	(58,025)
Net investment income (loss)	$666,897	$1,816,292	$(188,229)

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(342,024)	$(2,169,730)	$(2,314,756)
Realized gain distributions	911,146	1,105,161	2,447,136
Net realized gains (losses)	$569,122	$(1,064,569)	$132,380

Net change in unrealized appreciation/depreciation	$(10,375,104)	$(18,667,396)	$(11,450,701)

Net realized and change in unrealized losses	$(9,805,982)	$(19,731,965)	$(11,318,321)

Decrease in net assets from operations	$(9,139,085)	$(17,915,673)	$(11,506,550)

	SIC	FMS	TDM
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$544,873	$3,924,116	$1,885,424

Expenses:
Mortality and expense risk charges	(122,616)	(1,737,732)	(1,075,295)
Distribution and administrative expense charges	(14,714)	(208,528)	(129,035)
Net investment income	$407,543	$1,977,856	$681,094

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(298,842)	$(1,400,332)	$(6,593,022)
Realized gain distributions	19,251	5,581,406	14,132,579
Net realized (losses) gains	$(279,591)	$4,181,074	$7,539,557

Net change in unrealized appreciation/depreciation	$(1,292,953)	$(60,794,808)	$(58,443,997)

Net realized and change in unrealized losses	$(1,572,544)	$(56,613,734)	$(50,904,440)

Decrease in net assets from operations	$(1,165,001)	$(54,635,878)	$(50,223,346)

[1]	For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	FTG	FTI	HVD
	Sub-Account	Sub-Account	Sub-Account[3]
Income:
Dividend income	$617,557	$9,145,366	$78,216

Expenses:
Mortality and expense risk charges	(537,342)	(6,138,774)	(5,639)
Distribution and administrative expense charges	(64,481)	(736,653)	(677)
Net investment income	$15,734	$2,269,939	$71,900

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(1,629,735)	$6,883,722	$(8,755)
Realized gain distributions	2,433,555	37,429,546	15,888
Net realized gains	$803,820	$44,313,268	$7,133

Net change in unrealized appreciation/depreciation	$(19,556,167)	$(245,132,086)	$(271,578)

Net realized and change in unrealized losses	$(18,752,347)	$(200,818,818)	$(264,445)

Decrease in net assets from operations	$(18,736,613)	$(198,548,879)	$(192,545)

	HVG	HVI	HVE
	Sub-Account[3]	Sub-Account[3]	Sub-Account[3]
Income:
Dividend income	$2,539	$22,913	$26,764

Expenses:
Mortality and expense risk charges	(1,980)	(2,932)	(6,497)
Distribution and administrative expense charges	(238)	(352)	(780)
Net investment income	$321	$19,629	$19,487

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(3,392)	$(6,721)	$(22,960)
Realized gain distributions	10,346	9,534	7,516
Net realized gains (losses)	$6,954	$2,813	$(15,444)

Net change in unrealized appreciation/depreciation	$(93,661)	$(125,824)	$(341,236)

Net realized and change in unrealized losses	$(86,707)	$(123,011)	$(356,680)

Decrease in net assets from operations	$(86,386)	$(103,382)	$(337,193)

[3]	Commencement of operations was December 17, 2007; first activity in 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	HVM	HVC	HVS
	Sub-Account[3]	Sub-Account[3]	Sub-Account[3]
Income:
Dividend income	$238	$3,695	$8,244

Expenses:
Mortality and expense risk charges	(128)	(2,573)	(1,148)
Distribution and administrative expense charges	(15)	(309)	(138)
Net investment income	$95	$813	$6,958

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(34)	$(2,728)	$(712)
Realized gain distributions	-	5,886	151
Net realized (losses) gains	$(34)	$3,158	$(561)

Net change in unrealized appreciation/depreciation	$(3,237)	$(142,507)	$(6,582)

Net realized and change in unrealized losses	$(3,271)	$(139,349)	$(7,143)

Decrease in net assets from operations	$(3,176)	$(138,536)	$(185)

	HVN	HRS	HVR
	Sub-Account[3]	Sub-Account[3]	Sub-Account[3]
Income:
Dividend income	$570	$1,163	$3,112

Expenses:
Mortality and expense risk charges	(1,051)	(808)	(965)
Distribution and administrative expense charges	(126)	(97)	(116)
Net investment (loss) income	$(607)	$258	$2,031

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(1,856)	$(2,067)	$(853)
Realized gain distributions	5,082	65	4,504
Net realized gains (losses)	$3,226	$(2,002)	$3,651

Net change in unrealized appreciation/depreciation	$(79,227)	$(76,648)	$(49,137)

Net realized and change in unrealized losses	$(76,001)	$(78,650)	$(45,486)

Decrease in net assets from operations	$(76,608)	$(78,392)	$(43,455)
[3]	Commencement of operations was December 17, 2007; first activity in 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	HSS	LRE	LAV
	Sub-Account[3]	Sub-Account[1]	Sub-Account
Income:
Dividend income	$2,057	$514,556	$178,396

Expenses:
Mortality and expense risk charges	(4,160)	(103,855)	(474,881)
Distribution and administrative expense charges	(499)	(12,463)	(56,986)
Net investment (loss) income	$(2,602)	$398,238	$(353,471)

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(4,001)	$(348,768)	$(256,703)
Realized gain distributions	4,011	1,071,932	204,325
Net realized gains (losses)	$10	$723,164	$(52,378)

Net change in unrealized appreciation/depreciation	$(186,766)	$(8,418,181)	$(10,031,393)

Net realized and change in unrealized losses	$(186,756)	$(7,695,017)	$(10,083,771)

Decrease in net assets from operations	$(189,358)	$(7,296,779)	$(10,437,242)

	LA1	LA9	LA2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$7,320,399	$-	$1,034,933

Expenses:
Mortality and expense risk charges	(7,306,735)	(899,087)	(1,272,272)
Distribution and administrative expense charges	(876,808)	(107,890)	(152,673)
Net investment loss	$(863,144)	$(1,006,977)	$(390,012)

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(10,080,591)	$408,602	$(8,421,142)
Realized gain distributions	1,713,759	823,604	3,458,311
Net realized (losses) gains	$(8,366,832)	$1,232,206	$(4,962,831)

Net change in unrealized appreciation/depreciation	$(201,435,486)	$(26,424,788)	$(34,204,061)

Net realized and change in unrealized losses	$(209,802,318)	$(25,192,582)	$(39,166,892)

Decrease in net assets from operations	$(210,665,462)	$(26,199,559)	$(39,556,904)

1 For the period March 10, 2008 (commencement of operations) through December 31, 2008.
3 Commencement of operations was December 17, 2007; first activity in 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	MF7	BDS	MFD
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$4,485,990	$6,131,794	$35,769

Expenses:
Mortality and expense risk charges	(958,660)	(1,123,809)	(285,276)
Distribution and administrative expense charges	(115,039)	(134,857)	(34,233)
Net investment income (loss)	$3,412,291	$4,873,128	$(283,740)

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(5,681,049)	$(5,759,247)	$434,277
Realized gain distributions	-	-	-
Net realized (losses) gains	$(5,681,049)	$(5,759,247)	$434,277

Net change in unrealized appreciation/depreciation	$(6,057,075)	$(9,346,634)	$(9,491,636)

Net realized and change in unrealized losses	$(11,738,124)	$(15,105,881)	$(9,057,359)

Decrease in net assets from operations	$(8,325,833)	$(10,232,753)	$(9,341,099)

	CAS	MFF	EGS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,490,298	$-	$450,234

Expenses:
Mortality and expense risk charges	(3,679,655)	(231,096)	(2,306,277)
Distribution and administrative expense charges	(441,559)	(27,731)	(276,753)
Net investment loss	$(2,630,916)	$(258,827)	$(2,132,796)

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(6,094,948)	$1,015,631	$4,690,204
Realized gain distributions	-	-	-
Net realized (losses) gains	$(6,094,948)	$1,015,631	$4,690,204

Net change in unrealized appreciation/depreciation	$(120,415,245)	$(8,036,470)	$(82,452,921)

Net realized and change in unrealized losses	$(126,510,193)	$(7,020,839)	$(77,762,717)

Decrease in net assets from operations	$(129,141,109)	$(7,279,666)	$(79,895,513)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	EM1	EME	GG1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$177,868	$858,864	$420,357

Expenses:
Mortality and expense risk charges	(238,550)	(783,958)	(76,638)
Distribution and administrative expense charges	(28,626)	(94,075)	(9,197)
Net investment (loss) income	$(89,308)	$(19,169)	$334,522

Net realized and change in unrealized (losses) gains:
Net realized losses on sale of fund shares	$(3,326,655)	$(5,824,460)	$(18,880)
Realized gain distributions	5,154,641	19,193,951	-
Net realized gains (losses)	$1,827,986	$13,369,491	$(18,880)

Net change in unrealized appreciation/depreciation	$(13,231,511)	$(56,384,021)	$101,929

Net realized and change in unrealized (losses) gains	$(11,403,525)	$(43,014,530)	$83,049

(Decrease) increase in net assets from operations	$(11,492,833)	$(43,033,699)	$417,571

	GGS	GG2	GGR
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,883,061	$52,183	$958,846

Expenses:
Mortality and expense risk charges	(449,089)	(96,292)	(1,161,792)
Distribution and administrative expense charges	(53,891)	(11,555)	(139,415)
Net investment income (loss)	$2,380,081	$(55,664)	$(342,361)

Net realized and change in unrealized gains (losses):
Net realized (losses) gains on sale of fund shares	$(128,899)	$381,864	$6,734,323
Realized gain distributions	-	-	-
Net realized (losses) gains	$(128,899)	$381,864	$6,734,323

Net change in unrealized appreciation/depreciation	$543,522	$(3,562,424)	$(50,035,265)

Net realized and change in unrealized gains (losses)	$414,623	$(3,180,560)	$(43,300,942)

Increase (decrease) in net assets from operations	$2,794,704	$(3,236,224)	$(43,643,303)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	GT2	GTR	MFK
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$895,050	$6,315,470	$13,451,392

Expenses:
Mortality and expense risk charges	(233,694)	(1,467,806)	(4,079,369)
Distribution and administrative expense charges	(28,043)	(176,137)	(489,524)
Net investment income	$633,313	$4,671,527	$8,882,499

Net realized and change in unrealized (losses) gains:
Net realized losses on sale of fund shares	$(1,000,905)	$(1,303,835)	$(271,475)
Realized gain distributions	1,674,318	11,212,377	-
Net realized gains (losses)	$673,413	$9,908,542	$(271,475)

Net change in unrealized appreciation/depreciation	$(4,518,492)	$(35,473,195)	$8,341,737

Net realized and change in unrealized (losses) gains	$(3,845,079)	$(25,564,653)	$8,070,262

(Decrease) increase in net assets from operations	$(3,211,766)	$(20,893,126)	$16,952,761

	GSS	MFC	HYS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$12,789,593	$10,650,928	$10,895,082

Expenses:
Mortality and expense risk charges	(2,923,627)	(1,758,450)	(1,453,524)
Distribution and administrative expense charges	(350,835)	(211,014)	(174,423)
Net investment income	$9,515,131	$8,681,464	$9,267,135

Net realized and change in unrealized gains (losses):
Net realized losses on sale of fund shares	$(4,206,481)	$(7,445,076)	$(7,617,904)
Realized gain distributions	-	-	-
Net realized losses	$(4,206,481)	$(7,445,076)	$(7,617,904)

Net change in unrealized appreciation/depreciation	$10,115,961	$(36,952,373)	$(37,148,994)

Net realized and change in unrealized gains (losses)	$5,909,480	$(44,397,449)	$(44,766,898)

Increase (decrease) in net assets from operations	15,424,611	$(35,715,985)	$(35,499,763)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	IG1	IGS	MI1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$252,401	$1,227,718	$1,945,515

Expenses:
Mortality and expense risk charges	(326,508)	(1,178,651)	(3,181,940)
Distribution and administrative expense charges	(39,181)	(141,438)	(381,833)
Net investment loss	$(113,288)	$(92,371)	$(1,618,258)

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(1,015,061)	$6,776,198	$(9,379,251)
Realized gain distributions	4,270,386	16,922,007	12,994,505
Net realized gains	$3,255,325	$23,698,205	$3,615,254

Net change in unrealized appreciation/depreciation	$(14,702,660)	$(68,083,596)	$(82,613,237)

Net realized and change in unrealized losses	$(11,447,335)	$(44,385,391)	$(78,997,983)

Decrease in net assets from operations	$(11,560,623)	$(44,477,762)	$(80,616,241)

	MII	M1B	MIS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$891,972	$281,242	$1,351,763

Expenses:
Mortality and expense risk charges	(1,071,436)	(1,214,228)	(2,727,960)
Distribution and administrative expense charges	(128,572)	(145,707)	(327,355)
Net investment loss	$(308,036)	$(1,078,693)	$(1,703,552)

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	$1,829,592	$2,788,643	$(6,632,724)
Realized gain distributions	5,325,499	-	-
Net realized gains (losses)	$7,155,091	$2,788,643	$(6,632,724)

Net change in unrealized appreciation/depreciation	$(38,034,612)	$(37,352,516)	$(84,123,832)

Net realized and change in unrealized losses	$(30,879,521)	$(34,563,873)	$(90,756,556)

Decrease in net assets from operations	$(31,187,557)	$(35,642,566)	$(92,460,108)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	MFL	MIT	MC1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3,038,895	$7,131,725	$-

Expenses:
Mortality and expense risk charges	(3,783,261)	(5,884,666)	(334,536)
Distribution and administrative expense charges	(453,991)	(706,160)	(40,144)
Net investment (loss) income	$(1,198,357)	$540,899	$(374,680)

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	$4,919,127	$(8,691,377)	$675,111
Realized gain distributions	-	-	-
Net realized gains (losses)	$4,919,127	$(8,691,377)	$675,111

Net change in unrealized appreciation/depreciation	$(105,695,711)	$(184,796,740)	$(14,452,557)

Net realized and change in unrealized losses	$(100,776,584)	$(193,488,117)	$(13,777,446)

Decrease in net assets from operations	$(101,974,941)	$(192,947,218)	$(14,152,126)

	MCS	MCV	MM1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$186,537	$4,333,170

Expenses:
Mortality and expense risk charges	(403,349)	(241,143)	(3,834,235)
Distribution and administrative expense charges	(48,402)	(28,937)	(460,108)
Net investment (loss) income	$(451,751)	$(83,543)	$38,827

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	$924,270	$(1,512,063)	$-
Realized gain distributions	-	2,345,508	-
Net realized gains	$924,270	$833,445	$-

Net change in unrealized appreciation/depreciation	$(19,116,158)	$(8,800,826)	$-

Net realized and change in unrealized losses	$(18,191,888)	$(7,967,381)	$-

(Decrease) increase in net assets from operations	$(18,643,639)	$(8,050,924)	$38,827

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	MMS	M1A	NWD
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3,927,047	$-	$-

Expenses:
Mortality and expense risk charges	(2,474,755)	(1,660,167)	(927,391)
Distribution and administrative expense charges	(296,971)	(199,220)	(111,287)
Net investment income (loss)	$1,155,321	$(1,859,387)	$(1,038,678)

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$-	$(2,111,748)	$3,078,673
Realized gain distributions	-	20,469,987	12,943,455
Net realized gains	$-	$18,358,239	$16,022,128

Net change in unrealized appreciation/depreciation	$-	$(65,625,870)	$(47,770,550)

Net realized and change in unrealized losses	$-	$(47,267,631)	$(31,748,422)

Increase (decrease) in net assets from operations	$1,155,321	$(49,127,018)	$(32,787,100)

	RE1	RES	RG1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$88,829	$1,330,023	$129,055

Expenses:
Mortality and expense risk charges	(338,482)	(2,456,199)	(411,059)
Distribution and administrative expense charges	(40,618)	(294,744)	(49,327)
Net investment loss	$(290,271)	$(1,420,920)	$(331,331)

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	$993,534	$2,983,598	$(1,889,461)
Realized gain distributions	-	-	2,259,998
Net realized gains	$993,534	$2,983,598	$370,537

Net change in unrealized appreciation/depreciation	$(10,950,367)	$(86,833,195)	$(14,094,050)

Net realized and change in unrealized losses	$(9,956,833)	$(83,849,597)	$(13,723,513)

Decrease in net assets from operations	$(10,247,104)	$(85,270,517)	$(14,054,844)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	RGS	RI1	RIS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$992,926	$2,265,399	$1,249,950

Expenses:
Mortality and expense risk charges	(1,956,094)	(2,313,247)	(895,689)
Distribution and administrative expense charges	(234,731)	(277,590)	(107,483)
Net investment (loss) income	$(1,197,899)	$(325,438)	$246,778

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(7,675,512)	$(344,320)	$5,843,482
Realized gain distributions	11,853,857	22,104,391	10,220,643
Net realized gains	$4,178,345	$21,760,071	$16,064,125

Net change in unrealized appreciation/depreciation	$(73,406,212)	$(103,123,422)	$(52,344,850)

Net realized and change in unrealized losses	$(69,227,867)	$(81,363,351)	$(36,280,725)

Decrease in net assets from operations	$(70,425,766)	$(81,688,789)	$(36,033,947)

	SI1	SIS	SVS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,234,278	$3,274,968	$44,445

Expenses:
Mortality and expense risk charges	(210,349)	(507,317)	(64,405)
Distribution and administrative expense charges	(25,242)	(60,878)	(7,729)
Net investment income (loss)	$998,687	$2,706,773	$(27,689)

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(1,052,107)	$(2,364,524)	$(1,183,890)
Realized gain distributions	-	-	915,473
Net realized losses	$(1,052,107)	$(2,364,524)	$(268,417)

Net change in unrealized appreciation/depreciation	$(2,187,017)	$(5,950,212)	$(2,132,093)

Net realized and change in unrealized losses	$(3,239,124)	$(8,314,736)	$(2,400,510)

Decrease in net assets from operations	$(2,240,437)	$(5,607,963)	$(2,428,199)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

	TE1	TEC	MFJ
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$-	$23,295,341

Expenses:
Mortality and expense risk charges	(32,052)	(196,545)	(11,086,229)
Distribution and administrative expense charges	(3,846)	(23,586)	(1,330,348)
Net investment (loss) income	$(35,898)	$(220,131)	$10,878,764

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	$140,975	$1,432,250	$(17,447,706)
Realized gain distributions	-	-	53,497,650
Net realized gains	$140,975	$1,432,250	$36,049,944

Net change in unrealized appreciation/depreciation	$(1,584,047)	$(10,544,761)	$(234,778,817)

Net realized and change in unrealized losses	$(1,443,072)	$(9,112,511)	$(198,728,873)

Decrease in net assets from operations	$(1,478,970)	$(9,332,642)	$(187,850,109)

	TRS	MFE	UTS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$25,091,681	$1,621,026	$4,759,629

Expenses:
Mortality and expense risk charges	(8,988,906)	(1,455,418)	(3,136,475)
Distribution and administrative expense charges	(1,078,669)	(174,650)	(376,377)
Net investment income (loss)	$15,024,106	$(9,042)	$1,246,777

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(10,880,448)	$4,462,285	$29,857,498
Realized gain distributions	52,976,940	16,956,283	43,763,423
Net realized gains	$42,096,492	$21,418,568	$73,620,921

Net change in unrealized appreciation/depreciation	$(235,815,307)	$(67,130,219)	$(183,284,733)

Net realized and change in unrealized losses	$(193,718,815)	$(45,711,651)	$(109,663,812)

Decrease in net assets from operations	$(178,694,709)	$(45,720,693)	$(108,417,035)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	MV1	MVS	OBV
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,178,262	$3,612,033	$58,287

Expenses:
Mortality and expense risk charges	(2,192,378)	(2,403,861)	(45,146)
Distribution and administrative expense charges	(263,085)	(288,463)	(5,417)
Net investment (loss) income	$(277,201)	$919,709	$7,724

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	$1,493,837	$11,934,817	$(375,182)
Realized gain distributions	21,211,425	30,275,364	156,713
Net realized gains (losses)	$22,705,262	$42,210,181	$(218,469)

Net change in unrealized appreciation/depreciation	$(87,318,131)	$(115,973,797)	$(1,449,188)

Net realized and change in unrealized losses	$(64,612,869)	$(73,763,616)	$(1,667,657)

Decrease in net assets from operations	$(64,890,070)	$(72,843,907)	$(1,659,933)

	OCA	OGG	OMG
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$433,556	$7,466,110

Expenses:
Mortality and expense risk charges	(506,871)	(521,215)	(9,430,269)
Distribution and administrative expense charges	(60,824)	(62,546)	(1,131,632)
Net investment loss	$(567,695)	$(150,205)	$(3,095,791)

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	$842,383	$(1,651,824)	$(1,458,685)
Realized gain distributions	-	2,324,843	39,243,437
Net realized gains	$842,383	$673,019	$37,784,752

Net change in unrealized appreciation/depreciation	$(17,700,232)	$(17,445,513)	$(317,777,139)

Net realized and change in unrealized losses	$(16,857,849)	$(16,772,494)	$(279,992,387)

Decrease in net assets from operations	$(17,425,544)	$(16,922,699)	$(283,088,178)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	OMS	PMB	PLD
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$36,126	$743,687	$33,247,536

Expenses:
Mortality and expense risk charges	(204,185)	(183,575)	(12,756,698)
Distribution and administrative expense charges	(24,502)	(22,029)	(1,530,804)
Net investment (loss) income	$(192,561)	$538,083	$18,960,034

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(644,738)	$(547,474)	$(8,617,043)
Realized gain distributions	751,306	534,798	11,953,411
Net realized gains (losses)	$106,568	$(12,676)	$3,336,368

Net change in unrealized appreciation/depreciation	$(5,916,365)	$(2,637,948)	$(42,227,842)

Net realized and change in unrealized losses	$(5,809,797)	$(2,650,624)	$(38,891,474)

Decrease in net assets from operations	$(6,002,358)	$(2,112,541)	$(19,931,440)

	PRR	PTR	PRA
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3,169,094	$14,393,410	$280,494

Expenses:
Mortality and expense risk charges	(1,423,547)	(5,006,383)	(75,604)
Distribution and administrative expense charges	(170,826)	(600,766)	(9,072)
Net investment income	$1,574,721	$8,786,261	$195,818

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(1,445,203)	$621,096	$(254,110)
Realized gain distributions	184,492	7,545,146	13,124
Net realized (losses) gains	$(1,260,711)	$8,166,242	$(240,986)

Net change in unrealized appreciation/depreciation	$(12,918,618)	$(8,531,946)	$(938,513)

Net realized and change in unrealized losses	$(14,179,329)	$(365,704)	$(1,179,499)

(Decrease) increase in net assets from operations	$(12,604,608)	$8,420,557	$(983,681)
The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	PCR	1XX	SSA
	Sub-Account	Sub-Account[2]	Sub-Account
Income:
Dividend income	$1,733,134	$-	$25,173

Expenses:
Mortality and expense risk charges	(424,845)	(762)	(99,431)
Distribution and administrative expense charges	(50,981)	(91)	(11,932)
Net investment income (loss)	$1,257,308	$(853)	$(86,190)

Net realized and change in unrealized (losses) gains:
Net realized gains (losses) on sale of fund shares	$1,455,110	$(167)	$(853,028)
Realized gain distributions	453,328	-	22,321
Net realized gains (losses)	$1,908,438	$(167)	$(830,707)

Net change in unrealized appreciation/depreciation	$(26,382,238)	$22,164	$(2,009,983)

Net realized and change in unrealized (losses) gains	$(24,473,800)	$21,997	$(2,840,690)

(Decrease) increase in net assets from operations	$(23,216,492)	$21,144	$(2,926,880)

	3XX	5XX	SVV
	Sub-Account[2]	Sub-Account[2]	Sub-Account
Income:
Dividend income	$63	$6,832	$392,559

Expenses:
Mortality and expense risk charges	(79)	(3,351)	(751,579)
Distribution and administrative expense charges	(9)	(402)	(90,189)
Net investment (loss) income	$(25)	$3,079	$(449,209)

Net realized and change in unrealized gains (losses):
Net realized (losses) gains on sale of fund shares	$(199)	$1,907	$(1,486,864)
Realized gain distributions	-	-	650,324
Net realized (losses) gains	$(199)	$1,907	$(836,540)

Net change in unrealized appreciation/depreciation	$1,220	$73,324	$(27,022,672)

Net realized and change in unrealized gains (losses)	$1,021	$75,231	$(27,859,212)

Increase (decrease) in net assets from operations	$996	$78,310	$(28,308,421)

[2]	For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	2XX	LGF	SGC
	Sub-Account[2]	Sub-Account	Sub-Account[1]
Income:
Dividend income	$262	$-	$13,376

Expenses:
Mortality and expense risk charges	(470)	(32,537)	(7,627)
Distribution and administrative expense charges	(56)	(3,905)	(915)
Net investment (loss) income	$(264)	$(36,442)	$4,834

Net realized and change in unrealized gains (losses):
Net realized losses on sale of fund shares	$(237)	$(31,582)	$(157,794)
Realized gain distributions	-	315	-
Net realized losses	$(237)	$(31,267)	$(157,794)

Net change in unrealized appreciation/depreciation	$7,327	$(1,131,457)	$(166,577)

Net realized and change in unrealized gains (losses)	$7,090	$(1,162,724)	$(324,371)

Increase (decrease) in net assets from operations	$6,826	$(1,199,166)	$(319,537)

	S13	SDC	S15
	Sub-Account[1]	Sub-Account[1]	Sub-Account[1]
Income:
Dividend income	$22,341	$317,717	$605,951

Expenses:
Mortality and expense risk charges	(19,643)	(203,563)	(459,914)
Distribution and administrative expense charges	(2,357)	(24,428)	(55,190)
Net investment income	$341	$89,726	$90,847

Net realized and change in unrealized (losses) gains:
Net realized (losses) gains on sale of fund shares	$(320,615)	$118,059	$79,640
Realized gain distributions	-	101,941	161,790
Net realized (losses) gains	$(320,615)	$220,000	$241,430

Net change in unrealized appreciation/depreciation	$(619,227)	$719,321	$1,269,682

Net realized and change in unrealized (losses) gains	$(939,842)	$939,321	$1,511,112

(Decrease) increase in net assets from operations	$(939,501)	$1,029,047	$1,601,959

1 For the period March 10, 2008 (commencement of operations) through December 31, 2008.
2 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	7XX	8XX	6XX
	Sub-Account[2]	Sub-Account[2]	Sub-Account[2]
Income:
Dividend income	$-	$-	$-

Expenses:
Mortality and expense risk charges	(43,808)	(45,434)	(42,409)
Distribution and administrative expense charges	(5,257)	(5,452)	(5,089)
Net investment loss	$(49,065)	$(50,886)	$(47,498)

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of fund shares	$(4,171)	$65,613	$(13,334)
Realized gain distributions	-	-	-
Net realized (losses) gains	$(4,171)	$65,613	$(13,334)

Net change in unrealized appreciation/depreciation	$1,342,933	$1,587,023	$994,643

Net realized and change in unrealized gains	$1,338,762	$1,652,636	$981,309

Increase in net assets from operations	$1,289,697	$1,601,750	$933,811

	IGB	SLC	S12
	Sub-Account	Sub-Account[1]	Sub-Account[1]
Income:
Dividend income	$1,293,863	$2,599	$12,881

Expenses:
Mortality and expense risk charges	(377,461)	(1,810)	(10,708)
Distribution and administrative expense charges	(45,295)	(217)	(1,285)
Net investment income	$871,107	$572	$888

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(914,501)	$(4,939)	$(38,976)
Realized gain distributions	-	-	-
Net realized losses	$(914,501)	$(4,939)	$(38,976)

Net change in unrealized appreciation/depreciation	$(3,476,022)	$(68,398)	$(333,036)

Net realized and change in unrealized losses	$(4,390,523)	$(73,337)	$(372,012)

Decrease in net assets from operations	$(3,519,416)	$(72,765)	$(371,124)

1 For the period March 10, 2008 (commencement of operations) through December 31, 2008.
2 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	VSC	S14	4XX
	Sub-Account	Sub-Account[1]	Sub-Account[2]
Income:
Dividend income	$20,360	$254,253	$16,611

Expenses:
Mortality and expense risk charges	(1,703,569)	(49,146)	(22,107)
Distribution and administrative expense charges	(204,428)	(5,898)	(2,653)
Net investment (loss) income	$(1,887,637)	$199,209	$(8,149)

Net realized and change in unrealized (losses) gains:
Net realized (losses) gains on sale of fund shares	$(6,756,390)	$(193,039)	$5,847
Realized gain distributions	4,832,189	71,057	2,535
Net realized (losses) gains	$(1,924,201)	$(121,982)	$8,382

Net change in unrealized appreciation/depreciation	$(47,924,248)	$(787,751)	$439,819

Net realized and change in unrealized (losses) gains	$(49,848,449)	$(909,733)	$448,201

(Decrease) increase in net assets from operations	$(51,736,086)	$(710,524)	$440,052

	SRE	SC3	CMM
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,823,603	$212,185	$211,501

Expenses:
Mortality and expense risk charges	(2,222,300)	(161,853)	(246,138)
Distribution and administrative expense charges	(266,676)	(19,422)	(29,537)
Net investment income (loss)	$334,627	$30,910	$(64,174)

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(4,400,834)	$(345,111)	$-
Realized gain distributions	12,408,941	823,749	-
Net realized gains	$8,008,107	$478,638	$-

Net change in unrealized appreciation/depreciation	$(79,030,430)	$(4,922,987)	$-

Net realized and change in unrealized losses	$(71,022,323)	$(4,444,349)	$-

Decrease in net assets from operations	$(70,687,696)	$(4,413,439)	$(64,174)

1 For the period March 10, 2008 (commencement of operations) through December 31, 2008.
2 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	S16	VKU	VKM
	Sub-Account[1]	Sub-Account[1]	Sub-Account[1]
Income:
Dividend income	$44,707	$35,275	$1,631

Expenses:
Mortality and expense risk charges	(223,973)	(23,841)	(3,789)
Distribution and administrative expense charges	(26,877)	(2,861)	(455)
Net investment (loss) income	$(206,143)	$8,573	$(2,613)

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(524,753)	$(56,133)	$(40,716)
Realized gain distributions	5,282,821	47,475	62,172
Net realized gains (losses)	$4,758,068	$(8,658)	$21,456

Net change in unrealized appreciation/depreciation	$(14,798,917)	$(501,930)	$(214,485)

Net realized and change in unrealized losses	$(10,040,849)	$(510,588)	$(193,029)

Decrease in net assets from operations	$(10,246,992)	$(502,015)	$(195,642)

	VKC	VLC	WTF
	Sub-Account[1]	Sub-Account	Sub-Account
Income:
Dividend income	$982	$231,454	$-

Expenses:
Mortality and expense risk charges	(2,567)	(181,357)	(19,523)
Distribution and administrative expense charges	(308)	(21,763)	(2,343)
Net investment (loss) income	$(1,893)	$28,334	$(21,866)

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(51,035)	$(1,208,822)	$(19,368)
Realized gain distributions	41,195	568,451	41,614
Net realized (losses) gains	$(9,840)	$(640,371)	$22,246

Net change in unrealized appreciation/depreciation	$(118,080)	$(4,420,574)	$(758,079)

Net realized and change in unrealized losses	$(127,920)	$(5,060,945)	$(735,833)

Decrease in net assets from operations	$(129,813)	$(5,032,611)	$(757,699)

[1]	For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

USC
Sub-Account
Income:
Dividend income	$-

Expenses:
Mortality and expense risk charges	(968)
Distribution and administrative expense charges	(116)
Net investment loss	$(1,084)

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(4,050)
Realized gain distributions	7,048
Net realized gains	$2,998

Net change in unrealized appreciation/depreciation	$(28,799)

Net realized and change in unrealized losses	$(25,801)

Decrease in net assets from operations	$(26,885)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	AVB		AN4
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008[1]	2007	2008[1]	2007
Operations:
Net investment income (loss)	$50,119	$-	$(12,412)	$-
Net realized losses	(47,826)	-	(272,830)	-
Net change in unrealized appreciation/
depreciation	(1,760,483)	-	(497,355)	-
Decrease in net assets
from operations	$(1,758,190)	$-	$(782,597)	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$10,240,315	$-	$1,041,162	$-
Net transfers between Sub-Accounts
and/or Fixed Account	2,934,670	-	1,293,202	-
Withdrawals, surrenders, annuitizations
and contract charges	(38,570)	-	(85,591)	-
Net accumulation activity	$13,136,415	$-	$2,248,773	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase in net assets from
contract owner transactions	$13,136,415	$-	$2,248,773	$-

Increase in net assets	$11,378,225	$-	$1,466,176	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$11,378,225	$-	$1,466,176	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	1,167,627	-	131,089	-
Transferred between Sub-Accounts
and/or Fixed Account	341,026	-	143,925	-
Withdrawn, Surrendered, and Annuitized	(23,914)	-	(16,508)	-
End of year	1,484,739	-	258,506	-

[1] For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	IVB		AVW
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008[1]	2007	2008[1]	2007
Operations:
Net investment loss	$(452,128)	$-	$(8,524)	$-
Net realized losses	(372,166)	-	(110)	-
Net change in unrealized appreciation/
depreciation	(36,015,373)	-	(418,037)	-
Decrease in net assets
from operations	$(36,839,667)	$-	$(426,671)	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$51,642,938	$-	$830,685	$-
Net transfers between Sub-Accounts
and/or Fixed Account	54,970,365	-	1,144,896	-
Withdrawals, surrenders, annuitizations
and contract charges	(1,880,400)	-	(5,484)	-
Net accumulation activity	$104,732,903	$-	$1,970,097	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase in net assets from
contract owner transactions	$104,732,903	$-	$1,970,097	$-

Increase in net assets	$67,893,236	$-	$1,543,426	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$67,893,236	$-	$1,543,426	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	5,564,791	-	103,246	-
Transferred between Sub-Accounts
and/or Fixed Account	7,394,531	-	132,288	-
Withdrawn, Surrendered, and Annuitized	(315,209)	-	(704)	-
End of year	12,644,113	-	234,830	-

[1] For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	9XX		CSC
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008[3]	2007	2008	2007
Operations:
Net investment income (loss)	$413,219	$-	$(167)	$(249)
Net realized gains (losses)	85,795	-	(552)	1,976
Net change in unrealized appreciation/
depreciation	399,112	-	(3,606)	(2,497)
Increase (decrease) in net assets
from operations	$898,126	$-	$(4,325)	$(770)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$10,896,068	$-	$-	$-
Net transfers between Sub-Accounts
and/or Fixed Account	5,095,354	-	(5,624)	1,282
Withdrawals, surrenders, annuitizations
and contract charges	(36,875)	-	(55)	(61)
Net accumulation activity	$15,954,547	$-	$(5,679)	$1,221

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase (decrease) in net assets from
contract owner transactions	$15,954,547	$-	$(5,679)	$1,221

Increase (decrease) in net assets	$16,852,673	$-	$(10,004)	$451

Net Assets:
Beginning of year	$-	$-	$18,101	$17,650
End of year	$16,852,673	$-	$8,097	$18,101

Unit Transactions:
Beginning of year	-	-	1,509	1,411
Purchased	1,141,184	-	-	-
Transferred between Sub-Accounts
and/or Fixed Account	536,453	-	(548)	103
Withdrawn, Surrendered, and Annuitized	(4,378)	-	(5)	(5)
End of year	1,673,259	-	956	1,509
[3] For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	NMT		MCC
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007[2]
Operations:
Net investment loss	$(1,617)	$(1,256)	$(1,761,505)	$(426,307)
Net realized gains (losses)	713	8,552	(303,941)	1,816,488
Net change in unrealized appreciation/
depreciation	(58,722)	12,344	(60,909,616)	2,322,447
(Decrease) increase in net assets
from operations	$(59,626)	$19,640	$(62,975,062)	$3,712,628

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$-	$39,106	$55,956,466	$59,908,830
Net transfers between Sub-Accounts
and/or Fixed Account	7,250	(4,292)	47,245,196	14,261,897
Withdrawals, surrenders, annuitizations
and contract charges	(7,458)	(1,561)	(4,948,438)	(701,230)
Net accumulation activity	$(208)	$33,253	$98,253,224	$73,469,497

Annuitization Activity:
Annuitizations	$-	$-	$6,168	$-
Annuity payments and contract charges	-	-	(1,650)	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	(524)	-
Net annuitization activity	$-	$-	$3,994	$-

(Decrease) increase in net assets from
contract owner transactions	$(208)	$33,253	$98,257,218	$73,469,497

(Decrease) increase in net assets	$(59,834)	$52,893	$35,282,156	$77,182,125

Net Assets:
Beginning of year	$135,980	$83,087	$77,182,125	$-
End of year	$76,146	$135,980	$112,464,281	$77,182,125

Unit Transactions:
Beginning of year	8,690	6,233	6,356,718	-
Purchased	-	2,825	5,636,587	5,221,770
Transferred between Sub-Accounts
and/or Fixed Account	751	(264)	5,390,010	1,217,807
Withdrawn, Surrendered, and Annuitized	(685)	(104)	(633,861)	(82,859)
End of year	8,756	8,690	16,749,454	6,356,718
2 For the period March 5, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	CMG		NNG
	Sub-Account		Sub-Account
	Year Ended	Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007[2]	2008	2007
Operations:
Net investment loss	$(188,280)	$(43,640)	$(2,841)	$(3,820)
Net realized (losses) gains	(228,054)	45,441	137	15,585
Net change in unrealized appreciation/
depreciation	(5,089,937)	328,574	(96,218)	25,311
(Decrease) increase in net assets
from operations	$(5,506,271)	$330,375	$(98,922)	$37,076

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$4,232,712	$5,920,249	$1	$-
Net transfers between Sub-Accounts
and/or Fixed Account	5,407,002	1,352,946	84,975	(70,920)
Withdrawals, surrenders, annuitizations
and contract charges	(423,174)	(54,861)	(1,253)	(1,179)
Net accumulation activity	$9,216,540	$7,218,334	$83,723	$(72,099)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase (decrease) in net assets from
contract owner transactions	$9,216,540	$7,218,334	$83,723	$(72,099)

Increase (decrease) in net assets	$3,710,269	$7,548,709	$(15,199)	$(35,023)

Net Assets:
Beginning of year	$7,548,709	$-	$191,573	$226,596
End of year	$11,258,978	$7,548,709	$176,374	$191,573

Unit Transactions:
Beginning of year	640,690	-	14,570	19,841
Purchased	436,980	526,212	-	-
Transferred between Sub-Accounts
and/or Fixed Account	580,095	121,380	8,123	(5,177)
Withdrawn, Surrendered, and Annuitized	(47,508)	(6,902)	(119)	(94)
End of year	1,610,257	640,690	22,574	14,570

[2] For the period March 5, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	NMI		FL1
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008[1]	2007
Operations:
Net investment (loss) income	$(34,901)	$(41,428)	$186,355	$-
Net realized gains (losses)	813,904	114,989	(645,104)	-
Net change in unrealized appreciation/
Depreciation	(7,253,241)	226,832	(13,780,486)	-
(Decrease) increase in net assets
from operations	$(6,474,238)	$300,393	$(14,239,235)	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$3,267,561	$4,686,269	$37,220,605	$-
Net transfers between Sub-Accounts
and/or Fixed Account	3,590,403	3,698,982	26,603,259	-
Withdrawals, surrenders, annuitizations
and contract charges	(476,182)	(98,222)	(629,606)	-
Net accumulation activity	$6,381,782	$8,287,029	$63,194,258	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase in net assets from
contract owner transactions	$6,381,782	$8,287,029	$63,194,258	$-

(Decrease) increase in net assets	$(92,456)	$8,587,422	$48,955,023	$-

Net Assets:
Beginning of year	$8,752,767	$165,345	$-	$-
End of year	$8,660,311	$8,752,767	$48,955,023	$-

Unit Transactions:
Beginning of year	522,074	11,385	-	-
Purchased	254,922	300,401	4,395,712	-
Transferred between Sub-Accounts
and/or Fixed Account	280,563	227,995	3,074,154	-
Withdrawn, Surrendered, and Annuitized	(39,292)	(17,707)	(116,984)	-
End of year	1,018,267	522,074	7,352,882	-

1 For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	FVB		FVM
	Sub-Account		Sub-Account
	Year Ended	Period Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007[2]	2008	2007[2]
Operations:
Net investment income (loss)	$69,709	$107,493	$(1,990,068)	$(627,501)
Net realized (losses) gains	(292,548)	3,697	15,120,429	109,267
Net change in unrealized appreciation/
Depreciation	(6,354,096)	(144,261)	(78,276,179)	3,038,340
(Decrease) increase in net assets
from operations	$(6,576,935)	$(33,071)	$(65,145,818)	$2,520,106

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$7,144,029	$11,284,487	$20,675,842	$112,628,706
Net transfers between Sub-Accounts
and/or Fixed Account	3,506,766	2,024,387	24,464,746	25,354,571
Withdrawals, surrenders, annuitizations
and contract charges	(553,022)	(34,804)	(7,284,860)	(1,725,966)
Net accumulation activity	$10,097,773	$13,274,070	$37,855,728	$136,257,311

Annuitization Activity:
Annuitizations	$-	$-	$4,023	$-
Annuity payments and contract charges	-	-	(378)	-
Net transfers between Sub-Accounts	-	-	-
Adjustments to annuity reserves	-	-	(98)	-
Net annuitization activity	$-	$-	$3,547	$-

Increase in net assets from
contract owner transactions	$10,097,773	$13,274,070	$37,859,275	$136,257,311

Increase (decrease) in net assets	$3,520,838	$13,240,999	$(27,286,543)	$138,777,417

Net Assets:
Beginning of year	$13,240,999	$-	$138,777,417	$-
End of year	$16,761,837	$13,240,999	$111,490,874	$138,777,417

Unit Transactions:
Beginning of year	1,234,324	-	11,884,177	-
Purchased	835,889	1,049,762	1,984,578	9,897,828
Transferred between Sub-Accounts
and/or Fixed Account	405,284	187,797	3,012,035	2,190,917
Withdrawn, Surrendered, and Annuitized	(63,321)	(3,235)	(798,487)	(204,568)
End of year	2,412,176	1,234,324	16,082,303	11,884,177

[2] For the period March 5, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	F10		F15
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$177,410	$71,155	$223,960	$189,971
Net realized (losses) gains	(197,769)	297,735	682,466	527,414
Net change in unrealized appreciation/
depreciation	(2,900,275)	(89,889)	(6,906,535)	71,408
(Decrease) increase in net assets
from operations	$(2,920,634)	$279,001	$(6,000,109)	$788,793

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$569,452	$3,000,621	$3,929,383	$5,208,788
Net transfers between Sub-Accounts
and/or Fixed Account	6,190,785	917,950	2,640,528	4,077,064
Withdrawals, surrenders, annuitizations
and contract charges	(564,512)	(242,462)	(1,007,165)	(505,227)
Net accumulation activity	$6,195,725	$3,676,109	$5,562,746	$8,780,625

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase in net assets from
contract owner transactions	$6,195,725	$3,676,109	$5,562,746	$8,780,625

Increase (decrease) in net assets	$3,275,091	$3,955,110	$(437,363)	$9,569,418

Net Assets:
Beginning of year	$6,929,208	$2,974,098	$17,658,270	$8,088,852
End of year	$10,204,299	$6,929,208	$17,220,907	$17,658,270

Unit Transactions:
Beginning of year	585,651	268,016	1,457,747	715,554
Purchased	51,214	261,167	364,791	438,948
Transferred between Sub-Accounts
and/or Fixed Account	594,083	77,586	262,668	345,411
Withdrawn, Surrendered, and Annuitized	(57,198)	(21,118)	(96,056)	(42,166)
End of year	1,173,750	585,651	1,989,150	1,457,747

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	F20		SGI
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007[2]
Operations:
Net investment income (loss)	$261,106	$213,040	$88,320	(529,539)
Net realized gains	446,082	1,273,585	12,296,081	71,138
Net change in unrealized appreciation/
depreciation	(14,923,804)	294,230	(41,793,224)	(521,756)
(Decrease) increase in net assets
from operations	$(14,216,616)	$1,780,855	$(29,408,823)	(980,157)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$5,776,291	$14,466,914	$70,719,253	65,846,491
Net transfers between Sub-Accounts
and/or Fixed Account	1,942,875	6,859,478	29,257,306	18,942,858
Withdrawals, surrenders, annuitizations
and contract charges	(2,038,638)	(1,646,550)	(5,757,328)	(834,864)
Net accumulation activity	$5,680,528	$19,679,842	$94,219,231	83,954,485

Annuitization Activity:
Annuitizations	$-	$-	$8,563	-
Annuity payments and contract charges	-	-	(1,425)	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	(520)	-
Net annuitization activity	$-	$-	$6,618	-

Increase in net assets from
contract owner transactions	$5,680,528	$19,679,842	$94,225,849	83,954,485

(Decrease) increase in net assets	$(8,536,088)	$21,460,697	$64,817,026	82,974,328

Net Assets:
Beginning of year	$36,444,849	$14,984,152	$82,974,328	-
End of year	$27,908,761	$36,444,849	$147,791,354	82,974,328

Unit Transactions:
Beginning of year	2,944,857	1,308,908	7,791,583	-
Purchased	558,273	1,266,324	7,561,266	6,114,623
Transferred between Sub-Accounts
and/or Fixed Account	113,120	570,795	2,729,302	1,758,234
Withdrawn, Surrendered, and Annuitized	(203,828)	(201,170)	(696,812)	(81,274)
End of year	3,412,422	2,944,857	17,385,339	7,791,583

[2] For the period March 5, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	S17		ISC
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2008[1]	2007	2008	2007[2]
Operations:
Net investment income	$666,897	$-	$1,816,292	$74,901
Net realized gains (losses)	569,122	-	(1,064,569)	8,540
Net change in unrealized appreciation/
depreciation	(10,375,104)	-	(18,667,396)	(761,148)
Decrease in net assets
from operations	$(9,139,085)	$-	$(17,915,673)	$(677,707)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$26,046,471	$-	$15,644,681	$30,398,015
Net transfers between Sub-Accounts
and/or Fixed Account	18,954,776	-	12,988,301	11,488,143
Withdrawals, surrenders, annuitizations
and contract charges	(911,798)	-	(2,928,798)	(664,275)
Net accumulation activity	$44,089,449	$-	$25,704,184	$41,221,883

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase in net assets from
contract owner transactions	$44,089,449	$-	$25,704,184	$41,221,883

Increase in net assets	$34,950,364	$-	$7,788,511	$40,544,176

Net Assets:
Beginning of year	$-	$-	$40,544,176	$-
End of year	$34,950,364	$-	$48,332,687	$40,544,176

Unit Transactions:
Beginning of year	-	-	3,983,472	-
Purchased	2,976,096	-	1,738,512	2,940,282
Transferred between Sub-Accounts
and/or Fixed Account	2,102,928	-	1,501,870	1,112,795
Withdrawn, Surrendered, and Annuitized	(112,126)	-	(358,418)	(69,605)
End of year	4,966,898	-	6,865,436	3,983,472

[1]For the period March 10, 2008 (commencement of operations) through December 31, 2008.
[2]For the period March 5, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	FVS		SIC
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007[2]
Operations:
Net investment (loss) income	$(188,229)	$(433,590)	$407,543	$29,959
Net realized gains (losses)	132,380	4,534,158	(279,591)	(20,264)
Net change in unrealized appreciation/
depreciation	(11,450,701)	(6,169,357)	(1,292,953)	39,345
(Decrease) increase in net assets
from operations	$(11,506,550)	$(2,068,789)	$(1,165,001)	$49,040

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$1,744,650	$10,658,874	$2,545,705	$3,745,076
Net transfers between Sub-Accounts
and/or Fixed Account	(1,915,768)	504,856	2,733,783	2,251,144
Withdrawals, surrenders, annuitizations
and contract charges	(3,458,899)	(3,415,384)	(861,124)	(299,873)
Net accumulation activity	$(3,630,017)	$7,748,346	$4,418,364	$5,696,347

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	(2,109)	(2,555)	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	283	(198)	-	-
Net annuitization activity	$(1,826)	$(2,753)	$-	$-

(Decrease) increase in net assets from
contract owner transactions	$(3,631,843)	$7,745,593	$4,418,364	$5,696,347

(Decrease) increase in net assets	$(15,138,393)	$5,676,804	$3,253,363	$5,745,387

Net Assets:
Beginning of year	$37,692,750	$32,015,946	$5,745,387	$-
End of year	$22,554,357	$37,692,750	$8,998,750	$5,745,387

Unit Transactions:
Beginning of year	1,960,878	1,597,154	556,077	-
Purchased	110,553	509,404	264,839	365,706
Transferred between Sub-Accounts
and/or Fixed Account	(84,884)	22,542	270,798	220,113
Withdrawn, Surrendered, and Annuitized	(206,945)	(168,222)	(93,821)	(29,742)
End of year	1,779,602	1,960,878	997,893	556,077

[2] For the period March 5, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	FMS		TDM
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$1,977,856	$(342,306)	$681,094	$61,504
Net realized gains	4,181,074	5,128,408	7,539,557	3,279,418
Net change in unrealized appreciation/
depreciation	(60,794,808)	(5,239,071)	(58,443,997)	4,586,525
(Decrease) increase in net assets
from operations	$(54,635,878)	$(452,969)	$(50,223,346)	$7,927,447

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$46,529,219	$49,979,954	$8,481,585	$54,816,444
Net transfers between Sub-Accounts
and/or Fixed Account	22,594,745	9,701,085	18,182,212	9,311,256
Withdrawals, surrenders, annuitizations
and contract charges	(9,145,113)	(6,142,981)	(3,833,734)	(1,417,777)
Net accumulation activity	$59,978,851	$53,538,058	$22,830,063	$62,709,923

Annuitization Activity:
Annuitizations	$5,396	$-	$-	$-
Annuity payments and contract charges	(2,461)	(2,429)	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	193	(260)	-	-
Net annuitization activity	$3,128	$(2,689)	$-	$-

Increase in net assets from
contract owner transactions	$59,981,979	$53,535,369	$22,830,063	$62,709,923

Increase (decrease) in net assets	$5,346,101	$53,082,400	$(27,393,283)	$70,637,370

Net Assets:
Beginning of year	$111,152,728	$58,070,328	$77,853,382	$7,216,012
End of year	$116,498,829	$111,152,728	$50,460,099	$77,853,382

Unit Transactions:
Beginning of year	6,318,116	3,368,514	4,360,786	511,631
Purchased	3,352,717	2,765,022	551,043	3,385,335
Transferred between Sub-Accounts
and/or Fixed Account	1,646,407	543,065	1,489,531	564,446
Withdrawn, Surrendered, and Annuitized	(657,752)	(358,485)	(322,636)	(100,626)
End of year	10,659,488	6,318,116	6,078,724	4,360,786
The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	FTG		FTI
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$15,734	$(156,864)	$2,269,939	$987,772
Net realized gains	803,820	2,240,694	44,313,268	52,835,963
Net change in unrealized appreciation/
depreciation	(19,556,167)	(2,342,080)	(245,132,086)	10,086,338
(Decrease) increase in net assets
from operations	$(18,736,613)	$(258,250)	$(198,548,879)	$63,910,073

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$3,637,435	$18,162,024	$4,650,135	$53,353,349
Net transfers between Sub-Accounts
and/or Fixed Account	1,999,775	3,829,450	13,052,860	(29,738,016)
Withdrawals, surrenders, annuitizations
and contract charges	(3,351,101)	(1,857,863)	(40,765,084)	(34,710,111)
Net accumulation activity	$2,286,109	$20,133,611	$(23,062,089)	$(11,094,778)

Annuitization Activity:
Annuitizations	$-	$-	$22,266	$95,020
Annuity payments and contract charges	-	-	(22,682)	(25,320)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	2,056	(4,550)
Net annuitization activity	$-	$-	$1,640	$65,150

Increase (decrease) in net assets
from contract owner transactions	$2,286,109	$20,133,611	$(23,060,449)	$(11,029,628)

(Decrease) increase in net assets	$(16,450,504)	$19,875,361	$(221,609,328)	$52,880,445

Net Assets:
Beginning of year	$41,968,435	$22,093,074	$502,292,060	$449,411,615
End of year	$25,517,931	$41,968,435	$280,682,732	$502,292,060

Unit Transactions:
Beginning of year	2,128,221	1,134,629	23,555,118	23,906,416
Purchased	218,730	895,454	248,952	2,770,455
Transferred between Sub-Accounts
and/or Fixed Account	135,003	192,070	1,040,484	(1,380,657)
Withdrawn, Surrendered, and Annuitized	(206,623)	(93,932)	(2,369,116)	(1,741,096)
End of year	2,275,331	2,128,221	22,475,438	23,555,118

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	HVD		HVG
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008[4]	2007	2008[4]	2007
Operations:
Net investment income	$71,900	$-	$321	$-
Net realized gains	7,133	-	6,954	-
Net change in unrealized appreciation/
depreciation	(271,578)	-	(93,661)	-
Decrease in net assets
from operations	$(192,545)	$-	$(86,386)	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$480,866	$-	$148,191	$-
Net transfers between Sub-Accounts
and/or Fixed Account	548,008	-	214,411	-
Withdrawals, surrenders, annuitizations
and contract charges	(13,812)	-	(4,845)	-
Net accumulation activity	$1,015,062	$-	$357,757	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase in net assets from
contract owner transactions	$1,015,062	$-	$357,757	$-

Increase in net assets	$822,517	$-	$271,371	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$822,517	$-	$271,371	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	50,916	-	15,612	-
Transferred between Sub-Accounts
and/or Fixed Account	67,208	-	28,394	-
Withdrawn, Surrendered, and Annuitized	(1,851)	-	(685)	-
End of year	116,273	-	43,321	-

[4]Commencement of operations was December 17, 2007; first activity in 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	HVI		HVE
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008[4]	2007	2008[4]	2007
Operations:
Net investment income	$19,629	$-	$19,487	$-
Net realized gains (losses)	2,813	-	(15,444)	-
Net change in unrealized appreciation/
depreciation	(125,824)	-	(341,236)	-
Decrease in net assets
from operations	$(103,382)	$-	$(337,193)	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$259,529	$-	$853,656	$-
Net transfers between Sub-Accounts
and/or Fixed Account	288,756	-	417,751	-
Withdrawals, surrenders, annuitizations
and contract charges	(3,941)	-	(10,353)	-
Net accumulation activity	$544,344	$-	$1,261,054	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase in net assets from
contract owner transactions	$544,344	$-	$1,261,054	$-

Increase in net assets	$440,962	$-	$923,861	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$440,962	$-	$923,861	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	30,656	-	98,524	-
Transferred between Sub-Accounts
and/or Fixed Account	41,002	-	56,584	-
Withdrawn, Surrendered, and Annuitized	(553)	-	(1,565)	-
End of year	71,105	-	153,543	-

[4] Commencement of operations was December 17, 2007; first activity in 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	HVM		HVC
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008 [4]	2007	2008 [4]	2007
Operations:
Net investment income	$95	$-	$813	$-
Net realized (losses) gains	(34)	-	3,158	-
Net change in unrealized appreciation/
depreciation	(3,237)	-	(142,507)	-
Decrease in net assets
from operations	$(3,176)	$-	$(138,536)	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$12,239	$-	$337,479	$-
Net transfers between Sub-Accounts
and/or Fixed Account	1,031	-	200,938	-
Withdrawals, surrenders, annuitizations
and contract charges	(47)	-	(4,070)	-
Net accumulation activity	$13,223	$-	$534,347	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase in net assets from
contract owner transactions	$13,223	$-	$534,347	$-

Increase in net assets	$10,047	$-	$395,811	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$10,047	$-	$395,811	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	1,331	-	37,215	-
Transferred between Sub-Accounts
and/or Fixed Account	197	-	27,646	-
Withdrawn, Surrendered, and Annuitized	(7)	-	(572)	-
End of year	1,521	-	64,289	-

[4]Commencement of operations was December 17, 2007; first activity in 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	HVS		HVN
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008[4]	2007	2008[4]	2007
Operations:
Net investment income (loss)	$6,958	$-	$(607)	$-
Net realized (losses) gains	(561)	-	3,226	-
Net change in unrealized appreciation/
depreciation	(6,582)	-	(79,227)	-
Decrease in net assets
from operations	$(185)	$-	$(76,608)	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$73,935	$-	$91,003	$-
Net transfers between Sub-Accounts
and/or Fixed Account	37,148	-	166,681	-
Withdrawals, surrenders, annuitizations
and contract charges	(1,573)	-	(3,532)	-
Net accumulation activity	$109,510	$-	$254,152	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase in net assets from
contract owner transactions	$109,510	$-	$254,152	$-

Increase in net assets	$109,325	$-	$177,544	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$109,325	$-	$177,544	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	7,272	-	11,760	-
Transferred between Sub-Accounts
and/or Fixed Account	3,660	-	25,758	-
Withdrawn, Surrendered, and Annuitized	(156)	-	(531)	-
End of year	10,776	-	36,987	-

[4]Commencement of operations was December 17, 2007; first activity in 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	HRS		HVR
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008[4]	2007	2008[4]	2007
Operations:
Net investment income	$258	$-	$2,031	$-
Net realized (losses) gains	(2,002)	-	3,651	-
Net change in unrealized appreciation/
depreciation	(76,648)	-	(49,137)	-
Decrease in net assets
from operations	$(78,392)	$-	$(43,455)	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$144,185	$-	$116,491	$-
Net transfers between Sub-Accounts
and/or Fixed Account	100,073	-	62,180	-
Withdrawals, surrenders, annuitizations
and contract charges	(1,648)	-	(1,131)	-
Net accumulation activity	$242,610	$-	$177,540	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase in net assets from
contract owner transactions	$242,610	$-	$177,540	$-

Increase in net assets	$164,218	$-	$134,085	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$164,218	$-	$134,085	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	16,935	-	13,829	-
Transferred between Sub-Accounts
and/or Fixed Account	17,422	-	9,273	-
Withdrawn, Surrendered, and Annuitized	(318)	-	(167)	-
End of year	34,039	-	22,935	-

[4]Commencement of operations was December 17, 2007; first activity in 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	HSS		LRE
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008[4]	2007	2008[1]	2007
Operations:
Net investment (loss) income	$(2,602)	$-	$398,238	$-
Net realized gains	10	-	723,164	-
Net change in unrealized appreciation/
depreciation	(186,766)	-	(8,418,181)	-
Decrease in net assets
from operations	$(189,358)	$-	$(7,296,779)	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$521,376	$-	$11,306,888	$-
Net transfers between Sub-Accounts
and/or Fixed Account	311,607	-	10,270,114	-
Withdrawals, surrenders, annuitizations
and contract charges	(7,794)	-	(304,833)	-
Net accumulation activity	$825,189	$-	$21,272,169	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase in net assets from
contract owner transactions	$825,189	$-	$21,272,169	$-

Increase in net assets	$635,831	$-	$13,975,390	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$635,831	$-	$13,975,390	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	62,076	-	1,252,181	-
Transferred between Sub-Accounts
and/or Fixed Account	46,432	-	1,343,835	-
Withdrawn, Surrendered, and Annuitized	(1,195)	-	(56,050)	-
End of year	107,313	-	2,539,966	-

[1] For the period March 10, 2008 (commencement of operations) through December 31, 2008.
[4] Commencement of operations was December 17, 2007; first activity in 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	LAV		LA1
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(353,471)	$(330,019)	$(863,144)	$(847,064)
Net realized (losses) gains	(52,378)	2,063,671	(8,366,832)	38,153,073
Net change in unrealized appreciation/
depreciation	(10,031,393)	(667,540)	(201,435,486)	(34,847,567)
(Decrease) increase in net assets
from operations	$(10,437,242)	$1,066,112	$(210,665,462)	$2,458,442

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$4,044,014	$9,053,961	$31,107,793	$205,629,540
Net transfers between Sub-Accounts
and/or Fixed Account	4,382,778	1,369,043	39,918,288	50,319,395
Withdrawals, surrenders, annuitizations
and contract charges	(2,542,178)	(1,610,844)	(40,103,081)	(27,857,693)
Net accumulation activity	$5,884,614	$8,812,160	$30,923,000	$228,091,242

Annuitization Activity:
Annuitizations	$-	$-	$41,398	$49,368
Annuity payments and contract charges	-	-	(20,148)	(23,159)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	1,679	(3,745)
Net annuitization activity	$-	$-	$22,929	$22,464

Increase in net assets
from contract owner transactions	$5,884,614	$8,812,160	$30,945,929	$228,113,706

(Decrease) increase in net assets	$(4,552,628)	$9,878,272	$(179,719,533)	$230,572,148

Net Assets:
Beginning of year	$31,216,819	$21,338,547	$537,440,084	$306,867,936
End of year	$26,664,191	$31,216,819	$357,720,551	$537,440,084

Unit Transactions:
Beginning of year	2,132,144	1,530,051	30,273,162	17,651,095
Purchased	316,272	631,107	1,906,613	11,423,326
Transferred between Sub-Accounts
and/or Fixed Account	361,154	95,287	2,806,891	2,819,498
Withdrawn, Surrendered, and Annuitized	(211,885)	(124,301)	(2,781,787)	(1,620,757)
End of year	2,597,685	2,132,144	32,204,879	30,273,162
The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	LA9		LA2
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(1,006,977)	$(1,265,255)	$(390,012)	$(1,323,219)
Net realized gains (losses)	1,232,206	9,625,547	(4,962,831)	15,923,908
Net change in unrealized appreciation/
depreciation	(26,424,788)	3,808,816	(34,204,061)	(17,131,349)
(Decrease) increase in net assets
from operations	$(26,199,559)	$12,169,108	$(39,556,904)	$(2,530,660)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$1,440,527	$9,122,992	$2,320,735	$26,776,365
Net transfers between Sub-Accounts
and/or Fixed Account	(2,302,412)	(2,720,890)	(3,514,863)	5,830,515
Withdrawals, surrenders, annuitizations
and contract charges	(5,350,506)	(4,715,038)	(7,143,628)	(6,701,760)
Net accumulation activity	$(6,212,391)	$1,687,064	$(8,337,756)	$25,905,120

Annuitization Activity:
Annuitizations	$2,706	$19,022	$-	$17,799
Annuity payments and contract charges	(2,750)	(3,080)	(6,224)	(8,160)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	217	(687)	723	(890)
Net annuitization activity	$173	$15,255	$(5,501)	$8,749

(Decrease) increase in net assets
from contract owner transactions	$(6,212,218)	$1,702,319	$(8,343,257)	$25,913,869

(Decrease) increase in net assets	$(32,411,777)	$13,871,427	$(47,900,161)	$23,383,209

Net Assets:
Beginning of year	$73,578,930	$59,707,503	$105,217,891	$81,834,682
End of year	$41,167,153	$73,578,930	$57,317,730	$105,217,891

Unit Transactions:
Beginning of year	5,069,578	4,902,578	5,809,005	4,471,238
Purchased	117,981	704,682	145,834	1,393,672
Transferred between Sub-Accounts
and/or Fixed Account	(65,185)	(184,572)	(157,247)	306,849
Withdrawn, Surrendered, and Annuitized	(453,734)	(353,110)	(493,622)	(362,754)
End of year	4,668,640	5,069,578	5,303,970	5,809,005

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MF7		BDS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$3,412,291	$3,077,639	$4,873,128	$5,426,215
Net realized losses	(5,681,049)	(1,907,910)	(5,759,247)	(2,957,466)
Net change in unrealized appreciation/
depreciation	(6,057,075)	92,715	(9,346,634)	(191,419)
(Decrease) increase in net assets
from operations	$(8,325,833)	$1,262,444	$(10,232,753)	$2,277,330

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$5,232,449	$6,335,834	$1,783,121	$1,979,571
Net transfers between Sub-Accounts
and/or Fixed Account	(7,768,166)	4,553,418	(37,974)	7,014,116
Withdrawals, surrenders, annuitizations
and contract charges	(14,650,809)	(11,189,614)	(26,000,713)	(26,308,757)
Net accumulation activity	$(17,186,526)	$(300,362)	$(24,255,566)	$(17,315,070)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	(1,683)	(1,737)	(25,647)	(137,975)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	31	(135)	(162,950)	23,794
Net annuitization activity	$(1,652)	$(1,872)	$(188,597)	$(114,181)

Decrease in net assets
from contract owner transactions	$(17,188,178)	$(302,234)	$(24,444,163)	$(17,429,251)

(Decrease) increase in net assets	$(25,514,011)	$960,210	$(34,676,916)	$(15,151,921)

Net Assets:
Beginning of year	$76,655,526	$75,695,316	$103,879,319	$119,031,240
End of year	$51,141,515	$76,655,526	$69,202,403	$103,879,319

Unit Transactions:
Beginning of year	6,110,178	6,133,332	6,896,916	8,059,857
Purchased	440,599	512,582	123,349	133,647
Transferred between Sub-Accounts
and/or Fixed Account	(699,451)	285,146	(43,538)	450,029
Withdrawn, Surrendered, and Annuitized	(1,215,861)	(820,882)	(1,773,630)	(1,746,617)
End of year	4,635,465	6,110,178	5,203,097	6,896,916

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MFD		CAS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(283,740)	$(429,027)	$(2,630,916)	$(5,074,076)
Net realized gains (losses)	434,277	2,025,567	(6,094,948)	(2,422,855)
Net change in unrealized appreciation/
depreciation	(9,491,636)	911,005	(120,415,245)	46,886,276
(Decrease) increase in net assets
from operations	$(9,341,099)	$2,507,545	$(129,141,109)	$39,389,345

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$193,802	$367,977	$2,636,370	$3,732,036
Net transfers between Sub-Accounts
and/or Fixed Account	372,832	(864,626)	(6,463,854)	(16,997,326)
Withdrawals, surrenders, annuitizations
and contract charges	(3,075,229)	(4,841,668)	(55,119,482)	(90,428,470)
Net accumulation activity	$(2,508,595)	$(5,338,317)	$(58,946,966)	$(103,693,760)

Annuitization Activity:
Annuitizations	$-	$-	$86,241	$136,869
Annuity payments and contract charges	(4,668)	(2,014)	(398,117)	(463,905)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	961	(370)	330,295	(223,011)
Net annuitization activity	$(3,707)	$(2,384)	$18,419	$(550,047)

Decrease in net assets
from contract owner transactions	$(2,512,302)	$(5,340,701)	$(58,928,547)	$(104,243,807)

Decrease in net assets	$(11,853,401)	$(2,833,156)	$(188,069,656)	$(64,854,462)

Net Assets:
Beginning of year	$26,279,858	$29,113,014	$385,511,764	$450,366,226
End of year	$14,426,457	$26,279,858	$197,442,108	$385,511,764

Unit Transactions:
Beginning of year	2,498,904	3,012,379	26,120,429	33,490,792
Purchased	21,804	33,040	238,947	269,669
Transferred between Sub-Accounts
and/or Fixed Account	59,727	(88,522)	(533,621)	(1,149,494)
Withdrawn, Surrendered, and Annuitized	(354,726)	(457,993)	(4,962,885)	(6,490,538)
End of year	2,225,709	2,498,904	20,862,870	26,120,429

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MFF		EGS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(258,827)	$(320,760)	$(2,132,796)	$(3,646,903)
Net realized gains	1,015,631	1,779,941	4,690,204	5,549,744
Net change in unrealized appreciation/
depreciation	(8,036,470)	2,007,977	(82,452,921)	43,565,601
(Decrease) increase in net assets
from operations	$(7,279,666)	$3,467,158	$(79,895,513)	$45,468,442

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$153,789	$625,216	$1,475,192	$1,832,860
Net transfers between Sub-Accounts
and/or Fixed Account	(561,520)	317,096	(5,032,629)	(15,262,692)
Withdrawals, surrenders, annuitizations
and contract charges	(1,796,194)	(2,457,485)	(35,101,251)	(57,096,418)
Net accumulation activity	$(2,203,925)	$(1,515,173)	$(38,658,688)	$(70,526,250)

Annuitization Activity:
Annuitizations	$-	$-	$40,290	$58,636
Annuity payments and contract charges	-	-	(98,557)	(110,643)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	193	(89)	(30,269)	(14,286)
Net annuitization activity	$193	$(89)	$(88,536)	$(66,293)

Decrease in net assets
from contract owner transactions	$(2,203,732)	$(1,515,262)	$(38,747,224)	$(70,592,543)

(Decrease) increase in net assets	$(9,483,398)	$1,951,896	$(118,642,737)	$(25,124,101)

Net Assets:
Beginning of year	$20,689,801	$18,737,905	$238,240,356	$263,364,457
End of year	$11,206,403	$20,689,801	$119,597,619	$238,240,356

Unit Transactions:
Beginning of year	1,464,903	1,615,364	18,485,750	24,616,070
Purchased	12,588	40,530	134,399	157,539
Transferred between Sub-Accounts
and/or Fixed Account	(9,646)	6,662	(439,170)	(1,537,134)
Withdrawn, Surrendered, and Annuitized	(151,677)	(197,653)	(3,565,193)	(4,750,725)
End of year	1,316,168	1,464,903	14,615,786	18,485,750

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	EM1		EME
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(89,308)	$45,889	$(19,169)	$519,661
Net realized gains	1,827,986	5,776,088	13,369,491	31,261,715
Net change in unrealized appreciation/
depreciation	(13,231,511)	230,838	(56,384,021)	(5,566,348)
(Decrease) increase in net assets
from operations	$(11,492,833)	$6,052,815	$(43,033,699)	$26,215,028

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$427,656	$1,378,748	$754,381	$847,037
Net transfers between Sub-Accounts
and/or Fixed Account	(1,139,315)	(407,570)	(6,895,802)	(2,681,541)
Withdrawals, surrenders, annuitizations
and contract charges	(2,321,644)	(2,749,338)	(12,838,118)	(20,077,214)
Net accumulation activity	$(3,033,303)	$(1,778,160)	$(18,979,539)	$(21,911,718)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	(35,994)	(39,502)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	93,690	(40,001)
Net annuitization activity	$-	$-	$57,696	$(79,503)

Decrease in net assets
from contract owner transactions	$(3,033,303)	$(1,778,160)	$(18,921,843)	$(21,991,221)

(Decrease) increase in net assets	$(14,526,136)	$4,274,655	$(61,955,542)	$4,223,807

Net Assets:
Beginning of year	$22,821,441	$18,546,786	$91,911,417	$87,687,610
End of year	$8,295,305	$22,821,441	$29,955,875	$91,911,417

Unit Transactions:
Beginning of year	808,424	813,675	2,587,959	3,300,914
Purchased	37,766	95,301	26,217	28,721
Transferred between Sub-Accounts
and/or Fixed Account	(27,134)	11,246	(262,738)	(95,926)
Withdrawn, Surrendered, and Annuitized	(108,614)	(111,798)	(451,211)	(645,750)
End of year	710,442	808,424	1,900,227	2,587,959

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	GG1		GGS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$334,522	$7,594	$2,380,081	$212,967
Net realized losses	(18,880)	(43,581)	(128,899)	(1,005,448)
Net change in unrealized appreciation/
depreciation	101,929	280,616	543,522	3,087,661
Increase in net assets
from operations	$417,571	$244,629	$2,794,704	$2,295,180

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$22,451	$76,010	$386,741	$259,192
Net transfers between Sub-Accounts
and/or Fixed Account	2,879,324	288,035	4,000,299	1,729,548
Withdrawals, surrenders, annuitizations
and contract charges	(1,019,430)	(346,259)	(7,270,167)	(6,797,944)
Net accumulation activity	$1,882,345	$17,786	$(2,883,127)	$(4,809,204)

Annuitization Activity:
Annuitizations	$-	$-	$-	$10,069
Annuity payments and contract charges	(1,918)	(1,771)	(32,555)	(24,435)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	(200)	(189)	(3,453)	(14,231)
Net annuitization activity	$(2,118)	$(1,960)	$(36,008)	$(28,597)

Increase (decrease) in net assets
from contract owner transactions	$1,880,227	$15,826	$(2,919,135)	$(4,837,801)

Increase (decrease) in net assets	$2,297,798	$260,455	$(124,431)	$(2,542,621)

Net Assets:
Beginning of year	$4,022,897	$3,762,442	$33,658,588	$36,201,209
End of year	$6,320,695	$4,022,897	$33,534,157	$33,658,588

Unit Transactions:
Beginning of year	284,890	283,792	1,951,821	2,234,976
Purchased	1,503	5,766	21,886	15,722
Transferred between Sub-Accounts
and/or Fixed Account	193,924	21,311	239,251	114,644
Withdrawn, Surrendered, and Annuitized	(69,772)	(25,979)	(429,606)	(413,521)
End of year	410,545	284,890	1,783,352	1,951,821

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	GG2		GGR
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(55,664)	$(13,724)	$(342,361)	$357,226
Net realized gains	381,864	763,954	6,734,323	12,581,196
Net change in unrealized appreciation/
depreciation	(3,562,424)	155,493	(50,035,265)	2,129,750
(Decrease) increase in net assets
from operations	$(3,236,224)	$905,723	$(43,643,303)	$15,068,172

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$85,146	$240,942	$1,163,208	$1,041,532
Net transfers between Sub-Accounts
and/or Fixed Account	203,820	70,960	(4,415,619)	(2,083,948)
Withdrawals, surrenders, annuitizations
and contract charges	(1,038,946)	(1,248,858)	(18,518,169)	(29,513,166)
Net accumulation activity	$(749,980)	$(936,956)	$(21,770,580)	$(30,555,582)

Annuitization Activity:
Annuitizations	$-	$-	$-	$57,741
Annuity payments and contract charges	(2,049)	(2,372)	(93,742)	(102,476)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	385	(352)	(39,457)	(308)
Net annuitization activity	$(1,664)	$(2,724)	$(133,199)	$(45,043)

Decrease in net assets
from contract owner transactions	$(751,644)	$(939,680)	$(21,903,779)	$(30,600,625)

Decrease in net assets	$(3,987,868)	$(33,957)	$(65,547,082)	$(15,532,453)

Net Assets:
Beginning of year	$8,590,818	$8,624,775	$124,791,013	$140,323,466
End of year	$4,602,950	$8,590,818	$59,243,931	$124,791,013

Unit Transactions:
Beginning of year	494,318	548,900	5,626,403	7,063,308
Purchased	4,938	13,397	73,119	53,165
Transferred between Sub-Accounts
and/or Fixed Account	4,579	6,233	(308,710)	(76,521)
Withdrawn, Surrendered, and Annuitized	(63,167)	(74,212)	(1,067,505)	(1,413,549)
End of year	440,668	494,318	4,323,307	5,626,403

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	GT2		GTR
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$633,313	$89,789	$4,671,527	$1,175,198
Net realized gains	673,413	2,366,012	9,908,542	20,435,227
Net change in unrealized appreciation/
depreciation	(4,518,492)	(1,201,886)	(35,473,195)	(10,966,142)
(Decrease) increase in net assets
from operations	$(3,211,766)	$1,253,915	$(20,893,126)	$10,644,283

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$181,990	$528,470	$1,313,369	$1,179,483
Net transfers between Sub-Accounts
and/or Fixed Account	(1,796,991)	2,194,451	(5,436,060)	3,413,309
Withdrawals, surrenders, annuitizations
and contract charges	(2,591,327)	(2,491,669)	(25,421,666)	(30,965,381)
Net accumulation activity	$(4,206,328)	$231,252	$(29,544,357)	$(26,372,589)

Annuitization Activity:
Annuitizations	$-	$-	$38,917	$64,849
Annuity payments and contract charges	(2,135)	(2,271)	(98,702)	(130,860)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	38	(263)	53,124	(28,067)
Net annuitization activity	$(2,097)	$(2,534)	$(6,661)	$(94,078)

(Decrease) increase in net assets
from contract owner transactions	$(4,208,425)	$228,718	$(29,551,018)	$(26,466,667)

(Decrease) increase in net assets	$(7,420,191)	$1,482,633	$(50,444,144)	$(15,822,384)

Net Assets:
Beginning of year	$19,774,396	$18,291,763	$140,411,531	$156,233,915
End of year	$12,354,205	$19,774,396	$89,967,387	$140,411,531

Unit Transactions:
Beginning of year	1,161,693	1,149,650	6,117,487	7,258,332
Purchased	11,074	30,920	62,958	57,936
Transferred between Sub-Accounts
and/or Fixed Account	(133,551)	129,881	(316,814)	200,728
Withdrawn, Surrendered, and Annuitized	(165,258)	(148,758)	(1,265,341)	(1,399,509)
End of year	873,958	1,161,693	4,598,290	6,117,487
The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MFK		GSS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$8,882,499	$8,575,850	$9,515,131	$9,406,899
Net realized losses	(271,475)	(3,552,381)	(4,206,481)	(5,789,686)
Net change in unrealized appreciation/
depreciation	8,341,737	9,328,731	10,115,961	10,692,666
Increase in net assets
from operations	$16,952,761	$14,352,200	$15,424,611	$14,309,879

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$18,938,384	$20,690,626	$3,333,866	$4,066,786
Net transfers between Sub-Accounts
and/or Fixed Account	(41,727,641)	6,362,810	7,830,704	5,388,539
Withdrawals, surrenders, annuitizations
and contract charges	(39,435,693)	(31,968,523)	(60,110,743)	(59,410,627)
Net accumulation activity	$(62,224,950)	$(4,915,087)	$(48,946,173)	$(49,955,302)

Annuitization Activity:
Annuitizations	$35,445	$11,994	$67,828	$248,454
Annuity payments and contract charges	(24,472)	(19,668)	(432,403)	(286,679)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	(4,578)	(4,302)	(285,595)	20,897
Net annuitization activity	$6,395	$(11,976)	$(650,170)	$(17,328)

Decrease in net assets
from contract owner transactions	$(62,218,555)	$(4,927,063)	$(49,596,343)	$(49,972,630)

(Decrease) increase in net assets	$(45,265,794)	$9,425,137	$(34,171,732)	$(35,662,751)

Net Assets:
Beginning of year	$281,758,050	$272,332,913	$247,658,015	$283,320,766
End of year	$236,492,256	$281,758,050	$213,486,283	$247,658,015

Unit Transactions:
Beginning of year	24,954,225	25,308,705	15,336,252	18,582,159
Purchased	1,663,753	1,940,859	211,353	259,281
Transferred between Sub-Accounts
and/or Fixed Account	(3,564,923)	571,437	364,570	342,298
Withdrawn, Surrendered, and Annuitized	(3,429,129)	(2,866,776)	(3,781,733)	(3,847,486)
End of year	19,623,926	24,954,225	12,130,442	15,336,252

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MFC		HYS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$8,681,464	$6,668,419	$9,267,135	$10,368,657
Net realized (losses) gains	(7,445,076)	(339,994)	(7,617,904)	423,897
Net change in unrealized appreciation/
depreciation	(36,952,373)	(6,741,766)	(37,148,994)	(9,411,284)
(Decrease) increase in net assets
from operations	$(35,715,985)	$(413,341)	$(35,499,763)	$1,381,270

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$4,922,577	$25,582,682	$1,406,391	$1,785,028
Net transfers between Sub-Accounts
and/or Fixed Account	5,838,182	8,721,734	(4,053,813)	(5,930,991)
Withdrawals, surrenders, annuitizations
and contract charges	(16,382,513)	(16,039,152)	(28,399,802)	(38,001,842)
Net accumulation activity	$(5,621,754)	$18,265,264	$(31,047,224)	$(42,147,805)

Annuitization Activity:
Annuitizations	$11,842	$1,435	$1,626	$59,075
Annuity payments and contract charges	(14,113)	(8,093)	(86,404)	(91,381)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	558	(1,439)	101,980	(84,893)
Net annuitization activity	$(1,713)	$(8,097)	$17,202	$(117,199)

(Decrease) increase in net assets
from contract owner transactions	$(5,623,467)	$18,257,167	$(31,030,022)	$(42,265,004)

(Decrease) increase in net assets	$(41,339,452)	$17,843,826	$(66,529,785)	$(40,883,734)

Net Assets:
Beginning of year	$132,587,722	$114,743,896	$145,304,823	$186,188,557
End of year	$91,248,270	$132,587,722	$78,775,038	$145,304,823

Unit Transactions:
Beginning of year	9,231,715	8,020,269	8,811,448	11,347,579
Purchased	354,220	1,736,329	99,707	99,588
Transferred between Sub-Accounts
and/or Fixed Account	862,336	533,797	(193,800)	(339,736)
Withdrawn, Surrendered, and Annuitized	(1,277,823)	(1,058,680)	(1,971,800)	(2,295,983)
End of year	9,170,448	9,231,715	6,745,555	8,811,448

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	IG1		IGS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(113,288)	$(105,219)	$(92,371)	$(59,213)
Net realized gains	3,255,325	5,712,936	23,698,205	35,496,592
Net change in unrealized appreciation/
depreciation	(14,702,660)	(2,664,142)	(68,083,596)	(17,246,747)
(Decrease) increase in net assets
from operations	$(11,560,623)	$2,943,575	$(44,477,762)	$18,190,632

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$2,070,762	$3,425,925	$836,671	$1,179,946
Net transfers between Sub-Accounts
and/or Fixed Account	2,038,506	2,511,685	(1,380,089)	2,608,670
Withdrawals, surrenders, annuitizations
and contract charges	(2,523,450)	(3,347,246)	(20,503,955)	(28,493,641)
Net accumulation activity	$1,585,818	$2,590,364	$(21,047,373)	$(24,705,025)

Annuitization Activity:
Annuitizations	$-	$-	$1,594	$14,124
Annuity payments and contract charges	-	-	(49,092)	(39,524)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	374	(131)	10,258	(16,857)
Net annuitization activity	$374	$(131)	$(37,240)	$(42,257)

Increase (decrease) in net assets
from contract owner transactions	$1,586,192	$2,590,233	$(21,084,613)	$(24,747,282)

(Decrease) increase in net assets	$(9,974,431)	$5,533,808	$(65,562,375)	$(6,556,650)

Net Assets:
Beginning of year	$26,435,969	$20,902,161	$124,612,558	$131,169,208
End of year	$16,461,538	$26,435,969	$59,050,183	$124,612,558

Unit Transactions:
Beginning of year	1,455,023	1,126,228	6,494,572	7,850,731
Purchased	199,991	283,884	51,080	63,927
Transferred between Sub-Accounts
and/or Fixed Account	164,675	213,249	(93,143)	123,701
Withdrawn, Surrendered, and Annuitized	(174,149)	(168,338)	(1,289,710)	(1,543,787)
End of year	1,645,540	1,455,023	5,162,799	6,494,572

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MI1		MII
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(1,618,258)	$(859,883)	$(308,036)	$255,665
Net realized gains	3,615,254	6,574,607	7,155,091	28,602,214
Net change in unrealized appreciation/
depreciation	(82,613,237)	(5,527,663)	(38,034,612)	(21,344,562)
(Decrease) increase in net assets
from operations	$(80,616,241)	$187,061	$(31,187,557)	$7,513,317

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$28,581,425	$165,373,309	$1,154,450	$913,074
Net transfers between Sub-Accounts
and/or Fixed Account	20,304,253	35,794,844	(8,847,777)	1,768,872
Withdrawals, surrenders, annuitizations
and contract charges	(12,539,127)	(4,354,821)	(18,687,229)	(26,124,567)
Net accumulation activity	$36,346,551	$196,813,332	$(26,380,556)	$(23,442,621)

Annuitization Activity:
Annuitizations	$-	$-	$-	$9,734
Annuity payments and contract charges	-	-	(39,236)	(57,259)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	10,258	(9,974)
Net annuitization activity	$-	$-	$(28,978)	$(57,499)

Increase (decrease) in net assets
from contract owner transactions	$36,346,551	$196,813,332	$(26,409,534)	$(23,500,120)

(Decrease) increase in net assets	$(44,269,690)	$197,000,393	$(57,597,091)	$(15,986,803)

Net Assets:
Beginning of year	$211,701,396	$14,701,003	$113,714,035	$129,700,838
End of year	$167,431,706	$211,701,396	$56,116,944	$113,714,035

Unit Transactions:
Beginning of year	18,793,055	703,270	4,858,869	5,838,111
Purchased	2,859,836	15,207,992	54,924	39,770
Transferred between Sub-Accounts
and/or Fixed Account	2,042,763	3,258,596	(480,444)	104,829
Withdrawn, Surrendered, and Annuitized	(1,310,417)	(376,803)	(929,448)	(1,123,841)
End of year	22,385,237	18,793,055	3,503,901	4,858,869

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	M1B		MIS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(1,078,693)	$(1,562,711)	$(1,703,552)	$(3,294,802)
Net realized gains (losses)	2,788,643	6,019,760	(6,632,724)	(12,150,016)
Net change in unrealized appreciation/
depreciation	(37,352,516)	3,929,227	(84,123,832)	43,913,123
(Decrease) increase in net assets
from operations	$(35,642,566)	$8,386,276	$(92,460,108)	$28,468,305

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$680,678	$3,144,694	$2,207,393	$2,257,232
Net transfers between Sub-Accounts
and/or Fixed Account	(4,377,418)	33,103,692	(11,999,075)	9,684,829
Withdrawals, surrenders, annuitizations
and contract charges	(15,453,894)	(15,302,153)	(48,946,578)	(63,722,187)
Net accumulation activity	$(19,150,634)	$20,946,233	$(58,738,260)	$(51,780,126)

Annuitization Activity:
Annuitizations	$4,875	$-	$25,507	$22,807
Annuity payments and contract charges	(2,518)	(1,576)	(81,770)	(98,009)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	238	(350)	17,364	(17,600)
Net annuitization activity	$2,595	$(1,926)	$(38,899)	$(92,802)

(Decrease) increase in net assets
from contract owner transactions	$(19,148,039)	$20,944,307	$(58,777,159)	$(51,872,928)

(Decrease) increase in net assets	$(54,790,605)	$29,330,583	$(151,237,267)	$(23,404,623)

Net Assets:
Beginning of year	$107,971,328	$78,640,745	$286,174,371	$309,578,994
End of year	$53,180,723	$107,971,328	$134,937,104	$286,174,371

Unit Transactions:
Beginning of year	8,274,394	6,763,495	30,064,891	35,387,641
Purchased	62,052	248,522	262,998	248,716
Transferred between Sub-Accounts
and/or Fixed Account	(332,751)	2,464,393	(1,579,919)	1,294,892
Withdrawn, Surrendered, and Annuitized	(1,405,662)	(1,202,016)	(6,290,795)	(6,866,358)
End of year	6,598,033	8,274,394	22,457,175	30,064,891

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MFL		MIT
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(1,198,357)	$(2,374,685)	$540,899	$(1,755,896)
Net realized gains (losses)	4,919,127	10,464,466	(8,691,377)	7,368,859
Net change in unrealized appreciation/
depreciation	(105,695,711)	4,464,408	(184,796,740)	28,177,928
(Decrease) increase in net assets
from operations	$(101,974,941)	$12,554,189	$(192,947,218)	$33,790,891

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$2,291,743	$25,250,054	$4,721,444	$6,614,247
Net transfers between Sub-Accounts
and/or Fixed Account	(6,403,778)	4,979,728	(19,372,546)	(28,361,335)
Withdrawals, surrenders, annuitizations
and contract charges	(27,598,540)	(27,767,453)	(95,954,581)	(154,520,107)
Net accumulation activity	$(31,710,575)	$2,462,329	$(110,605,683)	$(176,267,195)

Annuitization Activity:
Annuitizations	$12,047	$71,145	$185,854	$248,090
Annuity payments and contract charges	(24,840)	(9,920)	(459,062)	(501,405)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	2,779	(3,135)	17,256	(82,245)
Net annuitization activity	$(10,014)	$58,090	$(255,952)	$(335,560)

(Decrease) increase in net assets
from contract owner transactions	$(31,720,589)	$2,520,419	$(110,861,635)	$(176,602,755)

(Decrease) increase in net assets	$(133,695,530)	$15,074,608	$(303,808,853)	$(142,811,864)

Net Assets:
Beginning of year	$310,717,943	$295,643,335	$616,787,038	$759,598,902
End of year	$177,022,413	$310,717,943	$312,978,185	$616,787,038

Unit Transactions:
Beginning of year	19,982,665	19,922,745	36,869,229	47,922,260
Purchased	171,640	1,599,468	339,416	423,587
Transferred between Sub-Accounts
and/or Fixed Account	(181,612)	318,232	(1,328,975)	(1,949,041)
Withdrawn, Surrendered, and Annuitized	(2,172,528)	(1,857,780)	(7,220,345)	(9,527,577)
End of year	17,800,165	19,982,665	28,659,325	36,869,229

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MC1		MCS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(374,680)	$(573,384)	$(451,751)	$(733,275)
Net realized gains	675,111	2,647,730	924,270	5,385,885
Net change in unrealized appreciation/
depreciation	(14,452,557)	671,488	(19,116,158)	(421,700)
(Decrease) increase in net assets
from operations	$(14,152,126)	$2,745,834	$(18,643,639)	$4,230,910

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$128,752	$451,083	$394,078	$512,450
Net transfers between Sub-Accounts
and/or Fixed Account	959,092	(1,214,252)	(3,014,995)	(2,429,252)
Withdrawals, surrenders, annuitizations
and contract charges	(4,585,968)	(5,661,933)	(7,849,494)	(10,858,112)
Net accumulation activity	$(3,498,124)	$(6,425,102)	$(10,470,411)	$(12,774,914)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	(1,435)	(1,670)	(11,730)	(10,478)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	691	(219)	6,429	(506)
Net annuitization activity	$(744)	$(1,889)	$(5,301)	$(10,984)

Decrease in net assets
from contract owner transactions	$(3,498,868)	$(6,426,991)	$(10,475,712)	$(12,785,898)

Decrease in net assets	$(17,650,994)	$(3,681,157)	$(29,119,351)	$(8,554,988)

Net Assets:
Beginning of year	$31,670,209	$35,351,366	$44,914,140	$53,469,128
End of year	$14,019,215	$31,670,209	$15,794,789	$44,914,140

Unit Transactions:
Beginning of year	2,822,330	3,386,735	7,235,851	9,323,613
Purchased	13,264	35,543	78,545	82,591
Transferred between Sub-Accounts
and/or Fixed Account	200,951	(100,388)	(565,128)	(440,951)
Withdrawn, Surrendered, and Annuitized	(502,313)	(499,560)	(1,444,537)	(1,729,402)
End of year	2,534,232	2,822,330	5,304,731	7,235,851

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MCV		MM1
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(83,543)	$(292,547)	$38,827	$4,940,305
Net realized gains	833,445	1,645,318	-	-
Net change in unrealized appreciation/
depreciation	(8,800,826)	(1,229,576)	-	-
(Decrease) increase in net assets
from operations	$(8,050,924)	$123,195	$38,827	$4,940,305

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$70,626	$423,312	$23,242,209	$61,717,905
Net transfers between Sub-Accounts
and/or Fixed Account	95,431	456,673	83,305,534	56,182,300
Withdrawals, surrenders, annuitizations
and contract charges	(2,909,638)	(3,524,533)	(97,525,549)	(57,245,912)
Net accumulation activity	$(2,743,581)	$(2,644,548)	$9,022,194	$60,654,293

Annuitization Activity:
Annuitizations	$-	$-	$46,684	$2,397
Annuity payments and contract charges	(2,605)	(2,514)	(24,793)	(24,204)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	(29)	(811)	(1,711)	(2,041)
Net annuitization activity	$(2,634)	$(3,325)	$20,180	$(23,848)

(Decrease) increase in net assets
from contract owner transactions	$(2,746,215)	$(2,647,873)	$9,042,374	$60,630,445

(Decrease) increase in net assets	$(10,797,139)	$(2,524,678)	$9,081,201	$65,570,750

Net Assets:
Beginning of year	$21,843,631	$24,368,309	$219,489,293	$153,918,543
End of year	$11,046,492	$21,843,631	$228,570,494	$219,489,293

Unit Transactions:
Beginning of year	1,314,251	1,467,221	21,267,373	15,330,003
Purchased	4,651	23,721	2,297,262	6,167,044
Transferred between Sub-Accounts
and/or Fixed Account	51,127	25,867	7,867,748	5,016,618
Withdrawn, Surrendered, and Annuitized	(206,120)	(202,558)	(9,307,376)	(5,246,292)
End of year	1,163,909	1,314,251	22,125,007	21,267,373
The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MMS		M1A
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$1,155,321	$6,321,461	$(1,859,387)	$(2,459,736)
Net realized gains	-	-	18,358,239	8,818,705
Net change in unrealized appreciation/
depreciation	-	-	(65,625,870)	(5,628,373)
Increase (decrease) in net assets
from operations	$1,155,321	$6,321,461	$(49,127,018)	$730,596

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$6,291,820	$6,039,243	$891,468	$11,308,806
Net transfers between Sub-Accounts
and/or Fixed Account	152,542,706	141,114,496	(173,955)	8,506,963
Withdrawals, surrenders, annuitizations
and contract charges	(149,490,605)	(147,571,380)	(11,851,478)	(10,426,000)
Net accumulation activity	$9,343,921	$(417,641)	$(11,133,965)	$9,389,769

Annuitization Activity:
Annuitizations	$22,633	$257,183	$6,919	$28,288
Annuity payments and contract charges	(230,515)	(237,884)	(9,819)	(11,419)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	(12,854)	(27,582)	1,629	(1,408)
Net annuitization activity	$(220,736)	$(8,283)	$(1,271)	$15,461

Increase (decrease) in net assets
from contract owner transactions	$9,123,185	$(425,924)	$(11,135,236)	$9,405,230

Increase (decrease) in net assets	$10,278,506	$5,895,537	$(60,262,254)	$10,135,826

Net Assets:
Beginning of year	$188,524,112	$182,628,575	$138,196,204	$128,060,378
End of year	$198,802,618	$188,524,112	$77,933,950	$138,196,204

Unit Transactions:
Beginning of year	14,742,422	14,751,948	9,051,054	8,544,360
Purchased	489,634	477,864	66,647	683,806
Transferred between Sub-Accounts
and/or Fixed Account	12,352,255	10,788,463	426,403	522,343
Withdrawn, Surrendered, and Annuitized	(12,118,668)	(11,275,853)	(972,744)	(699,455)
End of year	15,465,643	14,742,422	8,571,360	9,051,054

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	NWD		RE1
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(1,038,678)	$(1,736,012)	$(290,271)	$(293,756)
Net realized gains	16,022,128	12,481,529	993,534	2,236,724
Net change in unrealized appreciation/
depreciation	(47,770,550)	(8,078,171)	(10,950,367)	1,175,042
(Decrease) increase in net assets
from operations	$(32,787,100)	$2,667,346	$(10,247,104)	$3,118,010

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$670,464	$1,056,526	$220,781	$837,414
Net transfers between Sub-Accounts
and/or Fixed Account	(3,338,961)	(3,235,178)	2,869,146	(489,934)
Withdrawals, surrenders, annuitizations
and contract charges	(17,891,055)	(26,834,328)	(3,211,199)	(3,879,835)
Net accumulation activity	$(20,559,552)	$(29,012,980)	$(121,272)	$(3,532,355)

Annuitization Activity:
Annuitizations	$1,463	$7,411	$2,311	$-
Annuity payments and contract charges	(39,276)	(48,833)	(2,397)	(2,154)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	10,136	(1,622)	360	(252)
Net annuitization activity	$(27,677)	$(43,044)	$274	$(2,406)

Decrease in net assets
from contract owner transactions	$(20,587,229)	$(29,056,024)	$(120,998)	$(3,534,761)

Decrease in net assets	$(53,374,329)	$(26,388,678)	$(10,368,102)	$(416,751)

Net Assets:
Beginning of year	$99,019,794	$125,408,472	$28,036,878	$28,453,629
End of year	$45,645,465	$99,019,794	$17,668,776	$28,036,878

Unit Transactions:
Beginning of year	8,362,104	10,624,368	1,853,837	2,112,711
Purchased	77,035	84,464	17,521	53,043
Transferred between Sub-Accounts
and/or Fixed Account	(222,597)	(245,156)	238,063	(38,054)
Withdrawn, Surrendered, and Annuitized	(1,848,764)	(2,101,572)	(268,994)	(273,863)
End of year	6,367,778	8,362,104	1,840,427	1,853,837

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	RES		RG1
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(1,420,920)	$(1,619,869)	$(331,331)	$(335,034)
Net realized gains	2,983,598	7,068,936	370,537	2,472,872
Net change in unrealized appreciation/
depreciation	(86,833,195)	26,413,830	(14,094,050)	(1,535,254)
(Decrease) increase in net assets
from operations	$(85,270,517)	$31,862,897	$(14,054,844)	$602,584

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$2,158,131	$2,286,679	$3,224,472	$3,850,512
Net transfers between Sub-Accounts
and/or Fixed Account	(8,593,874)	(11,505,580)	1,494,701	20,141,336
Withdrawals, surrenders, annuitizations
and contract charges	(36,664,982)	(62,360,691)	(3,778,401)	(2,768,458)
Net accumulation activity	$(43,100,725)	$(71,579,592)	$940,772	$21,223,390

Annuitization Activity:
Annuitizations	$78,735	$45,806	$-	$-
Annuity payments and contract charges	(121,412)	(197,292)	(6,810)	(7,133)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	47,287	(40,974)	1,429	(4,279)
Net annuitization activity	$4,610	$(192,460)	$(5,381)	$(11,412)

(Decrease) increase in net assets
from contract owner transactions	$(43,096,115)	$(71,772,052)	$935,391	$21,211,978

(Decrease) increase in net assets	$(128,366,632)	$(39,909,155)	$(13,119,453)	$21,814,562

Net Assets:
Beginning of year	$257,818,176	$297,727,331	$34,458,186	$12,643,624
End of year	$129,451,544	$257,818,176	$21,338,733	$34,458,186

Unit Transactions:
Beginning of year	14,094,806	18,185,522	2,707,973	979,416
Purchased	144,826	154,953	356,518	353,852
Transferred between Sub-Accounts
and/or Fixed Account	(629,050)	(641,942)	187,396	1,596,866
Withdrawn, Surrendered, and Annuitized	(2,553,461)	(3,603,727)	(368,351)	(222,161)
End of year	11,057,121	14,094,806	2,883,536	2,707,973

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	RGS		RI1
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(1,197,899)	$(1,906,348)	$(325,438)	$(1,451,257)
Net realized gains	4,178,345	21,505,040	21,760,071	27,563,445
Net change in unrealized appreciation/
depreciation	(73,406,212)	(15,660,361)	(103,123,422)	(8,532,154)
(Decrease) increase in net assets
from operations	$(70,425,766)	$3,938,331	$(81,688,789)	$17,580,034

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$1,708,130	$1,570,844	$7,332,010	$42,320,004
Net transfers between Sub-Accounts
and/or Fixed Account	(8,224,424)	161,515,167	6,997,669	(2,667,190)
Withdrawals, surrenders, annuitizations
and contract charges	(35,489,824)	(36,633,773)	(16,895,001)	(14,443,391)
Net accumulation activity	$(42,006,118)	$126,452,238	$(2,565,322)	$25,209,423

Annuitization Activity:
Annuitizations	$30,497	$44,855	$-	$50,551
Annuity payments and contract charges	(58,625)	(55,434)	(6,264)	(8,101)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	31,424	(108,983)	793	(1,705)
Net annuitization activity	$3,296	$(119,562)	$(5,471)	$40,745

(Decrease) increase in net assets
from contract owner transactions	$(42,002,822)	$126,332,676	$(2,570,793)	$25,250,168

(Decrease) increase in net assets	$(112,428,588)	$130,271,007	$(84,259,582)	$42,830,202

Net Assets:
Beginning of year	$208,241,408	$77,970,401	$191,456,875	$148,626,673
End of year	$95,812,820	$208,241,408	$107,197,293	$191,456,875

Unit Transactions:
Beginning of year	14,862,669	6,003,584	7,944,489	6,902,034
Purchased	147,953	99,747	341,746	1,806,168
Transferred between Sub-Accounts
and/or Fixed Account	(738,352)	11,383,393	457,684	(113,894)
Withdrawn, Surrendered, and Annuitized	(3,057,852)	(2,624,055)	(907,891)	(649,819)
End of year	11,214,418	14,862,669	7,836,028	7,944,489

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	RIS		SI1
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$246,778	$(360,469)	$998,687	$717,300
Net realized gains (losses)	16,064,125	27,384,938	(1,052,107)	(61,146)
Net change in unrealized appreciation/
depreciation	(52,344,850)	(14,987,861)	(2,187,017)	(314,549)
(Decrease) increase in net assets
from operations	$(36,033,947)	$12,036,608	$(2,240,437)	$341,605

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$795,703	$875,793	$328,780	$239,251
Net transfers between Sub-Accounts
and/or Fixed Account	(5,880,291)	(473,891)	(2,192,075)	(184,118)
Withdrawals, surrenders, annuitizations
and contract charges	(16,729,408)	(25,676,317)	(3,967,116)	(3,146,036)
Net accumulation activity	$(21,813,996)	$(25,274,415)	$(5,830,411)	$(3,090,903)

Annuitization Activity:
Annuitizations	$23,610	$8,672	$-	$-
Annuity payments and contract charges	(32,369)	(38,132)	(2,919)	(3,105)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	(21,842)	(5,942)	46	(279)
Net annuitization activity	$(30,601)	$(35,402)	$(2,873)	$(3,384)

Decrease in net assets
from contract owner transactions	$(21,844,597)	$(25,309,817)	$(5,833,284)	$(3,094,287)

Decrease in net assets	$(57,878,544)	$(13,273,209)	$(8,073,721)	$(2,752,682)

Net Assets:
Beginning of year	$98,199,663	$111,472,872	$18,942,966	$21,695,648
End of year	$40,321,119	$98,199,663	$10,869,245	$18,942,966

Unit Transactions:
Beginning of year	5,162,219	6,522,015	1,425,992	1,662,083
Purchased	55,466	49,462	27,757	17,967
Transferred between Sub-Accounts
and/or Fixed Account	(409,807)	(47,976)	(179,851)	(15,427)
Withdrawn, Surrendered, and Annuitized	(1,114,595)	(1,361,282)	(316,977)	(238,631)
End of year	3,693,283	5,162,219	956,921	1,425,992

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SIS		SVS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$2,706,773	$2,080,382	$(27,689)	$(14,978)
Net realized (losses) gains	(2,364,524)	(182,539)	(268,417)	853,455
Net change in unrealized appreciation/
depreciation	(5,950,212)	(894,533)	(2,132,093)	(1,096,675)
(Decrease) increase in net assets
from operations	$(5,607,963)	$1,003,310	$(2,428,199)	$(258,198)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$437,745	$338,126	$49,919	$139,421
Net transfers between Sub-Accounts
and/or Fixed Account	(1,559,022)	4,120,664	(1,218,727)	(266,580)
Withdrawals, surrenders, annuitizations
and contract charges	(11,297,463)	(10,118,336)	(1,058,301)	(1,388,128)
Net accumulation activity	$(12,418,740)	$(5,659,546)	$(2,227,109)	$(1,515,287)

Annuitization Activity:
Annuitizations	$-	$22,814	$-	$-
Annuity payments and contract charges	(25,301)	(29,674)	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	2,479	(206)	-	-
Net annuitization activity	$(22,822)	$(7,066)	$-	$-

Decrease in net assets
from contract owner transactions	$(12,441,562)	$(5,666,612)	$(2,227,109)	$(1,515,287)

Decrease in net assets	$(18,049,525)	$(4,663,302)	$(4,655,308)	$(1,773,485)

Net Assets:
Beginning of year	$48,007,878	$52,671,180	$7,210,023	$8,983,508
End of year	$29,958,353	$48,007,878	$2,554,715	$7,210,023

Unit Transactions:
Beginning of year	3,392,931	3,797,869	511,648	611,352
Purchased	32,281	24,084	4,775	9,590
Transferred between Sub-Accounts
and/or Fixed Account	(129,375)	280,282	(92,954)	(13,881)
Withdrawn, Surrendered, and Annuitized	(832,431)	(709,304)	(100,966)	(95,413)
End of year	2,463,406	3,392,931	322,503	511,648

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	TE1		TEC
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(35,898)	$(47,991)	$(220,131)	$(283,139)
Net realized gains	140,975	307,680	1,432,250	1,783,165
Net change in unrealized appreciation/
depreciation	(1,584,047)	258,863	(10,544,761)	1,594,324
(Decrease) increase in net assets
from operations	$(1,478,970)	$518,552	$(9,332,642)	$3,094,350

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$25,856	$31,787	$207,463	$120,620
Net transfers between Sub-Accounts
and/or Fixed Account	(406,723)	387,667	(150,371)	2,212,705
Withdrawals, surrenders, annuitizations
and contract charges	(703,779)	(533,155)	(3,834,686)	(3,075,660)
Net accumulation activity	$(1,084,646)	$(113,701)	$(3,777,594)	$(742,335)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	(2,612)	(2,979)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	2,084	(743)
Net annuitization activity	$-	$-	$(528)	$(3,722)

Decrease in net assets
from contract owner transactions	$(1,084,646)	$(113,701)	$(3,778,122)	$(746,057)

(Decrease) increase in net assets	$(2,563,616)	$404,851	$(13,110,764)	$2,348,293

Net Assets:
Beginning of year	$3,552,821	$3,147,970	$21,166,638	$18,818,345
End of year	$989,205	$3,552,821	$8,055,874	$21,166,638

Unit Transactions:
Beginning of year	314,493	332,775	4,080,642	4,306,342
Purchased	2,457	3,048	57,800	24,005
Transferred between Sub-Accounts
and/or Fixed Account	(50,498)	29,488	(72,015)	387,395
Withdrawn, Surrendered, and Annuitized	(82,962)	(50,818)	(860,246)	(637,100)
End of year	183,490	314,493	3,206,181	4,080,642

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MFJ		TRS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$10,878,764	$7,851,296	$15,024,106	$15,992,007
Net realized gains	36,049,944	42,049,747	42,096,492	67,803,564
Net change in unrealized appreciation/
depreciation	(234,778,817)	(32,899,725)	(235,815,307)	(51,735,705)
(Decrease) increase in net assets
from operations	$(187,850,109)	$17,001,318	$(178,694,709)	$32,059,866

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$76,585,680	$153,464,603	$7,622,794	$9,198,952
Net transfers between Sub-Accounts
and/or Fixed Account	(38,882,944)	(3,746,061)	(39,177,583)	(8,962,313)
Withdrawals, surrenders, annuitizations
and contract charges	(85,164,960)	(77,469,086)	(151,698,609)	(213,076,042)
Net accumulation activity	$(47,462,224)	$72,249,456	$(183,253,398)	$(212,839,403)

Annuitization Activity:
Annuitizations	$-	$-	$235,719	$466,223
Annuity payments and contract charges	(73,731)	(78,251)	(840,946)	(1,080,675)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	(14,668)	(1,787)	230,678	(115,616)
Net annuitization activity	$(88,399)	$(80,038)	$(374,549)	$(730,068)

(Decrease) increase in net assets
from contract owner transactions	$(47,550,623)	$72,169,418	$(183,627,947)	$(213,569,471)

(Decrease) increase in net assets	$(235,400,732)	$89,170,736	$(362,322,656)	$(181,509,605)

Net Assets:
Beginning of year	$840,502,026	$751,331,290	$899,656,744	$1,081,166,349
End of year	$605,101,294	$840,502,026	$537,334,088	$899,656,744

Unit Transactions:
Beginning of year	57,895,390	53,249,495	39,711,318	49,201,194
Purchased	5,857,464	10,277,018	373,601	447,176
Transferred between Sub-Accounts
and/or Fixed Account	(3,101,273)	(291,912)	(2,244,846)	(401,229)
Withdrawn, Surrendered, and Annuitized	(6,772,087)	(5,339,211)	(7,947,880)	(9,535,823)
End of year	53,879,494	57,895,390	29,892,193	39,711,318
The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MFE		UTS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(9,042)	$(518,543)	$1,246,777	$(350,614)
Net realized gains	21,418,568	7,936,076	73,620,921	37,208,278
Net change in unrealized appreciation/
depreciation	(67,130,219)	11,753,804	(183,284,733)	43,345,002
(Decrease) increase in net assets
from operations	$(45,720,693)	$19,171,337	$(108,417,035)	$80,202,666

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$14,443,610	$27,336,040	$4,060,458	$3,734,801
Net transfers between Sub-Accounts
and/or Fixed Account	5,936,096	6,129,999	(15,914,216)	(3,935,175)
Withdrawals, surrenders, annuitizations
and contract charges	(10,744,707)	(8,542,296)	(54,166,314)	(77,700,064)
Net accumulation activity	$9,634,999	$24,923,743	$(66,020,072)	$(77,900,438)

Annuitization Activity:
Annuitizations	$6,333	$-	$173,310	$116,931
Annuity payments and contract charges	(6,150)	(5,734)	(123,356)	(124,921)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	917	(1,057)	16,216	(91,949)
Net annuitization activity	$1,100	$(6,791)	$66,170	$(99,939)

Increase (decrease) in net assets
from contract owner transactions	$9,636,099	$24,916,952	$(65,953,902)	$(78,000,377)

(Decrease) increase in net assets	$(36,084,594)	$44,088,289	$(174,370,937)	$2,202,289

Net Assets:
Beginning of year	$109,039,810	$64,951,521	$329,601,898	$327,399,609
End of year	$72,955,216	$109,039,810	$155,230,961	$329,601,898

Unit Transactions:
Beginning of year	3,613,171	2,880,540	11,423,450	14,522,188
Purchased	496,444	854,510	164,094	142,204
Transferred between Sub-Accounts
and/or Fixed Account	87,250	209,052	(777,602)	(249,547)
Withdrawn, Surrendered, and Annuitized	(465,736)	(330,931)	(2,409,236)	(2,991,395)
End of year	3,731,129	3,613,171	8,400,706	11,423,450

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MV1		MVS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(277,201)	$(439,988)	$919,709	$465,331
Net realized gains	22,705,262	17,693,498	42,210,181	48,116,827
Net change in unrealized appreciation/
depreciation	(87,318,131)	(9,036,739)	(115,973,797)	(28,902,871)
(Decrease) increase in net assets
from operations	$(64,890,070)	$8,216,771	$(72,843,907)	$19,679,287

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$65,445,909	$11,797,057	$2,293,910	$3,617,975
Net transfers between Sub-Accounts
and/or Fixed Account	41,147,148	(1,343,640)	(16,364,913)	(13,712,865)
Withdrawals, surrenders, annuitizations
and contract charges	(20,663,417)	(19,149,693)	(47,224,351)	(65,111,435)
Net accumulation activity	$85,929,640	$(8,696,276)	$(61,295,354)	$(75,206,325)

Annuitization Activity:
Annuitizations	$6,276	$-	$144,176	$62,269
Annuity payments and contract charges	(5,966)	(6,370)	(116,809)	(132,254)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	672	(645)	8,122	(12,380)
Net annuitization activity	$982	$(7,015)	$35,489	$(82,365)

Increase (decrease) in net assets
from contract owner transactions	$85,930,622	$(8,703,291)	$(61,259,865)	$(75,288,690)

Increase (decrease) in net assets	$21,040,552	$(486,520)	$(134,103,772)	$(55,609,403)

Net Assets:
Beginning of year	$138,202,958	$138,689,478	$258,734,352	$314,343,755
End of year	$159,243,510	$138,202,958	$124,630,580	$258,734,352

Unit Transactions:
Beginning of year	8,166,089	8,782,638	13,437,738	17,360,967
Purchased	4,016,916	650,402	139,867	184,242
Transferred between Sub-Accounts
and/or Fixed Account	2,742,841	(101,345)	(1,047,498)	(724,215)
Withdrawn, Surrendered, and Annuitized	(1,500,992)	(1,165,606)	(2,875,885)	(3,383,256)
End of year	13,424,854	8,166,089	9,654,222	13,437,738

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	OBV		OCA
	Sub-Account		Sub-Account
	Year Ended	Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007[2]	2008	2007
Operations:
Net investment income (loss)	$7,724	$(12,122)	$(567,695)	$(788,051)
Net realized (losses) gains	(218,469)	3,673	842,383	3,114,782
Net change in unrealized appreciation/
depreciation	(1,449,188)	(38,108)	(17,700,232)	2,460,900
(Decrease) increase in net assets
from operations	$(1,659,933)	$(46,557)	$(17,425,544)	$4,787,631

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$2,208,072	$1,632,668	$1,779,018	$4,173,302
Net transfers between Sub-Accounts
and/or Fixed Account	1,189,580	475,878	761,735	(2,037,223)
Withdrawals, surrenders, annuitizations
and contract charges	(211,927)	(13,702)	(5,364,414)	(5,440,291)
Net accumulation activity	$3,185,725	$2,094,844	$(2,823,661)	$(3,304,212)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	(1,972)	(2,319)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	453	(354)
Net annuitization activity	$-	$-	$(1,519)	$(2,673)

Increase (decrease) in net assets
from contract owner transactions	$3,185,725	$2,094,844	$(2,825,180)	$(3,306,885)

Increase (decrease) in net assets	$1,525,792	$2,048,287	$(20,250,724)	$1,480,746

Net Assets:
Beginning of year	$2,048,287	$-	$41,294,194	$39,813,448
End of year	$3,574,079	$2,048,287	$21,043,470	$41,294,194

Unit Transactions:
Beginning of year	199,285	-	2,405,555	2,590,414
Purchased	299,360	157,474	125,422	255,045
Transferred between Sub-Accounts
and/or Fixed Account	154,886	45,735	139,753	(111,311)
Withdrawn, Surrendered, and Annuitized	(26,547)	(3,924)	(380,467)	(328,593)
End of year	626,984	199,285	2,290,263	2,405,555

[2]For the period March 5, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	OGG		OMG
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(150,205)	$(281,790)	$(3,095,791)	$(6,311,500)
Net realized gains	673,019	2,934,926	37,784,752	7,564,726
Net change in unrealized appreciation/
depreciation	(17,445,513)	(1,265,972)	(317,777,139)	7,610,545
(Decrease) increase in net assets
from operations	$(16,922,699)	$1,387,164	$(283,088,178)	$8,863,771

Contract Owner Transactions:
Accumulation Activity:			136,285	546,585
Purchase payments received	$2,775,670	$11,501,103	$43,038,618	$195,700,625
Net transfers between Sub-Accounts
and/or Fixed Account	(1,534,773)	2,130,956	53,658,481	53,452,547
Withdrawals, surrenders, annuitizations			(39,384)	(26,169)
and contract charges	(4,356,955)	(2,813,721)	(54,168,772)	(36,293,367)
Net accumulation activity	$(3,116,058)	$10,818,338	$42,528,327	$212,859,805

Annuitization Activity:
Annuitizations	$-	$-	$33,952	$107,519
Annuity payments and contract charges	-	-	(22,192)	(25,286)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	1,657	(4,154)
Net annuitization activity	$-	$-	$13,417	$78,079

(Decrease) increase in net assets
from contract owner transactions	$(3,116,058)	$10,818,338	$42,541,744	$212,937,884

(Decrease) increase in net assets	$(20,038,757)	$12,205,502	$(240,546,434)	$221,801,655

Net Assets:
Beginning of year	$43,790,664	$31,585,162	$706,504,514	$484,702,859
End of year	$23,751,907	$43,790,664	$465,958,080	$706,504,514

Unit Transactions:
Beginning of year	2,653,815	1,996,825	44,367,479	31,198,650
Purchased	200,781	705,259	3,057,870	12,108,664
Transferred between Sub-Accounts
and/or Fixed Account	(80,766)	132,682	5,250,823	3,379,878
Withdrawn, Surrendered, and Annuitized	(321,937)	(180,951)	(4,190,437)	(2,319,713)
End of year	2,451,893	2,653,815	48,485,735	44,367,479

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	OMS		PMB
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(192,561)	$(314,838)	$538,083	$440,296
Net realized gains (losses)	106,568	1,985,388	(12,676)	322,862
Net change in unrealized appreciation/
depreciation	(5,916,365)	(2,190,032)	(2,637,948)	(346,945)
(Decrease) increase in net assets
from operations	$(6,002,358)	$(519,482)	$(2,112,541)	$416,213

Contract Owner Transactions:
Accumulation Activity:	8,483,701	-	282,223	442,602
Purchase payments received	$224,448	$1,535,764	$1,436,618	$2,713,672
Net transfers between Sub-Accounts
and/or Fixed Account	(799,123)	(975,003)	(402,004)	299,024
Withdrawals, surrenders, annuitizations	(270,575)	-	(52,969)	(17,531)
and contract charges	(1,371,556)	(1,718,008)	(1,592,400)	(1,041,024)
Net accumulation activity	$(1,946,231)	$(1,157,247)	$(557,786)	$1,971,672

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

(Decrease) increase in net assets
from contract owner transactions	$(1,946,231)	$(1,157,247)	$(557,786)	$1,971,672

(Decrease) increase in net assets	$(7,948,589)	$(1,676,729)	$(2,670,327)	$2,387,885

Net Assets:
Beginning of year	$17,001,852	$18,678,581	$12,385,714	$9,997,829
End of year	$9,053,263	$17,001,852	$9,715,387	$12,385,714

Unit Transactions:
Beginning of year	870,402	925,673	635,006	534,239
Purchased	12,364	73,617	74,100	139,768
Transferred between Sub-Accounts
and/or Fixed Account	(37,468)	(45,777)	(32,325)	15,629
Withdrawn, Surrendered, and Annuitized	(85,085)	(83,111)	(82,906)	(54,630)
End of year	760,213	870,402	593,875	635,006

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	PLD		PRR
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$18,960,034	$19,556,922	$1,574,721	$1,270,296
Net realized gains (losses)	3,336,368	(385,400)	(1,260,711)	(512,076)
Net change in unrealized appreciation/
depreciation	(42,227,842)	19,824,045	(12,918,618)	3,320,222
(Decrease) increase in net assets
from operations	$(19,931,440)	$38,995,567	$(12,604,608)	$4,078,442

Contract Owner Transactions:
Accumulation Activity:	6,959	1,119	-	-
Purchase payments received	$52,757,006	$329,612,646	$42,002,487	$15,629,142
Net transfers between Sub-Accounts
and/or Fixed Account	(228,760,224)	70,401,093	39,714,443	914,464
Withdrawals, surrenders, annuitizations	(31)	-	-	-
and contract charges	(69,755,366)	(37,920,745)	(9,959,865)	(4,818,938)
Net accumulation activity	$(245,758,584)	$362,092,994	$71,757,065	$11,724,668

Annuitization Activity:
Annuitizations	$24,359	$9,594	$-	$-
Annuity payments and contract charges	(30,738)	(28,779)	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	(2,506)	(3,040)	-	-
Net annuitization activity	$(8,885)	$(22,225)	$-	$-

(Decrease) increase in net assets
from contract owner transactions	$(245,767,469)	$362,070,769	$71,757,065	$11,724,668

(Decrease) increase in net assets	$(265,698,909)	$401,066,336	$59,152,457	$15,803,110

Net Assets:
Beginning of year	$864,760,462	$463,694,126	$53,416,156	$37,613,046
End of year	$599,061,553	$864,760,462	$112,568,613	$53,416,156

Unit Transactions:
Beginning of year	80,692,069	45,681,184	4,125,528	3,162,459
Purchased	4,920,372	31,961,455	3,198,155	1,282,395
Transferred between Sub-Accounts
and/or Fixed Account	(21,887,102)	6,879,714	2,977,027	80,424
Withdrawn, Surrendered, and Annuitized	(6,622,862)	(3,830,284)	(814,439)	(399,750)
End of year	57,102,477	80,692,069	9,486,271	4,125,528

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	PTR		PRA
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$8,786,261	$4,325,210	$195,818	$196,099
Net realized gains (losses)	8,166,242	(199,728)	(240,986)	(451)
Net change in unrealized appreciation/
depreciation	(8,531,946)	8,656,848	(938,513)	(13,416)
Increase (decrease) in net assets
from operations	$8,420,557	$12,782,330	$(983,681)	$182,232

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$110,719,979	$143,374,022	$315,778	$771,345
Net transfers between Sub-Accounts
and/or Fixed Account	2,727,152	28,774,745	1,600,815	935,005
Withdrawals, surrenders, annuitizations	-	-	-	-
and contract charges	(28,650,850)	(11,358,436)	(935,568)	(107,611)
Net accumulation activity	$84,796,281	$160,790,331	$981,025	$1,598,739

Annuitization Activity:
Annuitizations	$58,469	$-	$-	$-
Annuity payments and contract charges	(9,215)	(4,765)	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	(2,494)	(1,102)	-	-
Net annuitization activity	$46,760	$(5,867)	$-	$-

Increase in net assets
from contract owner transactions	$84,843,041	$160,784,464	$981,025	$1,598,739

Increase (decrease) in net assets	$93,263,598	$173,566,794	$(2,656)	$1,780,971

Net Assets:
Beginning of year	$243,883,703	$70,316,909	$3,802,578	$2,021,607
End of year	$337,147,301	$243,883,703	$3,799,922	$3,802,578

Unit Transactions:
Beginning of year	20,114,681	6,231,960	340,476	192,534
Purchased	9,032,484	12,421,198	30,107	71,121
Transferred between Sub-Accounts
and/or Fixed Account	232,837	2,506,871	138,600	86,767
Withdrawn, Surrendered, and Annuitized	(2,431,725)	(1,045,348)	(97,602)	(9,946)
End of year	26,948,277	20,114,681	411,581	340,476

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	PCR		1XX
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008[3]	2007
Operations:
Net investment income (loss)	$1,257,308	$258,938	$(853)	$-
Net realized gains (losses)	1,908,438	95,790	(167)	-
Net change in unrealized appreciation/
depreciation	(26,382,238)	1,431,193	22,164	-
(Decrease) increase in net assets
from operations	$(23,216,492)	$1,785,921	$21,144	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$21,370,531	$4,107,848	$109,861	$-
Net transfers between Sub-Accounts
and/or Fixed Account	30,829,259	1,146,404	288,845	-
Withdrawals, surrenders, annuitizations	-	-	-	-
and contract charges	(2,430,459)	(281,879)	(2,133)	-
Net accumulation activity	$49,769,331	$4,972,373	$396,573	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase in net assets
from contract owner transactions	$49,769,331	$4,972,373	$396,573	$-

Increase in net assets	$26,552,839	$6,758,294	$417,717	$-

Net Assets:
Beginning of year	$11,610,424	$4,852,130	$-	$-
End of year	$38,163,263	$11,610,424	$417,717	$-

Unit Transactions:
Beginning of year	977,885	494,790	-	-
Purchased	1,695,854	393,965	13,181	-
Transferred between Sub-Accounts
and/or Fixed Account	3,393,378	116,250	33,404	-
Withdrawn, Surrendered, and Annuitized	(253,606)	(27,120)	(256)	-
End of year	5,813,511	977,885	46,329	-

[3]For the period October 6, 2008 (commencement of operations) through December 31, 2008.
The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SSA		3XX
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008[3]	2007
Operations:
Net investment loss	$(86,190)	$(76,055)	$(25)	$-
Net realized (losses) gains	(830,707)	562,012	(199)	-
Net change in unrealized appreciation/
depreciation	(2,009,983)	(1,115,575)	1,220	-
(Decrease) increase in net assets
from operations	$(2,926,880)	$(629,618)	$996	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$831,644	$2,870,994	$58,021	$-
Net transfers between Sub-Accounts
and/or Fixed Account	(175,731)	654,129	10,531	-
Withdrawals, surrenders, annuitizations	-	-	-	-
and contract charges	(610,906)	(461,493)	(27)	-
Net accumulation activity	$45,007	$3,063,630	$68,525	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase in net assets
from contract owner transactions	$45,007	$3,063,630	$68,525	$-

(Decrease) increase in net assets	$(2,881,873)	$2,434,012	$69,521	$-

Net Assets:
Beginning of year	$7,577,757	$5,143,745	$-	$-
End of year	$4,695,884	$7,577,757	$69,521	$-

Unit Transactions:
Beginning of year	643,565	403,028	-	-
Purchased	103,342	224,850	6,317	-
Transferred between Sub-Accounts
and/or Fixed Account	(34,208)	52,116	1,235	-
Withdrawn, Surrendered, and Annuitized	(67,317)	(36,429)	(3)	-
End of year	645,382	643,565	7,549	-

[3]For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	5XX		SVV
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2008[3]	2007	2008	2007[2]
Operations:
Net investment income (loss)	$3,079	$-	$(449,209)	$(122,133)
Net realized gains (losses)	1,907	-	(836,540)	40,195
Net change in unrealized appreciation/
depreciation	73,324	-	(27,022,672)	(394,812)
Increase (decrease) in net assets
from operations	$78,310	$-	$(28,308,421)	$(476,750)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$1,435,115	$-	$49,360,683	$20,367,569
Net transfers between Sub-Accounts
and/or Fixed Account	1,163,815	-	32,083,258	7,065,978
Withdrawals, surrenders, annuitizations	-	-	-	-
and contract charges	(3,544)	-	(1,570,473)	(117,186)
Net accumulation activity	$2,595,386	$-	$79,873,468	$27,316,361

Annuitization Activity:
Annuitizations	$-	$-	$5,077	$-
Annuity payments and contract charges	-	-	(1,993)	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	(666)	-
Net annuitization activity	$-	$-	$2,418	$-

Increase in net assets
from contract owner transactions	$2,595,386	$-	$79,875,886	$27,316,361

Increase in net assets	$2,673,696	$-	$51,567,465	$26,839,611

Net Assets:
Beginning of year	$-	$-	$26,839,611	$-
End of year	$2,673,696	$-	$78,407,076	$26,839,611

Unit Transactions:
Beginning of year	-	-	2,540,048	-
Purchased	143,540	-	6,021,693	1,904,899
Transferred between Sub-Accounts
and/or Fixed Account	118,260	-	3,850,197	657,249
Withdrawn, Surrendered, and Annuitized	(980)	-	(257,896)	(22,100)
End of year	260,820	-	12,154,042	2,540,048

[2] For the period March 5, 2007 (commencement of operations) through December 31, 2007.
[3] For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	2XX		LGF
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008[3]	2007	2008	2007
Operations:
Net investment loss	$(264)	$-	$(36,442)	$(29,278)
Net realized (losses) gains	(237)	-	(31,267)	30,268
Net change in unrealized appreciation/
depreciation	7,327	-	(1,131,457)	72,110
Increase (decrease) in net assets
from operations	$6,826	$-	$(1,199,166)	$73,100

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$72,097	$-	$265,985	$1,101,951
Net transfers between Sub-Accounts
and/or Fixed Account	131,435	-	383,688	375,495
Withdrawals, surrenders, annuitizations	-	-	-	-
and contract charges	(936)	-	(35,232)	(36,167)
Net accumulation activity	$202,596	$-	$614,441	$1,441,279

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase in net assets
contract owner transactions	$202,596	$-	$614,441	$1,441,279

Increase (decrease) in net assets	$209,422	$-	$(584,725)	$1,514,379

Net Assets:
Beginning of year	$-	$-	$2,312,144	$797,765
End of year	$209,422	$-	$1,727,419	$2,312,144

Unit Transactions:
Beginning of year	-	-	223,425	80,896
Purchased	8,181	-	37,307	108,815
Transferred between Sub-Accounts
and/or Fixed Account	14,342	-	48,442	37,375
Withdrawn, Surrendered, and Annuitized	(109)	-	(4,368)	(3,661)
End of year	22,414	-	304,806	223,425

[3]For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SGC		S13
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008[1]	2007	2008[1]	2007
Operations:
Net investment income	$4,834	$-	$341	$-
Net realized losses	(157,794)	-	(320,615)	-
Net change in unrealized appreciation/
depreciation	(166,577)	-	(619,227)	-
Decrease in net assets
from operations	$(319,537)	$-	$(939,501)	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$(12,663)	$-	$2,960,976	$-
Net transfers between Sub-Accounts
and/or Fixed Account	1,864,151	-	1,297,662	-
Withdrawals, surrenders, annuitizations	-	-	-	-
and contract charges	(14,929)	-	(70,772)	-
Net accumulation activity	$1,836,559	$-	$4,187,866	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase in net assets
contract owner transactions	$1,836,559	$-	$4,187,866	$-

Increase in net assets	$1,517,022	$-	$3,248,365	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$1,517,022	$-	$3,248,365	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	2,730	-	320,669	-
Transferred between Sub-Accounts
and/or Fixed Account	214,579	-	152,603	-
Withdrawn, Surrendered, and Annuitized	(2,054)	-	(11,285)	-
End of year	215,255	-	461,987	-

[1]For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SDC		S15
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008[1]	2007	2008[1]	2007
Operations:
Net investment income	$89,726	$-	$90,847	$-
Net realized gains	220,000	-	241,430	-
Net change in unrealized appreciation/
depreciation	719,321	-	1,269,682	-
Increase in net assets
from operations	$1,029,047	$-	$1,601,959	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$892,047	$-	$48,480,916	$-
Net transfers between Sub-Accounts
and/or Fixed Account	37,602,758	-	9,856,968	-
Withdrawals, surrenders, annuitizations	-	-	-	-
and contract charges	(2,821,536)	-	(1,700,861)	-
Net accumulation activity	$35,673,269	$-	$56,637,023	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase in net assets
contract owner transactions	$35,673,269	$-	$56,637,023	$-

Increase in net assets	$36,702,316	$-	$58,238,982	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$36,702,316	$-	$58,238,982	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	94,753	-	4,954,378	-
Transferred between Sub-Accounts
and/or Fixed Account	3,798,510	-	1,011,065	-
Withdrawn, Surrendered, and Annuitized	(283,602)	-	(226,830)	-
End of year	3,609,661	-	5,738,613	-

[1]For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	7XX		8XX
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008[3]	2007	2008[3]	2007
Operations:
Net investment loss	$(49,065)	$-	$(50,886)	$-
Net realized (losses) gains	(4,171)	-	65,613	-
Net change in unrealized appreciation/
depreciation	1,342,933	-	1,587,023	-
Increase in net assets
from operations	$1,289,697	$-	$1,601,750	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$30,820,658	$-	$25,650,532	$-
Net transfers between Sub-Accounts
and/or Fixed Account	5,697,088	-	4,369,082	-
Withdrawals, surrenders, annuitizations	-	-	-	-
and contract charges	(17,260)	-	(9,205)	-
Net accumulation activity	$36,500,486	$-	$30,010,409	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase in net assets
contract owner transactions	$36,500,486	$-	$30,010,409	$-

Increase in net assets	$37,790,183	$-	$31,612,159	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$37,790,183	$-	$31,612,159	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	3,163,705	-	2,637,299	-
Transferred between Sub-Accounts
and/or Fixed Account	583,933	-	461,360	-
Withdrawn, Surrendered, and Annuitized	(2,125)	-	(1,939)	-
End of year	3,745,513	-	3,096,720	-

[3]For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	6XX		IGB
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008[3]	2007	2008	2007
Operations:
Net investment (loss) income	$(47,498)	$-	$871,107	$521,137
Net realized losses	(13,334)	-	(914,501)	(80,573)
Net change in unrealized appreciation/
depreciation	994,643	-	(3,476,022)	(138,664)
Increase (decrease) in net assets
from operations	$933,811	$-	$(3,519,416)	$301,900

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$25,751,025	$-	$3,914,836	$10,998,295
Net transfers between Sub-Accounts
and/or Fixed Account	6,313,040	-	(1,529,566)	4,767,273
Withdrawals, surrenders, annuitizations	-	-	-	-
and contract charges	(35,598)	-	(2,993,768)	(976,901)
Net accumulation activity	$32,028,467	$-	$(608,498)	$14,788,667

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase (decrease) in net assets
contract owner transactions	$32,028,467	$-	$(608,498)	$14,788,667

Increase (decrease) in net assets	$32,962,278	$-	$(4,127,914)	$15,090,567

Net Assets:
Beginning of year	$-	$-	$23,839,225	$8,748,658
End of year	$32,962,278	$-	$19,711,311	$23,839,225

Unit Transactions:
Beginning of year	-	-	2,196,971	821,108
Purchased	2,678,916	-	377,745	1,031,152
Transferred between Sub-Accounts
and/or Fixed Account	657,912	-	(169,021)	443,678
Withdrawn, Surrendered, and Annuitized	(4,548)	-	(290,490)	(98,967)
End of year	3,332,280	-	2,115,205	2,196,971

[3]For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SLC		S12
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008[1]	2007	2008[1]	2007
Operations:
Net investment income	$572	$-	$888	$-
Net realized losses	(4,939)	-	(38,976)	-
Net change in unrealized appreciation/
depreciation	(68,398)	-	(333,036)	-
Decrease in net assets
from operations	$(72,765)	$-	$(371,124)	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$2,776	$-	$1,487,925	$-
Net transfers between Sub-Accounts
and/or Fixed Account	371,072	-	758,499	-
Withdrawals, surrenders, annuitizations	-	-	-	-
and contract charges	(3,352)	-	(14,671)	-
Net accumulation activity	$370,496	$-	$2,231,753	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase in net assets from
contract owner transactions	$370,496	$-	$2,231,753	$-

Increase in net assets	$297,731	$-	$1,860,629	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$297,731	$-	$1,860,629	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	507	-	170,016	-
Transferred between Sub-Accounts
and/or Fixed Account	40,966	-	89,258	-
Withdrawn, Surrendered, and Annuitized	(414)	-	(2,196)	-
End of year	41,059	-	257,078	-
1For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	VSC		S14
	Sub-Account		Sub-Account
	Year Ended	Period Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007[2]	2008[1]	2007
Operations:
Net investment (loss) income	$(1,887,637)	$(669,606)	$199,209	$-
Net realized (losses) gains	(1,924,201)	7,056,106	(121,982)	-
Net change in unrealized appreciation/
depreciation	(47,924,248)	(13,207,741)	(787,751)	-
Decrease in net assets
from operations	$(51,736,086)	$(6,821,241)	$(710,524)	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$37,346,650	$83,815,170	$4,401,214	$-
Net transfers between Sub-Accounts
and/or Fixed Account	29,324,050	23,184,836	7,236,437	-
Withdrawals, surrenders, annuitizations	-	-	-	-
and contract charges	(5,653,095)	(1,006,053)	(502,400)	-
Net accumulation activity	$61,017,605	$105,993,953	$11,135,251	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	(586)	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	(206)	-	-	-
Net annuitization activity	$(792)	$-	$-	$-

Increase in net assets
from contract owner transactions	$61,016,813	$105,993,953	$11,135,251	$-

Increase in net assets	$9,280,727	$99,172,712	$10,424,727	$-

Net Assets:
Beginning of year	$99,172,712	$-	$-	$-
End of year	$108,453,439	$99,172,712	$10,424,727	$-

Unit Transactions:
Beginning of year	10,111,572	-	-	-
Purchased	4,326,960	8,006,001	480,198	-
Transferred between Sub-Accounts
and/or Fixed Account	4,501,002	2,246,829	802,760	-
Withdrawn, Surrendered, and Annuitized	(758,070)	(141,258)	(57,580)	-
End of year	18,181,464	10,111,572	1,225,378	-

[1]For the period March 10, 2008 (commencement of operations) through December 31, 2008.

[2]For the period March 5, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	4XX		SRE
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008[3]	2007	2008	2007
Operations:
Net investment (loss) income	$(8,149)	$-	$334,627	$(639,552)
Net realized gains	8,382	-	8,008,107	18,746,425
Net change in unrealized appreciation/
depreciation	439,819	-	(79,030,430)	(41,858,450)
Increase (decrease) in net assets
from operations	$440,052	$-	$(70,687,696)	$(23,751,577)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$12,971,265	$-	$19,993,505	$60,096,994
Net transfers between Sub-Accounts
and/or Fixed Account	2,901,746	-	18,891,697	31,866,115
Withdrawals, surrenders, annuitizations	-	-	-	-
and contract charges	(20,816)	-	(11,266,815)	(6,733,697)
Net accumulation activity	$15,852,195	$-	$27,618,387	$85,229,412

Annuitization Activity:
Annuitizations	$-	$-	$4,165	$32,839
Annuity payments and contract charges	-	-	(4,726)	(5,541)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	436	(930)
Net annuitization activity	$-	$-	$(125)	$26,368

Increase in net assets
from contract owner transactions	$15,852,195	$-	$27,618,262	$85,255,780

Increase (decrease) in net assets	$16,292,247	$-	$(43,069,434)	$61,504,203

Net Assets:
Beginning of year	$-	$-	$161,037,838	$99,533,635
End of year	$16,292,247	$-	$117,968,404	$161,037,838

Unit Transactions:
Beginning of year	-	-	10,404,402	5,480,387
Purchased	1,268,668	-	1,381,977	3,434,567
Transferred between Sub-Accounts
and/or Fixed Account	282,439	-	3,123,693	1,892,301
Withdrawn, Surrendered, and Annuitized	(10,418)	-	(846,732)	(402,853)
End of year	1,540,689	-	14,063,340	10,404,402

[3]For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SC3		CMM
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$30,910	$(97,124)	$(64,174)	$41,185
Net realized gains	478,638	4,369,969	-	-
Net change in unrealized appreciation/
depreciation	(4,922,987)	(6,667,961)	-	-
(Decrease) increase in net assets
from operations	$(4,413,439)	$(2,395,116)	$(64,174)	$41,185

Contract Owner Transactions:
Accumulation Activity:			-	-
Purchase payments received	$60,987	$234,754	$26,841,260	$136,285
Net transfers between Sub-Accounts
and/or Fixed Account	74,537	330,836	35,785,522	344,595
Withdrawals, surrenders, annuitizations	-	-	-	-
and contract charges	(2,680,906)	(4,661,810)	(11,650,716)	(39,384)
Net accumulation activity	$(2,545,382)	$(4,096,220)	$50,976,066	$441,496

Annuitization Activity:
Annuitizations	$-	$-	$102,126	$-
Annuity payments and contract charges	(1,388)	(1,785)	(3,652)	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	282	(54)	(267)	-
Net annuitization activity	$(1,106)	$(1,839)	$98,207	$-

(Decrease) increase in net assets
from contract owner transactions	$(2,546,488)	$(4,098,059)	$51,074,273	$441,496

(Decrease) increase in net assets	$(6,959,927)	$(6,493,175)	$51,010,099	$482,681

Net Assets:
Beginning of year	$13,338,079	$19,831,254	$1,712,816	$1,230,135
End of year	$6,378,152	$13,338,079	$52,722,915	$1,712,816

Unit Transactions:
Beginning of year	608,427	769,769	161,444	119,244
Purchased	2,725	8,697	2,657,872	13,116
Transferred between Sub-Accounts
and/or Fixed Account	60,620	18,964	3,389,852	32,847
Withdrawn, Surrendered, and Annuitized	(135,752)	(189,003)	(1,212,353)	(3,763)
End of year	536,020	608,427	4,996,815	161,444

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	S16		VKU
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008[1]	2007	2008[1]	2007
Operations:
Net investment (loss) income	$(206,143)	$-	$8,573	$-
Net realized gains (losses)	4,758,068	-	(8,658)	-
Net change in unrealized appreciation/
depreciation	(14,798,917)	-	(501,930)	-
Decrease in net assets
from operations	$(10,246,992)	$-	$(502,015)	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$23,058,711	$-	$3,430,115	$-
Net transfers between Sub-Accounts
and/or Fixed Account	17,751,831	-	1,470,259	-
Withdrawals, surrenders, annuitizations	-	-	-	-
and contract charges	(691,565)	-	(49,196)	-
Net accumulation activity	$40,118,977	$-	$4,851,178	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase in net assets
from contract owner transactions	$40,118,977	$-	$4,851,178	$-

Increase in net assets	$29,871,985	$-	$4,349,163	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$29,871,985	$-	$4,349,163	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	2,184,228	-	367,173	-
Transferred between Sub-Accounts
and/or Fixed Account	1,915,850	-	160,107	-
Withdrawn, Surrendered, and Annuitized	(100,956)	-	(5,747)	-
End of year	3,999,122	-	521,533	-

[1]For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	VKM		VKC
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008[1]	2007	2008[1]	2007
Operations:
Net investment loss	$(2,613)	$-	$(1,893)	$-
Net realized gains (losses)	21,456	-	(9,840)	-
Net change in unrealized appreciation/
depreciation	(214,485)	-	(118,080)	-
Decrease in net assets
from operations	$(195,642)	$-	$(129,813)	$-

Contract Owner Transactions:
Accumulation Activity:	-	-
Purchase payments received	$325,494	$-	$376,133	$-
Net transfers between Sub-Accounts
and/or Fixed Account	507,814	-	183,445	-
Withdrawals, surrenders, annuitizations	-	-	-	-
and contract charges	(11,533)	-	(7,120)	-
Net accumulation activity	$821,775	$-	$552,458	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase in net assets from
contract owner transactions	$821,775	$-	$552,458	$-

Increase in net assets	$626,133	$-	$422,645	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$626,133	$-	$422,645	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	36,068	-	41,130	-
Transferred between Sub-Accounts
and/or Fixed Account	65,354	-	24,377	-
Withdrawn, Surrendered, and Annuitized	(1,621)	-	(823)	-
End of year	99,801	-	64,684	-

1For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	VLC		WTF
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008[1]	2007	2008	2007
Operations:
Net investment gain (loss)	$28,334	(73,479)	$(21,866)	$(24,185)
Net realized (losses) gains	(640,371)	(14,041)	22,246	70,788
Net change in unrealized appreciation/
depreciation	(4,420,574)	(612,290)	(758,079)	24,061
(Decrease) increase in net assets
from operations	$(5,032,611)	(699,810)	$(757,699)	$70,664

Contract Owner Transactions:
Accumulation Activity:	-	-
Purchase payments received	$3,608,221	8,483,701	$21,970	$282,223
Net transfers between Sub-Accounts
and/or Fixed Account	2,079,152	3,388,985	233,377	261,882
Withdrawals, surrenders, annuitizations	-	-	-	-
and contract charges	(478,039)	(270,575)	(89,430)	(52,969)
Net accumulation activity	$5,209,334	11,602,111	$165,917	$491,136

Annuitization Activity:
Annuitizations	$-	-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	-	$-	$-

Increase in net assets
from contract owner transactions	$5,209,334	11,602,111	$165,917	$491,136

Increase (decrease) in net assets	$176,723	10,902,301	$(591,782)	$561,800

Net Assets:
Beginning of year	$10,902,301	-	$1,593,216	$1,031,416
End of year	$11,079,024	10,902,301	$1,001,434	$1,593,216

Unit Transactions:
Beginning of year	1,104,540	-	109,329	76,127
Purchased	423,551	823,078	1,686	19,144
Transferred between Sub-Accounts
and/or Fixed Account	315,167	324,642	33,929	17,578
Withdrawn, Surrendered, and Annuitized	(64,412)	(43,180)	(7,735)	(3,520)
End of year	1,778,846	1,104,540	137,209	109,329

1For the period March 10, 2008 (commencement of operations) through December 31, 2008.

2For the period March  5, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	USC
	Sub-Account
	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007
Operations:
Net investment loss	$(1,084)	$(850)
Net realized gains	2,998	1,818
Net change in unrealized appreciation/
depreciation	(28,799)	(429)
(Decrease) increase in net assets
from operations	$(26,885)	$539

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$1	$6,959
Net transfers between Sub-Accounts
and/or Fixed Account	9,649	24,733
Withdrawals, surrenders, annuitizations	-	-
and contract charges	(6,216)	(31)
Net accumulation activity	$3,434	$31,661

Annuitization Activity:
Annuitizations	$-	$-
Annuity payments and contract charges	-	-
Net transfers between Sub-Accounts	-	-
Adjustments to annuity reserves	-	-
Net annuitization activity	$-	$-

Increase in net assets from
contract owner transactions	$3,434	$31,661

(Decrease) increase in net assets	$(23,451)	$32,200

Net Assets:
Beginning of year	$63,311	$31,111
End of year	$39,860	$63,311

Unit Transactions:
Beginning of year	5,229	2,650
Purchased	-	587
Transferred between Sub-Accounts Fixed
Accumulation Account	1,061	1,995
Withdrawn, Surrendered, and Annuitized	(721)	(3)
End of year	5,569	5,229

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2008

1. BUSINESS AND ORGANIZATION

Sun Life of Canada (U.S.) Variable Account F (the “Variable Account”) is a separate account of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”) and was established on July 13, 1989 as a funding vehicle for the variable portion of Regatta contracts, Regatta Gold contracts, Regatta Classic contracts, Regatta Platinum contracts, Regatta Extra contracts, Regatta Access contracts, Regatta Choice contracts, Regatta Flex 4 contracts, Regatta Flex II contracts, Regatta Choice II contracts, Sun Life Financial Masters Extra contracts, Sun Life Financial Masters Choice contracts, Sun Life Financial Masters Access contracts, Sun Life Financial Masters Flex contracts, Sun Life Financial Masters IV contracts, Sun Life Financial Masters VII contracts (collectively, the “Contracts”), and certain other fixed and variable annuity contracts issued by the Sponsor.  The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a specific mutual fund, or series thereof, selected by contract owners from available mutual funds (the "Funds") registered under the Investment Company Act of 1940, as amended.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities.  Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General
The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from these estimates.

Investment Valuation and Transactions
Investments made in mutual funds are valued at their closing net asset value each business day. Transactions are recorded on a trade date basis.  Realized gains and losses on sales of investments are determined on the first in, first out basis.  Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Transfers
Transfers between Sub-Accounts requested by contract participants are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt.  In addition, transfers can be made between the Sub-Accounts and the Fixed Account.  The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Federal Income Tax Status
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. The Sponsor will periodically review the status of this policy in the event of changes in the tax law. A provision may be made in future years for any federal income taxes that would be attributable to the contract.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New and Adopted Accounting Pronouncements
In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes–an interpretation of FASB Statement No. 109” (“FIN 48”).  FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes.”  This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.  FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006.  The Sub-Accounts adopted FIN 48 on January 1, 2007.  The Sub-Accounts are not responsible for the payment or recording of income taxes and therefore the adoption of FIN 48 did not have an impact on the financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements,” which defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and expands disclosures about fair value measurements. SFAS No. 157 does not change existing guidance as to whether or not an instrument is carried at fair value.  On January 1, 2008, the Variable Account adopted SFAS No. 157 and applied the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value.

In October 2008, the FASB issued Staff Position (“FSP”) No. FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active”. FSP No. FAS 157-3 clarifies the application of SFAS No. 157 in a market that is not active and provides an example to illustrate key considerations in the determination of the fair value of a financial asset when the market for that asset is not active. FSP No. FAS 157-3 was effective upon issuance and did not have an impact on the Variable Account’s financial statements.

3. RELATED PARTY TRANSACTIONS

Massachusetts Financial Services Company is the investment adviser to the MFS/Sun Life Series Trust.  Sun Capital Advisers LLC is the investment adviser to Sun Capital Advisers Trust.  Both are affiliates of the Sponsor and charge management fees at an annual rate ranging from 0.55% to 1.05% and 0.12% to 1.05% of the underlying funds’ average daily net assets, respectively.

4. CONTRACT CHARGES

Mortality and expense risk charges
Charges for mortality and expense risks, optional death benefit riders, the Lifetime Income Bonus Benefit (available on Sun Life Financial Masters IV contracts and Sun Life Financial Masters VII contracts), and the Secured Returns Optional Living Benefit (available on Sun Life Financial Masters Choice contracts, Sun Life Financial Masters Extra contracts, and Sun Life Financial Masters Flex contracts) are based on the average daily Variable Account assets and are deducted from the Variable Account at the end of each valuation period to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. At December 31, 2008, the deduction is at an effective annual rate as follows:

	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6	Level 7	Level 8
Regatta	1.25%	-	-	-	-	-	-	-
Regatta Gold	1.25%	-	-	-	-	-	-	-
Regatta Classic	1.00%	-	-	-	-	-	-	-

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

4. CONTRACT CHARGES (CONTINUED)

Mortality and expense risk charges (continued)
	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6	Level 7	Level 8
Regatta Platinum	1.25%	-	-	-	-	-	-	-
Regatta Extra	1.30%	1.45%	1.55%	1.70%	-	-	-	-
Regatta Choice	0.85%	1.00%	1.10%	1.15%	1.25%	1.40%	-	-
Regatta Access	1.00%	1.15%	1.25%	1.40%	1.50%	1.65%	-	-
Regatta Flex 4	0.95%	1.10%	1.20%	1.35%	1.45%	1.60%	-	-
Regatta Flex II	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%
Regatta Choice II	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%
Sun Life Financial Masters Extra	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%	2.05%	2.25%
Sun Life Financial Masters Choice	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%
Sun Life Financial Masters Access	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%	-	-
Sun Life Financial Masters Flex	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%
Sun Life Financial Masters IV	1.05%	1.25%	1.30%	1.45%	1.65%	1.70%	1.85	-
Sun Life Financial Masters VII	1.00%	1.05%	1.20%	1.25%	1.30%	1.40%	1.45%	1.60%

Administration charges
Each year on the account anniversary, an account administration fee (“Account Fee”) equal to the lesser of $30 or 2% of the participant’s account value in the case of Regatta and Regatta Gold contracts, the lesser of $35 or 2% of the participant’s account value in the case of Regatta Platinum contracts, $35 in the case of Regatta Extra and Regatta Choice contracts, and $50 in the case of Regatta Classic, Regatta Access, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV, and Sun Life Financial Masters VII contracts (after account year 5, the Account Fee for Regatta Gold, Regatta Platinum, Regatta Extra, and Regatta Choice contracts, may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant’s account value) is deducted from the participant’s account, reflected in the statement of changes in net assets, to reimburse the Sponsor for certain administrative expenses. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year.

For Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV, and Sun Life Financial Masters VII contracts, an administrative expense charge is deducted from the assets of the Variable Account at an annual effective rate equal to 0.15% of the average daily Variable Account value.  This charge is designed to reimburse the Sponsor for expenses incurred in administering the contracts, the accounts and the Variable Account that are not covered by the annual Account Fee, as reflected in the statement of operations.

Optional living benefit rider charges
A quarterly charge, equal to 0.125% of account value, is deducted on the last day of the Account Quarter (“Account Quarters” are defined as three-month periods, with the first Account Quarter beginning on the date the contracts were issued) if one of the following optional living benefit riders has been elected:  Secured Returns 2, Secured Returns for Life, or Secured Returns for Life Plus. These three optional living benefit riders are available on Sun Life Financial Masters Choice contracts, Sun Life Financial Masters Extra contracts, Sun Life Financial Masters Flex contracts, Sun Life Financial Masters IV contracts, and Sun Life Financial Masters VII contracts. A quarterly charge of 0.1625% for single life coverage and 0.2125% for joint life coverage is deducted on the last day of the Account Quarter if the Income ON Demand optional living benefit rider has been elected or 0.0875% if the Retirement Asset Protector optional living benefit rider has been elected. These two optional living benefit riders are available on Sun Life Financial Masters Choice contracts, Sun Life Financial Masters Extra contracts, Sun Life Financial Masters Flex contracts, Sun Life Financial Masters IV contracts, and Sun Life Financial Masters VII contracts.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

4. CONTRACT CHARGES (CONTINUED)

Surrender charges
The Sponsor does not deduct a sales charge from purchase payments.  However, a surrender charge (contingent deferred sales charge) may be deducted as a percentage of the amount withdrawn to cover certain expenses relating to the sale of the contracts and certificates.

Surrender
Sub-Account	Charge
(up to % below)
Regatta contracts	6%
Regatta Gold contracts	6%
Regatta Platinum contracts	6%
Regatta Extra contracts	8%
Regatta Choice contracts	7%
Regatta Flex 4 contracts	6%
Regatta Flex II contracts	8%
Regatta Choice II contracts	8%
Sun Life Financial Masters Extra contracts	8%
Sun Life Financial Masters Choice contracts	8%
Sun Life Financial Masters Flex contracts	8%
Sun Life Financial Masters IV contracts	8%
Sun Life Financial Masters VII contracts	8%

Distribution charges
For assuming the risk that surrender charges may be insufficient to compensate the Sponsor for the costs of distributing the contracts, the Sponsor makes a deduction from the Sub-Account at the end of each valuation period for the first seven account years at an effective annual rate of 0.15% of the average daily value of the contract invested in the Sub-Account attributable to Regatta, Regatta Gold, Regatta Platinum, Sun Life Financial Masters Extra, and Sun Life Financial Masters Choice at an effective annual rate of 0.20% of the average daily value of the contract invested in the Sub-Account attributable to Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV, and Sun Life Financial Masters VII contracts.

For the year ended December 31, 2008, the Sponsor received the following amounts related to the above mentioned Account Fee, surrender, and benefit charges. These charges are reflected in the “Withdrawals, surrenders, annuitizations, and contract charges” line of the Statement of Changes in Net Assets for each Sub-Account.

			Surrender
	Account Fee	Benefit Fees	Charges
AllianceBernstein Variable Products Series Fund Inc.
AVB	$12	$11,740	$161
AN4	55	1,491	3,081
IVB	1,690	68,893	38,331
AVW	82	879	21
BlackRock Advisors, LLC
9XX	13	273	-

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

4. CONTRACT CHARGES (CONTINUED)

			Surrender
	Account Fee	Benefit Fees	Charges
Columbia Funds Variable Insurance Trust
CSC	$7	$-	$-
Columbia Funds Variable Insurance Trust I
NMT	15	-	273
MCC	22,114	62,977	102,638
CMG	1,551	3,726	2,987
NNG	13	-	-
NMI	1,730	3,683	7,371
Fidelity Variable Insurance Products Funds II
FL1	1,565	54,697	14,183
Fidelity Variable Insurance Products Funds III
FVB	2,682	6,004	1,201
FVM	35,248	4,046	169,819
Fidelity Variable Insurance Products Funds V
F10	1,885	1,648	5,816
F15	5,169	1,222	5,898
F20	9,369	1,486	36,116
First Eagle Variable Fund
SGI	20,541	73,794	63,809
Franklin Templeton Variable Insurance Products Trust
S17	609	41,406	31,191
ISC	8,206	12,508	41,534
FVS	10,992	2,157	19,532
SIC	1,389	4,056	16,810
FMS	24,131	58,788	77,015
TDM	31,788	-	87,973
FTG	9,140	1,924	43,891
FTI	98,703	-	538,512
Huntington VA Funds
HVD	5	1,007	67
HVG	2	244	33
HVI	3	676	33
HVE	-	1,363	-
HVM	-	21	-
HVC	-	1,270	50
HVS	-	-	-
HVN	-	536	-
HRS	-	466	-
HVR	-	171	-
HSS	-	1,223	49
Lazard
LRE	707	47,244	2,161
Lord Abbett Series Fund, Inc.
LAV	6,306	4,693	56,404
LA1	123,927	-	255,801
LA9	46,226	256	94,521
LA2	39,492	-	45,232

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

 4. CONTRACT CHARGES (CONTINUED)

			Surrender
	Account Fee	Benefit Fees	Charges
MFS Variable Insurance Trust II
MF7	$20,232	$4,729	$122,492
BDS	30,578	-	5,317
MFD	6,735	-	23,510
CAS	191,680	-	38,597
MFF	5,907	-	8,695
EGS	130,597	-	1,282
EM1	4,845	-	14,314
EME	22,318	-	7,954
GG1	1,312	-	8,274
GGS	15,865	-	3,394
GG2	2,193	-	5,183
GGR	44,482	-	16,542
GT2	3,833	-	14,072
GTR	43,278	-	2,652
MFK	91,770	18,905	483,842
GSS	90,499	-	63,903
MFC	59,234	-	209,973
HYS	56,267	-	27,919
IG1	6,174	1,243	19,453
IGS	38,696	-	7,762
MI1	40,684	1,889	268,156
MII	31,676	-	8,755
M1B	29,555	-	145,358
MIS	121,566	-	22,331
MFL	80,135	-	412,930
MIT	246,113	-	78,208
MC1	10,741	-	24,598
MCS	15,244	-	1,455
MCV	6,945	-	24,045
MM1	82,338	-	1,383,870
MMS	108,685	-	45,539
M1A	61,440	-	191,975
NWD	36,694	-	18,657
RE1	7,770	-	30,408
RES	122,272	-	4,917
RG1	7,938	2,159	36,874
RGS	84,259	-	6,419
RI1	63,578	2,825	181,953
RIS	24,536	-	3,708
SI1	4,586	-	14,862
SIS	12,294	-	3,695

 SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

4. CONTRACT CHARGES (CONTINUED)

			Surrender
	Account Fee	Benefit Fees	Charges
MFS Variable Insurance Trust II (continued)
SVS	$1,881	$-	$9,015
TE1	1,076	-	1,658
TEC	7,516	-	4,047
MFJ	236,060	37,757	1,293,798
TRS	305,368	-	70,946
MFE	23,336	13,943	130,390
UTS	91,870	-	39,845
MV1	32,437	77,872	200,021
MVS	67,405	-	19,923
Oppenheimer Variable Account Funds
OBV	609	1,133	4,354
OCA	10,078	773	42,346
OGG	8,477	1,547	39,301
OMG	133,545	14,900	939,651
OMS	5,090	-	11,400
PIMCO Variable Insurance Trust
PMB	3,202	2,344	10,483
PLD	154,035	-	1,349,501
PRR	17,973	79,528	103,179
PTR	63,757	147,051	422,227
PRA	1,039	-	1,786
PCR	6,212	64,003	43,325
Sun Capital Advisers Trust
1XX	13	46	59
SSA	1,467	122	14,127
3XX	-	-	-
5XX	10	46	84
SVV	5,553	59,094	39,526
2XX	13	46	-
LGF	250	73	357
SGC	158	18	60
S13	4	4,407	-
SDC	2,518	118	70,007
S15	217	74,188	35,011
7XX	25	-	-
8XX	100	402	-
6XX	227	136	5
IGB	6,268	1,681	39,942
SLC	11	-	-
S12	-	1,910	79
VSC	31,614	54,939	132,604
S14	807	12,909	12,127
4XX	20	234	160
SRE	79,259	46,203	212,606

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

4. CONTRACT CHARGES (CONTINUED)

			Surrender
	Account Fees	Benefit Fees	Charges
Sun Capital Advisers Trust (continued)
SC3	$5,222	$-	$19,743
CMM	3,510	5,989	142,870
S16	809	54,587	11,532
Universal Institutional Funds Inc.
VKU	40	3,691	55
VKM	43	471	417
VKC	21	404	276
Van Kampen Life Insurance Trust
VLC	2,474	2,218	5,034
Wanger Advisors Trust
WTF	828	-	3,531
USC	15	-	412

A deduction, when applicable, is made for premium taxes or similar state or local taxes.  It is currently the policy of the Sponsor to deduct the taxes from the amount applied to provide an annuity at the time annuity payments commence. However, the Sponsor reserves the right to deduct such taxes when incurred.

5. RESERVE FOR VARIABLE ANNUITIES

Reserve for variable annuities represents the actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and who chose the variable payout option. Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of at least 3% or 4% per year, for Regatta, Regatta Gold, Regatta Classic, and Regatta Platinum as stated in each participant’s contract or certificate, as applicable if the contract’s annuity commencement date is before January 1, 2000.  Annuity reserves are calculated using the 2000 Individual Annuitant Mortality Table at an assumed interest rate of at least 3% or 4% per year, for Regatta, Regatta Gold, Regatta Classic, and Regatta Platinum as stated in each participant’s contract or certificate, as applicable if the contract’s annuity commencement date is on or after January 1, 2000.  Annuity reserves are calculated using the 2000 Annuitant Mortality Table at an assumed interest rate of 3% for Regatta Extra, Regatta Access, Regatta Choice, Regatta Choice II, Regatta Flex II, Regatta Flex 4, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Extra, Sun Life Financial Masters Flex, Sun Life Financial Masters IV, and Sun Life Financial Masters.

6.  INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2008 were as follows:

	Purchases	Sales
AllianceBernstein Variable Products Series Fund Inc.
AVB	$13,589,880	$365,935
AN4	2,681,499	442,326
IVB	107,043,568	2,030,706
AVW	1,997,419	22,202

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

6.  INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales

BlackRock Advisors, LLC
9XX	$16,596,176	$145,783
Columbia Funds Variable Insurance Trust
CSC	3,397	7,226
Columbia Funds Variable Insurance Trust I
NMT	9,976	9,631
MCC	106,463,304	7,699,033
CMG	10,103,359	1,075,099
NNG	85,896	5,014
NMI	11,304,674	2,938,861
Fidelity Variable Insurance Products Fund II
FL1	65,245,456	1,864,843
Fidelity Variable Insurance Products Fund III
FVB	15,580,223	4,989,661
FVM	76,833,313	19,522,984
Fidelity Variable Insurance Products Fund V
F10	9,919,392	3,096,356
F15	9,600,886	2,900,945
F20	15,244,364	7,445,419
First Eagle Variable Fund
SGI	131,235,570	19,762,222
Franklin Templeton Variable Insurance Products Trust
S17	46,998,123	1,330,631
ISC	36,434,397	7,808,760
FVS	10,376,552	11,749,771
SIC	7,233,819	2,388,661
FMS	84,162,936	16,621,888
TDM	49,271,189	11,627,453
FTG	12,066,049	7,330,651
FTI	102,255,217	85,618,237
Huntington VA Funds
HVD	1,136,987	34,137
HVG	382,414	13,990
HVI	608,555	35,048
HVE	1,354,474	66,417
HVM	14,517	1,199
HVC	569,350	28,304
HVS	143,582	26,963
HVN	263,108	4,481
HRS	245,888	2,955
HVR	186,484	2,409
HSS	871,741	45,143
Lazard
LRE	23,675,735	933,396
Lord Abbett Series Fund, Inc.
LAV	11,613,640	5,878,172
LA1	96,901,666	65,106,801
LA9	11,298,432	17,694,240
LA2	16,394,311	21,669,992

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

6.  INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
MFS Variable Insurance Trust II
MF7	$16,653,476	$30,429,394
BDS	14,836,875	34,244,960
MFD	2,300,613	5,097,616
CAS	11,571,492	73,461,250
MFF	2,176,266	4,639,018
EGS	6,873,316	47,723,067
EM1	10,488,286	8,456,256
EME	26,646,415	26,487,166
GG1	5,863,278	3,648,329
GGS	14,884,748	15,420,349
GG2	1,725,156	2,532,849
GGR	3,578,280	25,784,963
GT2	4,916,959	6,817,791
GTR	23,652,236	37,372,474
MFK	78,497,230	131,828,708
GSS	58,111,481	97,907,098
MFC	36,290,295	33,232,856
HYS	22,194,190	44,059,057
IG1	12,406,533	6,663,617
IGS	26,269,889	30,535,124
MI1	71,909,703	24,186,905
MII	9,286,895	30,689,224
M1B	6,619,366	26,846,334
MIS	5,271,209	65,769,284
MFL	29,369,006	62,290,731
MIT	16,154,042	126,492,034
MC1	4,298,854	8,173,093
MCS	2,818,800	13,752,692
MCV	5,048,876	5,533,097
MM1	168,449,762	159,366,850
MMS	145,281,008	134,989,648
M1A	40,732,107	33,258,372
NWD	18,518,671	27,211,259
RE1	5,406,625	5,818,254
RES	4,629,366	49,193,688
RG1	11,812,924	8,950,295
RGS	15,864,084	47,242,372
RI1	51,906,632	32,699,265
RIS	14,647,833	26,003,167
SI1	2,331,733	7,166,376
SIS	7,731,466	17,468,734
SVS	1,508,000	2,847,325
TE1	447,776	1,568,320
TEC	2,597,159	6,597,496

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

6.  INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
MFS Variable Insurance Trust II (continued)
MFJ	$162,572,463	$145,732,004
TRS	91,252,414	207,109,993
MFE	60,941,992	34,359,569
UTS	59,482,412	80,442,330
MV1	139,945,563	33,081,389
MVS	39,774,334	69,847,248
Oppenheimer Variable Account Funds
OBV	4,147,000	796,838
OCA	7,310,713	10,704,041
OGG	10,252,711	11,194,131
OMG	168,173,956	89,486,223
OMS	3,284,797	4,672,283
PIMCO Variable Insurance Trust
PMB	5,123,691	4,608,596
PLD	113,019,975	327,871,493
PRR	94,496,608	20,980,330
PTR	206,065,981	104,889,040
PRA	3,184,986	1,995,019
PCR	62,415,752	10,935,785
Sun Capital Advisers Trust
1XX	413,681	17,961
SSA	2,045,613	2,064,475
3XX	83,459	14,959
5XX	2,636,231	37,766
SVV	84,380,292	4,302,625
2XX	214,784	12,452
LGF	803,518	225,204
SGC	2,500,479	659,086
S13	5,380,618	1,192,411
SDC	44,491,378	8,626,442
S15	80,069,297	23,179,637
7XX	36,862,894	411,473
8XX	31,793,451	1,833,928
6XX	32,754,165	773,196
IGB	10,707,672	10,445,063
SLC	429,923	58,855
S12	2,480,997	248,356
VSC	77,518,965	13,557,394
S14	12,407,562	1,002,045
4XX	16,067,105	220,524
SRE	64,970,430	24,609,036
SC3	2,930,384	4,622,495
CMM	70,352,481	19,342,115
S16	46,673,560	1,477,905

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

6.  INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales

Universal Institutional Funds Inc.
VKU	$5,145,793	$238,567
VKM	915,853	34,519
VKC	645,615	53,855
Van Kampen Life Insurance Trust
VLC	9,242,223	3,436,104
Wanger Advisors Trust
WTF	554,370	368,705
USC	19,006	9,608

7. FAIR VALUE MEASUREMENTS

The following section applies the SFAS No. 157 fair value hierarchy and disclosure requirements to the Variable Account’s financial instruments that are carried at fair value. SFAS No. 157 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants. The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. SFAS No. 157 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

In compliance with SFAS No. 157, the Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above.  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The adoption did not have a material impact on the results of the Variable Account. As of December 31, 2008, the Funds of the Variable Account are identical to public mutual funds, but are only available to the contract holders of the Variable Account.  The inputs used to price the Funds are observable and are identical to mutual funds readily tradable in public markets and represent Level 1 assets under the SFAS No. 157 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account.

Fair Value Hierarchy

The following table presents the Variable Account's categories for its assets measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Assets
Investment in the Funds	$9,016,416,400	$-	$-	$9,016,416,400
Total assets measured at
fair value on a recurring basis	$9,016,416,400	$-	$-	$9,016,416,400

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit values (some of which may be rounded), net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds), and the total return, for each of the five years in the period ended December 31, is as follows:

		At December 31					For the year ended December 31
			Unit Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio[1]	lowest to highest[2]			lowest to highest[3]

AVB
	2008 [7]	1,484,739	$ 7.6393	to	$ 7.6837	$ 11,378,225	2.36%	1.35%	to	2.05%	(23.61)%	to	(23.16)%
AN4
	2008 [7]	258,506	5.6447	to	5.6893	1,466,176	-	1.35	to	2.30	(43.55)	to	(43.11)
IVB
	2008 [7]	12,644,113	5.3309	to	5.3866	67,893,236	0.26	1.30	to	2.55	(46.69)	to	(46.13)
AVW
	2008 [7]	234,830	6.5521	to	6.5930	1,543,426	0.13	1.35	to	2.10	(34.48)	to	(34.07)
9XX
	2008 [8]	1,673,259	10.0629	to	10.0781	16,852,673	6.00	1.35	to	2.10	0.63	to	0.78
CSC
	2008	956	8.4535			8,097	0.50	1.65			(29.35)
	2007	1,509	11.9646	to	11.9984	18,101	0.26	1.55	to	1.65	(4.19)	to	(4.10)
	2006	1,411	12.2863	to	12.5560	17,650	0.26	1.55	to	1.65	17.40	to	17.52
	2005 [4]	583	10.6376	to	10.6460	6,200	-	1.55	to	1.65	6.38	to	6.46
NMT
	2008	8,756	8.6480	to	8.7482	76,146	-	1.35	to	1.65	(44.50)	to	(44.33)
	2007	8,690	15.5826	to	15.7150	135,980	0.53	1.35	to	1.65	17.31	to	17.67
	2006	6,233	13.0685	to	13.3555	83,087	0.12	1.35	to	1.65	17.77	to	18.13
	2005 [4]	462	11.2788			5,204	-	1.65			12.79
MCC
	2008	16,749,454	6.6062	to	6.7622	112,464,281	-	1.30	to	2.55	(45.21)	to	(44.50)
	2007 [6]	6,356,718	12.0821	to	12.1839	77,182,125	0.25	1.30	to	2.30	20.82	to	21.84
CMG
	2008	1,610,257	6.9442	to	7.0418	11,258,978	0.04	1.35	to	2.10	(40.87)	to	(40.41)
	2007 [6]	640,690	11.7433	to	11.8174	7,548,709	-	1.35	to	2.10	17.43	to	18.17
NNG
	2008	22,574	7.8041	to	7.8343	176,374	0.27	1.75	to	1.85	(40.57)	to	(40.51)
	2007	14,570	13.1322	to	13.1694	191,573	-	1.35	to	1.85	15.29	to	15.88
	2006	19,841	11.2465	to	11.4935	226,596	-	1.35	to	1.85	4.14	to	4.66
	2005 [4]	4,598	10.9467			50,336	-	1.75			9.47
NMI
	2008	1,018,267	6.2580	to	8.7297	8,660,311	1.36	1.30	to	2.10	(49.57)	to	(49.16)
	2007	522,074	12.3894	to	17.1796	8,752,767	0.08	1.35	to	2.30	16.91	to	24.52
	2006	11,385	14.2400	to	14.5526	165,345	0.19	1.35	to	1.65	21.19	to	21.56
	2005 [4]	1,299	11.9430	to	11.9524	15,506	0.08	1.55	to	1.65	19.43	to	19.52

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31					For the year ended December 31
			Unit Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio[1]	lowest to highest[2]			lowest to highest[3]

FL1
2008 [7]		7,352,882	$ 6.6235	to	$ 6.6786	48,955,023	2.15%	1.30%	to	2.30%	(33.77)%	to	(33.21)%
FVB
	2008	2,412,176	6.8929	to	6.9899	16,761,837	2.12	1.35	to	2.10	(35.54)	to	(35.04)
	2007 [6]	1,234,324	10.6929	to	10.7604	13,240,999	3.47	1.35	to	2.10	6.93	to	7.60
FVM
	2008	16,082,303	6.8485	to	6.9838	111,490,874	0.25	1.30	to	2.35	(41.03)	to	(40.40)
	2007 [6]	11,884,177	11.6141	to	11.7169	138,777,417	0.47	1.30	to	2.35	16.14	to	17.17
F10
	2008	1,173,750	8.5543	to	8.8065	10,204,299	3.71	1.35	to	2.25	(26.86)	to	(26.18)
	2007	585,651	11.6955	to	11.9301	6,929,208	3.24	1.35	to	2.25	5.97	to	6.95
	2006	268,016	10.9973	to	11.1613	2,974,098	3.37	1.35	to	2.25	7.12	to	8.10
	2005 [5]	23,605	10.3185			243,563	0.87	1.35			3.18
F15
	2008	1,989,150	8.5186	to	8.7840	17,220,907	2.98	1.30	to	2.25	(28.94)	to	(28.24)
	2007	1,457,747	11.9744	to	12.2416	17,658,270	3.26	1.30	to	2.30	6.55	to	7.65
	2006	715,554	11.2046	to	11.3717	8,088,852	2.49	1.30	to	2.30	8.30	to	9.40
	2005 [5]	25,858	10.3850	to	10.3937	268,544	1.11	1.35	to	1.85	3.85	to	3.94
F20
	2008	3,412,422	8.0187	to	8.2819	27,908,761	2.45	1.30	to	2.30	(34.35)	to	(33.68)
	2007	2,944,857	12.2148	to	12.4873	36,444,849	2.52	1.30	to	2.30	7.42	to	8.53
	2006	1,308,908	11.3368	to	11.5058	14,984,152	3.47	1.30	to	2.30	9.14	to	10.26
	2005 [5]	10,353	10.4250	to	10.4346	107,943	0.83	1.35	to	1.90	4.25	to	4.35
SGI
	2008	17,385,339	8.4022	to	8.5521	147,791,354	1.76	1.35	to	2.30	(20.70)	to	(19.92)
	2007 [6]	7,791,583	10.6128	to	10.6798	82,974,328	-	1.35	to	2.10	6.13	to	6.80
S17
	2008 [7]	4,966,898	6.9997	to	7.0549	34,950,364	5.05	1.35	to	2.30	(30.00)	to	(29.45)
ISC
	2008	6,865,436	6.9325	to	7.0894	48,332,687	5.43	1.30	to	2.50	(31.42)	to	(30.57)
	2007 [6]	3,983,472	10.1431	to	10.2071	40,544,176	1.80	1.35	to	2.10	1.43	to	2.07
FVS
	2008	1,779,602	9.1117	to	13.1231	22,554,357	1.14	1.30	to	2.50	(34.70)	to	(33.89)
	2007	1,960,878	13.8819	to	19.8610	37,692,750	0.66	1.30	to	2.50	(4.83)	to	(3.66)
	2006	1,597,154	14.4771	to	20.6252	32,015,946	0.63	1.30	to	2.50	14.06	to	15.46
	2005	1,065,024	12.6580	to	17.8718	18,622,511	0.75	1.30	to	2.30	6.27	to	7.36
	2004	784,791	11.8836	to	16.6555	12,898,583	0.18	1.25	to	2.30	18.84	to	22.07
SIC
	2008	997,893	8.9508	to	9.0765	8,998,750	6.90	1.35	to	2.10	(13.11)	to	(12.44)
	2007 [6]	556,077	10.3009	to	10.3659	5,745,387	2.79	1.35	to	2.10	3.01	to	3.66
FMS
	2008	10,659,488	8.7183	to	11.2279	116,498,829	3.43	1.30	to	2.35	(38.59)	to	(37.93)
	2007	6,318,116	14.1466	to	18.0981	111,152,728	1.37	1.30	to	2.35	1.03	to	2.13
	2006	3,368,514	13.9177	to	17.7303	58,070,328	1.22	1.30	to	2.35	15.61	to	16.85
	2005	1,886,907	12.0251	to	15.1818	27,978,414	0.87	1.30	to	2.30	8.02	to	9.12
	2004	1,146,446	11.1069	to	13.9198	15,778,515	0.75	1.25	to	2.30	10.03	to	11.15

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31						For the year ended December 31
			Unit Value				Investment	Expense Ratio			Total Return
	Units		lowest to highest			Net Assets	Income Ratio[1]	lowest to highest[2]			lowest to highest[3]

TDM
	2008	6,078,724	$ 8.1300	to	$ 8.4105	$ 50,460,099	2.68%	1.30%	to	2.35%	(53.82	) %	to	(53.32)%
	2007	4,360,786	17.6061	to	18.0187	77,853,382	1.85	1.30	to	2.35	25.74		to	27.10
	2006	511,631	13.9683	to	14.1765	7,216,012	1.18	1.30	to	2.30	25.15		to	26.43
	2005 [5]	82,552	11.1943	to	11.2121	924,837	-	1.35	to	2.30	11.94		to	12.12
FTG
	2008	2,275,331	8.2593	to	11.7171	25,517,931	1.77	1.30	to	2.35	(43.69)		to	(43.08)
	2007	2,128,221	14.6136	to	20.5944	41,968,435	1.30	1.30	to	2.35	(0.07)		to	1.01
	2006	1,134,629	14.5363	to	20.3990	22,093,074	1.21	1.30	to	2.35	18.95		to	20.23
	2005	518,022	12.2061	to	16.9753	8,461,348	0.99	1.30	to	2.30	6.37		to	7.45
	2004 [9]	185,270	11.4492	to	15.8060	2,822,852	1.01	1.25	to	2.30	13.35		to	14.58
FTI
	2008	22,475,438	9.8476	to	12.9916	280,682,732	2.33	1.30	to	2.55	(41.91)		to	(41.16)
	2007	23,555,118	16.8727	to	22.1685	502,292,060	1.98	1.30	to	2.55	12.50		to	13.95
	2006	23,906,416	14.9290	to	19.5344	449,411,615	1.19	1.30	to	2.55	18.36		to	19.87
	2005	15,021,292	12.5557	to	16.3623	236,905,307	1.11	1.30	to	2.55	7.37		to	8.74
	2004	8,240,520	11.6449	to	15.1080	120,369,576	1.01	1.25	to	2.55	15.50		to	16.92
HVD
	2008 [10]	116,273	7.0493	to	7.0906	822,517	19.06	1.35	to	1.90	(29.46)		to	(29.06)
HVG
	2008 [10]	43,321	6.2416	to	6.2781	271,371	1.69	1.35	to	1.90	(39.09)		to	(38.75)
HVI
	2008 [10]	71,105	6.1669	to	6.2162	440,962	10.28	1.35	to	2.10	(39.15)		to	(38.68)
HVE
	2008 [10]	153,543	5.9849	to	6.0328	923,861	5.38	1.35	to	2.10	(41.18)		to	(41.36)
HVM
	2008 [10]	1,521	6.5957	to	6.6343	10,047	3.05	1.35	to	1.90	(35.17)		to	(34.81)
HVC
	2008 [10]	64,289	6.1242	to	6.1732	395,811	1.82	1.35	to	2.10	(40.12)		to	(39.66)
HVS
	2008 [10]	10,776	10.1182	to	10.1611	109,325	9.36	1.35	to	1.75	0.36		to	0.77
HVN
	2008 [10]	36,987	4.7757	to	4.8140	177,544	0.68	1.35	to	2.10	(53.65)		to	(53.30)
HRS
	2008 [10]	34,039	4.8112	to	4.8356	164,218	1.41	1.35	to	2.10	(51.89)		to	(51.64)
HVR
	2008 [10]	22,935	5.8258	to	5.8599	134,085	4.24	1.35	to	1.90	(43.17)		to	(42.85)
HSS
	2008 [10]	107,313	5.8910	to	5.9382	635,831	0.64	1.35	to	2.10	(42.47)		to	(42.03)
LRE
	2008 [7]	2,539,966	5.4621	to	5.5191	13,975,390	6.16	1.30	to	2.55	(45.38)		to	(44.81)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31					For the year ended December 31
			Unit Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio[1]	lowest to highest[2]			lowest to highest[3]

LAV
	2008	2,597,685	$ 9.9573	to	$ 10.4851	$ 26,664,191	0.59%	1.30%	to	2.35%	(30.35)%	to	(29.60)%
	2007	2,132,144	14.3086	to	14.9014	31,216,819	0.58	1.30	to	2.30	4.25	to	5.33
	2006	1,530,051	13.6347	to	14.1549	21,338,547	0.81	1.35	to	2.30	12.01	to	13.10
	2005	673,060	12.1780	to	12.5157	8,330,401	0.45	1.35	to	2.30	4.50	to	5.51
	2004 [9]	344,432	11.6270	to	11.8619	4,063,023	0.73	1.25	to	2.30	13.04	to	16.27
LA1
	2008	32,204,879	8.3720	to	11.6127	357,720,551	1.55	1.30	to	2.55	(38.05)	to	(37.25)
	2007	30,273,162	13.4519	to	18.5163	537,440,084	1.57	1.30	to	2.55	0.79	to	2.09
	2006	17,651,095	13.2854	to	18.1473	306,867,936	1.54	1.30	to	2.55	14.29	to	15.75
	2005	11,563,674	11.5708	to	15.6855	174,257,651	1.17	1.30	to	2.55	0.62	to	1.91
	2004	8,986,821	11.4511	to	15.3996	133,211,678	1.31	1.25	to	2.55	9.77	to	14.82
LA9
	2008	4,668,640	8.4333	to	9.7176	41,167,153	-	1.30	to	2.55	(39.83)	to	(39.05)
	2007	5,069,578	14.0149	to	15.9436	73,578,930	-	1.30	to	2.55	18.17	to	19.70
	2006	4,902,578	11.8596	to	13.3200	59,707,503	-	1.30	to	2.55	5.15	to	6.50
	2005	2,675,259	11.2788	to	12.5076	30,716,359	-	1.30	to	2.55	1.96	to	3.27
	2004 [9]	1,203,674	11.0616	to	12.1119	13,428,847	-	1.25	to	2.55	8.39	to	21.12
LA2
	2008	5,303,970	8.0841	to	11.2837	57,317,730	1.26	1.30	to	2.55	(40.91)	to	(40.15)
	2007	5,809,005	13.6038	to	18.8622	105,217,891	0.47	1.30	to	2.55	(2.00)	to	(0.73)
	2006	4,471,238	13.7695	to	19.0113	81,834,682	0.63	1.30	to	2.55	9.38	to	10.78
	2005	2,743,587	12.5489	to	17.1707	45,585,122	0.51	1.30	to	2.55	5.47	to	6.82
	2004	2,592,930	11.8315	to	16.0827	40,628,899	0.51	1.25	to	2.55	18.32	to	22.36
MF7
	2008	4,635,465	8.7578	to	11.6903	51,141,515	6.74	1.00	to	2.50	(13.00)	to	(11.66)
	2007	6,110,178	9.9948	to	13.2334	76,655,526	5.69	1.00	to	2.55	(0.05)	to	2.24
	2006	6,133,332	10.5636	to	12.9429	75,695,316	5.91	1.00	to	2.55	2.20	to	3.82
	2005	6,270,011	10.3358	to	12.4661	75,047,190	5.84	1.00	to	2.55	(0.99)	to	0.58
	2004	6,078,648	10.4393	to	12.3943	72,842,791	5.91	1.00	to	2.55	3.20	to	4.85
BDS
	2008	5,203,097	12.3042	to	13.7497	69,202,403	7.02	1.15	to	1.85	(12.19)	to	(11.55)
	2007	6,896,916	14.1153	to	15.5456	103,879,319	6.26	1.15	to	1.85	1.60	to	2.35
	2006	8,059,857	13.7634	to	15.1894	119,031,240	6.18	1.15	to	1.85	3.26	to	4.00
	2005	9,925,405	13.3159	to	14.6046	141,413,865	6.16	1.15	to	1.85	(0.12)	to	0.60
	2004	11,381,676	13.3189	to	14.5404	161,562,164	6.19	1.15	to	1.85	4.28	to	5.04
MFD
	2008	2,225,709	6.0658	to	10.3830	14,426,457	0.17	1.00	to	2.30	(38.67)	to	(37.85)
	2007	2,498,904	9.8452	to	16.7408	26,279,858	-	1.00	to	2.30	8.36	to	9.81
	2006	3,012,379	9.0437	to	15.2763	29,113,014	-	1.00	to	2.30	3.62	to	5.00
	2005	3,518,217	8.6877	to	14.5788	32,540,878	0.37	1.00	to	2.30	(1.67)	to	(0.37)
	2004	3,522,979	8.7952	to	14.6624	32,971,898	-	1.00	to	2.10	8.23	to	9.67

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31					For the year ended December 31
			Unit Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio[1]	lowest to highest[2]			lowest to highest[3]

CAS
	2008	20,862,870	$ 3.8114	to	$ 19.2780	$ 197,442,108	0.50%	1.00%	to	1.85%	(38.19	) %	to	(37.66	) %
	2007	26,120,429	6.1637	to	33.9807	385,511,764	0.20	1.00	to	1.85	9.07		to	10.02
	2006	33,490,792	5.6481	to	28.3245	450,366,226	0.20	1.00	to	1.85	4.41		to	5.31
	2005	41,628,520	5.4069	to	26.9998	548,698,901	0.64	1.00	to	1.85	(0.95)		to	(0.09)
	2004	41,868,827	5.4557	to	27.1281	564,955,111	0.06	1.00	to	1.85	8.96		to	9.91
MFF
	2008	1,316,168	7.3320	to	12.8024	11,206,403	-	1.00	to	2.30	(38.97)		to	(38.16)
	2007	1,464,903	11.9589	to	20.7435	20,689,801	-	1.00	to	2.30	18.20		to	19.78
	2006	1,615,364	10.0706	to	17.3526	18,737,905	-	1.00	to	2.30	5.23		to	6.62
	2005	1,747,003	9.5267	to	16.3077	18,519,452	-	1.00	to	2.30	6.40		to	7.81
	2004	1,863,783	8.9127	to	15.1566	18,305,802	-	1.00	to	2.25	10.36		to	11.83
EGS
	2008	14,615,786	3.8453	to	16.3806	119,597,619	0.25	1.00	to	1.85	(38.50)		to	(37.96)
	2007	18,485,750	6.2491	to	26.5065	238,240,356	-	1.00	to	1.85	18.99		to	20.03
	2006	24,616,070	5.2490	to	22.1693	263,364,457	-	1.00	to	1.85	6.03		to	6.94
	2005	30,633,904	4.9480	to	20.8097	315,569,435	-	1.00	to	1.85	7.12		to	8.05
	2004	37,868,174	4.6166	to	19.3335	375,214,309	-	1.00	to	1.85	11.14		to	12.11
EM1
	2008	710,442	8.1987	to	19.6098	8,295,305	1.08	1.15	to	2.50	(56.32)		to	(55.71)
	2007	808,424	18.7701	to	44.3000	22,821,441	1.85	1.15	to	2.50	31.88		to	33.72
	2006	813,675	14.2242	to	33.1470	18,546,786	0.90	1.15	to	2.50	26.66		to	28.41
	2005	441,657	11.2417	to	25.8270	10,352,754	0.51	1.15	to	2.25	12.42		to	34.88
	2004	340,870	15.4356	to	19.1577	6,301,071	0.84	1.15	to	1.85	24.28		to	25.42
EME
	2008	1,900,227	14.3267	to	17.2377	29,955,875	1.39	1.00	to	1.85	(55.93)		to	(55.54)
	2007	2,587,959	32.5066	to	38.9119	91,911,417	2.02	1.00	to	1.85	33.14		to	34.29
	2006	3,300,914	24.4161	to	29.5347	87,687,610	1.12	1.00	to	1.85	27.76		to	28.87
	2005	3,923,235	19.1105	to	22.6447	81,260,933	0.68	1.00	to	1.85	34.24		to	35.40
	2004	3,707,620	14.2359	to	16.7834	57,029,517	1.02	1.00	to	1.85	24.82		to	25.91
GG1
	2008	410,545	13.8804	to	16.2887	6,320,695	7.46	1.15	to	2.05	7.86		to	8.85
	2007	284,890	12.8359	to	15.0094	4,022,897	-	1.15	to	1.85	6.46		to	7.23
	2006	283,792	10.4123	to	14.0408	3,762,442	-	1.15	to	1.85	2.77		to	3.50
	2005	327,850	11.8827	to	13.6067	4,232,469	10.41	1.15	to	1.85	(9.20)		to	(8.56)
	2004	340,389	13.0273	to	14.9250	4,820,154	12.26	1.15	to	1.85	7.76		to	8.53
GGS
	2008	1,783,352	15.5702	to	22.3616	33,534,157	8.21	1.00	to	1.85	8.36		to	9.30
	2007	1,951,821	14.3685	to	25.1849	33,658,588	-	1.00	to	1.85	6.68		to	7.61
	2006	2,234,976	13.4688	to	19.1593	36,201,209	-	1.00	to	1.85	3.03		to	3.92
	2005	2,809,654	13.0728	to	18.5077	43,876,264	10.70	1.00	to	1.85	(8.92)		to	(8.13)
	2004	3,280,149	14.3527	to	20.2232	56,460,907	12.59	1.00	to	1.85	8.02		to	8.96

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31					For the year ended December 31
			Unit Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio[1]	lowest to highest[2]			lowest to highest[3]

GG2
	2008	440,668	$ 9.3883	to	$ 13.1983	$ 4,602,950	0.76%	1.00%	to	2.30%	(40.48)%	to	(39.68)%
	2007	494,318	15.6997	to	21.9248	8,590,818	1.43	1.00	to	2.10	10.65	to	11.90
	2006	548,900	14.1520	to	19.6328	8,624,775	0.33	1.00	to	2.10	14.55	to	15.84
	2005	552,979	12.3227	to	16.9829	7,538,233	0.23	1.00	to	2.10	7.44	to	8.64
	2004	614,351	11.4406	to	15.6639	7,740,130	0.31	1.00	to	2.10	12.75	to	14.25
GGR
	2008	4,323,307	6.5693	to	20.2403	59,243,931	1.03	1.00	to	1.85	(40.07)	to	(39.55)
	2007	5,626,403	10.9557	to	33.6111	124,791,013	1.69	1.00	to	1.85	11.17	to	12.13
	2006	7,063,308	9.8502	to	30.0902	140,323,466	0.56	1.00	to	1.85	15.21	to	16.20
	2005	8,221,692	8.5455	to	25.9940	145,928,483	0.47	1.00	to	1.85	8.00	to	8.94
	2004	9,885,010	7.9081	to	23.9533	165,248,378	0.48	1.00	to	1.85	13.47	to	14.45
GT2
	2008	873,958	13.6216	to	15.4312	12,354,205	5.24	1.15	to	1.85	(17.15)	to	(16.56)
	2007	1,161,693	16.4422	to	18.5035	19,774,396	1.99	1.15	to	2.05	6.39	to	7.37
	2006	1,149,650	14.9739	to	17.2425	18,291,763	0.66	1.15	to	2.05	14.52	to	15.57
	2005	1,195,804	13.4408	to	14.9273	16,498,684	3.81	1.00	to	2.05	1.42	to	2.51
	2004	1,049,400	13.2252	to	14.5915	14,165,553	2.33	1.15	to	2.05	14.47	to	15.53
GTR
	2008	4,598,290	13.1070	to	25.2490	89,967,387	5.42	1.15	to	1.85	(16.99)	to	(16.39)
	2007	6,117,487	15.7818	to	30.2720	140,411,531	2.22	1.15	to	1.85	6.84	to	7.62
	2006	7,258,332	14.7633	to	28.1974	156,233,915	0.92	1.15	to	1.85	15.11	to	15.95
	2005	8,201,461	12.8186	to	24.3793	156,049,255	4.27	1.15	to	1.85	1.85	to	2.59
	2004	8,363,603	12.5796	to	23.8232	160,297,490	2.50	1.15	to	1.85	14.94	to	15.78
MFK
	2008	19,623,926	10.9374	to	13.3271	236,492,256	5.08	1.00	to	2.55	5.53	to	7.21
	2007	24,954,225	10.3645	to	12.4309	281,758,050	4.76	1.00	to	2.55	4.17	to	5.83
	2006	25,308,705	9.9499	to	11.7457	272,332,913	4.56	1.00	to	2.55	0.84	to	2.44
	2005	19,255,861	9.8669	to	11.4658	205,291,955	4.32	1.00	to	2.55	(0.59)	to	0.99
	2004	15,785,190	9.9252	to	11.3535	169,069,438	5.19	1.00	to	2.55	0.86	to	2.51
GSS
	2008	12,130,442	13.8850	to	22.2887	213,486,283	5.57	1.15	to	1.85	6.53	to	7.31
	2007	15,336,252	13.0202	to	24.6917	247,658,015	5.01	1.00	to	1.85	5.19	to	6.10
	2006	18,582,159	12.3657	to	19.7009	283,320,766	5.07	1.00	to	1.85	1.77	to	2.65
	2005	22,849,712	12.1380	to	19.2660	344,042,581	4.75	1.00	to	1.85	0.42	to	1.28
	2004	26,991,543	12.0756	to	19.0953	406,733,201	5.63	1.00	to	1.85	1.84	to	2.72
MFC
	2008	9,170,448	7.8311	to	10.4078	91,248,270	9.27	1.00	to	2.55	(31.44)	to	(30.35)
	2007	9,231,715	11.3703	to	14.9734	132,587,722	7.08	1.00	to	2.55	(1.04)	to	0.54
	2006	8,020,269	11.4368	to	14.9231	114,743,896	8.08	1.00	to	2.55	7.25	to	8.95
	2005	7,227,900	10.6154	to	13.7254	95,167,528	7.45	1.00	to	2.55	(0.66)	to	0.92
	2004	7,034,638	10.6489	to	13.6280	92,066,666	6.45	1.00	to	2.55	6.49	to	8.27

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31					For the year ended December 31
			Unit Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio[1]	lowest to highest[2]			lowest to highest[3]

HYS
	2008	6,745,555	$ 8.8989	to	$ 17.5591	$ 78,775,038	9.54%	1.00%	to	1.85%	(30.97)%	to	(30.37)%
	2007	8,811,448	12.8913	to	30.7416	145,304,823	7.61	1.00	to	1.85	0.03	to	0.90
	2006	11,347,579	12.8873	to	25.1862	186,188,557	8.37	1.00	to	1.85	8.36	to	9.29
	2005	14,094,783	11.8935	to	23.1337	214,798,743	8.45	1.00	to	1.85	0.31	to	1.17
	2004	17,473,238	11.8536	to	22.9531	267,795,978	7.78	1.00	to	1.85	7.51	to	8.45
IG1
	2008	1,645,540	6.9084	to	15.6748	16,461,538	1.09	1.00	to	2.10	(41.23)	to	(40.56)
	2007	1,455,023	11.7343	to	26.4253	26,435,969	1.10	1.00	to	2.30	13.87	to	18.28
	2006	1,126,228	17.9775	to	23.0061	20,902,161	0.45	1.00	to	2.05	23.18	to	24.50
	2005	1,221,898	14.5644	to	18.5160	18,247,713	0.70	1.00	to	2.05	12.28	to	13.48
	2004	1,328,474	12.9450	to	16.3494	17,567,913	0.38	1.00	to	2.05	16.14	to	17.39
IGS
	2008	5,162,799	9.7806	to	13.5618	59,050,183	1.33	1.00	to	1.85	(40.94)	to	(40.43)
	2007	6,494,572	16.5529	to	22.7974	124,612,558	1.41	1.00	to	1.85	14.42	to	15.41
	2006	7,850,731	14.4597	to	19.7805	131,169,208	0.68	1.00	to	1.85	23.72	to	24.78
	2005	8,840,529	11.6819	to	15.8737	119,334,575	0.93	1.00	to	1.85	12.79	to	13.76
	2004	9,969,224	10.3519	to	13.9724	119,165,042	0.56	1.00	to	1.85	16.73	to	17.75
MI1
	2008	22,385,237	7.2338	to	17.6653	167,431,706	0.93	1.15	to	2.35	(33.19)	to	(32.37)
	2007	18,793,055	10.8274	to	26.1320	211,701,396	0.76	1.15	to	2.35	4.83	to	9.23
	2006	703,270	20.2099	to	24.7123	14,701,003	1.07	1.15	to	2.05	26.32	to	27.47
	2005	661,889	15.9668	to	19.3959	10,873,687	0.88	1.15	to	1.85	12.81	to	13.62
	2004	464,476	14.1533	to	17.0802	6,685,849	0.67	1.15	to	1.85	25.37	to	26.27
MII
	2008	3,503,901	12.4412	to	19.7453	56,116,944	1.05	1.00	to	1.85	(32.68)	to	(32.10)
	2007	4,858,869	18.4723	to	29.1921	113,714,035	1.65	1.00	to	1.85	5.35	to	6.27
	2006	5,838,111	17.5246	to	27.5761	129,700,838	1.24	1.00	to	1.85	26.84	to	27.94
	2005	5,984,457	13.8089	to	21.6372	105,062,829	1.11	1.00	to	1.85	13.09	to	14.07
	2004	5,206,659	12.2041	to	19.0416	82,150,477	0.73	1.00	to	1.85	25.65	to	26.74
M1B
	2008	6,598,033	6.4453	to	9.9977	53,180,723	0.34	1.00	to	2.55	(38.96)	to	(37.98)
	2007	8,274,394	10.4829	to	16.1531	107,971,328	-	1.00	to	2.55	8.41	to	10.15
	2006	6,763,495	9.6001	to	14.6951	78,640,745	-	1.00	to	2.55	4.68	to	6.34
	2005	7,285,892	9.1054	to	13.8464	78,659,290	0.28	1.00	to	2.55	1.51	to	3.12
	2004	7,277,585	8.9065	to	13.4550	75,706,711	-	1.00	to	2.55	6.56	to	8.26
MIS
	2008	22,457,175	4.3169	to	7.8323	134,937,104	0.63	1.00	to	1.85	(38.38)	to	(37.85)
	2007	30,064,891	7.0025	to	12.6193	286,174,371	0.36	1.00	to	1.85	9.46	to	10.41
	2006	35,387,641	6.3943	to	11.4456	309,578,994	0.10	1.00	to	1.85	5.68	to	6.59
	2005	43,809,878	6.0476	to	10.7527	365,666,252	0.52	1.00	to	1.85	2.45	to	3.33
	2004	52,900,145	5.9002	to	10.4204	431,900,622	0.07	1.00	to	1.85	7.58	to	8.51

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31					For the year ended December 31
			Unit Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio[1]	lowest to highest[2]			lowest to highest[3]

MFL
	2008	17,800,165	$ 7.5820	to	$ 11.0833	$ 177,022,413	1.22%	1.00%	to	2.55%	(36.78)%	to	(35.77)%
	2007	19,982,665	11.9080	to	17.2918	310,717,943	1.00	1.00	to	2.55	2.98	to	4.63
	2006	19,922,745	11.4804	to	16.5607	295,643,335	0.60	1.00	to	2.55	10.17	to	11.91
	2005	14,452,676	10.3470	to	14.8278	185,054,959	0.84	1.00	to	2.55	4.69	to	6.35
	2004	7,171,814	9.8134	to	13.9709	75,087,391	0.83	1.00	to	2.25	9.16	to	14.32
MIT
	2008	28,659,325	6.3519	to	22.7364	312,978,185	1.52	1.00	to	1.85	(36.16)	to	(35.60)
	2007	36,869,229	9.9446	to	35.4439	616,787,038	1.18	1.00	to	1.85	3.98	to	4.88
	2006	47,922,260	9.5591	to	33.9245	759,598,902	0.82	1.00	to	1.85	11.21	to	12.17
	2005	59,467,044	8.5910	to	30.3594	858,600,168	0.97	1.00	to	1.85	5.72	to	6.63
	2004	71,195,865	8.1222	to	28.5811	993,646,065	1.03	1.00	to	1.85	9.91	to	10.86
MC1
	2008	2,534,232	3.9148	to	8.7136	14,019,215	-	1.00	to	2.50	(52.65)	to	(51.92)
	2007	2,822,330	8.2136	to	18.1607	31,670,209	-	1.00	to	2.55	6.78	to	8.49
	2006	3,386,735	7.6371	to	16.7744	35,351,366	-	1.00	to	2.55	(0.40)	to	1.18
	2005	3,978,465	7.6135	to	16.6129	40,389,836	-	1.00	to	2.55	0.16	to	1.75
	2004	4,467,480	7.5470	to	16.3597	44,072,943	-	1.00	to	2.55	11.36	to	13.14
MCS
	2008	5,304,731	2.7880	to	3.0536	15,794,789	-	1.15	to	1.85	(52.25)	to	(51.90)
	2007	7,235,851	5.8323	to	6.3480	44,914,140	-	1.15	to	1.85	7.80	to	8.59
	2006	9,323,613	5.4047	to	5.8972	53,469,128	-	1.15	to	1.85	0.45	to	1.18
	2005	12,048,420	5.3749	to	5.7777	68,651,430	-	1.15	to	1.85	1.20	to	1.93
	2004	14,935,080	5.3057	to	5.6681	83,825,087	-	1.15	to	1.85	12.50	to	13.32
MCV
	2008	1,163,909	7.7492	to	10.8513	11,046,492	1.14	1.15	to	2.50	(43.77)	to	(42.98)
	2007	1,314,251	13.7171	to	19.0418	21,843,631	-	1.15	to	2.55	(1.00)	to	0.43
	2006	1,467,221	13.7842	to	18.9695	24,368,309	-	1.15	to	2.55	8.19	to	9.74
	2005	1,682,084	12.6762	to	17.2950	25,549,351	-	1.15	to	2.55	4.67	to	6.17
	2004	1,649,863	12.0488	to	16.2981	23,975,740	-	1.15	to	2.55	18.64	to	20.35
MM1
	2008	22,125,007	9.9147	to	10.8617	228,570,494	1.77	1.00	to	2.55	(0.80)	to	0.78
	2007	21,267,373	9.9894	to	10.7777	219,489,293	4.47	1.00	to	2.55	1.91	to	3.54
	2006	15,330,003	9.7773	to	10.4095	153,918,543	4.28	1.00	to	2.55	1.68	to	3.29
	2005	11,958,338	9.5912	to	10.1022	117,199,576	2.49	1.00	to	2.55	(0.14)	to	1.44
	2004	8,633,307	9.5804	to	9.9889	84,038,433	0.64	1.00	to	2.55	(2.00)	to	(0.11)
MMS
	2008	15,465,643	10.7978	to	14.4657	198,802,618	2.02	1.00	to	1.85	0.14	to	1.01
	2007	14,742,422	10.7767	to	16.0468	188,524,112	4.78	1.00	to	1.85	2.90	to	3.80
	2006	14,751,948	10.3731	to	13.9040	182,628,575	4.56	1.00	to	1.85	2.66	to	3.55
	2005	15,938,732	10.1733	to	13.4788	191,927,367	2.67	1.00	to	1.85	0.82	to	1.70
	2004	19,134,186	10.0645	to	13.3052	228,260,816	0.80	1.00	to	1.85	(1.04)	to	(0.19)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31					For the year ended December 31
			Unit Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio[1]	lowest to highest[2]			lowest to highest[3]

M1A
	2008	8,571,360	$ 6.2340	to	$ 10.1266	$ 77,933,950	-%	1.00%	to	2.55%	(41.31)%	to	(40.37)%
	2007	9,051,054	10.5672	to	17.0170	138,196,204	-	1.00	to	2.55	(0.35)	to	1.25
	2006	8,544,360	10.5494	to	16.8413	128,060,378	-	1.00	to	2.55	10.02	to	11.77
	2005	6,422,025	9.5394	to	15.0983	82,239,579	-	1.00	to	2.55	2.29	to	3.91
	2004	4,707,914	9.2786	to	14.5596	54,151,676	-	1.00	to	2.55	4.47	to	26.21
NWD
	2008	6,367,778	5.1269	to	10.2431	45,645,465	-	1.00	to	1.85	(40.70)	to	(40.18)
	2007	8,362,104	8.6186	to	17.1469	99,019,794	-	1.00	to	1.85	0.65	to	1.53
	2006	10,624,368	8.5367	to	16.9125	125,408,472	-	1.00	to	1.85	11.08	to	12.04
	2005	12,797,342	7.6617	to	15.1157	137,501,927	-	1.00	to	1.85	3.27	to	4.16
	2004	15,598,558	7.3969	to	14.5325	164,314,000	-	1.00	to	1.85	5.49	to	6.41
RE1
	2008	1,840,427	7.7566	to	11.9309	17,668,776	0.37	1.10	to	2.30	(38.03)	to	(37.27)
	2007	1,853,837	12.4596	to	19.0382	28,036,878	0.61	1.10	to	2.30	10.36	to	11.72
	2006	2,112,711	11.2383	to	17.0586	28,453,629	0.42	1.10	to	2.30	7.79	to	9.11
	2005	2,260,668	10.3786	to	15.6503	27,431,958	0.37	1.10	to	2.25	5.29	to	6.53
	2004	2,212,955	9.8168	to	14.7062	24,899,828	0.76	1.10	to	2.10	13.05	to	17.40
RES
	2008	11,057,121	5.4090	to	18.0325	129,451,544	0.67	1.15	to	1.85	(37.61)	to	(37.16)
	2007	14,094,806	8.6654	to	28.7651	257,818,176	0.84	1.15	to	1.85	11.13	to	11.94
	2006	18,185,522	7.7933	to	25.7598	297,727,331	0.66	1.15	to	1.85	8.52	to	9.30
	2005	23,187,138	7.1781	to	23.6255	352,950,696	0.58	1.15	to	1.85	6.02	to	6.78
	2004	28,414,936	6.7673	to	22.1793	416,020,180	0.93	1.15	to	1.85	13.68	to	14.51
RG1
	2008	2,883,536	6.4648	to	11.3256	21,338,733	0.44	1.00	to	2.30	(40.21)	to	(39.41)
	2007	2,707,973	10.8166	to	18.7295	34,458,186	0.16	1.00	to	2.25	6.17	to	8.99
	2006	979,416	12.3578	to	17.4884	12,643,624	0.41	1.00	to	2.05	11.12	to	12.31
	2005	870,283	11.1213	to	15.6035	9,951,870	0.44	1.10	to	2.05	4.21	to	5.22
	2004	905,199	10.6715	to	14.8441	9,872,571	0.47	1.10	to	2.05	11.94	to	13.03
RGS
	2008	11,214,418	6.9635	to	10.7101	95,812,820	0.65	1.00	to	1.85	(39.77)	to	(39.24)
	2007	14,862,669	11.5494	to	17.6526	208,241,408	0.23	1.00	to	1.85	6.69	to	7.62
	2006	6,003,584	10.8138	to	16.4253	77,970,401	0.60	1.00	to	1.85	11.64	to	12.60
	2005	6,688,530	9.7530	to	14.6071	78,190,704	0.69	1.00	to	1.85	4.59	to	5.49
	2004	7,171,116	9.2426	to	13.8656	80,437,148	0.67	1.00	to	1.85	12.50	to	13.48
RI1
	2008	7,836,028	10.4310	to	14.5578	107,197,293	1.49	1.00	to	2.55	(44.07)	to	(43.17)
	2007	7,944,489	18.5446	to	25.6706	191,456,875	0.92	1.00	to	2.55	9.92	to	11.67
	2006	6,902,034	16.7358	to	23.0340	148,626,673	0.93	1.00	to	2.55	24.02	to	25.98
	2005	5,123,155	13.4517	to	18.3201	87,231,876	0.59	1.15	to	2.55	13.24	to	14.86
	2004	4,045,282	11.8126	to	15.9581	59,726,643	0.38	1.15	to	2.55	17.87	to	19.57

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31					For the year ended December 31
			Unit Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio[1]	lowest to highest[2]			lowest to highest[3]

RIS
	2008	3,693,283	$ 8.9085	to	$ 15.9949	$ 40,321,119	1.80%	1.15%	to	1.85%	(43.56)%	to	(43.14)%
	2007	5,162,219	15.7747	to	28.1322	98,199,663	1.14	1.15	to	1.85	11.05	to	11.86
	2006	6,522,015	14.1980	to	25.1497	111,472,872	1.14	1.15	to	1.85	25.12	to	26.03
	2005	6,756,158	11.3347	to	19.9559	91,829,693	0.79	1.15	to	1.85	14.41	to	15.24
	2004	7,228,881	9.8769	to	17.3169	85,264,194	0.48	1.15	to	1.85	18.95	to	19.82
SI1
	2008	956,921	10.6423	to	11.7277	10,869,245	8.07	1.15	to	2.30	(15.21)	to	(14.21)
	2007	1,425,992	12.5520	to	13.6707	18,942,966	5.10	1.15	to	2.30	0.85	to	2.04
	2006	1,662,083	11.2160	to	13.5062	21,695,648	5.71	1.15	to	2.30	4.01	to	5.23
	2005	1,805,113	11.9667	to	12.7313	22,487,758	6.66	1.15	to	2.30	(0.72)	to	0.44
	2004	1,930,592	12.0538	to	12.6752	24,035,088	5.67	1.15	to	2.25	5.34	to	6.59
SIS
	2008	2,463,406	11.4995	to	12.5692	29,958,353	8.29	1.15	to	1.85	(14.66)	to	(14.04)
	2007	3,392,931	13.4684	to	14.6222	48,007,878	5.51	1.15	to	1.85	1.56	to	2.30
	2006	3,797,869	13.2544	to	14.2929	52,671,180	6.07	1.15	to	1.85	4.74	to	5.50
	2005	4,397,877	12.6479	to	13.5477	58,018,808	7.12	1.15	to	1.85	0.01	to	0.73
	2004	4,922,159	12.6404	to	13.4491	64,706,617	4.80	1.15	to	1.85	6.04	to	6.81
SVS
	2008	322,503	6.4839	to	9.5447	2,554,715	0.98	1.15	to	2.35	(44.14)	to	(43.45)
	2007	511,648	11.5718	to	16.8871	7,210,023	1.52	1.15	to	2.35	(4.92)	to	(3.75)
	2006	611,352	12.1335	to	17.5537	8,983,508	0.55	1.15	to	2.35	11.25	to	12.62
	2005	796,494	10.8728	to	15.5949	10,531,335	0.75	1.15	to	2.30	(3.00)	to	(1.86)
	2004	847,507	11.1803	to	15.8984	11,455,484	0.23	1.15	to	2.25	15.05	to	16.41
TE1
	2008	183,490	5.1259	to	11.3963	989,205	-	1.15	to	1.85	(52.00)	to	(51.66)
	2007	314,493	10.6793	to	23.5856	3,552,821	-	1.15	to	2.05	17.53	to	18.61
	2006	332,775	9.0680	to	19.8947	3,147,970	-	1.15	to	1.85	19.35	to	20.20
	2005	419,282	7.5980	to	16.5602	3,377,159	-	1.15	to	1.85	4.07	to	4.81
	2004	482,254	7.3009	to	15.8084	3,633,413	-	1.15	to	1.85	(0.13)	to	0.79
TEC
	2008	3,206,181	2.3219	to	2.6520	8,055,874	-	1.15	to	1.85	(51.83)	to	(51.49)
	2007	4,080,642	4.8154	to	5.4664	21,166,638	-	1.15	to	1.85	17.99	to	18.83
	2006	4,306,342	4.0772	to	4.6453	18,818,345	-	1.15	to	1.85	19.72	to	20.57
	2005	5,244,561	3.4021	to	3.8152	18,988,564	-	1.15	to	1.85	4.23	to	4.99
	2004	6,675,608	3.2606	to	3.6344	23,074,612	-	1.15	to	1.85	0.54	to	1.27
MFJ
	2008	53,879,494	9.4214	to	11.9241	605,101,294	3.15	1.00	to	2.55	(23.74)	to	(22.52)
	2007	57,895,390	12.2852	to	15.4222	840,502,026	2.67	1.00	to	2.55	1.41	to	3.03
	2006	53,249,495	12.0173	to	14.9995	751,331,290	2.50	1.00	to	2.55	9.06	to	10.79
	2005	49,480,358	10.9837	to	13.5657	629,492,828	2.32	1.00	to	2.55	0.20	to	1.79
	2004	35,062,662	10.9007	to	13.3545	433,233,722	2.17	1.00	to	2.55	8.30	to	10.03

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31					For the year ended December 31
			Unit Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio[1]	lowest to highest[2]			lowest to highest[3]

TRS
	2008	29,892,193	$ 10.5464	to	$ 27.0755	$ 537,334,088	3.47%	1.15%	to	1.85%	(23.01)%	to	(22.45)%
	2007	39,711,318	13.6838	to	42.0157	899,656,744	3.01	1.15	to	1.85	2.38	to	3.13
	2006	49,201,194	13.3518	to	34.0206	1,081,166,349	2.82	1.15	to	1.85	10.15	to	10.95
	2005	61,210,836	12.1091	to	30.7387	1,229,097,435	2.66	1.15	to	1.85	1.12	to	1.85
	2004	70,122,337	11.9625	to	30.2533	1,417,695,061	2.52	1.00	to	1.85	9.40	to	10.35
MFE
	2008	3,731,129	13.0308	to	22.6677	72,955,216	1.66	1.00	to	2.35	(38.74)	to	(37.88)
	2007	3,613,171	21.1610	to	36.5673	109,039,810	1.09	1.00	to	2.35	25.25	to	26.99
	2006	2,880,540	16.8080	to	28.8532	64,951,521	2.61	1.00	to	2.35	28.87	to	30.65
	2005	2,310,367	12.9764	to	22.1297	37,623,081	0.76	1.00	to	2.30	14.35	to	15.81
	2004	1,823,681	11.3020	to	19.1479	24,246,657	1.74	1.00	to	2.25	21.17	to	28.71
UTS
	2008	8,400,706	10.9193	to	34.6333	155,230,961	1.91	1.15	to	1.85	(38.23)	to	(37.78)
	2007	11,423,450	17.6690	to	55.8021	329,601,898	1.34	1.15	to	1.85	26.19	to	27.11
	2006	14,522,188	13.9930	to	44.0096	327,399,609	2.98	1.15	to	1.85	29.84	to	30.78
	2005	16,956,503	10.7441	to	33.7338	299,205,027	0.99	1.15	to	1.85	15.13	to	15.96
	2004	18,353,815	9.3039	to	29.1618	285,330,031	1.95	1.15	to	1.85	27.96	to	28.89
MV1
	2008	13,424,854	9.6688	to	13.0299	159,243,510	1.45	1.00	to	2.55	(34.59)	to	(33.54)
	2007	8,166,089	14.7056	to	19.6462	138,202,958	1.35	1.00	to	2.55	4.91	to	6.59
	2006	8,782,638	13.9154	to	18.4691	138,689,478	1.28	1.00	to	2.55	17.59	to	19.46
	2005	9,478,274	11.7960	to	15.4922	124,900,820	1.19	1.00	to	2.55	3.64	to	5.28
	2004	9,411,407	11.3265	to	14.7447	117,692,787	1.14	1.00	to	2.55	12.24	to	14.03
MVS
	2008	9,654,222	9.9861	to	14.3424	124,630,580	1.92	1.15	to	1.85	(33.90)	to	(33.41)
	2007	13,437,738	15.0910	to	21.5393	258,734,352	1.62	1.15	to	1.85	5.92	to	6.69
	2006	17,360,967	14.2333	to	20.1884	314,343,755	1.54	1.15	to	1.85	18.73	to	19.59
	2005	20,463,991	11.9762	to	16.8820	311,868,666	1.40	1.15	to	1.85	4.63	to	5.39
	2004	22,855,509	11.4346	to	16.0188	332,260,043	1.30	1.00	to	1.85	13.38	to	14.36
OBV
	2008	626,984	5.6546	to	5.7342	3,574,079	1.96	1.35	to	2.10	(44.81)	to	(44.38)
	2007 [6]	199,285	10.2449	to	10.3095	2,048,287	0.09	1.35	to	2.10	2.45	to	3.10
OCA
	2008	2,290,263	7.1367	to	9.7242	21,043,470	-	1.30	to	2.55	(47.05)	to	(46.37)
	2007	2,405,555	13.4033	to	18.1418	41,294,194	0.01	1.30	to	2.55	10.94	to	12.37
	2006	2,590,414	11.9843	to	16.1528	39,813,448	0.18	1.30	to	2.55	4.94	to	6.29
	2005	2,328,976	11.4153	to	15.2053	33,917,242	0.71	1.30	to	2.55	2.20	to	3.50
	2004	2,178,624	12.2953	to	14.6981	30,806,058	0.22	1.25	to	2.55	3.89	to	5.17
OGG
	2008	2,451,893	9.4003	to	9.9232	23,751,907	1.28	1.30	to	2.30	(41.71)	to	(41.11)
	2007	2,653,815	16.1268	to	16.8504	43,790,664	1.05	1.30	to	2.30	3.63	to	4.69
	2006	1,996,825	15.4407	to	16.0948	31,585,162	0.68	1.30	to	2.30	14.67	to	15.84
	2005	991,457	13.5710	to	13.8938	13,587,975	0.67	1.30	to	2.30	11.44	to	12.58
	2004 [9]	514,788	12.1774	to	12.3035	6,301,890	0.10	1.25	to	2.30	16.14	to	17.27

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31					For the year ended December 31
			Unit Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio[1]	lowest to highest[2]			lowest to highest[3]

OMG
	2008	48,485,735	$ 7.9130	to	$ 10.0143	$ 465,958,080	1.23%	1.30%	to	2.55%	(40.20)%	to	(39.43)%
	2007	44,367,479	13.1710	to	16.5411	706,504,514	0.74	1.30	to	2.55	1.48	to	2.79
	2006	31,198,650	12.9188	to	16.1003	484,702,859	0.79	1.30	to	2.55	11.84	to	13.27
	2005	17,938,766	11.4982	to	14.2212	246,848,978	0.91	1.30	to	2.55	3.05	to	4.37
	2004	8,686,835	11.1107	to	13.6327	114,799,188	0.25	1.25	to	2.55	6.36	to	11.40
OMS
	2008	760,213	8.8544	to	12.3428	9,053,263	0.28	1.30	to	2.30	(39.44)	to	(38.81)
	2007	870,402	14.5452	to	20.1827	17,001,852	0.17	1.30	to	2.30	(3.67)	to	(2.68)
	2006	925,673	14.9139	to	20.7493	18,678,581	0.02	1.30	to	2.30	12.03	to	13.17
	2005	595,796	13.3787	to	18.3437	10,694,455	-	1.35	to	2.30	7.20	to	8.24
	2004	489,698	15.2353	to	16.9475	8,170,089	-	1.25	to	2.30	16.43	to	17.57
PMB
	2008	593,875	11.0277	to	17.3159	9,715,387	6.51	1.30	to	2.15	(16.44)	to	(15.71)
	2007	635,006	13.1766	to	20.5534	12,385,714	5.76	1.30	to	2.25	3.43	to	4.44
	2006	534,239	12.6765	to	19.6898	9,997,829	5.39	1.30	to	2.25	6.82	to	7.86
	2005	290,180	11.8652	to	18.2643	5,141,808	5.13	1.35	to	2.25	8.30	to	9.29
	2004 [9]	96,856	15.8431	to	16.7115	1,583,863	4.20	1.25	to	2.25	9.59	to	10.61
PLD
	2008	57,102,477	10.0528	to	10.6962	599,061,553	4.09	1.30	to	2.55	(2.96)	to	(1.71)
	2007	80,692,069	10.3597	to	10.8883	864,760,462	4.75	1.30	to	2.55	4.62	to	5.97
	2006	45,681,184	9.9020	to	10.2799	463,694,126	4.25	1.30	to	2.55	1.33	to	2.63
	2005	23,604,352	9.7717	to	10.0216	234,513,041	2.90	1.30	to	2.55	(1.56)	to	(0.30)
	2004 [9]	11,851,375	9.9261	to	10.0564	118,663,580	1.46	1.25	to	2.55	(0.75)	to	0.47
PRR
	2008	9,486,271	10.1007	to	12.1928	112,568,613	3.52	1.30	to	2.55	(9.43)	to	(8.27)
	2007	4,125,528	11.0670	to	13.2982	53,416,156	4.64	1.30	to	2.35	8.05	to	9.22
	2006	3,162,459	10.1108	to	12.1816	37,613,046	4.23	1.30	to	2.35	(1.65)	to	(0.59)
	2005	2,712,386	10.2970	to	12.2602	32,648,274	2.84	1.30	to	2.30	(0.24)	to	0.77
	2004	1,942,972	10.2697	to	12.1722	23,367,250	1.04	1.25	to	2.30	2.70	to	7.44
PTR
	2008	26,948,277	11.1260	to	12.8042	337,147,301	4.48	1.30	to	2.55	2.12	to	3.44
	2007	20,114,681	10.8948	to	12.3852	243,883,703	4.78	1.30	to	2.55	5.97	to	7.34
	2006	6,231,960	10.2806	to	11.5442	70,316,909	4.41	1.30	to	2.55	1.21	to	2.51
	2005	5,192,072	10.1577	to	11.2677	57,410,982	3.44	1.30	to	2.55	(0.15)	to	1.12
	2004	4,491,441	10.1448	to	11.1480	49,373,803	1.90	1.25	to	2.55	1.45	to	3.47
PRA
	2008	411,581	9.1402	to	9.3641	3,799,922	6.07	1.35	to	2.10	(17.62)	to	(16.98)
	2007	340,476	11.0947	to	11.2797	3,802,578	8.56	1.35	to	2.25	5.88	to	6.86
	2006	192,534	10.4068	to	10.5620	2,021,607	6.50	1.35	to	2.25	2.31	to	3.25
	2005 [5]	18,761	10.2116	to	10.2236	191,646	4.67	1.35	to	2.05	2.12	to	2.24
PCR
	2008	5,813,511	6.3854	to	6.6490	38,163,263	6.32	1.30	to	2.55	(45.23)	to	(44.52)
	2007	977,885	11.7108	to	11.9855	11,610,424	4.99	1.30	to	2.35	20.33	to	21.63
	2006	494,790	9.7092	to	9.8541	4,852,130	6.00	1.30	to	2.30	(5.32)	to	(4.36)
	2005 [5]	49,012	10.2856	to	10.3019	504,509	2.08	1.35	to	2.30	2.86	to	3.02

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31					For the year ended December 31
			Unit Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio[1]	lowest to highest[2]			lowest to highest[3]

1XX
	2008 [8]	46,329	$ 9.0099	to	$ 9.0227	$ 417,717	-%	1.35%	to	2.05%	(9.90)%	to	(9.77)%
SSA
	2008	645,382	7.0636	to	7.8469	4,695,884	0.39	1.30	to	2.30	(38.60)	to	(37.97)
	2007	643,565	11.5044	to	12.6500	7,577,757	0.69	1.30	to	2.30	(8.24)	to	(7.30)
	2006	403,028	12.4447	to	13.6457	5,143,745	1.56	1.30	to	2.30	17.03	to	18.22
	2005	146,395	10.7134	to	11.5423	1,582,621	-	1.30	to	2.30	(3.25)	to	(2.26)
	2004 [9]	99,939	11.0730	to	11.1712	1,110,866	0.09	1.25	to	2.30	10.73	to	11.71
3XX
	2008 [8]	7,549	9.2051	to	9.2190	69,521	0.25	1.35	to	2.10	(7.95)	to	(7.81)
5XX
	2008 [8]	260,820	10.2403	to	10.2557	2,673,696	0.63	1.35	to	2.10	2.40	to	2.56
SVV
	2008	12,154,042	6.3694	to	6.4953	78,407,076	0.77	1.30	to	2.35	(39.39)	to	(38.74)
	2007 [6]	2,540,048	10.5313	to	10.5978	26,839,611	0.52	1.35	to	2.10	5.31	to	5.98
2XX
	2008 [8]	22,414	9.3391	to	9.3523	209,422	0.22	1.35	to	2.05	(6.61)	to	(6.48)
LGF
	2008	304,806	5.6083	to	5.7240	1,727,419	-	1.35	to	2.10	(45.48)	to	(45.06)
	2007	223,425	10.2859	to	10.4178	2,312,144	-	1.35	to	2.10	4.53	to	5.33
	2006 [11]
		80,896	9.8104	to	9.8937	797,765	-	1.35	to	2.10	(1.60)	to	(1.10)
SGC
	2008 [7]	215,255	7.0092	to	7.0676	1,517,022	2.11	1.30	to	2.30	(29.91)	to	(29.32)
S13
	2008 [7]	461,987	7.0070	to	7.0506	3,248,365	1.40	1.35	to	2.10	(29.93)	to	(29.49)
SDC
	2008 [7]	3,609,661	10.0968	to	10.2017	36,702,316	2.00	1.30	to	2.55	0.97	to	2.02
S15
	2008 [7]	5,738,613	10.1141	to	10.1769	58,238,982	1.67	1.35	to	2.10	1.14	to	1.77
7XX
	2008 [8]	3,745,513	10.0806	to	10.0958	37,790,183	-	1.35	to	2.10	0.81	to	0.96
8XX
	2008 [8]	3,096,720	10.2006	to	10.2150	31,612,159	-	1.35	to	2.05	2.01	to	2.15
6XX
	2008 [8]	3,332,280	9.8788	to	9.8977	32,962,278	-	1.35	to	2.30	(1.21)	to	(1.02)
IGB
	2008	2,115,205	9.0304	to	9.4941	19,711,311	5.41	1.30	to	2.35	(14.75)	to	(13.83)
	2007	2,196,971	10.5929	to	11.0236	23,839,225	4.94	1.30	to	2.35	1.07	to	2.16
	2006	821,108	10.4189	to	10.7963	8,748,658	5.05	1.30	to	2.30	2.73	to	3.78
	2005	340,324	10.2177	to	10.4083	3,511,097	4.45	1.30	to	2.30	(0.60)	to	0.41
	2004 [9]	67,201	10.2282	to	10.3705	694,126	4.32	1.25	to	2.30	2.28	to	3.71
SLC
	2008 [7]	41,059	7.2019	to	7.2710	297,731	1.73	1.35	to	2.50	(27.98)	to	(27.29)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31					For the year ended December 31
			Unit Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio[1]	lowest to highest[2]			lowest to highest[3]

S12
	2008 [7]	257,078	$ 7.2115	to	$ 7.2565	$ 1,860,629	1.47%	1.35%	to	2.10%	(27.88)%	to	(27.44)%
VSC
	2008	18,181,464	5.8697	to	6.0083	108,453,439	0.02	1.30	to	2.55	(39.72)	to	(38.95)
	2007 [6]	10,111,572	9.7546	to	9.8411	99,172,712	-	1.30	to	2.35	(2.45)	to	(1.59)
S14									to			to
	2008 [7]	1,225,378	8.4648	to	8.5386	10,424,727	6.30	1.30	to	2.35	(15.35)	to	(14.61)
4XX									to			to
	2008 [8]	1,540,689	10.5661	to	10.5820	16,292,247	0.26	1.35		2.10	5.66		5.82
SRE									to			to
	2008	14,063,340	8.0442	to	8.5432	117,968,404	1.95	1.30		2.55	(46.31)		(45.61)
	2007	10,404,402	14.9817	to	15.7163	161,037,838	1.28	1.30	to	2.55	(15.56)	to	(14.47)
	2006	5,480,387	17.7423	to	18.3844	99,533,635	1.38	1.30		2.55	35.12		36.85
	2005	3,596,058	13.1306	to	13.4410	47,926,006	1.38	1.30	to	2.55	6.58	to	7.95
	2004 [9]	1,693,151	12.3194	to	12.4577	20,994,795	-	1.25	to	2.55	23.19	to	24.58
SC3
	2008	536,020	10.4035	to	12.7026	6,378,152	2.15	1.35	to	2.55	(46.15)	to	(45.48)
	2007	608,427	19.3181	to	23.3818	13,338,079	1.33	1.35		2.55	(15.36)		(14.31)
	2006	769,769	22.8241	to	27.3850	19,831,254	1.58	1.35	to	2.55	35.43	to	37.09
	2005	967,700	16.8526	to	20.0460	18,256,525	1.61	1.35	to	2.55	6.88	to	8.19
	2004	1,046,871	15.7675	to	18.5935	18,344,566	1.68	1.25		2.55	29.91		31.52
CMM									to			to
	2008	4,996,815	9.9446	to	10.7798	52,722,915	1.26	1.30		2.30	(0.55)		0.62
	2007	161,444	10.5037	to	10.7137	1,712,816	4.50	1.35	to	2.05	2.46	to	3.19
	2006	119,244	10.1589	to	10.3821	1,230,135	4.30	1.35		2.05	2.21		2.93
	2005 [4]	48,728	10.0463	to	10.0862	490,142	2.24	1.35	to	1.85	0.46	to	0.86
S16
	2008 [7]	3,999,122	7.4152	to	7.4925	29,871,985	0.25	1.30	to	2.55	(25.85)	to	(25.08)
VKU
	2008 [7]	521,533	8.2827	to	8.3619	4,349,163	1.79	1.35	to	2.50	(17.17)	to	(16.38)
VKM
	2008 [7]	99,801	6.2488	to	6.2877	626,133	0.54	1.35	to	2.10	(37.51)	to	(37.12)
VKC
	2008 [7]	64,684	6.5138	to	6.5544	422,645	0.51	1.35	to	2.10	(34.86)	to	(34.46)
VLC
	2008	1,778,846	6.1599	to	6.2700	11,079,024	1.96	1.35	to	2.30	(37.29)	to	(36.67)
	2007 [6]	1,104,540	9.8387	to	9.9008	10,902,301	-	1.35		2.10	(1.61)		(0.99)
WTF									to			to
	2008	137,209	7.1403	to	7.3924	1,001,434	-	1.35	to	2.25	(50.22)	to	(49.75)
	2007	109,329	14.3426	to	14.7127	1,593,216	-	1.35	to	2.25	6.92	to	7.91
	2006	76,127	13.3415	to	13.6344	1,031,416	0.29	1.35	to	2.25	17.02	to	18.09
	2005	36,338	11.4820	to	11.5458	418,444	-	1.35	to	2.05	14.82	to	15.46
USC
	2008	5,569	7.1099	to	7.2205	39,860	-	1.65	to	2.05	(40.93)	to	(40.69)
	2007	5,229	12.0360	to	12.1732	63,311	-	1.65	to	2.05	3.22	to	3.64
	2006	2,650		11.7457		31,111	0.13		1.65			6.10
	2005	699		11.0707		7,735	-		1.65			10.71

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

1 Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses,  such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by  the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

2 Ratio represents the annualized contract expenses of the Sub-Account, consisting primarily of mortality and expense charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

3 Ratio represents the total return for the year indicated and reflects a deduction only for expenses assessed through the daily unit value calculation.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented.  Investment options with a date notation indicate the effective date of that investment option in the Variable Account.  The total return is calculated for the year indicated or from the effective date through the end of the reporting period.

4 For the period April 25, 2005 (commencement of operations) through December 31, 2005.

5 For the period October 31, 2005 (commencement of operations) through December 31, 2005.

6 For the period March 5, 2007 (commencement of operations) through December 31, 2007.

7 For the period March 10, 2008 (commencement of operations) through December 31, 2008.

8 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

9 For the period February 2, 2004 (commencement of operations) through December 31, 2004.

10 Commencement of operations was December 17, 2007; first activity in 2008.

11 For the period May 1, 2006 (commencement of operations) through December 31, 2006.

9. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code which allows the contract owner to avoid current taxation of both current and built-up earnings of the contract.  The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

10. SUBSEQUENT EVENTS

In February 2009, the following Sub-Account substitutions were made:

Sub-Account at December 31, 2008:	Substituted by:
Lord Abbett Growth & Income Portfolio Sub-Account	SC Lord Abbett Growth & Income Fund Sub-Account
PIMCO VIT Low Duration Portfolio Sub-Account	SC Goldman Sachs Short Duration Sub-Account
PIMCO VIT Total Return Portfolio Sub-Account	SC PIMCO Total Return Sub-Account

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants of Futurity, Futurity II, Futurity Focus, Futurity Focus II, Futurity Accolade, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom, and Futurity Select Incentive Contracts of Sun Life of Canada (U.S.) Variable Account F and the Board of Directors of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”):

We have audited the accompanying statements of assets and liabilities of AIM V.I. Core Equity Fund Series 2 Sub-Account, AIM V.I. Capital Appreciation Fund Sub-Account, AIM V.I. Core Equity Fund Sub-Account, AIM V.I. International Growth Fund Sub-Account, AIM V.I. Capital Appreciation Fund Series 2 Sub-Account, AIM V.I. International Growth Fund Series 2 Sub-Account, AIM V.I. Small Cap Equity Fund, AIM V.I. Dynamics Fund Sub-Account, First Eagle Overseas Variable Fund Sub-Account, Alger American Income and Growth Portfolio Sub-Account, Alger American Small Cap Growth Portfolio Sub-Account, AllianceBernstein VPS Global Technology Portfolio Sub-Account, AllianceBernstein VPS Growth and Income Portfolio Sub-Account, AllianceBernstein VPS International Growth Portfolio Sub-Account, AllianceBernstein VPS Small Cap Growth Portfolio Sub-Account, Credit Suisse Emerging Markets Portfolio Sub-Account, Credit Suisse International Focus Portfolio Sub-Account, Credit Suisse Global Small Cap Portfolio Sub-Account, Credit Suisse Small Cap Core I Portfolio Sub-Account, Fidelity VIP Contrafund Portfolio Sub-Account, Fidelity VIP Overseas Portfolio Sub-Account, Fidelity VIP Growth Portfolio Sub-Account, Franklin Templeton VIP Templeton Growth Securities Fund Class 2 Sub-Account, Franklin Templeton VIP Templeton Foreign Securities Fund Sub-Account, Goldman Sachs VIT Structured Small Cap Equity Fund Sub-Account, Goldman Sachs VIT Structured US Equity Fund Sub-Account, Goldman Sachs VIT Growth and Income Fund Sub-Account, Goldman Sachs VIT Strategic International Equity Fund Sub-Account, Goldman Sachs VIT Capital Growth Fund Sub-Account, J.P Morgan US Large Cap Core Equity Portfolio Sub-Account, J.P Morgan International Equity Portfolio Sub-Account, J.P Morgan Small Company Portfolio Sub-Account, Legg Mason Partners Variable Capital and Income Portfolio Sub-Account, Legg Mason Partners Variable Fundamental Value Portfolio Sub-Account, Legg Mason Partners Variable Investors Portfolio Sub-Account, Legg Mason Partners Variable Strategic Bond Portfolio Sub-Account, Lord Abbett Growth and Income Portfolio Sub-Account, Lord Abbett Mid Cap Value Portfolio Sub-Account, Lord Abbett International Portfolio Sub-Account, MFS Capital Appreciation Portfolio Sub-Account, MFS Growth Portfolio Sub-Account, MFS Government Securities Portfolio Sub-Account, MFS High Yield Portfolio Sub-Account, MFS New Discovery S Class Portfolio Sub-Account, MFS Massachusetts Investors Growth Stock S Class Portfolio Sub-Account, MFS High Yield Portfolio Sub-Account, MFS Capital Appreciation S Class Portfolio Sub-Account, MFS Utilities S Class Portfolio Sub-Account, MFS Growth S Class Portfolio Sub-Account, MFS Total Return S Class Portfolio Sub-Account, MFS Government Securities S Class Portfolio Sub-Account, MFS Blended Research Core Equity Portfolio Sub-Account, MFS Massachusetts Investors Growth Stock Portfolio Sub-Account, MFS Blended Research Core Equity Portfolio Sub-Account, MFS Money Market Portfolio Sub-Account, MFS New Discovery Portfolio Sub-Account, MFS Total Return Portfolio Sub-Account, MFS Utilities Portfolio Sub-Account, Premier VT OpCap Equity Portfolio Sub-Account, Premier VT OpCap Mid Cap Portfolio Sub-Account, Premier VT OpCap Small Cap Portfolio Sub-Account, Premier VT OpCap Managed Portfolio Sub-Account, PIMCO VIT High Yield Portfolio Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Sub-account, PIMCO VIT Real Return Portfolio Sub-Account, PIMCO VIT Total Return Portfolio Sub-Account, Rydex VT Nova Fund Sub-Account, Rydex VT NASDAQ-100® Fund Sub-Account, Sun Capital WMC Large Cap Growth Fund Sub-Account, Sun Capital WMC Large Cap Growth Fund Sub-Account, Sun Capital Money Market Fund Sub-Account, Sun Capital Investment Grade Bond Fund Sub-Account, Sun Capital Global Real Estate Fund Sub-Account, Sun Capital WMC Blue Chip Mid Cap Fund Sub-Account, Sun Capital Davis Venture Value Fund Sub-Account, Sun Capital Oppenheimer Main Street Small Cap Fund Sub-Account, Sun Capital Oppenheimer Large Cap Core Fund Sub-Account, Sun Capital Goldman Sachs Mid Cap Value Fund Sub-Account, Sun Capital Lord Abbett Growth and Income Fund Sub-Account, and Sun Capital PIMCO High Yield Fund Sub-Account of Sun Life of Canada (U.S.) Variable Account F (collectively the "Sub-Accounts"), as of December 31, 2008, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended.  These financial statements are the responsibility of the Sponsor’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the asset managers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2008, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
Boston, Massachusetts
April 24, 2009

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

Assets
Investments at fair value:	Shares	Cost	Value
AIM Variable Insurance Fund, Inc.
V.I. Core Equity Fund Series 2 Sub-Account (AG3)	13,449	$333,800	$263,877
V.I. Capital Appreciation Fund Sub-Account (AI1)	1,014,189	26,576,498	17,129,658
V.I. Core Equity Fund Sub-Account (AI3)	758,314	17,693,240	14,976,699
V.I. International Growth Fund Sub-Account (AI4)	705,462	15,759,701	13,749,448
V.I. Capital Appreciation Fund Series 2 Sub-Account (AI7)	38,239	927,134	635,150
V.I. International Growth Fund Series 2 Sub-Account (AI8)	22,031	519,896	423,659
V.I. Small Cap Equity Fund Sub-Account (ASC)	199,147	3,093,042	2,114,945
V.I. Dynamics Fund Sub-Account (IV1)	117,148	1,921,604	1,170,311
The Alger American Fund
Income and Growth Portfolio Sub-Account (AL2)	900,889	8,957,913	6,486,401
Small Cap Growth Portfolio Sub-Account (AL3)	113,960	1,923,597	2,003,412
AllianceBernstein Variable Products Series Fund Inc.
Global Technology Portfolio Sub-Account (AN2)	64,613	1,067,748	689,417
Growth and Income Portfolio Sub-Account (AN3)	986,254	22,480,431	12,791,717
International Growth Portfolio Sub-Account (AN4)	584,682	15,207,740	7,255,902
Small Cap Growth Portfolio Sub-Account (AN5)	118,197	1,565,459	976,308
Credit Suisse Trust
Emerging Markets Portfolio Sub-Account (CS1)	169,842	1,682,291	692,957
International Focus Portfolio Sub-Account (CS2)	25,942	307,381	237,890
Global Small Cap Portfolio Sub-Account (CS3)	19,378	237,196	142,623
Small Cap Core I Portfolio Sub-Account (CS4)	62,734	910,137	634,243
Fidelity Variable Insurance Products Fund
Overseas Portfolio Sub-Account (FL2)	342,946	6,837,305	4,139,354
Growth Portfolio Sub-Account (FL3)	1,253,596	41,104,356	29,221,325
Fidelity Variable Insurance Products Fund II
Contrafund Portfolio Sub-Account (FL1)	1,489,671	42,055,452	22,553,623
First Eagle Variable Fund
First Eagle Overseas Variable Fund Sub-Account (SGI)	4,149,561	113,852,371	86,310,877
Franklin Templeton Variable Insurance Products Trust
Growth Securities Fund Class 2 Sub-Account (FTG)	308,876	4,525,854	2,532,783
Templeton Foreign Securities Fund Sub-Account (FTI)	279,852	4,813,838	3,011,208
Goldman Sachs Variable Insurance Trust
Structured Small Cap Equity Fund Sub-Account (GS2)	198,583	2,645,452	1,386,108
Structured US Equity Fund Sub-Account (GS3)	707,158	8,306,762	5,650,192
Growth and Income Fund Sub-Account (GS4)	407,376	5,351,127	3,246,787
Strategic International Equity Fund Sub-Account (GS5)	436,834	4,693,302	2,800,108
Capital Growth Fund Sub-Account (GS7)	227,046	2,345,425	1,680,139
J.P. Morgan Series Trust II
US Large Cap Core Equity Portfolio Sub-Account (JP1)	286,905	3,789,419	2,955,119
International Equity Portfolio Sub-Account (JP2)	166,391	2,013,577	1,319,485
Small Company Portfolio Sub-Account (JP3)	170,419	2,628,124	1,676,921
Legg Mason Partners Variable Portfolios, Inc.
Capital and Income Portfolio Sub-Account (LCI)	120,633	1,706,155	939,728
Fundamental Value Portfolio Sub-Account (LMI)	20,343	475,593	272,999
Variable Investors Portfolio Sub-Account (SB2)	30,035	413,058	305,152
Strategic Bond Portfolio Sub-Account (SB3)	140,058	1,427,137	1,067,238

Continued on next page

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

Investments at fair value (continued):	Shares	Cost	Value
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio Sub-Account (LA1)	4,317,617	$110,454,657	$74,565,247
Mid Cap Value Portfolio Sub-Account (LA2)	4,100,551	76,587,071	43,096,788
International Portfolio Sub-Account (LA3)	478,081	5,048,029	2,385,625
MFS Variable Insurance Trust II
Capital Appreciation Portfolio Sub-Account (CAS)	220,433	3,915,398	3,143,375
Growth Portfolio Sub-Account (EGS)	510,364	7,799,610	7,139,992
Government Securities Portfolio Sub-Account (GSS)	1,505,261	19,062,159	19,914,608
High Yield Portfolio Sub-Account (HYS)	1,749,194	10,602,518	7,416,581
New Discovery S Class Portfolio Sub-Account (M1A)	2,425,731	31,044,183	19,842,480
Massachusetts Investors Growth Stock S Class
Portfolio Sub-Account (M1B)	614,884	5,303,637	4,451,762
High Yield Portfolio Sub-Account (MFC)	1,569,272	9,419,836	6,606,636
Capital Appreciation S Class Portfolio Sub-Account (MFD)	34,974	613,169	494,176
Utilities S Class Portfolio Sub-Account (MFE)	453,779	9,546,668	7,001,810
Growth S Class Portfolio Sub-Account (MFF)	97,571	1,601,087	1,341,608
Total Return S Class Portfolio Sub-Account (MFJ)	2,895,821	53,402,195	39,672,744
Government Securities S Class Portfolio Sub-Account (MFK)	1,364,467	17,284,696	17,942,743
Blended Research Core Equity Portfolio Sub-Account (MFL)	136,587	3,646,683	3,089,600
Massachusetts Investors Growth Stock Portfolio
Sub-Account (MIS)	1,045,375	9,250,739	7,631,238
Blended Research Core Equity Portfolio Sub-Account (MIT)	350,526	9,293,863	7,991,998
Money Market Portfolio Sub-Account (MMS)	2,092,603	2,092,603	2,092,603
New Discovery Portfolio Sub-Account (NWD)	1,475,058	19,425,376	12,346,238
Total Return Portfolio Sub-Account (TRS)	1,483,365	27,734,402	20,514,941
Utilities Portfolio Sub-Account (UTS)	1,012,211	21,356,012	15,780,372
PIMCO Variable Insurance Trust
High Yield Portfolio Sub-Account (PHY)	7,167,738	56,913,236	40,569,395
Emerging Markets Bond Portfolio Sub-Account (PMB)	3,063,145	40,572,739	31,611,660
Real Return Portfolio Sub-Account (PRR)	1,561,894	19,448,714	17,586,932
Total Return Portfolio Sub-Account (PTR)	6,637,730	68,022,848	68,435,000
Premier VIT
OpCap Equity Portfolio Sub-Account (OP1)	95,258	3,100,843	1,682,262
OpCap Mid Cap Portfolio Sub-Account (OP2)	210,088	3,068,815	1,819,361
OpCap Small Cap Portfolio Sub-Account (OP3)	48,860	1,390,178	655,217
OpCap Managed Portfolio Sub-Account (OP4)	21,033	810,716	508,153
Rydex Variable Trust
Nova Fund Sub-Account (RX1)	27,887	235,846	126,886
NASDAQ-100(R) Fund Sub-Account (RX2)	25,172	372,414	264,303
Sun Capital Advisers Trust
SC WMC Large Cap Growth Fund Sub-Account (LCG)	1,399,655	14,503,618	8,327,946
SC WMC Large Cap Growth Fund Sub-Account (LGF)	501,976	5,114,676	2,971,701
Sun Capital Money Market Fund Sub-Account (SC1)	102,403,891	102,403,891	102,403,891
Sun Capital Investment Grade Bond Fund Sub-Account (SC2)	2,696,952	25,794,769	21,144,107
Sun Capital Global Real Estate Fund Sub-Account (SC3)	3,080,606	53,442,410	27,694,650
SC WMC Blue Chip Mid Cap Fund Sub-Account (SC5)	3,899,969	64,453,846	36,347,713

Continued on next page

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

Investments at fair value (continued):	Shares	Cost	Value
Sun Capital Advisers Trust (continued)
SC Davis Venture Value Fund Sub-Account (SC7)	2,512,749	$28,872,756	$20,956,328
SC Oppenheimer Main Street Small Cap Fund Sub-Account (SCB)	4,587,931	58,116,924	35,510,586
SC Oppenheimer Large Cap Core Fund Sub-Account (SCM)	111,522	1,246,738	747,201
SC Goldman Sachs Mid Cap Value Fund Sub-Account (SGC)	22,144	204,052	153,457
SC Lord Abbett Growth & Income Fund Sub-Account (SLC)	31,465	289,694	222,775
SC Pimco High Yield Fund Sub-Account (SPC)	7,014	57,545	56,604

Total investments		1,373,070,974	997,703,056

Total assets		$1,373,070,974	$997,703,056

Liabilities
Payable to sponsor			$667,419

Total liabilities			$667,419

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

	Applicable to Participants of		Reserve for
	Deferred Variable Annuity Contracts		Variable
Net Assets	Units	Value	Annuities	Total
AIM Variable Insurance Fund, Inc.
AG3	24,613	$263,877	$-	$263,877
AI1	3,118,340	17,094,897	31,676	17,126,573
AI3	2,098,491	14,898,247	73,285	14,971,532
AI4	1,500,749	13,710,229	25,240	13,735,469
AI7	73,737	614,546	18,991	633,537
AI8	29,915	423,659	-	423,659
ASC	314,078	2,099,407	15,922	2,115,329
IV1	189,227	1,170,008	-	1,170,008
The Alger American Fund
AL2	1,001,065	6,451,251	18,272	6,469,523
AL3	317,817	1,985,821	13,859	1,999,680
AllianceBernstein Variable Products Series Fund Inc.
AN2	138,378	689,417	-	689,417
AN3	1,725,261	12,788,323	-	12,788,323
AN4	584,415	7,237,597	16,079	7,253,676
AN5	131,420	975,671	-	975,671
Credit Suisse Trust
CS1	46,526	675,723	14,548	690,271
CS2	27,342	237,682	125	237,807
CS3	20,063	134,516	5,937	140,453
CS4	91,450	632,727	1,216	633,943
Fidelity Variable Insurance Products Fund
FL2	469,401	4,137,810	-	4,137,810
FL3	4,654,077	29,200,043	3,782	29,203,825
Fidelity Variable Insurance Products Fund II
FL1	2,213,630	22,523,089	28,335	22,551,424
First Eagle Variable Fund
SGI	3,357,783	86,200,872	61,288	86,262,160
Franklin Templeton Variable Insurance Products Trust
FTG	219,535	2,532,519	-	2,532,519
FTI	219,147	2,996,455	12,182	3,008,637
Goldman Sachs Variable Insurance Trust
GS2	144,165	1,369,425	12,569	1,381,994
GS3	794,836	5,634,669	5,294	5,639,963
GS4	369,544	3,246,784	-	3,246,784
GS5	374,178	2,777,683	19,313	2,796,996
GS7	265,485	1,661,219	15,376	1,676,595
J.P. Morgan Series Trust II
JP1	428,308	2,912,879	36,590	2,949,469
JP2	162,015	1,309,576	7,816	1,317,392
JP3	178,782	1,675,730	-	1,675,730
Legg Mason Partners Variable Portfolios, Inc.
LCI	144,997	931,019	8,061	939,080
LMI	45,916	272,999	-	272,999
SB2	29,360	305,152	-	305,152
SB3	82,630	1,039,886	22,997	1,062,883

Continued on next page

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

	Applicable to Participants of		Reserve for
	Deferred Variable Annuity Contracts		Variable
Net Assets (continued)	Units	Value	Annuities	Total
Lord Abbett Series Fund, Inc.
LA1	7,655,638	$74,518,057	$25,549	$74,543,606
LA2	4,398,150	43,056,481	31,842	43,088,323
LA3	269,601	2,384,272	-	2,384,272
MFS Variable Insurance Trust
CAS	606,014	3,126,484	12,686	3,139,170
EGS	1,142,648	7,038,641	85,764	7,124,405
GSS	1,335,152	19,873,611	31,110	19,904,721
HYS	781,888	7,371,042	36,130	7,407,172
M1A	2,708,537	19,828,680	2,382	19,831,062
M1B	649,043	4,451,762	-	4,451,762
MFC	681,545	6,606,636	-	6,606,636
MFD	74,662	494,176	-	494,176
MFE	489,098	7,001,796	-	7,001,796
MFF	159,940	1,338,236	3,092	1,341,328
MFJ	3,742,749	39,625,507	36,406	39,661,913
MFK	1,416,528	17,942,576	-	17,942,576
MFL	383,994	3,089,118	-	3,089,118
MIS	1,472,532	7,566,010	62,234	7,628,244
MIT	1,144,452	7,938,396	33,272	7,971,668
MMS	171,572	2,092,603	-	2,092,603
NWD	1,870,751	12,336,123	9,593	12,345,716
TRS	1,728,259	20,486,103	19,526	20,505,629
UTS	1,140,899	15,656,020	97,083	15,753,103
PIMCO Variable Insurance Trust
PHY	3,420,186	40,541,491	11,037	40,552,528
PMB	1,890,362	31,579,029	9,086	31,588,115
PRR	1,519,385	17,586,394	-	17,586,394
PTR	5,511,639	68,399,988	14,352	68,414,340
Premier VIT
OP1	196,407	1,678,391	2,806	1,681,197
OP2	101,726	1,794,231	17,729	1,811,960
OP3	48,840	631,669	19,399	651,068
OP4	54,445	508,153	-	508,153
Rydex Variable Trust
RX1	27,024	126,886	-	126,886
RX2	45,657	263,713	-	263,713
Sun Capital Advisers Trust
LCG	1,484,719	8,290,011	36,955	8,326,966
LGF	534,320	2,965,688	5,618	2,971,306
SC1	9,222,750	102,170,256	77,093	102,247,349
SC2	1,763,429	21,075,868	41,983	21,117,851
SC3	1,893,643	27,678,120	3,844	27,681,964
SC5	2,775,340	36,246,519	67,342	36,313,861

Continued on next page

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

	Applicable to Participants of		Reserve for
	Deferred Variable Annuity Contracts		Variable
Net Assets (continued)	Units	Value	Annuities	Total
Sun Capital Advisers Trust (continued)
SC7	2,588,390	$20,859,950	$71,321	$20,931,271
SCB	3,339,978	35,468,617	23,605	35,492,222
SCM	77,450	746,369	-	746,369
SGC	18,423	130,110	23,775	153,885
SLC	27,553	199,850	22,626	222,476
SPC	6,638	56,604	-	56,604
Total net assets		$995,631,644	$1,403,993	$997,035,637

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

	AG3	AI1	AI3
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$6,531	$-	$417,323

Expenses:
Mortality and expense risk charges	(5,566)	(355,084)	(279,050)
Distribution and administrative expense charges	(668)	(42,610)	(33,486)
Net investment income (loss)	$297	$(397,694)	$104,787

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	$17,075	$(11,128)	$1,549,508
Realized gain distributions	-	-	-
Net realized gains (losses)	$17,075	$(11,128)	$1,549,508

Net change in unrealized appreciation/depreciation	$(142,914)	$(14,508,349)	$(8,953,652)

Net realized and change in unrealized losses	$(125,839)	$(14,519,477)	$(7,404,144)

Decrease in net assets from operations	$(125,542)	$(14,917,171)	$(7,299,357)

	AI4	AI7	AI8
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$106,222	$-	$2,707

Expenses:
Mortality and expense risk charges	(295,719)	(16,105)	(9,484)
Distribution and administrative expense charges	(35,486)	(1,933)	(1,138)
Net investment loss	$(224,983)	$(18,038)	$(7,915)

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	$4,124,064	$(28,707)	$76,606
Realized gain distributions	256,857	-	7,869
Net realized gains (losses)	$4,380,921	$(28,707)	$84,475

Net change in unrealized appreciation/depreciation	$(15,605,401)	$(502,289)	$(396,604)

Net realized and change in unrealized losses	$(11,224,480)	$(530,996)	$(312,129)

Decrease in net assets from operations	$(11,449,463)	$(549,034)	$(320,044)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	ASC	IV1	AL2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$-	$237,521

Expenses:
Mortality and expense risk charges	(44,568)	(26,363)	(140,187)
Distribution and administrative expense charges	(5,348	(3,164)	(16,822)
Net investment (loss) income	$(49,916)	$(29,527)	$80,512

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(312,365)	$(86,612)	$(281,279)
Realized gain distributions	9,276	-	-
Net realized losses	$(303,089)	$(86,612)	$(281,279)

Net change in unrealized appreciation/ depreciation	$(848,299)	$(1,210,543)	$(4,864,712)

Net realized and change in unrealized losses	$(1,151,388)	$(1,297,155)	$(5,145,991)

Decrease in net assets from operations	$(1,201,304)	$(1,326,682)	$(5,065,479)

	AL3	AN2	AN3
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$-	$373,178

Expenses:
Mortality and expense risk charges	(46,221)	(17,768)	(281,327)
Distribution and administrative expense charges	(5,546)	(2,132)	(33,759)
Net investment (loss) income	$(51,767)	$(19,900)	$58,092

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	$523,450	$(81,622)	$(703,368)
Realized gain distributions	51,322	-	3,850,430
Net realized gains (losses)	$574,772	$(81,622)	$3,147,062

Net change in unrealized appreciation/ depreciation	$(2,678,848)	$(690,227)	$(13,931,952)

Net realized and change in unrealized losses	$(2,104,076)	$(771,849)	$(10,784,890)

Decrease in net assets from operations	$(2,155,843)	$(791,749)	$(10,726,798)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	AN4	AN5	CS1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$-	$25,551

Expenses:
Mortality and expense risk charges	(185,674)	(21,872)	(21,426)
Distribution and administrative expense charges	(22,281)	(2,625)	(2,571)
Net investment (loss) income	$(207,955)	$(24,497)	$1,554

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(1,868,208)	$(74,805)	$(254,158)
Realized gain distributions	288,644	-	700,894
Net realized (losses) gains	$(1,579,564)	$(74,805)	$446,736

Net change in unrealized appreciation/ depreciation	$(6,385,896)	$(922,947)	$(1,583,371)

Net realized and change in unrealized losses	$(7,965,460)	$(997,752)	$(1,136,635)

Decrease in net assets from operations	$(8,173,415)	$(1,022,249)	$(1,135,081)

	CS2	CS3	CS4
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$6,512	$4,252	$703

Expenses:
Mortality and expense risk charges	(4,360)	(2,764)	(11,354)
Distribution and administrative expense charges	(523)	(332)	(1,362)
Net investment income (loss)	$1,629	$1,156	$(12,013)

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	$14,689	$(2,446)	$6,546
Realized gain distributions	-	-	-
Net realized gains (losses)	$14,689	$(2,446)	$6,546

Net change in unrealized appreciation/ depreciation	$(203,006)	$(136,272)	$(342,343)

Net realized and change in unrealized losses	$(188,317)	$(138,718)	$(335,797)

Decrease in net assets from operations	$(186,688)	$(137,562)	$(347,810)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	FL2	FL3	FL1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$145,143	$267,159	$258,842

Expenses:
Mortality and expense risk charges	(98,900)	(657,067)	(534,317)
Distribution and administrative expense charges	(11,868)	(78,848)	(64,118)
Net investment income (loss)	$34,375	$(468,756)	$(339,593)

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	$255,534	$2,772,666	$(4,204,383)
Realized gain distributions	985,295	-	1,234,238
Net realized gains (losses)	$1,240,829	$2,772,666	$(2,970,145)

Net change in unrealized appreciation/ depreciation	$(5,253,150)	$(30,028,739)	$(17,026,197)

Net realized and change in unrealized losses	$(4,012,321)	$(27,256,073)	$(19,996,342)

Decrease in net assets from operations	$(3,977,946)	$(27,724,829)	$(20,335,935)

	SGI	FTG	FTI
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,280,573	$90,964	$126,682

Expenses:
Mortality and expense risk charges	(1,848,518)	(69,026)	(71,808)
Distribution and administrative expense charges	(221,822)	(8,283)	(8,617)
Net investment (loss) income	$(789,767)	$13,655	$46,257

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(564,460)	$(476,856)	$(133,640)
Realized gain distributions	10,362,001	358,458	518,479
Net realized gains (losses)	$9,797,541	$(118,398)	$384,839

Net change in unrealized appreciation/ depreciation	$(38,623,823)	$(2,494,469)	$(3,096,597)

Net realized and change in unrealized losses	$(28,826,282)	$(2,612,867)	$(2,711,758)

Decrease in net assets from operations	$(29,616,049)	$(2,599,212)	$(2,665,501)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	GS2	GS3	GS4
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$12,740	$125,453	$88,511

Expenses:
Mortality and expense risk charges	(29,098)	(107,421)	(65,988)
Distribution and administrative expense charges	(3,492)	(12,891)	(7,919)
Net investment (loss) income	$(19,850)	$5,141	$14,604

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(483,921)	$150,979	$(301,716)
Realized gain distributions	3,215	70,380	438
Net realized (losses) gains	$(480,706)	$221,359	$(301,278)

Net change in unrealized appreciation/ depreciation	$(396,836)	$(3,951,430)	$(1,783,802)

Net realized and change in unrealized losses	$(877,542)	$(3,730,071)	$(2,085,080)

Decrease in net assets from operations	$(897,392)	$(3,724,930)	$(2,070,476)

	GS5	GS7	JP1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$125,319	$3,193	$61,772

Expenses:
Mortality and expense risk charges	(60,720)	(31,409)	(56,297)
Distribution and administrative expense charges	(7,286)	(3,769)	(6,756)
Net investment income (loss)	$57,313	$(31,985)	$(1,281)

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	$293,292	$(7,112)	$(170,972)
Realized gain distributions	244,182	-	-
Net realized gains (losses)	$537,474	$(7,112)	$(170,972)

Net change in unrealized appreciation/ depreciation	$(3,401,995)	$(1,185,277)	$(1,634,178)

Net realized and change in unrealized losses	$(2,864,521)	$(1,192,389)	$(1,805,150)

Decrease in net assets from operations	$(2,807,208)	$(1,224,374)	$(1,806,431)
The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	JP2	JP3	LCI
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$43,663	$5,418	$13,905

Expenses:
Mortality and expense risk charges	(29,612)	(35,488)	(17,246)
Distribution and administrative expense charges	(3,553)	(4,258)	(2,070)
Net investment income (loss)	$10,498	$(34,328)	$(5,411)

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	$210,286	$(124,208)	$(114,302)
Realized gain distributions	401,197	304,814	31,131
Net realized gains (losses)	$611,483	$180,606	$(83,171)

Net change in unrealized appreciation/ depreciation	$(1,753,745)	$(1,112,205)	$(476,022)

Net realized and change in unrealized losses	$(1,142,262)	$(931,599)	$(559,193)

Decrease in net assets from operations	$(1,131,764)	$(965,927)	$(564,604)

	LMI	SB2	SB3
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$6,544	$5,605	$81,494

Expenses:
Mortality and expense risk charges	(5,143)	(5,823)	(16,837)
Distribution and administrative expense charges	(617)	(699)	(2,020)
Net investment income (loss)	$784	$(917)	$62,637

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(29,400)	$1,411	$(101,559)
Realized gain distributions	322	13,377	-
Net realized (losses) gains	$(29,078)	$14,788	$(101,559)

Net change in unrealized appreciation/ depreciation	$(149,856)	$(217,062)	$(230,271)

Net realized and change in unrealized losses	$(178,934)	$(202,274)	$(331,830)

Decrease in net assets from operations	$(178,150)	$(203,191)	$(269,193)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	LA1	LA2	LA3
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,529,970	$781,363	$22,461

Expenses:
Mortality and expense risk charges	(1,551,864)	(906,285)	(59,710)
Distribution and administrative expense charges	(186,224)	(108,754)	(7,165)
Net investment loss	$(208,118)	$(233,676)	$(44,414)

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	$1,575,147	$(2,089,756)	$(873,119)
Realized gain distributions	358,177	2,610,988	91,529
Net realized gains (losses)	$1,933,324	$521,232	$(781,590)

Net change in unrealized appreciation/ depreciation	$(52,829,139)	$(31,703,418)	$(2,251,872)

Net realized and change in unrealized losses	$(50,895,815)	$(31,182,186)	$(3,033,462)

Decrease in net assets from operations	$(51,103,933)	$(31,415,862)	$(3,077,876)

	CAS	EGS	GSS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$25,214	$28,658	$1,140,659

Expenses:
Mortality and expense risk charges	(63,609)	(144,341)	(264,202)
Distribution and administrative expense charges	(7,633)	(17,321)	(31,704)
Net investment (loss) income	$(46,028)	$(133,004)	$844,753

Net realized and change in unrealized (losses) gains:
Net realized gains (losses) on sale of fund shares	$70,896	$1,187,349	$(184,866)
Realized gain distributions	-	-	-
Net realized gains (losses)	$70,896	$1,187,349	$(184,866)

Net change in unrealized appreciation/ depreciation	$(2,143,851)	$(5,877,196)	$740,618

Net realized and change in unrealized (losses) gains	$(2,072,955)	$(4,689,847)	$555,752

(Decrease) increase in net assets from operations	$(2,118,983)	$(4,822,851)	$1,400,505

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	HYS Sub-Account	M1A Sub-Account	M1B Sub-Account
Income:
Dividend income	$979,936	$-	$22,007

Expenses:
Mortality and expense risk charges	(129,629)	(425,233)	(88,356)
Distribution and administrative expense charges	(15,556)	(51,028)	(10,603)
Net investment income (loss)	$834,751	$(476,261)	$(76,952)

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(886,689)	$(112,291)	$292,677
Realized gain distributions	-	5,468,262	-
Net realized (losses) gains	$(886,689)	$5,355,971	$292,677

Net change in unrealized appreciation/ depreciation	$(2,978,783)	$(18,161,991)	$(3,119,991)

Net realized and change in unrealized losses	$(3,865,472)	$(12,806,020)	$(2,827,314)

Decrease in net assets from operations	$(3,030,721)	$(13,282,281)	$(2,904,266)

	MFC Sub-Account	MFD Sub-Account	MFE Sub-Account
Income:
Dividend income	$790,823	$1,327	$185,588

Expenses:
Mortality and expense risk charges	(110,315)	(10,435)	(150,656)
Distribution and administrative expense charges	(13,238)	(1,252)	(18,079)
Net investment income (loss)	$667,270	$(10,360)	$16,853

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(691,468)	$18,630	$1,009,731
Realized gain distributions	-	-	1,941,281
Net realized (losses) gains	$(691,468)	$18,630	$2,951,012

Net change in unrealized appreciation/ depreciation	$(2,547,322)	$(343,487)	$(7,958,630)

Net realized and change in unrealized losses	$(3,238,790)	$(324,857)	$(5,007,618)

Decrease in net assets from operations	$(2,571,520)	$(335,217)	$(4,990,765)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	MFF Sub-Account	MFJ Sub-Account	MFK Sub-Account
Income:
Dividend income	$-	$1,748,425	$969,855

Expenses:
Mortality and expense risk charges	(22,682)	(833,980)	(257,427)
Distribution and administrative expense charges	(2,722)	(100,078)	(30,891)
Net investment (loss) income	$(25,404)	$814,367	$681,537

Net realized and change in unrealized (losses) gains:
Net realized gains (losses) on sale of fund shares	$35,654	$(1,294,922)	$(320,903)
Realized gain distributions	-	4,015,251	-
Net realized gains (losses)	$35,654	$2,720,329	$(320,903)

Net change in unrealized appreciation/ depreciation	$(757,542)	$(17,375,068)	$851,381

Net realized and change in unrealized (losses) gains	$(721,888)	$(14,654,739)	$530,478

(Decrease) increase in net assets from operations	$(747,292)	$(13,840,372)	$1,212,015

	MFL Sub-Account	MIS Sub-Account	MIT Sub-Account
Income:
Dividend income	$56,431	$79,917	$184,723

Expenses:
Mortality and expense risk charges	(62,891)	(161,047)	(154,879)
Distribution and administrative expense charges	(7,547)	(19,326)	(18,586)
Net investment (loss) income	$(14,007)	$(100,456)	$11,258

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(1,559))	$377,647	$579,599
Realized gain distributions	-	-	-
Net realized (losses) gains	$(1,559)	$377,647	$579,599

Net change in unrealized appreciation/ depreciation	$(2,034,802)	$(5,691,364)	$(5,564,493)

Net realized and change in unrealized losses	$(2,036,361)	$(5,313,717)	$(4,984,894)

Decrease in net assets from operations	$(2,050,368)	$(5,414,173)	$(4,973,636)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	MMS Sub-Account	NWD Sub-Account	TRS Sub-Account
Income:
Dividend income	$43,485	$-	$1,042,760

Expenses:
Mortality and expense risk charges	(26,820)	(262,275)	(388,756)
Distribution and administrative expense charges	(3,218)	(31,473)	(46,651)
Net investment income (loss)	$13,447	$(293,748)	$607,353

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	$-	$1,169,968	$(328,757)
Realized gain distributions	-	3,811,203	2,201,614
Net realized gains	$-	$4,981,171	$1,872,857

Net change in unrealized appreciation/ depreciation	$-	$(13,804,113)	$(9,798,570)

Net realized and change in unrealized losses	$-	$(8,822,942)	$(7,925,713)

Increase (decrease) in net assets from operations	$13,447	$(9,116,690)	$(7,318,360)

	UTS Sub-Account	PHY Sub-Account	PMB Sub-Account
Income:
Dividend income	$523,443	$4,424,998	$2,943,418

Expenses:
Mortality and expense risk charges	(344,046)	(820,172)	(660,838)
Distribution and administrative expense charges	(41,286)	(98,421)	(79,301)
Net investment income	$138,111	$3,506,405	$2,203,279

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	$6,111,075	$(3,094,306)	$(1,344,701)
Realized gain distributions	4,812,906	130,944	1,760,893
Net realized gains (losses)	$10,923,981	$(2,963,362)	$416,192

Net change in unrealized appreciation/ depreciation	$(22,538,966)	$(15,146,297)	$(10,114,601)

Net realized and change in unrealized losses	$(11,614,985)	$(18,109,659)	$(9,698,409)

Decrease in net assets from operations	$(11,476,874)	$(14,603,254)	$(7,495,130)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	PRR Sub-Account	PTR Sub-Account	OP1 Sub-Account
Income:
Dividend income	$676,719	$3,956,845	$20,341

Expenses:
Mortality and expense risk charges	(260,078)	(1,264,991)	(30,629)
Distribution and administrative expense charges	(31,209)	(151,799)	(3,675)
Net investment income (loss)	$385,432	$2,540,055	$(13,963)

Net realized and change in unrealized (losses) gains:
Net realized losses on sale of fund shares	$(399,291)	$(35,276)	$(145,309)
Realized gain distributions	27,960	1,505,877	539,846
Net realized (losses) gains	$(371,331)	$1,470,601	$394,537

Net change in unrealized appreciation/ depreciation	$(1,916,389)	$(1,420,155)	$(1,563,700)

Net realized and change in unrealized (losses) gains	$(2,287,720)	$50,446	$(1,169,163)

(Decrease) increase in net assets from operations	$(1,902,288)	$2,590,501	$(1,183,126)

	OP2 Sub-Account	OP3 Sub-Account	OP4 Sub-Account
Income:
Dividend income	$12,713	$-	$20,862

Expenses:
Mortality and expense risk charges	(41,717)	(13,082)	(8,408)
Distribution and administrative expense charges	(5,006)	(1,570)	(1,009)
Net investment (loss) income	$(34,010)	$(14,652)	$11,445

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	$2,379	$(96,600)	$(24,403)
Realized gain distributions	308,453	248,935	58,279
Net realized gains	$310,832	$152,335	$33,876

Net change in unrealized appreciation/ depreciation	$(1,800,440)	$(701,357)	$(281,742)

Net realized and change in unrealized losses	$(1,489,608)	$(549,022)	$(247,866)

Decrease in net assets from operations	$(1,523,618)	$(563,674)	$(236,421)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	RX1 Sub-Account	RX2 Sub-Account	LCG Sub-Account
Income:
Dividend income	$814	$741	$-

Expenses:
Mortality and expense risk charges	(4,028)	(8,860)	(171,651)
Distribution and administrative expense charges	(483)	(1,063)	(20,598)
Net investment loss	$(3,697)	$(9,182)	$(192,249)

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(20,568)	$(119,180)	$(849,101)
Realized gain distributions	-	-	1,903
Net realized losses	$(20,568)	$(119,180)	$(847,198)

Net change in unrealized appreciation/ depreciation	$(184,907)	$(247,321)	$(6,563,515)

Net realized and change in unrealized losses	$(205,475)	$(366,501)	$(7,410,713)

Decrease in net assets from operations	$(209,172)	$(375,683)	$(7,602,962)

	LGF Sub-Account	SC1 Sub-Account	SC2 Sub-Account
Income:
Dividend income	$-	$1,886,653	$1,567,915

Expenses:
Mortality and expense risk charges	(63,927)	(1,205,693)	(375,328)
Distribution and administrative expense charges	(7,671)	(144,683)	(45,039)
Net investment (loss) income	$(71,598)	$536,277	$1,147,548

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(364,705)	$-	$(1,342,713)
Realized gain distributions	665	-	-
Net realized losses	$(364,040)	$-	$(1,342,713)

Net change in unrealized appreciation/ depreciation	$(2,266,407)	$-	$(3,627,679)

Net realized and change in unrealized losses	$(2,630,447)	$-	$(4,970,392)

(Decrease) increase in net assets from operations	$(2,702,045)	$536,277	$(3,822,844)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	SC3 Sub-Account	SC5 Sub-Account	SC7 Sub-Account
Income:
Dividend income	$1,007,473	$90,842	$264,879

Expenses:
Mortality and expense risk charges	(629,287)	(777,676)	(463,758)
Distribution and administrative expense charges	(75,514)	(93,321)	(55,651)
Net investment income (loss)	$302,672	$(780,155)	$(254,530)

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(997,011)	$152,490	$3,422,439
Realized gain distributions	3,911,226	10,734,452	306,134
Net realized gains	$2,914,215	$10,886,942	$3,728,573

Net change in unrealized appreciation/ depreciation	$(23,826,537)	$(32,740,829)	$(18,940,240)

Net realized and change in unrealized losses	$(20,912,322)	$(21,853,887)	$(15,211,667)

Decrease in net assets from operations	$(20,609,650)	$(22,634,042)	$(15,466,197)

	SCB Sub-Account	SCM Sub-Account	SGC Sub-Account[1]
Income:
Dividend income	$140,869	$5,913	$1,353

Expenses:
Mortality and expense risk charges	(741,664)	(16,056)	(864)
Distribution and administrative expense charges	(89,000)	(1,927)	(104)
Net investment (loss) income	$(689,795)	$(12,070)	$385

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(4,092,523)	$(222,419)	$(18,121)
Realized gain distributions	1,954,109	4,188	-
Net realized losses	$(2,138,414)	$(218,231)	$(18,121)

Net change in unrealized appreciation/ depreciation	$(20,347,806)	$(336,473)	$(50,595)

Net realized and change in unrealized losses	$(22,486,220)	$(554,704)	$(68,716)

Decrease in net assets from operations	$(23,176,015)	$(566,774)	$(68,331)

[1]	For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	SLC Sub-Account[1]	SPC Sub-Account[1]
Income:
Dividend income	$2,014	$700

Expenses:
Mortality and expense risk charges	(1,898)	(108)
Distribution and administrative expense charges	(228)	(13)
Net investment (loss) income	$(112)	$579

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(5,545)	$(9)
Realized gain distributions	-	389
Net realized (losses) gains	$(5,545)	$380

Net change in unrealized appreciation/ depreciation	$(66,919)	$(941)

Net realized and change in unrealized losses	$(72,464)	$(561)

(Decrease) increase in net assets from operations	$(72,576)	$18

[1]	For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	AG3 Sub-Account		AI1 Sub-Account
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Operations:
Net investment income (loss)	$297	$(5,038)	$(397,694)	$(649,941)
Net realized gains (losses)	17,075	65,285	(11,128)	4,145,520
Net change in unrealized
appreciation/ depreciation	(142,914)	(29,009)	(14,508,349)	1,066,492
(Decrease) increase in net assets
from operations	$(125,542)	$31,238	$(14,917,171)	$4,562,071

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$807	$1,497	$254,420	$337,581
Net transfers between Sub-Accounts
and/ or Fixed Account	114,046	(46,761)	(1,627,974)	(2,449,115)
Withdrawals, surrenders, annuitizations
and contract charges	(116,774)	(143,812)	(6,369,498)	(9,838,361)
Net accumulation activity	$(1,921)	$(189,076)	$(7,743,052)	$(11,949,895)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	(18,002))	(21,131)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	1,624	(1,406)
Net annuitization activity	$-	$-	$(16,378)	$(22,537)
Decrease in net assets
from contract owner transactions	$(1,921)	$(189,076)	$(7,759,430)	$(11,972,432)

Decrease in net assets	$(127,463)	$(157,838)	$(22,676,601)	$(7,410,361)

Net Assets:
Beginning of year	$391,340	$549,178	$39,803,174	$47,213,535
End of year	$263,877	$391,340	$17,126,573	$39,803,174

Unit Transactions:
Beginning of year	25,019	38,485	4,136,257	5,389,199
Purchased	67	94	35,820	37,708
Transferred between Sub-Accounts
and/ or Fixed Account	8,555	(2,861)	(226,083)	(284,270)
Withdrawn, Surrendered, and Annuitized	(9,028)	(10,699)	(827,654)	(1,006,380)
End of year	24,613	25,019	3,118,340	4,136,257

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	AI3 Sub-Account		AI4 Sub-Account
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Operations:
Net investment income (loss)	$104,787	$(142,876)	$(224,983)	$(390,671)
Net realized gains	1,549,508	2,109,688	4,380,921	7,214,224
Net change in unrealized
appreciation/ depreciation	(8,953,652)	113,910	(15,605,401)	(2,383,282)
(Decrease) increase in net assets
from operations	$(7,299,357)	$2,080,722	$(11,449,463)	$4,440,271

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$380,768	$322,472	$124,856	$514,568
Net transfers between Sub-Accounts
and/ or Fixed Account	(696,177)	(2,581,805)	(2,460,569)	(246,425)
Withdrawals, surrenders, annuitizations
and contract charges	(4,921,862)	(5,427,876)	(5,653,162)	(8,292,131)
Net accumulation activity	$(5,237,271)	$(7,687,209)	$(7,988,875)	$(8,023,988)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	(5,765)	(6,484)	(16,839)	(18,943)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	1,713	(1,271)	8,534	(8,475)
Net annuitization activity	$(4,052)	$(7,755)	$(8,305)	$(27,418)
Decrease in net assets
from contract owner transactions	$(5,241,323)	$(7,694,964)	$(7,997,180)	$(8,051,406)

Decrease in net assets	$(12,540,680)	$(5,614,242)	$(19,446,643)	$(3,611,135)

Net Assets:
Beginning of year	$27,512,212	$33,126,454	$33,182,112	$36,793,247
End of year	$14,971,532	$27,512,212	$13,735,469	$33,182,112

Unit Transactions:
Beginning of year	2,684,124	3,451,306	2,168,045	2,694,506
Purchased	42,770	29,322	12,111	35,222
Transferred between Sub-Accounts
and/ or Fixed Account	(71,408)	(286,537)	(213,435)	(13,785)
Withdrawn, Surrendered, and Annuitized	(556,995)	(509,967)	(465,972)	(547,898)
End of year	2,098,491	2,684,124	1,500,749	2,168,045
The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	AI7 Sub-Account		AI8 Sub-Account
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Operations:
Net investment loss	$(18,038)	$(27,198)	$(7,915)	$(14,920)
Net realized (losses) gains	(28,707)	125,784	84,475	235,156
Net change in unrealized
appreciation/ depreciation	(502,289)	42,739	(396,604)	(82,059)
(Decrease) increase in net assets
from operations	$(549,034)	$141,325	$(320,044)	$138,177

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$13,157	$9,032	$28,587	$47
Net transfers between Sub-Accounts
and/ or Fixed Account	(9,102)	(396,466)	(54,044)	(26,985)
Withdrawals, surrenders, annuitizations			-	-
and contract charges	(160,391)	(220,199)	(119,696)	(331,989)
Net accumulation activity	$(156,336)	$(607,633)	$(145,153)	$(358,927)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	(1,709)	(2,086)	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	777	(675)	-	-
Net annuitization activity	$(932)	$(2,761)	$-	$-
Decrease in net assets
from contract owner transactions	$(157,268)	$(610,394)	$(145,153)	$(358,927)

Decrease in net assets	$(706,302)	$(469,069)	$(465,197)	$(220,750)

Net Assets:
Beginning of year	$1,339,839	$1,808,908	$888,856	$1,109,606
End of year	$633,537	$1,339,839	$423,659	$888,856

Unit Transactions:
Beginning of year	89,504	141,340	37,189	53,726
Purchased	1,412	555	1,687	7
Transferred between Sub-Accounts
and/ or Fixed Account	(285)	(34,877)	(2,365)	(1,153)
Withdrawn, Surrendered, and Annuitized	(16,894)	(17,514)	(6,596)	(15,391)
End of year	73,737	89,504	29,915	37,189

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	ASC		IV1
	Sub-Account		Sub-Account
	Year Ended	Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007 [1]	2008	2007
Operations:
Net investment loss	$(49,916)	$(43,978)	$(29,527)	$(47,223)
Net realized (losses) gains	(303,089)	131,865	(86,612)	488,603
Net change in unrealized
appreciation/depreciation	(848,299)	(129,798)	(1,210,543)	(133,498)
(Decrease) increase in net assets
from operations	$(1,201,304)	$(41,911)	$(1,326,682)	$307,882

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$13,122	$64,807	$19,459	$24,664
Net transfers between Sub-Accounts
and/or Fixed Account	(156,603)	4,520,767	(229,854)	66,986
Withdrawals, surrenders, annuitizations	-	-	-	-
and contract charges	(601,246)	(482,004)	(387,617)	(583,403)
Net accumulation activity	$(744,727)	$4,103,570	$(598,012)	$(491,753)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	(683)	-	(933)	(1,213)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	384	-	(870)	903
Net annuitization activity	$(299)	$-	$(1,803)	$(310)
(Decrease) increase in net assets
from contract owner transactions	$(745,026)	$4,103,570	$(599,815)	$(492,063)

(Decrease) increase in net assets	$(1,946,330)	$4,061,659	$(1,926,497)	$(184,181)

Net Assets:
Beginning of year	$4,061,659	$-	$3,096,505	$3,280,686
End of year	$2,115,329	$4,061,659	$1,170,008	$3,096,505

Unit Transactions:
Beginning of year	411,171	-	256,825	301,975
Purchased	1,525	6,518	2,467	2,306
Transferred between Sub-Accounts
and/or Fixed Account	(31,455)	452,560	(26,139)	3,899
Withdrawn, Surrendered, and Annuitized	(67,163)	(47,907)	(43,926)	(51,355)
End of year	314,078	411,171	189,227	256,825

1 For the period April 30, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	AL2		AL3
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$80,512	$(113,158)	$(51,767)	$(88,363)
Net realized (losses) gains	(281,279)	134,255	574,772	924,917
Net change in unrealized
appreciation/depreciation	(4,864,712)	1,452,317	(2,678,848)	87,143
(Decrease) increase in net assets
from operations	$(5,065,479)	$1,473,414	$(2,155,843)	$923,697

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$46,137	$65,746	$3,211	$167,130
Net transfers between Sub-Accounts
and/or Fixed Account	(701,737)	(1,058,027)	(308,218)	(269,721)
Withdrawals, surrenders, annuitizations	-	-
and contract charges	(2,753,682)	(3,442,242)	(993,764)	(1,740,509)
Net accumulation activity	$(3,409,282)	$(4,434,523)	$(1,298,771)	$(1,843,100)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	(3,471)	(4,108)	(10,194)	(11,600)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	10,620	(2,948)	2,897	(1,448)
Net annuitization activity	$7,149	$(7,056)	$(7,297)	$(13,048)
Decrease in net assets
from contract owner transactions	$(3,402,133)	$(4,441,579)	$(1,306,068)	$(1,856,148)

Decrease in net assets	$(8,467,612)	$(2,968,165)	$(3,461,911)	$(932,451)

Net Assets:			-	-
Beginning of year	$14,937,135	$17,905,300	$5,461,591	$6,394,042
End of year	$6,469,523	$14,937,135	$1,999,680	$5,461,591

Unit Transactions:
Beginning of year	1,370,785	1,757,863	469,618	633,958
Purchased	5,494	6,319	310	15,865
Transferred between Sub-Accounts
and/or Fixed Account	(77,547)	(95,999)	(36,086)	(22,726)
Withdrawn, Surrendered, and Annuitized	(297,667)	(297,398)	(116,025)	(157,479)
End of year	1,001,065	1,370,785	317,817	469,618

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	AN2		AN3
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(19,900)	$(27,522)	$58,092	$(116,493)
Net realized (losses) gains	(81,622)	233,003	3,147,062	5,604,317
Net change in unrealized
appreciation/depreciation	(690,227)	27,731	(13,931,952)	(4,385,328)
(Decrease) increase in net assets
from operations	$(791,749)	$233,212	$(10,726,798)	$1,102,496

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$25,948	$39,551	$140,827	$643,312
Net transfers between Sub-Accounts
and/or Fixed Account	(463,275)	591,868	(1,292,264)	(1,475,790)
Withdrawals, surrenders, annuitizations
and contract charges	(258,798)	(351,633)	(4,220,538)	(6,857,085)
Net accumulation activity	$(696,125)	$279,786	$(5,371,975)	$(7,689,563)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	(955)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	2,328	(159)
Net annuitization activity	$-	$-	$2,328	$(1,114)
(Decrease) increase in net assets
from contract owner transactions	$(696,125)	$279,786	$(5,369,647)	$(7,690,677)

(Decrease) increase in net assets	$(1,487,874)	$512,998	$(16,096,445)	$(6,588,181)

Net Assets:	-	-	-	-
Beginning of year	$2,177,291	$1,664,293	$28,884,768	$35,472,949
End of year	$689,417	$2,177,291	$12,788,323	$28,884,768

Unit Transactions:
Beginning of year	232,519	205,629	2,272,930	2,886,467
Purchased	5,739	5,030	13,921	50,351
Transferred between Sub-Accounts
and/or Fixed Account	(62,773)	62,640	(135,159)	(119,913)
Withdrawn, Surrendered, and Annuitized	(37,107)	(40,780)	(426,431)	(543,975)
End of year	138,378	232,519	1,725,261	2,272,930

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	AN4		AN5
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(207,955)	$(35,908)	$(24,497)	$(34,906)
Net realized (losses) gains	(1,579,564)	8,437,091	(74,805)	238,939
Net change in unrealized
appreciation/depreciation	(6,385,896)	(5,695,118)	(922,947)	52,324
(Decrease) increase in net assets
from operations	$(8,173,415)	$2,706,065	$(1,022,249)	$256,357

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$95,275	$160,319	$23,116	$26,161
Net transfers between Sub-Accounts
and/or Fixed Account	(996,401)	2,615,008	(224,159)	67,270
Withdrawals, surrenders, annuitizations
and contract charges	(2,768,833)	(4,081,625)	(314,285)	(456,216)
Net accumulation activity	$(3,669,959)	$(1,306,298)	$(515,328)	$(362,785)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	(2,908)	(8,542)	(414)	(573)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	1,392	(1,643)	421	(1,058)
Net annuitization activity	$(1,516)	$(10,185)	$7	$(1,631)
Decrease in net assets
from contract owner transactions	$(3,671,475)	$(1,316,483)	$(515,321)	$(364,416)

(Decrease) increase in net assets	$(11,844,890)	$1,389,582	$(1,537,570)	$(108,059)

Net Assets:	-	-
Beginning of year	$19,098,566	$17,708,984	$2,513,241	$2,621,300
End of year	$7,253,676	$19,098,566	$975,671	$2,513,241

Unit Transactions:
Beginning of year	776,150	837,640	180,795	216,018
Purchased	4,527	7,176	3,564	2,079
Transferred between Sub-Accounts
and/or Fixed Account	(56,312)	107,698	(20,830)	(3,638)
Withdrawn, Surrendered, and Annuitized	(139,950)	(176,364)	(32,109)	(33,664)
End of year	584,415	776,150	131,420	180,795

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	CS1		CS2
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$1,554	$3,932	$1,629	$(1,687)
Net realized gains	446,736	714,563	14,689	52,181
Net change in unrealized
appreciation/depreciation	(1,583,371)	(74,191)	(203,006)	12,334
(Decrease) increase in net assets
from operations	$(1,135,081)	$644,304	$(186,688)	$62,828

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$44,502	$15,719	$6,606	$(5)
Net transfers between Sub-Accounts
and/or Fixed Account	(651,295)	439,025	56,275	971
Withdrawals, surrenders, annuitizations
and contract charges	(606,029)	(450,875)	(53,576)	(95,331)
Net accumulation activity	$(1,212,822)	$3,869	$9,305	$(94,365)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	(8,412)	(9,806)	(149)	(175)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	3,005	(1,529)	52	(25)
Net annuitization activity	$(5,407)	$(11,335)	$(97)	$(200)
(Decrease) increase in net assets
from contract owner transactions	$(1,218,229)	$(7,466)	$9,208	$(94,565)

(Decrease) increase in net assets	$(2,353,310)	$636,838	$(177,480)	$(31,737)

Net Assets:
Beginning of year	$3,043,581	$2,406,743	$415,287	$447,024
End of year	$690,271	$3,043,581	$237,807	$415,287

Unit Transactions:
Beginning of year	89,977	91,812	27,519	33,808
Purchased	1,299	519	731	-
Transferred between Sub-Accounts
and/or Fixed Account	(24,983)	12,499	4,159	(149)
Withdrawn, Surrendered, and Annuitized	(19,767)	(14,853)	(5,067)	(6,140)
End of year	46,526	89,977	27,342	27,519

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	CS3		CS4
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$1,156	$(6,598)	$(12,013)	$(19,054)
Net realized (losses) gains	(2,446)	24,190	6,546	72,805
Net change in unrealized
appreciation/depreciation	(136,272)	(43,180)	(342,343)	(76,431)
Decrease in net assets
from operations	$(137,562)	$(25,588)	$(347,810)	$(22,680)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$2	$3	$1,905	$14,901
Net transfers between Sub-Accounts
and/or Fixed Account	(30,886)	(25,199)	(73,691)	30,316
Withdrawals, surrenders, annuitizations
and contract charges	(18,411)	(109,584)	(169,396)	(190,473)
Net accumulation activity	$(49,295)	$(134,780)	$(241,182)	$(145,256)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	(996)	(1,336)	(180)	(219)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	1,782	8	131	(28)
Net annuitization activity	$786	$(1,328)	$(49)	$(247)
Decrease in net assets
from contract owner transactions	$(48,509)	$(136,108)	$(241,231)	$(145,503)

Decrease in net assets	$(186,071)	$(161,696)	$(589,041)	$(168,183)

Net Assets:
Beginning of year	$326,524	$488,220	$1,222,984	$1,391,167
End of year	$140,453	$326,524	$633,943	$1,222,984

Unit Transactions:
Beginning of year	25,108	35,748	112,854	124,946
Purchased	-	-	274	1,137
Transferred between Sub-Accounts
and/or Fixed Account	(3,229)	(2,985)	(5,205)	3,591
Withdrawn, Surrendered, and Annuitized	(1,816)	(7,655)	(16,473)	(16,820)
End of year	20,063	25,108	91,450	112,854

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	FL2		FL3
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$34,375	$139,168	$(468,756)	$(794,282)
Net realized gains	1,240,829	2,132,526	2,772,666	9,071,889
Net change in unrealized
appreciation/depreciation	(5,253,150)	(853,508)	(30,028,739)	6,640,180
(Decrease) increase in net assets
from operations	$(3,977,946)	$1,418,186	$(27,724,829)	$14,917,787

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$117,944	$59,971	$552,981	$742,494
Net transfers between Sub-Accounts
and/or Fixed Account	(699,818)	673,943	3,124,061	(7,420,650)
Withdrawals, surrenders, annuitizations
and contract charges	(1,664,558)	(1,663,807)	(9,003,822)	(13,117,374)
Net accumulation activity	$(2,246,432)	$(929,893)	$(5,326,780)	$(19,795,530)

Annuitization Activity:
Annuitizations	$-	$-	$-	$6,725
Annuity payments and contract charges	(1,839)	(2,781)	(6,869)	(7,034)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	311	(1,769)	(10,199)	(4,198)
Net annuitization activity	$(1,528)	$(4,550)	$(17,068)	$(4,507)
Decrease in net assets
from contract owner transactions	$(2,247,960)	$(934,443)	$(5,343,848)	$(19,800,037)

(Decrease) increase in net assets	$(6,225,906)	$483,743	$(33,068,677)	$(4,882,250)

Net Assets:
Beginning of year	$10,363,716	$9,879,973	$62,272,502	$67,154,752
End of year	$4,137,810	$10,363,716	$29,203,825	$62,272,502

Unit Transactions:
Beginning of year	646,769	711,657	5,224,408	7,077,916
Purchased	9,378	4,108	61,572	70,419
Transferred between Sub-Accounts
and/or Fixed Account	(56,980)	40,880	361,960	(648,455)
Withdrawn, Surrendered, and Annuitized	(129,766)	(109,876)	(993,863)	(1,275,472)
End of year	469,401	646,769	4,654,077	5,224,408

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	FL1		SGI
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(339,593)	$(451,958)	$(789,767)	$(2,864,982)
Net realized (losses) gains	(2,970,145)	19,016,924	9,797,541	14,406,585
Net change in unrealized
appreciation/depreciation	(17,026,197)	(10,885,296)	(38,623,823)	(451,664)
(Decrease) increase in net assets
from operations	$(20,335,935)	$7,679,670	$(29,616,049)	$11,089,939

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$421,282	$606,546	$1,349,712	$2,186,250
Net transfers between Sub-Accounts
and/or Fixed Account	(2,672,981)	2,361,590	(18,084,205)	2,230,360
Withdrawals, surrenders, annuitizations			-	-
and contract charges	(8,080,879)	(9,917,594)	(27,064,899)	(33,629,801)
Net accumulation activity	$(10,332,578)	$(6,949,458)	$(43,799,392)	$(29,213,191)

Annuitization Activity:
Annuitizations	$-	$-	$-	$16,333
Annuity payments and contract charges	(3,639)	(3,385)	(23,405)	(31,237)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	919	(60)	(60,415)	5,794
Net annuitization activity	$(2,720)	$(3,445)	$(83,820)	$(9,110)
Decrease in net assets
from contract owner transactions	$(10,335,298)	$(6,952,903)	$(43,883,212)	$(29,222,301)

(Decrease) increase in net assets	$(30,671,233)	$726,767	$(73,499,261)	$(18,132,362)

Net Assets:
Beginning of year	$53,222,657	$52,495,890	$159,761,421	$177,893,783
End of year	$22,551,424	$53,222,657	$86,262,160	$159,761,421

Unit Transactions:
Beginning of year	2,960,551	3,375,023	4,959,755	5,849,760
Purchased	30,401	35,750	46,507	68,130
Transferred between Sub-Accounts
and/or Fixed Account	(225,983)	137,196	(728,061)	89,712
Withdrawn, Surrendered, and Annuitized	(551,339)	(587,418)	(920,418)	(1,047,847)
End of year	2,213,630	2,960,551	3,357,783	4,959,755

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	FTG		FTI
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$13,655	$(16,970)	$46,257	$43,630
Net realized (losses) gains	(118,398)	1,278,000	384,839	1,611,835
Net change in unrealized
appreciation/depreciation	(2,494,469)	(1,188,962)	(3,096,597)	(589,751)
(Decrease) increase in net assets
from operations	$(2,599,212)	$72,068	$(2,665,501)	$1,065,714

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$242,421	$32,993	$87,641	$110,931
Net transfers between Sub-Accounts
and/or Fixed Account	(1,054,483)	305,290	(961,306)	(959,464)
Withdrawals, surrenders, annuitizations
and contract charges	(1,528,052)	(1,954,017)	(1,051,518)	(1,873,083)
Net accumulation activity	$(2,340,114)	$(1,615,734)	$(1,925,183)	$(2,721,616)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	(641)	(2,237)	(2,402)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	194	101	1,275	(3,466)
Net annuitization activity	$194	$(540)	$(962)	$(5,868)
Decrease in net assets
from contract owner transactions	$(2,339,920)	$(1,616,274)	$(1,926,145)	$(2,727,484)

Decrease in net assets	$(4,939,132)	$(1,544,206)	$(4,591,646)	$(1,661,770)

Net Assets:
Beginning of year	$7,471,651	$9,015,857	$7,600,283	$9,262,053
End of year	$2,532,519	$7,471,651	$3,008,637	$7,600,283

Unit Transactions:
Beginning of year	368,037	445,167	323,272	448,566
Purchased	13,571	1,610	4,140	4,933
Transferred between Sub-Accounts
and/or Fixed Account	(69,317)	15,879	(51,178)	(46,523)
Withdrawn, Surrendered, and Annuitized	(92,756)	(94,619)	(57,087)	(83,704)
End of year	219,535	368,037	219,147	323,272
The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	GS2		GS3
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(19,850)	$(53,542)	$5,141	$(70,675)
Net realized (losses) gains	(480,706)	366,097	221,359	1,772,835
Net change in unrealized
appreciation/depreciation	(396,836)	(1,121,096)	(3,951,430)	(2,032,294)
Decrease in net assets
from operations	$(897,392)	$(808,541)	$(3,724,930)	$(330,134)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$11,816	$104,772	$19,223	$76,862
Net transfers between Sub-Accounts
and/or Fixed Account	(333,632)	(607,436)	(460,468)	73,569
Withdrawals, surrenders, annuitizations
and contract charges	(655,768)	(1,165,124)	(1,329,832)	(3,010,183)
Net accumulation activity	$(977,584)	$(1,667,788)	$(1,771,077)	$(2,859,752)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	(965)	(1,318)	(12,716)	(13,424)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	1,919	915	5,862	(94)
Net annuitization activity	$954	$(403)	$(6,854)	$(13,518)
Decrease in net assets
from contract owner transactions	$(976,630)	$(1,668,191)	$(1,777,931)	$(2,873,270)

Decrease in net assets	$(1,874,022)	$(2,476,732)	$(5,502,861)	$(3,203,404)

Net Assets:
Beginning of year	$3,256,016	$5,732,748	$11,142,824	$14,346,228
End of year	$1,381,994	$3,256,016	$5,639,963	$11,142,824

Unit Transactions:
Beginning of year	222,304	315,753	980,655	1,208,918
Purchased	1,085	6,086	2,153	6,936
Transferred between Sub-Accounts
and/or Fixed Account	(28,588)	(34,068)	(46,388)	7,030
Withdrawn, Surrendered, and Annuitized	(50,636)	(65,467)	(141,584)	(242,229)
End of year	144,165	222,304	794,836	980,655

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	GS4		GS5
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$14,604	$13,804	$57,313	$(19,835)
Net realized (losses) gains	(301,278)	1,671,393	537,474	1,805,321
Net change in unrealized
appreciation/depreciation	(1,783,802)	(1,670,541)	(3,401,995)	(1,282,997)
(Decrease) increase in net assets
from operations	$(2,070,476)	$14,656	$(2,807,208)	$502,489

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$28,648	$43,444	$17,748	$66,449
Net transfers between Sub-Accounts
and/or Fixed Account	(587,395)	(26,668)	(239,892)	(434,086)
Withdrawals, surrenders, annuitizations
and contract charges	(1,268,764)	(1,419,966)	(1,192,435)	(2,030,820)
Net accumulation activity	$(1,827,511)	$(1,403,190)	$(1,414,579)	$(2,398,457)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	(2,882)	(3,620)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	2	(1)	2,254	(824)
Net annuitization activity	$2	$(1)	$(628)	$(4,444)
Decrease in net assets
from contract owner transactions	$(1,827,509)	$(1,403,191)	$(1,415,207)	$(2,402,901)

Decrease in net assets	$(3,897,985)	$(1,388,535)	$(4,222,415)	$(1,900,412)

Net Assets:
Beginning of year	$7,144,769	$8,533,304	$7,019,411	$8,919,823
End of year	$3,246,784	$7,144,769	$2,796,996	$7,019,411

Unit Transactions:
Beginning of year	529,518	627,538	511,690	688,435
Purchased	2,584	3,329	1,677	4,993
Transferred between Sub-Accounts
and/or Fixed Account	(51,900)	879	(26,187)	(32,865)
Withdrawn, Surrendered, and Annuitized	(110,658)	(102,228)	(113,002)	(148,873)
End of year	369,544	529,518	374,178	511,690

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	GS7		JP1
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(31,985)	$(45,392)	$(1,281)	$(21,862)
Net realized (losses) gains	(7,112)	319,942	(170,972)	144,525
Net change in unrealized
appreciation/depreciation	(1,185,277)	2,129	(1,634,178)	(57,557)
(Decrease) increase in net assets
from operations	$(1,224,374)	$276,679	$(1,806,431)	$65,106

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$25,295	$34,075	$26,989	$335,862
Net transfers between Sub-Accounts
and/or Fixed Account	149,876	370,633	(405,450)	(133,671)
Withdrawals, surrenders, annuitizations
and contract charges	(293,334)	(947,515)	(746,146)	(2,126,546)
Net accumulation activity	$(118,163)	$(542,807)	$(1,124,607)	$(1,924,355)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	(2,112)	(301)	(3,764)	(4,566)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	1,775	(5,319)	2,455	(673)
Net annuitization activity	$(337)	$(5,620)	$(1,309)	$(5,239)
Decrease in net assets
from contract owner transactions	$(118,500)	$(548,427)	$(1,125,916)	$(1,929,594)

Decrease in net assets	$(1,342,874)	$(271,748)	$(2,932,347)	$(1,864,488)

Net Assets:
Beginning of year	$3,019,469	$3,291,217	$5,881,816	$7,746,304
End of year	$1,676,595	$3,019,469	$2,949,469	$5,881,816

Unit Transactions:
Beginning of year	277,254	330,345	560,270	735,943
Purchased	4,663	3,453	3,087	33,333
Transferred between Sub-Accounts
and/or Fixed Account	20,120	35,521	(51,702)	(9,466)
Withdrawn, Surrendered, and Annuitized	(36,552)	(92,065)	(83,347)	(199,540)
End of year	265,485	277,254	428,308	560,270

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	JP2		JP3
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$10,498	$(13,091)	$(34,328)	$(69,703)
Net realized gains	611,483	616,426	180,606	630,237
Net change in unrealized
appreciation/depreciation	(1,753,745)	(282,619)	(1,112,205)	(827,689)
(Decrease) increase in net assets
from operations	$(1,131,764)	$320,716	$(965,927)	$(267,155)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$5,187	$78,266	$29,363	$60,110
Net transfers between Sub-Accounts
and/or Fixed Account	(269,876)	(394,491)	(270,562)	(155,245)
Withdrawals, surrenders, annuitizations
and contract charges	(715,969)	(910,292)	(910,721)	(1,181,635)
Net accumulation activity	$(980,658)	$(1,226,517)	$(1,151,920)	$(1,276,770)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	(1,327)	(1,596)	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	1,391	(407)	560	105
Net annuitization activity	$64	$(2,003)	$560	$105
Decrease in net assets
from contract owner transactions	$(980,594)	$(1,228,520)	$(1,151,360)	$(1,276,665)

Decrease in net assets	$(2,112,358)	$(907,804)	$(2,117,287)	$(1,543,820)

Net Assets:
Beginning of year	$3,429,750	$4,337,554	$3,793,017	$5,336,837
End of year	$1,317,392	$3,429,750	$1,675,730	$3,793,017

Unit Transactions:
Beginning of year	247,671	340,519	281,192	366,045
Purchased	458	5,548	2,182	4,459
Transferred between Sub-Accounts
and/or Fixed Account	(24,941)	(31,009)	(24,683)	(11,265)
Withdrawn, Surrendered, and Annuitized	(61,173)	(67,387)	(79,909)	(78,047)
End of year	162,015	247,671	178,782	281,192

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	LCI		LMI
	Sub-Account		Sub-Account
	Year Ended	Period Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007 [1]	2008	2007 [1]
Operations:
Net investment (loss) income	$(5,411)	$6,462	$784	$1,215
Net realized (losses) gains	(83,171)	288,743	(29,078)	23,680
Net change in unrealized
appreciation/depreciation	(476,022)	(290,405)	(149,856)	(52,738)
(Decrease) increase in net assets
from operations	$(564,604)	$4,800	$(178,150)	$(27,843)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$15,061	$1,600	$1	$10
Net transfers between Sub-Accounts
and/or Fixed Account	(73,684)	2,171,362	(38,734)	572,648
Withdrawals, surrenders, annuitizations
and contract charges	(222,355)	(390,874)	(20,721)	(34,212)
Net accumulation activity	$(280,978)	$1,782,088	$(59,454)	$538,446

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	(887)	(691)	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	354	(1,002)	-	-
Net annuitization activity	$(533)	$(1,693)	$-	$-
(Decrease) increase in net assets
from contract owner transactions	$(281,511)	$1,780,395	$(59,454)	$538,446

(Decrease) increase in net assets	$(846,115)	$1,785,195	$(237,604)	$510,603

Net Assets:
Beginning of year	$1,785,195	$-	$510,603	$-
End of year	$939,080	$1,785,195	$272,999	$510,603

Unit Transactions:
Beginning of year	176,830	-	53,713	-
Purchased	1,615	159	-	-
Transferred between Sub-Accounts
and/or Fixed Account	(8,714)	215,466	(5,078)	57,184
Withdrawn, Surrendered, and Annuitized	(24,734)	(38,795)	(2,719)	(3,471)
End of year	144,997	176,830	45,916	53,713

[1]	For the period April 30, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SB2		SB3
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(917)	$(748)	$62,637	$56,136
Net realized gains (losses)	14,788	24,415	(101,559)	(15,561)
Net change in unrealized
appreciation/depreciation	(217,062)	(10,414)	(230,271)	(28,393)
(Decrease) increase in net assets
from operations	$(203,191)	$13,253	$(269,193)	$12,182

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$17,715	$1	$3	$(8)
Net transfers between Sub-Accounts
and/or Fixed Account	(51,206)	35,766	(11,123)	(143,646)
Withdrawals, surrenders, annuitizations
and contract charges	(31,959)	(23,461)	(288,914)	(328,655)
Net accumulation activity	$(65,450)	$12,306	$(300,034)	$(472,309)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	(1,464)	(1,637)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	593	(430)
Net annuitization activity	$-	$-	$(871)	$(2,067)
(Decrease) increase in net assets
from contract owner transactions	$(65,450)	$12,306	$(300,905)	$(474,376)

(Decrease) increase in net assets	$(268,641)	$25,559	$(570,098)	$(462,194)

Net Assets:
Beginning of year	$573,793	$548,234	$1,632,981	$2,095,175
End of year	$305,152	$573,793	$1,062,883	$1,632,981

Unit Transactions:
Beginning of year	35,049	34,312	104,249	134,982
Purchased	1,182	-	-	-
Transferred between Sub-Accounts
and/or Fixed Account	(4,590)	2,174	(656)	(10,430)
Withdrawn, Surrendered, and Annuitized	(2,281)	(1,437)	(20,963)	(20,303)
End of year	29,360	35,049	82,630	104,249

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	LA1		LA2
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(208,118)	$(736,986)	$(233,676)	$(1,200,589)
Net realized gains	1,933,324	23,678,538	521,232	22,422,526
Net change in unrealized
appreciation/depreciation	(52,829,139)	(19,057,392)	(31,703,418)	(21,050,872)
(Decrease) increase in net assets
from operations	$(51,103,933)	$3,884,160	$(31,415,862)	$171,065

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$1,796,661	$2,418,905	$570,205	$1,344,155
Net transfers between Sub-Accounts
and/or Fixed Account	(5,865,045)	(3,324,517)	(826,960)	(790,932)
Withdrawals, surrenders, annuitizations
and contract charges	(22,619,286)	(34,328,994)	(13,196,733)	(19,404,174)
Net accumulation activity	$(26,687,670)	$(35,234,606)	$(13,453,488)	$(18,850,951)

Annuitization Activity:
Annuitizations	$-	$6,642	$-	$9,487
Annuity payments and contract charges	(14,689)	(20,416)	(7,410)	(17,223)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	(18,382)	5,547	(16,957)	2,621
Net annuitization activity	$(33,071)	$(8,227)	$(24,367)	$(5,115)
Decrease in net assets
from contract owner transactions	$(26,720,741)	$(35,242,833)	$(13,477,855)	$(18,856,066)

Decrease in net assets	$(77,824,674)	$(31,358,673)	$(44,893,717)	$(18,685,001)

Net Assets:
Beginning of year	$152,368,280	$183,726,953	$87,982,040	$106,667,041
End of year	$74,543,606	$152,368,280	$43,088,323	$87,982,040

Unit Transactions:
Beginning of year	9,829,811	12,077,052	5,381,998	6,489,218
Purchased	138,307	151,775	43,444	76,433
Transferred between Sub-Accounts
and/or Fixed Account	(547,026)	(208,935)	(37,643)	(42,629)
Withdrawn, Surrendered, and Annuitized	(1,765,454)	(2,190,081)	(989,649)	(1,141,024)
End of year	7,655,638	9,829,811	4,398,150	5,381,998

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	LA3		CAS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(44,414)	$(59,777)	$(46,028)	$(96,427)
Net realized (losses) gains	(781,590)	1,601,487	70,896	269,734
Net change in unrealized
appreciation/depreciation	(2,251,872)	(1,298,249)	(2,143,851)	552,895
(Decrease) increase in net assets
from operations	$(3,077,876)	$243,461	$(2,118,983)	$726,202

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$69,653	$30,899	$23,200	$22,693
Net transfers between Sub-Accounts
and/or Fixed Account	(623,571)	281,250	(354,696)	(1,085,355)
Withdrawals, surrenders, annuitizations
and contract charges	(894,658)	(1,812,303)	(1,063,456)	(1,691,228)
Net accumulation activity	$(1,448,576)	$(1,500,154)	$(1,394,952)	$(2,753,890)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	(885)	(3,202)	(4,021)	(4,675)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	1,380	(2,295)	2,113	(893)
Net annuitization activity	$495	$(5,497)	$(1,908)	$(5,568)
Decrease in net assets
from contract owner transactions	$(1,448,081)	$(1,505,651)	$(1,396,860)	$(2,759,458)

Decrease in net assets	$(4,525,957)	$(1,262,190)	$(3,515,843)	$(2,033,256)

Net Assets:
Beginning of year	$6,910,229	$8,172,419	$6,655,013	$8,688,269
End of year	$2,384,272	$6,910,229	$3,139,170	$6,655,013

Unit Transactions:
Beginning of year	379,864	463,713	809,834	1,151,127
Purchased	4,572	1,693	4,851	3,025
Transferred between Sub-Accounts
and/or Fixed Account	(48,146)	10,418	(50,350)	(132,913)
Withdrawn, Surrendered, and Annuitized	(66,689)	(95,960)	(158,321)	(211,405)
End of year	269,601	379,864	606,014	809,834

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	EGS		GSS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(133,004)	$(243,071)	$844,753	$849,350
Net realized gains (losses)	1,187,349	1,756,359	(184,866)	(741,656)
Net change in unrealized
appreciation/depreciation	(5,877,196)	1,475,225	740,618	1,203,300
(Decrease) increase in net assets
from operations	$(4,822,851)	$2,988,513	$1,400,505	$1,310,994

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$51,066	$180,851	$235,588	$385,849
Net transfers between Sub-Accounts
and/or Fixed Account	(613,946)	(967,951)	1,697,845	34,524
Withdrawals, surrenders, annuitizations
and contract charges	(2,741,491)	(4,472,866)	(5,563,227)	(5,797,358)
Net accumulation activity	$(3,304,371)	$(5,259,966)	$(3,629,794)	$(5,376,985)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	(14,559)	(13,804)	(14,904)	(10,327)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	7,699	(7,506)	(432)	(630)
Net annuitization activity	$(6,860)	$(21,310)	$(15,336)	$(10,957)
Decrease in net assets
from contract owner transactions	$(3,311,231)	$(5,281,276)	$(3,645,130)	$(5,387,942)

Decrease in net assets	$(8,134,082)	$(2,292,763)	$(2,244,625)	$(4,076,948)

Net Assets:
Beginning of year	$15,258,487	$17,551,250	$22,149,346	$26,226,294
End of year	$7,124,405	$15,258,487	$19,904,721	$22,149,346

Unit Transactions:
Beginning of year	1,537,801	2,138,440	1,590,552	1,990,535
Purchased	6,578	18,810	16,461	28,067
Transferred between Sub-Accounts
and/or Fixed Account	(77,068)	(111,080)	120,235	857
Withdrawn, Surrendered, and Annuitized	(324,663)	(508,369)	(392,096)	(428,907)
End of year	1,142,648	1,537,801	1,335,152	1,590,552

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	HYS		M1A
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$834,751	$1,011,949	$(476,261)	$(682,114)
Net realized (losses) gains	(886,689)	17,053	5,355,971	4,970,677
Net change in unrealized
appreciation/depreciation	(2,978,783)	(885,440)	(18,161,991)	(3,617,659)
(Decrease) increase in net assets
from operations	$(3,030,721)	$143,562	$(13,282,281)	$670,904

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$79,686	$299,832	$275,236	$462,721
Net transfers between Sub-Accounts
and/or Fixed Account	(81,198)	(1,261,784)	618,189	(199,405)
Withdrawals, surrenders, annuitizations
and contract charges	(3,066,464)	(4,138,583)	(4,149,459)	(7,415,820)
Net accumulation activity	$(3,067,976)	$(5,100,535)	$(3,256,034)	$(7,152,504)

Annuitization Activity:
Annuitizations	$-	$-	$-	$6,674
Annuity payments and contract charges	(11,913)	(11,603)	(4,159)	(6,669)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	3,388	(1,031)	(16,071)	1,831
Net annuitization activity	$(8,525)	$(12,634)	$(20,230)	$1,836
Decrease in net assets
from contract owner transactions	$(3,076,501)	$(5,113,169)	$(3,276,264)	$(7,150,668)

Decrease in net assets	$(6,107,222)	$(4,969,607)	$(16,558,545)	$(6,479,764)

Net Assets:
Beginning of year	$13,514,394	$18,484,001	$36,389,607	$42,869,371
End of year	$7,407,172	$13,514,394	$19,831,062	$36,389,607

Unit Transactions:
Beginning of year	989,027	1,358,379	2,976,821	3,582,266
Purchased	7,524	21,235	27,846	36,801
Transferred between Sub-Accounts
and/or Fixed Account	26,252	(90,937)	128,310	(22,539)
Withdrawn, Surrendered, and Annuitized	(240,915)	(299,650)	(424,440)	(619,707)
End of year	781,888	989,027	2,708,537	2,976,821

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	M1B		MFC
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(76,952)	$(124,049)	$667,270	$685,818
Net realized gains (losses)	292,677	486,841	(691,468)	63,057
Net change in unrealized
appreciation/depreciation	(3,119,991)	461,611	(2,547,322)	(689,341)
(Decrease) increase in net assets
from operations	$(2,904,266)	$824,403	$(2,571,520)	$59,534

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$43,824	$82,841	$133,122	$306,231
Net transfers between Sub-Accounts
and/or Fixed Account	(290,130)	(609,147)	520,376	(809,992)
Withdrawals, surrenders, annuitizations
and contract charges	(758,443)	(943,400)	(1,358,472)	(2,091,945)
Net accumulation activity	$(1,004,749)	$(1,469,706)	$(704,974)	$(2,595,706)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-
Decrease in net assets
from contract owner transactions	$(1,004,749)	$(1,469,706)	$(704,974)	$(2,595,706)

Decrease in net assets	$(3,909,015)	$(645,303)	$(3,276,494)	$(2,536,172)

Net Assets:
Beginning of year	$8,360,777	$9,006,080	$9,883,130	$12,419,302
End of year	$4,451,762	$8,360,777	$6,606,636	$9,883,130

Unit Transactions:
Beginning of year	755,576	887,008	705,076	886,780
Purchased	4,268	8,073	11,133	21,452
Transferred between Sub-Accounts
and/or Fixed Account	(28,525)	(50,340)	74,447	(55,613)
Withdrawn, Surrendered, and Annuitized	(82,276)	(89,165)	(109,111)	(147,543)
End of year	649,043	755,576	681,545	705,076

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MFD		MFE
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(10,360)	$(17,282)	$16,853	$(49,358)
Net realized gains	18,630	71,428	2,951,012	1,978,550
Net change in unrealized
appreciation/depreciation	(343,487)	51,935	(7,958,630)	969,364
(Decrease) increase in net assets
from operations	$(335,217)	$106,081	$(4,990,765)	$2,898,556

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$26,528	$26,383	$48,443	$71,666
Net transfers between Sub-Accounts
and/or Fixed Account	(89,961)	30,939	(96,347)	954,824
Withdrawals, surrenders, annuitizations
and contract charges	(143,219)	(323,513)	(1,563,140)	(2,036,349)
Net accumulation activity	$(206,652)	$(266,191)	$(1,611,044)	$(1,009,859)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	(59)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	8	(5)
Net annuitization activity	$-	$-	$8	$(64)
Decrease in net assets
from contract owner transactions	$(206,652)	$(266,191)	$(1,611,036)	$(1,009,923)

(Decrease) increase in net assets	$(541,869)	$(160,110)	$(6,601,801)	$1,888,633

Net Assets:
Beginning of year	$1,036,045	$1,196,155	$13,603,597	$11,714,964
End of year	$494,176	$1,036,045	$7,001,796	$13,603,597

Unit Transactions:
Beginning of year	95,532	120,119	587,901	649,991
Purchased	2,996	2,715	2,777	3,634
Transferred between Sub-Accounts
and/or Fixed Account	(8,453)	1,969	(21,150)	31,711
Withdrawn, Surrendered, and Annuitized	(15,413)	(29,271)	(80,430)	(97,435)
End of year	74,662	95,532	489,098	587,901

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MFF		MFJ
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(25,404)	$(26,634)	$814,367	$752,555
Net realized gains	35,654	204,912	2,720,329	5,330,355
Net change in unrealized
appreciation/depreciation	(757,542)	115,037	(17,375,068)	(4,291,283)
(Decrease) increase in net assets
from operations	$(747,292)	$293,315	$(13,840,372)	$1,791,627

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$11,063	$49,370	$670,256	$684,000
Net transfers between Sub-Accounts
and/or Fixed Account	446,813	118,541	(7,306,106)	482,431
Withdrawals, surrenders, annuitizations
and contract charges	(269,456)	(333,209)	(7,745,274)	(9,642,413)
Net accumulation activity	$188,420	$(165,298)	$(14,381,124)	$(8,475,982)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	(2,382)	(2,282)	(14,776)	(25,176)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	90	(161)	2,236	(1,529)
Net annuitization activity	$(2,292)	$(2,443)	$(12,540)	$(26,705)
Increase (decrease) in net assets
from contract owner transactions	$186,128	$(167,741)	$(14,393,664)	$(8,502,687)

(Decrease) increase in net assets	$(561,164)	$125,574	$(28,234,036)	$(6,711,060)

Net Assets:
Beginning of year	$1,902,492	$1,776,918	$67,895,949	$74,607,009
End of year	$1,341,328	$1,902,492	$39,661,913	$67,895,949

Unit Transactions:
Beginning of year	139,120	156,051	4,939,318	5,555,631
Purchased	925	1,516	50,785	49,321
Transferred between Sub-Accounts
and/or Fixed Account	44,848	8,495	(624,173)	4,922
Withdrawn, Surrendered, and Annuitized	(24,953)	(26,942)	(623,181)	(670,556)
End of year	159,940	139,120	3,742,749	4,939,318

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MFK		MFL
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$681,537	$617,647	$(14,007)	$(34,454)
Net realized (losses) gains	(320,903)	(380,242)	(1,559)	403,536
Net change in unrealized
appreciation/depreciation	851,381	757,631	(2,034,802)	(94,741)
Increase (decrease) in net assets
from operations	$1,212,015	$995,036	$(2,050,368)	$274,341

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$166,641	$186,518	$32,529	$69,083
Net transfers between Sub-Accounts
and/or Fixed Account	867,940	392,199	(492,223)	154,474
Withdrawals, surrenders, annuitizations
and contract charges	(3,422,256)	(2,805,134)	(661,168)	(885,239)
Net accumulation activity	$(2,387,675)	$(2,226,417)	$(1,120,862)	$(661,682)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	(430)	(830)	(4,736)	(5,117)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	(14)	(21)	239	(130)
Net annuitization activity	$(444)	$(851)	$(4,497)	$(5,247)
Decrease in net assets
from contract owner transactions	$(2,388,119)	$(2,227,268)	$(1,125,359)	$(666,929)

Decrease in net assets	$(1,176,104)	$(1,232,232)	$(3,175,727)	$(392,588)

Net Assets:
Beginning of year	$19,118,680	$20,350,912	$6,264,845	$6,657,433
End of year	$17,942,576	$19,118,680	$3,089,118	$6,264,845

Unit Transactions:
Beginning of year	1,607,136	1,799,514	498,656	553,299
Purchased	13,903	16,606	2,825	5,529
Transferred between Sub-Accounts
and/or Fixed Account	74,338	31,756	(50,134)	11,224
Withdrawn, Surrendered, and Annuitized	(278,849)	(240,740)	(67,353)	(71,396)
End of year	1,416,528	1,607,136	383,994	498,656

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MIS		MIT
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(100,456)	$(209,003)	$11,258	$(53,533)
Net realized gains	377,647	893,964	579,599	998,572
Net change in unrealized
appreciation/depreciation	(5,691,364)	1,202,306	(5,564,493)	(20,715)
(Decrease) increase in net assets
from operations	$(5,414,173)	$1,887,267	$(4,973,636)	$924,324

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$180,353	$309,430	$334,598	$135,887
Net transfers between Sub-Accounts
and/or Fixed Account	(926,878)	(1,724,023)	(1,100,823)	(1,123,711)
Withdrawals, surrenders, annuitizations
and contract charges	(3,452,357)	(4,161,518)	(2,656,189)	(4,167,791)
Net accumulation activity	$(4,198,882)	$(5,576,111)	$(3,422,414)	$(5,155,615)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	(9,311)	(9,098)	(4,322)	(4,940)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	1,128	(1,195)	10,198	(2,479)
Net annuitization activity	$(8,183)	$(10,293)	$5,876	$(7,419)
Decrease in net assets
from contract owner transactions	$(4,207,065)	$(5,586,404)	$(3,416,538)	$(5,163,034)

Decrease in net assets	$(9,621,238)	$(3,699,137)	$(8,390,174)	$(4,238,710)

Net Assets:
Beginning of year	$17,249,482	$20,948,619	$16,361,842	$20,600,552
End of year	$7,628,244	$17,249,482	$7,971,668	$16,361,842

Unit Transactions:
Beginning of year	2,087,025	2,762,033	1,506,689	1,969,866
Purchased	24,696	37,001	39,739	12,754
Transferred between Sub-Accounts
and/or Fixed Account	(145,902)	(219,425)	(119,268)	(100,312)
Withdrawn, Surrendered, and Annuitized	(493,287)	(492,584)	(282,708)	(375,619)
End of year	1,472,532	2,087,025	1,144,452	1,506,689

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MMS		NWD
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$13,447	$73,005	$(293,748)	$(472,336)
Net realized gains	-	-	4,981,171	5,360,007
Net change in unrealized
appreciation/depreciation	-	-	(13,804,113)	(4,130,059)
Increase (decrease) in net assets
from operations	$13,447	$73,005	$(9,116,690)	$757,612

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$28,212	$10,870	$247,182	$414,979
Net transfers between Sub-Accounts
and/or Fixed Account	847,084	840,413	(1,287,825)	(605,441)
Withdrawals, surrenders, annuitizations
and contract charges	(1,063,613)	(696,237)	(4,888,928)	(7,547,760)
Net accumulation activity	$(188,317)	$155,046	$(5,929,571)	$(7,738,222)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	(834)	(768)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	496	(5)
Net annuitization activity	$-	$-	$(338)	$(773)
(Decrease) increase in net assets
from contract owner transactions	$(188,317)	$155,046	$(5,929,909)	$(7,738,995)

(Decrease) increase in net assets	$(174,870)	$228,051	$(15,046,599)	$(6,981,383)

Net Assets:
Beginning of year	$2,267,473	$2,039,422	$27,392,315	$34,373,698
End of year	$2,092,603	$2,267,473	$12,345,716	$27,392,315

Unit Transactions:
Beginning of year	187,063	173,945	2,511,288	3,093,225
Purchased	2,316	911	26,003	32,205
Transferred between Sub-Accounts
and/or Fixed Account	69,306	70,712	(114,544)	(43,486)
Withdrawn, Surrendered, and Annuitized	(87,113)	(58,505)	(551,996)	(570,656)
End of year	171,572	187,063	1,870,751	2,511,288

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	TRS		UTS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$607,353	$719,794	$138,111	$(45,829)
Net realized gains	1,872,857	4,377,778	10,923,981	7,622,073
Net change in unrealized
appreciation/ depreciation	(9,798,570)	(3,682,230)	(22,538,966)	1,306,717
(Decrease) increase in net assets
from operations	$(7,318,360)	$1,415,342	$(11,476,874)	$8,882,961

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$404,656	$380,447	$433,382	$272,091
Net transfers between Sub-Accounts
and/ or Fixed Account	(3,549,923)	(2,301,874)	(1,855,737)	919,179
Withdrawals, surrenders, annuitizations
and contract charges	(8,074,830)	(8,882,885)	(8,280,529)	(9,310,462)
Net accumulation activity	$(11,220,097)	$(10,804,312)	$(9,702,884)	$(8,119,192)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	(8,184)	(9,237)	(24,817)	(27,081)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	2,143	(1,008)	14,494	(6,352)
Net annuitization activity	$(6,041)	$(10,245)	$(10,323)	$(33,433)
Decrease in net assets
from contract owner transactions	$(11,226,138)	$(10,814,557)	$(9,713,207)	$(8,152,625)

(Decrease) increase in net assets	$(18,544,498)	$(9,399,215)	$(21,190,081)	$730,336

Net Assets:
Beginning of year	$39,050,127	$48,449,342	$36,943,184	$36,212,848
End of year	$20,505,629	$39,050,127	$15,753,103	$36,943,184

Unit Transactions:
Beginning of year	2,539,605	3,237,526	1,671,698	2,062,507
Purchased	29,116	24,728	22,876	13,808
Transferred between Sub-Accounts
and/ or Fixed Account	(268,231)	(150,431)	(114,884)	46,718
Withdrawn, Surrendered, and Annuitized	(572,231)	(572,218)	(438,791)	(451,335)
End of year	1,728,259	2,539,605	1,140,899	1,671,698

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	PHY		PMB
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$3,506,405	$4,149,291	$2,203,279	$2,517,740
Net realized (losses) gains	(2,963,362)	957,013	416,192	2,292,306
Net change in unrealized
appreciation/ depreciation	(15,146,297)	(3,716,467)	(10,114,601)	(2,416,091)
(Decrease) increase in net assets
from operations	$(14,603,254)	$1,389,837	$(7,495,130)	$2,393,955

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$615,360	$900,951	$564,108	$706,292
Net transfers between Sub-Accounts
and/ or Fixed Account	(4,742,969)	114,508	(7,650,507)	(1,050,874)
Withdrawals, surrenders, annuitizations
and contract charges	(10,356,587)	(15,615,970)	(8,782,272)	(12,689,377)
Net accumulation activity	$(14,484,196)	$(14,600,511)	$(15,868,671)	$(13,033,959)

Annuitization Activity:
Annuitizations	$-	$11,429	$-	$9,612
Annuity payments and contract charges	(6,830)	(9,040)	(8,300)	(9,653)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	(21,371)	1,963	(26,316)	2,261
Net annuitization activity	$(28,201)	$4,352	$(34,616)	$2,220
Decrease in net assets
from contract owner transactions	$(14,512,397)	$(14,596,159)	$(15,903,287)	$(13,031,739)

Decrease in net assets	$(29,115,651)	$(13,206,322)	$(23,398,417)	$(10,637,784)

Net Assets:
Beginning of year	$69,668,179	$82,874,501	$54,986,532	$65,624,316
End of year	$40,552,528	$69,668,179	$31,588,115	$54,986,532

Unit Transactions:
Beginning of year	4,415,930	5,350,402	2,757,129	3,420,726
Purchased	42,257	57,313	29,408	36,237
Transferred between Sub-Accounts
and/ or Fixed Account	(321,365)	3,352	(433,929)	(52,009)
Withdrawn, Surrendered, and Annuitized	(716,636)	(995,137)	(462,246)	(647,825)
End of year	3,420,186	4,415,930	1,890,362	2,757,129

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	PRR		PTR
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$385,432	$518,269	$2,540,055	$3,378,990
Net realized (losses) gains	(371,331)	(160,541)	1,470,601	(778,999)
Net change in unrealized
appreciation/ depreciation	(1,916,389)	1,046,888	(1,420,155)	4,468,276
(Decrease) increase in net assets
from operations	$(1,902,288)	$1,404,616	$2,590,501	$7,068,267

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$187,665	$614,666	$857,320	$2,387,612
Net transfers between Sub-Accounts
and/ or Fixed Account	7,577,672	181,175	(12,723,723)	1,573,844
Withdrawals, surrenders, annuitizations
and contract charges	(5,093,020)	(2,681,264)	(20,571,904)	(22,710,379)
Net accumulation activity	$2,672,317	$(1,885,423)	$(32,438,307)	$(18,748,923)

Annuitization Activity:
Annuitizations	$-	$-	$-	$14,536
Annuity payments and contract charges	(863)	(344)	(7,454)	(8,877)
Net transfers between Sub-Accounts	-	-
Adjustments to annuity reserves	(370)	(21)	(24,849)	1,927
Net annuitization activity	$(1,233)	$(365)	$(32,303)	$7,586
Increase (decrease) in net assets
from contract owner transactions	$2,671,084	$(1,885,788)	$(32,470,610)	$(18,741,337)

Increase (decrease) in net assets	$768,796	$(481,172)	$(29,880,109)	$(11,673,070)

Net Assets:
Beginning of year	$16,817,598	$17,298,770	$98,294,449	$109,967,519
End of year	$17,586,394	$16,817,598	$68,414,340	$98,294,449

Unit Transactions:
Beginning of year	1,329,677	1,490,902	8,162,924	9,778,093
Purchased	14,869	52,559	69,875	206,240
Transferred between Sub-Accounts
and/ or Fixed Account	582,356	11,760	(1,042,642)	158,932
Withdrawn, Surrendered, and Annuitized	(407,517)	(225,544)	(1,678,518)	(1,980,341)
End of year	1,519,385	1,329,677	5,511,639	8,162,924

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	OP1		OP2
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(13,963)	$(29,192)	$(34,010)	$(84,250)
Net realized gains	394,537	711,131	310,832	796,843
Net change in unrealized
appreciation/ depreciation	(1,563,700)	(560,726)	(1,800,440)	(286,368)
(Decrease) increase in net assets
from operations	$(1,183,126)	$121,213	$(1,523,618)	$426,225

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$6,640	$608	$14,058	$11,383
Net transfers between Sub-Accounts
and/ or Fixed Account	(74,407)	(43,837)	(432,053)	(666,232)
Withdrawals, surrenders, annuitizations
and contract charges	(245,490)	(872,662)	(1,064,616)	(2,468,932)
Net accumulation activity	$(313,257)	$(915,891)	$(1,482,611)	$(3,123,781)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	(861)	(1,060)	(14,092)	(16,599)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	673	(93)	4,849	(1,472)
Net annuitization activity	$(188)	$(1,153)	$(9,243)	$(18,071)
Decrease in net assets
from contract owner transactions	$(313,445)	$(917,044)	$(1,491,854)	$(3,141,852)

Decrease in net assets	$(1,496,571)	$(795,831)	$(3,015,472)	$(2,715,627)

Net Assets:
Beginning of year	$3,177,768	$3,973,599	$4,827,432	$7,543,059
End of year	$1,681,197	$3,177,768	$1,811,960	$4,827,432

Unit Transactions:
Beginning of year	224,003	287,548	155,858	257,601
Purchased	520	40	495	395
Transferred between Sub-Accounts
and/ or Fixed Account	(6,040)	(2,994)	(16,242)	(21,912)
Withdrawn, Surrendered, and Annuitized	(22,076)	(60,591)	(38,385)	(80,226)
End of year	196,407	224,003	101,726	155,858

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	OP3		OP4
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(14,652)	$(30,721)	$11,445	$6,159
Net realized gains	152,335	632,283	33,876	69,154
Net change in unrealized
appreciation/ depreciation	(701,357)	(594,333)	(281,742)	(58,513)
(Decrease) increase in net assets
from operations	$(563,674)	$7,229	$(236,421)	$16,800

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$3,328	$58,065	$4,159	$(1,012)
Net transfers between Sub-Accounts
and/ or Fixed Account	(194,956)	(180,175)	(26,067)	(265,597)
Withdrawals, surrenders, annuitizations
and contract charges	(315,623)	(610,398)	(73,554)	(160,294)
Net accumulation activity	$(507,251)	$(732,508)	$(95,462)	$(426,903)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	(7,549)	(9,413)	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	2,630	(526)	-	-
Net annuitization activity	$(4,919)	$(9,939)	$-	$-
Decrease in net assets
from contract owner transactions	$(512,170)	$(742,447)	$(95,462)	$(426,903)

Decrease in net assets	$(1,075,844)	$(735,218)	$(331,883)	$(410,103)

Net Assets:
Beginning of year	$1,726,912	$2,462,130	$840,036	$1,250,139
End of year	$651,068	$1,726,912	$508,153	$840,036

Unit Transactions:
Beginning of year	75,198	107,735	62,458	94,149
Purchased	151	2,184	329	-
Transferred between Sub-Accounts
and/ or Fixed Account	(10,738)	(8,022)	(2,118)	(19,821)
Withdrawn, Surrendered, and Annuitized	(15,771)	(26,699)	(6,224)	(11,870)
End of year	48,840	75,198	54,445	62,458

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	RX1		RX2
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(3,697)	$(3,456)	$(9,182)	$(16,357)
Net realized (losses) gains	(20,568)	162,658	(119,180)	156,886
Net change in unrealized
appreciation/ depreciation	(184,907)	(150,098)	(247,321)	(15,985)
(Decrease) increase in net assets
from operations	$(209,172)	$9,104	$(375,683)	$124,544

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$11,391	$18,114	$26,701	$7,001
Net transfers between Sub-Accounts
and/ or Fixed Account	(157,969)	(155,272)	(426,446)	(45,124)
Withdrawals, surrenders, annuitizations
and contract charges	(77,233)	(320,975)	(136,287)	(307,733)
Net accumulation activity	$(223,811)	$(458,133)	$(536,032)	$(345,856)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	(2,196)	(573)	(618)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	-	(483)	377	(967)
Net annuitization activity	$-	$(2,679)	$(196)	$(1,585)
Decrease in net assets
from contract owner transactions	$(223,811)	$(460,812)	$(536,228)	$(347,441)

Decrease in net assets	$(432,983)	$(451,708)	$(911,911)	$(222,897)

Net Assets:
Beginning of year	$559,869	$1,011,577	$1,175,624	$1,398,521
End of year	$126,886	$559,869	$263,713	$1,175,624

Unit Transactions:
Beginning of year	55,231	94,698	112,688	166,587
Purchased	1,218	1,115	4,695	745
Transferred between Sub-Accounts
and/ or Fixed Account	(19,642)	(11,421)	(49,261)	(18,724)
Withdrawn, Surrendered, and Annuitized	(9,783)	(29,161)	(22,465)	(35,920)
End of year	27,024	55,231	45,657	112,688

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	LCG		LGF
	Sub-Account		Sub-Account
	Year Ended	Period Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007 [1]	2008	2007 [1]
Operations:
Net investment loss	$(192,249)	$(212,471)	$(71,598)	$(77,482)
Net realized (losses) gains	(847,198)	71,967	(364,040)	31,221
Net change in unrealized
appreciation/ depreciation	(6,563,515)	387,843	(2,266,407)	123,432
(Decrease) increase in net assets
from operations	$(7,602,962)	$247,339	$(2,702,045)	$77,171

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$88,222	$348,664	$21,983	$71,779
Net transfers between Sub-Accounts
and/ or Fixed Account	(725,182)	23,128,000	(330,954)	8,128,483
Withdrawals, surrenders, annuitizations
and contract charges	(2,499,354)	(4,648,152)	(895,941)	(1,394,184)
Net accumulation activity	$(3,136,314)	$18,828,512	$(1,204,912)	$6,806,078

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	(4,691)	(3,938)	(4,591)	-
Net transfers between Sub-Accounts
Adjustments to annuity reserves	202	(1,182)	155	(550)
Net annuitization activity	$(4,489)	$(5,120)	$(4,436)	$(550)
(Decrease) increase in net assets
from contract owner transactions	$(3,140,803)	$18,823,392	$(1,209,348)	$6,805,528

(Decrease) increase in net assets	$(10,743,765)	$19,070,731	$(3,911,393)	$6,882,699

Net Assets:
Beginning of year	$19,070,731	$-	$6,882,699	$-
End of year	$8,326,966	$19,070,731	$2,971,306	$6,882,699

Unit Transactions:
Beginning of year	1,874,035	-	679,016	-
Purchased	10,845	34,831	3,827	7,090
Transferred between Sub-Accounts
and/ or Fixed Account	(91,622)	2,302,972	(36,858)	810,988
Withdrawn, Surrendered, and Annuitized	(308,539)	(463,768)	(111,665)	(139,062)
End of year	1,484,719	1,874,035	534,320	679,016

[1]	For the period April 30, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SC1		SC2
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$536,277	$2,559,385	$1,147,548	$1,323,065
Net realized losses	-	-	(1,342,713)	(341,825)
Net change in unrealized
appreciation/ depreciation	-	-	(3,627,679)	(224,752)
Increase (decrease) in net assets
from operations	$536,277	$2,559,385	$(3,822,844)	$756,488

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$2,832,284	$5,608,634	$371,891	$920,843
Net transfers between Sub-Accounts
and/ or Fixed Account	75,011,643	52,330,133	(1,220,427)	2,369,414
Withdrawals, surrenders, annuitizations
and contract charges	(56,651,795)	(58,497,331)	(6,779,922)	(9,492,616)
Net accumulation activity	$21,192,132	$(558,564)	$(7,628,458)	$(6,202,359)

Annuitization Activity:
Annuitizations	$-	$2,892	$-	$-
Annuity payments and contract charges	(38,907)	(43,329)	(25,795)	(22,901)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	(4,684)	(8,813)	3,044	(2,140)
Net annuitization activity	$(43,591)	$(49,250)	$(22,751)	$(25,041)
Increase (decrease) in net assets
from contract owner transactions	$21,148,541	$(607,814)	$(7,651,209)	$(6,227,400)

Increase (decrease) in net assets	$21,684,818	$1,951,571	$(11,474,053)	$(5,470,912)

Net Assets:
Beginning of year	$80,562,531	$78,610,960	$32,591,904	$38,062,816
End of year	$102,247,349	$80,562,531	$21,117,851	$32,591,904

Unit Transactions:
Beginning of year	7,339,311	7,379,175	2,340,448	2,789,424
Purchased	262,661	510,653	27,371	66,732
Transferred between Sub-Accounts
and/ or Fixed Account	6,525,063	3,603,973	(100,199)	166,647
Withdrawn, Surrendered, and Annuitized	(4,904,285)	(4,154,490)	(504,191)	(682,355)
End of year	9,222,750	7,339,311	1,763,429	2,340,448

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SC3		SC5
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$302,672	$(131,002)	$(780,155)	$(396,336)
Net realized gains	2,914,215	19,842,649	10,886,942	24,162,260
Net change in unrealized
appreciation/ depreciation	(23,826,537)	(29,885,375)	(32,740,829)	(12,581,353)
(Decrease) increase in net assets
from operations	$(20,609,650)	$(10,173,728)	$(22,634,042)	$11,184,571

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$594,255	$1,026,822	$760,825	$800,641
Net transfers between Sub-Accounts
and/ or Fixed Account	(1,032,040)	(519,331)	(3,863,873)	(7,617,704)
Withdrawals, surrenders, annuitizations
and contract charges	(9,730,461)	(15,023,102)	(11,718,479)	(15,743,828)
Net accumulation activity	$(10,168,246)	$(14,515,611)	$(14,821,527)	$(22,560,891)

Annuitization Activity:
Annuitizations	$-	$4,594	$-	$-
Annuity payments and contract charges	(10,275)	(22,448)	(15,124)	(18,652)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	(12,439)	2,141	(9,104)	(1,549)
Net annuitization activity	$(22,714)	$(15,713)	$(24,228)	$(20,201)
Decrease in net assets
from contract owner transactions	$(10,190,960)	$(14,531,324)	$(14,845,755)	$(22,581,092)

Decrease in net assets	$(30,800,610)	$(24,705,052)	$(37,479,797)	$(11,396,521)

Net Assets:
Beginning of year	$58,482,574	$83,187,626	$73,793,658	$85,190,179
End of year	$27,681,964	$58,482,574	$36,313,861	$73,793,658

Unit Transactions:
Beginning of year	2,146,464	2,574,445	3,624,510	4,734,629
Purchased	24,734	31,415	43,632	40,604
Transferred between Sub-Accounts
and/ or Fixed Account	114,169	12,840	(219,607)	(383,205)
Withdrawn, Surrendered, and Annuitized	(391,724)	(472,236)	(673,195)	(767,518)
End of year	1,893,643	2,146,464	2,775,340	3,624,510

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SC7		SCB
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(254,530)	$(525,817)	$(689,795)	$(1,238,501)
Net realized gains (losses)	3,728,573	6,775,906	(2,138,414)	14,349,116
Net change in unrealized
appreciation/ depreciation	(18,940,240)	(4,681,720)	(20,347,806)	(14,473,646)
(Decrease) increase in net assets
from operations	$(15,466,197)	$1,568,369	$(23,176,015)	$(1,363,031)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$376,688	$748,474	$599,457	$763,771
Net transfers between Sub-Accounts
and/ or Fixed Account	(3,761,870)	(938,809)	(988,207)	1,782,630
Withdrawals, surrenders, annuitizations
and contract charges	(8,093,237)	(10,770,398)	(9,651,952)	(15,363,459)
Net accumulation activity	$(11,478,419)	$(10,960,733)	$(10,040,702)	$(12,817,058)

Annuitization Activity:
Annuitizations	$-	$-	$-	$6,636
Annuity payments and contract charges	(19,236)	(20,620)	(17,358)	(25,259)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	14,064	(1,874)	(14,795)	1,667
Net annuitization activity	$(5,172)	$(22,494)	$(32,153)	$(16,956)
Decrease in net assets
from contract owner transactions	$(11,483,591)	$(10,983,227)	$(10,072,855)	$(12,834,014)

Decrease in net assets	$(26,949,788)	$(9,414,858)	$(33,248,870)	$(14,197,045)

Net Assets:
Beginning of year	$47,881,059	$57,295,917	$68,741,092	$82,938,137
End of year	$20,931,271	$47,881,059	$35,492,222	$68,741,092

Unit Transactions:
Beginning of year	3,652,592	4,502,180	3,953,830	4,668,685
Purchased	34,587	56,836	42,654	41,075
Transferred between Sub-Accounts
and/ or Fixed Account	(367,846)	(93,472)	15,511	115,335
Withdrawn, Surrendered, and Annuitized	(730,943)	(812,952)	(672,017)	(871,265)
End of year	2,588,390	3,652,592	3,339,978	3,953,830

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SCM		SGC
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008 [2]	2007
Operations:
Net investment (loss) income	$(12,070)	$(19,997)	$385	$-
Net realized (losses) gains	(218,231)	190,421	(18,121)	-
Net change in unrealized
appreciation/ depreciation	(336,473)	(321,486)	(50,595)	-
Decrease in net assets
from operations	$(566,774)	$(151,062)	$(68,331)	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$35,578	$67,864	$3	$-
Net transfers between Sub-Accounts
and/ or Fixed Account	(36,350)	261,910	224,321	-
Withdrawals, surrenders, annuitizations
and contract charges	(490,402)	(642,157)	(1,931)	-
Net accumulation activity	$(491,174)	$(312,383)	$222,393	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	(410)	(2,113)	(605)	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	484	(962)	428	-
Net annuitization activity	$74	$(3,075)	$(177)	$-
(Decrease) increase in net assets
from contract owner transactions	$(491,100)	$(315,458)	$222,216	$-

(Decrease) increase in net assets	$(1,057,874)	$(466,520)	$153,885	$-

Net Assets:
Beginning of year	$1,804,243	$2,270,763	$-	$-
End of year	$746,369	$1,804,243	$153,885	$-

Unit Transactions:
Beginning of year	115,211	132,317	-	-
Purchased	2,768	3,549	-	-
Transferred between Sub-Accounts
and/ or Fixed Account	(2,499)	16,176	18,661	-
Withdrawn, Surrendered, and Annuitized	(38,030)	(36,831)	(238)	-
End of year	77,450	115,211	18,423	-

[2]	For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SLC		SPC
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008 [2]	2007	2008 [2]	2007
Operations:
Net investment (loss) income	$(112)	$-	$579	$-
Net realized (losses) gains	(5,545)	-	380	-
Net change in unrealized
appreciation/ depreciation	(66,919)	-	(941)	-
(Decrease) increase in net assets
from operations	$(72,576)	$-	$18	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$725	$-	$-	$-
Net transfers between Sub-Accounts
and/ or Fixed Account	305,865	-	56,586	-
Withdrawals, surrenders, annuitizations
and contract charges	(11,129)	-	-	-
Net accumulation activity	$295,461	$-	$56,586	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	(110)	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	(299)	-	-	-
Net annuitization activity	$(409)	$-	$-	$-
Increase in net assets
from contract owner transactions	$295,052	$-	$56,586	$-

Increase in net assets	$222,476	$-	$56,604	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$222,476	$-	$56,604	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	82	-	-	-
Transferred between Sub-Accounts
and/ or Fixed Account	28,698	-	6,638	-
Withdrawn, Surrendered, and Annuitized	(1,227)	-	-	-
End of year	27,553	-	6,638	-

[2]	For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2008

1. BUSINESS AND ORGANIZATION

Sun Life of Canada (U.S.) Variable Account F (the “Variable Account”) is a separate account of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”) and was established on July 13, 1989 as a funding vehicle for the variable portion of Futurity contracts, Futurity II contracts, Futurity Focus contracts, Futurity Accolade contracts, Futurity Focus II contracts, Futurity III contracts, Futurity Select Four contracts, Futurity Select Four Plus contracts, Futurity Select Seven contracts, Futurity Select Freedom contracts, Futurity Select Incentive contracts (collectively, the ‘‘Contracts’’) and certain other group and individual fixed and variable annuity contracts issued by the Sponsor.  The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a specific mutual fund, or series thereof, selected by contract owners from available mutual funds (the "Funds") registered under the Investment Company Act of 1940, as amended.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities.  Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General
The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from these estimates.

Investment Valuation and Transactions
Investments made in mutual funds are valued at their closing net asset value each business day. Transactions are recorded on a trade date basis.  Realized gains and losses on sales of investments are determined on the first in, first out basis.  Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Transfers
Transfers between Sub-Accounts requested by contract participants are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt.  In addition, transfers can be made between the Sub-Accounts and the Fixed Account.  The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Federal Income Tax Status
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. The Sponsor will periodically review the status of this policy in the event of changes in the tax law. A provision may be made in future years for any federal income taxes that would be attributable to the contract.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New and Adopted Accounting Pronouncements
In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes –an interpretation of FASB Statement No. 109” (“FIN 48”).  FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes.”  This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.  FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006.  The Sub-Accounts adopted FIN 48 on January 1, 2007.  The Sub-Accounts are not responsible for the payment or recording of income taxes and therefore the adoption of FIN 48 did not have an impact on the financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements,” which defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and expands disclosures about fair value measurements. SFAS No. 157 does not change existing guidance as to whether or not an instrument is carried at fair value.  On January 1, 2008, the Variable Account adopted SFAS No. 157 and applied the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value.

In October 2008, the FASB issued Staff Position (“FSP”) No. FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active”. FSP No. FAS 157-3 clarifies the application of SFAS No. 157 in a market that is not active and provides an example to illustrate key considerations in the determination of the fair value of a financial asset when the market for that asset is not active. FSP No. FAS 157-3 was effective upon issuance and did not have an impact on the Variable Account’s financial statements.

3. RELATED PARTY TRANSACTIONS

Massachusetts Financial Services Company is the investment adviser to the MFS/Sun Life Series Trust.  Sun Capital Advisers LLC is the investment adviser to Sun Capital Advisers Trust.  Both are affiliates of the Sponsor and charge management fees at an annual rate ranging from 0.50% to 0.90% and 0.50% to 1.05% of the underlying funds’ average daily net assets, respectively.

4. CONTRACT CHARGES

Mortality and expense risk charges
Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted from the Variable Account at the end of each valuation period to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. As of December 31, 2008, the deduction is at an effective annual rate based on the average daily value of the contract invested in the Variable Account:

	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6
Futurity	1.25%	-	-	-	-	-
Futurity II	1.25%	-	-	-	-	-
Futurity Focus	1.00%	-	-	-	-	-
Futurity Accolade	1.30%	1.45%	1.55%	1.70%	-	-

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

4. CONTRACT CHARGES (CONTINUED)

Mortality and expense risk charges (continued)

	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6
Futurity Focus II	1.00%	1.15%	1.25%	1.40%	1.50%	1.65%
Futurity III	0.85%	1.00%	1.10%	1.15%	1.25%	1.40%
Futurity Select Four	0.95%	1.10%	1.20%	1.35%	1.45%	1.60%
Futurity Select Four Plus	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%
Futurity Select Seven	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%
Futurity Select Freedom	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%
Futurity Select Incentive	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%

Administration charges
Each year on the account anniversary, an account administration fee (‘‘Account Fee’’) equal to the lesser of $30 in the case of Futurity contracts, $35 in the case of Futurity II contracts, Futurity Accolade contracts and Futurity III contracts and $50 in the case of Futurity Focus contracts, Futurity Focus II contracts, Futurity Select Four contracts, Futurity Select Four Plus contracts, Futurity Select Seven contracts, Futurity Select Freedom contracts and Futurity Select Incentive contracts or 2% of the participant’s account, reflected in the statement of change in net assets, value in account years one through five (thereafter, the Account Fee may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant’s account value) is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year.

Surrender charges
The Sponsor does not deduct a sales charge from purchase payments.  However, a withdrawal charge (known as a "contingent deferred sales charge") may be deducted to cover certain expenses related to the sale of the contracts and is based on the amounts withdrawn.

Surrender Charge
Sub-Account	(up to % below)
Futurity	8%
Futurity II	6%
Futurity Focus	8%
Futurity Accolade	8%
Futurity III	7%
Futurity Select Four	6%
Futurity Select Four Plus	8%
Futurity Select Seven	8%
Futurity Select Incentive	8%

For assuming the risk that surrender charges may be insufficient to compensate the Sponsor for the costs of distributing the contracts, the Sponsor makes a deduction from the Sub-Account at the end of each valuation period at an effective annual rate of 0.15% of the net assets attributable to Futurity Select Seven and Futurity Select Incentive and an effective annual rate of 0.20% of the net assets attributable to Futurity Select Four Plus and Futurity Select Freedom contracts.

For the year ended December 31, 2008, the Sponsor received the following amounts related to the above mentioned Account Fee and surrender charges. These charges are reflected in the “Withdrawals, surrenders, annuitizations and contract charges” line of the Statement of Changes in Net Assets for each Sub-Account.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

4. CONTRACT CHARGES (CONTINUED)

	Account Fee	Surrender Charges
AIM Variable Insurance Fund, Inc.
AG3	$332	$767
AI1	16,035	3,342
AI3	10,376	2,861
AI4	8,801	4,592
AI7	480	1,861
AI8	287	-
ASC	968	49
IV1	634	233
The Alger American Fund
AL2	6,103	2,190
AL3	2,578	2,106
AllianceBernstein Variable Products Series Fund Inc.
AN2	774	741
AN3	7,546	27,255
AN4	4,072	7,342
AN5	537	200
Credit Suisse Trust
CS1	488	133
CS2	229	-
CS3	136	-
CS4	709	-
Fidelity Variable Insurance Products Fund
FL3	17,138	74,260
FL2	1,953	10,306
Fidelity Variable Insurance Products Fund II
FL1	12,376	33,086
First Eagle Variable Fund
SGI	33,251	207,587
Franklin Templeton Variable Insurance Products Trust
FTG	2,799	1,576
FTI	1,779	1,212
Goldman Sachs Variable Insurance Trust
GS2	1,093	-
GS3	3,664	2,485
GS4	1,713	5,599
GS5	2,024	8,979
GS7	626	357
J.P. Morgan Series Trust II
JP1	2,581	-
JP2	1,370	197
JP3	1,356	17

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

4. CONTRACT CHARGES (CONTINUED)

	Account Fee	Surrender Charges
Legg Mason Partners Variable Portfolios, Inc.
LCI	$718	$224
LMI	139	-
SB2	90	-
SB3	348	37
Lord Abbett Series Fund, Inc.
LA1	39,172	96,694
LA2	25,587	74,636
LA3	1,519	4,640
MFS Variable Insurance Trust
CAS	3,391	62
EGS	8,446	1,569
GSS	6,831	2,126
HYS	4,412	1,995
M1A	12,115	54,833
M1B	2,681	3,237
MFC	2,357	6,838
MFD	451	1,015
MFE	3,367	14,071
MFF	812	3,332
MFJ	30,551	106,632
MFK	7,581	44,213
MFL	2,105	7,800
MIS	6,621	616
MIT	5,332	6,931
MMS	1,796	-
NWD	8,198	8,132
TRS	10,509	9,344
UTS	9,702	11,337
PIMCO Variable Insurance Trust
PHY	17,677	65,081
PMB	15,654	66,165
PRR	5,294	13,677
PTR	25,088	76,277
Premier VIT
OP1	1,030	-
OP2	1,227	383
OP3	607	-
OP4	291	-
Rydex Variable Trust
RX1	227	12
RX2	303	271

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

4. CONTRACT CHARGES (CONTINUED)

	Account Fee	Surrender Charges
Sun Capital Advisers Trust
LCG	$8,776	$708
LGF	2,161	1,397
SC1	38,197	231,693
SC2	8,934	24,625
SC3	19,172	52,608
SC5	19,643	45,392
SC7	11,354	19,728
SCB	19,586	63,500
SCM	969	2,384
SGC	6	-
SLC	18	-

A deduction, when applicable, is made for premium taxes or similar state or local taxes.  It is currently the policy of the Sponsor to deduct the taxes from the amount applied to provide an annuity at the time annuity payments commence. However, the Sponsor reserves the right to deduct such taxes when incurred.

5. RESERVE FOR VARIABLE ANNUITIES

Reserve for variable annuities represents the actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and chose the variable payout option.  Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of 3% per year for Futurity, Futurity II, Futurity Focus and Futurity Accolade products and the 2000 Individual Annuitant Mortality Table and an assumed interest rate of 3% per year for Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive products. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

6.  INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2008 were as follows:

	Purchases	Sales
AIM Variable Insurance Fund, Inc.
AG3	$142,777	$144,401
AI1	976,837	9,135,585
AI3	2,335,129	7,473,378
AI4	1,325,874	9,299,714
AI7	51,347	227,430
AI8	75,492	220,691
ASC	553,489	1,339,539
IV1	276,686	905,158
The Alger American Fund
AL2	425,400	3,757,641
AL3	136,992	1,446,402

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

6.  INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
AllianceBernstein Variable Products Series Fund Inc.
AN2	$401,107	$1,117,132
AN3	5,664,327	7,127,780
AN4	2,244,836	5,837,014
AN5	639,145	1,179,384
Credit Suisse Trust
CS1	1,159,497	1,678,283
CS2	75,362	64,577
CS3	34,143	83,278
CS4	68,367	321,742
Fidelity Variable Insurance Products Fund
FL2	2,078,317	3,306,918
FL3	11,366,809	17,169,214
Fidelity Variable Insurance Products Fund II
FL1	6,307,772	15,749,344
First Eagle Variable Fund
SGI	22,335,489	56,586,052
Franklin Templeton Variable Insurance Products Trust
FTG	882,498	2,850,499
FTI	1,037,324	2,400,008
Goldman Sachs Variable Insurance Trust
GS2	85,660	1,080,844
GS3	487,454	2,195,726
GS4	620,229	2,432,698
GS5	746,529	1,862,495
GS7	771,460	923,720
J.P. Morgan Series Trust II
JP1	354,845	1,484,497
JP2	519,209	1,089,499
JP3	458,928	1,340,362
Legg Mason Partners Variable Portfolios, Inc.
LCI	58,859	315,004
LMI	32,576	90,924
SB2	63,639	116,629
SB3	174,959	413,820
Lord Abbett Series Fund, Inc.
LA1	10,384,869	36,937,169
LA2	11,512,122	22,595,708
LA3	887,586	2,289,932
MFS Variable Insurance Trust II
CAS	113,938	1,558,939
EGS	532,784	3,984,718
GSS	6,366,942	9,166,887
HYS	4,431,903	6,677,041
M1A	11,006,375	9,274,567
M1B	375,129	1,456,830

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

6.  INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
MFS Variable Insurance Trust II (continued)
MFC	$3,789,816	$3,827,520
MFD	54,560	271,572
MFE	3,686,392	3,339,302
MFF	775,718	615,084
MFJ	8,223,360	17,789,642
MFK	5,314,610	7,021,178
MFL	786,548	1,926,153
MIS	441,539	4,750,188
MIT	811,242	4,226,720
MMS	1,745,875	1,920,745
NWD	6,371,351	8,784,301
TRS	4,233,523	12,652,837
UTS	8,356,906	13,133,590
PIMCO Variable Insurance Trust
PHY	8,873,744	19,727,421
PMB	8,297,560	20,210,359
PRR	11,600,923	8,516,077
PTR	21,954,025	50,353,854
Premier Trust
OP1	584,884	373,119
OP2	343,336	1,565,596
OP3	257,058	537,575
OP4	84,232	109,970
Rydex Variable Trust
RX1	14,024	241,532
RX2	349,469	895,256
Sun Capital Advisers Trust
LCG	301,587	3,632,938
LGF	264,517	1,544,953
SC1	89,302,960	67,613,458
SC2	4,533,740	11,040,445
SC3	11,550,450	17,515,073
SC5	15,507,164	20,389,518
SC7	2,527,347	13,973,398
SCB	9,891,512	18,685,258
SCM	152,729	652,195
SGC	275,354	53,181
SLC	322,427	27,188
SPC	57,675	121

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. FAIR VALUE MEASUREMENTS

The following section applies the SFAS No. 157 fair value hierarchy and disclosure requirements to the Variable Account’s financial instruments that are carried at fair value. SFAS No. 157 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants. The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. SFAS No. 157 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

In compliance with SFAS No. 157, the Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above.  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The adoption did not have a material impact on the results of the Variable Account. As of December 31, 2008, the Funds of the Variable Account are identical to public mutual funds, but are only available to the contract holders of the Variable Account.  The inputs used to price the Funds are observable and are identical to mutual funds readily tradable in public markets and represent Level 1 assets under the SFAS No. 157 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account.

Fair Value Hierarchy

The following table presents the Variable Account's categories for its assets measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Assets
Investment in the Funds	$997,703,056	$-	$-	$997,703,056
Total assets measured at
fair value on a recurring basis	$997,703,056	$-	$-	$997,703,056

8. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit values(some of which may be rounded), net assets, investment income ratio, expense ratios (excluding expenses of the underlying funds) and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31					For the year ended December 31
						Investment
		Unit Value				Income	Expense Ratio			Total Return
	Units	lowest to highest			Net Assets	Ratio[1]	lowest to highest[2]			lowest to highest[3]
AG3
2008	24,613	$ 8.8590	to	$ 12.0001	$ 263,877	1.85%	1.35%	to	2.25%	(31.90)%	to	(31.27	) %
2007	25,019	13.0080	to	17.4587	391,340	0.79	1.35	to	2.25	5.44	to	6.41
2006	38,485	12.3371	to	16.4063	549,178	0.59	1.35	to	2.25	13.80	to	14.85
2005	33,532	10.8406	to	14.2850	401,916	1.17	1.35	to	2.25	2.72	to	3.66
2004	37,182	10.5537	to	13.7805	440,009	0.83	1.35	to	2.25	6.22	to	7.20

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value				Income	Expense Ratio			Total Return
	Units	lowest to highest			Net Assets	Ratio[1]	lowest to highest[2]			lowest to highest[3]
AI1
2008	3,118,340	$ 3.9211	to	$ 7.5501	$ 17,126,573	-%	1.15%	to	1.85%	(43.56)%	to	(43.15	) %
2007	4,136,257	6.9441	to	13.3164	39,803,174	-	1.15	to	1.85	9.93	to	10.73
2006	5,389,199	6.3136	to	12.0579	47,213,535	0.06	1.15	to	1.85	4.34	to	5.09
2005	3,329,705	6.0480	to	11.5039	27,382,457	0.06	1.15	to	1.85	6.83	to	7.60
2004	4,032,429	5.6585	to	10.7196	31,312,996	-	1.15	to	1.85	4.65	to	5.41
AI3
2008	2,098,491	5.6267	to	9.2425	14,971,532	1.94	1.00	to	1.85	(31.44)	to	(30.84)
2007	2,684,124	8.1902	to	13.4164	27,512,212	1.01	1.00	to	1.85	6.11	to	7.03
2006	3,451,306	7.7031	to	12.5839	33,126,454	0.55	1.00	to	1.85	14.55	to	15.54
2005	3,571,932	6.7111	to	10.9334	30,162,342	1.42	1.00	to	1.85	3.37	to	4.26
2004	4,307,659	6.4351	to	10.5268	35,393,203	0.93	1.00	to	1.85	6.95	to	7.88
AI4
2008	1,500,749	7.2164	to	11.6543	13,735,469	0.46	1.15	to	1.85	(41.49)	to	(41.06)
2007	2,168,045	12.3268	to	19.8227	33,182,112	0.38	1.15	to	1.85	12.59	to	13.41
2006	2,694,506	10.9432	to	17.5224	36,793,247	0.98	1.15	to	1.85	25.87	to	26.78
2005	3,163,208	8.6897	to	13.8552	34,228,788	0.65	1.15	to	1.85	15.75	to	16.75
2004	3,574,144	7.5033	to	11.9128	33,192,203	0.64	1.00	to	1.85	21.71	to	22.76
AI7
2008	73,737	6.6713	to	9.8598	633,537	-	1.35	to	2.30	(43.95)	to	(43.40)
2007	89,504	11.8723	to	17.4214	1,339,839	-	1.35	to	2.30	9.15	to	10.22
2006	141,340	10.8492	to	15.8066	1,808,908	-	1.35	to	2.30	3.62	to	4.63
2005	80,171	10.4430	to	15.1071	988,051	-	1.35	to	2.10	6.30	to	7.12
2004	83,459	9.8187	to	14.1034	961,587	-	1.35	to	2.10	4.09	to	4.89
AI8
2008	29,915	11.7462	to	14.8071	423,659	0.41	1.35	to	2.10	(41.80)	to	(41.35)
2007	37,189	19.9362	to	25.3378	888,856	0.31	1.35	to	2.25	11.86	to	12.89
2006	53,726	17.9968	to	22.5242	1,109,606	0.86	1.35	to	2.10	25.20	to	26.16
2005	55,782	14.3668	to	17.9171	902,989	0.60	1.35	to	2.10	15.24	to	16.12
2004	63,338	12.4607	to	15.4847	890,184	0.57	1.35	to	2.10	21.10	to	22.03
ASC
2008	314,078	6.5930	to	6.7236	2,115,329	-	1.15	to	2.30	(32.90)	to	(32.10)
2007 [4]	411,171	9.8252	to	9.9028	4,061,659	-	1.15	to	2.30	(1.75)	to	(0.97)
IV1
2008	189,227	5.6203	to	11.7537	1,170,008	-	1.15	to	2.35	(49.30)	to	(48.68)
2007	256,825	11.0296	to	22.9485	3,096,505	-	1.15	to	2.35	9.54	to	10.89
2006	301,975	10.0178	to	20.7371	3,280,686	-	1.15	to	2.35	13.39	to	14.78
2005	212,624	8.7897	to	18.1030	2,088,498	-	1.15	to	2.35	8.13	to	9.45
2004	236,847	8.0879	to	16.5734	2,087,945	-	1.15	to	2.05	10.78	to	12.03

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value				Income	Expense Ratio			Total Return
	Units	lowest to highest			Net Assets	Ratio[1]	lowest to highest[2]			lowest to highest[3]
AL2
2008	1,001,065	$ 4.7768	to	$ 9.0286	$ 6,469,523	2.19%	1.15%	to	1.85%	(40.59)%	to	(40.16	) %
2007	1,370,785	8.0368	to	15.1255	14,937,135	0.82	1.15	to	1.85	8.08	to	8.87
2006	1,757,863	7.4319	to	13.9273	17,905,300	1.32	1.15	to	1.85	7.29	to	8.07
2005	2,233,544	6.9233	to	12.9191	21,427,920	1.10	1.15	to	1.85	1.53	to	2.41
2004	2,847,367	6.8155	to	12.6640	26,554,538	0.56	1.00	to	1.85	5.85	to	6.76
AL3
2008	317,817	4.5573	to	7.8049	1,999,680	-	1.15	to	1.85	(47.59)	to	(47.21)
2007	469,618	8.6918	to	14.8250	5,461,591	-	1.15	to	1.85	15.06	to	15.90
2006	633,958	7.5502	to	12.8253	6,394,042	-	1.15	to	1.85	17.80	to	18.66
2005	831,703	6.4059	to	10.8376	7,178,774	-	1.15	to	1.85	14.73	to	15.56
2004	1,007,491	5.5809	to	9.4036	7,621,329	-	1.15	to	1.85	14.41	to	15.24
AN2
2008	138,378	4.3923	to	10.3705	689,417	-	1.15	to	2.10	(48.57)	to	(48.07)
2007	232,519	8.5191	to	20.0118	2,177,291	-	1.15	to	2.10	17.36	to	18.51
2006	205,629	7.2402	to	16.9208	1,664,293	-	1.15	to	2.10	6.11	to	7.14
2005	281,537	6.8059	to	15.8254	2,103,260	-	1.15	to	2.10	1.48	to	2.46
2004	281,520	6.6898	to	15.4768	2,100,054	-	1.15	to	2.10	2.87	to	3.88
AN3
2008	1,725,261	7.0423	to	10.8523	12,788,323	1.80	1.15	to	2.30	(42.07)	to	(41.38)
2007	2,272,930	12.0996	to	18.5505	28,884,768	1.19	1.15	to	2.30	2.44	to	3.65
2006	2,886,467	11.7574	to	17.9341	35,472,949	1.18	1.15	to	2.30	14.30	to	15.64
2005	3,615,241	10.2393	to	15.5396	38,489,570	1.29	1.15	to	2.30	(4.78)	to	3.55
2004	4,469,640	9.9734	to	15.0595	46,251,629	0.74	1.00	to	2.30	8.66	to	10.11
AN4
2008	584,415	11.6516	to	15.5215	7,253,676	-	1.15	to	2.35	(50.17)	to	(49.55)
2007	776,150	23.2632	to	30.9420	19,098,566	1.36	1.15	to	2.35	15.00	to	16.42
2006	837,640	20.1258	to	26.7279	17,708,984	0.66	1.15	to	2.35	23.73	to	25.25
2005	679,808	16.1833	to	21.4594	11,511,506	0.33	1.15	to	2.35	17.73	to	19.17
2004	465,307	13.6767	to	18.1079	6,619,081	0.10	1.15	to	2.10	21.36	to	22.54
AN5
2008	131,420	6.8074	to	11.6829	975,671	-	1.15	to	2.10	(46.77)	to	(46.25)
2007	180,795	12.7562	to	21.7805	2,513,241	-	1.15	to	2.25	11.13	to	12.38
2006	216,018	11.4321	to	19.4201	2,621,300	-	1.15	to	2.25	8.02	to	9.24
2005	278,179	10.5399	to	17.8140	3,123,620	-	1.15	to	2.25	2.50	to	3.65
2004	264,939	10.2405	to	17.2206	2,844,332	-	1.15	to	2.25	11.80	to	13.07
CS1
2008	46,526	11.2427	to	16.0954	690,271	1.44	1.15	to	1.40	(55.44)	to	(55.32)
2007	89,977	25.2256	to	36.0240	3,043,581	1.54	1.15	to	1.40	27.62	to	27.96
2006	91,812	19.7628	to	28.1529	2,406,743	0.51	1.15	to	1.40	30.67	to	31.01
2005	81,847	15.1218	to	21.5383	1,583,158	0.75	1.15	to	1.40	26.15	to	26.48
2004	80,296	11.9850	to	17.0738	1,256,470	0.29	1.15	to	1.40	23.18	to	23.51
CS2
2008	27,342	8.1710	to	9.3258	237,807	1.83		1.40		(41.86)	to	(41.85)
2007	27,519	14.0522	to	16.0414	415,287	1.01	1.15	to	1.40	14.96	to	15.26
2006	33,808	12.2217	to	13.9545	447,024	1.00	1.15	to	1.40	17.00	to	17.31
2005	47,318	10.4441	to	11.9272	539,183	0.84	1.15	to	1.40	15.80	to	16.11
2004	53,306	9.0174	to	10.2999	526,411	1.02	1.15	to	1.40	13.13	to	13.43

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value				Income	Expense Ratio			Total Return
	Units	lowest to highest			Net Assets	Ratio[1]	lowest to highest[2]			lowest to highest[3]
CS3
2008	20,063	$ 5.8590	to	$ 7.1295	$ 140,453	1.88%		1.40%		(47.50)%	to	(47.49	) %
2007	25,108	11.1582	to	13.5804	326,524	-	1.15	to	1.40	(5.31)	to	(5.05)
2006	35,748	11.7814	to	14.3418	488,220	-	1.15	to	1.40	11.62	to	11.92
2005	36,326	10.5525	to	12.8484	447,759	-	1.15	to	1.40	14.52	to	14.83
2004	45,514	9.2125	to	11.2190	492,597	-	1.15	to	1.40	16.33	to	16.64
CS4
2008	91,450	6.4641	to	8.0909	633,943	0.08	1.15	to	1.40	(35.52)	to	(35.35)
2007	112,854	10.0227	to	12.5476	1,222,984	-	1.15	to	1.40	(2.23)	to	(1.97)
2006	124,946	10.2492	to	12.8338	1,391,167	-	1.15	to	1.40	3.30	to	3.58
2005	159,999	9.9194	to	12.4233	1,723,614	-	1.15	to	1.40	(4.04)	to	(3.78)
2004	191,347	10.3348	to	12.9461	2,146,797	-	1.15	to	1.40	9.31	to	9.61
FL2
2008	469,401	8.3223	to	13.2787	4,137,810	1.97	1.15	to	2.10	(45.14)	to	(44.61)
2007	646,769	15.1319	to	24.0207	10,363,716	2.89	1.15	to	2.10	14.58	to	15.70
2006	711,657	13.1723	to	20.8036	9,879,973	0.70	1.15	to	2.10	15.31	to	16.42
2005	786,753	11.3948	to	17.9632	9,371,943	0.53	1.15	to	2.10	16.30	to	17.42
2004	931,307	9.7732	to	15.3834	9,479,881	1.08	1.15	to	2.10	10.93	to	12.01
FL3
2008	4,654,077	5.4259	to	9.8903	29,203,825	0.57	1.00	to	2.55	(48.66)	to	(47.84)
2007	5,224,408	10.4927	to	19.0282	62,272,502	0.41	1.00	to	2.55	23.41	to	25.39
2006	7,077,916	8.4411	to	15.2298	67,154,752	0.16	1.00	to	2.55	3.86	to	5.51
2005	7,227,275	8.0694	to	14.4856	65,376,984	0.28	1.00	to	2.55	2.82	to	4.45
2004	7,870,040	7.7923	to	13.9175	68,251,070	0.13	1.15	to	2.55	0.49	to	2.09
FL1
2008	2,213,630	9.6503	to	12.2534	22,551,424	0.67	1.15	to	2.35	(44.04)	to	(43.35)
2007	2,960,551	17.1579	to	21.6752	53,222,657	0.72	1.15	to	2.35	14.53	to	15.95
2006	3,375,023	14.9042	to	18.7322	52,495,890	1.01	1.15	to	2.35	8.82	to	10.15
2005	3,226,194	13.6266	to	17.0399	45,777,748	0.12	1.15	to	2.35	13.91	to	15.31
2004	2,876,581	11.9014	to	14.8074	35,659,207	0.19	1.15	to	2.35	12.45	to	13.83
SGI
2008	3,357,783	20.1216	to	26.8777	86,262,160	0.99	1.00	to	2.55	(20.90)	to	(19.64)
2007	4,959,755	25.4383	to	33.4454	159,761,421	-	1.00	to	2.55	5.04	to	6.72
2006	5,849,760	24.2175	to	31.3391	177,893,783	6.43	1.00	to	2.55	21.90	to	23.83
2005	6,745,856	19.8666	to	25.3074	166,549,996	2.29	1.00	to	2.55	18.37	to	20.25
2004	6,913,520	16.7837	to	20.9809	142,734,261	2.48	1.15	to	2.55	24.19	to	26.17
FTG
2008	219,535	10.5702	to	11.8764	2,532,519	1.84	1.15	to	2.25	(43.63)	to	(42.98)
2007	368,037	18.7217	to	20.8291	7,471,651	1.41	1.15	to	2.25	0.03	to	1.18
2006	445,167	18.6869	to	20.5868	9,015,857	1.31	1.15	to	2.25	19.08	to	20.43
2005	400,641	15.6693	to	17.0948	6,741,828	1.11	1.15	to	2.25	6.42	to	7.63
2004	307,055	14.7014	to	15.8831	4,826,714	0.98	1.15	to	2.25	13.41	to	14.70
FTI
2008	219,147	12.6671	to	14.0949	3,008,637	2.37	1.15	to	2.10	(41.64)	to	(41.06)
2007	323,272	21.7035	to	24.0883	7,600,283	2.03	1.00	to	2.10	13.02	to	14.30
2006	448,566	19.2033	to	21.0752	9,262,053	1.21	1.00	to	2.10	18.90	to	20.23
2005	369,103	16.1505	to	17.5284	6,341,480	1.17	1.00	to	2.10	7.86	to	9.07
2004	305,720	14.9733	to	16.0707	4,833,764	1.03	1.00	to	2.10	16.03	to	17.34
GS2
2008	144,165	8.0489	to	11.4668	1,381,994	0.56	1.00	to	1.75	(35.18)	to	(34.69)
2007	222,304	12.4053	to	17.5808	3,256,016	0.30	1.00	to	1.85	(18.04)	to	(17.32)
2006	315,753	14.9563	to	21.2942	5,732,748	0.58	1.00	to	1.85	10.20	to	11.15
2005	412,887	13.5653	to	19.1845	6,771,886	0.25	1.00	to	1.85	4.11	to	5.01
2004	421,700	13.1119	to	18.2944	6,663,954	0.18	1.15	to	1.85	14.17	to	15.00

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value				Income	Expense Ratio			Total Return
	Units	lowest to highest			Net Assets	Ratio[1]	lowest to highest[2]			lowest to highest[3]
GS3
2008	794,836	$ 5.7309	to	$ 10.9248	$ 5,639,963	1.50%	1.00%	to	2.10%	(38.33)%	to	(37.63	) %
2007	980,655	9.2642	to	17.5793	11,142,824	0.94	1.15	to	2.10	(3.71)	to	(2.75)
2006	1,208,918	9.5911	to	18.1161	14,346,228	1.04	1.15	to	2.10	10.53	to	11.61
2005	1,374,302	8.6512	to	16.2665	14,963,423	0.75	1.15	to	2.10	4.28	to	5.30
2004	1,604,359	8.2707	to	15.4805	16,491,554	1.14	1.15	to	2.10	12.52	to	13.63
GS4
2008	369,544	8.0519	to	9.4180	3,246,784	1.70	1.15	to	1.85	(35.74)	to	(35.27)
2007	529,518	12.3973	to	14.5961	7,144,769	1.62	1.15	to	1.85	(0.39)	to	0.33
2006	627,538	12.4208	to	14.5940	8,533,304	1.86	1.15	to	1.85	20.37	to	21.24
2005	598,426	10.2980	to	12.0753	6,675,346	1.60	1.15	to	1.85	2.01	to	2.75
2004	643,199	10.0745	to	11.7893	7,051,742	1.59	1.15	to	1.85	16.60	to	17.44
GS5
2008	374,178	5.8696	to	8.3248	2,796,996	2.62	1.15	to	1.85	(46.96)	to	(46.57)
2007	511,690	11.0611	to	15.6240	7,019,411	1.19	1.15	to	1.85	5.88	to	6.65
2006	688,435	10.4417	to	14.6890	8,919,823	1.58	1.15	to	1.85	19.85	to	20.72
2005	771,158	8.7078	to	12.2003	8,397,043	0.30	1.15	to	1.85	11.61	to	12.41
2004	993,729	7.7983	to	10.8819	9,614,462	1.23	1.15	to	1.85	11.38	to	12.19
GS7
2008	265,485	5.6458	to	9.4723	1,676,595	0.14	1.15	to	2.10	(42.99)	to	(42.43)
2007	277,254	9.8770	to	16.4867	3,019,469	0.17	1.15	to	2.10	7.81	to	8.86
2006	330,345	9.1384	to	15.1760	3,291,217	0.13	1.15	to	2.10	6.29	to	7.31
2005	326,430	8.5761	to	14.1702	3,027,975	0.14	1.15	to	2.10	0.63	to	1.76
2004	444,078	8.4876	to	13.9531	4,134,445	0.83	1.15	to	2.25	6.63	to	7.83
JP1
2008	428,308	5.4808	to	7.3435	2,949,469	1.38	1.15	to	1.85	(35.21)	to	(34.73)
2007	560,270	8.4546	to	11.2795	5,881,816	1.13	1.15	to	1.85	(0.23)	to	0.50
2006	735,943	8.4698	to	11.2515	7,746,304	1.04	1.15	to	1.85	14.42	to	15.25
2005	940,914	7.3984	to	9.7866	8,730,509	1.30	1.15	to	1.85	(0.52)	to	0.20
2004	1,162,485	7.4332	to	9.7910	10,721,269	0.82	1.15	to	1.85	7.46	to	8.24
JP2
2008	162,015	6.7142	to	9.4122	1,317,392	1.86	1.15	to	1.85	(42.44)	to	(42.02)
2007	247,671	11.6414	to	16.2779	3,429,750	1.12	1.15	to	1.85	7.30	to	8.08
2006	340,519	10.8274	to	15.1011	4,337,554	1.03	1.15	to	1.85	19.79	to	20.66
2005	400,367	9.0205	to	12.5492	4,290,845	0.90	1.15	to	1.85	8.65	to	9.44
2004	496,484	8.2854	to	11.4974	4,893,824	0.59	1.15	to	1.85	16.18	to	17.02
JP3
2008	178,782	7.0806	to	11.5881	1,675,730	0.20	1.15	to	1.85	(33.25)	to	(32.76)
2007	281,192	10.5860	to	17.2346	3,793,017	-	1.15	to	1.85	(7.42)	to	(6.75)
2006	366,045	11.4116	to	18.4817	5,336,837	-	1.15	to	1.85	12.88	to	13.70
2005	458,734	10.0886	to	16.2545	5,962,869	-	1.15	to	1.85	1.51	to	2.24
2004	511,581	9.9185	to	15.9112	6,626,292	-	1.15	to	1.85	24.81	to	25.72
LCI
2008	144,997	6.4207			939,080	0.99		1.40			(35.92)
2007 [4]	176,830	10.0198			1,785,195			1.40			0.20
LMI
2008	45,916	5.9454			272,999	1.57		1.40			(37.46)
2007 [4]	53,713	9.5060			510,603	-		1.40			(4.94)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value				Income	Expense Ratio			Total Return
	Units	lowest to highest			Net Assets	Ratio[1]	lowest to highest[2]			lowest to highest[3]
SB2
2008	29,360		$10.3924		$ 305,152	1.19%		1.40%			(36.52)%
2007	35,049		16.3700		573,793	1.27		1.40			2.46
2006	34,312		15.9771		548,234	1.49		1.40			16.63
2005	42,537		13.6988		582,749	1.18		1.40			5.06
2004	46,159		13.0390		601,852	1.46		1.40			8.85
SB3
2008	82,630		12.5867		1,062,883	6.05		1.40			(18.17)
2007	104,249		15.3823		1,632,981	4.61		1.40			0.58
2006	134,982		15.2938		2,095,175	4.75		1.40			3.58
2005	196,147		14.7653		2,927,433	4.70		1.40			1.06
2004	208,946		14.6110		3,084,437	4.61		1.40			5.17
LA1
2008	7,655,638	7.9678	to	11.6127	74,543,606	1.33	1.00	to	2.55	(38.05)	to	(37.06)
2007	9,829,811	12.8223	to	18.5163	152,368,280	1.11	1.00	to	2.55	0.79	to	2.40
2006	12,077,052	12.6831	to	18.1473	183,726,953	1.21	1.00	to	2.55	14.29	to	16.10
2005	13,621,201	11.0632	to	15.6855	179,639,968	0.95	1.00	to	2.55	0.62	to	2.22
2004	14,554,694	10.9612	to	15.3996	188,671,788	0.86	1.00	to	2.55	9.77	to	11.52
LA2
2008	4,398,150	8.3834	to	11.2837	43,088,323	1.19	1.00	to	2.55	(40.91)	to	(39.96)
2007	5,381,998	14.1437	to	18.8622	87,982,040	0.39	1.00	to	2.55	(2.00)	to	(0.43)
2006	6,489,218	14.3876	to	19.0113	106,667,041	0.48	1.00	to	2.55	9.38	to	11.11
2005	7,264,902	13.1139	to	17.1707	108,021,104	0.44	1.00	to	2.55	5.47	to	7.14
2004	7,462,770	12.3957	to	16.0827	104,214,749	0.31	1.00	to	2.55	20.87	to	22.80
LA3
2008	269,601	8.0184	to	13.1583	2,384,272	0.49	1.15	to	2.35	(52.68)	to	(52.09)
2007	379,864	16.8576	to	27.6210	6,910,229	0.79	1.15	to	2.35	2.26	to	3.52
2006	463,713	16.4012	to	26.8319	8,172,419	0.44	1.15	to	2.35	26.05	to	27.60
2005	389,684	12.9454	to	21.1461	5,368,719	-	1.15	to	2.35	23.66	to	25.18
2004	358,522	10.4151	to	16.9868	3,909,396	0.16	1.15	to	2.10	18.17	to	19.31
CAS
2008	606,014	3.6792	to	6.3042	3,139,170	0.51	1.15	to	1.85	(38.19)	to	(37.74)
2007	809,834	5.9407	to	10.1513	6,655,013	0.20	1.15	to	1.85	9.07	to	9.87
2006	1,151,127	5.4355	to	9.2625	8,688,269	0.20	1.15	to	1.85	4.41	to	5.16
2005	1,463,097	5.1523	to	8.8293	10,574,215	0.57	1.15	to	1.85	(0.95)	to	(0.23)
2004	1,891,535	5.1988	to	8.8713	13,659,827	0.06	1.15	to	1.85	8.96	to	9.76
EGS
2008	1,142,648	3.8952	to	8.6572	7,124,405	0.25	1.15	to	1.85	(38.50)	to	(38.05)
2007	1,537,801	6.2488	to	14.0088	15,258,487	-	1.15	to	1.85	18.99	to	19.86
2006	2,138,440	5.2487	to	11.7166	17,551,250	-	1.15	to	1.85	6.03	to	6.80
2005	2,774,869	4.9478	to	10.9980	21,364,521	-	1.15	to	1.85	7.12	to	7.90
2004	3,432,360	4.6164	to	10.2179	24,693,466	-	1.15	to	1.85	11.14	to	11.95
GSS
2008	1,335,152	13.8850	to	15.6273	19,904,721	5.50	1.15	to	1.85	6.53	to	7.31
2007	1,590,552	13.0202	to	14.5990	22,149,346	4.98	1.15	to	1.85	5.19	to	5.95
2006	1,990,535	12.3657	to	13.8129	26,226,294	5.02	1.15	to	1.85	1.77	to	2.51
2005	2,528,616	12.1381	to	13.5081	32,610,320	4.82	1.15	to	1.85	0.42	to	1.14
2004	3,177,865	12.0756	to	13.3883	40,625,793	5.70	1.15	to	1.85	1.84	to	2.72

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value				Income	Expense Ratio			Total Return
	Units	lowest to highest			Net Assets	Ratio[1]	lowest to highest[2]			lowest to highest[3]
HYS
2008	781,888	$ 8.9142	to	$ 9.8021	$ 7,407,172	9.50%	1.15%	to	1.85%	(30.97)%	to	(30.47)%
2007	989,027	12.9068	to	14.1274	13,514,394	7.64	1.15	to	1.85	0.03	to	0.76
2006	1,358,379	12.8962	to	14.0511	18,484,001	8.26	1.15	to	1.85	8.36	to	9.14
2005	1,596,264	11.8957	to	12.9020	19,954,232	8.80	1.15	to	1.85	0.31	to	1.04
2004	2,128,350	11.8530	to	12.8513	26,416,955	7.83	1.15	to	1.85	7.51	to	8.30
M1A
2008	2,708,537	6.1483	to	10.0284	19,831,062	-	1.15	to	2.55	(41.31)	to	(40.46)
2007	2,976,821	10.4434	to	16.8778	36,389,607	-	1.15	to	2.55	(0.35)	to	1.09
2006	3,582,266	10.4473	to	16.7291	42,869,371	-	1.15	to	2.55	10.02	to	11.60
2005	4,043,848	9.4664	to	15.0204	43,360,384	-	1.00	to	2.55	2.29	to	3.91
2004	4,509,615	9.2263	to	14.5064	46,625,744	-	1.00	to	2.55	4.47	to	6.14
M1B
2008	649,043	6.4453	to	9.9009	4,451,762	0.33	1.15	to	2.10	(38.67)	to	(38.07)
2007	755,576	10.4829	to	16.0210	8,360,777	-	1.15	to	2.10	8.92	to	9.98
2006	887,008	9.6001	to	14.5972	9,006,080	-	1.15	to	2.10	5.16	to	6.18
2005	1,009,270	9.1054	to	13.7750	9,646,490	0.28	1.00	to	2.10	1.97	to	3.12
2004	1,147,235	8.9065	to	13.4059	10,664,342	-	1.00	to	2.10	7.05	to	8.26
MFC
2008	681,545	9.3750	to	10.3070	6,606,636	9.56	1.00	to	2.10	(31.13)	to	(30.35)
2007	705,076	13.6050	to	14.8509	9,883,130	7.47	1.00	to	2.10	(0.58)	to	0.54
2006	886,780	13.6739	to	14.8237	12,419,302	8.03	1.00	to	2.10	7.74	to	8.95
2005	1,040,497	12.6595	to	13.6546	13,434,901	8.52	1.00	to	2.10	(0.35)	to	0.92
2004	1,255,887	12.6361	to	13.5996	16,139,308	7.41	1.00	to	2.25	6.90	to	8.27
MFD
2008	74,662	6.0658	to	10.2824	494,176	0.17	1.15	to	2.05	(38.51)	to	(37.95)
2007	95,532	9.8452	to	16.6040	1,036,045	-	1.15	to	2.05	8.64	to	9.64
2006	120,119	9.0437	to	15.1745	1,196,155	-	1.15	to	2.05	3.89	to	4.84
2005	159,853	8.6877	to	14.5036	1,507,529	0.37	1.15	to	2.05	(1.42)	to	(0.52)
2004	228,056	8.7952	to	14.6089	2,141,711	-	1.15	to	2.05	8.51	to	9.51
MFE
2008	489,098	13.0308	to	22.4482	7,001,796	1.68	1.00	to	2.35	(38.74)	to	(37.88)
2007	587,901	21.1610	to	36.2685	13,603,597	1.15	1.15	to	2.35	25.25	to	26.80
2006	649,991	16.8080	to	28.6611	11,714,964	2.74	1.15	to	2.35	28.87	to	30.45
2005	666,466	12.9764	to	22.0157	9,136,391	0.84	1.15	to	2.35	14.23	to	15.63
2004	683,728	11.3020	to	19.0781	8,083,886	1.75	1.15	to	2.30	27.02	to	28.52
MFF
2008	159,940	7.3320	to	12.6784	1,341,328	-	1.15	to	2.15	(38.88)	to	(38.25)
2007	139,120	11.9589	to	20.5739	1,902,492	-	1.15	to	2.15	18.39	to	19.60
2006	156,051	10.0706	to	17.2370	1,776,918	-	1.15	to	2.15	5.39	to	6.46
2005	256,526	9.5267	to	16.2236	2,678,183	-	1.15	to	2.15	6.40	to	7.65
2004	296,488	8.9127	to	15.1013	2,851,183	-	1.15	to	2.30	10.36	to	11.66
MFJ
2008	3,742,749	9.5259	to	11.8086	39,661,913	3.21	1.15	to	2.55	(23.74)	to	(22.64)
2007	4,939,318	12.4533	to	15.2961	67,895,949	2.78	1.15	to	2.55	1.41	to	2.87
2006	5,555,631	12.2428	to	14.8995	74,607,009	2.59	1.15	to	2.55	9.06	to	10.62
2005	6,231,478	11.1911	to	13.4958	76,077,049	2.48	1.15	to	2.55	0.20	to	1.63
2004	6,635,879	11.1349	to	13.3058	80,195,913	2.43	1.15	to	2.55	8.30	to	10.03

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value				Income	Expense Ratio			Total Return
	Units	lowest to highest			Net Assets	Ratio[1]	lowest to highest[2]			lowest to highest[3]
MFK
2008	1,416,528	$ 11.2903	to	$ 13.3271	$ 17,942,576	5.21%	1.00%	to	2.30%	5.80%	to	7.21)%
2007	1,607,136	10.8215	to	12.4309	19,118,680	4.73	1.00	to	2.30	4.44	to	5.83
2006	1,799,514	10.4510	to	11.7457	20,350,912	4.75	1.00	to	2.25	1.15	to	2.44
2005	2,166,389	10.3163	to	11.4658	24,058,659	4.51	1.00	to	2.25	(0.28)	to	0.99
2004	2,514,641	10.3297	to	11.3535	27,798,546	5.40	1.00	to	2.25	1.21	to	2.51
MFL
2008	383,994	7.5820	to	10.9759	3,089,118	1.18	1.15	to	2.30	(36.62)	to	(35.87)
2007	498,656	11.9080	to	17.1505	6,264,845	0.98	1.15	to	2.30	3.25	to	4.47
2006	553,299	11.4804	to	16.4504	6,657,433	0.64	1.15	to	2.30	10.45	to	11.74
2005	604,951	10.3470	to	14.7514	6,547,574	0.83	1.15	to	2.30	4.96	to	6.19
2004	641,452	9.8134	to	13.9200	6,549,300	0.84	1.15	to	2.30	9.16	to	10.45
MIS
2008	1,472,532	4.2495	to	6.2374	7,628,244	0.64	1.15	to	1.85	(38.38)	to	(37.93)
2007	2,087,025	6.8931	to	10.0495	17,249,482	0.38	1.15	to	1.85	9.45	to	10.25
2006	2,762,033	6.2945	to	9.1187	20,948,619	0.10	1.15	to	1.85	5.68	to	6.44
2005	3,336,892	5.9532	to	8.5938	23,869,194	0.52	1.15	to	1.85	2.45	to	3.33
2004	4,227,994	5.8080	to	8.3545	29,345,425	0.07	1.00	to	1.85	7.58	to	8.51
MIT
2008	1,144,452	6.3516	to	7.6910	7,971,668	1.53	1.15	to	1.85	(36.16)	to	(35.69)
2007	1,506,689	9.9441	to	11.9980	16,361,842	1.19	1.15	to	1.85	3.98	to	4.74
2006	1,969,866	9.5587	to	11.4918	20,600,552	0.82	1.15	to	1.85	11.21	to	12.02
2005	2,375,230	8.5905	to	10.2913	22,262,175	0.97	1.15	to	1.85	5.72	to	6.48
2004	2,926,859	8.1218	to	9.6953	25,813,920	1.02	1.15	to	1.85	9.91	to	10.71
MMS
2008	171,572		12.1989		2,092,603	2.00		1.40			0.62
2007	187,063		12.1232		2,267,473	4.77		1.40			3.39
2006	173,945		11.7252		2,039,422	4.54		1.40			3.15
2005	213,236		11.3667		2,423,775	2.61		1.40			1.31
2004	318,670		11.2203		3,575,629	0.84		1.40			(0.57)
NWD
2008	1,870,751	5.0175	to	9.7089	12,345,716	-	1.15	to	1.85	(40.70)	to	(40.26)
2007	2,511,288	8.4564	to	16.2527	27,392,315	-	1.15	to	1.85	0.65	to	1.39
2006	3,093,225	8.3974	to	16.0305	34,373,698	-	1.15	to	1.85	11.08	to	11.89
2005	3,540,321	7.5558	to	14.3274	35,744,970	-	1.15	to	1.85	3.27	to	4.16
2004	4,180,165	7.3132	to	13.7746	40,726,503	-	1.00	to	1.85	5.49	to	6.41
TRS
2008	1,728,259	10.5464	to	12.5388	20,505,629	3.49	1.15	to	1.85	(23.01)	to	(22.45)
2007	2,539,605	13.6838	to	16.2192	39,050,127	3.07	1.15	to	1.85	2.38	to	3.13
2006	3,237,526	13.3518	to	15.7774	48,449,342	2.78	1.15	to	1.85	10.15	to	10.95
2005	3,564,758	12.1091	to	14.2654	48,229,715	2.64	1.15	to	1.85	1.12	to	1.85
2004	4,027,577	11.9625	to	14.0500	53,629,734	2.52	1.15	to	1.85	9.40	to	10.35
UTS
2008	1,140,899	10.7399	to	16.5175	15,753,103	1.95	1.15	to	1.85	(38.23)	to	(37.78)
2007	1,671,698	17.3787	to	26.6188	36,943,184	1.34	1.15	to	1.85	26.19	to	27.11
2006	2,062,507	13.7649	to	20.9977	36,212,848	2.93	1.15	to	1.85	29.84	to	30.78
2005	2,469,647	10.5958	to	16.0981	34,261,206	1.00	1.15	to	1.85	15.13	to	15.96
2004	2,734,745	9.1987	to	13.9190	32,174,241	1.97	1.15	to	1.85	27.96	to	28.89

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value				Income	Expense Ratio			Total Return
	Units	lowest to highest			Net Assets	Ratio[1]	lowest to highest[2]			lowest to highest[3]
PHY
2008	3,420,186	$ 9.2972	to	$ 12.2557	$ 40,552,528	7.76%	1.15%	to	2.55%	(25.50	) %	to	(24.41	) %
2007	4,415,930	12.4791	to	16.2141	69,668,179	6.97	1.15	to	2.55	0.86		to	2.33
2006	5,350,402	12.3729	to	15.8451	82,874,501	6.90	1.15	to	2.55	6.33		to	7.87
2005	5,685,755	11.6362	to	14.6893	82,096,357	6.56	1.15	to	2.55	1.48		to	2.94
2004	5,662,497	11.4668	to	14.3060	79,762,456	6.60	1.15	to	2.55	6.76		to	8.47
PMB
2008	1,890,362	11.4321	to	17.7041	31,588,115	6.45	1.00	to	2.55	(16.78)		to	(15.45)
2007	2,757,129	13.7372	to	20.9396	54,986,532	5.75	1.00	to	2.55	3.11		to	4.76
2006	3,420,726	13.3229	to	19.9885	65,624,316	5.32	1.00	to	2.55	6.50		to	8.19
2005	3,718,255	12.5101	to	18.4759	66,498,698	5.04	1.00	to	2.55	7.97		to	9.68
2004	3,755,012	11.5871	to	16.7929	61,554,549	3.97	1.15	to	2.55	9.26		to	11.00
PRR
2008	1,519,385	10.6072	to	11.9158	17,586,394	3.57	1.00	to	2.30	(9.20)		to	(7.99)
2007	1,329,677	12.1133	to	12.9500	16,817,598	4.66	1.00	to	2.25	8.17		to	9.56
2006	1,490,902	11.1989	to	11.9027	17,298,770	4.20	1.00	to	2.25	(1.55)		to	(0.29)
2005	1,742,533	11.3747	to	12.0220	20,389,050	2.78	1.00	to	2.25	(1.15)		to	1.08
2004	1,673,196	11.3967	to	11.9780	19,484,866	1.00	1.15	to	2.25	6.46		to	7.68
PTR
2008	5,511,639	11.1260	to	12.8648	68,414,340	4.49	1.00	to	2.55	2.12		to	3.75
2007	8,162,924	10.8948	to	12.3997	98,294,449	4.80	1.00	to	2.55	5.97		to	7.67
2006	9,778,093	10.2806	to	11.5166	109,967,519	4.41	1.00	to	2.55	1.21		to	2.82
2005	9,510,770	10.1577	to	11.2011	104,664,069	3.40	1.00	to	2.55	(0.15)		to	1.43
2004	9,586,165	10.1732	to	11.0931	104,630,759	1.89	1.00	to	2.55	2.21		to	3.84
OP1
2008	196,407	8.3420	to	8.5649	1,681,197	0.82	1.15	to	1.70	(39.86)		to	(39.52)
2007	224,003	13.7923	to	14.1961	3,177,768	0.61	1.15	to	1.70	2.33		to	2.92
2006	287,548	13.4011	to	13.8277	3,973,599	0.48	1.15	to	1.70	13.33		to	13.97
2005	408,070	11.7581	to	12.1623	5,002,406	0.43	1.15	to	1.70	5.23		to	5.83
2004	472,824	11.1105	to	11.5207	5,452,107	1.01	1.15	to	1.70	10.02		to	10.65
OP2
2008	101,726	16.6109	to	18.3183	1,811,960	0.39	1.15	to	1.85	(42.76)		to	(42.34)
2007	155,858	28.8803	to	31.7699	4,827,432	-	1.15	to	1.85	5.24		to	6.01
2006	257,601	27.3115	to	29.9696	7,543,059	-	1.15	to	1.85	10.97		to	11.78
2005	344,254	24.4939	to	26.8118	9,043,610	-	1.15	to	1.85	14.04		to	14.87
2004	405,762	21.3760	to	23.3597	9,290,313	0.10	1.15	to	1.70	17.13		to	17.98
OP3
2008	48,840	10.5784	to	14.4920	651,068	-	1.15	to	1.85	(42.72)		to	(42.30)
2007	75,198	18.3792	to	25.1165	1,726,912	-	1.15	to	1.85	(1.30)		to	(0.57)
2006	107,735	18.5314	to	25.2617	2,462,130	-	1.15	to	1.85	21.80		to	22.68
2005	147,235	15.1430	to	20.5920	2,670,997	-	1.15	to	1.85	(1.79)		to	(1.08)
2004	173,617	15.3457	to	20.8163	3,170,666	0.05	1.15	to	1.85	15.70		to	16.54
OP4
2008	54,445	8.9505	to	9.3864	508,153	3.10	1.15	to	1.60	(30.82)		to	(30.49)
2007	62,458	12.9383	to	13.5407	840,036	2.07	1.15	to	1.60	1.29		to	1.77
2006	94,149	12.7736	to	13.3411	1,250,139	1.72	1.15	to	1.60	7.90		to	8.41
2005	110,184	11.8381	to	12.3391	1,353,995	1.32	1.15	to	1.60	3.60		to	4.09
2004	145,797	11.3997	to	11.8861	1,724,996	1.55	1.15	to	1.60	8.88		to	9.50

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value				Income	Expense Ratio			Total Return
	Units	lowest to highest			Net Assets	Ratio[1]	lowest to highest[2]			lowest to highest[3]
RXI
2008	27,024	$ 4.2294	to	$ 8.7630	$ 126,886	0.27%	1.15%	to	2.10%	(55.44)%	to	(55.00)%
2007	55,231	9.4664	to	19.5536	559,869	1.19	1.15	to	2.10	(1.01)	to	(0.04)
2006	94,698	9.5384	to	19.6421	1,011,577	1.02	1.15	to	2.10	16.78	to	17.91
2005	133,984	8.1474	to	16.7265	1,157,400	0.30	1.15	to	2.10	1.79	to	2.77
2004	137,931	7.9839	to	16.3411	1,155,170	0.04	1.15	to	2.10	12.21	to	13.30
RX2
2008	45,657	4.9409	to	11.9562	263,713	0.12	1.15	to	2.10	(43.14)	to	(42.58)
2007	112,688	8.6672	to	20.9092	1,175,624	-	1.15	to	2.10	15.34	to	16.46
2006	166,587	7.4955	to	18.0271	1,398,521	-	1.15	to	2.10	3.56	to	4.56
2005	151,690	7.2196	to	17.4308	1,270,177	-	1.15	to	2.10	(1.01)	to	(0.05)
2004	330,956	7.2744	to	17.4743	2,922,248	-	1.15	to	2.10	7.04	to	8.09
LCG
2008	1,484,719	5.5428	to	5.6108	8,326,966	-	1.15	to	1.85	(45.16)	to	(44.76)
2007 [4]	1,874,035	10.1076	to	10.1574	19,070,731	-	1.15	to	1.85	1.08	to	1.57
LGF
2008	534,320	5.4912	to	5.5813	2,971,306	-	1.15	to	2.10	(45.48)	to	(44.94)
2007 [4]	679,016	10.0712	to	10.1375	6,882,699	-	1.15	to	2.10	0.71	to	1.37
SC1
2008	9,222,750	10.0661	to	12.0043	102,247,349	2.18	1.00	to	2.55	(0.36)	to	1.23
2007	7,339,311	10.0969	to	11.8753	80,562,531	4.73	1.15	to	2.50	2.24	to	3.68
2006	7,379,175	9.8503	to	11.4542	78,610,960	4.50	1.15	to	2.50	1.99	to	3.41
2005	8,209,391	9.6332	to	11.0760	85,985,670	2.69	1.15	to	2.50	0.20	to	1.73
2004	9,989,638	9.5899	to	10.9024	102,780,734	0.79	1.00	to	2.55	(1.84)	to	(0.27)
SC2
2008	1,763,429	10.3631	to	12.4922	21,117,851	5.66	1.15	to	2.10	(14.34)	to	(13.49)
2007	2,340,448	12.0980	to	14.4410	32,591,904	5.18	1.15	to	2.25	1.41	to	2.57
2006	2,789,424	11.9110	to	14.0786	38,062,816	5.13	1.15	to	2.10	3.20	to	4.21
2005	3,463,625	11.4816	to	13.5440	45,531,897	4.71	1.15	to	2.25	(0.32)	to	0.81
2004	3,916,087	11.5190	to	13.4781	51,252,953	4.82	1.15	to	2.25	4.02	to	5.21
SC3
2008	1,893,643	10.4035	to	18.7176	27,681,964	2.22	1.15	to	2.55	(46.15)	to	(45.36)
2007	2,146,464	19.3181	to	34.2561	58,482,574	1.39	1.15	to	2.55	(15.36)	to	(14.13)
2006	2,574,445	22.8241	to	39.8912	83,187,626	1.60	1.15	to	2.55	35.43	to	37.39
2005	3,158,457	16.8526	to	29.0351	74,380,506	1.61	1.15	to	2.55	6.88	to	8.43
2004	3,421,485	15.7675	to	26.7785	74,964,847	1.67	1.15	to	2.55	29.91	to	31.98
SC5
2008	2,775,340	10.3480	to	18.2975	36,313,861	0.16	1.00	to	2.35	(36.67)	to	(35.79)
2007	3,624,510	16.2396	to	28.6273	73,793,658	-	1.00	to	2.55	12.45	to	14.25
2006	4,734,629	14.3237	to	25.1727	85,190,179	-	1.00	to	2.55	8.47	to	10.19
2005	5,293,361	13.0984	to	22.9496	86,654,085	0.09	1.00	to	2.55	13.64	to	15.45
2004	5,905,259	11.4322	to	19.9695	84,049,652	-	1.00	to	2.55	13.17	to	14.98
SC7
2008	2,588,390	7.5465	to	11.6323	20,931,271	0.75	1.00	to	2.30	(39.25)	to	(38.43)
2007	3,652,592	12.3639	to	18.9608	47,881,059	0.54	1.00	to	2.30	1.82	to	3.19
2006	4,502,180	12.0865	to	18.4410	57,295,917	0.72	1.00	to	2.30	12.13	to	13.62
2005	4,560,454	10.7293	to	16.2875	51,167,524	0.71	1.00	to	2.30	7.21	to	8.63
2004	4,738,650	9.9620	to	15.0463	49,162,052	0.66	1.15	to	2.30	9.86	to	11.33

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value				Income	Expense Ratio			Total Return
	Units	lowest to highest			Net Assets	Ratio[1]	lowest to highest[2]			lowest to highest[3]
SCB
2008	3,339,978	$ 7.6916	to	$ 11.7596	$ 35,492,222	0.26%	1.00%	to	2.55%	(39.58)%	to	(38.61)%
2007	3,953,830	12.6907	to	18.9405	68,741,092	-	1.15	to	2.55	(3.97)	to	(2.57)
2006	4,668,685	13.1744	to	19.4423	82,938,137	-	1.15	to	2.55	10.71	to	12.31
2005	5,183,910	11.8636	to	17.3136	82,150,009	-	1.15	to	2.55	1.68	to	3.15
2004	5,487,756	11.6321	to	16.7874	84,451,283	-	1.15	to	2.55	15.40	to	17.24
SCM
2008	77,450	8.5615	to	13.4295	746,369	0.49	1.15	to	2.35	(38.54)	to	(37.78)
2007	115,211	13.8878	to	21.6290	1,804,243	0.68	1.15	to	2.35	(8.03)	to	(6.90)
2006	132,317	15.0546	to	23.2787	2,270,763	1.29	1.15	to	2.35	17.26	to	18.70
2005	162,783	12.7995	to	19.6517	2,309,787	0.10	1.15	to	2.35	(3.04)	to	(1.85)
2004	271,452	13.1607	to	20.0633	3,913,237	0.35	1.15	to	2.30	17.61	to	19.00
SGC
2008 [5]	18,423	7.0326	to	7.0763	153,885	1.42	1.15	to	1.90	(29.67)	to	(29.24)
SLC
2008 [5]	27,553	7.2259	to	7.2830	222,476	1.34	1.15	to	2.10	(27.74)	to	(27.17)
SPC
2008 [5]	6,638		8.5313		56,604	1.93		1.65			(14.69)

1 Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

2 Ratio represents the annualized contract expenses of the Sub-Account, consisting primarily of mortality and expense charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

3 Ratio represents the total return for the year indicated and reflects a deduction only for expenses assessed through the daily unit value calculation.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented.  Investment options with a date notation indicate the effective date of that investment option in the Variable Account.  The total return is calculated for the year indicated or from the effective date through the end of the reporting period.

4 For the period April 30, 2007 (commencement of operations) through December 31, 2007.

5For the period March 10, 2008 (commencement of operations) through December 31, 2008.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (FUTURITY)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code which allows the contract owner to avoid current taxation of both current and built-up earnings of the contract.  The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

10. SUBSEQUENT EVENTS

In February 2009, the following Sub-Account substitutions were made:

Sub-Account at December 31, 2008:	Substituted by:
Lord Abbett Growth & Income Portfolio Sub-Account	SC Lord Abbett Growth & Income Fund Sub-Account
PIMCO VIT High Yield Portfolio Sub-Account	SC PIMCO High Yield Sub-Account
PIMCO VIT Total Return Portfolio Sub-Account	SC PIMCO Total Return Sub-Account

In April 2009, the following Sub-Accounts had name changes:

Sub-Account at December 31, 2008:	Name changed to:
Credit Suisse Emerging Markets Portfolio Sub-Account	International Equity Flex III Portfolio Sub-Account
Credit Suisse Global Small Cap Portfolio Sub-Account	International Equity Flex II Portfolio Sub-Account
Credit Suisse International Focus Portfolio Sub-Account	International Equity Flex I Portfolio Sub-Account
Credit Suisse Small Cap Core I Portfolio Sub-Account	U.S. Equity Flex I Portfolio Sub-Account

In April 2009, the following Sub-Accounts merged:

Sub-Account at December 31, 2008:	Merged into:
J.P. Morgan II International Equity Portfolio Sub-Account	J.P. Morgan International Equity Portfolio Sub-Account
J.P. Morgan II Small Company Portfolio Sub-Account	J.P. Morgan Small Cap Core Portfolio Sub-Account
J.P. Morgan II U.S. Large Cap Core Equity Portfolio Sub-Account	J.P. Morgan U.S. Equity Portfolio Sub-Account

In April 2009, Premier VIT OpCap Equity Portfolio Sub-Account closed to new investments and liquidated the remaining investments held in the Sub-Account.  Also in April 2009, Rydex Variable Trust issued reverse share splits for all Rydex Variable Trust Sub-Accounts.  Shares in each fund will be reduced and the price per share of the fund will be increased by a pre-determined ratio.

PART C

OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

A.	Condensed Financial Information - Accumulation Unit Values (Part A)

B.	Financial Statements of the Depositor (Part B)

	1.	Consolidated Statements of Income, Years Ended December 31, 2008, 2007 and 2006;
	2.	Consolidated Balance Sheets, December 31, 2008 and 2007,
	3.	Consolidated Statements of Comprehensive Income, Years Ended December 31, 2008, 2007 and 2006;
	4.	Consolidated Statements of Stockholder's Equity, Years Ended December 31, 2008, 2007 and 2006;
	5.	Consolidated Statements of Cash Flows, Years Ended December 31, 2008, 2007 and 2006;
	6.	Notes to Consolidated Financial Statements; and
	7.	Report of Independent Registered Public Accounting Firm.

C.	Financial Statements of the Registrant (Part B)

	1.	Statement of Assets and Liabilities, December 31, 2008;
	2.	Statement of Operations, Year Ended December 31, 2008;
	3.	Statements of Changes in Net Assets, Years Ended December 31, 2008 and December 31, 2007;
	4.	Notes to Financial Statements; and
	5.	Report of Independent Registered Public Accounting Firm.

(b)	The following Exhibits are incorporated in the Registration Statement by reference unless otherwise indicated:

(1)
Resolution of Board of Directors of the depositor dated December 3, 1985 authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-37907, filed on October 14, 1997);

(2)	Not Applicable;

(3)(a)
Distribution Agreement between the Depositor, Massachusetts Financial Services Company and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(b)(i)
Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4 (File No. 333-83364) filed on or about April 27, 2009);

(3)(b)(ii)
Amendment to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4 (File No. 333-83364) filed on or about April 27, 2009);

(3)(c)(i)
Specimen Sales Operations and General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(c)(ii)
Specimen Broker-Dealer Supervisory and Service Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998); and

(3)(c)(iii)
Specimen Registered Representatives Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(4)(a)
Specimen Flexible Payment Combination Fixed/Variable Group Annuity Contract (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-30844, filed on June 9, 2000);

(4)(b)
Specimen Certificate to be issued in connection with Contract filed as Exhibit 4(a) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-30844, filed on June 9, 2000);

(4)(c)
Specimen Flexible Payment Combination Fixed/Variable Individual Annuity Contract (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-30844, filed on June 9, 2000);

(4)(d)
Specimen Revised Specification Page to be issued in connection with Certificate, filed as Exhibit 4(b) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-30844, filed on April 23, 2001);

(4)(e)
Specimen Revised Specification Page to be issued in connection with Individual Annuity Contract, filed as Exhibit 4(c) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-30844, filed on April 23, 2001);

(5)(a)
Specimen Application to be used with Contracts filed as Exhibits 4(a) and 4(c) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-30844, filed on June 9, 2000);

(5)(b)
Specimen Application to be used with Certificate filed as Exhibit 4(b) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-30844, filed on June 9, 2000);

(5)(c)
Specimen Revised Application to be used with Certificate, filed as Exhibit 4(b) and Contract, filed as Exhibit 4(c) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-30844, filed on April 23, 2001);

(6)(a)	Certificate of Incorporation of the Depositor (Incorporated herein by reference to Depositor's Form 10-K, File No. 333-82824, filed on March 29, 2004);

(6)(b)	By-Laws of the Depositor, as amended March 19, 2004 (Incorporated herein by reference to Depositor's Form 10-K, File No. 333-82824, filed on March 29, 2004);

(7)	Not Applicable;

(8)(a)
Participation Agreement by and between The Alger American Fund, the Depositor, and Fred Alger and Company, Incorporated (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

(8)(b)
Participation Agreement dated February 17, 1998 by and between Goldman Sachs Variable, Insurance Trust, Goldman Sachs & Co. and the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

(8)(c)
Fund Participation Agreement between the Depositor and J.P. Morgan Services Trust II (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

(8)(d)
Amended and Restated Participation Agreement by and among MFS/Sun Life Services Trust, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-107983, filed on May 28, 2004);

(8)(e)
Participation Agreement dated February 17, 1998 by and among OCC Accumulation Trust, the Depositor and OCC Distributors (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

(8)(f)
Participation Agreement dated February, 1998 by and among the Depositor, Warburg Pincus Trust, Warburg Pincus Asset Management, Inc. and Counsellors Securities, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

(8)(g)
Participation Agreement dated February 17, 1998 by and among the Depositor, AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-82957, filed on February 3, 2000);

(8)(h)
Amended and Restated Participation Agreement dated December 18, 2004, by and among Sun Capital Advisers Trust, Sun Capital Advisers, Inc. Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-4, File No. 333-83516, filed on April 28, 2005);

(8)(i)
Participation Agreement dated as of February 17, 1998 by and among the Depositor, Salomon Brothers Variable Series Funds Inc., and Salomon Brothers Asset Management Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-41438 filed September 25, 2000);

(8)(j)
Participation Agreement dated April 30, 2001 by and among Rydex Variable Trust, Rydex Distributors, Inc., and Sun Life Assurance Company of Canada (U.S.). (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 File No. 333-82957, filed July 27, 2001);

(8)(k)
Participation Agreement dated December 1, 1996 by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Funds, and Fidelity Distributors Corporation. (Incorporated herein by reference from Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6. File No. 333-13087, filed January 1, 1997);

(8)(l)
Participation Agreement dated May 1, 2001 by and among Sun Life Assurance Company of Canada (U.S.), the Depositor, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-82957, filed July 27, 2001);

(9)
Opinion of Counsel as to the legality of the securities being registered and Consent to its use (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-83256, filed on February 22, 2002);

(10)(a)	Consent of Independent Registered Public Accounting Firm;*

(10)(b)	Representation of Counsel pursuant to Rule 485(b);*

(11)	Financial Statement Schedules I and VI (Incorporated herein by reference to the Depositor's Form 10-K Annual Report for the fiscal year ended December 31, 2008, filed on March 30, 2009);

(12)	Not Applicable;

(13)
Schedule for Computation of Performance Quotations (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 33-41628, filed on April 29, 1998);

(14)	Not Applicable;

(15)(a)	Powers of Attorney;*

(15)(b)
Resolution of the Board of Directors of the depositor dated March 26, 2008, authorizing the use of powers of attorney for Officer signatures (Incorporated herein by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 27, 2009)

(16)	Organizational Chart (Incorporated herein by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 27, 2009).

* Filed herewith

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address*	Positions and Offices With Depositor

Jon A. Boscia Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and Chairman
Scott M. Davis Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Counsel and Director
Ronald H. Friesen Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Chief Financial Officer and Treasurer and Director
Richard P. McKenney Sun Life Assurance Company of Canada 150 King Street West Toronto, Ontario Canada M5H 1J9	Director
Terrence J. Mullen Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director
Westley V. Thompson Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	President, SLF U.S., and Director
James M.A. Anderson Sun Life Assurance Company of Canada 150 King Street West Toronto, Ontario Canada M5H 1J9	Executive Vice President and Chief Investment Officer
Michael S. Bloom Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Assistant Vice President and Senior Counsel and Secretary
Priscilla S. Brown Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Head of U.S. Marketing
Keith Gubbay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Chief Actuary
Maura E. Slattery Machold Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President, Human Resources
Janet Whitehouse Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Manager, Individual Life Insurance
John R. Wright Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Executive Vice President, Sun Life Financial U.S. Operations

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), which is ultimately controlled by Sun Life Financial Inc.

The organization chart of Sun Life Financial is incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-4, File No. 333-83516, filed February 27, 2009.

None of the companies listed in such Exhibit 16 is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

Item 27. NUMBER OF CONTRACT OWNERS

As of February 27, 2009, there were 5,859 qualified and 7,983 non-qualified Contracts issued and outstanding.

Item 28. INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.), as amended March 19, 2004 (a copy of which as filed as Exhibit 3.2 to Depositor’s Form 10-K, File No. 333-82824, filed on March 29, 2004), provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.). Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, G, I, and K, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B, C, D, and N, and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, and Total Return Variable Account.

(b)	Name and Principal	Position and Offices
	Business Address*	with Underwriter

	James J. Cahill	President
	Scott M. Davis	Director
	Ronald H. Friesen	Director
	Michael S. Bloom	Secretary
	Ann B. Teixeira	Assistant Vice President, Compliance
	Kathleen T. Baron	Chief Compliance Officer
	Michael L. Gentile	Vice President
	William T. Evers	Assistant Vice President and Senior Counsel
	Jane F. Jette	Financial/Operations Principal and Treasurer
	Alyssa Gair	Assistant Secretary
	Michelle D'Albero	Counsel

*The principal business address of all directors and officers of the principal underwriter, is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(c) Inapplicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Sun Life Assurance Company of Canada (U.S.) at its offices at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, or at the offices of Clarendon Insurance Agency, Inc., at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

Item 31. MANAGEMENT SERVICES

Not Applicable.

Item 32. UNDERTAKINGS

The Registrant hereby undertakes:

(a)
To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)
To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d)
Representation with respect to Section 26(f)(2)(A)of the Investment Company Act of 1940: Sun Life Assurance Company of Canada (U.S.) represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has caused this Post-Effective Amendment to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 27th day of April, 2009.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
(Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Depositor)

By: /s/ Westley V. Thompson*
Westley V. Thompson President, SLF U.S.

*By:	/s/ Sandra M. DaDalt
Sandra M. DaDalt
Assistant Vice President and Senior Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Depositor, Sun Life Assurance Company of Canada (U.S.), and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Westley V. Thompson*	President, SLF U.S. and Director	April 27, 2009
Westley V. Thompson	(Principal Executive Officer)

/s/ Ronald H. Friesen*	Senior Vice President and Chief Financial Officer	April 27, 2009
Ronald H. Friesen	and Treasurer and Director
(Principal Financial Officer)

/s/ Douglas C. Miller*	Vice President and Controller	April 27, 2009
Douglas C. Miller	(Principal Accounting Officer)

*By: /s/ Sandra M. DaDalt	Attorney-in-Fact for:	April 27, 2009
Sandra M. DaDalt	Jon A. Boscia, Director
Scott M. Davis, Director
Richard P. McKenney, Director
Terrence J. Mullen, Director

*Sandra M. DaDalt has signed this document on the indicated date on behalf of the above Directors and Officers for the Depositor pursuant to powers or attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures.  Resolution of the Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-4, File No. 333-83516, filed on or about February 27, 2009. Powers of attorney are included herein as Exhibit 15(a).

EXHIBIT INDEX

(10)(a) Consent of Independent Registered Public Accounting Firm

(10)(b) Representation of Counsel pursuant to Rule 485(b)

(15)(a) Powers of Attorney